      Filed with the Securities and Exchange Commission on April 15, 2011
               Registration No. 333-130989 Investment Company Act No. 811-07325

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM N-4

                               -----------------

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 28

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 115

                               -----------------

             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          (Exact Name of Registrant)

                         PRUCO LIFE INSURANCE COMPANY
                              (Name of Depositor)

                               -----------------

                             213 WASHINGTON STREET
                         NEWARK, NEW JERSEY 07102-2992
                                (973) 367-1730
   (Address and telephone number of depositor's principal executive offices)

                               JOSEPH D. EMANUEL
                              CHIEF LEGAL OFFICER
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                One Corporate Drive, Shelton, Connecticut 06484
              (Name and Address of Agent for Service of Process)

                                   Copy To:

                         C. CHRISTOPHER SPRAGUE, ESQ.
                     VICE PRESIDENT AND CORPORATE COUNSEL
        751 Broad Street, Newark, New Jersey 07102-2917 (973) 802-6997

          Approximate Date of Proposed Sale to the Public: Continuous

                               -----------------

It is proposed that this filing become effective: (check appropriate space)

[_] immediately upon filing pursuant to paragraph (b) of Rule 485

[X] on May 1, 2011 pursuant to paragraph (b) of Rule 485

[_] 60 days after filing pursuant to paragraph (a)(i) of Rule 485

[_] on ______ pursuant to paragraph (a)(i) of Rule 485

[_] 75 days after filing pursuant to paragraph (a)(ii) of Rule 485

[_] on ______ pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:

              Interest in Individual Variable Annuity Contracts.

================================================================================

Premier

                                                   PRUCO LIFE INSURANCE COMPANY
                                                 A Prudential Financial Company
                                        751 Broad Street, Newark, NJ 07102-3777

 PRUDENTIAL PREMIER VARIABLE ANNUITY B SERIES/SM/ ("B SERIES")
 PRUDENTIAL PREMIER VARIABLE ANNUITY L SERIES/SM/ ("L SERIES")
 PRUDENTIAL PREMIER VARIABLE ANNUITY X SERIES/SM/ ("X SERIES")

 FLEXIBLE PREMIUM DEFERRED ANNUITIES

 PROSPECTUS: MAY 1, 2011

 This prospectus describes three different flexible premium deferred annuity classes issued by Pruco Life Insurance Company ("Pruco Life", "we", "our", or "us"). These Annuities are no longer offered for new sales. Each of the B Series, L Series, and X Series is a class within a single annuity contract, rather than a separate annuity contract under State insurance law. For convenience in this prospectus, we sometimes refer to each of these annuity classes as an "Annuity", and to the classes collectively as the "Annuities." We also sometimes refer to each class by its specific name (e.g., the "B Series"). These Annuities were offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix B entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which each Annuity was sold may not make available or may not recommend to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Selling broker-dealer firms may not recommend all the Annuities and/or benefits described in this prospectus and/or may impose restrictions on the availability of the Annuity based on certain criteria. Please speak to your Financial Professional for further details. EACH ANNUITY OR CERTAIN OF ITS INVESTMENT OPTIONS AND/OR FEATURES MAY NOT BE AVAILABLE IN ALL STATES. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. BECAUSE THE X SERIES ANNUITY GRANTS CREDITS WITH RESPECT TO YOUR PURCHASE PAYMENTS, THE EXPENSES OF THE X SERIES ANNUITY MAY BE HIGHER THAN EXPENSES FOR AN ANNUITY WITHOUT A CREDIT. IN ADDITION, THE AMOUNT OF THE CREDITS THAT YOU RECEIVE UNDER THE X SERIES ANNUITY MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE CREDIT.


 THE SUB-ACCOUNTS

 Each Sub-account of the Pruco Life Flexible Premium Variable Annuity Account invests in an underlying mutual fund portfolio. The Pruco Life Flexible Premium Variable Annuity Account is a separate account of Pruco Life, and is the investment vehicle in which your Purchase Payments are held. Currently, portfolios of Advanced Series Trust, ProFunds VP, and Franklin Templeton Variable Insurance Products Trust are being offered. See the following page for a complete list of Sub-accounts. Certain Sub-accounts are not available if you participate in an optional living benefit - see "Limitations With Optional Benefits" later in this prospectus for details.


 PLEASE READ THIS PROSPECTUS

 PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.


 AVAILABLE INFORMATION

 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described below - see Table of Contents. The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC. Please see the section of this Prospectus entitled "How To Contact Us" for our Service Office address.


 THESE ANNUITIES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ISSUED, GUARANTEED OR ENDORSED BY, ANY BANK, ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN AN ANNUITY INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF VALUE, EVEN WITH RESPECT TO AMOUNTS ALLOCATED TO THE AST MONEY MARKET SUB-ACCOUNT.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS
 AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE /SM/ OR (R) SYMBOLS.
--------------------------------------------------------------------------------

     FOR FURTHER INFORMATION CALL: 1-888-PRU-2888 OR GO TO OUR WEBSITE AT
                      HTTP://WWW.PRUDENTIALANNUITIES.COM



      Prospectus Dated:
      May 1, 2011               Statement of Additional Information Dated:
                                                              May 1, 2011
                                                                  PREMIER



  PLEASE SEE OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE STATEMENTS ATTACHED TO
                       THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS


 Please note that you may not allocate Purchase Payments to the AST Investment
                              Grade Bond Portfolio
       or the target date bond portfolios (e.g., AST Bond Portfolio 2022)


 ADVANCED SERIES TRUST
   AST Academic Strategies Asset Allocation
   AST Advanced Strategies


   AST AllianceBernstein Core Value


   AST American Century Income & Growth
   AST Balanced Asset Allocation

   AST BlackRock Global Strategies
   AST BlackRock Value

   AST Bond Portfolio 2015
   AST Bond Portfolio 2016
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Bond Portfolio 2020
   AST Bond Portfolio 2021

   AST Bond Portfolio 2022

   AST Capital Growth Asset Allocation
   AST CLS Growth Asset Allocation
   AST CLS Moderate Asset Allocation
   AST Cohen & Steers Realty
   AST Federated Aggressive Growth
   AST FI Pyramis(R) Asset Allocation
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target
   AST Global Real Estate
   AST Goldman Sachs Concentrated Growth

   AST Goldman Sachs Large-Cap Value

   AST Goldman Sachs Mid-Cap Growth
   AST Goldman Sachs Small-Cap Value
   AST High Yield
   AST Horizon Growth Asset Allocation
   AST Horizon Moderate Asset Allocation
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST Jennison Large-Cap Growth
   AST Jennison Large-Cap Value
   AST JPMorgan International Equity
   AST J.P. Morgan Strategic Opportunities
   AST Large-Cap Value

   AST Lord Abbett Core Fixed Income

   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman/LSV Mid-Cap Value


   AST Parametric Emerging Markets Equity
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST QMA US Equity Alpha

   AST Quantitative Modeling

   AST Schroders Multi-Asset World Strategies
   AST Small-Cap Growth
   AST Small-Cap Value

 *  Used with "L" Series Only
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources

   AST Wellington Management Hedged Equity

   AST Western Asset Core Plus Bond

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
   Franklin Templeton VIP Founding Funds Allocation Fund

 * PROFUNDS VP
   Consumer Goods
   Consumer Services
   Financials
   Health Care
   Industrials
   Large-Cap Growth
   Large-Cap Value
   Mid-Cap Growth
   Mid-Cap Value
   Real Estate
   Small-Cap Growth
   Small-Cap Value
   Telecommunications
   Utilities

                                   CONTENTS



GLOSSARY OF TERMS..........................................................................  1

SUMMARY OF CONTRACT FEES AND CHARGES.......................................................  4

EXPENSE EXAMPLES........................................................................... 14

SUMMARY.................................................................................... 15

INVESTMENT OPTIONS......................................................................... 19

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?........................ 19
 WHAT ARE THE FIXED RATE OPTIONS?.......................................................... 35

FEES AND CHARGES........................................................................... 38

 WHAT ARE THE CONTRACT FEES AND CHARGES?................................................... 38
 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?............................................. 40
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?................................. 40
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES................................................. 40

PURCHASING YOUR ANNUITY.................................................................... 41

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?............................ 41

MANAGING YOUR ANNUITY...................................................................... 44

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?........................... 44
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?.............................................. 45
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?.................................................. 45
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?.............................. 45
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?.......................... 45

MANAGING YOUR ACCOUNT VALUE................................................................ 46

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?.............................................. 46
 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?................................... 46
 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?................. 46
 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?.................................... 46
 HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES?.................. 46
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?................ 47
 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?................................. 49
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?.......................................... 49
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?...... 49

ACCESS TO ACCOUNT VALUE.................................................................... 50

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?.......................................... 50
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?............................................. 50
 CAN I WITHDRAW A PORTION OF MY ANNUITY?................................................... 50
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?............................................. 50
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?........... 51
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE
   CODE?................................................................................... 51
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?............... 51
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?................................................. 51
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?............................... 52
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?.............................................. 52
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?...................................... 53

LIVING BENEFITS............................................................................ 54

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?.............................................................................. 54
 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/................................... 56
 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ II (HD GRO/SM/ II)............................. 61
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)/SM/.............................................. 65
 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/...................................... 69
 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/...................... 74
 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME FIVE)/SM/.......... 77


                                      (i)

 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME SEVEN)/SM/.........  85
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME
   SEVEN)/SM/...............................................................................  97
 HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (HIGHEST DAILY LIFETIME 7 PLUS)/SM/....... 106
 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS/SM/ INCOME BENEFIT (SPOUSAL HIGHEST DAILY LIFETIME 7
   PLUS)/SM/................................................................................ 119
 HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (HD LIFETIME 6 PLUS)/SM/.................. 128
 SPOUSAL HIGHEST DAILY LIFETIME/SM/ 6 PLUS INCOME BENEFIT (SHD LIFETIME 6 PLUS)/SM/......... 142

DEATH BENEFIT............................................................................... 152

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.............................................. 152
 BASIC DEATH BENEFIT........................................................................ 152
 OPTIONAL DEATH BENEFITS.................................................................... 152
 PAYMENT OF DEATH BENEFITS.................................................................. 155

VALUING YOUR INVESTMENT..................................................................... 159

 HOW IS MY ACCOUNT VALUE DETERMINED?........................................................ 159
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?................................................. 159
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?................................................ 159
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?................................................ 159

TAX CONSIDERATIONS.......................................................................... 162

GENERAL INFORMATION......................................................................... 171

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?................................................. 171
 WHAT IS PRUCO LIFE?........................................................................ 171
 WHAT IS THE SEPARATE ACCOUNT?.............................................................. 172
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?....................................... 172
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?........................................... 174
 FINANCIAL STATEMENTS....................................................................... 176
 HOW TO CONTACT US.......................................................................... 176
 INDEMNIFICATION............................................................................ 177
 LEGAL PROCEEDINGS.......................................................................... 177
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION........................................ 178

APPENDIX A - ACCUMULATION UNIT VALUES....................................................... A-1

APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU............................ B-1

APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS......................................... C-1

APPENDIX D - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT....................... D-1

APPENDIX E - FORMULA UNDER HIGHEST DAILY GRO BENEFIT........................................ E-1

APPENDIX F - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT............................................... F-1

APPENDIX G - FORMULA UNDER HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT.............................................. G-1

APPENDIX H - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES............. H-1

APPENDIX I - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT..................................... I-1

APPENDIX J - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND SPOUSAL
  HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT.............................................. J-1


                                     (ii)

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 ACCOUNT VALUE: The value of each allocation to a Sub-account (also referred to as a "variable investment option") plus any Fixed Rate Option prior to the Annuity Date, increased by any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an Annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Rate Option, and then totaled to determine the Account Value for your entire Annuity. With respect to the X Series, the Account Value includes any Longevity Credit we apply and includes any Purchase Credits we applied to your purchase payments that we are entitled to recover under certain circumstances. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 ADJUSTED PURCHASE PAYMENTS: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted purchase payments are purchase payments, increased by any Credits applied to your Account Value in relation to such purchase payments, and decreased by any charges deducted from such purchase payments.

 ANNUITIZATION: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 ANNUITY DATE: The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the 95/th/ birthday of the older of the Owner or Annuitant.

 ANNUITY YEAR: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.


 BENEFICIARY ANNUITY: If you are a beneficiary of an Annuity that was owned by a decedent, subject to the requirements discussed in this Prospectus, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity.


 BENEFIT FIXED RATE ACCOUNT: A Fixed Rate option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate purchase payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to and from the Benefit Fixed Rate Account only under the pre-determined mathematical formula of the Highest Daily Lifetime Five Income Benefit.

 CODE: The Internal Revenue Code of 1986, as amended from time to time.

 COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on purchase payments adjusted for withdrawals.

 CONTINGENT DEFERRED SALES CHARGE (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the effective date of each Purchase Payment. The amount and duration of the CDSC varies among the X Series, L Series, and B Series. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

 DCA FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified period during the accumulation period. The DCA Fixed Rate Option is used only with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 month DCA Program"), under which the Purchase Payments that you have allocated to that DCA Fixed Rate Option are transferred to the designated Sub-accounts over a 6 month or 12 month period. Withdrawals or transfers from the DCA Fixed Rate Option are not subject to any Market Value Adjustment.

 FIXED RATE OPTION: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 FREE LOOK: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "Free Look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

 GOOD ORDER: An instruction received by us, utilizing such forms, signatures, and dating as we require, which is sufficiently complete and clear that we do not need to exercise any discretion to follow such instructions. In your Annuity contract, we may use the term "In Writing" to refer to this general requirement.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB): An optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total purchase payments and an annual increase of 5% on such purchase payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value. We no longer offer GMIB.

 GUARANTEE PERIOD: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Rate Option.


 HIGHEST DAILY GUARANTEED RETURN OPTION (HIGHEST DAILY GRO)/HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO II): Highest Daily GRO and HD GRO II are separate optional benefits that, for an additional cost, guarantee a minimum Account Value at one or more future dates and that requires your participation in a program that may transfer your Account Value according to a predetermined mathematical formula. Each benefit has different features, so please consult the pertinent benefit description in the section of the prospectus entitled "Living Benefits." We no longer offer Highest Daily GRO.


 HIGHEST DAILY LIFETIME FIVE BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a guaranteed benefit base called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Highest Daily Lifetime Five.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime Seven.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 7 Plus is the same class of optional benefit as our Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Highest Daily Lifetime 7 Plus.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that is available for an additional charge. The benefit guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime 6 Plus is the same class of optional benefit as our Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated.

 HIGHEST DAILY VALUE DEATH BENEFIT (HDV): An optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals. We no longer offer HDV.

 ISSUE DATE: The effective date of your Annuity.

 KEY LIFE: Under the Beneficiary Continuation Option, or the Beneficiary Annuity, the person whose life expectancy is used to determine payments.

 LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Lifetime Five.

 OWNER: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.


 SERVICE OFFICE: The place to which all requests and payments regarding an Annuity are to be sent. We may change the address of the Service Office at any time. Please see the section of this prospectus entitled "How to Contact Us" for the Service Office address.


 SPOUSAL LIFETIME FIVE INCOME BENEFIT: An optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. We no longer offer Spousal Lifetime Five.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime Seven Income Benefit but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime Seven.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 7 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime Seven Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and how the lifetime withdrawals are calculated. We no longer offer Spousal Highest Daily Lifetime 7 Plus.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT: An optional benefit that, for an additional charge, guarantees your ability to withdraw amounts equal to a percentage of a guaranteed benefit base called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. The benefit is the spousal version of the Highest Daily Lifetime 6 Plus Income Benefit and is the same class of optional benefit as our Spousal Highest Daily Lifetime 7 Plus Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 SUB-ACCOUNT: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 SURRENDER VALUE: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your purchase payments that we may be entitled to recover under certain circumstances.

 UNIT: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 VALUATION DAY: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from the annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses, and with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

                        -------------------------------
                         TRANSACTION FEES AND CHARGES
                        -------------------------------

 CONTINGENT DEFERRED SALES CHARGE /1/
                                    B SERIES

            Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8+
            --------------------------------------------------------
            7.0%   6.0%   5.0%   4.0%   3.0%   2.0%   1.0%   0.0%
            --------------------------------------------------------

                                    L SERIES

                      Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5+
                      -----------------------------------
                      7.0%   7.0%   6.0%   5.0%   0.0%
                      -----------------------------------

                                    X SERIES

    Yr. 1  Yr. 2  Yr. 3  Yr. 4  Yr. 5  Yr. 6  Yr. 7  Yr. 8  Yr. 9  Yr. 10+
    -----------------------------------------------------------------------
    9.0%   8.5%   8.0%   7.0%   6.0%   5.0%   4.0%   3.0%   2.0%    0.0%
    -----------------------------------------------------------------------


 1 The Contingent Deferred Sales Charges are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a "first-in, first-out" basis.


         -------------------------------------------------------------
                      OTHER TRANSACTION FEES AND CHARGES

                       (assessed against each Annuity)
         -------------------------------------------------------------
                FEE/CHARGE          B SERIES    L SERIES    X SERIES
         -------------------------------------------------------------
         TRANSFER FEE /1/
         MAXIMUM                      $20         $20         $20
         CURRENT                      $10         $10         $10
         -------------------------------------------------------------
         TAX CHARGE (CURRENT) /2/  0% to 3.5%  0% to 3.5%  Up to 3.5%
         -------------------------------------------------------------

 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2 We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

---------------------------------------------------------------------------------------------------
                                    PERIODIC FEES AND CHARGES

                                 (assessed against each Annuity)
---------------------------------------------------------------------------------------------------
        FEE/CHARGE                 B SERIES                L SERIES                X SERIES
ANNUAL MAINTENANCE FEE /1/  Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of
                                Account Value           Account Value           Account Value
                            -----------------------------------------------------------------------
  BENEFICIARY
  CONTINUATION              Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
  OPTION ONLY                   Account Value           Account Value           Account Value

          --------------------------------------------------------------------------
                ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /2/

          (assessed as a percentage of the daily net assets of the Sub-accounts)
          --------------------------------------------------------------------------
                   FEE/CHARGE                B SERIES      L SERIES     X SERIES
          MORTALITY & EXPENSE RISK            1.00%         1.35%        1.40%
          CHARGE /3/
          --------------------------------------------------------------------------
          ADMINISTRATION CHARGE /3/           0.15%         0.15%        0.15%
          --------------------------------------------------------------------------
          SETTLEMENT SERVICE CHARGE /4/       1.00%         1.00%        1.00%
          --------------------------------------------------------------------------
          TOTAL ANNUAL CHARGES                1.15%         1.50%        1.55%
          OF THE SUB-ACCOUNTS
          (EXCLUDING SETTLEMENT
          SERVICE CHARGE)
          --------------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. Only applicable if Account Value is less than $100,000. Fee may differ in certain states. For beneficiaries who elect the Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000 at the time the fee is assessed.
 2  These charges are deducted daily and apply to the Sub-accounts only.
 3 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 4 The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option, and is expressed as an annual charge.


 The following table sets forth the charge for each optional benefit under the Annuity. These fees would be in addition to the periodic fees and transaction fees set forth in the tables above. The first column shows the charge for each optional benefit on a maximum and current basis. Then, we show the total expenses you would pay for an Annuity if you purchased the relevant optional benefit. More specifically, we show the total charge for the optional benefit plus the Total Annualized Insurance Fees/Charges applicable to the Annuity. Where the charges cannot actually be totaled (because they are assessed against different base values), we show both individual charges.


--------------------------------------------------------------------------------------------------------------

                           YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
--------------------------------------------------------------------------------------------------------------
                 OPTIONAL BENEFIT                    OPTIONAL         TOTAL          TOTAL          TOTAL
                                                    BENEFIT FEE/     ANNUAL         ANNUAL         ANNUAL
                                                      CHARGE       CHARGE /2/     CHARGE /2/     CHARGE /2/
                                                                  FOR B SERIES   FOR L SERIES   FOR X SERIES
--------------------------------------------------------------------------------------------------------------
HIGHEST DAILY GRO II
CURRENT AND MAXIMUM CHARGE /3/                         0.60%          1.75%          2.10%          2.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
--------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS (HD
6 PLUS)

MAXIMUM CHARGE /3/                                     1.50%      1.15% + 1.50%  1.50% + 1.50%  1.55% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
CURRENT CHARGE                                         0.85%      1.15% + 0.85%  1.50% + 0.85%  1.55% + 0.85%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
--------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 6 PLUS WITH
LIFETIME INCOME ACCELERATOR (LIA)
MAXIMUM CHARGE /3/                                     2.00%      1.15% + 2.00%  1.50% + 2.00%  1.55% + 2.00%
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PWV)
CURRENT CHARGE                                         1.20%      1.15% + 1.20%  1.50% + 1.20%  1.55% + 1.20%
(ASSESSED AGAINST GREATER OF ACCOUNT VALUE AND PWV)
--------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                            YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
----------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL         TOTAL           TOTAL           TOTAL
                                       BENEFIT FEE/     ANNUAL          ANNUAL          ANNUAL
                                         CHARGE       CHARGE /2/      CHARGE /2/      CHARGE /2/
                                                      FOR B SERIES    FOR L SERIES    FOR X SERIES
----------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
(SHD 6 PLUS)

MAXIMUM CHARGE /3/                       1.50%       1.15% + 1.50%   1.50% + 1.50%   1.55% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
CURRENT CHARGE                           0.95%       1.15% + 0.95%   1.50% + 0.95%   1.55% + 0.95%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PWV)
----------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN
OPTION (HD GRO) /4/
CURRENT AND MAXIMUM CHARGE (FOR          0.60%           1.75%           2.10%           2.15%
ELECTIONS ON OR AFTER MAY 1, 2009)
----------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT
(GMIB)

MAXIMUM CHARGE /3/                       1.00%       1.15% + 1.00%   1.50% + 1.00%   1.55% + 1.00%
(ASSESSED AGAINST PROTECTED INCOME
VALUE)
CURRENT CHARGE                           0.50%       1.15% + 0.50%   1.50% + 0.50%   1.55% + 0.50%
(ASSESSED AGAINST PROTECTED INCOME
VALUE)
----------------------------------------------------------------------------------------------------
LIFETIME FIVE/SM/ INCOME BENEFIT

MAXIMUM CHARGE /3/                       1.50%           2.65%           3.00%           3.05%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                           0.60%           1.75%           2.10%           2.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
----------------------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME BENEFIT

MAXIMUM CHARGE /3/                       1.50%           2.65%           3.00%           3.05%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                           0.75%           1.90%           2.25%           2.30%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME
BENEFIT

MAXIMUM CHARGE /3/                       1.50%           2.65%           3.00%           3.05%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
CURRENT CHARGE                           0.60%           1.75%           2.10%           2.15%
(ASSESSED AGAINST SUB-ACCOUNT NET
ASSETS)
----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME
BENEFIT

MAXIMUM CHARGE /3/                       1.50%       1.15% + 1.50%   1.50% + 1.50%   1.55% + 1.50%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
CURRENT CHARGE                           0.60%       1.15% + 0.60%   1.50% + 0.60%   1.55% + 0.60%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME
BENEFIT WITH BENEFICIARY INCOME OPTION

MAXIMUM CHARGE /3/                       2.00%       1.15% + 2.00%   1.50% + 2.00%   1.55% + 2.00%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
CURRENT CHARGE                           0.95%       1.15% + 0.95%   1.50% + 0.95%   1.55% + 0.95%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

                            YOUR OPTIONAL BENEFIT FEES AND CHARGES /1/
----------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL         TOTAL           TOTAL           TOTAL
                                       BENEFIT FEE/     ANNUAL          ANNUAL          ANNUAL
                                         CHARGE       CHARGE /2/      CHARGE /2/      CHARGE /2/
                                                      FOR B SERIES    FOR L SERIES    FOR X SERIES
----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN
W/LIFETIME INCOME ACCELERATOR

MAXIMUM CHARGE /3/                       2.00%       1.15% + 2.00%   1.50% + 2.00%   1.55% + 2.00%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
CURRENT CHARGE                           0.95%       1.15% + 0.95%   1.50% + 0.95%   1.55% + 0.95%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
----------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
INCOME BENEFIT

MAXIMUM CHARGE /3/                       1.50%       1.15% + 1.50%   1.50% + 1.50%   1.55% + 1.50%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
CURRENT CHARGE                           0.75%       1.15% + 0.75%   1.50% + 0.75%   1.55% + 0.75%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
----------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN
INCOME BENEFIT WITH BENEFICIARY
INCOME OPTION

MAXIMUM CHARGE /3/                       2.00%       1.15% + 2.00%   1.50% + 2.00%   1.55% + 2.00%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)

CURRENT CHARGE                           0.95%       1.15% + 0.95%   1.50% + 0.95%   1.55% + 0.95%
(ASSESSED AGAINST THE PROTECTED
WITHDRAWAL VALUE)
----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS

MAXIMUM CHARGE /3/                       1.50%       1.15% + 1.50%   1.50% + 1.50%   1.55% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
CURRENT CHARGE                           0.75%       1.15% + 0.75%   1.50% + 0.75%   1.55% + 0.75%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS
WITH BENEFICIARY INCOME OPTION

MAXIMUM CHARGE /3/                       2.00%       1.15% + 2.00%   1.50% + 2.00%   1.55% + 2.00%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
CURRENT CHARGE                           1.10%       1.15% + 1.10%   1.50% + 1.10%   1.55% + 1.10%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME 7 PLUS WITH
LIFETIME INCOME ACCELERATOR

MAXIMUM CHARGE /3/                       2.00%       1.15% + 2.00%   1.50% + 2.00%   1.55% + 2.00%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
CURRENT CHARGE                           1.10%       1.15% + 1.10%   1.50% + 1.10%   1.55% + 1.10%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                              YOUR OPTIONAL BENEFIT FEES AND CHARGES
                                               /1/
----------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT              OPTIONAL         TOTAL           TOTAL           TOTAL
                                       BENEFIT FEE/     ANNUAL          ANNUAL          ANNUAL
                                         CHARGE       CHARGE /2/      CHARGE /2/      CHARGE /2/
                                                      FOR B SERIES    FOR L SERIES    FOR X SERIES
----------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS

MAXIMUM CHARGE /3/                       1.50%       1.15% + 1.50%   1.50% + 1.50%   1.55% + 1.50%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
CURRENT CHARGE                           0.90%       1.15% + 0.90%   1.50% + 0.90%   1.55% + 0.90%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
----------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
WITH BENEFICIARY INCOME OPTION

MAXIMUM CHARGE /3/                       2.00%       1.15% + 2.00%   1.50% + 2.00%   1.55% + 2.00%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
CURRENT CHARGE                           1.10%       1.15% + 1.10%   1.50% + 1.10%   1.55% + 1.10%
(ASSESSED AGAINST GREATER OF ACCOUNT
VALUE AND PROTECTED WITHDRAWAL VALUE)
----------------------------------------------------------------------------------------------------
HIGHEST DAILY VALUE DEATH BENEFIT
("HDV")
CURRENT AND MAXIMUM CHARGE /4/           0.50%           1.65%           2.00%           2.05%
----------------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH
BENEFIT
CURRENT AND MAXIMUM CHARGE /4/           0.80%           1.95%           2.30%           2.35%
(FOR ELECTIONS ON OR AFTER MAY 1,
2009)
----------------------------------------------------------------------------------------------------
PLEASE REFER TO THE SECTION OF THIS PROSPECTUS THAT DESCRIBES EACH OPTIONAL BENEFIT FOR A COMPLETE
DESCRIPTION OF THE BENEFIT, INCLUDING ANY RESTRICTIONS OR LIMITATIONS THAT MAY APPLY.
----------------------------------------------------------------------------------------------------

 (1) HOW CHARGE IS DETERMINED

 1 HIGHEST DAILY GRO II. Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series 2.10% total annual charge applies, and for X Series, the 2.15% total annual charge applies.
    HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.85% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.85% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.85% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts.
    HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 1.20% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.20% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.20% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts.
    SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. Under certain circumstances, we may not deduct the charge or may only deduct a portion of the charge (see the description of the benefit for details). For B Series, 0.95% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.95% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts.

    HIGHEST DAILY GRO: 0.35% charge for this benefit is assessed against the average daily net assets of the Sub-accounts, and for elections prior to May 1, 2009: For B Series, 1.50% total annual charge applies. For L Series, 1.85% total annual charge applies. For X Series, total annual charge is 1.90%. For elections on or after May 1, 2009: charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, total annual charge is 2.15%. This benefit is no longer available for new elections.

    GUARANTEED MINIMUM INCOME BENEFIT: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For B Series, 0.50% of PIV for GMIB is in addition to 1.15% annual charge. For the L Series, 0.50% of PIV for GMIB is in addition to 1.50% annual charge. For the X Series, 0.50% of PIV for GMIB is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
    LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.

    SPOUSAL LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.90% total annual charge applies. For L Series, 2.25% total annual charge applies. For X Series, 2.30% total annual charge applies. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.75% total annual charge applies. For L Series, 2.10% total annual charge applies. For X Series, 2.15% total annual charge applies. This benefit is no longer available for new elections.

    HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). PWV is described in the Living Benefits section of this Prospectus. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.60% of PWV is in addition to 1.15% annual charge. For L Series, 0.60% of PWV is in addition to 1.50% annual charge. For X Series, 0.60% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.

    HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). For B Series, 0.95% of PWV is in addition to 1.15% annual charge. For L Series, 0.95% of PWV is in addition to 1.50% annual charge. For X Series, 0.95% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.95% of PWV is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.95% of PWV is in addition to 1.50% annual charge of amounts invested in the Sub-accounts, For X Series, 0.95% of PWV is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For B Series, 0.75% of PWV is in addition to 1.15% annual charge. For L Series, 0.75% of PWV is in addition to 1.50% annual charge. For X Series, 0.75% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
    SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). For B Series, 0.95% of PWV is in addition to 1.15% annual charge. For L Series, 0.95% of PWV is in addition to 1.50% annual charge. For
    X Series, 0.95% of PWV is in addition to 1.55% annual charge. This benefit is no longer available for new elections.
    HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.75% charge is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.75% charge is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.75% charge is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections. HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections. HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections. SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 0.90% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 0.90% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 0.90% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections. SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION. Charge for this benefit is assessed against the greater of Account Value and Protected Withdrawal Value. As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the DCA Fixed Rate Options, if applicable. For B Series, 1.10% is in addition to 1.15% annual charge of amounts invested in the Sub-accounts. For L Series, 1.10% is in addition to 1.50% annual charge of amounts invested in the Sub-accounts. For X Series, 1.10% is in addition to 1.55% annual charge of amounts invested in the Sub-accounts. This benefit is no longer available for new elections.
    HIGHEST DAILY VALUE DEATH BENEFIT: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For B Series, 1.65% total annual charge applies. For L Series, 2.00% total annual charge applies. For X Series, 2.05% total annual charge applies. This benefit is no longer available for new elections.
    COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT: For elections of the benefit prior to May 1, 2009: 0.50% benefit charge results in 1.65% total charge for B Series, 2.00% total charge for L Series, and 2.05% total charge for X Series. For elections of the benefit on or after May 1, 2009, 0.80% benefit charge results in 1.95% total charge for B Series, 2.30% total charge for L Series, and 2.35% total charge for X Series.
 2 The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus the charge is assessed against the Protected Withdrawal Value (greater of PWV and Account Value, for "Plus" versions). With respect to each of Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, and Spousal Highest Daily Lifetime 6 Plus one-fourth of the annual charge is deducted quarterly. These optional benefits are not available under the Beneficiary Continuation Option.
 3 We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit.
 4 Our reference in the fee table to "current and maximum" charge does not connote that we have the authority to increase the charge for Annuities that already have been issued. Rather, the reference indicates that there is no maximum charge to which the current charge could be increased for existing Annuities. However, our State filings may have included a provision allowing us to impose an increased charge for newly-issued Annuities.


 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2010 before any contractual waivers and expense reimbursements. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              TOTAL PORTFOLIO OPERATING EXPENSE  0.62%    1.96%
              ----------------------------------------------------



 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2010, except as noted and except if the fund's inception date is subsequent to December 31, 2010. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses, any 12b-1 fees and certain other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the Portfolios, a portion of the management fee has been contractually waived and/or other expenses have been contractually partially reimbursed, which is shown in the table. The following expenses are deducted by the underlying Portfolio before it provides Pruco Life with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.



------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------
                                                               For the year ended December 31, 2010
                              -------------------------------------------------------------------------------------------
         UNDERLYING                                                                                 Total
         PORTFOLIO                                                         Broker Fees  Acquired   Annual    Contractual
                                                                Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                              Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                 Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
--------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation              0.72%     0.06%      0.00%        0.04%       0.00%       0.73%     1.55%       0.00%
 AST Advanced Strategies        0.85%     0.14%      0.00%        0.00%       0.00%       0.03%     1.02%       0.00%
 AST AllianceBernstein Core
  Value                         0.75%     0.17%      0.00%        0.00%       0.00%       0.00%     0.92%       0.00%
 AST American Century
  Income & Growth               0.75%     0.17%      0.00%        0.00%       0.00%       0.00%     0.92%       0.00%
 AST Balanced Asset
  Allocation                    0.15%     0.01%      0.00%        0.00%       0.00%       0.87%     1.03%       0.00%
 AST BlackRock Value            0.85%     0.12%      0.00%        0.00%       0.00%       0.00%     0.97%       0.00%
 AST BlackRock Global
  Strategies/ 1/                1.00%     0.15%      0.00%        0.00%       0.00%       0.03%     1.18%       0.07%
 AST Bond Portfolio 2015/ 2/    0.64%     0.19%      0.00%        0.00%       0.00%       0.00%     0.83%       0.00%
 AST Bond Portfolio 2016/ 2/    0.64%     0.29%      0.00%        0.00%       0.00%       0.00%     0.93%       0.00%
 AST Bond Portfolio 2018/ 2/    0.64%     0.23%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%
 AST Bond Portfolio 2019/ 2/    0.64%     0.24%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%
 AST Bond Portfolio 2020/ 2/    0.64%     0.25%      0.00%        0.00%       0.00%       0.00%     0.89%       0.00%
 AST Bond Portfolio 2021/ 2/    0.64%     0.39%      0.00%        0.00%       0.00%       0.00%     1.03%       0.03%
 AST Bond Portfolio 2022/ 2/    0.64%     0.33%      0.00%        0.00%       0.00%       0.00%     0.97%       0.00%
 AST Capital Growth Asset
  Allocation                    0.15%     0.01%      0.00%        0.00%       0.00%       0.91%     1.07%       0.00%
 AST CLS Growth Asset
  Allocation                    0.30%     0.02%      0.00%        0.00%       0.00%       0.85%     1.17%       0.00%
 AST CLS Moderate Asset
  Allocation                    0.30%     0.02%      0.00%        0.00%       0.00%       0.76%     1.08%       0.00%
 AST Cohen & Steers Realty      1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%
 AST Federated Aggressive
  Growth                        0.95%     0.17%      0.00%        0.00%       0.00%       0.00%     1.12%       0.00%
 AST FI Pyramis(R) Asset
  Allocation/ 3/                0.85%     0.38%      0.00%        0.18%       0.05%       0.00%     1.46%       0.00%
 AST First Trust Balanced
  Target                        0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST First Trust Capital
  Appreciation Target           0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%


------------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------

                              -----------
         UNDERLYING
         PORTFOLIO            Net Annual
                                 Fund
                              Operating
                               Expenses
----------------------------------------
ADVANCED SERIES TRUST
 AST Academic Strategies
  Asset Allocation              1.55%
 AST Advanced Strategies        1.02%
 AST AllianceBernstein Core
  Value                         0.92%
 AST American Century
  Income & Growth               0.92%
 AST Balanced Asset
  Allocation                    1.03%
 AST BlackRock Value            0.97%
 AST BlackRock Global
  Strategies/ 1/                1.11%
 AST Bond Portfolio 2015/ 2/    0.83%
 AST Bond Portfolio 2016/ 2/    0.93%
 AST Bond Portfolio 2018/ 2/    0.87%
 AST Bond Portfolio 2019/ 2/    0.88%
 AST Bond Portfolio 2020/ 2/    0.89%
 AST Bond Portfolio 2021/ 2/    1.00%
 AST Bond Portfolio 2022/ 2/    0.97%
 AST Capital Growth Asset
  Allocation                    1.07%
 AST CLS Growth Asset
  Allocation                    1.17%
 AST CLS Moderate Asset
  Allocation                    1.08%
 AST Cohen & Steers Realty      1.14%
 AST Federated Aggressive
  Growth                        1.12%
 AST FI Pyramis(R) Asset
  Allocation/ 3/                1.46%
 AST First Trust Balanced
  Target                        0.98%
 AST First Trust Capital
  Appreciation Target           0.98%

 ------------------------------------------------------------------------------
                UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

   (as a percentage of the average net assets of the underlying Portfolios)
 ------------------------------------------------------------------------------

                                                           For the year ended December 31, 2010
                          ------------------------------------------------------------------------------------------------------
       UNDERLYING                                                                               Total
       PORTFOLIO                                                       Broker Fees  Acquired   Annual    Contractual  Net Annual
                                                            Dividend   and Expenses Portfolio Portfolio  Fee Waiver      Fund
                          Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense   Operating
                             Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement  Expenses
--------------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST Global Real Estate     1.00%     0.19%      0.00%        0.00%       0.00%       0.00%     1.19%       0.00%       1.19%
 AST Goldman Sachs
  Concentrated Growth       0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Goldman Sachs
  Large-Cap Value           0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%       0.88%
 AST Goldman Sachs
  Mid-Cap Growth            1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Goldman
  Sachs Small-Cap Value     0.95%     0.18%      0.00%        0.00%       0.00%       0.04%     1.17%       0.00%       1.17%
 AST High Yield             0.75%     0.13%      0.00%        0.00%       0.00%       0.00%     0.88%       0.00%       0.88%
 AST Horizon Growth
  Asset Allocation          0.30%     0.03%      0.00%        0.00%       0.00%       0.86%     1.19%       0.00%       1.19%
 AST Horizon Moderate
  Asset Allocation          0.30%     0.02%      0.00%        0.00%       0.00%       0.81%     1.13%       0.00%       1.13%
 AST International Growth   1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST International Value    1.00%     0.14%      0.00%        0.00%       0.00%       0.00%     1.14%       0.00%       1.14%
 AST Investment Grade
  Bond /2/                  0.64%     0.15%      0.00%        0.00%       0.00%       0.00%     0.79%       0.00%       0.79%
 AST Jennison Large-Cap
  Growth                    0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Jennison Large-Cap
  Value                     0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST JPMorgan
  International Equity      0.89%     0.15%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST J.P. Morgan
  Strategic Opportunities   1.00%     0.15%      0.00%        0.10%       0.01%       0.00%     1.26%       0.00%       1.26%
 AST Large-Cap Value        0.75%     0.12%      0.00%        0.00%       0.00%       0.00%     0.87%       0.00%       0.87%
 AST Lord Abbett Core
  Fixed Income /4/          0.80%     0.16%      0.00%        0.00%       0.00%       0.00%     0.96%       0.10%       0.86%
 AST Marsico Capital
  Growth                    0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST MFS Global Equity      1.00%     0.25%      0.00%        0.00%       0.00%       0.00%     1.25%       0.00%       1.25%
 AST MFS Growth             0.90%     0.12%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%       1.02%
 AST Mid-Cap Value          0.95%     0.15%      0.00%        0.00%       0.00%       0.00%     1.10%       0.00%       1.10%
 AST Money Market           0.50%     0.12%      0.00%        0.00%       0.00%       0.00%     0.62%       0.00%       0.62%
 AST Neuberger Berman
  Mid-Cap Growth            0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Neuberger Berman/
  LSV Mid-Cap Value         0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%       1.04%
 AST Parametric Emerging
  Markets Equity            1.10%     0.31%      0.00%        0.00%       0.00%       0.00%     1.41%       0.00%       1.41%
 AST PIMCO Limited
  Maturity Bond             0.65%     0.15%      0.00%        0.00%       0.00%       0.00%     0.80%       0.00%       0.80%
 AST PIMCO Total Return
  Bond                      0.65%     0.12%      0.00%        0.00%       0.00%       0.00%     0.77%       0.00%       0.77%
 AST Preservation Asset
  Allocation                0.15%     0.02%      0.00%        0.00%       0.00%       0.82%     0.99%       0.00%       0.99%
 AST Quantitative
  Modeling /5/              0.25%     0.11%      0.00%        0.00%       0.00%       0.95%     1.31%       0.06%       1.25%
 AST QMA US Equity Alpha    1.00%     0.17%      0.00%        0.25%       0.24%       0.00%     1.66%       0.00%       1.66%

-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------
                                                              For the year ended December 31, 2010
                             -------------------------------------------------------------------------------------------
        UNDERLYING                                                                                 Total
         PORTFOLIO                                                        Broker Fees  Acquired   Annual    Contractual
                                                               Dividend   and Expenses Portfolio Portfolio  Fee Waiver
                             Management  Other   Distribution Expense on    on Short    Fees &   Operating  or Expense
                                Fees    Expenses (12b-1) Fees Short Sales    Sales     Expenses  Expenses  Reimbursement
-------------------------------------------------------------------------------------------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST Schroders Multi-Asset
  World Strategies             1.10%     0.15%      0.00%        0.00%       0.00%       0.16%     1.41%       0.00%
 AST Small-Cap Growth          0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%
 AST Small-Cap Value           0.90%     0.13%      0.00%        0.00%       0.00%       0.00%     1.03%       0.00%
 AST T. Rowe Price Asset
  Allocation                   0.85%     0.13%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST T. Rowe Price Global
  Bond                         0.80%     0.18%      0.00%        0.00%       0.00%       0.00%     0.98%       0.00%
 AST T. Rowe Price Large-
  Cap Growth                   0.89%     0.13%      0.00%        0.00%       0.00%       0.00%     1.02%       0.00%
 AST T. Rowe Price Natural
  Resources                    0.90%     0.14%      0.00%        0.00%       0.00%       0.00%     1.04%       0.00%
 AST Wellington
  Management Hedged
  Equity                       1.00%     0.17%      0.00%        0.00%       0.00%       0.00%     1.17%       0.00%
 AST Western Asset Core
  Plus Bond                    0.70%     0.13%      0.00%        0.00%       0.00%       0.00%     0.83%       0.00%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST/ 6/
 Franklin Templeton VIP
  Founding Funds
  Allocation Fund - Class 4    0.00%     0.11%      0.35%        0.00%       0.00%       0.67%     1.13%       0.01%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
PROFUND VP
 Consumer Goods                0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%
 Consumer Services             0.75%     0.95%      0.25%        0.00%       0.00%       0.00%     1.95%       0.27%
 Financials                    0.75%     0.80%      0.25%        0.00%       0.00%       0.00%     1.80%       0.12%
 Health Care                   0.75%     0.75%      0.25%        0.00%       0.00%       0.00%     1.75%       0.07%
 Industrials                   0.75%     0.89%      0.25%        0.00%       0.00%       0.00%     1.89%       0.21%
 Large-Cap Growth              0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%
 Large-Cap Value               0.75%     0.88%      0.25%        0.00%       0.00%       0.00%     1.88%       0.20%
 Mid-Cap Growth                0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%
 Mid-Cap Value                 0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%
 Real Estate                   0.75%     0.83%      0.25%        0.00%       0.00%       0.00%     1.83%       0.15%
 Small-Cap Growth              0.75%     0.87%      0.25%        0.00%       0.00%       0.00%     1.87%       0.19%
 Small-Cap Value               0.75%     0.96%      0.25%        0.00%       0.00%       0.00%     1.96%       0.28%
 Telecommunications            0.75%     0.78%      0.25%        0.00%       0.00%       0.00%     1.78%       0.10%
 Utilities                     0.75%     0.77%      0.25%        0.00%       0.00%       0.00%     1.77%       0.09%


-----------------------------------------------------------------------------------------------------------------------------------
                                         UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                             (as a percentage of the average net assets of the underlying Portfolios)
-----------------------------------------------------------------------------------------------------------------------------------

                             -----------
        UNDERLYING
         PORTFOLIO           Net Annual
                                Fund
                             Operating
                              Expenses
---------------------------------------
ADVANCED SERIES TRUST
 CONTINUED
 AST Schroders Multi-Asset
  World Strategies             1.41%
 AST Small-Cap Growth          1.04%
 AST Small-Cap Value           1.03%
 AST T. Rowe Price Asset
  Allocation                   0.98%
 AST T. Rowe Price Global
  Bond                         0.98%
 AST T. Rowe Price Large-
  Cap Growth                   1.02%
 AST T. Rowe Price Natural
  Resources                    1.04%
 AST Wellington
  Management Hedged
  Equity                       1.17%
 AST Western Asset Core
  Plus Bond                    0.83%
---------------------------------------

---------------------------------------
FRANKLIN TEMPLETON
 VARIABLE INSURANCE
 PRODUCTS TRUST/ 6/
 Franklin Templeton VIP
  Founding Funds
  Allocation Fund - Class 4    1.12%
---------------------------------------

---------------------------------------
PROFUND VP
 Consumer Goods                1.68%
 Consumer Services             1.68%
 Financials                    1.68%
 Health Care                   1.68%
 Industrials                   1.68%
 Large-Cap Growth              1.68%
 Large-Cap Value               1.68%
 Mid-Cap Growth                1.68%
 Mid-Cap Value                 1.68%
 Real Estate                   1.68%
 Small-Cap Growth              1.68%
 Small-Cap Value               1.68%
 Telecommunications            1.68%
 Utilities                     1.68%



/1/ Assuming completion of a pending reorganization transaction, Prudential Investments LLC and AST Investment Services, Inc. (together, the Investment Managers) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, interest on borrowings, short sale interest and dividend expenses, brokerage commissions, distribution fees, acquired fund and exchange-traded fund fees and expenses, and extraordinary expenses) for the AST BlackRock Global Strategies Portfolio do not exceed 1.08% of its average daily net assets through May 1, 2012. This expense limitation may not be terminated or modified prior to May 1, 2012, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2012 will be subject to review by the Investment Managers and the Board of Trustees of the Trust.
/2/ The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.00% of the Portfolio's average daily net assets through April 30, 2012. This arrangement may not be terminated or modified prior to April 30,

    2012, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after April 30, 2012 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
/3  /Pyramis is a registered service mark of FMR LLC. Used under license.
/4/ The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fee, so that the effective management fee rate paid by the Portfolio is as follows: 0.70% to $500 million of average daily net assets; 0.675% over $500 million in average daily net assets up to and including $1 billion in average daily net assets; and 0.65% over $1 billion in average daily net assets. This arrangement may not be terminated or modified prior to June 30, 2014, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after June 30, 2014 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
/5/ The Investment Managers (Prudential Investments LLC and AST Investment Services, Inc.) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Portfolio so that the Portfolio's investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, acquired fund fees and expenses and extraordinary expenses) do not exceed 0.30% of the Portfolio's average daily net assets through May 1, 2012. This arrangement may not be terminated or modified prior to May 1, 2012, and may be discontinued or modified thereafter. The decision on whether to renew, modify or discontinue the arrangement after May 1, 2012 will be subject to review by the Investment Managers and the Fund's Board of Trustees.
/6/ The Fund's administrator has contractually agreed to waive or limit its fee and to assume as its own expense certain expenses of the Fund so that common annual Fund operating expenses (i.e., a combination of fund administration fees and other expenses, but excluding Rule 12b-1 fees and acquired fund fees and expenses) do not exceed 0.10% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2012. The Fund does not pay management fees but will directly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it invests. Acquired funds' estimated fees and expenses are based on the acquired funds' annualized expenses.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Pruco Life Annuity with the cost of investing in other Pruco Life Annuities and/or other variable annuities. Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year. The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Contingent Deferred Sales Charge (when and if applicable)
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:

   . You allocate all of your Account Value to the Sub-account with the maximum gross total operating expenses for 2010, and those expenses remain the same each year*

   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Highest Daily Lifetime 6 Plus and the Combination 5% roll-up and HAV Death Benefit (which are the maximum combination of optional benefit charges)
   . For the X Series example, no Purchase Payment Credit is granted under the Annuity
   .   For the X Series example, the Longevity Credit does not apply

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 EXPENSE EXAMPLES ARE PROVIDED AS FOLLOWS:

 If you surrender your annuity at the end of the applicable time period:


                                1 YR  3 YRS  5 YRS  10 YRS
                     -------------------------------------
                     B SERIES  $1,214 $2,068 $2,958 $5,548
                     -------------------------------------
                     L SERIES  $1,275 $2,342 $2,932 $6,019
                     -------------------------------------
                     X SERIES  $1,452 $2,476 $3,428 $5,842
                     -------------------------------------


 If you annuitize your annuity at the end of the applicable time period: /1/


                                1 YR 3 YRS  5 YRS  10 YRS
                      -----------------------------------
                      B SERIES  $514 $1,568 $2,658 $5,548
                      -----------------------------------
                      L SERIES  $575 $1,742 $2,932 $6,019
                      -----------------------------------
                      X SERIES  $552 $1,676 $2,828 $5,842
                      -----------------------------------


 If you do not surrender your annuity:


                                1 YR 3 YRS   5 YRS  10 YRS
                      ------------------------------------
                      B SERIES  $514 $1,568 $,2,658 $5,548
                      ------------------------------------
                      L SERIES  $575 $1,742  $2,932 $6,019
                      ------------------------------------
                      X SERIES  $552 $1,676  $2,828 $5,842
                      ------------------------------------


 1  You may not annuitize in the first Three (3) Annuity Years.

 A table of accumulation values appears in Appendix A to this Prospectus.

                                    SUMMARY

           Prudential Premier Variable Annuity B Series ("B Series") Prudential Premier Variable Annuity L Series ("L Series") Prudential Premier Variable Annuity X Series ("X Series")

 This Summary describes key features of the variable annuities described in this Prospectus. It is intended to help give you an overview, and to point you to sections of the prospectus that provide greater detail. This Summary is intended to supplement the prospectus, so you should not rely on the Summary alone for all the information you need to know before purchase. You should read the entire Prospectus for a complete description of the variable annuities. Your financial professional can also help you if you have questions.

 WHAT IS A VARIABLE ANNUITY? A variable annuity is a contract between you and an insurance company. It is designed to help you save money for retirement, and provide income during your retirement. With the help of your financial advisor, you choose how to invest your money within your annuity. Any allocation that is recommended to you by your financial professional may be different than automatic asset transfers that may be made under the Annuity, such as a pre-determined mathematical formula used with an optional living benefit. The value of your annuity will rise or fall depending on whether the investment options you choose perform well or perform poorly. Investing in a variable annuity involves risk and you can lose your money. By the same token, investing in a variable annuity can provide you with the opportunity to grow your money through participation in mutual fund-type investments. Your financial professional will help you choose your investment options based on your tolerance for risk and your needs.

 Variable annuities also offer a variety of optional guarantees to receive an income for life, or death benefits for your beneficiaries, or minimum account value guarantees. These benefits provide a degree of insurance in the event your annuity performs poorly. These optional benefits are available for an extra cost, and are subject to limitations and conditions more fully described later in this Prospectus. The guarantees are based on the long-term financial strength of the insurance company.

 WHAT DOES IT MEANT THAT MY VARIABLE ANNUITY IS "TAX-DEFERRED"? Because variable annuities are issued by an insurance company, you pay no taxes on any earnings from your annuity until you withdraw the money. You may also transfer among your investment options without paying a tax at the time of the transfer. Until you withdraw the money, tax deferral allows you to keep money invested that would otherwise go to pay taxes. When you take your money out of the variable annuity, however, you will be taxed on the earnings at ordinary income tax rates rather than lower capital gains rates. If you withdraw earnings before you reach age 59 1/2, you also may be subject to a 10% federal tax penalty.


 You could also purchase one of our variable annuities as a tax-qualified retirement investment such as an IRA, SEP-IRA, Roth IRA, 401(a) plan, or 403(b) plan. Although there is no additional tax advantage to a variable annuity held through one of these plans, you may desire the variable annuities' other features such as guaranteed lifetime income payments or death benefits for use within these plans.

 WHAT VARIABLE ANNUITIES ARE OFFERED IN THIS PROSPECTUS? This Prospectus describes the variable annuities listed below. The annuities differ primarily in the fees deducted, the investment options offered, and whether the annuity provides credits in certain circumstances. The annuities described in this Prospectus are:

..   Prudential Premier Variable Annuity B Series ("B Series")
..   Prudential Premier Variable Annuity L Series ("L Series")
..   Prudential Premier Variable Annuity X Series ("X Series")

 See Appendix B "Selecting the Variable Annuity That's Right For You," for a side-by-side comparison of the key features of each of these Annuities.


 HOW DO I PURCHASE ONE OF THE VARIABLE ANNUITIES? These Annuities are no longer available for new purchases. Our eligibility criteria for purchasing the Annuities are as follows:


                  PRODUCT   MAXIMUM AGE FOR  MINIMUM INITIAL
                            INITIAL PURCHASE PURCHASE PAYMENT
                  -------------------------------------------
                  B SERIES         85             $1,000
                  -------------------------------------------
                  X SERIES         75            $10,000
                  -------------------------------------------
                  L SERIES         85            $10,000
                  -------------------------------------------

 The "Maximum Age for Initial Purchase" applies to the oldest owner as of the day we would issue the annuity. If the annuity is to be owned by an entity, the maximum age applies to the annuitant as of the day we would issue the annuity. For annuities purchased as a Beneficiary Annuity, the maximum issue age is 70 and applies to the Key Life. The availability and level of protection of certain optional benefits may also vary based on the age of the owner or annuitant on the issue date of the annuity, the date the benefit is elected, or the date of the owner's death. Please see the section entitled "Living Benefits Programs" and "Death Benefit" for additional information on these benefits.



 You may make additional payments of at least $100 into your Annuity at any time, subject to maximums allowed by us and as provided by law.

 After you purchase your Annuity you will have usually ten days to examine it and cancel it if you change your mind for any reason. The period of time and the amount returned to you is dictated by State law, and is stated on the front cover of your contract. You must cancel your Annuity in writing (referred to as the "free look period").

 See "What Are the Requirements for Purchasing One of the Annuities" for more detail.

 WHERE SHOULD I INVEST MY MONEY? With the help of your financial professional, you choose where to invest your money within the Annuity. You may choose from a variety of investment options ranging from conservative to aggressive. Certain optional benefits may limit your ability to invest in the investment options otherwise available to you under the annuity. These investment options participate in mutual fund investments that are kept in a separate account from our other general assets. Although you may recognize some of the names of the money managers, these investment options are designed for variable annuities and are not the same mutual funds available to the general public. You can decide on a mix of investment options that suit your goals. Or, you can choose one of our investment options that participates in several mutual funds according to a specified goal such as balanced asset allocation, or capital growth asset allocation. If you select certain optional benefits, we may limit the investment that you may elect. Each of the underlying mutual funds is described by its own prospectus, which you should read before inveting. There is no assurance that any investment option will meet its investment objective.

 You may also allocate money to a fixed rate account that earns interest guaranteed by our general assets. We also offer programs to help discipline your investing, such as dollar cost averaging or automatic rebalancing.

 See "Investment Options," and "Managing Your Account Value."

 HOW CAN I RECEIVE INCOME FROM MY ANNUITY? You can receive income by taking withdrawals or electing annuity payments. If you take withdrawals, you should plan them carefully, because withdrawals may be subject to tax, and may be subject to a contingent deferred sales charge (discussed below). You may withdraw up to 10% of your investment each year without being subject to a contingent deferred sales charge.

 You may elect to receive income through annuity payments over your lifetime, also called "annuitization". This option may appeal to those who worry about outliving their Account Value through withdrawals. If you elect to receive Annuity payments, you convert your Account Value into a stream of future payments. This means in most cases you no longer have an account value and therefore cannot make withdrawals. We offer different types of annuity options to meet your needs, and you can choose the benefits and costs that make sense for you. For example, some of our annuity options allow for withdrawals, and some provide a death benefit, while others guarantee payments for life without a death benefit or the ability to make withdrawals.

 See "Access to Account Value."


 OPTIONS FOR GUARANTEED LIFETIME WITHDRAWALS. We offer optional benefits for an additional fee that guarantee your ability to take withdrawals for life as a percentage of an initial guaranteed benefit base, even after your Account Value falls to zero. These benefits may appeal to you if you wish to maintain flexibility and control over your Account Value (instead of converting it to an annuity stream) and want the assurance of predictable income. If you withdraw more than the allowable amount during any year, your future level of guaranteed withdrawals decreases.

 As part of these benefits you are required to invest only in certain permitted investment options. Some of the benefits utilize a predetermined transfer formula to help us manage your guarantee through all market cycles. Please see the applicable optional benefits section as well as the Appendices to this prospectus for more information on each formula.

 In the Living Benefits section, we describe these guaranteed minimum withdrawal benefits, which allow you to withdraw a specified amount each year for life (or joint lives, for the spousal version of the benefit). Please be aware that if you withdraw more than that amount in a given year (i.e., excess income), that may permanently reduce the guaranteed amount you can withdraw in future years. Thus, you should think carefully before taking such excess income.


 These benefits contain detailed provisions, so please see the following sections of the Prospectus for complete details:
..   Highest Daily Lifetime 6 Plus
..   Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator

..   Spousal Highest Daily Lifetime 6 Plus
..   Highest Daily Lifetime 7 Plus*
..   Spousal Highest Daily Lifetime 7 Plus*
..   Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator*
..   Highest Daily Lifetime 7 Plus with Beneficiary Income Option*
..   Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option*
..   Highest Daily Lifetime Seven*
..   Spousal Highest Daily Lifetime Seven*
..   Highest Daily Lifetime Seven with Lifetime Income Accelerator*
..   Highest Daily Lifetime Seven with Beneficiary Income Option*
..   Spousal Highest Daily Lifetime Seven with Beneficiary Income Option*

 *  No longer available for new elections.

 OPTIONS FOR GUARANTEED ACCUMULATION. We offer optional benefits for an additional fee that guarantee your Account Value to a certain level after a period of years. As part of these benefits you are required to invest only in certain permitted investment options. Please see applicable optional benefit section as well as the Appendices to this prospectus for more information on the formula.

 These benefits contains detailed provisions, so please see the following section of the Prospectus for complete details:
..   Highest Daily Guaranteed Return Option II
..   Highest Daily Guaranteed Return Option*


 *  No longer available for new elections.


 WHAT HAPPENS TO MY ANNUITY UPON DEATH? You may name a beneficiary to receive the proceeds of your Annuity upon your death. Your Annuity must be distributed within the time periods required by the tax laws. Each of our annuities offers a basic death benefit. The basic death benefit provides your beneficiaries with the greater of your purchase payments less all proportional withdrawals or your value in the Annuity at the time of death.


 We also have an optional death benefit for an additional charge:

..   COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT: Offers
    the greatest of the basic death benefit, the highest anniversary value death benefit described above, and a value assuming 5% growth of your investment adjusted for withdrawals.

 Each death benefit has certain age restrictions. For the X Series, there is an adjustment for any Purchase Credits received within 12 months prior to death. Please see the "Death Benefit" section of the Prospectus for more information.

 There are other optional living and death benefits that we previously offered, but are not currently available. See the applicable section of this Prospectus for details.

 HOW DO I RECEIVE CREDITS?
 With X Series, we apply a credit to your Annuity each time you make a purchase payment. Because of the credits, the expenses of the X Series may be higher than other Annuities that do not offer credits. The amount of the credit depends on your age at the time the purchase payment is made.

OLDEST OWNER'S AGE ON THE DATE THAT THE PURCHASE          PURCHASE CREDIT ON PURCHASE
       PAYMENT IS APPLIED TO THE ANNUITY          PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
---------------------------------------------------------------------------------------------
                    0 - 80                                           6.00%*
                    81 - 85                                          3.00%
---------------------------------------------------------------------------------------------

 * For X Series annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%

 With X Series, we also apply a "longevity credit" at the end of your tenth anniversary and every anniversary thereafter. The credit is equal to 0.40% of purchase payments invested with us for more than nine years (less adjustments for any withdrawals). The credit will not apply if your annuity value is zero or less, if you have cumulatively withdrawn more than the amount of eligible purchase payments, or if you annuitize.

 Please see the section entitled "Managing Your Account Value" for more information.

 WHAT ARE THE ANNUITY'S FEES AND CHARGES?
 CONTINGENT DEFERRED SALES CHARGE: If you withdraw all or part of your annuity before the end of a period of years, we may deduct a contingent deferred sales charge, or "CDSC". The CDSC is calculated as a percentage of your purchase payment being withdrawn, and the applicable CDSC percentage (as indicated in the table below) depends on the number of years that have elapsed since the Purchase Payment being withdrawn was made. The CDSC is different depending on which annuity you purchase:


    -----------------------------------------------------------------------
              YR. 1 YR. 2 YR. 3 YR. 4 YR. 5 YR. 6 YR. 7 YR. 8 YR. 9 YR. 10+
    -----------------------------------------------------------------------
    B SERIES  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%  1.0%  0.0%    --     --
    -----------------------------------------------------------------------
    L SERIES  7.0%  7.0%  6.0%  5.0%  0.0%    --    --    --    --     --
    -----------------------------------------------------------------------
    X SERIES  9.0%  8.5%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
    -----------------------------------------------------------------------

 Each year you may withdraw up to 10% of your purchase payments without the imposition of a CDSC. This free withdrawal feature does not apply when fully surrendering your annuity. We may also waive the CDSC under certain circumstances, such as for medically-related circumstances or taking required minimum distributions under a qualified contract.

 TRANSFER FEE: You may make 20 transfers between investment options each year free of charge. After the 20th transfer, we will charge $10.00 for each transfer. We do not consider transfers made as part of any Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Any transfers made as a result of the mathematical formula used with an optional benefit will not count towards the total transfers allowed.

 ANNUAL MAINTENANCE FEE: Until you start annuity payments, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is the lesser of $35.00 or 2% of your Account Value. The Annual Maintenance Fee is only deducted if your Account Value is less than $100,000.

 TAX CHARGE: We may deduct a charge to reimburse us for taxes we may pay on premiums received in certain jurisdictions. The tax charge currently ranges up to 3 1/2% of your purchase payments and is designed to approximate the taxes that we are required to pay.


 INSURANCE CHARGE: We deduct an Insurance Charge. It is an annual charge assessed on a daily basis. It is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The charge is assessed against the daily assets allocated to the Sub-accounts and depends on which Annuity you hold:


             -----------------------------------------------------
                   FEE/CHARGE        B SERIES  L SERIES  X SERIES
             -----------------------------------------------------
             MORTALITY & EXPENSE      1.00%     1.35%     1.40%
             RISK CHARGE
             -----------------------------------------------------
             ADMINISTRATION CHARGE    0.15%     0.15%     0.15%
             -----------------------------------------------------
             TOTAL INSURANCE CHARGE   1.15%     1.50%     1.55%
             -----------------------------------------------------

 CHARGES FOR OPTIONAL BENEFITS: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime Seven, the charge is assessed against the Protected Withdrawal Value and taken out of the Sub-accounts periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios. Please see the "Fees and Charges" section of the Prospectus for more information.

 COSTS TO SELL AND ADMINISTER OUR VARIABLE ANNUITY: Your financial professional may receive a commission for selling one of our variable annuities to you. We may pay fees to your financial professional's broker dealer firm to cover costs of marketing or administration. These commissions and fees may incent your financial professional to sell our variable annuity instead of one offered by another company. We also receive fees from the mutual fund companies that offer the investment options for administrative costs and marketing. These fees may influence our decision to offer one family of funds over another. If you have any questions you may speak with your financial professional or us. See "General Information".

 OTHER INFORMATION: Please see the section entitled "General Information" for more information about our annuities, including legal information about our company, separate account, and underlying funds.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of the Pruco Life Flexible Premium Variable Annuity Account (see "What is the Separate Account" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The Investment Objectives/Policies Chart below classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. Thus, if you selected particular optional benefits, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. You bear the investment risk for amounts allocated to the Portfolios. Please see the General Information section of this Prospectus, under the heading concerning "Service Fees" for a discussion of fees that we may receive from underlying mutual funds and/or their affiliates.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name include the prefix "AST" are Portfolios of Advanced Series Trust. The Portfolios of Advanced Series Trust are co-managed by AST Investment Services, Inc. and Prudential Investments LLC, both of which are affiliated companies of Pruco Life. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-888-PRU-2888.

 Beginning MAY 1, 2008, we will allow Owners of an L Series Annuity to invest in certain ProFund VP Portfolios. However, we will not allow Owners of a B Series or an X Series Annuity to invest in any ProFund VP Portfolios. Nor will we allow beneficiaries who acquire any of the Annuities on or after May 1, 2008 under the Beneficiary Continuation Option to invest in any ProFund
 VP Portfolios.

 STIPULATED INVESTMENT OPTIONS IF YOU ELECT CERTAIN OPTIONAL BENEFITS
 As a condition to your participating in certain optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of "Permitted Sub-accounts". Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options.

 While those who do not participate in any optional benefit generally may invest in any of the investment options described in the Prospectus, only those who participate in the optional benefits listed in Group II below may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Custom Portfolios Program" (FKA - Optional Allocation and Rebalancing Program). If you participate in the Custom Portfolios Program, you may not participate in an Automatic Rebalancing Program. We may modify or terminate the Custom Portfolios Program at any time. ANY SUCH MODIFICATION OR TERMINATION WILL (I) BE IMPLEMENTED ONLY AFTER WE HAVE NOTIFIED YOU IN ADVANCE, (II) NOT AFFECT THE GUARANTEES YOU HAD ACCRUED UNDER THE OPTIONAL BENEFIT OR YOUR ABILITY TO CONTINUE TO PARTICIPATE IN THOSE OPTIONAL BENEFITS, AND (III) NOT REQUIRE YOU TO TRANSFER ACCOUNT VALUE OUT OF ANY PORTFOLIO IN WHICH YOU PARTICIPATED IMMEDIATELY PRIOR TO THE MODIFICATION OR TERMINATION.

 Group I: Allowable Benefit Allocations



 OPTIONAL BENEFIT NAME*                                    ALLOWABLE BENEFIT ALLOCATIONS:
 Lifetime Five Income Benefit                              AST Academic Strategies Asset Allocation Portfolio
 Spousal Lifetime Five Income Benefit                      AST Capital Growth Asset Allocation Portfolio
 Highest Daily Lifetime Five Income Benefit                AST Balanced Asset Allocation Portfolio
 Highest Daily Lifetime Seven Income Benefit               AST BlackRock Global Strategies
 Spousal Highest Daily Lifetime Seven Income Benefit       AST Preservation Asset Allocation Portfolio
 Highest Daily Value Death Benefit                         AST FI Pyramis(R) Asset Allocation Portfolio
 Highest Daily Lifetime Seven with Beneficiary Income      AST First Trust Balanced Target Portfolio
 Option                                                    AST First Trust Capital Appreciation Target Portfolio
 Spousal Highest Daily Lifetime Seven with Beneficiary     AST Advanced Strategies Portfolio
 Income Option                                             AST T. Rowe Price Asset Allocation Portfolio
 Highest Daily Lifetime Seven with Lifetime Income         AST CLS Growth Asset Allocation Portfolio
 Accelerator                                               AST CLS Moderate Asset Allocation Portfolio
 Highest Daily Lifetime 7 Plus Income Benefit              AST Horizon Growth Asset Allocation Portfolio
 Highest Daily Lifetime 7 Plus with Beneficiary Income     AST Horizon Moderate Asset Allocation Portfolio
 Option                                                    AST J.P. Morgan Strategic Opportunities Portfolio
 Highest Daily Lifetime 7 Plus with Lifetime Income        AST Schroders Multi-Asset World Strategies
 Accelerator                                               Franklin Templeton VIP Founding Funds Allocation Fund
 Spousal Highest Daily Lifetime 7 Plus Income Benefit      AST Wellington Management Hedged Equity
 Spousal Highest Daily Lifetime 7 Plus with Beneficiary
 Income Option
 Highest Daily Lifetime 6 Plus
 Highest Daily Lifetime 6 Plus with Lifetime Income
 Accelerator
 Spousal Highest Daily Lifetime 6 Plus
 Highest Daily GRO II
------------------------------------------------------------------------------------------------------------------

 OPTIONAL BENEFIT NAME*                                    ALL INVESTMENT OPTIONS PERMITTED.
 Combo 5% Rollup & HAV Death Benefit
 Guaranteed Minimum Income Benefit
 Highest Daily GRO


 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 The following set of tables describes the second category (i.e. Group II below), under which:


 (a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio, the AST Western Asset Core Plus Bond Portfolio, and the AST Lord Abbett Core Fixed Income Portfolio).

 (b)you may allocate up to 80% in equity and other portfolios listed in the table below.

 (c)on each benefit quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end, subject to the predetermined mathematical formula inherent in any applicable optional benefit. Note that on the first quarter-end following your participation in the Custom Portfolios Program (FKA - Optional Allocation and Rebalancing Benefit), we will re-balance your Account Value so that the percentages devoted to each Portfolio remain the same as those in effect when you began the Custom Portfolios Program.

 (d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

 Group II: Custom Portfolios Program (FKA - Optional Allocation & Rebalancing Program)



 OPTIONAL BENEFIT NAME                                             PERMITTED PORTFOLIOS
 Highest Daily Lifetime Seven                                      AST Academic Strategies Asset Allocation
 Spousal Highest Daily Lifetime Seven                              AST Advanced Strategies
 Highest Daily Lifetime Seven with Beneficiary Income Option       AST Balanced Asset Allocation
 Spousal Highest Daily Lifetime Seven with Beneficiary             AST CLS Growth Asset Allocation
 Income Option                                                     AST CLS Moderate Asset Allocation
 Highest Daily Lifetime Seven with Lifetime Income                 AST AllianceBernstein Core Value
 Accelerator
 Highest Daily Lifetime 7 Plus
 Spousal Highest Daily Lifetime 7 Plus
 Highest Daily Lifetime 7 Plus with Beneficiary
 Income Option
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator


 OPTIONAL BENEFIT NAME**                                   PERMITTED PORTFOLIOS
 Spousal Highest Daily Lifetime 7 Plus with Beneficiary    AST American Century Income & Growth
 Income Option                                             AST BlackRock Global Strategies
 Highest Daily Lifetime 6 Plus                             AST BlackRock Value
 Highest Daily Lifetime 6 Plus with Lifetime Income        AST Capital Growth Asset Allocation
 Accelerator                                               AST Cohen & Steers Realty
 Spousal Highest Daily Lifetime 6 Plus                     AST Federated Aggressive Growth
 Highest Daily GRO II                                      AST FI Pyramis(R) Asset Allocation
                                                           AST First Trust Balanced Target
                                                           AST First Trust Capital Appreciation Target
                                                           AST Global Real Estate Portfolio
                                                           AST Goldman Sachs Concentrated Growth
                                                           AST Goldman Sachs Mid-Cap Growth
                                                           AST Goldman Sachs Large-Cap Value
                                                           AST Goldman Sachs Small-Cap Value
                                                           AST High Yield
                                                           AST Horizon Growth Asset Allocation
                                                           AST Horizon Moderate Asset Allocation
                                                           AST International Growth
                                                           AST International Value
                                                           AST Jennison Large-Cap Growth
                                                           AST Jennison Large-Cap Value
                                                           AST JPMorgan International Equity
                                                           AST J.P. Morgan Strategic Opportunities
                                                           AST Large-Cap Value
                                                           AST Lord Abbett Core Fixed Income
                                                           AST Marsico Capital Growth
                                                           AST MFS Global Equity
                                                           AST MFS Growth
                                                           AST Mid-Cap Value
                                                           AST Money Market
                                                           AST Neuberger Berman Mid-Cap Growth
                                                           AST Neuberger Berman/LSV Mid-Cap Value
                                                           AST Parametric Emerging Markets Equity
                                                           AST PIMCO Limited Maturity Bond
                                                           AST PIMCO Total Return Bond
                                                           AST Preservation Asset Allocation
                                                           AST QMA US Equity Alpha
                                                           AST Quantitative Modeling
                                                           AST Schroders Multi-Asset World Strategies
                                                           AST Small-Cap Growth
                                                           AST Small-Cap Value
                                                           AST T. Rowe Price Asset Allocation
                                                           AST T. Rowe Price Global Bond
                                                           AST T. Rowe Price Large-Cap Growth
                                                           AST T. Rowe Price Natural Resources
                                                           AST Wellington Management Hedged Equity
                                                           AST Western Asset Core Plus Bond
                                                           Franklin Templeton VIP Founding Funds Allocation Fund

                                                           THE FOLLOWING ADDITIONAL PORTFOLIOS ARE AVAILABLE WITH THE
                                                           L SERIES ONLY:
                                                           PROFUND VP*
                                                           Consumer Goods
                                                           Consumer Services
                                                           Financials
                                                           Health Care
                                                           Industrials
                                                           Large-Cap Growth
                                                           Large-Cap Value
                                                           Mid-Cap Growth

            THE FOLLOWING ADDITIONAL PORTFOLIOS ARE AVAILABLE WITH THE
            L SERIES ONLY:
            PROFUND VP*
            Mid-Cap Value
            Real Estate
            Small-Cap Growth
            Small-Cap Value
            Telecommunications
            Utilities

 *  ProFund VP Portfolios are only available in the L Series.
 ** Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

 Certain optional living benefits (e.g., Highest Daily Lifetime 7 Plus) employ a pre-determined mathematical formula, under which money is transferred between your chosen variable sub-accounts and a bond portfolio (e.g., the AST Investment Grade Bond Portfolio). You should be aware that the operation of the formula could impact the expenses and performance of the variable sub-accounts used with the optional living benefits (the "Permitted Sub-accounts"). Specifically, because transfers to and from the Permitted Sub-accounts can be frequent and the amount transferred can vary, the Permitted Sub-accounts could experience the following effects, among others:
 (a) they may be compelled to hold a larger portion of assets in highly liquid securities than they otherwise would, which could diminish performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held (b) they may experience higher portfolio turnover, which generally will increase the Permitted Sub-accounts' expenses and (c) if they are compelled by the formula to sell securities that are thinly-traded, such sales could have a significant impact on the price of such securities. Please consult the prospectus for the applicable fund for complete information about these effects.

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
                      ADVANCED SERIES TRUST
   -------------------------------------------------------------------------
     ASSET     AST ACADEMIC STRATEGIES ASSET             AlphaSimplex
     ALLOCA    ALLOCATION PORTFOLIO: seeks long         Group, LLC; AQR
     TION      term capital appreciation. The               Capital
               Portfolio is a multi-asset class        Management, LLC;
               fund that pursues both top-down           CNH Partners,
               asset allocation strategies and            LLC; First
               bottom-up selection of securities,       Quadrant L.P.;
               investment managers, and mutual        Jennison Associates
               funds. Under normal circumstances,         LLC; Mellon
               approximately 60% of the assets will         Capital
               be allocated to traditional asset          Management
               classes (including US and              Corporation; Pacific
               international equities and bonds)          Investment
               and approximately 40% of the assets        Management
               will be allocated to nontraditional        Company LLC
               asset classes (including real               (PIMCO);
               estate, commodities, and alternative    Prudential Bache
               strategies). Those percentages are      Asset Management,
               subject to change at the discretion       Incorporated;
               of the advisor.                            Prudential
                                                       Investments LLC;
                                                         Quantitative
                                                          Management
                                                        Associates LLC;
                                                          J.P. Morgan
                                                          Investment
                                                       Management, Inc.
                                                      (on or about August
                                                           24, 2011)
   -------------------------------------------------------------------------
     ASSET     AST ADVANCED STRATEGIES PORTFOLIO:          LSV Asset
     ALLOCA    seeks a high level of absolute             Management;
     TION      return. The Portfolio uses               Marsico Capital
               traditional and non-traditional         Management, LLC;
               investment strategies by investing     Pacific Investment
               in domestic and foreign equity and         Management
               fixed-income securities, derivative        Company LLC
               instruments and other investment        (PIMCO); T. Rowe
               companies. The asset allocation         Price Associates,
               generally provides for an allotment    Inc.; William Blair
               of 60% of the portfolio's assets to      & Company, LLC;
               a combination of domestic and             Quantitative
               international equity strategies and        Management
               the remaining 40% of assets in a         Associates LLC
               combination of U.S. fixed income,
               hedged international bond, real
               return assets and other investment
               companies. The manager will allocate
               the assets of the portfolio across
               different investment categories and
               subadvisors.
   -------------------------------------------------------------------------
   LARGE CAP   AST ALLIANCEBERNSTEIN CORE VALUE        AllianceBernstein
     VALUE     PORTFOLIO: seeks long-term capital            L.P.
               growth by investing primarily in
               common stocks. The subadvisor
               expects that the majority of the
               Portfolio's assets will be invested
               in the common stocks of large
               companies that appear to be
               undervalued. Among other things, the
               Portfolio seeks to identify
               compelling buying opportunities
               created when companies are
               undervalued on the basis of investor
               reactions to near-term problems or
               circumstances even though their
               long-term prospects remain sound.
               The subadvisor seeks to identify
               individual companies with cash flow
               potential that may not be recognized
               by the market at large.
   -------------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
     ----------------------------------------------------------------------
     LARGE CAP   AST AMERICAN CENTURY INCOME & GROWTH    American Century
       VALUE     PORTFOLIO: seeks capital growth with      Investment
                 current income as a secondary           Management, Inc.
                 objective. The Portfolio invests
                 primarily in common stocks that
                 offer potential for capital growth,
                 and may, consistent with its
                 investment objective, invest in
                 stocks that offer potential for
                 current income. The subadvisor
                 utilizes a quantitative management
                 technique with a goal of building an
                 equity portfolio that provides
                 better returns than the S&P 500
                 Index without taking on significant
                 additional risk and while attempting
                 to create a dividend yield that will
                 be greater than the S&P 500 Index.
     ----------------------------------------------------------------------
       ASSET     AST BALANCED ASSET ALLOCATION             Prudential
       ALLOCA    PORTFOLIO: seeks to obtain a total      Investments LLC;
       TION      return consistent with its specified     Quantitative
                 level of risk. The Portfolio              Management
                 primarily invests its assets in a       Associates LLC
                 diversified portfolio of other
                 mutual funds, within the Advanced
                 Series Trust and certain affiliated
                 money market funds. Under normal
                 market conditions, the Portfolio
                 will devote approximately 60% of its
                 net assets to underlying portfolios
                 investing primarily in equity
                 securities (with a range of 52.5% to
                 67.5%), and 40% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments (with a
                 range of 32.5% to 47.5%). The
                 Portfolio is not limited to
                 investing exclusively in shares of
                 the underlying portfolios and may
                 invest in securities, exchange
                 traded funds, and futures contracts,
                 swap agreements and other financial
                 and derivative instruments.
     ----------------------------------------------------------------------
       ASSET     AST BLACKROCK GLOBAL STRATEGIES            BlackRock
       ALLOCA    PORTFOLIO (formerly SP Growth Asset        Financial
       TION      Allocation Portfolio): seeks a high     Management, Inc.
                 total return consistent with a
                 moderate level of risk. The
                 Portfolio is a global, multi
                 asset-class portfolio that invests
                 directly in, among other things,
                 equity and equity-related
                 securities, investment grade debt
                 securities (including, without
                 limitation, U.S. Treasuries and U.S.
                 government securities),
                 non-investment grade bonds (also
                 known as "high yield bonds" or "junk
                 bonds"), real estate investment
                 trusts (REITs), exchange traded
                 funds (ETFs), and derivative
                 instruments, including
                 commodity-linked derivative
                 instruments.
     ----------------------------------------------------------------------
     LARGE CAP   AST BLACKROCK VALUE PORTFOLIO: seeks       BlackRock
       VALUE     maximum growth of capital by              Investment
                 investing primarily in the value        Management, LLC
                 stocks of larger companies. The
                 Portfolio pursues its objective,
                 under normal market conditions, by
                 primarily investing at least 80% of
                 the value of its assets in the
                 equity securities of large-sized
                 companies included in the Russell
                 1000(R) Value Index. The subadvisor
                 employs an investment strategy
                 designed to maintain a portfolio of
                 equity securities which approximates
                 the market risk of those stocks
                 included in the Russell 1000(R)
                 Value Index, but which attempts to
                 outperform the Russell 1000(R) Value
                 Index through active stock selection.
     ----------------------------------------------------------------------
       FIXED     AST BOND PORTFOLIOS 2015, 2016,           Prudential
      INCOME     2018, 2019, 2020, 2021 AND 2022:          Investment
                 each AST Bond Portfolio seeks the       Management, Inc.
                 highest potential total return
                 consistent with its specified level
                 of risk tolerance to meet the
                 parameters established to support
                 the GRO benefits and maintain
                 liquidity to support changes in
                 market conditions for the fixed
                 maturity year indicated in its name.
                 Please note that you may not make
                 purchase payments to each Portfolio,
                 and that each Portfolio is available
                 only with certain living benefits.
     ----------------------------------------------------------------------
       ASSET     AST CAPITAL GROWTH ASSET ALLOCATION       Prudential
       ALLOCA    PORTFOLIO: seeks to obtain a total      Investments LLC;
       TION      return consistent with its specified     Quantitative
                 level of risk. The Portfolio              Management
                 primarily invests its assets in a       Associates LLC
                 diversified portfolio of other
                 mutual funds, within the Advanced
                 Series Trust and certain affiliated
                 money market funds. Under normal
                 market conditions, the Portfolio
                 will devote approximately 75% of its
                 net assets to underlying portfolios
                 investing primarily in equity
                 securities (with a range of 67.5% to
                 80%), and 25% of its net assets to
                 underlying portfolios investing
                 primarily in debt securities and
                 money market instruments (with a
                 range of 20.0% to 32.5%). The
                 Portfolio is not limited to
                 investing exclusively in shares of
                 the underlying portfolios and may
                 invest in securities, ETFs, and
                 futures contracts, swap agreements
                 and other financial and derivative
                 instruments.
     ----------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
     ASSET     AST CLS GROWTH ASSET ALLOCATION         CLS Investments,
     ALLOCA    PORTFOLIO: seeks the highest                   LLC
     TION      potential total return consistent
               with its specified level of risk
               tolerance. Under normal
               circumstances, at least 90% of the
               Portfolio's assets will be invested
               in other portfolios of Advanced
               Series Trust (the underlying
               portfolios) while no more than 10%
               of the Portfolio's assets may be
               invested in exchange traded funds
               (ETFs). Under normal market
               conditions, the Portfolio will
               devote from 60% to 80% of its net
               assets to underlying portfolios and
               ETFs investing primarily in equity
               securities, and from 20% to 40% of
               its net assets to underlying
               portfolios and ETFs investing
               primarily in money market
               instruments and debt securities,
               which may include non-investment
               grade bonds. "Non-investment grade
               bonds" are commonly referred to as
               "junk bonds".
   -------------------------------------------------------------------------
     ASSET     AST CLS MODERATE ASSET ALLOCATION       CLS Investments,
     ALLOCA    PORTFOLIO: seeks the highest                   LLC
     TION      potential total return consistent
               with its specified level of risk
               tolerance. Under normal
               circumstances, at least 90% of the
               Portfolio's assets will be invested
               in other portfolios of Advanced
               Series Trust (the underlying
               portfolios) while no more than 10%
               of the Portfolio's assets may be
               invested in exchange traded funds
               (ETFs). Under normal market
               conditions, the Portfolio will
               devote from 40% to 60% of its net
               assets to underlying portfolios and
               ETFs investing primarily in equity
               securities, and from 40% to 60% of
               its net assets to underlying
               portfolios and ETFs investing
               primarily in money market
               instruments and debt securities,
               which may include non-investment
               grade bonds. "Non-investment grade
               bonds" are commonly referred to as
               "junk bonds".
   -------------------------------------------------------------------------
   SPECIALTY   AST COHEN & STEERS REALTY PORTFOLIO:     Cohen & Steers
               seeks to maximize total return               Capital
               through investment in real estate       Management, Inc.
               securities. The Portfolio pursues
               its investment objective by
               investing, under normal
               circumstances, at least 80% of its
               net assets in common stocks and
               other equity securities issued by
               real estate companies, such as real
               estate investment trusts (REITs).
               Under normal circumstances, the
               Portfolio will invest substantially
               all of its assets in the equity
               securities of real estate companies,
               i.e., a company that derives at
               least 50% of its revenues from the
               ownership, construction, financing,
               management or sale of real estate or
               that has at least 50% of its assets
               in real estate. Real estate
               companies may include real estate
               investment trusts (REITs).
   -------------------------------------------------------------------------
   SMALL CAP   AST FEDERATED AGGRESSIVE GROWTH         Federated Equity
    GROWTH     PORTFOLIO: seeks capital growth. The       Management
               Portfolio pursues its investment           Company of
               objective by investing primarily in       Pennsylvania/
               the stocks of small companies that      Federated Global
               are traded on national security            Investment
               exchanges, NASDAQ stock exchange and    Management Corp.
               the over- the-counter-market. Small
               companies will be defined as
               companies with market
               capitalizations similar to companies
               in the Russell 2000 and S&P 600
               Small Cap Index.
   -------------------------------------------------------------------------
     ASSET     AST FI PYRAMIS(R) ASSET ALLOCATION       Pyramis Global
     ALLOCA    PORTFOLIO: seeks to maximize             Advisors, LLC a
     TION      potential total return. In seeking          Fidelity
               to achieve the Portfolio's                 Investments
               investment objective, the                    company
               Portfolio's assets will be allocated
               across six uniquely specialized
               investment strategies (collectively,
               the Investment Strategies). The
               Portfolio will have four strategies
               that invest primarily in equity
               securities (i.e., the Equity
               Strategies), one fixed-income
               strategy (i.e., the Broad Market
               Duration Strategy), and one strategy
               designed to provide liquidity (i.e.,
               the Liquidity Strategy). Pyramis is
               a registered service mark of FMR
               LLC. Used under license.
   -------------------------------------------------------------------------
     ASSET     AST FIRST TRUST BALANCED TARGET        First Trust Advisors
     ALLOCA    PORTFOLIO: seeks long-term capital            L.P.
     TION      growth balanced by current income.
               The Portfolio seeks to achieve its
               objective by investing approximately
               65% in equity securities and
               approximately 35% in fixed income
               securities. The Portfolio allocates
               the equity portion of the portfolio
               across five uniquely specialized
               strategies - The Dow(R) Target
               Dividend, the Value Line(R) Target
               25, the Global Dividend Target 15,
               the NYSE(R) International Target 25,
               and the Target Small Cap. Each
               strategy employs a quantitative
               approach by screening common stocks
               for certain attributes and/or using
               a multi-factor scoring system to
               select the common stocks. The fixed
               income allocation is determined by
               the Dow Jones Income strategy which
               utilizes certain screens to select
               bonds from the Dow Jones Corporate
               Bond Index or like-bonds not in the
               index.
   -------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
     ASSET     AST FIRST TRUST CAPITAL APPRECIATION   First Trust Advisors
     ALLOCA    TARGET PORTFOLIO: seeks long-term             L.P.
     TION      capital growth. The Portfolio seeks
               to achieve its objective by
               investing approximately 80% in
               equity securities and approximately
               20% in fixed income securities. The
               portfolio allocates the equity
               portion of the portfolio across five
               uniquely specialized strategies -
               the Value Line(R) Target 25, the
               Global Dividend Target 15, the
               Target Small-Cap, the NASDAQ(R)
               Target 15, and the NYSE(R)
               International Target 25. Each
               strategy employs a quantitative
               approach by screening common stocks
               for certain attributes and/or using
               a multi-factor scoring system to
               select the common stocks. The fixed
               income allocation is determined by
               the Dow Jones Income strategy which
               utilizes certain screens to select
               bonds from the Dow Jones Corporate
               Bond Index or like-bonds not in the
               index.
   -------------------------------------------------------------------------
   SPECIALTY   AST GLOBAL REAL ESTATE PORTFOLIO:        Prudential Real
               seeks capital appreciation and          Estate Investors
               income. The Portfolio will normally
               invest at least 80% of its liquid
               assets (net assets plus any
               borrowing made for investment
               purposes) in equity-related
               securities of real estate companies.
               The Portfolio will invest in
               equity-related securities of real
               estate companies on a global basis
               and the Portfolio may invest up to
               15% of its net assets in ownership
               interests in commercial real estate
               through investments in private real
               estate.
   -------------------------------------------------------------------------
   LARGE CAP   AST GOLDMAN SACHS CONCENTRATED            Goldman Sachs
    GROWTH     GROWTH PORTFOLIO: seeks long-term       Asset Management,
               growth of capital. The Portfolio              L.P.
               will pursue its objective by
               investing primarily in equity
               securities of companies that the
               subadvisor believes have the
               potential to achieve capital
               appreciation over the long-term. The
               Portfolio seeks to achieve its
               investment objective by investing,
               under normal circumstances, in
               approximately 30-45 companies that
               are considered by the subadvisor to
               be positioned for long-term growth.
   -------------------------------------------------------------------------
   LARGE CAP   AST GOLDMAN SACHS LARGE-CAP VALUE         Goldman Sachs
     VALUE     PORTFOLIO (formerly AST                 Asset Management,
               AllianceBernstein Growth & Income             L.P.
               Portfolio): seeks long-term growth
               of capital. The Portfolio seeks to
               achieve its investment objective by
               investing in value opportunities
               that Goldman Sachs Asset Management,
               L.P. ("GSAM"), the Portfolio's sole
               subadvisor, defines as companies
               with identifiable competitive
               advantages whose intrinsic value is
               not reflected in the stock price.
               The Fund invests, under normal
               circumstances, at least 80% of its
               net assets plus any borrowings for
               investment purposes (measured at
               time of purchase) ("Net Assets") in
               a diversified portfolio of equity
               investments in large-cap U.S.
               issuers with public stock market
               capitalizations within the range of
               the market capitalization of
               companies constituting the Russell
               1000 Value Index at the time of
               investment.
   -------------------------------------------------------------------------
    MID CAP    AST GOLDMAN SACHS MID-CAP GROWTH          Goldman Sachs
    GROWTH     PORTFOLIO: seeks long-term growth of    Asset Management,
               capital. The Portfolio pursues its            L.P.
               investment objective, by investing
               primarily in equity securities
               selected for their growth potential,
               and normally invests at least 80% of
               the value of its assets in
               medium-sized companies. Medium-sized
               companies are those whose market
               capitalizations (measured at the
               time of investment) fall within the
               range of companies in the Russell
               Mid-cap Growth Index. The subadvisor
               seeks to identify individual
               companies with earnings growth
               potential that may not be recognized
               by the market at large.
   -------------------------------------------------------------------------
   SMALL CAP   AST GOLDMAN SACHS SMALL-CAP VALUE         Goldman Sachs
     VALUE     PORTFOLIO: seeks long-term capital      Asset Management,
               appreciation. The Portfolio will              L.P.
               seek its objective through
               investments primarily in equity
               securities that are believed to be
               undervalued in the marketplace. The
               Portfolio will invest, under normal
               circumstances, at least 80% of the
               value of its assets plus any
               borrowings for investment purposes
               in small capitalization companies.
               The 80% investment requirement
               applies at the time the Portfolio
               invests its assets. The Portfolio
               generally defines small
               capitalization companies as
               companies with market
               capitalizations that are within the
               range of the Russell 2000 Value
               Index at the time of purchase.
   -------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
      FIXED     AST HIGH YIELD PORTFOLIO: seeks           J.P. Morgan
     INCOME     maximum total return, consistent           Investment
                with preservation of capital and       Management, Inc.;
                prudent investment management. The         Prudential
                Portfolio will invest, under normal        Investment
                circumstances, at least 80% of its      Management, Inc.
                net assets plus any borrowings for
                investment purposes (measured at
                time of purchase) in non-investment
                grade high yield bonds (also known
                as "junk bonds"), fixed-income
                investments which may be represented
                by forwards or derivatives such as
                options, futures contracts, or swap
                agreements. Non-investment grade
                investments are financial
                instruments rated Ba or lower by
                Moody's Investors Services, Inc. or
                equivalently rated by Standard &
                Poor's Corporation, or Fitch, or, if
                unrated, determined by the
                sub-advisor to be of comparable
                quality.
    ------------------------------------------------------------------------
      ASSET     AST HORIZON GROWTH ASSET ALLOCATION         Horizon
      ALLOCA    PORTFOLIO: seeks the highest            Investments, LLC
      TION      potential total return consistent
                with its specified level of risk
                tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    ------------------------------------------------------------------------
      ASSET     AST HORIZON MODERATE ASSET                  Horizon
      ALLOCA    ALLOCATION PORTFOLIO: seeks the         Investments, LLC
      TION      highest potential total return
                consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 40% to 60% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 40% to 60% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
    ------------------------------------------------------------------------
      INTER     AST INTERNATIONAL GROWTH PORTFOLIO:     Marsico Capital
    NATIONAL    seeks long-term capital growth.         Management, LLC;
     EQUITY     Under normal circumstances, the         William Blair &
                Portfolio invests at least 80% of         Company, LLC
                the value of its assets in
                securities of issuers that are
                economically tied to countries other
                than the United States. Although the
                Portfolio intends to invest at least
                80% of its assets in the securities
                of issuers located outside the
                United States, it may at times
                invest in U.S. issuers and it may
                invest all of its assets in fewer
                than five countries or even a single
                country. The Portfolio looks
                primarily for stocks of companies
                whose earnings are growing at a
                faster rate than other companies or
                which offer attractive growth.
    ------------------------------------------------------------------------
      INTER     AST INTERNATIONAL VALUE PORTFOLIO:         LSV Asset
    NATIONAL    seeks long-term capital                   Management;
     EQUITY     appreciation. The Portfolio normally       Thornburg
                invests at least 80% of the                Investment
                Portfolio's assets in equity            Management, Inc.
                securities. The Portfolio will
                invest at least 65% of its net
                assets in the equity securities of
                companies in at least three
                different countries, without limit
                as to the amount of assets that may
                be invested in a single country.
    ------------------------------------------------------------------------
      FIXED     AST INVESTMENT GRADE BOND PORTFOLIO:       Prudential
     INCOME     seeks to maximize total return,            Investment
                consistent with the preservation of     Management, Inc.
                capital and liquidity needs to meet
                the parameters established to
                support the Highest Daily Lifetime
                Seven, Highest Daily Lifetime 7
                Plus, and Highest Daily Lifetime 6
                Plus benefits. Please note that you
                may not make purchase payments to
                this Portfolio, and that this
                Portfolio is available only with
                certain living benefits.
    ------------------------------------------------------------------------
    LARGE CAP   AST JENNISON LARGE-CAP GROWTH          Jennison Associates
     GROWTH     PORTFOLIO: seeks long-term growth of          LLC
                capital. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor will use a growth
                investment style and will invest in
                stocks it believes could experience
                superior sales or earnings growth,
                or high returns on equity and
                assets. Stocks are selected on a
                company-by-company basis using
                fundamental analysis. The companies
                in which the subadvisor will invest
                generally tend to have a unique
                market niche, a strong new product
                profile or superior management.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
    LARGE CAP   AST JENNISON LARGE-CAP VALUE           Jennison Associates
      VALUE     PORTFOLIO: seeks capital                      LLC
                appreciation. Under normal market
                conditions, the Portfolio will
                invest at least 80% of its
                investable assets in the equity and
                equity-related securities of
                large-capitalization companies
                measured, at the time of purchase,
                to be within the market
                capitalization of the Russell
                1000(R) Index. In deciding which
                equity securities to buy, the
                subadvisor will use a value
                investment style and will invest in
                common stocks that it believes are
                being valued at a discount to their
                intrinsic value, as defined by the
                value of their earnings, free cash
                flow, the value of their assets,
                their private market value, or some
                combination of these factors. The
                subadvisor will look for catalysts
                that will help unlock a common
                stock's true value.
    ------------------------------------------------------------------------
      INTER     AST JPMORGAN INTERNATIONAL EQUITY         J.P. Morgan
    NATIONAL    PORTFOLIO: seeks long-term capital         Investment
     EQUITY     growth by investing in a diversified    Management, Inc.
                portfolio of international equity
                securities. The Portfolio seeks to
                meet its objective by investing,
                under normal market conditions, at
                least 80% of its assets in a
                diversified portfolio of equity
                securities of companies located or
                operating in developed non-U.S.
                countries and emerging markets of
                the world. The equity securities
                will ordinarily be traded on a
                recognized foreign securities
                exchange or traded in a foreign
                over-the-counter market in the
                country where the issuer is
                principally based, but may also be
                traded in other countries including
                the United States.
    ------------------------------------------------------------------------
      ASSET     AST J.P. MORGAN STRATEGIC                 J.P. Morgan
      ALLOCA    OPPORTUNITIES PORTFOLIO: seeks to          Investment
      TION      maximize total return, consisting of    Management, Inc.
                capital appreciation and current
                income. The Portfolio invests in
                securities and financial instruments
                to gain exposure to global equity,
                global fixed income and cash
                equivalent markets, including global
                currencies. The Portfolio may invest
                in equity and fixed income
                securities (including non-investment
                grade bonds or "junk bonds") of
                issuers located within and outside
                the United States or in open-end
                investment companies advised by J.P.
                Morgan Investment Management, Inc.,
                the Portfolio's subadvisor, to gain
                exposure to certain global equity
                and global fixed income markets.
    ------------------------------------------------------------------------
    LARGE CAP   AST LARGE-CAP VALUE PORTFOLIO: seeks      Eaton Vance
      VALUE     current income and long-term growth       Management;
                of income, as well as capital          Hotchkis and Wiley
                appreciation. The Portfolio invests,        Capital
                under normal circumstances, at least    Management, LLC
                80% of its net assets in common
                stocks of large capitalization
                companies. Large capitalization
                companies are those companies with
                market capitalizations within the
                market capitalization range of the
                Russell 1000 Value Index.
    ------------------------------------------------------------------------
      FIXED     AST LORD ABBETT CORE FIXED INCOME      Lord, Abbett & Co.
     INCOME     PORTFOLIO (formerly AST Lord Abbett           LLC
                Bond- Debenture Portfolio): seeks
                income and capital appreciation to
                produce a high total return. Under
                normal market conditions, the
                Portfolio pursues its investment
                objective by investing at least 80%
                of its net assets in debt (or fixed
                income) securities of various types.
                The Portfolio primarily invests in
                securities issued or guaranteed by
                the U.S. government, its agencies or
                government-sponsored enterprises;
                investment grade debt securities of
                U.S. issuers; investment grade debt
                securities of non-U.S. issuers that
                are denominated in U.S. dollars;
                mortgage-backed and other
                asset-backed securities; senior
                loans, and loan participations and
                assignments; and derivative
                instruments, such as options,
                futures contracts, forward contracts
                or swap agreements. The Portfolio
                attempts to manage interest rate
                risk through its management of the
                average duration of the securities
                it holds in its portfolio. The
                Portfolio expects to maintain its
                average duration range within two
                years of the bond market's duration
                as measured by the Barclays Capital
                U.S. Aggregate Bond Index (which was
                approximately five years as of
                December 31, 2010).
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
    LARGE CAP   AST MARSICO CAPITAL GROWTH               Marsico Capital
     GROWTH     PORTFOLIO: seeks capital growth.         Management, LLC
                Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadvisor uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadvisor has observed.
                The subadvisor then looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out and replacing existing
                positions or responding to
                exceptional market conditions.
    ------------------------------------------------------------------------
      INTER     AST MFS GLOBAL EQUITY PORTFOLIO:          Massachusetts
    NATIONAL    seeks capital growth. Under normal      Financial Services
     EQUITY     circumstances the Portfolio invests          Company
                at least 80% of its assets in equity
                securities. The Portfolio may invest
                in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations relative to
                the markets in which they are traded.
    ------------------------------------------------------------------------
    LARGE CAP   AST MFS GROWTH PORTFOLIO: seeks           Massachusetts
     GROWTH     long-term capital growth and future,    Financial Services
                rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts.
                The subadvisor focuses on investing
                the Portfolio's assets in the stocks
                of companies it believes to have
                above-average earnings growth
                potential compared to other
                companies. The subadvisor uses a
                "bottom up" as opposed to a "top
                down" investment style in managing
                the Portfolio.
    ------------------------------------------------------------------------
     MID CAP    AST MID-CAP VALUE PORTFOLIO: seeks      EARNEST Partners
      VALUE     to provide capital growth by               LLC; WEDGE
                investing primarily in                       Capital
                mid-capitalization stocks that           Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid- capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap(R)
                Value Index during the previous
                12-months based on month-end data.
    ------------------------------------------------------------------------
      FIXED     AST MONEY MARKET PORTFOLIO: seeks          Prudential
     INCOME     high current income while                  Investment
                maintaining high levels of              Management, Inc.
                liquidity. The Portfolio invests in
                high-quality, short-term, U.S.
                dollar denominated corporate, bank
                and government obligations. The
                Portfolio will invest in securities
                which have effective maturities of
                not more than 397 days.
    ------------------------------------------------------------------------
     MID CAP    AST NEUBERGER BERMAN MID-CAP GROWTH     Neuberger Berman
     GROWTH     PORTFOLIO: seeks capital growth.         Management LLC
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadvisor looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
                The Portfolio may invest in foreign
                securities (including emerging
                markets securities).
    ------------------------------------------------------------------------

    STYLE/        INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
    MID CAP    AST NEUBERGER BERMAN/LSV MID-CAP             LSV Asset
     VALUE     VALUE PORTFOLIO: seeks capital              Management;
               growth. Under normal market              Neuberger Berman
               conditions, the Portfolio invests at      Management LLC
               least 80% of its net assets in the
               common stocks of medium
               capitalization companies. For
               purposes of the Portfolio, companies
               with market capitalizations that
               fall within the range of the Russell
               Midcap(R) Value Index at the time of
               investment are considered medium
               capitalization companies. Some of
               the Portfolio's assets may be
               invested in the securities of
               large-cap companies as well as in
               small-cap companies. Neuberger
               Berman looks for well-managed
               companies whose stock prices are
               undervalued and that may rise in
               price before other investors realize
               their worth. LSV Asset Management
               (LSV) follows an active investment
               strategy utilizing a quantitative
               investment model to evaluate and
               recommend investment decisions for
               its portion of the Portfolio in a
               bottom-up, contrarian value approach.
   --------------------------------------------------------------------------
     INTER     AST PARAMETRIC EMERGING MARKETS         Parametric Portfolio
   NATIONAL    EQUITY PORTFOLIO: seeks long-term         Associates LLC
    EQUITY     capital appreciation. The Portfolio
               normally invests at least 80% of its
               net assets in equity securities of
               issuers (i) located in emerging
               market countries, which are
               generally those not considered to be
               developed market countries, or (ii)
               included (or considered for
               inclusion) as emerging markets
               issuers in one or more broad-based
               market indices. Emerging market
               countries are generally countries
               not considered to be developed
               market countries, and therefore not
               included in the Morgan Stanley
               Capital International (MSCI) World
               Index. A company will be considered
               to be located in an emerging market
               country if it is domiciled in or
               derives more that 50% of its
               revenues or profits from emerging
               market countries. The Portfolio
               seeks to employ a top-down,
               disciplined and structured
               investment process that emphasizes
               broad exposure and diversification
               among emerging market countries,
               economic sectors and issuers.
   --------------------------------------------------------------------------
     FIXED     AST PIMCO LIMITED MATURITY BOND         Pacific Investment
    INCOME     PORTFOLIO: seeks to maximize total          Management
               return consistent with preservation         Company LLC
               of capital and prudent investment             (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed- income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements. The average portfolio
               duration normally varies within a
               one -to-three year time-frame based
               on the subadvisor's forecast of
               interest rates. The Portfolio may
               invest up to 10% total assets in
               non-investment grade bonds which are
               commonly known as "junk bonds".
   --------------------------------------------------------------------------
     FIXED     AST PIMCO TOTAL RETURN BOND             Pacific Investment
    INCOME     PORTFOLIO: seeks to maximize total          Management
               return consistent with preservation         Company LLC
               of capital and prudent investment             (PIMCO)
               management. The Portfolio will
               invest, under normal circumstances,
               at least 80% of the value of its net
               assets in fixed income investments,
               which may be represented by forwards
               or derivatives such as options,
               futures contracts, or swap
               agreements. The average portfolio
               duration normally varies within two
               years (+/-) of the duration of the
               Barclay's Capital U.S. Aggregate
               Bond Index. The Portfolio may invest
               up to 10% total assets in
               non-investment grade bonds which are
               commonly known as "junk bonds".
   --------------------------------------------------------------------------
     ASSET     AST PRESERVATION ASSET ALLOCATION           Prudential
     ALLOCA    PORTFOLIO: seeks to obtain a total       Investments LLC;
     TION      return consistent with its specified       Quantitative
               level of risk. The Portfolio                Management
               primarily invests its assets in a         Associates LLC
               diversified portfolio of other
               mutual funds, within the Advanced
               Series Trust and certain affiliated
               money market funds. Under normal
               market conditions, the Portfolio
               will devote approximately 35% of its
               net assets to underlying portfolios
               investing primarily in equity
               securities (with a range of 27.5% to
               42.5%), and 65% of its net assets to
               underlying portfolios investing
               primarily in debt securities and
               money market instruments (with a
               range of 57.5% to 72.5%). The
               Portfolio is not limited to
               investing exclusively in shares of
               the underlying portfolios and may
               invest in securities, ETFs, and
               futures contracts, swap agreements
               and other financial and derivative
               instruments.
   --------------------------------------------------------------------------
   LARGE CAP   AST QMA US EQUITY ALPHA PORTFOLIO:         Quantitative
     BLEND     seeks long term capital                     Management
               appreciation. The Portfolio utilizes      Associates LLC
               a long/short investment strategy and
               will normally invest at least 80% of
               its net assets plus borrowings in
               equity and equity related securities
               of US issuers. The benchmark index
               is the Russell 1000(R) which is
               comprised of stocks representing
               more than 90% of the market cap of
               the US market and includes the
               largest 1000 securities in the
               Russell 3000(R) index.
   --------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                          SUB-ADVISOR
    ------------------------------------------------------------------------
      ASSET     AST QUANTITATIVE MODELING PORTFOLIO:      Quantitative
      ALLOCA    seeks a high potential return while        Management
      TION      attempting to mitigate downside risk     Associates LLC
                during adverse market cycles. The
                Portfolio is comprised of a blend of
                equities and fixed income. Upon the
                commencement of operations of the
                Portfolio, approximately 90% of the
                Portfolio's net assets will be
                allocated to the capital growth
                segment, with the remainder of its
                net assets (i.e., approximately 10%)
                being allocated to the fixed-income
                segment. Asset allocation transfers
                within the Portfolio between the
                capital growth segment and the fixed
                income segment will be governed
                primarily by the application of a
                quantitative model. The model,
                however, will not generate: (i) a
                transfer to the capital growth
                segment from the fixed-income
                segment that would result in more
                than 90% of the Portfolio's net
                assets being allocated to the
                capital growth segment, (ii) a
                transfer to the fixed-income segment
                from the capital growth segment that
                would result in more than 90% of the
                Portfolio's net assets being
                allocated to the fixed-income
                segment, or (iii) a large-scale
                transfer between the Portfolio's
                segments that exceeds certain
                pre-determined percentage
                thresholds. An Owner's specific
                investment experience will depend,
                in part, on how the Portfolio's
                assets were allocated between the
                capital growth segment and the
                fixed-income segment during the
                period in which the Owner was
                invested in the Portfolio.
    ------------------------------------------------------------------------
      ASSET     AST SCHRODERS MULTI-ASSET WORLD             Schroder
      ALLOCA    STRATEGIES PORTFOLIO: seeks                Investment
      TION      long-term capital appreciation          Management North
                through a global flexible asset           America Inc.
                allocation approach. This asset
                allocation approach entails
                investing in traditional asset
                classes, such as equity and
                fixed-income investments, and
                alternative asset classes, such as
                investments in real estate,
                commodities, currencies, private
                equity, non-investment grade bonds,
                Emerging Market Debt and absolute
                return strategies. The sub-advisor
                seeks to emphasize the management of
                risk and volatility. Exposure to
                different asset classes and
                investment strategies will vary over
                time based upon the subadvisor's
                assessments of changing market,
                economic, financial and political
                factors and events.
    ------------------------------------------------------------------------
    SMALL CAP   AST SMALL-CAP GROWTH PORTFOLIO:           Eagle Asset
     GROWTH     seeks long-term capital growth. The     Management, Inc.
                Portfolio pursues its objective by
                investing, under normal
                circumstances, at least 80% of the
                value of its assets in
                small-capitalization companies.
                Small-capitalization companies are
                those companies with a market
                capitalization, at the time of
                purchase, no larger than the largest
                capitalized company included in the
                Russell 2000(R) Growth Index at the
                time of the Portfolio's investment.
    ------------------------------------------------------------------------
    SMALL CAP   AST SMALL-CAP VALUE PORTFOLIO: seeks      ClearBridge
      VALUE     to provide long-term capital growth    Advisors, LLC; J.P.
                by investing primarily in              Morgan Investment
                small-capitalization stocks that       Management, Inc.;
                appear to be undervalued. The          Lee Munder Capital
                Portfolio invests, under normal            Group, LLC
                circumstances, at least 80% of the
                value of its assets in small
                capitalization companies. Small
                capitalization companies are
                generally defined as stocks of
                companies with market
                capitalizations that are within the
                market capitalization range of the
                Russell 2000(R) Value Index.
                Securities of companies whose market
                capitalizations no longer meet the
                definition of small capitalization
                companies after purchase by the
                Portfolio will still be considered
                to be small capitalization companies
                for purposes of the Portfolio's
                policy of investing at least 80% of
                its assets in small capitalization
                companies.
    ------------------------------------------------------------------------
      ASSET     AST T. ROWE PRICE ASSET ALLOCATION       T. Rowe Price
      ALLOCA    PORTFOLIO: seeks a high level of        Associates, Inc.
      TION      total return by investing primarily
                in a diversified portfolio of equity
                and fixed income securities. The
                Portfolio normally invests
                approximately 60% of its total
                assets in equity securities and 40%
                in fixed income securities. This mix
                may vary over shorter time periods
                depending on the subadvisor's
                outlook for the markets. The
                subadvisor concentrates common stock
                investments in larger, more
                established companies, but the
                Portfolio may include small and
                medium-sized companies with good
                growth prospects. The fixed income
                portion of the Portfolio will be
                allocated among investment grade
                securities, high yield or "junk"
                bonds, emerging market securities,
                foreign high quality debt securities
                and cash reserves.
    ------------------------------------------------------------------------

     STYLE/        INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      FIXED     AST T. ROWE PRICE GLOBAL BOND             T. Rowe Price
     INCOME     PORTFOLIO: seeks to provide high        Associates, Inc.
                current income and capital growth by
                investing in high-quality foreign
                and U.S. dollar-denominated bonds.
                The Portfolio will normally invest
                at least 80% of its total assets in
                fixed income securities. The
                Portfolio invests in all types of
                bonds, including those issued or
                guaranteed by U.S. or foreign
                governments or their agencies and by
                foreign authorities, provinces and
                municipalities as well as investment
                grade corporate bonds,
                mortgage-related and asset- backed
                securities, and high-yield bonds of
                U.S. and foreign issuers. The
                Portfolio generally invests in
                countries where the combination of
                fixed-income returns and currency
                exchange rates appears attractive,
                or, if the currency trend is
                unfavorable, where the subadvisor
                believes that the currency risk can
                be minimized through hedging. The
                Portfolio may also invest in
                convertible securities, commercial
                paper and bank debt and loan
                participations. The Portfolio may
                invest up to 20% of its assets in
                the aggregate in below
                investment-grade, high-risk bonds
                ("junk bonds") and emerging market
                bonds. In addition, the Portfolio
                may invest up to 30% of its assets
                in mortgage-related (including
                mortgage dollar rolls and
                derivatives, such as collateralized
                mortgage obligations and stripped
                mortgage securities) and
                asset-backed securities. The
                Portfolio may invest in futures,
                swaps and other derivatives in
                keeping with its objective.
    ------------------------------------------------------------------------
    LARGE CAP   AST T. ROWE PRICE LARGE-CAP GROWTH        T. Rowe Price
     GROWTH     PORTFOLIO: seeks long-term growth of    Associates, Inc.
                capital by investing predominantly
                in the equity securities of a
                limited number of large, carefully
                selected, high-quality U.S.
                companies that are judged likely to
                achieve superior earnings growth.
                The Portfolio takes a growth
                approach to investment selection and
                normally invests at least 80% of its
                net assets in the common stocks of
                large companies. Large companies are
                defined as those whose market cap is
                larger than the median market cap of
                companies in the Russell 1000 Growth
                Index as of the time of purchase.
    ------------------------------------------------------------------------
    SPECIALTY   AST T. ROWE PRICE NATURAL RESOURCES       T. Rowe Price
                PORTFOLIO: seeks long-term capital      Associates, Inc.
                growth primarily through investing
                in the common stocks of companies
                that own or develop natural
                resources (such as energy products,
                precious metals and forest products)
                and other basic commodities. The
                Portfolio invests, under normal
                circumstances, at least 80% of the
                value of its assets in natural
                resource companies. The Portfolio
                may also invest in non-resource
                companies with the potential for
                growth. The Portfolio looks for
                companies that have the ability to
                expand production, to maintain
                superior exploration programs and
                production facilities, and the
                potential to accumulate new
                resources. Although at least 50% of
                Portfolio assets will be invested in
                U.S. securities, up to 50% of total
                assets also may be invested in
                foreign securities.
    ------------------------------------------------------------------------
      ASSET     AST WELLINGTON MANAGEMENT HEDGED           Wellington
      ALLOCA    EQUITY PORTFOLIO (formerly AST             Management
      TION      Aggressive Asset Allocation               Company, LLP
                Portfolio): Seeks to outperform its
                blended benchmark index over a full
                market cycle. The Portfolio will use
                a broad spectrum of Wellington
                Management's equity investment
                strategies to invest in a broadly
                diversified portfolio of common
                stocks while also pursuing a
                downside risk overlay. The Portfolio
                will normally invest at least 80% of
                its assets in common stocks of
                small, medium and large companies
                and may also invest up to 30% of its
                assets in equity securities of
                foreign issuers and non-dollar
                securities.
    ------------------------------------------------------------------------
      FIXED     AST WESTERN ASSET CORE PLUS BOND          Western Asset
     INCOME     PORTFOLIO: seeks to maximize total         Management
                return, consistent with prudent              Company
                investment management and liquidity
                needs. The Portfolio's current
                target average duration is generally
                2.5 to 7 years. The Portfolio
                pursues this objective by investing
                in all major fixed income sectors
                with a bias towards non-Treasuries.
                The Portfolio has the ability to
                invest up to 20% in below investment
                grade securities. Securities rated
                below investment grade are commonly
                known as "junk bonds" or "high
                yield" securities.
    ------------------------------------------------------------------------
                    FRANKLIN TEMPLETON VARIABLE
                      INSURANCE PRODUCTS TRUST
    ------------------------------------------------------------------------
    MODERATE    FRANKLIN TEMPLETON VIP FOUNDING         Franklin Templeton
       ALLO     FUNDS ALLOCATION FUND: Seeks capital      Services, LLC
     CATION     appreciation, with income as a
                secondary goal. The Fund normally
                invests equal portions in Class 1
                shares of Franklin Income Securities
                Fund; Mutual Shares Securities Fund;
                and Templeton Growth Securities Fund.
    ------------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
                              PROFUND VP
     ---------------------------------------------------------------------
      EACH PROFUND VP PORTFOLIO DESCRIBED BELOW IS DESIGNED TO SEEK
      DAILY INVESTMENT RESULTS THAT, BEFORE FEES AND EXPENSES,
      CORRESPOND TO THE PERFORMANCE OF A DAILY BENCHMARK, SUCH AS THE
      DAILY PRICE PERFORMANCE, THE INVERSE (OPPOSITE) OF THE DAILY PRICE
      PERFORMANCE, A MULTIPLE OF THE DAILY PRICE PERFORMANCE, OF AN
      INDEX OR SECURITY. ULTRA PROFUND VPS ARE DESIGNED TO CORRESPOND TO
      A MULTIPLE OF THE DAILY PERFORMANCE OF AN UNDERLYING INDEX.
      INVERSE PROFUND VPS ARE DESIGNED TO CORRESPOND TO THE INVERSE
      (OPPOSITE) OF THE DAILY PERFORMANCE OF AN UNDERLYING INDEX. THE
      INVESTMENT STRATEGY OF SOME OF THE PORTFOLIOS MAY MAGNIFY (BOTH
      POSITIVELY AND NEGATIVELY) THE DAILY INVESTMENT RESULTS OF THE
      APPLICABLE INDEX OR SECURITY. IT IS RECOMMENDED THAT ONLY THOSE
      ANNUITY OWNERS WHO ENGAGE A FINANCIAL ADVISOR TO ALLOCATE THEIR
      ACCOUNT VALUE USING A STRATEGIC OR TACTICAL ASSET ALLOCATION
      STRATEGY INVEST IN THESE PORTFOLIOS. THE PORTFOLIOS ARE ARRANGED
      BASED ON THE INDEX ON WHICH ITS INVESTMENT STRATEGY IS BASED.
     ---------------------------------------------------------------------
     SMALL CAP   PROFUND VP SMALL-CAP VALUE: seeks      ProFund Advisors
       VALUE     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 SmallCap 600(R)/Citigroup Value
                 Index (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
     SMALL CAP   PROFUND VP SMALL-CAP GROWTH: seeks     ProFund Advisors
      GROWTH     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 SmallCap 600(R)/Citigroup Growth
                 Index (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P SMALLCAP 600/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE
      A COMPREHENSIVE MEASURE OF SMALL-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED, MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P SMALLCAP
      600 THAT HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE
      GROWTH-VALUE SPECTRUM. (NOTE: THE S&P SMALLCAP 600(R) INDEX IS A
      FLOAT ADJUSTED MARKET CAPITALIZATION WEIGHTED INDEX OF 600 U.S.
      OPERATING COMPANIES. SECURITIES ARE SELECTED FOR INCLUSION IN THE
      INDEX BY AN S&P COMMITTEE THROUGH A NON-MECHANICAL PROCESS THAT
      FACTORS CRITERIA SUCH AS LIQUIDITY, PRICE, MARKET CAPITALIZATION,
      FINANCIAL VIABILITY, AND PUBLIC FLOAT.)
     ---------------------------------------------------------------------
     LARGE CAP   PROFUND VP LARGE-CAP VALUE: seeks      ProFund Advisors
       VALUE     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 500(R)/Citigroup Value Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      S&P 500(R)/CITIGROUP VALUE INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF LARGE-CAP U.S. EQUITY "VALUE" PERFORMANCE.
      IT IS AN UNMANAGED FLOAT-ADJUSTED MARKET CAPITALIZATION WEIGHTED
      INDEX COMPRISING STOCKS REPRESENTING APPROXIMATELY HALF THE MARKET
      CAPITALIZATION OF THE S&P 500 THAT HAVE BEEN IDENTIFIED AS BEING ON
      THE VALUE END OF THE GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
     LARGE CAP   PROFUND VP LARGE-CAP GROWTH: seeks     ProFund Advisors
      GROWTH     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 500(R)/Citigroup Growth Index(R).
                 (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P 500(R)/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE A
      COMPREHENSIVE MEASURE OF LARGE-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P 500 THAT
      HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE GROWTH-VALUE
      SPECTRUM.
     ---------------------------------------------------------------------
      MID CAP    PROFUND VP MID-CAP VALUE: seeks        ProFund Advisors
       VALUE     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 MidCap 400(R)/Citigroup Value
                 Index(R) (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
      THE S&P MIDCAP 400(R)/CITIGROUP VALUE INDEX IS DESIGNED TO PROVIDE
      A COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "VALUE"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P MIDCAP 400
      THAT HAVE BEEN IDENTIFIED AS BEING ON THE VALUE END OF THE
      GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
      MID CAP    PROFUND VP MID-CAP GROWTH: seeks       ProFund Advisors
      GROWTH     daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the S&P
                 MidCap 400(R)/Citigroup Growth
                 Index(R) (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE S&P MIDCAP 400(R)/CITIGROUP GROWTH INDEX IS DESIGNED TO PROVIDE
      A COMPREHENSIVE MEASURE OF MID-CAP U.S. EQUITY "GROWTH"
      PERFORMANCE. IT IS AN UNMANAGED FLOAT ADJUSTED MARKET
      CAPITALIZATION WEIGHTED INDEX COMPRISED OF STOCKS REPRESENTING
      APPROXIMATELY HALF THE MARKET CAPITALIZATION OF THE S&P MIDCAP 400
      THAT HAVE BEEN IDENTIFIED AS BEING ON THE GROWTH END OF THE
      GROWTH-VALUE SPECTRUM.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP CONSUMER GOODS: seeks       ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Consumer Goods Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. CONSUMER GOODS/SM/ INDEX MEASURES THE
      PERFORMANCE OF CONSUMER GOODS SECTOR OF THE U.S. EQUITY MARKET.
      COMPONENT COMPANIES INCLUDE, AMONG OTHERS, AUTOMOBILES AND AUTO
      PARTS AND TIRES, BREWERS AND DISTILLERS, FARMING AND FISHING,
      DURABLE AND NON-DURABLE HOUSEHOLD PRODUCT MANUFACTURERS, COSMETIC
      COMPANIES, FOOD AND TOBACCO PRODUCTS, CLOTHING, ACCESSORIES AND
      FOOTWEAR.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP CONSUMER SERVICES: seeks    ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Consumer Services Index
                 (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. CONSUMER SERVICES INDEX MEASURES THE PERFORMANCE
      OF CONSUMER SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, AIRLINES, BROADCASTING AND
      ENTERTAINMENT, APPAREL AND BROADLINE RETAILERS, FOOD AND DRUG
      RETAILERS, MEDIA AGENCIES, PUBLISHING, GAMBLING, HOTELS,
      RESTAURANTS AND BARS, AND TRAVEL AND TOURISM.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP FINANCIALS: seeks daily     ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Financials Index (the "Index").
                 To meet its investment objective,
                 the Fund invests in equity
                 securities and derivatives that
                 ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. FINANCIALS INDEX MEASURES THE PERFORMANCE OF THE
      FINANCIAL SERVICES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, REGIONAL BANKS; MAJOR U.S.
      DOMICILED INTERNATIONAL BANKS; FULL LINE, LIFE, AND PROPERTY AND
      CASUALTY INSURANCE COMPANIES; COMPANIES THAT INVEST, DIRECTLY OR
      INDIRECTLY IN REAL ESTATE; DIVERSIFIED FINANCIAL COMPANIES SUCH AS
      FANNIE MAE, CREDIT CARD ISSUERS, CHECK CASHING COMPANIES, MORTGAGE
      LENDERS AND INVESTMENT ADVISERS; SECURITIES BROKERS AND DEALERS,
      INCLUDING INVESTMENT BANKS, MERCHANT BANKS AND ONLINE BROKERS; AND
      PUBLICLY TRADED STOCK EXCHANGES.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP HEALTH CARE: seeks daily    ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Health Care/SM/ Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. HEALTH CARE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE HEALTHCARE INDUSTRY OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, HEALTH CARE PROVIDERS,
      BIOTECHNOLOGY COMPANIES, MEDICAL SUPPLIES, ADVANCED MEDICAL DEVICES
      AND PHARMACEUTICALS.
     ---------------------------------------------------------------------

      STYLE/        INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                ADVISOR/
                                                          SUB-ADVISOR
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP INDUSTRIALS: seeks daily    ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Industrials Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. INDUSTRIALS/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE INDUSTRIAL INDUSTRY OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE, AMONG OTHERS, BUILDING MATERIALS, HEAVY
      CONSTRUCTION, FACTORY EQUIPMENT, HEAVY MACHINERY, INDUSTRIAL
      SERVICES, POLLUTION CONTROL, CONTAINERS AND PACKAGING, INDUSTRIAL
      DIVERSIFIED, AIR FREIGHT, MARINE TRANSPORTATION, RAILROADS,
      TRUCKING, LAND-TRANSPORTATION EQUIPMENT, SHIPBUILDING,
      TRANSPORTATION SERVICES, ADVANCED INDUSTRIAL EQUIPMENT, ELECTRIC
      COMPONENTS AND EQUIPMENT, AND AEROSPACE.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP REAL ESTATE: seeks daily    ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Real Estate Index (the
                 "Index"). To meet its investment
                 objective, the Fund invests in
                 equity securities and derivatives
                 that ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. REAL ESTATE/SM/ INDEX MEASURES THE PERFORMANCE
      OF THE REAL ESTATE SECTOR OF THE U.S. EQUITY MARKET. COMPONENT
      COMPANIES INCLUDE REAL ESTATE HOLDING AND DEVELOPMENT AND REAL
      ESTATE SERVICE COMPANIES AND REAL ESTATE INVESTMENT TRUSTS
      ("REITS") THAT INVEST IN INDUSTRIAL, OFFICES AND RETAIL PROPERTIES.
      REITS ARE PASSIVE INVESTMENT VEHICLES THAT INVEST PRIMARILY IN
      INCOME-PRODUCING REAL ESTATE OR REAL ESTATE RELATED LOANS AND
      INTERESTS.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP TELECOMMUNICATIONS: seeks   ProFund Advisors
                 daily investment results, before             LLC
                 fees and expenses, that correspond
                 to the daily performance of the Dow
                 Jones U.S. Telecommunications Index
                 (the "Index"). To meet its
                 investment objective, the Fund
                 invests in equity securities and
                 derivatives that ProFund Advisors
                 believes, in combination, should
                 have similar daily return
                 characteristics as the daily return
                 of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. TELECOMMUNICATIONS/SM /INDEX MEASURES THE
      PERFORMANCE OF THE TELECOMMUNICATIONS INDUSTRY OF THE U.S. EQUITY
      MARKET. COMPONENT COMPANIES INCLUDE, AMONG OTHERS, FIXED-LINE
      COMMUNICATIONS AND WIRELESS COMMUNICATIONS COMPANIES.
     ---------------------------------------------------------------------
     SPECIALTY   PROFUND VP UTILITIES: seeks daily      ProFund Advisors
                 investment results, before fees and          LLC
                 expenses, that correspond to the
                 daily performance of the Dow Jones
                 U.S. Utilities Index (the "Index").
                 To meet its investment objective,
                 the Fund invests in equity
                 securities and derivatives that
                 ProFund Advisors believes, in
                 combination, should have similar
                 daily return characteristics as the
                 daily return of the Index.
     ---------------------------------------------------------------------
      THE DOW JONES U.S. UTILITIES/SM /INDEX MEASURES THE PERFORMANCE OF
      THE UTILITIES SECTOR OF THE U.S. EQUITY MARKET. COMPONENT COMPANIES
      INCLUDE, AMONG OTHERS, ELECTRIC UTILITIES, GAS UTILITIES AND WATER
      UTILITIES.
     ---------------------------------------------------------------------




 Dow Jones has no relationship to the ProFunds VP, other than the licensing of the Dow Jones sector indices and its service marks for use in connection with the ProFunds VP. The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor's or NASDAQ, and neither Standard & Poor's nor NASDAQ makes any representations regarding the advisability of investing in the ProFunds VP.

 WHAT ARE THE FIXED RATE OPTIONS?
 The Fixed Rate Options consist of the DCA Fixed Rate Option used with our 6 or 12 month DCA Program, the one-year Fixed Rate Option and (with respect to Highest Daily Lifetime Five only), the Benefit Fixed Rate Account. We describe the Benefit Fixed Rate Account in the section of the prospectus concerning Highest Daily Lifetime Five.

 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a Fixed Rate Option. That is, such factors result in a reduction to the interest rate. Any Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Option.

 ONE-YEAR FIXED INTEREST RATE OPTION
 We offer a one-year Fixed Rate Option. When you select this option, your payment will earn interest at the established rate for the applicable interest rate period. A new interest rate period is established every time you allocate or transfer money into a Fixed Rate

 Option. You may have money allocated in more than one interest rate period at the same time. This could result in your money earning interest at different rates and each interest rate period maturing at a different time. While these interest rates may change from time to time the minimum interest rate is what is set forth in your Annuity contract. We may restrict your ability to allocate Account Value to the Fixed Rate Options if you elect certain optional benefits. The interest rate that we credit to the Fixed Rate Options may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 Amounts allocated to the Fixed Rate Option become part of Pruco Life's general assets. We set a one-year base guaranteed annual interest rate for the one-year Fixed Rate Option. We may also provide an additional interest rate on each Purchase Payment allocated to this option for the first year after the payment. This additional interest rate will not apply to amounts transferred from other investment options within an Annuity or amounts remaining in this option for more than one year. We will permit transfers out of the one-year Fixed Rate Option only during the 30 day period following the end of the one-year period. We retain the right to limit the amount of Account Value that may be transferred into or out of the one-year Fixed Rate Option. In addition, we reserve the right to cease offering this investment option for periods of time.

 OTHER FIXED RATE INTEREST OPTIONS WE MAY OFFER FROM TIME TO TIME
 In addition to the one-year Fixed Rate Option, we offer DCA Fixed Rate Options that are used with our 6 or 12 Month Dollar Cost Averaging Program. ("6 or 12 Month DCA Program"). Account Value allocated to the DCA Fixed Rate options earns the declared rate of interest while it is transferred over a 6 or 12 month period into the Sub-accounts that you have designated. Because the interest we credit is applied against a balance that declines as transfers are made periodically to the Sub-accounts, you do not earn interest on the full amount you allocated initially to the DCA Fixed Rate Options. A dollar cost averaging program does not assure a profit, or protect against a loss.

 6 OR 12 MONTH DOLLAR COST AVERAGING PROGRAM (THE "6 OR 12 MONTH DCA PROGRAM") The 6 or 12 Month DCA Program is available for contracts issued on and after May 1, 2009 (subject to applicable State approval). The program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available. We may discontinue, modify or amend this program from time to time. Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus are the only optional living benefits and the Combination 5% Roll-up + HAV death benefit is the only death benefit you may participate in if you also participate in the 6 or 12 Month DCA Program, although you do not need to select any optional benefit to participate in the program. To participate in the 6 or 12 Month DCA Program, you must allocate at least a $2000 Purchase Payment to our DCA Fixed Rate Options. Dollar cost averaging does not assure a profit, or protect against a loss.

 THE KEY FEATURES OF THIS PROGRAM ARE AS FOLLOWS:
   . You may only allocate purchase payments to these DCA Fixed Rate Options. You may not transfer Account Value into this program.
   . As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether the monthly transfers under the 6 or 12 Month DCA Program are to be made over a 6 month or 12 month period. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Fixed Rate Options by the number of months. For example, if you allocated $6000, and selected a 6 month DCA Program, we would transfer $1000 each month. We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Fixed Rate Options is reduced (e.g., due to the deduction of the applicable portion of the fee for an optional benefit, withdrawals or due to a transfer of Account Value out of the DCA Fixed Rate Options initiated by the mathematical formula used with Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus). In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Fixed Rate Option by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program, we will transfer the remaining amount from the DCA Fixed Rate Option on the next scheduled transfer and terminate the program.
   . Any withdrawals, transfers, or fees deducted from the DCA Fixed Rate Options will reduce the DCA Fixed Rate Options on a "last-in, first-out" basis. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Fixed Rate Options associated with that Program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 month DCA Program running, but may not have a 6 month Program running simultaneously with a 12 month Program. If you have multiple 6 or 12 Month DCA Programs running, then the above reference to "last-in, first-out" means that amounts will be deducted first from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program that was established most recently.
   . 6 or 12 Month DCA transfers will begin on the date the DCA Fixed Rate Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred.
   . We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.
   . The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

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


   . If you are not participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus, we will make transfers under the 6 or 12 month DCA Program to the Sub-accounts that you specified upon your election of the Program. If you are participating in any Highest Daily Lifetime 7 Plus benefit or any Highest Daily Lifetime 6 Plus benefit, we will allocate amounts transferred out of the DCA Fixed Rate Options in the following manner: (a) if you are participating in the Optional Allocation and Rebalancing Program, we will allocate to the Sub-accounts in accordance with the rules of that program (b) if you are not participating in the Optional Allocation and Rebalancing Program, we
       will make transfers under the Program to the Sub-accounts that you specified upon your election of the Program, provided those instructions comply with the allocation requirements for Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus Highest Daily Lifetime 6
       Plus or Spousal Highest Daily Lifetime 6 Plus and (c) whether or not you participate in the Optional Allocation and Rebalancing Program, no portion of our monthly transfer under the 6 or 12 Month DCA Program will be directed initially to the AST Investment Grade Bond Sub-account (although the DCA Fixed Rate Option is treated as a "Permitted Sub-account" for purposes of transfers to the AST Investment Grade Bond Sub-account under the pre-determined mathematical formula under the Highest Daily Lifetime 7 Plus or Highest Daily Lifetime 6 Plus benefits) (see below).
   . If you are participating in Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus or Spousal Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options associated with the 6 or 12 Month DCA Program. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis.
   . If you are participating in one of our automated withdrawal programs (e.g., Systematic Withdrawals), we may include within that withdrawal program amounts held within the DCA Fixed Rate Options. If you have elected any Highest Daily Lifetime 7 Plus benefit or Highest Daily Lifetime 6 Plus benefit, any withdrawals will be taken on a pro-rata basis from your Sub-accounts and the DCA Fixed Rate Options.
   .   We impose no fee for your participation in the 6 or 12 Month DCA Program.
   . You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Fixed Rate Options according to your instructions. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Fixed Rate Options on a pro rata basis to the Sub-accounts in which you are invested currently. If any such Sub-account is no longer available, we may allocate the amount that would have been applied to that Sub-account to the AST Money Market Sub-account.
   . You cannot utilize "rate lock" with the 6 or 12 Month DCA Program. The interest rate we credit under the program will be the rate on the date the purchase payment is allocated to the 6 or 12 Month DCA Program.
   . We credit interest to amounts held within the DCA Fixed Rate Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA
       Fixed Rate Option has been transferred out (b) the date the entire amount in the DCA Fixed Rate Option is withdrawn (c) the date as of which any death benefit payable is determined or (d) the Annuity Date.
   . The interest rate earned in a DCA Fixed Rate Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new purchase payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the amount of interest you receive will decrease as amounts are systematically transferred from the DCA Fixed Rate Option to the Sub-accounts, and the effective interest rate earned will therefore be less than the declared interest rate.
   . The 6 or 12 Month DCA Program may be referred to in your Rider and/or the Application as the "Enhanced Dollar Cost Averaging Program."

 NOTE: WHEN A 6 OR 12 MONTH DCA PROGRAM IS ESTABLISHED FROM A DCA FIXED RATE OPTION, THE FIXED RATE OF INTEREST WE CREDIT TO YOUR ACCOUNT VALUE IS APPLIED TO A DECLINING BALANCE DUE TO THE TRANSFERS OF ACCOUNT VALUE TO THE SUB-ACCOUNTS (INCLUDING ANY TRANSFERS UNDER AN OPTIONAL BENEFIT FORMULA). THIS WILL REDUCE THE EFFECTIVE RATE OF RETURN ON THE DCA FIXED RATE OPTION.

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


                               FEES AND CHARGES

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Pruco Life incurs in promoting, distributing, issuing and administering an Annuity and, with respect to the X Series, to offset a portion of the costs associated with offering any Credit features which are funded through Pruco Life's general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Pruco Life receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including, for the X Series, appreciation on amounts that represent any Purchase Credit or Longevity Credit.

 WHAT ARE THE CONTRACT FEES AND CHARGES?
 CONTINGENT DEFERRED SALES CHARGE (CDSC): We do not deduct a sales charge from purchase payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn. The CDSC percentage varies with the number of years that have elapsed since each Purchase Payment being withdrawn was made. If a withdrawal is effective on the day before the anniversary of the date that the Purchase Payment being withdrawn was made, then the CDSC percentage as of the next following year will apply. The CDSC percentages for the B Series, the L Series, and the X Series are shown under "Summary of Contract Fees and Charges." If you purchase the X series and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from purchase payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including certain medically related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals and Minimum Distributions are each explained more fully in the section entitled "Access to Account Value."

 TRANSFER FEE: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We currently charge $10.00 for each transfer after the twentieth in each Annuity Year. The fee will never be more than $20.00 for each transfer. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. Similarly, transfers made under our 6 or 12 Month DCA Program and transfers made pursuant to a formula used with an optional benefit are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

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



 ANNUAL MAINTENANCE FEE: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value (including any amount in Fixed Rate Options), whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The fee is taken out only from the Sub-accounts. Currently, the Annual Maintenance Fee is only deducted if your Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-related full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For the Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed. The amount of this charge may differ in certain States.

 TAX CHARGE: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We pay the tax either when purchase payments are received, upon surrender or when the Account Value is applied under an annuity option. The tax charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of purchase payments, surrender value, or Account Value as applicable. The tax charge currently ranges up to 3 1/2%. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 INSURANCE CHARGE: We deduct an Insurance Charge daily. The charge is assessed against the average daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Pruco Life for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

 The Insurance Charge is not deducted against assets allocated to a Fixed Rate Option. However, the amount we credit to Fixed Rate Options or the DCA Fixed Rate Option may also reflect similar assumptions about the insurance guarantees provided under each Annuity and the administrative costs associated with providing the Annuity benefits. That is, the interest rate we credit to a Fixed Rate Option or the DCA Fixed Rate Option may be reduced to reflect those assumptions.

 OPTIONAL BENEFITS FOR WHICH WE ASSESS A CHARGE: If you elect to purchase certain optional benefits, we will deduct an additional charge. For some optional benefits, the charge is deducted from your Account Value allocated to the Sub-accounts. This charge is included in the daily calculation of the Unit Price for each Sub-account. For certain other optional benefits, such as Highest Daily Lifetime 6 Plus, the charge is assessed against greater of Account Value and the Protected Withdrawal Value and is taken out of the Sub-accounts and DCA Fixed Rate Options periodically. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each optional benefit.

 SETTLEMENT SERVICE CHARGE: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge, although the Insurance Charge no longer applies. The charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annual charge of 1.00%.

 FEES AND EXPENSES INCURRED BY THE PORTFOLIOS: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED RATE OPTIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Rate Option. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Rate Options. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Rate Options. That is, the interest rate that we credit to a Fixed Rate Option or the DCA Fixed Rate Option may be reduced to reflect those factors.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply (see "Tax Charge" above).

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of purchase payments or likelihood of additional purchase payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?
 INITIAL PURCHASE PAYMENT: We no longer allow new purchases of these Annuities, except in certain states/jurisdictions. Previously, you must have made a minimum initial Purchase Payment as follows: $1,000 for the B Series and $10,000 for the X Series and the L Series. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent purchase payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.


 We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of owner of the Annuity, if as a result of the ownership change, total Purchase Payments would equal or exceed that $1 million threshold. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. In addition, we may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional purchase payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Rate Options that are available. Other limitations and/or restrictions may apply.


 Speculative Investing - Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.


 Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships, endowments and grantor trusts with multiple grantors. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated annuitant. These rules are subject to state law. Additionally, we will not permit election or re-election of any optional death benefit or optional living benefit by certain ownership types. We may issue an Annuity in ownership structures where the annuitant is also the participant in a Qualified or Non-Qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that elect to use our Annuity as a funding vehicle.


 Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept purchase payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, purchase payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, purchase payments may be transmitted to Pruco Life via wiring funds through your Financial Professional's broker-dealer firm. Additional purchase payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.


 AGE RESTRICTIONS: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 85 for the B Series and the L Series and age 75 for the X Series. No additional purchase payments will be permitted after age 85 for any of the Annuities. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. Under the Beneficiary Annuity, the maximum issue age is 70 based on the Key Life. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.


 "BENEFICIARY" ANNUITY

 If you are a beneficiary of an annuity that was owned by a decedent, subject to the following requirements, you may transfer the proceeds of the decedent's annuity into one of the Annuities described in this Prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a non-qualified annuity, for distributions based on lives age 70 or under. This transfer option is also not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a "Beneficiary Continuation Option".

 Upon purchase, the Annuity will be issued in the name of the decedent for your benefit. You must take required distributions at least annually, which we will calculate based on the applicable life expectancy in the year of the decedent's death, using Table 1 in IRS Publication 590. These distributions are not subject to any CDSC.

 For IRAs and Roth IRAs, distributions must begin by December 31 of the year following the year of the decedent's death. If you are the surviving spouse beneficiary, distributions may be deferred until the decedent would have attained age 70 1/2, however if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must notify us when you would like distributions to begin. For additional information regarding the tax considerations applicable to beneficiaries of an IRA or Roth IRA, see "Required Distributions Upon Your Death for Qualified Annuity Contracts" in the Tax Considerations section of this Prospectus.

 For non-qualified Annuities, distributions must begin within one year of the decedent's death. For additional information regarding the tax considerations applicable to beneficiaries of a non-qualified Annuity see "Required Distributions Upon Your Death for Nonqualified Annuity Contracts" in the Tax Consideration section of your prospectus.

 You may choose to take more than your required distribution. You may take withdrawals in excess of your required distributions, however your withdrawal may be subject to the Contingent Deferred Sales Charge. Any withdrawals reduce the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the Insurance Charge and the Annual Maintenance Fee.

 The Annuity may provide a basic Death Benefit upon death, and you may name "successors" who may either receive the Death Benefit as a lump sum or continue receiving distributions after your death under the Beneficiary Continuation Option.

 Please note the following additional limitations for a Beneficiary Annuity:
..   No additional purchase payments are permitted. You may only make a one-time initial purchase payment transferred to us directly from another annuity or eligible account. You may not make your purchase payment as an indirect rollover, or combine multiple "Transfer of Assets" or "TOA's" into a single contract as part of this "Beneficiary" Annuity.
..   You may not elect any optional living or death benefits.
..   You may not annuitize the Annuity; no annuity options are available.
..   You may participate only in the following programs: Auto-Rebalancing,
    Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or
    Systematic Withdrawals.
..   You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A "beneficiary annuity" may not be co-owned.
..   If the Annuity is funded by means of transfer from another "Beneficiary
    Annuity" with another company, we require that the sending company or the beneficial owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another "Beneficiary Annuity" where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.
..   The beneficial owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or became irrevocable by its terms upon the death of the IRA or Roth IRA owner; and
    (3) the beneficiaries of the trust who are beneficiaries with respect to the trust's interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust must provide us with a list of all beneficiaries to the trust (including contingent and remainder beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA owner, or date of Annuity application if later. The trustee must also provide a copy of the trust document upon request. If the beneficial owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor. If the beneficial owner of the Annuity is a qualified trust, distributions must be based on the life expectancy of the oldest beneficiary under the trust.
..   If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a beneficiary annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.
..   If you are transferring proceeds as beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first required distribution. If, for any reason, your transfer request impedes our ability to complete your first distribution by the required date, we will be unable to accept your transfer request.

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



 OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act independently on behalf of both owners. All information and documents that we are required to send you will be sent to the first named owner. The co-ownership by entity-owners or an entity-owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, we may allow you to name one or more Contingent Annuitants with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus. For Beneficiary Annuities, instead of an Annuitant there is a "Key Life" which is used to determine the annual required distributions.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate. For Beneficiary Annuities, instead of a Beneficiary, the term "Successor" is used.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?

 In general, you may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

..   a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner's death;
..   a new Annuitant subsequent to the Annuity Date;

..   for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity;
..   a change in Beneficiary if the Owner had previously made the designation irrevocable; and
..   a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, and grantor trusts with multiple grantors.


 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefits" and "Death Benefits" sections of this Prospectus for any such restrictions.


 If you wish to change the Owner and/or Beneficiary under the Annuity, or to assign the Annuity, you must deliver the request to us in writing at our Service Office. Any change of Owner and/or Beneficiary, or assignment of the Annuity, will take effect when accepted and recorded by us. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We are not responsible for any transaction processed before a change of Owner and/or Beneficiary, or an assignment of the Annuity, is accepted and recorded by us UNLESS PROHIBITED BY APPLICABLE STATE LAW. WE RESERVE THE RIGHT TO REFUSE A PROPOSED CHANGE OF OWNER AND/OR BENEFICIARY, AND A PROPOSED ASSIGNMENT OF THE ANNUITY AT ANY TIME ON A NON-DISCRIMINATORY BASIS, AND TO THE EXTENT ALLOWED BY STATE LAW, AND ARE NOT OBLIGATED TO PROCESS ANY SUCH REQUEST WITHIN ANY PARTICULAR TIME FRAME. We assume no responsibility for the validity or tax consequences of any change of Owner and/or Beneficiary or any assignment of the Annuity, and may be required to make reports of ownership changes and/or assignments to the appropriate federal, state and/or local taxing authorities.


 DEATH BENEFIT SUSPENSION UPON CHANGE OF OWNER OR ANNUITANT. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See the Death Benefit section of this prospectus for additional details.

 SPOUSAL DESIGNATIONS
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil union or same-sex marriage partner. Civil union couples and same-sex marriage partners should consider that limitation before selecting a spousal benefit under the annuity.

 CONTINGENT ANNUITANT
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days or longer, measured from the time that you received your Annuity. If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. However, where required by law, we will return your purchase payment(s) if they are greater than your current Account Value, less any federal and state income tax withholding. With respect to the X Series, if you return your Annuity, we will not return any Purchase Credits we applied to your Annuity based on your purchase payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in Pruco Life's Systematic Investment Plan or a periodic Purchase Payment program. Purchase payments made while you participate in an asset allocation program will be allocated in accordance with such program. Additional purchase payments may be made at any time before the Annuity Date (unless the Annuity is held as a Beneficiary Annuity) or prior to the Owner's 86th birthday, unless the Annuity is held as a Beneficiary Annuity. However, purchase payments are not permitted if the Account Value drops to zero.

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional purchase payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. We call our electronic funds transfer program "Pruco Life's Systematic Investment Plan." Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic purchase payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic purchase payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent purchase payments.)

 INITIAL PURCHASE PAYMENT: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate purchase payments to one or more available Sub-accounts or a Fixed Rate Option (other than the Benefit Fixed Rate Account). Investment restrictions will apply if you elect certain optional benefits.

 SUBSEQUENT PURCHASE PAYMENTS: Unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent purchase payments, we will allocate any additional purchase payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent purchase payments according to any new allocation instructions.

 HOW DO I RECEIVE A LONGEVITY CREDIT UNDER THE X SERIES?
 We apply a Longevity Credit to your Annuity's Account Value beginning at the end of your tenth Annuity Year ("tenth Annuity Anniversary") and every Annuity Anniversary thereafter. The Longevity Credit is equal to 0.40% of the sum of all purchase payments that have been in the Annuity for more than 9 years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the end of the period. On any Annuity Anniversary, if the total purchase payments that have been in the Annuity for more than 9 years are less than the cumulative amount of withdrawals made, no Longevity Credit will be applied to your Annuity. Also, no Longevity Credit will be applied to your Annuity if your Account Value is zero when a Longevity Credit would otherwise be paid. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Spousal Highest Daily Lifetime 6 Plus. In addition, no Longevity Credit will be applied to your Annuity if before the Annuity Anniversary when a Longevity Credit would otherwise be paid: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; or (iii) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Longevity Credit to your Annuity beginning on the tenth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Longevity Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Longevity Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Longevity Credit been applied to the Account Value.

 HOW ARE LONGEVITY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE X SERIES?
 Any Longevity Credit that is allocated to your Account Value will be allocated to a Fixed Rate Option, the Benefit Fixed Rate Account and Sub-accounts in the same percentages as purchase payments are then being allocated to your Annuity.

 HOW DO I RECEIVE A PURCHASE CREDIT UNDER THE X SERIES?
 We apply a "Purchase Credit" to your Annuity's Account Value each time you make a Purchase Payment. The amount of the Purchase Credit is payable from our general account. The amount of the Purchase Credit depends on the age of the oldest Owner (or Annuitant if entity-owned) when the Purchase Payment is applied to the Annuity according to the table below:

OLDEST OWNER'S AGE ON THE DATE THAT THE PURCHASE          PURCHASE CREDIT ON PURCHASE
       PAYMENT IS APPLIED TO THE ANNUITY          PAYMENTS AS THEY ARE APPLIED TO THE ANNUITY
---------------------------------------------------------------------------------------------
                    0 - 80                                           6.00%*
                    81 - 85                                          3.00%
---------------------------------------------------------------------------------------------

 * For X series Annuities issued prior to a specified date, the credit applicable to ages 0 - 80 is 5%.

 HOW IS EACH PURCHASE CREDIT APPLIED TO ACCOUNT VALUE UNDER THE X SERIES
 ANNUITY?
 Each Purchase Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Purchase Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 EXAMPLES OF APPLYING THE PURCHASE CREDIT

 INITIAL PURCHASE PAYMENT
 Assume you are 65 years old and you make an initial Purchase Payment of $450,000. We would apply a 6.0% Purchase Credit to your Purchase Payment and allocate the amount of the Purchase Credit ($27,000 = $450,000 X .06) to your Account Value in the proportion that your Purchase Payment is allocated.

 The amount of any Purchase Credit applied to your X Series Account Value can be recovered by Pruco Life under certain circumstances:
..   any Purchase Credit applied to your Account Value on purchase payments made within the 12 months before the Owner's (or Annuitant's if entity-owned) date of death will be recovered (to the extent allowed by State law);
..   the amount available under the medically-related surrender portion of the
    Annuity will not include the amount of any Purchase Credit payable on purchase payments made within 12 months of the date the medically-related surrender is exercised; and
..   if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any Purchase Credit.

 The Account Value may be substantially reduced if Pruco Life recovers the Purchase Credit amount under these circumstances. The amount we take back will equal the Purchase Credit, without adjustment up or down for investment performance. Therefore, any gain on the Purchase Credit amount will not be taken back. But if there was a loss on the Purchase Credit, the amount we take back will still equal the amount of the Purchase Credit. We do not deduct a CDSC in any situation where we recover the Purchase Credit amount.

 GENERAL INFORMATION ABOUT THE PURCHASE CREDIT FEATURE
..   We do not consider a Purchase Credit to be "investment in the contract" for income tax purposes.
..   You may not withdraw the amount of any Purchase Credit under the Free
    Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of purchase payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer.

 Currently, any transfer involving the ProFunds VP Sub-accounts must be received by us no later than 3:00 p.m. Eastern time (or one hour prior to any announced closing of the applicable securities exchange) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically, including through Prudential Annuities' internet website (www.prudentialannuities.com).

 Currently, we charge $10.00 for each transfer after the twentieth (20th) in each Annuity Year. Transfers made as part of a Dollar Cost Averaging (including the 6 or 12 Month DCA Program) or Automatic Rebalancing program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Rate Option at the end of its Guarantee Period or pursuant to the 6 or 12 Month DCA Program are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to any ProFund Portfolio and/or the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the ProFund Portfolios and the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio.

 Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account or a Sub-account corresponding to a ProFund Portfolio), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automated withdrawals; (ii) do not count any transfer that solely involves the AST Money Market Portfolio or any ProFund Portfolios; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by an Financial Professional) and will not waive a transfer restriction for any contract owner.

 ALTHOUGH OUR TRANSFER RESTRICTIONS ARE DESIGNED TO PREVENT EXCESSIVE TRANSFERS, THEY ARE NOT CAPABLE OF PREVENTING EVERY POTENTIAL OCCURRENCE OF EXCESSIVE TRANSFER ACTIVITY.
 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners (including an Annuity Owner's TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee (redemption fee) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER MORE THAN ONE DOLLAR COST AVERAGING PROGRAM?
 Yes. As discussed below, we offer Dollar Cost Averaging Programs during the accumulation period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. We do not deduct a charge for participating in a Dollar Cost Averaging program. The Dollar Cost Averaging Program is in addition to any Dollar Cost Averaging program that would be made available in connection with the 6 or 12 Month DCA Program we may offer from time to time as described above.

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. We also offer the Custom Portfolios Program (FKA - Optional Allocation and Rebalancing Program), which is available if you elect one of the Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Highest Daily Lifetime 6 Plus, or Highest Daily GRO II benefits.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 If you are participating in an optional living benefit (such as Highest Daily Lifetime 6 Plus) that makes transfers under a pre-determined mathematical formula, and you have opted for automatic rebalancing, you should be aware that: (a) the AST bond portfolio used as part of the pre-determined mathematical formula will not be included as part of automatic rebalancing and
 (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing Program.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. IF YOUR FINANCIAL PROFESSIONAL HAS THIS AUTHORITY, WE DEEM THAT ALL TRANSACTIONS THAT ARE DIRECTED BY YOUR FINANCIAL PROFESSIONAL WITH RESPECT TO YOUR ANNUITY HAVE BEEN AUTHORIZED BY YOU. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 PLEASE NOTE: Contracts managed by your Financial Professional also are subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity under contracts managed by a Financial Professional may result in unfavorable consequences to all contract owners invested in the affected options we reserve the right to limit the investment options available to a particular Owner whose contract is managed by the advisor or impose other transfer restrictions we deem necessary. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudential.com). Limitations that we may impose on your Financial Professional under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus. PLEASE NOTE THAT IF YOU HAVE ENGAGED A THIRD-PARTY INVESTMENT ADVISOR TO PROVIDE ASSET ALLOCATION SERVICES WITH RESPECT TO YOUR ANNUITY, WE DO NOT ALLOW YOU TO ELECT AN OPTIONAL BENEFIT THAT REQUIRES INVESTMENT IN AN ASSET ALLOCATION PORTFOLIO AND/OR THAT INVOLVES MANDATORY ACCOUNT VALUE TRANSFERS (E.G. HIGHEST DAILY GRO).

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

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                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request (i.e. "pro-rata" meaning that the percentage of each investment option withdrawn is the same percentage that the investment option bears to the total Account Value). Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 DURING THE ACCUMULATION PERIOD
 For a nonqualified Annuity, a distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 DURING THE ANNUITIZATION PERIOD
 For a nonqualified Annuity, during the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of purchase payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of purchase payments unless all purchase payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase payments are withdrawn on a first-in, first-out basis. We withdraw your oldest purchase payments first so that the lowest CDSC will apply to the amount withdrawn.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC. Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (NOTE, HOWEVER, THAT WE DO NOT PERMIT COMMUTATION ONCE ANNUITY PAYMENTS HAVE COMMENCED). To request the forms necessary to make a withdrawal from your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudentialannuities.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all purchase payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

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



 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 There is no minimum Surrender Value we require to allow you to begin a program of Systematic Withdrawals. The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTIONS 72(T)/72(Q) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." For contracts issued as non-qualified annuities, the Internal Revenue Code provides for the same exemption from penalty under Section 72(q) of the Code. Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken provided the amount withdrawn is the amount we calculate as the RMD and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Pruco Life.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 Please see "Highest Daily Lifetime 6 Plus" under the subsection "Required Minimum Distributions" for further information relating to Required Minimum Distributions if you own that benefit.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the purchase payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the purchase payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value. To request the forms necessary to surrender your Annuity, call 1-888-PRU-2888 or visit our Internet Website at www.prudential.com.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?

 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. If you request a full surrender, the amount payable will be your Account Value minus: (a) the amount of any Purchase Credits applied within 12 months prior to your request to surrender your Annuity under this provision (or otherwise stipulated by applicable State law), and (b) the amount of any Purchase Credits added in conjunction with any purchase payments received after our receipt of your request for a medically-related surrender (e.g. purchase payments received at such time pursuant to a salary reduction program). With respect to partial surrenders, we similarly reserve the right to recapture Purchase Credits as described above (if allowed by State law).


 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . The Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional purchase payments can be made to the Annuity.

 A "Contingency Event" occurs if the Owner (or Annuitant if entity-owned):
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. Specific details and definitions in relation to this benefit may differ in certain jurisdictions. This benefit is not available in Massachusetts.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

 We currently make annuity options available that provide fixed annuity payments. Fixed options provide the same amount with each payment. We do not guarantee to make any annuity payment options available in the future other than those fixed annuitization options guaranteed in your Annuity. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information. You must annuitize your entire Account Value; partial annuitizations are not allowed.


 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. Your Annuity Date must be no later than the first day of the month next following the Annuitant's 95/th/ birthday (unless we agree to another date). Certain annuity options may not be available depending on the age of the Annuitant.

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, you may not annuitize within the first three Annuity Years.

 For Beneficiary Annuities, no annuity payments are available and all references to an Annuity Date are not applicable.

 OPTION 1

 ANNUITY PAYMENTS FOR A FIXED PERIOD: Under this option, we will make equal payments for the period chosen, up to 25 years (but not to exceed life expectancy). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the annuitant dies during the income phase, payments will continue to the beneficiary for the remainder of the fixed period or, if the beneficiary so chooses, we will make a single lump-sum payment. The amount of the lump-sum payment is determined by calculating the present value of the unpaid future payments. This is done by using the interest rate used to compute the actual payments.


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



 OPTION 2

 LIFE INCOME ANNUITY OPTION: Under this option, we will make annuity payments monthly, quarterly, semiannually, or annually as long as the annuitant is alive. If the annuitant dies before we have made 10 years worth of payments, we will pay the beneficiary in one lump sum the present value of the annuity payments scheduled to have been made over the remaining portion of that 10 year period, unless we were specifically instructed that such remaining annuity payments continue to be paid to the beneficiary. The present value of the remaining annuity payments is calculated by using the interest rate used to compute the amount of the original 120 payments. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you, unless prohibited by applicable law. If the life income annuity option is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.


 OTHER ANNUITY OPTIONS
 We currently offer a variety of other annuity options not described above. At the time annuity payments are chosen, we may make available to you any of the fixed annuity options that are offered at your Annuity Date.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply. You have a right to choose your annuity start date provided that it is no later than the latest Annuity Date indicated above. If you have not provided us with your Annuity Date or annuity payment option in writing, then your Annuity Date will be the latest Annuity Date indicated above.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

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


                            LIVING BENEFIT PROGRAMS

 DO YOU OFFER BENEFITS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?

 Pruco Life offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. No optional benefit may be elected if your Annuity is held as a Beneficiary Annuity. Notwithstanding the additional protection provided under the optional Living Benefits, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of the living benefits. Depending on which optional benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:

..   protecting a principal amount from decreases in value due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a guaranteed benefit base principal amount over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" are as follows:
 Highest Daily Guaranteed Return Option II (HD GRO II)

 Highest Daily Guaranteed Return Option (Highest Daily GRO)/1/

 Guaranteed Minimum Income Benefit (GMIB)/1/
 Lifetime Five Income Benefit and Spousal Lifetime Five Income Benefit/1/ Highest Daily Lifetime Five Income Benefit/1/
 Highest Daily Lifetime Seven Income Benefit/1/
 Spousal Highest Daily Lifetime Seven Income Benefit/1/
 Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/ Highest Daily Lifetime Seven with Lifetime Income Accelerator Income Benefit/1/ Spousal Highest Daily Lifetime Seven with Beneficiary Income Option Income Benefit/1/
 Highest Daily Lifetime 7 Plus Income Benefit/1/
 Spousal Highest Daily Lifetime 7 Plus Income Benefit/1/
 Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/
 Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator Benefit/1/ Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit/1/ Highest Daily Lifetime 6 Plus Income Benefit
 Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator
 Spousal Highest Daily Lifetime 6 Plus Income Benefit

 (1)No longer available for new elections.


 Each living benefit requires your participation in a predetermined mathematical formula that may transfer your account value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST. The Highest Daily Lifetime Income Benefits use certain predetermined mathematical formulas. GRO Plus II and HD GRO II each uses a separate and different predetermined mathematical formula. Under the predetermined mathematical formula used with the Highest Daily Lifetime Income benefits, your Account Value may be transferred between certain "permitted Sub-accounts" and the AST Investment Grade Bond Sub-account (or the general account, for one of the benefits). Under each predetermined mathematical formula used with GRO Plus II and HD GRO II, your Account Value may be transferred between certain "permitted Sub-accounts" and a Sub-account within a group of bond portfolio Sub-accounts differing with respect to their target maturity date. The formulas differ because of the nature of the underlying guarantees, and thus could result in different transfers of account value over time. These restrictions and the use of the formula may reduce the risk that we will be required to make payments to you under the living benefits. We are not providing you with investment advice through the use of any of the formulas.


 Here is a general description of each kind of living benefit that exists under this Annuity:

..   GUARANTEED MINIMUM ACCUMULATION BENEFITS. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest Daily GRO II benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration. Please note that these guaranteed minimum accumulation benefits require your participation in certain predetermined mathematical formulas that may transfer your Account Value between certain permitted Sub-accounts and a bond portfolio Sub-account. The portfolio restrictions and the use of each formula may reduce the likelihood that we will be required to make payments to you under the living benefits.


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


..   GUARANTEED MINIMUM INCOME BENEFIT OR ("GMIB"). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments. Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments. GMIB is no longer available for new elections.

..   LIFETIME GUARANTEED MINIMUM WITHDRAWAL BENEFITS. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime 6 Plus benefit, for example, the guaranteed amount generally is equal to your Account Value, appreciated at six percent annually. Please note that there is a maximum Annuity Date under your Annuity, by which date annuity payments must commence. Certain of these benefits are no longer available for new elections. UNDER ANY OF THE GUARANTEED LIFETIME WITHDRAWAL BENEFITS (E.G., HIGHEST DAILY LIFETIME 6 PLUS), WITHDRAWALS IN EXCESS OF THE ANNUAL INCOME AMOUNT, CALLED "EXCESS INCOME," WILL RESULT IN A PERMANENT REDUCTION IN FUTURE GUARANTEED WITHDRAWAL AMOUNTS. FINALLY, PLEASE NOTE THAT CERTAIN OF THESE BENEFITS REQUIRE YOUR PARTICIPATION IN A PREDETERMINED MATHEMATICAL FORMULA THAT MAY TRANSFER YOUR ACCOUNT VALUE BETWEEN CERTAIN PERMITTED SUB-ACCOUNTS AND A BOND PORTFOLIO SUB-ACCOUNT (OR THE GENERAL ACCOUNT, FOR ONE OF THE BENEFITS). THESE PORTFOLIO RESTRICTIONS AND THE USE OF THE FORMULA LESSEN THE LIKELIHOOD THAT YOUR ACCOUNT VALUE WILL BE REDUCED TO ZERO WHILE YOU ARE STILL ALIVE, AND MAY REDUCE THE RISK THAT WE WILL BE REQUIRED TO MAKE PAYMENTS TO YOU UNDER THE LIVING BENEFITS. THE PORTFOLIO RESTRICTIONS AND THE USE OF THE FORMULA MAY ALSO LIMIT YOUR UPSIDE POTENTIAL FOR GROWTH.


 In general, with respect to our lifetime guaranteed withdrawal benefits (e.g., Highest Daily Lifetime 6 Plus), please be aware that although a given withdrawal may qualify as a free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under the benefit and thus be deemed "Excess Income" - thereby reducing your Annual Income Amount for future years.

 PLEASE REFER TO THE BENEFIT DESCRIPTION THAT FOLLOWS FOR A COMPLETE DESCRIPTION OF THE TERMS, CONDITIONS AND LIMITATIONS OF EACH OPTIONAL BENEFIT. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments and comparing annuity benefits with benefits of other products).

 TERMINATION OF EXISTING BENEFITS AND ELECTION OF NEW BENEFITS
 If you currently own an Annuity with an optional living benefit that is terminable, you may terminate the benefit rider and elect one of the currently available benefits, subject to availability of the benefit at that time and our then current rules. There is currently no waiting period (you may elect a new benefit beginning on the next Valuation Day) to elect any living benefit once a living benefit is terminated provided that the benefit being elected is available for election post-issue. We reserve the right to waive, change and/or further limit availability and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. The benefit you re-elect or elect may be more expensive than the benefit you are terminating. NOTE THAT ONCE YOU TERMINATE AN EXISTING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you.

 Certain living benefits involve your participation in a pre-determined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen and certain bond portfolio Sub-accounts of AST and/or our general account. The formulas may differ among the living benefits that employ a formula. Such different formulas may result in different transfers of Account Value over time.


 Certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil union or same-sex marriage partner. Civil union couples and same-sex marriage partners should consider that limitation before selecting a spousal benefit under the annuity.


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



 HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO)

 We no longer permit new elections of Highest Daily GRO.


 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. Highest Daily GRO will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional purchase payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii). We then use the resulting proportion to reduce each of the guaranteed amount, the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself. See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

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 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO benefit are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.


 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 HD GRO uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. This required formula helps us manage our financial exposure under HD GRO, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix E of this prospectus. A summary description of each AST bond portfolio Sub-account appears within the prospectus section entitled "Investment Options." You will be furnished with a prospectus describing the AST bond portfolios. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made, the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. In the formula, we use the term "Transfer Account" to refer to the AST bond portfolio Sub-account to which a transfer would be made. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula applicable to you under the benefit, we determine which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value will transfer between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated by the pre-determined mathematical formula. On each Valuation Day,


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



 including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the current AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Where you have not elected the 90% cap feature, at any given time, some, none, or all of your Account Value may be allocated to an AST bond portfolio Sub-account. For such elections, if your entire Account Value is transferred to an AST bond portfolio Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST bond portfolio Sub-account and the entire Account Value would remain in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional Purchase Payments may or may not cause the formula to transfer money into or out of the AST bond portfolio Sub-account. Once the Purchase Payments are allocated to your Annuity, they also will be subject to the formula, which may result in immediate transfers to or from the AST bond portfolio Sub-accounts, if dictated by the formula. If you have elected the 90% cap feature discussed below, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon a number of factors unique to your
 Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected. The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.


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





 ELECTION/CANCELLATION OF THE BENEFIT
 We no longer permit new elections of Highest Daily GRO, except in certain states/jurisdictions. If you currently participate in Highest Daily GRO, your guarantees are unaffected by the fact that we no longer offer Highest Daily GRO.

 If you wish, you may cancel the Highest Daily GRO benefit. You may then elect any other currently available living benefit, which is available to be added post issue on any Valuation Day after you have cancelled the Highest Daily GRO benefit, provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Upon cancellation of the Highest Daily GRO benefit, any Account Value allocated to the AST Bond Portfolio Sub-accounts used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. Upon your election of another living benefit, Account Value may be transferred between the AST Bond Portfolio Sub-accounts or, depending on the benefits selected, the AST Investment Grade Bond Portfolio, and the Permitted Sub-accounts according to a pre-determined mathematical formula used with that benefit. It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST Bond Portfolio Sub-accounts or depending on the benefits selected, the AST Investment Grade Bond Portfolio, under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL. ONCE THE HIGHEST DAILY GRO BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY GRO BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST- ISSUE BASIS.

 Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO benefit will no longer be deducted from your Account Value upon termination of the benefit.

 SPECIAL CONSIDERATIONS UNDER HIGHEST DAILY GRO
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the benefit, 100% of your Account Value must have been allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the benefit will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit.

 CHARGES UNDER THE BENEFIT

 We deduct an annual charge equal to 0.60% (0.35%, for elections prior to May 1, 2009) of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO benefit. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and (b) administration of the benefit. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit. The charges will not exceed the maximum charges shown in the section of this prospectus entitled "Summary of Contract Fees and Charges." You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.

 OPTIONAL 90% CAP FEATURE FOR HIGHEST DAILY GRO
 If you currently own an Annuity and have elected the Highest Daily GRO benefit, you can elect this optional feature, at no additional cost, which utilizes a new mathematical formula. The predetermined mathematical formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. This election may only be made once and may not be revoked once elected. The new formula is set forth in Appendix E of this prospectus, and is described below. Only the election of the 90% cap feature will prevent all of your Account Value from being allocated to an AST bond portfolio Sub-account. If all of your Account Value is currently allocated to an AST bond portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect this 90% cap feature. If you make additional Purchase Payments, they may result in a transfer of Account Value.


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




 As with the formula that does not include the 90% cap feature, the formula with the 90% cap feature determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as the "Projected Future Guarantee" (as described above).


 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.


 Under the new formula, the formula will not execute a transfer to the Transfer AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account ("90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the Transfer AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Transfer AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a formula-initiated transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature). At no time will the formula make a transfer to the Transfer AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the Transfer AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the Transfer AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Transfer AST bond portfolio Sub-account.

 If you make additional purchase payments to your Annuity while the transfer restriction of the 90% cap feature is in effect, the formula will not transfer any of such additional purchase payments to the Transfer AST bond portfolio Sub-account at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Transfer AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the Transfer AST bond portfolio Sub-account (at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account).


 For example,

..   March 19, 2010 - a transfer is made that results in the 90% cap feature being met and now $90,000 is allocated to the Transfer AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

..   March 20, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the Transfer AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2010.
..   As of March 20, 2010 (and at least until first a transfer is made out of the Transfer AST bond portfolio Sub-account under the formula) the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Transfer AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Transfer AST bond portfolio Sub-account).

..   Once there is a transfer out of the Transfer AST bond portfolio Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).

 If at the time you elect the 90% cap feature, more than 90% of your Account Value is allocated to an AST bond portfolio Sub-account used with the benefit, a transfer will be made from the AST bond portfolio Sub-account such that Account Value will be allocated 90% to the AST bond portfolio Sub-account and 10% will be allocated to your elected Sub-accounts. Amounts to be transferred from the AST bond portfolio Sub-account to your elected Sub-accounts will be transferred according to the following "hierarchy" (i.e., if a given item is inapplicable, we use the next instruction that is applicable): (a) the percentages dictated by any existing asset allocation program; or (b) the percentages dictated by any auto-rebalancing program; or (c) pro-rata according to amounts currently held in your elected Sub-accounts; or
 (d) according to the currently-effective allocation instructions used for the allocation of subsequent Purchase Payments. It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amount of such additional transfer(s) will vary. If, on the date this feature is elected, 100% of your Account Value is allocated to the Transfer AST bond portfolio Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts.


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 It is possible that an additional transfer to the Permitted Sub-accounts could occur the following Valuation Day(s), and in some instances (based upon the formula) the additional transfer(s) could be large. Thereafter, your Account Value can be transferred between the Transfer AST bond portfolio Sub-account and your Permitted Sub-accounts as frequently as daily, based on what the formula prescribes.


 Once the transfer restriction of the 90% cap feature is triggered, future transfers into the Transfer AST bond portfolio Sub-account will not be made (regardless of the performance of the Transfer AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Transfer AST bond portfolio Sub-account. Once this transfer occurs out of the Transfer AST bond portfolio Sub-account, future amounts may be transferred to or from the Transfer AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap feature).


 IMPORTANT CONSIDERATIONS WHEN ELECTING THIS FEATURE:
..   At any given time, some, most or none of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

..   Please be aware that because of the way the 90% cap feature mathematical formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Transfer AST bond portfolio Sub-account.

..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending on the performance of the Permitted Sub-accounts you select.


 Your election of the 90% cap feature will not result in your losing the guarantees you had accumulated under your existing Highest Daily GRO benefit.


 HIGHEST DAILY GUARANTEED RETURN OPTION II (HD GRO II)

 You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter if available. We reserve the right, in our sole discretion, to cease offering this benefit for new elections at any time. In addition, you may cancel HD GRO II and then re-elect the benefit beginning on the next Valuation Day if available, provided that your Account Value is allocated as required by the benefit and that you otherwise meet our eligibility rules. If you cancel the benefit, you lose all guarantees that you had accumulated under the benefit. The initial guarantee under the newly-elected benefit will be based on your current Account Value at the time the new benefit becomes effective on your Annuity. HD GRO II is not available if you participate in any other living benefit. However, HD GRO II may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit. As detailed below under "Key Feature - Allocation of Account Value", your participation in this benefit among other things entails your participation in a program that, as dictated by a predetermined mathematical formula, may transfer your Account Value between your elected Sub-accounts and an AST bond portfolio Sub-account.


 HD GRO II creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee. HD GRO II will not create a guarantee if the maturity date of that guarantee would extend beyond the date by which annuity payments must commence under the terms of your Annuity. This is true even with respect to a new Owner who has acquired the Annuity from the original Owner.

 The guarantees provided by the benefit exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the benefit may provide some protection from significant Sub-account losses. For this same reason, the benefit may limit your ability to benefit from Sub-account increases while it is in effect.

 The initial guarantee is created on the day that the HD GRO II benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the HD GRO II benefit was added or re-added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which HD GRO II was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2010, we would create a guarantee on January 1, 2014 based on the highest Account Value achieved between January 1, 2010 and January 1, 2014, and that guarantee would mature on January 1, 2024. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the AST bond portfolio

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 Sub-account used with this benefit and described below) in accordance with your most recent allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts on a pro rata basis, unless your Account Value is being allocated according to an asset allocation program, in such case your Account Value will be transferred according to the program.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (including any associated purchase Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2010, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2020, and a second guaranteed amount that was set at $120,000 maturing
 January 1, 2021, then a $30,000 Purchase Payment made on March 30, 2011 would increase the guaranteed amounts to $130,000 and $150,000, respectively.

 If you make a withdrawal (including any CDSC), we effect a proportional reduction to each existing guarantee amount. We calculate a proportional reduction by reducing each existing guarantee amount by the percentage represented by the ratio of the withdrawal amount (including any CDSC) to your Account Value immediately prior to the withdrawal.

 If you make a withdrawal, we will deduct the withdrawal amount pro rata from each of your Sub-accounts (including the AST bond portfolio Sub-account used with this benefit).

 Any partial withdrawal for payment of any third party investment advisory service will be treated as a withdrawal, and will reduce each guarantee amount proportionally, in the manner indicated above.

 EXAMPLE
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of a withdrawal on each guarantee amount under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2010
..   The benefit is elected on December 1, 2010
..   The Account Value on December 1, 2010 is $200,000, which results in an initial guarantee of $200,000
..   An additional guarantee amount of $300,000 is locked in on December 1, 2011
..   The Account Value immediately prior to the withdrawal is equal to $300,000
..   For purposes of simplifying these assumptions, we assume hypothetically that no CDSC is applicable (in general, a CDSC could be inapplicable based on the Free Withdrawal provision, if the withdrawal was within the CDSC period)

 If a withdrawal of $50,000 is taken on December 15, 2011, all guarantee amounts will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION (FIGURES ARE ROUNDED):

     Withdrawal Amount                                           $ 50,000
     Divided by Account Value before withdrawal                  $300,000
     Equals ratio                                                   16.67%
     All guarantees will be reduced by the above ratio (16.67%)
     Initial guarantee amount                                    $166,667
     Additional guarantee amount                                 $250,000


 KEY FEATURE - ALLOCATION OF ACCOUNT VALUE
 We limit the Sub-accounts to which you may allocate Account Value if you elect HD GRO II. For purposes of this benefit, we refer to those permitted investment options (other than the AST bond portfolio used with this benefit) as the "Permitted Sub-accounts".

 HD GRO II uses a predetermined mathematical formula to help manage your guarantees through all market cycles. The formula applicable to you may not be altered once you elect the benefit. However, subject to regulatory approval, we do reserve the right to amend the formula for existing Annuities that elect the benefit post-issue. This required formula helps us manage our financial exposure under HD GRO II, by moving assets out of certain Sub-accounts if dictated by the formula (see below). In essence, we seek to preserve Account Value, by transferring it to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to the Sub-accounts corresponding to these bond portfolios collectively as the "AST bond portfolio Sub-accounts". The formula also contemplates the transfer of Account Value from an AST bond portfolio Sub-account to the other Sub-accounts. The formula is set forth in Appendix I of this prospectus. A summary description of each AST bond portfolio


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 Sub-account appears within the prospectus section entitled "Investment
 Options". You will be furnished with a prospectus describing the AST bond portfolios. In addition, you can find a copy of the AST bond portfolio prospectus by going to www.prudentialannuities.com.

 For purposes of operating the HD GRO II formula, we have included within each Annuity several AST bond portfolio Sub-accounts. Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2020, an AST bond portfolio whose underlying investments generally mature in 2021, and so forth. As discussed below, the formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. We will introduce new AST bond portfolio Sub-accounts in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected HD GRO II, you may have Account Value allocated to an AST bond portfolio Sub-account only by operation of the formula, and thus you may not allocate Purchase Payments to or make transfers to or from an AST bond portfolio Sub-account.

 Although we employ several AST bond portfolio Sub-accounts for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. The formula determines the appropriate AST bond portfolio Sub-account to which Account Value is transferred. On any day a transfer into or out of the AST bond portfolio Sub-account is made the formula may dictate that a transfer out of one AST bond portfolio Sub-account be made into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability", as described below. As indicated, the AST bond portfolio Sub-accounts are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, the applicable formula under the benefit determines which AST bond portfolio Sub-account your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the formula works as follows. Under the formula, Account Value transfers between the "Permitted Sub-accounts" and an AST bond portfolio Sub-account when dictated. On each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to an amount based on the guarantees provided under the benefit. The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value. Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account. In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the "Projected Future Guarantee." The "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for withdrawals, additional Purchase Payments, and any associated Credits as described in the section of the prospectus concerning HD GRO II) within the current benefit year that would result in a new guarantee. For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the benefit. As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account. We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity. The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon the factors set forth in the seven bullet points below, some of which relate to the guarantee amount(s), including the Projected Future Guarantee.

 For each outstanding guarantee and the Projected Future Guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the Maturity Date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the AST bond portfolio Sub-account and to your Account Value held within the Permitted Sub-accounts. If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount held within the Permitted Sub-accounts, exceeds an upper target value (currently, 85%), then the formula will make a transfer into the AST bond portfolio Sub-account, in the amount dictated by the formula (subject to the 90% cap feature discussed below). If the current liability, reduced by the amount held within the AST bond portfolio Sub-account, and divided by the amount within the Permitted Sub-accounts, is less than a lower target value (currently, 79%), then the formula will transfer Account Value from the AST bond portfolio Sub-account into the Permitted Sub-accounts, in the amount dictated by the formula.

 The formula will not execute a transfer to the AST bond portfolio Sub-account that results in more than 90% of your Account Value being allocated to the AST bond portfolio Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST bond portfolio Sub-account that would result in more than 90% of the Account Value being allocated to the AST bond portfolio Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST bond portfolio Sub-account will be transferred. Additionally, future transfers into the AST bond portfolio Sub-account will not be made (regardless of the performance of the AST bond portfolio Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST bond portfolio Sub-account. Once this transfer occurs out of the AST bond portfolio


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 Sub-account, future amounts may be transferred to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST bond portfolio Sub-account that results in greater than 90% of your Account Value being allocated to the AST bond portfolio Sub-account. However, it is possible that, due to the investment performance of your allocations in the AST bond portfolio Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the AST bond portfolio Sub-account. If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the AST bond portfolio Sub-account at least until there is first a transfer out of the AST bond portfolio Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the AST bond portfolio Sub-account, and the formula will still not transfer any of your Account Value to the AST bond portfolio Sub-account (at least until there is first a transfer out of the AST bond portfolio Sub-account).

 For example,
..   March 17, 2011 - a transfer is made to the AST bond portfolio Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST bond portfolio Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 18, 2011 - you make an additional Purchase Payment of $10,000. No transfers have been made from the AST bond portfolio Sub-account to the Permitted Sub-accounts since the cap went into effect on March 17, 2011.
..   On March 18, 2011 (and at least until first a transfer is made out of the
    AST bond portfolio Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST bond portfolio Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST bond portfolio Sub-account).
..   Once there is a transfer out of the AST bond portfolio Sub-account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST bond portfolio Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST bond portfolio Sub-account as dictated by the formula.

 As discussed above, each Valuation Day, the formula analyzes the difference between your Account Value and your guarantees as well as how long you have owned the benefit, and determines if any portion of your Account Value needs to be transferred into or out of the AST bond portfolio Sub-accounts. Therefore, at any given time, some, none, or most of your Account Value may be allocated to the AST bond portfolio Sub-accounts.

 The amount that is transferred to and from the AST bond portfolio Sub-accounts pursuant to the formula depends upon a number of factors unique to your
 Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your guarantee amount(s);
..   The amount of time until the maturity of your guarantee(s);
..   The amount invested in, and the performance of, the Permitted Sub-accounts;
..   The amount invested in, and the performance of, the AST bond portfolio
    Sub-accounts;
..   The discount rate used to determine the present value of your guarantee(s);
..   Additional Purchase Payments, if any, that you make to the Annuity; and
..   Withdrawals, if any, taken from the Annuity.

 Any amounts invested in the AST bond portfolio Sub-accounts will affect your ability to participate in a subsequent market recovery within the Permitted Sub-accounts. Conversely, the Account Value may be higher at the beginning of the market recovery, e.g. more of the Account Value may have been protected from decline and volatility than it otherwise would have been had the benefit not been elected.

 The AST bond portfolio Sub-accounts are available only with certain optional living benefits, and you may not allocate Purchase Payments to or transfer Account Value to or from the AST bond portfolio Sub-accounts.

 Transfers under the formula do not impact any guarantees under the benefit that have already been locked-in.


 ELECTION/CANCELLATION OF THE BENEFIT
 HD GRO II can be elected on the Issue Date of your Annuity, or on any Valuation Day thereafter, provided that your Account Value is allocated in a manner permitted with the benefit and you otherwise meet our eligibility requirements. You may elect HD GRO II only if the oldest of the Owner and Annuitant is 84 or younger on the date of election. If you currently participate in a living benefit that may be cancelled, you may terminate that benefit at any time and elect HD GRO II. However you will lose all guarantees that you had accumulated under the previous benefit. The initial guarantee under HD GRO II will be based on your current Account Value at the time the new benefit becomes effective on your Annuity.

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 HD GRO II will terminate automatically upon: (a) the death of the Owner or the
 Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the benefit, HD GRO II will no longer provide any guarantees. The charge for the HD GRO II benefit will no longer be deducted from your Account Value upon termination of the benefit.

 If you wish, you may cancel the HD GRO II benefit. You may then elect any other currently available living benefit beginning on the next Valuation Day after you have cancelled the HD GRO II benefit, provided that your Account Value is allocated in the manner permitted with the benefit and you otherwise meet our eligibility requirements. Upon cancellation of the HD GRO II benefit, any Account Value allocated to the AST bond portfolio Sub-accounts used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata (i.e., in direct proportion to your current allocations). Upon your re-election of HD GRO II, Account Value may be transferred between the AST bond portfolio Sub-accounts and the other Sub-accounts according to the predetermined mathematical formula (see "Key Feature - Allocation of Account Value" section for more details). It is possible that over time the formula could transfer some, most, or none of the Account Value to the AST bond portfolio Sub-accounts under the newly-elected benefit. YOU ALSO SHOULD BE AWARE THAT UPON CANCELLATION OF THE HD GRO II BENEFIT, YOU WILL LOSE ALL GUARANTEES THAT YOU HAD ACCUMULATED UNDER THE BENEFIT. THUS, THE GUARANTEES UNDER YOUR NEWLY-ELECTED BENEFIT WILL BE BASED ON YOUR CURRENT ACCOUNT VALUE AT THE TIME THE NEW BENEFIT BECOMES EFFECTIVE. THE BENEFIT YOU ELECT OR RE-ELECT MAY BE MORE EXPENSIVE THAN THE BENEFIT YOU CANCEL.

 SPECIAL CONSIDERATIONS UNDER HD GRO II
 This benefit is subject to certain rules and restrictions, including, but not limited to the following:
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. The Permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the benefit.
..   Transfers to and from your elected Sub-accounts and an AST bond portfolio
    Sub-account will not count toward the maximum number of free transfers allowable under the Annuity.
..   Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
..   As the time remaining until the applicable maturity date gradually decreases, the benefit may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
..   We currently limit the Sub-accounts to which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you elect this benefit, and in connection with that election you are required to reallocate to different investment options permitted under this benefit, then on the Valuation Day on which we receive your request in Good Order, we will (i) sell units of the non-permitted investment options and
    (ii) invest the proceeds of those sales in the permitted investment options that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. The protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.

 CHARGES UNDER THE BENEFIT

 We deduct an annualized charge equal to 0.60% of the average daily net assets of the Sub-accounts (including any AST bond portfolio Sub-account) for participation in the HD GRO II benefit. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the benefit. You will begin paying this charge as of the effective date of the benefit. We will not refund the charges you have paid even if we never have to make any payments under the benefit.


 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)
 The Guaranteed Minimum Income Benefit is no longer available for new elections.

 The Guaranteed Minimum Income Benefit is an optional benefit that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of Sub-account performance on your Account Value. The benefit may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elected the GMIB benefit.

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 KEY FEATURE - PROTECTED INCOME VALUE
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB benefit and is equal to your Account Value on such date. Currently, since the GMIB benefit may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB benefit, or the effective date of any step-up value, plus any additional purchase payments (and any Credit that is applied to such purchase payments in the case of X Series) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
..   Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional purchase payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB benefit or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional purchase payments (and any Credit that is applied to such purchase payments in the case of X Series). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
..   Subject to the Maximum Protected Income Value, if you make an additional
    Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of X Series) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
..   As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 STEPPING-UP THE PROTECTED INCOME VALUE - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB benefit is in effect, and only while the Annuitant is less than age 76.
..   A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB benefit until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
..   The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to
    200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent purchase payments (and any Credit that is applied to such purchase payments in the case of X Series), minus the impact of any withdrawals after the date of the step-up.
..   When determining the guaranteed annuity purchase rates for annuity payments under the GMIB benefit, we will apply such rates based on the number of years since the most recent step-up.
..   If you elect to step-up the Protected Income Value under the benefit, and on the date you elect to step-up, the charges under the GMIB benefit have changed for new purchasers, your benefit may be subject to the new charge going forward.
..   A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any

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 withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB benefit are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of X Series); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 EXAMPLE 3. RESET OF THE DOLLAR-FOR-DOLLAR LIMIT
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   the Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 KEY FEATURE - GMIB ANNUITY PAYMENTS
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 Your Annuity or state law may require you to begin receiving annuity payments at an earlier date.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB benefit. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB benefit. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

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 ON THE DATE THAT YOU ELECT TO BEGIN RECEIVING GMIB ANNUITY PAYMENTS, WE
 GUARANTEE THAT YOUR PAYMENTS WILL BE CALCULATED BASED ON YOUR ACCOUNT VALUE AND OUR THEN CURRENT ANNUITY PURCHASE RATES IF THE PAYMENT AMOUNT CALCULATED ON THIS BASIS WOULD BE HIGHER THAN IT WOULD BE BASED ON THE PROTECTED INCOME VALUE AND THE SPECIAL GMIB ANNUITY PURCHASE RATES.

 GMIB ANNUITY PAYMENT OPTION 1 - PAYMENTS FOR LIFE WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB ANNUITY PAYMENT OPTION 2 - PAYMENTS FOR JOINT LIVES WITH A CERTAIN PERIOD Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 OTHER IMPORTANT CONSIDERATIONS
 YOU SHOULD NOTE THAT GMIB IS DESIGNED TO PROVIDE A TYPE OF INSURANCE THAT SERVES AS A SAFETY NET ONLY IN THE EVENT YOUR ACCOUNT VALUE DECLINES SIGNIFICANTLY DUE TO NEGATIVE INVESTMENT PERFORMANCE. IF YOUR ACCOUNT VALUE IS NOT SIGNIFICANTLY AFFECTED BY NEGATIVE INVESTMENT PERFORMANCE, IT IS UNLIKELY THAT THE PURCHASE OF THE GMIB WILL RESULT IN YOUR RECEIVING LARGER ANNUITY PAYMENTS THAN IF YOU HAD NOT PURCHASED GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB benefit does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent purchase payments if we determine, at our sole discretion, that based on the timing of your purchase payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit purchase payments, we will look at purchase payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB benefit, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB benefit based on his or her age at the time of the change, then the GMIB benefit will terminate.
..   Annuity payments made under the GMIB benefit are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB benefit or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 ELECTION OF THE BENEFIT
 The GMIB benefit is no longer available for election. If you currently participate in GMIB, your existing guarantees are unaffected by the fact that we no longer offer GMIB.

 TERMINATION OF THE BENEFIT
 The GMIB benefit cannot be terminated by the Owner once elected. The GMIB benefit automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB benefit may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB benefit based on his or her age at the time of the change.

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 Upon termination of the GMIB benefit we will deduct the charge from your
 Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 CHARGES UNDER THE BENEFIT
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. If you surrender your Annuity, begin receiving annuity payments under the GMIB benefit or any other annuity payment option we make available during an Annuity Year, or the GMIB benefit terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)
 The Lifetime Five Income Benefit is no longer being offered. Lifetime Five could have been elected only where the Annuitant and the Owner were the same person or, if the Annuity Owner is an entity, where there was only one Annuitant. The Annuitant must have been at least 45 years old when the benefit is elected. The Lifetime Five Income Benefit was not available if you elected any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.


 The benefit guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional purchase payments, as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to X Series, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).
..   If you elected the Lifetime Five benefit at the time you purchased your
    Annuity, the Account Value was your initial Purchase Payment.
..   If you make additional purchase payments after your first withdrawal, the
    Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional purchase payments being made into the Annuity).

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 STEP-UP OF THE PROTECTED WITHDRAWAL VALUE
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

..   you are eligible to step-up the Protected Withdrawal Value on or after the
    1/st/ anniversary of the first withdrawal under the Lifetime Five benefit
..   the Protected Withdrawal Value can be stepped up again on or after the
    1/st/ anniversary of the preceding step-up

 If you elect to step-up the Protected Withdrawal Value under the benefit, and on the date you elect to step-up, the charges under the Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Auto Step-Up feature:
..   the first Auto Step-Up opportunity will occur on the 1/st/ Annuity
    Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five benefit or (2) the most recent step-up
..   your Protected Withdrawal Value will only be stepped-up if 5% of the
    Account Value is greater than the Annual Income Amount by any amount
..   if at the time of the first Auto Step-Up opportunity, 5% of the Account
    Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
..   once a step-up occurs, the next Auto Step-Up opportunity will occur on the
    1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE LIFE INCOME BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (and any associated Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 KEY FEATURE - ANNUAL WITHDRAWAL AMOUNT UNDER THE WITHDRAWAL BENEFIT
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five benefit, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional purchase payments. The amount of the increase is equal to 7% of any

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 additional purchase payments (and any associated Credit with respect to X
 Series). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not
 required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Annual Withdrawal
    Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.
..   If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 EXAMPLES OF WITHDRAWALS
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550.
    Annual Withdrawal Amount for future Annuity Years remains at $18,550.
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
    Annual Income Amount for future Annuity Years remains at $13,250.
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93

    Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

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 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the
    Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

    Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061
   .   Remaining Annual Income Amount for current Annuity Year = $0

    Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.
   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623.

    Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE BENEFIT
..   If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five benefit will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further purchase payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further purchase payments will be accepted under your Annuity.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
       (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.
..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

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..   If no withdrawal was ever taken, we will determine a Protected Withdrawal
    Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Lifetime Five benefit are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
..   Withdrawals made while the Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five benefit does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five benefit. The
    Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF THE BENEFIT
 We no longer permit elections of Lifetime Five. If you wish, you may cancel the Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Lifetime Five benefit provided the request is received in good order (subject to state availability and in accordance with any applicable age requirements). Once the Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Lifetime Five benefit provided that the benefit you are looking to elect is available on a post- issue basis. IF YOU CANCEL LIFETIME FIVE, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT AND WILL BASE ANY GUARANTEES UNDER THE NEW BENEFIT ON YOUR CURRENT ACCOUNT VALUE. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. The benefit terminates upon your surrender of your Annuity, upon the death of the Annuitant, upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your benefit at any time, we may not terminate the benefit other than in the circumstances listed above.

 The charge for the Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

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 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of this prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)
 The Spousal Lifetime Five benefit is no longer being offered. Spousal Lifetime Five must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 55 years old when the benefit was elected. The Spousal Lifetime Five benefit was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.


 The benefit guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under the Spousal Lifetime Income Benefit when and if your Account Value is reduced to zero (unless the benefit has terminated).


 KEY FEATURE - INITIAL PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional purchase payments as applicable, each growing at 5% per year from the date of your election of the benefit, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent purchase payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent purchase payments. With respect to X Series, Credits are added to purchase payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL LIFETIME FIVE INCOME
 BENEFIT
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five benefit does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 STEP-UP OF ANNUAL INCOME AMOUNT
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five benefit. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the benefit, and on the date you elect to step-up, the charges under the Spousal Lifetime Five benefit have changed for new purchasers, your benefit may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional purchase payments. The amount of the increase is equal to 5% of any additional purchase payments (plus any Credit with respect to X Series). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

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 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five benefit or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 EXAMPLES OF WITHDRAWALS AND STEP-UP
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five benefit are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 EXAMPLE 1. DOLLAR-FOR-DOLLAR REDUCTION
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250

 EXAMPLE 2. DOLLAR-FOR-DOLLAR AND PROPORTIONAL REDUCTIONS
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0
..   Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250
    $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 EXAMPLE 3. STEP-UP OF THE ANNUAL INCOME AMOUNT
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE BENEFIT
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further purchase payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

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 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five benefit does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five benefit. The Spousal Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the benefit. If, subsequent to your election of the benefit, we change our requirements of how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five benefit even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five benefit upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit elections of Spousal Lifetime Five - whether for those who currently participate in Spousal Lifetime Five or for those who are buying an Annuity for the first time. If you wish, you may cancel the Spousal Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after have you cancelled the Spousal Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Once the Spousal Lifetime Five benefit is canceled you are not required to re-elect another optional living benefit and any subsequent benefit election may be made on or after the first Valuation Day following the cancellation of the Spousal Lifetime Five benefit provided that the benefit you are looking to elect is available on a post-issue basis. If you cancel the benefit, you lose all guarantees under the benefit, and your guarantee under any new benefit you elect will be based on your Account Value at that time. In addition, any such new benefit you elect may be more expensive.

 Spousal Lifetime Five could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Lifetime Five only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or

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..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Lifetime Five benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 TERMINATION OF THE BENEFIT
 The benefit terminates automatically when your Annual Income Amount equals zero. The benefit also terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 You may terminate the benefit at any time by notifying us. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS SPOUSAL LIFETIME FIVE AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

 The charge for the Spousal Lifetime Five benefit will no longer be deducted from your Account Value upon termination of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)
 The Highest Daily Lifetime Five benefit is no longer offered for new elections. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit was acquired. The Highest Daily Lifetime Five Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit. Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this benefit.


 The benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our new rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Five, and in Appendix D to this Prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


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



 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 KEY FEATURE - TOTAL PROTECTED WITHDRAWAL VALUE
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
..   the Protected Withdrawal Value for the immediately preceding Valuation Day
    (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
..   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all purchase payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all purchase payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent purchase payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 KEY FEATURE - TOTAL ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the mathematical formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

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



 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006.
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

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

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credit with respect to X Series).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED TOTAL ANNUAL
                                 (ADJUSTED WITH WITHDRAWAL INCOME AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2007        $118,000.00         $118,000.00               $5,900.00
August 6, 2007      $110,000.00         $112,885.55               $5,644.28
September 1, 2007   $112,000.00         $112,885.55               $5,644.28
December 1, 2007    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

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



..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts. However, the mathematical formula component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
..   You cannot allocate purchase payments or transfer Account Value to or from a Fixed Allocation if you elect this benefit.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Account triggered by the formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   In general, you must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Five benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional purchase payments may be subject to the new investment limitations.
..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed against the average daily net assets of the Sub-accounts and as a reduction to the interest rate credited under the Benefit Fixed Rate Account. This charge is in addition to any other fees under the annuity.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT

 Highest Daily Lifetime Five is no longer available for new elections. For Highest Daily Lifetime Five, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must have been a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.


 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 We no longer permit elections of Highest Daily Lifetime Five. If you wish, you may cancel the Highest Daily Lifetime Five benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Five benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Five benefit, any Account Value allocated to the Benefit Fixed Rate Account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro-rata. ONCE THE HIGHEST DAILY LIFETIME FIVE BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME FIVE BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. IF YOU CANCEL THE BENEFIT, YOU LOSE ALL GUARANTEES UNDER THE BENEFIT, YOUR GUARANTEE UNDER ANY NEW BENEFIT YOU ELECT WILL BE BASED ON YOUR ACCOUNT VALUE AT THAT TIME, AND THE NEW BENEFIT MAY BE MORE EXPENSIVE.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit. If you terminate the benefit, you will lose the Protected Withdrawal Value, Annual Income Amount, as well as any Enhanced Protected Withdrawal Value and Return of Principal Guarantees.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits with respect to XT6) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME FIVE
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our mathematical formula under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). This required formula helps us manage our financial exposure under the benefit, by moving assets to a more stable option (i.e., the Benefit Fixed Rate Account). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to or transfer Account Value to or from the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the formula component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with the formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in Appendix D to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate

 Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount. If you select the new mathematical formula, see the discussion below regarding the 90% cap.

 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the Benefit Fixed Rate Account, because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value to the Benefit Fixed Rate Account. Because the amount allocated to the Benefit Fixed Rate Account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once elected the ratios we use will be fixed.

 While you are not notified when the formula dictates a transfer, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the formula calculation we may, on any day:
..   Not make any transfer between the Permitted Sub-accounts and the Benefit
    Fixed Rate Account; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the Benefit Fixed Rate Account. If your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, the formula will not transfer amounts out of the Benefit Fixed Rate Account to the Permitted Sub-accounts and the entire Account Value would remain in the Benefit Rate Fixed Account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the Benefit Fixed Rate Account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the Benefit Fixed Rate Account, if dictated by the formula. The amounts of any such transfer will vary, as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the Benefit Fixed Rate Account pursuant to the formula depends upon a number of factors unique to your
 Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   How long you have owned Highest Daily Lifetime Five;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the Benefit Fixed Rate Account (i.e., the amount of interest credited to the Benefit Fixed Rate Account);
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the Benefit Fixed Rate Account;
..   Additional purchase payments, if any, you make to your Annuity;
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the Benefit Fixed Rate Account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the Benefit Fixed Rate Account.

 The more of your Account Value allocated to the Benefit Fixed Rate Account under the formula, the greater the impact of the performance of the Benefit Fixed Rate Account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the Benefit Fixed Rate Account and that Account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the Benefit Fixed Rate Account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.


 OPTIONAL 90% CAP FEATURE FOR THE FORMULA UNDER HIGHEST DAILY LIFETIME FIVE.
 If you own an Annuity and have elected the Highest Daily Lifetime Five Income Benefit, you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will (if you elect it) replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. This feature is available subject to state approval. The new formula is found in Appendix D. Only the election of the 90% cap will prevent all of your Account Value from being allocated to the Benefit Fixed Rate Account. If all of your Account Value is currently allocated to the Benefit Fixed Rate Account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the Benefit Fixed Rate Account.

 Under the new formula, the formula will not execute a transfer to the Benefit Fixed Rate Account that results in more than 90% of your Account Value being allocated to the Benefit Fixed Rate Account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer into the Benefit Fixed Rate Account that would result in more than 90% of the Account Value being allocated to the Benefit Fixed Rate Account, only the amount that results in exactly 90% of the Account Value being allocated to the Benefit Fixed Rate Account will be transferred. Additionally, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is first a transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the Benefit Fixed Rate Account that results in greater than 90% of your Account Value being allocated to the Benefit Fixed Rate Account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE BENEFIT FIXED RATE ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE BENEFIT FIXED RATE ACCOUNT.


 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the Benefit Fixed Rate Account at least until there is first a transfer out of the Benefit Fixed Rate Account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the Benefit Fixed Rate Account, and the formula will still not transfer any of your Account Value to the Benefit Fixed Rate Account (at least until there is first a transfer out of the Benefit Fixed Rate Account). For example:
..   March 19, 2009 - a transfer is made to the Benefit Fixed Rate Account that results in the 90% cap being met and now $90,000 is allocated to the Benefit Fixed Rate Account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the Benefit Fixed Rate Account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the Benefit Fixed Rate Account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the Benefit Fixed Rate Account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the Benefit Fixed Rate Account).
..   Once there is a transfer out of the Benefit Fixed Rate Account (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the Benefit Fixed Rate Account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account as dictated by the formula. Once you elect this feature, the new transfer formula described above will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the Benefit Fixed Rate Account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the Benefit Fixed Rate Account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the Benefit Fixed Rate Account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule).


 Once the 90% cap feature is met, future transfers into the Benefit Fixed Rate Account will not be made (regardless of the performance of the Benefit Fixed Rate Account and the Permitted Sub-accounts) at least until there is a first transfer out of the Benefit Fixed Rate Account. Once this transfer occurs out of the Benefit Fixed Rate Account, future amounts may be transferred to or from the Benefit Fixed Rate Account if dictated by the formula.

 PLEASE BE AWARE THAT AFTER THE INITIAL TRANSFER OUT OF THE BENEFIT FIXED RATE ACCOUNT UPON ELECTION OF THE 90% CAP, THERE IS NO ASSURANCE THAT FUTURE TRANSFERS OUT WILL OCCUR, OR THE AMOUNT OF SUCH FUTURE TRANSFERS, AS A RESULT OF THE ELECTION OF THE 90% CAP. THESE TRANSFERS WILL BE DETERMINED BY THE MATHEMATICAL FORMULA AND DEPEND ON A NUMBER OF FACTORS UNIQUE TO YOUR ANNUITY.


 IMPORTANT CONSIDERATIONS WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Please be aware that because of the way the new 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the Benefit Fixed Rate Account.
..   Because the charge for Highest Daily Lifetime Five is assessed against the average daily net assets of the Sub-accounts, that charge will be assessed against all assets transferred into the Permitted Sub-accounts.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD 7)

 Highest Daily Lifetime Seven is no longer available for new elections. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit was not available if you elected any other optional living benefit, although you may have elected any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus. Highest Daily Lifetime Seven is only available in those states that have not yet approved Highest Daily Lifetime 7 Plus. We no longer permit new elections of Highest Daily Lifetime Seven.

 Highest Daily Lifetime Seven guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Highest Daily Lifetime Seven, and in Appendix F to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME SEVEN
 BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount-$6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

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..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime Seven.

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 For Highest Daily Lifetime Seven, there must have been either a single Owner who was the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.

 If you wish, you may cancel the Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on the Valuation Day after you have cancelled the Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of the Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instructions or, in absence of such instructions, pro rata. You should be aware that upon termination of Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the initial guarantees under any newly-elected benefit will be based on your current Account Value at the time you elect a new benefit. ONCE THE HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Benefit).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF HIGHEST DAILY LIFETIME SEVEN
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you have elected Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a

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 requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in Appendix F to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.


 If you elect the new formula (90% Cap Feature), see discussion below.


 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right, subject to any required regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. THE AMOUNTS OF ANY SUCH TRANSFERS WILL VARY (AND IN SOME INSTANCES, COULD BE LARGE), AS DICTATED BY THE FORMULA, AND WILL DEPEND ON THE FACTORS LISTED BELOW.

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 The amount that is transferred to and from the AST Investment Grade Bond
 Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   . The difference between your Account Value and your Protected Withdrawal Value;
   .   How long you have owned Highest Daily Lifetime Seven;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   .   The amount allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount allocated to the AST Investment Grade Bond Sub-account;
   .   Additional purchase payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION
 There is an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or ("BIO"). Highest Daily Lifetime Seven was available without also selecting the Beneficiary Income Option death benefit. We no longer permit elections of the Highest Daily Lifetime Seven with Beneficiary Income Option death benefit. If you terminate your Highest Daily Lifetime Seven with BIO benefit to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven with BIO benefit and will begin new guarantees under the newly elected benefit.

 If you have elected this death benefit, you may not elect any other optional benefit. You may have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself . Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were

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 withdrawals prior to the date of death, then we set the Protected Withdrawal
 Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Benefit" section, above.

 HIGHEST DAILY LIFETIME SEVEN WITH LIFETIME INCOME ACCELERATOR
 There is another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). We no longer permit new elections of Highest Daily Lifetime Seven with LIA. If you have elected this benefit, you may not elect any other optional benefit. The income benefit under Highest Daily Lifetime Seven with LIA is based on a single "designated life" who was between the ages of 55 and 75 on the date that the benefit is elected. If you terminate your Highest Daily Lifetime Seven Benefit with LIA to elect any other available living benefit, you will lose the guarantees that you had accumulated under your Highest Daily Lifetime Seven benefit with LIA and will begin the new guarantees under the newly elected benefit based on the account value as of the date the new benefit becomes active.

 Highest Daily Lifetime Seven with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you had chosen the Highest Daily Lifetime Seven with LIA, the maximum charge is 2.00% of Protected Withdrawal Value ("PWV") annually. We deduct the current charge (0.95% of PWV) at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation
 Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the protected withdrawal value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit was elected within an Annuity held as a 403 (b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403 (b) plan itself.

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 You could have chosen Highest Daily Lifetime Seven without also electing LIA, however you may not have elected LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met. It is not necessary to meet both conditions:

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.


 Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


 You should also keep in mind that, at the time you are experiencing the LIA conditions that would qualify you for the LIA Amount, you may also be experiencing other disabilities that could impede your ability to conduct your affairs. You may wish to consult with a legal advisor to determine whether you should authorize a fiduciary who could notify us if you meet the LIA conditions and apply for the benefit.

 LIA AMOUNT AT THE FIRST WITHDRAWAL. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are made.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10/th/ benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime Seven with LIA, and never meet the eligibility requirements, you will not receive any additional payments based on the LIA Amount.


 OPTIONAL 90% CAP FEATURE FOR FORMULA FOR HIGHEST DAILY LIFETIME SEVEN

 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new mathematical formula. The new formula is described below and will replace the "Transfer Calculation" portion of the mathematical formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. This election may only be made once and may not be revoked once elected. The new mathematical formula is found in Appendix F (page F-4).

 Only the election of the 90% Cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% Cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.


 Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or "90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the AST Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. WHILE THERE ARE NO ASSURANCES THAT FUTURE TRANSFERS WILL OCCUR, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THIS ADDITIONAL TRANSFER(S) COULD BE LARGE.


 Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).


 IMPORTANT CONSIDERATION WHEN ELECTING THE NEW FORMULA:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   Please be aware that because of the way the 90% cap formula operates, it is possible that more than or less than 90% of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)
 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Spousal Highest Daily Lifetime Seven must have been elected based on two Designated Lives, as described below. Each Designated Life must have been at least 59 1/2 years old when the benefit was elected. Spousal Highest Daily Lifetime Seven was not available if you elected any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.


 The benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our benefit rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix F to this prospectus, we set forth the formula under which we make the asset transfers. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted purchase payments; or
 (3)the sum of:
    (a)200% of the Account Value on the effective date of the benefit;
    (b)200% of all adjusted purchase payments made within one year after the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven benefit does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2007
..   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
    2008.
..   The youngest Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime Seven benefit.

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



 DOLLAR-FOR-DOLLAR REDUCTIONS
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 HIGHEST QUARTERLY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                  HIGHEST QUARTERLY VALUE   ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL    AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**  HIGHEST QUARTERLY VALUE)
-----              ------------- ------------------------- ------------------------
June 1, 2008        $118,000.00         $118,000.00               $5,900.00
August 6, 2008      $110,000.00         $112,885.55               $5,644.28
September 1, 2008   $112,000.00         $112,885.55               $5,644.28
December 1, 2008    $119,000.00         $119,000.00               $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

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 In this example, 5% of the December 1 value yields the highest amount of
 $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 BENEFITS UNDER THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC that may apply. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal. However, we may impose a CDSC on the portion of a withdrawal that is deemed Excess Income.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.


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

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the mathematical formula component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime Seven benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT.
 We no longer permit new elections of Spousal Highest Daily Lifetime Seven. Elections of Spousal Highest Daily Lifetime Seven must have been based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime Seven could only be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:

 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date.

 If you wish, you may cancel any Spousal Highest Daily Lifetime Seven benefit. You may then elect any other currently available living benefit on any Valuation Day after you have cancelled the Spousal Highest Daily Lifetime Seven benefit, provided the request is received in good order (subject to state availability and any applicable age requirements). Upon cancellation of any Spousal Highest Daily Lifetime Seven benefit, any Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account used with the pre-determined mathematical formula will be reallocated to the Permitted Sub-Accounts according to your most recent allocation instruction or in absence of such instruction, pro-rata. You should be aware that upon termination of Spousal Highest Daily Lifetime Seven, you will lose the Protected Withdrawal Value (including the Tenth Anniversary Date Guarantee), Annual Income Amount, and the Return of Principal Guarantee that you had accumulated under the benefit. Thus, the

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

 initial guarantees under any newly-elected benefit will be based on your current Account Value. ONCE THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT IS CANCELLED YOU ARE NOT REQUIRED TO RE-ELECT ANOTHER OPTIONAL LIVING BENEFIT AND ANY SUBSEQUENT BENEFIT ELECTION MAY BE MADE ON OR AFTER THE FIRST VALUATION DAY FOLLOWING THE CANCELLATION OF THE SPOUSAL HIGHEST DAILY LIFETIME SEVEN BENEFIT PROVIDED THAT THE BENEFIT YOU ARE LOOKING TO ELECT IS AVAILABLE ON A POST-ISSUE BASIS. ANY SUCH NEW BENEFIT MAY BE MORE EXPENSIVE.

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Benefit).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 MATHEMATICAL FORMULA COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME SEVEN
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you had elected Spousal Highest Daily Lifetime Seven. For purposes of the benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized pre-determined mathematical formula, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to the AST Investment Grade Bond Sub-account. Under the formula component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendix F to this prospectus.

 Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess

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


 withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur. If you elect the new formula (90% Cap Feature), see the discussion below.


 As you can glean from the formula, poor investment performance of your Account Value may result in a transfer of a portion of your variable Account Value to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Moreover, "flat" investment returns of your Account Value over a period of time also could result in the transfer of your Account Value from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right, subject to regulatory approval, to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation trigger operates is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   . Not make any transfer between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options); or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 Therefore, at any given time, some, none, or all of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, the formula will not transfer amounts out of the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts and the entire Account Value would remain in the AST Investment Grade Bond Sub-account. If you make additional purchase payments to your Annuity, they will be allocated to the Sub-accounts according to your allocation instructions. Such additional purchase payments may or may not cause the formula to transfer money in or out of the AST Investment Grade Bond Sub-account. Once the purchase payments are allocated to your Annuity, they will also be subject to the formula, which may result in immediate transfers to or from the AST Investment Grade Bond Sub-accounts, if dictated by the formula. The amount of any such transfers will vary (and in some instances could be large) as dictated by the formula, and will depend on the factors listed below.

 The amount that is transferred to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
   . The difference between your Account Value and your Protected Withdrawal Value;
   .   How long you have owned Spousal Highest Daily Lifetime Seven;
   .   The performance of the Permitted Sub-accounts you have chosen;
   .   The performance of the AST Investment Grade Bond Sub-account;
   . The amount you have allocated to each of the Permitted Sub-accounts you have chosen;
   .   The amount you have allocated to the AST Investment Grade Bond
       Sub-account;
   .   Additional purchase payments, if any, you make to your Annuity;
   . Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts if there is a recovery until it is moved out of the AST Investment Grade Bond Sub-account.

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



 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) of your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula, that if a significant portion your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Thus, the converse is true too (the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account).

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN WITH BENEFICIARY INCOME OPTION
 There was an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. You may have choosen Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit ("BIO"). We no longer permit elections of Spousal Highest Daily Lifetime Seven with BIO. If you terminate your Spousal Highest Daily Lifetime Seven benefit with BIO to elect any other available living benefit, you will lose all guarantees under the Spousal Highest Daily Lifetime Seven benefit with BIO, and will begin new guarantees under the newly elected benefit based on the Account Value as of the date the new benefit becomes active.

 If you elected the Beneficiary Income Option death benefit, you may not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life was no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven with BIO may be greater than it would have been, had it been based on the Account Value alone.

 For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the base death benefit under the Annuity
 (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the base death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

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



 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

 The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

 The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section, above.


 OPTIONAL 90% CAP FEATURE FOR THE FORMULA FOR HIGHEST DAILY LIFETIME SEVEN AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN
 If you currently own an Annuity and have elected the Highest Daily Lifetime Seven Income Benefit (including Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator) or Spousal Highest Daily Lifetime Seven Income Benefit (including Spousal Highest Daily Lifetime Seven with Beneficiary Income Option), you can elect this feature which utilizes a new formula. The new formula is described below and will replace the "Transfer Calculation" portion of the formula currently used in connection with your benefit on a prospective basis. There is no cost to adding this feature to your Annuity. There is no cost for adding this feature. This election may only be made once and may not be revoked once elected. The new formula is found in Appendix F (page F-4). Only the election of the 90% cap will prevent all of your Account Value from being allocated to the AST Investment Grade Bond Portfolio Sub-account. If all of your Account Value is currently allocated to the AST Investment Grade Bond Portfolio Sub-account, it will not transfer back to the Permitted Sub-accounts unless you elect the 90% cap feature. If you make additional Purchase Payments, they may or may not result in a transfer to or from the AST Investment Grade Bond Portfolio Sub-account.

 We allow those who currently participate in Spousal Highest Daily Lifetime Seven to choose, as part of the benefit, a formula that differs from the formula introduced originally with this benefit, subject to regulatory approval. Under the new formula, the formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap" or 90% cap feature"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE
 BOND SUB-ACCOUNT.


 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.

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

..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.
..   As of March 20, 2009 (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and now you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 is allocated to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and may be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula. Once you elect this feature, the new transfer formula described above and set forth below will be the formula for your Annuity.

 In the event that more than ninety percent (90%) of your Account Value is allocated to the AST Investment Grade Bond Sub-account and you have elected this feature, up to ten percent (10%) of your Account Value currently allocated to the AST Investment Grade Bond Sub-account will be transferred to your Permitted Sub-accounts, such that after the transfer, 90% of your Account Value on the date of the transfer is in the AST Investment Grade Bond Sub-account. The transfer to the Permitted Sub-accounts will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). It is possible that additional transfers might occur after this initial transfer if dictated by the formula. The amounts of such additional transfer(s) will vary. If on the date this feature is elected 100% of your Account Value is allocated to the Investment Grade Bond Sub-account, a transfer of an amount equal to 10% of your Account Value will be made to your Permitted Sub-accounts. While there are no assurances that future transfers will occur, IT IS POSSIBLE THAT AN ADDITIONAL TRANSFER(S) TO THE PERMITTED SUB-ACCOUNTS COULD OCCUR FOLLOWING THE VALUATION DAY(S), AND IN SOME INSTANCES (BASED ON THE FORMULA) THE ADDITIONAL TRANSFER(S) COULD BE LARGE.


 Once the 90% cap feature is met, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).


 Important Consideration When Electing The New Formula:
..   At any given time, some, most or none of your Account Value may be allocated to the AST Investment Grade Bond Sub-account.
..   If this feature is elected, any Account Value transferred to the Permitted
    Sub-accounts is subject to the investment performance of those Sub-accounts. Your Account Value can go up or down depending of the performance of the Permitted Sub-accounts you select.

 HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (HD 7 PLUS)
 Highest Daily Lifetime 7 Plus is no longer offered for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus and elect another available living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. The income benefit under Highest Daily Lifetime 7 Plus currently is based on a single "designated life" who was at least 45 years old on the date that the benefit was elected. The Highest Daily Lifetime 7 Plus Benefit was not available if you elected any other optional living benefit, although you may elect any optional death benefit other than the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section of this prospectus.

 Highest Daily Lifetime 7 Plus guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 7 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined

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


 mathematical formula in order to participate in Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under the Highest Daily Lifetime 7 Plus benefit.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)all adjusted purchase payments made after one year following the effective date of the benefit.

 If you elected Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this

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


 provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 NOTE THAT IF YOUR WITHDRAWAL OF THE ANNUAL INCOME AMOUNT IN A GIVEN ANNUITY YEAR EXCEEDS THE APPLICABLE FREE WITHDRAWAL AMOUNT UNDER THE ANNUITY (BUT IS NOT CONSIDERED EXCESS INCOME), WE WILL NOT IMPOSE ANY CDSC ON THE AMOUNT OF THAT WITHDRAWAL.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2 - 74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 7 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2, 5% for ages 59 1/2-74, 6% for ages 75-79, 7% for ages 80-84, and 8%
 for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

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 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is between the ages of 59 1/2 and 74 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 74 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including the amount of any associated Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

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

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee, and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 7 Plus benefit is elected on March 5, 2009
..   The Account Value at benefit election was $105,000
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Highest Daily Lifetime 7
    Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

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 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS

 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.


 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus, and amounts are still payable under Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the

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


   single designated life. To the extent that cumulative withdrawals in the
    Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Highest Daily Lifetime 7 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 7 Plus benefit. The Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment
    Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can
    find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Highest Daily Lifetime 7 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.

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

..   The maximum charge for Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value (PWV). The current charge is 0.75% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.1875% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account and the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value at the benefit quarter, we will charge the remainder of the Account Value for the benefit and continue the benefit as described above.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. For Highest Daily Lifetime 7 Plus, there must have been either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must have been at least 45 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 7 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 7 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT SUCH AS HIGHEST DAILY LIFETIME 7 PLUS AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE. These restrictions are waived if the Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Highest Daily Lifetime 7 Plus, Spousal Lifetime Five, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime 7 Plus benefits were terminated as a result of the death of the Annuitant and the beneficiary elected to continue the Annuity under the Spousal Assumption provision.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 7 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant, (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Highest Daily Lifetime 7 Plus other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 7 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 7 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your annuity was Issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 7 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate

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

 Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of this prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will be transferred to the Permitted Sub-accounts, not including the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 7 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix G.

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond
 Sub-account (at least until there is first a transfer out of the AST
 Investment Grade Bond Sub-account). For example,
..   March 19, 2009 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   March 20, 2009 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on March 19, 2009.

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

..   On March 20, 2009 (and at least until first a transfer is made out of the
    AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 7 Plus, the values we use to compare to the Target Ratio will be fixed.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Any such transfer will be based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:

 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 7 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). ; or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   How long you have owned Highest Daily Lifetime 7 Plus or Spousal Highest
    Daily Lifetime 7 Plus;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional purchase payments, if any, you make to your Annuity; and
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

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 The more of your Account Value allocated to the AST Investment Grade Bond
 Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

 If you make additional purchase payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION
 We previously offered an optional death benefit feature under Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. Please note that if you terminate Highest Daily Lifetime 7 Plus with BIO and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. This benefit could be elected, provided that all owners and beneficiaries are natural persons or an agent acting for a natural person.

 If you elected this death benefit, you could not elect any other optional benefit. You could have elected the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election and meet the Highest Daily Lifetime 7 Plus age requirements. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. If you choose the Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of the Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero and, continue the benefit as described below.

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 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value, and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were Lifetime Withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Each beneficiary can choose to take his/her portion of either (a) the basic death benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000; (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5,000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section above.

 HIGHEST DAILY LIFETIME 7 PLUS WITH LIFETIME INCOME ACCELERATOR
 In the past, we offered a version of Highest Daily Lifetime 7 Plus called Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 7 Plus with LIA"). Highest Daily Lifetime 7 Plus with LIA is no longer available for new elections. You could choose Highest Daily Lifetime 7 Plus with or without also electing LIA, however you could not elect LIA without Highest Daily Lifetime 7 Plus and you must have elected the LIA benefit at the time you elected Highest Daily Lifetime 7 Plus. Please note that if you terminate Highest Daily Lifetime 7 Plus with LIA and elect any other available living benefit you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. If you elected this benefit, you may not have elect any other optional benefit. As long as your Highest Daily Lifetime 7 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 7 Plus with LIA was based on a single "designated life" who was between the ages of 45 and 75 on the date that the benefit is elected. All terms and conditions of Highest Daily Lifetime 7 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 7 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 Highest Daily Lifetime 7 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. If you choose the Highest Daily Lifetime 7 Plus with LIA, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.275% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account and the DCA Fixed Rate Option (if applicable). Since

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 this fee is based on the greater of Account Value and the Protected Withdrawal
 Value, the fee for Highest Daily Lifetime 7 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:
    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 7 Plus benefit.


 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.


 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 7 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

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 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime
 Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 STEP UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, or as a result of the fee that we assess for Highest Daily Lifetime 7 Plus with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Highest Daily Lifetime 7 Plus with LIA, we will calculate the Annual Income Amount and any LIA amount if you are eligible, as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime 7 Plus with LIA terminates, and no additional payments are made.

 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 7 Plus Annuity Options described above, after the Tenth Anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elected Highest Daily Lifetime 7 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT (SHD7 PLUS)
 Spousal Highest Daily Lifetime 7 Plus is the spousal version of Highest Daily Lifetime 7 Plus. We no longer offer Spousal Highest Daily Lifetime 7 Plus. If you elected Spousal Highest Daily Lifetime 7 Plus and subsequently terminate the benefit, you may elect another available living benefit, subject to our current rules. See "Termination of Existing Benefits and Election New Benefits".

 Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Spousal Highest Daily Lifetime 7 Plus could have been elected based on two Designated Lives, as described below. The youngest Designated Life must have been at least 50 years old and the oldest Designated Life must have been at least 55 years old when the benefit was elected. Spousal Highest Daily Lifetime 7 Plus is not available if you elected any other optional benefit. As long as your Spousal Highest Daily Lifetime 7 Plus Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit. For a more detailed description of permitted investment options, see the "Investment Options"
 section in this prospectus.

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 We previously offered a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the Designated Lives ("Lifetime Withdrawals") provided you have not made "excess withdrawals" that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 7 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our pre-determined mathematical formula in order to participate in Spousal Highest Daily Lifetime 7 Plus. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if you take an excess withdrawal that brings your Account Value to zero, it is possible that your Annual Income Amount could also fall to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime 7 Plus.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value.

 If you have not made a Lifetime Withdrawal on or before the 10/th/, 20/th/, or 25/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/, 20/th/, or 25/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
    (a)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of the Account Value on the effective date of the benefit;
    (b)200% (on the 10/th/ anniversary), 400% (on the 20/th/ anniversary) or 600% (on the 25/th/ anniversary) of all adjusted purchase payments made within one year following the effective date of the benefit; and
    (c)All adjusted purchase payments made after one year following the effective date of the benefit.

 If you elect Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option ("BIO") (see below), we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary of the effective date of the benefit ("Tenth Anniversary"). This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date.

 On and after the date of your first Lifetime Withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent purchase payments, is reduced by withdrawals, including your first Lifetime Withdrawal (as described below), and may be increased if you qualify for a step-up (as described below).

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 RETURN OF PRINCIPAL GUARANTEE
 If you have not made a Lifetime Withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime 7 Plus proportionally reduced for any Non-Lifetime Withdrawal; and
 b) the sum of each Purchase Payment proportionally reduced for any subsequent Non-Lifetime Withdrawal (including the amount of any associated Credits) you made during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (including the AST Investment Grade Bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. Because the amount is added to your Account Value, it will also be subject to each charge under your Annuity based on Account Value. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime 7 Plus and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal, including a required minimum distribution, (other than a Non-Lifetime Withdrawal) prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is referred to as the Guaranteed Minimum Account Value Credit in the benefit rider.

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest Designated Life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 7 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 7 Plus will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credit) based on the age of the younger Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older), and
 (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credit).

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50 - less than 59 1/2, 5% for ages 59 1/2 - 79, 6% for ages

 80-84, 7% for ages 85-89, and 8% for ages 90 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 7 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 7 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you establish a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 7 Plus benefit does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 7 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 7 Plus benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   .   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
       2009
   . The younger Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 7 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including the amount of any associated Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest Designated Life is between 59 1/2 and 79 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 7 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 7 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value, the Return of Principal guarantee and the Periodic Value guarantees on the tenth, twentieth and twenty-fifth anniversaries of the benefit effective date, described above, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
..   The Issue Date is December 1, 2008
..   The Spousal Highest Daily Lifetime 7 Plus benefit is elected on March 5,
    2009
..   The Account Value at benefit election was $105,000
..   The younger Designated Life was 70 years old when he/she elected the
    Spousal Highest Daily Lifetime 7 Plus benefit.
..   No previous withdrawals have been taken under the Spousal Highest Daily
    Lifetime 7 Plus benefit.

 On May 2, 2009, the Protected Withdrawal Value is $125,000, the 10/th/ benefit year minimum Periodic Value guarantee is $210,000, the 10/th/ benefit year Return of Principal guarantee is $105,000, the 20/th/ benefit year minimum Periodic Value guarantee is $420,000, the 25/th/ benefit year minimum Periodic Value guarantee is $630,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on May 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal Amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Return of Principal                    $ 91,875
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500
      25/th/ benefit year Minimum Periodic Value                 $551,250

 REQUIRED MINIMUM DISTRIBUTIONS

 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Any withdrawal you take that exceeds the Annual Income Amount in Annuity Years that your required minimum distribution amount is not greater than the Annual Income Amount will be treated as an Excess Withdrawal under the benefit. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered an excess withdrawal. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as an excess withdrawal.


 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 7 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as an Excess Withdrawal is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

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

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime 7 Plus, and amounts are still payable under Spousal Highest Daily Lifetime 7 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. If you have not begun taking Lifetime Withdrawals and your Account Value is reduced to zero as a result of the fee we assess for Spousal Highest Daily Lifetime 7 Plus, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the Account Value was reduced to zero and Lifetime Withdrawals will begin on the next Annuity Anniversary. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in these scenarios, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 7 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution under the Annuity the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second Designated Life provided the Designated lives were spouses at the death of the first Designated Life.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no Lifetime Withdrawal was ever taken, we will calculate the Annual
    Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday will be treated as annuity payments.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 7 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount.
..   Withdrawals made while the Spousal Highest Daily Lifetime 7 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of periodic benefit payments.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   Upon inception of the benefit, and to maintain the benefit, 100% of your
    Account Value must have been allocated to the Permitted Sub-accounts.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elected this benefit. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 7 Plus benefit. The Spousal Highest Daily Lifetime 7 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the Spousal Highest Daily Lifetime
    7 Plus pre-determined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   You must allocate your Account Value in accordance with the then available investment option(s) that we may prescribe in order to maintain the Spousal Highest Daily Lifetime 7 Plus benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, we will not compel you to re-allocate your Account Value in accordance with our newly adopted requirements. Subject to any change in requirements, transfers of Account Value and allocation of Additional purchase payments may be subject to new investment limitations.
..   The maximum fee for Spousal Highest Daily Lifetime 7 Plus is 1.50% annually of the greater of Account Value and the Protected Withdrawal Value. The current fee for Spousal Highest Daily Lifetime 7 Plus is 0.90% annually of the greater of Account Value and the Protected Withdrawal Value. We deduct this fee on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct 0.225% of the greater of the prior day's Account Value, or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Since this fee is based on the greater of the Account Value and the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 We no longer permit new elections of Highest Daily Lifetime 7 Plus. Spousal Highest Daily Lifetime 7 Plus could only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the Designated Lives to die. Spousal Highest Daily Lifetime 7 Plus only could be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. The youngest of the Annuitant and the Contingent Annuitant must be at least 50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime 7 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime 7 Plus could have been elected at the time that you purchased your Annuity or after the Issue Date, subject to our eligibility rules and restrictions. See "Termination of Existing Benefits and Election of New Benefits" below for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECTED BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. WE RESERVE THE RIGHT TO WAIVE, CHANGE AND/OR FURTHER LIMIT THE ELECTION FREQUENCY IN THE FUTURE.

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 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life), (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 7 Plus other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and
 (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options based on your existing allocation instructions or (in the absence of such instruction) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 HOW SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 See "How Highest Daily Lifetime 7 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" in this Prospectus for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law. Please note, however, that any withdrawal (except the Non-Lifetime Withdrawal) you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "Key Feature - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 7 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS WITH BENEFICIARY INCOME OPTION
 We previously offered an optional death benefit feature under Spousal Highest Daily Lifetime 7 Plus, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option or BIO. Spousal Highest Daily Lifetime 7 Plus with BIO is no longer available for new elections. You could choose Spousal Highest Daily Lifetime 7 Plus with or without also selecting the Beneficiary Income Option death benefit. However, you could not elect the Beneficiary Income Option without Spousal Highest Daily Lifetime 7 Plus and you could elect the Beneficiary Income Option death benefit at the time you elect Spousal Highest Daily Lifetime 7 Plus. Please note that if you terminate Spousal Highest Daily Lifetime 7 Plus with BIO and elect any available living benefit you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. As long as your Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this benefit.

 If you elected the Beneficiary Income Option death benefit, you could not elect any other optional benefit. You could elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election and the Spousal Highest Daily Lifetime 7 Plus age requirements are met. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation. If you choose the Spousal Highest Daily Lifetime 7 Plus with BIO, the maximum charge is 2.00% of the greater of Account Value and the Protected Withdrawal Value ("PWV") annually. The current charge is 1.10% annually of the greater of Account Value and the PWV. We deduct this charge on each quarterly anniversary of the benefit effective date. Thus, on each such quarterly anniversary (or the next

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 Valuation Day, if the quarterly anniversary is not a Valuation Day), we deduct
 0.275% of the greater of the prior day's Account Value or the prior day's Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and from the DCA Fixed Rate Option (if applicable). Because the fee for this benefit is based on the greater of the Account Value or the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime 7 Plus with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime 7 Plus itself. However, we will stop determining the Periodic Value (as described above) on the earlier of your first Lifetime Withdrawal after the effective date of the benefit or the Tenth Anniversary Date. This means that under the Spousal Highest Daily Lifetime 7 Plus with BIO benefit you will not be eligible for the guaranteed minimum Periodic Values described above on the 20/th/ and 25/th/ Anniversary of the Benefit Effective Date. Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts: (a) the amount of the basic death benefit under the Annuity, (b) the Protected Withdrawal Value (less any credits associated with purchase payments applied within 12 months prior to the date of death), and (c) the Annual Income Amount. If there were no Lifetime Withdrawals prior to the date of death of the second Designated Life, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death of the second Designated Life, and we calculate the Annual Income Amount as if there were a Lifetime Withdrawal on the date of death of the second Designated Life. If there were Lifetime Withdrawals prior to the date of death of the second Designated Life, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic death benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit, or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
..   Assume that (i) the basic death benefit is $50,000, the Protected
    Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
    (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
..   Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value). The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value). The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, both Spousal Highest Daily Lifetime 7 Plus and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime 7 Plus with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election of and Designations under the Benefit" section.

 HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (HD 6 PLUS)
 We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life ("Lifetime Withdrawals"), provided that you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit you to make a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. Highest Daily Lifetime 6 Plus may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond

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


 Sub-account. See the section below entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 The income benefit under Highest Daily Lifetime 6 Plus currently is based on a single "designated life" who is at least 45 years old on the date that the benefit is acquired. The Highest Daily Lifetime 6 Plus Benefit is not available if you elect any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of the permitted investment options, see the "Investment Options" section.

 Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

 Currently, if you elect Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Highest Daily Lifetime 6 Plus and elect another living benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active.

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraphs.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10th or 20th Anniversary of the effective date of the benefit, your Periodic Value on the 10th or 20th Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) below (proportionally reduced for any Non-Lifetime Withdrawals):

    (a)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
    (b)200% (on the 10th anniversary) or 400% (on the 20th anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

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 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 or older. Under the Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any Contingent Deferred Sales Charge (CDSC) that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

 Any purchase payment that you make subsequent to the election of Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will
 (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the purchase payment (including any associated purchase Credits) based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79 and 6% for ages 80 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of Highest Daily Lifetime 6 Plus. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79, and 6% for ages 80 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime 6 Plus has changed for new

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 purchasers, you may be subject to the new charge at the time of such step-up.
 Prior to increasing your charge for Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
..   The Issue Date is December 1, 2008
..   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
..   The Annuitant was 70 years old when he/she elected the Highest Daily
    Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 59 1/2 and 79 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the designated life is between 59 1/2 and 79 on the date of the potential step-up) of

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

 the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5,921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, and the Death Benefit described below, by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   .   The Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000, and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000.

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

 Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10/th/ benefit year Minimum Periodic Value                 $183,750
      20/th/ benefit year Minimum Periodic Value                 $367,500

 REQUIRED MINIMUM DISTRIBUTIONS

 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar by dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.


 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000: ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all of the guarantees associated with the Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000), without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS
 If you elect Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Highest Daily Lifetime 6 Plus, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and

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

..   the amount of any optional death benefit you may have elected and remains in effect; and
..   (a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date, or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to the X Series Annuity granted within 12 months prior to death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. If this occurs, you will not be permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime
    6 Plus benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life. Please note if your Account Value is reduced to zero as result of withdrawals, the Death Benefit (described above under "Death Benefit Component of Highest Daily Lifetime 6 Plus") will also be reduced to zero and the Death Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95th birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT A DEATH BENEFIT (AS DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Highest Daily Lifetime 6 Plus Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime 6 Plus benefit. The Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to our rules regarding time and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond
    Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the Sub-accounts, the DCA Fixed Rate Options, and the
    AST Investment Grade Bond Sub-account triggered by the Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirements will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfer of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The maximum charge for Highest Daily Lifetime 6 Plus is 1.50% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 0.85% annually of the greater of the Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis 0.2125% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $425.00 ($200,000 X .2125%).

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 For Highest Daily Lifetime 6 Plus, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 45 years old.

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

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime 6 Plus. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime 6 Plus, except if (a) the new Owner has the same taxpayer identification number as the previous owner, (b) ownership is transferred from a custodian to the Annuitant, or vice versa or
 (c) ownership is transferred from one entity to another entity that is satisfactory to us.

 Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it or elect any other living benefit, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECT BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate Highest Daily Lifetime 6 Plus at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates:
 (i) upon your termination of the benefit, (ii) upon your surrender of the Annuity, (iii) upon your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount),
 (iv) upon our receipt of due proof of the death of the Annuitant (except insofar as paying the Death Benefit associated with this benefit), (v) if both the Account Value and Annual Income Amount equal zero, or (vi) if you cease to meet our requirements as described in "Election of and Designations under the Benefit" above.

 Upon termination of Highest Daily Lifetime 6 Plus other than upon the death of the Annuitant or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (FKA - Optional Allocation & Rebalancing Program), Automatic Rebalancing Program, or 6 or 12 Month DCA Program for which we are providing administrative support), transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 If a surviving spouse elects to continue the Annuity, the Highest Daily Lifetime 6 Plus benefit terminates. The spouse may elect the benefit subject to the restrictions discussed above.

 HOW HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime 6 Plus. For purposes of this benefit, we refer to those permitted investment options as the "Permitted Sub-accounts". If your Annuity was issued on or after May 1, 2009 (subject to regulatory approval), you may also choose to allocate purchase payments while this program is in effect to DCA Fixed Rate Options utilized with our 6 or 12 Month Dollar Cost Averaging Program ("6 or 12 Month DCA Program"). If you are participating in Highest Daily Lifetime 6 Plus and also are participating in the 6 or 12 Month DCA Program, and the formula under the benefit dictates a transfer from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, then the amount to be transferred will be taken entirely from the Sub-accounts, provided there is sufficient Account Value in those Sub-accounts to meet the required transfer amount. Only if there is insufficient Account Value in those Sub-accounts will an amount be withdrawn from the DCA Fixed Rate Options. Amounts withdrawn from the DCA Fixed Rate Options under the formula will be taken on a last-in, first-out basis. For purposes of the discussion below concerning transfers from the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account, amounts held within the DCA Fixed Rate Options are included within the term "Permitted Sub-Accounts". Thus, amounts may be transferred from the DCA Fixed Rate Options in the circumstances described above and in the section of the prospectus entitled 6 or 12 Month Dollar Cost Averaging Program. Any transfer dictated by the formula out of the AST Investment Grade Bond Sub-account will only be transferred to the Permitted Sub-accounts, not the DCA Fixed Rate Options.

 An integral part of Highest Daily Lifetime 6 Plus is the pre-determined mathematical formula used to transfer Account Value between the Permitted Sub-Accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-Account"). The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not

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


 allocate purchase payments to or make transfers to or from the AST Investment Grade Bond Sub-account. The formula monitors your Account Value daily and, if dictated by the formula, systematically transfers amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. The formula is set forth in Appendix J (and is described below).

 Speaking generally, the formula, which is applied each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that 5% is used in the formula, irrespective of the Annuitant's attained age. Then it produces an estimate of the total amount targeted in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments (including any associated purchase Credits with respect to X Series), and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts including any amounts allocated to DCA Fixed Rate Options. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on such third Valuation Day, make a transfer from the Permitted Sub-accounts in which you are invested (subject to the 90% cap discussed below) to the AST Investment Grade Bond Sub-account. As discussed above, if all or a portion of your Account Value is allocated to one or more DCA Fixed Rate Options at the time a transfer to the AST Investment Grade Bond Sub-account is required under the formula, we will first look to process the transfer from the Permitted Sub-accounts, other than the DCA Fixed Rate Options. If the amount allocated to the Permitted Sub-accounts is insufficient to satisfy the transfer, then any remaining amounts will be transferred from the DCA Fixed Rate Options on a "last-in, first-out" basis. Once a transfer is made, the three consecutive Valuation Days begin again. If, however, on any Valuation Day, the Target Ratio is above 84.5%, it will make a transfer from the Permitted Sub-accounts (subject to the 90% cap) to the AST Investment Grade Bond Sub-account (as described above). If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts (excluding the DCA Fixed Rate Options) will occur.

 The formula will not execute a transfer to the AST Investment Grade Bond Sub-account that results in more than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account ("90% cap"). Thus, on any Valuation Day, if the formula would require a transfer to the AST Investment Grade Bond Sub-account that would result in more than 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account will be transferred. Additionally, future transfers into the AST Investment Grade Bond Sub-account will not be made (regardless of the performance of the AST Investment Grade Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the AST Investment Grade Bond Sub-account. Once this transfer occurs out of the AST Investment Grade Bond Sub-account, future amounts may be transferred to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap). At no time will the formula make a transfer to the AST Investment Grade Bond Sub-account that results in greater than 90% of your Account Value being allocated to the AST Investment Grade Bond Sub-account. HOWEVER, IT IS POSSIBLE THAT, DUE TO THE INVESTMENT PERFORMANCE OF YOUR ALLOCATIONS IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT AND YOUR ALLOCATIONS IN THE PERMITTED SUB-ACCOUNTS YOU HAVE SELECTED, YOUR ACCOUNT VALUE COULD BE MORE THAN 90% INVESTED IN THE AST INVESTMENT GRADE BOND SUB-ACCOUNT.

 If you make additional purchase payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional purchase payments to the AST Investment Grade Bond Sub-account at least until there is first a transfer out of the AST Investment Grade Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional purchase payments you make, less than 90% of your entire Account Value is allocated to the AST Investment Grade Bond Sub-account, and the formula will still not transfer any of your Account Value to the AST Investment Grade Bond Sub-account (at least until there is first a transfer out of the AST Investment Grade Bond Sub-account). For example,
..   September 1, 2010 - a transfer is made to the AST Investment Grade Bond
    Sub-account that results in the 90% cap being met and now $90,000 is allocated to the AST Investment Grade Bond Sub-account and $10,000 is allocated to the Permitted Sub-accounts.
..   September 2, 2010 - you make an additional purchase payment of $10,000. No transfers have been made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts since the cap went into effect on September 1, 2010.
..   On September 2, 2010 - (and at least until first a transfer is made out of the AST Investment Grade Bond Sub-account under the formula) - the $10,000 payment is allocated to the Permitted Sub-accounts and on this date you have 82% in the AST Investment Grade Bond Sub-account and 18% in the Permitted Sub-accounts (such that $20,000 is allocated to the Permitted Sub-accounts and $90,000 to the AST Investment Grade Bond Sub-account).
..   Once there is a transfer out of the AST Investment Grade Bond Sub-account
    (of any amount), the formula will operate as described above, meaning that the formula could transfer amounts to or from the AST Investment Grade Bond Sub-account if dictated by the formula (subject to the 90% cap).

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 Under the operation of the formula, the 90% cap may come into existence and be removed multiple times while you participate in the benefit. We will continue to monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account as dictated by the formula.

 As you can glean from the formula, poor or flat investment performance of your Account Value may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the AST Investment Grade Bond Sub-account because such poor investment performance will tend to increase the Target Ratio. Because the amount allocated to the AST Investment Grade Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula, the investment performance of each affects whether a transfer occurs for your Annuity. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime 6 Plus, the values we use to compare to the Target Ratio will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime 6 Plus and existing Annuities that elect Highest Daily Lifetime 6 Plus in the future, however, we reserve the right to change such values.

 Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, a transfer may be made from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts. Unless you are participating in an asset allocation program for which we are providing administrative support, any such transfer will be to your elected Sub-accounts pro-rata based on the Account Value in such Sub-accounts at that time. If there is no Account Value in the Sub-accounts, the transfer will be allocated according to your most recent allocation instructions. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after the transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.

 The amount of the transfer will be equal to the lesser of:
 a) The total value of all your Account Value in the AST Investment Grade Bond Sub-account, or
 b) An amount equal to 5% of your total Account Value.

 While you are not notified when your Annuity reaches a transfer trigger under the formula, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the transfer operates is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
..   Not make any transfer between the Permitted Sub-accounts and the AST
    Investment Grade Bond Sub-account; or
..   If a portion of your Account Value was previously allocated to the AST
    Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
..   Transfer a portion of your Account Value in the Permitted Sub-accounts pro rata to the AST Investment Grade Bond Sub-account.

 The amount and timing of transfers to and from the AST Investment Grade Bond Sub-account pursuant to the formula depends upon a number of factors unique to your Annuity (and is not necessarily directly correlated with the securities markets, bond markets, or interest rates, in general) including:
..   The difference between your Account Value and your Protected Withdrawal
    Value;
..   How long you have owned Highest Daily Lifetime 6 Plus/Spousal Highest Daily
    Lifetime 6 Plus;
..   The performance of the Permitted Sub-accounts you have chosen;
..   The performance of the AST Investment Grade Bond Sub-account;
..   The amount allocated to each of the Permitted Sub-accounts you have chosen;
..   The amount allocated to the AST Investment Grade Bond Sub-account;
..   Additional purchase payments, if any, you make to your Annuity; and
..   Withdrawals, if any, you take from your Annuity (withdrawals are taken pro rata from your Account Value).

 At any given time, some, most or none of your Account Value will be allocated to the AST Investment Grade Bond Sub-account, as dictated by the formula.

 The more of your Account Value allocated to the AST Investment Grade Bond Sub-account under the formula, the greater the impact of the performance of that Sub-account in determining whether (and how much) your Account Value is transferred back to the Permitted Sub-accounts. Further, it is possible under the formula that, if a significant portion of your Account Value is allocated to the AST Investment Grade Bond Sub-account and that Sub-account has good performance but the performance of your Permitted Sub-accounts is negative, that the formula might transfer your Account Value to the Permitted Sub-accounts. Similarly, the more you have allocated to the Permitted Sub-accounts, the greater the impact of the performance of those Permitted Sub-accounts will have on any transfer to the AST Investment Grade Bond Sub-account.

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 If you make additional purchase payments to your Annuity, they will be allocated according to your allocation instructions. Once they are allocated to your Annuity, they will also be subject to the formula described above and therefore may be transferred to the AST Investment Grade Bond Portfolio, if dictated by the formula.

 Any Account Value in the AST Investment Grade Bond Sub-account will not be available to participate in the investment experience of the Permitted Sub-accounts regardless of whether there is a subsequent Sub-account decline or recovery until it is transferred out of the AST Investment Grade Bond Sub-account.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME 6 PLUS WITH LIFETIME INCOME ACCELERATOR
 We offer another version of Highest Daily Lifetime 6 Plus that we call Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator ("Highest Daily Lifetime 6 Plus with LIA"). Highest Daily Lifetime 6 Plus with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime 6 Plus with LIA is not available in certain states/jurisdictions. You may choose Highest Daily Lifetime 6 Plus with or without also electing LIA, however you may not elect LIA without Highest Daily Lifetime 6 Plus and you must elect the LIA benefit at the time you elect Highest Daily Lifetime 6 Plus. If you elect Highest Daily Lifetime 6 Plus without LIA and would like to add the feature later, you must terminate the Highest Daily Lifetime 6 Plus benefit and elect the Highest Daily Lifetime 6 Plus with LIA (subject to availability and benefit re-election provisions). Please note that if you terminate Highest Daily Lifetime 6 Plus and elect the Highest Daily Lifetime 6 Plus with LIA you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active. Highest Daily Lifetime 6 Plus with LIA is offered as an alternative to other lifetime withdrawal options. If you elect this benefit, it may not be combined with any other optional living benefit or the Highest Daily Value death benefit. As long as your Highest Daily Lifetime 6 Plus with LIA benefit is in effect, you must allocate your Account Value in accordance with the permitted and available investment option(s) with this benefit. The income benefit under Highest Daily Lifetime 6 Plus with LIA currently is based on a single "designated life" who is between the ages of 45 and 75 on the date that the benefit is elected and received in good order. All terms and conditions of Highest Daily Lifetime 6 Plus apply to this version of the benefit, except as described herein.

 Highest Daily Lifetime 6 Plus with LIA is not long-term care insurance and should not be purchased as a substitute for long-term care insurance. The income you receive through the Lifetime Income Accelerator may be used for any purpose, and it may or may not be sufficient to address expenses you may incur for long-term care. You should seek professional advice to determine your financial needs for long-term care.

 If you elect the Highest Daily Lifetime 6 Plus with LIA, the maximum charge is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. The current charge is 1.20% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.30% of the greater of the prior Valuation Day's Account Value and the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Highest Daily Lifetime 6 Plus with LIA may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior

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 Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account
 Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $600.00 ($200,000 X .30%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Highest Daily Lifetime 6 Plus with LIA benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described below) will not be payable.

 If this benefit is being elected on an Annuity held as a 403(b) plan, then in addition to meeting the eligibility requirements listed below for the LIA Amount you must separately qualify for distributions from the 403(b) plan itself.

 ELIGIBILITY REQUIREMENTS FOR LIA AMOUNT. Both a waiting period of 36 months from the benefit effective date, and an elimination period of 120 days from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. The 120 day elimination period begins on the date that we receive notification from you of your eligibility for the LIA Amount. Thus, assuming the 36 month waiting period has been met and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Day immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, at least one of the following requirements ("LIA conditions") must be met.

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:

    i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
    ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
   iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower. iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
    v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us in writing when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. The designated life must be available for any assessment or reassessment pursuant to our administrative process requirements. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described above under the Highest Daily Lifetime 6 Plus benefit.


 Additionally, once eligibility is determined, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined that you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine that you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. However, if you were receiving income based on the LIA Amount and do not take action to change your withdrawal amount to your Annual Income Amount, any cumulative Lifetime Withdrawals in an Annuity Year that are in excess of the Annual Income Amount will impact your Annual Income Amount in subsequent years (except with regard to Required Minimum Distributions for this Annuity that comply with our rules). Please note that we will not change your current withdrawal amount unless you instruct us to do so. If you wish to establish or make changes to your existing withdrawal program to ensure that you are not taking Excess Income, please contact our Annuity Service Office. There is no limit on the number of times you can become eligible for the LIA Amount,


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 however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA AMOUNT AT THE FIRST LIFETIME WITHDRAWAL. If your first Lifetime Withdrawal subsequent to election of Highest Daily Lifetime 6 Plus with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA AMOUNT AFTER THE FIRST LIFETIME WITHDRAWAL. If you become eligible for the LIA Amount after you have taken your first Lifetime Withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any Lifetime Withdrawals that have been taken in the current Annuity Year. Cumulative Lifetime Withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year. If you have an active Systematic Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the LIA benefit will be deemed a Lifetime Withdrawal.

 WITHDRAWALS IN EXCESS OF THE LIA AMOUNT. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount (excluding the Non-Lifetime Withdrawal) up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount. Any withdrawals that are less than or equal to the LIA Amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 WITHDRAWALS ARE NOT REQUIRED. However, subsequent to the first Lifetime Withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 PURCHASE PAYMENTS. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional purchase payment, the Annual Income Amount is increased by an amount obtained by applying the applicable percentage (4% for ages 45 - less than 59 1/2; 5% for ages 59 1/2-79; and 6% for ages 80 and older) to the purchase payment (including any associated purchase Credits). The applicable percentage is based on the attained age of the designated life on the date of the first Lifetime Withdrawal after the benefit effective date. The LIA Amount is increased by double the Annual Income Amount, if eligibility for LIA has been met. The Protected Withdrawal Value is increased by the amount of each purchase payment (including any associated purchase Credits).

 If the Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount (or, if eligible for LIA, the LIA Amount) is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount (or, if eligible for LIA, the LIA Amount) in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 STEP-UPS. If your Annual Income Amount is stepped up, your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 GUARANTEE PAYMENTS. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount when you are eligible, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount". TO THE EXTENT THAT CUMULATIVE WITHDRAWALS IN THE CURRENT ANNUITY YEAR THAT REDUCE YOUR ACCOUNT VALUE TO ZERO ARE MORE THAN THE LIA AMOUNT (EXCEPT IN THE CASE OF REQUIRED MINIMUM DISTRIBUTIONS), HIGHEST DAILY LIFETIME 6 PLUS WITH LIA TERMINATES, AND NO ADDITIONAL PAYMENTS ARE MADE. A DEATH BENEFIT UNDER HIGHEST DAILY LIFETIME 6 PLUS WITH LIA IS NOT PAYABLE IF GUARANTEE PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

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 ANNUITY OPTIONS. In addition to the Highest Daily Lifetime 6 Plus annuity options described above, after the tenth anniversary of the benefit effective date ("Tenth Anniversary"), you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Annuitization prior to the Tenth Anniversary will forfeit any present or future LIA amounts. We will continue to make payments until the death of the designated life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun. A Death Benefit is not payable if annuity payments are being made at the time of the decedent's death.

 If you elect Highest Daily Lifetime 6 Plus with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 DEATH BENEFIT COMPONENT OF HIGHEST DAILY LIFETIME 6 PLUS WITH LIA. The provisions of the Death Benefit Component of Highest Daily Lifetime 6 Plus (see above for information about the Death Benefit) also apply to Highest Daily Lifetime Plus with LIA. Please note that with respect to Highest Daily Lifetime 6 Plus with LIA, we use the Annual Income Amount for purposes of the Death Benefit Calculations, not the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT (SHD6 PLUS)
 Spousal Highest Daily Lifetime 6 Plus is the spousal version of Highest Daily Lifetime 6 Plus. Spousal Highest Daily Lifetime 6 Plus must be elected based on two designated lives, as described below. The youngest designated life must be at least 50 years old and the oldest designated life must be at least 55 years old when the benefit is elected. Spousal Highest Daily Lifetime 6 Plus is not available if you elect any other optional benefit. As long as your Spousal Highest Daily Lifetime 6 Plus Benefit is in effect, you must allocate your Account Value in accordance with the permitted Sub-accounts and other investment option(s) available with this benefit. For a more detailed description of permitted investment options, see the "Investment Options" section.


 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "designated lives", and each, a "designated life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives ("Lifetime Withdrawals") provided you have not made withdrawals of excess income that have resulted in your Account Value being reduced to zero. We also permit a one-time Non-Lifetime Withdrawal from your Annuity prior to taking Lifetime Withdrawals under the benefit. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime 6 Plus benefit after the death of the first spouse. You are not required to make withdrawals as part of the benefit - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime 6 Plus is the mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above entitled "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account." Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (unless the benefit has terminated).


 Spousal Highest Daily Lifetime 6 Plus also provides for a Death Benefit generally equal to three times your Annual Income Amount. The Death Benefit, however, is not payable if your Account Value is reduced to zero as a result of withdrawals or if annuity payments are being made at the time of the decedent's death. See Death Benefit Component of Spousal Highest Daily Lifetime 6 Plus, below.

 ALTHOUGH YOU ARE GUARANTEED THE ABILITY TO WITHDRAW YOUR ANNUAL INCOME AMOUNT FOR LIFE EVEN IF YOUR ACCOUNT VALUE FALLS TO ZERO, IF YOU TAKE WITHDRAWALS OF EXCESS INCOME THAT BRING YOUR ACCOUNT VALUE TO ZERO, YOUR ANNUAL INCOME AMOUNT WOULD ALSO FALL TO ZERO, AND THE BENEFIT WOULD TERMINATE. IN THAT SCENARIO, NO FURTHER AMOUNT, INCLUDING THE DEATH BENEFIT DESCRIBED BELOW, WOULD BE PAYABLE UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.

 You may also participate in the 6 or 12 Month Dollar Cost Averaging Program if you elect Spousal Highest Daily Lifetime 6 Plus for Annuities issued on or after May 1, 2009, subject to the 6 or 12 Month DCA Program's rules, and subject to State approvals. The 6 or 12 Month DCA Program is not available in certain states.

 Currently, if you elect Spousal Highest Daily Lifetime 6 Plus and subsequently terminate the benefit, you may elect another living benefit, subject to our current rules. See "Election of and Designations under the Benefit" below and "Termination of Existing Benefits and Election of New Benefits" for details. Please note that if you terminate Spousal Highest Daily Lifetime 6 Plus and elect another benefit, you lose the guarantees that you had accumulated under your existing benefit and will begin the new guarantees under the new benefit you elect based on your Account Value as of the date the new benefit becomes active.

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

 KEY FEATURE - PROTECTED WITHDRAWAL VALUE
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 6% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any purchase payment (including any associated purchase Credits) made on the Current Valuation Day (the Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal); and
 (2)the Account Value on the current Valuation Day.

 If you have not made a Lifetime Withdrawal on or before the 10/th/ or 20/th/ Anniversary of the effective date of the benefit, your Periodic Value on the 10/th/ or 20/th/ Anniversary of the benefit effective date is equal to the greater of:

 (1)the Periodic Value described above or,
 (2)the sum of (a), (b) and (c) (proportionally reduced for any Non-Lifetime Withdrawal):
    (a)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of the Account Value on the effective date of the benefit including any purchase payments (including any associated purchase Credits) made on that day;
    (b)200% (on the 10/th/ anniversary) or 400% (on the 20/th/ anniversary) of all purchase payments (including any associated purchase Credits) made within one year following the effective date of the benefit; and
    (c)all purchase payments (including any associated purchase Credits) made after one year following the effective date of the benefit.

 Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent purchase payments (including any associated purchase Credits) and reduced for subsequent Lifetime Withdrawals (see below).

 KEY FEATURE - ANNUAL INCOME AMOUNT UNDER THE SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS BENEFIT
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage initially depends on the age of the youngest designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. We use the age of the youngest designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime 6 Plus benefit, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). If you take withdrawals of Excess Income, only the portion of the Lifetime Withdrawal that exceeds the remaining Annual Income Amount will proportionally reduce your Protected Withdrawal Value and Annual Income Amount in future years. Reductions are based on the actual amount of the withdrawal, including any CDSC that may apply. Lifetime Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount.

 Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 You may use the Systematic Withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit.

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

 Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime 6 Plus and subsequent to the first Lifetime Withdrawal will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including any associated purchase Credits) based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older, and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including any associated purchase Credits).

 If your Annuity permits additional purchase payments, we may limit any additional purchase payment(s) if we determine that as a result of the timing and amounts of your additional purchase payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional purchase payment(s). We reserve the right to not accept additional purchase payments if we are not then offering this benefit for new elections. We will exercise such reservation of right for all annuity purchasers in the same class in a nondiscriminatory manner.

 HIGHEST DAILY AUTO STEP-UP
 An automatic step-up feature ("Highest Daily Auto Step-Up") is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent purchase payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the youngest designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 4% for ages 50-64, 5% for ages 65-84, and 6% for ages 85 and older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime 6 Plus has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime 6 Plus upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 If you are engaged in a Systematic Withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount.

 The Spousal Highest Daily Lifetime 6 Plus benefit does not affect your ability to take withdrawals under your Annuity, or limit your ability to take withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime 6 Plus, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime 6 Plus benefit or any other fees and charges under the Annuity. Assume the following for all three examples:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit.

 EXAMPLE OF DOLLAR-FOR-DOLLAR REDUCTIONS.
 On November 24, 2009, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest designated life is between the ages of 65 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount

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

 is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1,
 2009) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).

 EXAMPLE OF PROPORTIONAL REDUCTIONS
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on November 27, 2009 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 HERE IS THE CALCULATION:

  Account Value before Lifetime Withdrawal                       $118,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $114,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $114,500.00
  Ratio                                                                 1.31%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.31%                                            $     78.60
  Annual Income Amount for future Annuity Years                  $  5,921.40

 EXAMPLE OF HIGHEST DAILY AUTO STEP-UP
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest designated life's age on the Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional purchase payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional purchase payments (including any associated purchase Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on November 27 reduces the amount to $5,921.40 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped up if 5% (since the youngest designated life is between 65 and 84 on the date of the potential step-up) of the highest daily Account Value adjusted for withdrawals and purchase payments (including any associated purchase Credits), is higher than $5921.40. Here are the calculations for determining the daily values. Only the November 25 value is being adjusted for excess withdrawals as the November 30 and December 1 Valuation Days occur after the excess withdrawal on November 27.

                                    HIGHEST DAILY VALUE    ADJUSTED ANNUAL INCOME
                                 (ADJUSTED WITH WITHDRAWAL   AMOUNT (5% OF THE
DATE*              ACCOUNT VALUE AND PURCHASE PAYMENTS)**   HIGHEST DAILY VALUE)
-----              ------------- ------------------------- ----------------------
November 25, 2009   $119,000.00      $      119,000.00           $5,950.00
November 26, 2009                     Thanksgiving Day
November 27, 2009   $113,000.00      $      113,986.95           $5,699.35
November 30, 2009   $113,000.00      $      113,986.95           $5,699.35
December 01, 2009   $119,000.00      $      119,000.00           $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The Valuation Dates are every day following the first Lifetime Withdrawal. In subsequent Annuity Years Valuation Dates will be every day following the Annuity Anniversary. The Annuity Anniversary Date of December 1 is considered the final Valuation Date for the Annuity Year.
 ** In this example, the first daily value after the first Lifetime Withdrawal is $119,000 on November 25, resulting in an adjusted Annual Income Amount of $5,950.00. This amount is adjusted on November 27 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $119,000 on November 25 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $115,500 before the excess withdrawal.
   . This amount ($115,500) is further reduced by 1.31% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Daily Value of $113,986.95.
   . The adjusted Annual Income Amount is carried forward to the next Valuation Date of November 30. At this time, we compare this amount to 5% of the Account Value on November 30. Since the November 27 adjusted Annual Income Amount of $5,699.35 is higher than $5,650.00 (5% of $113,000), we continue to carry $5,699.35 forward to the next and final Valuation Date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,699.35, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value results in the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,921.40 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2009 and continuing through December 1, 2010, will be stepped-up to $5,950.00.

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

 NON-LIFETIME WITHDRAWAL FEATURE
 You may take a one-time non-lifetime withdrawal ("Non-Lifetime Withdrawal") under Spousal Highest Daily Lifetime 6 Plus. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. The amount of the Non-Lifetime Withdrawal cannot be more than the amount that would cause the Annuity to be taken below the minimum Surrender Value after a withdrawal for your Annuity. This Non-Lifetime Withdrawal will not establish our initial Annual Income Amount and the Periodic Value above will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit. You must tell us if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under the Spousal Highest Daily Lifetime 6 Plus benefit. If you don't elect the Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Protected Withdrawal Value and Annual Income Amount. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime withdrawals may be taken.

 The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value and the Periodic Value guarantees on the tenth and twentieth anniversaries of the benefit effective date, described above, and the Death Benefit (described below), by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the time of the withdrawal.

 If you are participating in a Systematic Withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first partial withdrawal in payment of any third party investment advisory service from your Annuity also cannot be classified as the Non-Lifetime Withdrawal.

 EXAMPLE - NON-LIFETIME WITHDRAWAL (PROPORTIONAL REDUCTION)
 This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.

 Assume the following:
   .   The Issue Date is December 1, 2008
   . The Spousal Highest Daily Lifetime 6 Plus benefit is elected on September 1, 2009
   .   The Account Value at benefit election was $105,000
   . The younger designated life was 70 years old when he/she elected the Spousal Highest Daily Lifetime 6 Plus benefit
   . No previous withdrawals have been taken under the Spousal Highest Daily Lifetime 6 Plus benefit

 On October 2, 2009, the Protected Withdrawal Value is $125,000, the 10th benefit year minimum Periodic Value guarantee is $210,000 and the 20th benefit year minimum Periodic Value guarantee is $420,000, and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on October 2, 2009 and is designated as a Non-Lifetime Withdrawal, all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit will be reduced by the ratio the total withdrawal amount represents of the Account Value just prior to the withdrawal being taken.

 HERE IS THE CALCULATION:

      Withdrawal amount divided by                               $ 15,000
      Account Value before withdrawal                            $120,000
      Equals ratio                                                   12.5%
      All guarantees will be reduced by the above ratio (12.5%)
      Protected Withdrawal Value                                 $109,375
      10th benefit year Minimum Periodic Value                   $183,750
      20th benefit year Minimum Periodic Value                   $367,500

 REQUIRED MINIMUM DISTRIBUTIONS

 Withdrawals that exceed the Annual Income Amount, but which you are required to take as a required minimum distribution for this Annuity, will not reduce the Annual Income Amount for future years. No additional Annual Income Amounts will be available in an Annuity Year due to required minimum distributions unless the required minimum distribution amount is greater than the Annual Income Amount. Unless designated as a Non-Lifetime Withdrawal, required minimum distributions are considered Lifetime Withdrawals. If you take a withdrawal in an Annuity Year in which your required minimum distribution for that year is not greater than the Annual Income Amount, and the amount of the withdrawal exceeds the Annual Income Amount for that year, we will treat the withdrawal as a withdrawal of Excess Income. Such a withdrawal of Excess Income will reduce the Annual Income Amount available in future years. If your required minimum distribution (as calculated by us for your Annuity and not previously withdrawn in the current calendar year) is greater than the Annual Income Amount, an amount equal to the remaining Annual Income Amount plus the difference between the required minimum distribution amount not previously withdrawn in the current calendar year and the Annual Income Amount will be available in the current Annuity Year without it being considered a withdrawal of Excess Income. In the event that a required minimum distribution is calculated in a calendar year that crosses more


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

 than one Annuity Year and you choose to satisfy the entire required minimum distribution for that calendar year in the next Annuity Year, the distribution taken in the next Annuity Year will reduce your Annual Income Amount in that Annuity Year on a dollar for dollar basis. If the required minimum distribution not taken in the prior Annuity Year is greater than the Annual Income Amount as guaranteed by the benefit in the current Annuity Year, the total required minimum distribution amount may be taken without being treated as a withdrawal of Excess Income.

 In any year in which the requirement to take required minimum distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a required minimum distribution if not for the suspension as eligible for treatment as described herein.

 EXAMPLE - REQUIRED MINIMUM DISTRIBUTIONS
 The following example is purely hypothetical and is intended to illustrate a scenario in which the required minimum distribution amount in a given Annuity Year is greater than the Annual Income Amount.

 Annual Income Amount = $5,000

 Remaining Annual Income Amount = $3,000

 Required Minimum Distribution = $6,000

 The amount you may withdraw in the current Annuity Year without it being treated as an Excess Withdrawal is $4,000. ($3,000 + ($6,000 - $5,000) =
 $4,000).

 If the $4,000 withdrawal is taken, the remaining Annual Income Amount will be zero and the remaining required minimum distribution amount of $2,000 may be taken in the subsequent Annuity Year (when your Annual Income Amount is reset to $5,000) without proportionally reducing all guarantees associated with the Spousal Highest Daily Lifetime 6 Plus benefit as described above. The amount you may withdraw in the subsequent Annuity Year if you stop taking withdrawals in the current Annuity Year and choose not to satisfy the required minimum distribution in the current Annuity Year (assuming the Annual Income Amount in the subsequent Annuity Year is $5,000) without being treated as a withdrawal of Excess Income is $6,000. This withdrawal must comply with all IRS guidelines in order to satisfy the required minimum distribution for the current calendar year.

 DEATH BENEFIT COMPONENT OF SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS.
 If you elect Spousal Highest Daily Lifetime 6 Plus, we include a death benefit (Death Benefit), at no additional cost, that is linked to the Annual Income Amount under the benefit. If a death benefit is triggered and you currently own Spousal Highest Daily Lifetime 6 Plus benefit, then your Death Benefit will be equal to the greatest of:
..   the basic death benefit under the Annuity; and
..   the amount of any optional death benefit you may have elected and remains in effect; and
..   a) if no Lifetime Withdrawal had been taken prior to death, 300% of the
    Annual Income Amount that would have been determined on the date of death if a Lifetime Withdrawal had occurred on that date or (b) if a Lifetime Withdrawal had been taken prior to death, 300% of the Annual Income Amount as of our receipt of due proof of death. Under this component of the Death Benefit, we will not recapture the amount of any purchase Credit applied to an X Series Annuity granted within 12 months prior to death.

 Upon the death of the first of the spousal designated lives, if a Death Benefit, as described above, would otherwise be payable, and the surviving designated life chooses to continue the Annuity, the Account Value will be adjusted, as of the date we receive due proof of death, to equal the amount of that Death Benefit if paid out in a lump sum, and the Spousal Highest Daily Lifetime 6 Plus benefit remains in force. Upon the death of the second Spousal designated life, the Death Benefit described above will be payable and the Spousal Highest Daily Lifetime 6 Plus rider will terminate as of the date we receive due proof of death.

 PLEASE NOTE THAT THE DEATH BENEFIT UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS IS NOT PAYABLE IF YOUR ACCOUNT VALUE IS REDUCED TO ZERO AS A RESULT OF WITHDRAWALS OR IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH. THIS DEATH BENEFIT MAY NOT BE AVAILABLE IN ALL STATES.

 BENEFITS UNDER SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS
..   To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime 6 Plus, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first

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


   death. If this were to occur, you are not permitted to make additional purchase payments to your Annuity. To the extent that cumulative withdrawals in the Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime 6 Plus benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to satisfy a required minimum distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life provided the designated lives were spouses at the death of the first designated life. Please note that if your Account Value is reduced to zero as a result of withdrawals, the Death Benefit (described above) will also be reduced to zero and the Death Benefit will not be payable.
..   Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the first day of the calendar month coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.
..   If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life as long as the designated lives were spouses at the time of the first death. If, due to death of a designated life or divorce prior to annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

 If no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin.

 PLEASE NOTE THAT THE DEATH BENEFIT (DESCRIBED ABOVE) IS NOT PAYABLE IF ANNUITY PAYMENTS ARE BEING MADE AT THE TIME OF THE DECEDENT'S DEATH.

 OTHER IMPORTANT CONSIDERATIONS
..   Withdrawals under the Spousal Highest Daily Lifetime 6 Plus benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as withdrawals that exceed the Annual Income Amount. If you have an active Systematic
    Withdrawal program running at the time you elect this benefit, the first Systematic Withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal.
..   Withdrawals made while the Spousal Highest Daily Lifetime 6 Plus benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken pro-rata from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the DCA Fixed Rate Options (if you are participating in the 6 or 12 Month DCA Program). Withdrawals from the DCA Fixed Rate Options will be taken on a last-in, first-out basis. As discussed in the prospectus, you may participate in the 6 or 12 Month Dollar Cost Averaging Program only if your Annuity was issued on or after May 1, 2009.

..   You should carefully consider when to begin taking withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your Financial Professional when it may be appropriate for you to begin taking withdrawals.

..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value is reduced to zero (subject to program rules regarding the timing and amount of withdrawals), you will be able to receive your Annual Income Amount in the form of withdrawals.
..   You cannot allocate purchase payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com

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..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime 6 Plus benefit. The Spousal Highest Daily Lifetime 6 Plus benefit provides a guarantee that if your Account Value declines due to Sub-account performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts, the DCA Fixed Rate Options, and the AST Investment Grade Bond Sub-account triggered by the Spousal Highest Daily Lifetime 6 Plus mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
..   Upon inception of the benefit and to maintain the benefit, 100% of your
    Account Value must be allocated to the Permitted Sub-accounts (or any DCA Fixed Rate Options if you elect the 6 or 12 Month DCA Program). If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to reallocate your Account Value in accordance with our newly adopted requirements. However, you may be required to reallocate due to the merger of a Portfolio or the closing of a Portfolio. At the time of any change in requirements, and as applicable only to new elections of the benefit, transfers of Account Value and allocation of additional purchase payments may be subject to new investment limitations.
..   If you elect this benefit and in connection with that election, you are required to reallocate to different Sub-accounts, then on the Valuation Day we receive your request in good order, we will (i) sell units of the non-permitted investment options and (ii) invest the proceeds of those sales in the Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not arise until the close of business on the following Valuation Day.
..   The maximum charge for Spousal Highest Daily Lifetime 6 Plus is 1.50%
    annually of the greater of the Account Value and Protected Withdrawal
    Value. The current charge is 0.95% annually of the greater of Account Value and Protected Withdrawal Value. We deduct this charge on quarterly anniversaries of the benefit effective date. Thus, we deduct, on a quarterly basis, 0.2375% of the greater of the prior Valuation Day's
    Account Value, or the prior Valuation Day's Protected Withdrawal Value. We deduct the fee pro rata from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account, and the DCA Fixed Rate Options (if applicable). Since this fee is based on the greater of the Account Value and Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime
    6 Plus may be greater than it would have been, had it been based on the Account Value alone. The following example is hypothetical and is for illustrative purposes only.

..   You will begin paying the charge for this benefit as of the effective date of the benefit, even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.


 Assuming a benefit effective date of September 1, 2009 (which means that quarterly benefit anniversaries are: December 1, March 1, June 1, and September 1). Assume the Protected Withdrawal Value as of November 30, 2009 (prior Valuation Day's Protected Withdrawal Value) = $200,000.00 and the Account Value as of November 30, 2009 (prior Valuation Day's Account Value) = $195,000.00. The first benefit charge date would be December 1, 2009 and the benefit charge amount would be $475.00 ($200,000 X .2375%)

 If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all purchase payments made subsequent thereto (and any associated purchase Credits) (we refer to this as the "Account Value Floor"), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the entire Account Value is less than the Account Value Floor when we would deduct a charge for the benefit, then no charge will be assessed for that benefit quarter. If a charge for the Spousal Highest Daily Lifetime 6 Plus benefit would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, withdrawals may reduce the Account Value to zero. If this happens and the Annual Income Amount is greater than zero, we will make payments under the benefit and the Death Benefit (described above) will not be payable.

 ELECTION OF AND DESIGNATIONS UNDER THE BENEFIT
 Spousal Highest Daily Lifetime 6 Plus can only be elected based on two designated lives. Designated lives must be natural persons who are each other's spouses at the time of election of the benefit and at the death of the first of the designated lives to die. Currently, Spousal Highest Daily Lifetime 6 Plus only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:
..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The youngest Owner/Annuitant and the beneficiary must be at least 50 years old and the oldest must be at least 55 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. The youngest Owner must be at least 50 years old and the oldest owner must be at least 55 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant.

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   The youngest of the Annuitant and the Contingent Annuitant must be at least
    50 years old and the oldest must be at least 55 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:

 (a)if one Owner dies and the surviving spousal Owner assumes the Annuity, or
 (b)if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the designated lives divorce, the Spousal Highest Daily Lifetime 6 Plus benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage.

 Spousal Highest Daily Lifetime 6 Plus can be elected at the time that you purchase your Annuity or after the Issue Date, subject to availability, and our eligibility rules and restrictions. If you elect Spousal Highest Daily Lifetime 6 Plus and terminate it, you can re-elect it, subject to our current rules and availability. Additionally, if you currently own an Annuity with a living benefit that is terminable, you may terminate your existing benefit rider and elect any available benefits subject to our current rules. See "Termination of Existing Benefits and Election of New Benefits" in the prospectus for information pertaining to elections, termination and re-election of benefits. PLEASE NOTE THAT IF YOU TERMINATE A LIVING BENEFIT AND ELECT A NEW LIVING BENEFIT, YOU LOSE THE GUARANTEES THAT YOU HAD ACCUMULATED UNDER YOUR EXISTING BENEFIT AND WILL BEGIN THE NEW GUARANTEES UNDER THE NEW BENEFIT YOU ELECTED BASED ON YOUR ACCOUNT VALUE AS OF THE DATE THE NEW BENEFIT BECOMES ACTIVE. You and your financial professional should carefully consider whether terminating your existing benefit and electing a new benefit is appropriate for you. We reserve the right to waive, change and/or further limit the election frequency in the future.

 TERMINATION OF THE BENEFIT
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election may apply. The benefit automatically terminates: (i) if upon the death of the first designated life, the surviving designated life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first designated life), (ii) upon the death of the second designated life (except as may be needed to pay the Death Benefit associated with this benefit), (iii) upon your termination of the benefit, (iv) upon your surrender of the Annuity, (v) upon your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount),
 (vi) if both the Account Value and Annual Income Amount equal zero, or
 (vii) if you cease to meet our requirements as described in "Election of and Designations under the Benefit".

 Upon termination of Spousal Highest Daily Lifetime 6 Plus other than upon death of a designated life or annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts (including any amounts in the DCA Fixed Rate Options), and (ii) unless you are participating in an asset allocation program (i.e., Custom Portfolios Program (FKA - Optional Allocation & Rebalancing Program), Automatic Rebalancing Program, or 6 or 12 Month DCA Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, pro rata (i.e. in the same proportion as the current balances in your variable investment options). If prior to the transfer from the AST Investment Grade Bond Sub-account the Account Value in the variable investment options is zero, we will transfer such amounts according to your most recent allocation instructions.

 HOW SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS TRANSFERS ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT. See "How Highest Daily Lifetime 6 Plus Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account" above for information regarding this component of the benefit.

 ADDITIONAL TAX CONSIDERATIONS
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

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 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime 6 Plus through a non-qualified annuity, as with all withdrawals, once all purchase payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

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                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. IF AN ANNUITY IS OWNED BY ONE OR MORE NATURAL PERSONS, THE DEATH BENEFIT IS PAYABLE UPON THE FIRST DEATH OF AN OWNER. IF AN ANNUITY IS OWNED BY AN ENTITY, THE DEATH BENEFIT IS PAYABLE UPON THE ANNUITANT'S DEATH, IF THERE IS NO CONTINGENT ANNUITANT. Please note that if your Annuity is held as a Beneficiary Annuity and owned by one of the permissible entities, no death benefit will be payable since the Annuity will continue distributing the required distributions over the life expectancy of the Key Life until either the Account Value is depleted or the Annuity is fully surrendered. Generally if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers two different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. NOTWITHSTANDING THE ADDITIONAL PROTECTION PROVIDED UNDER THE OPTIONAL DEATH BENEFITS, THE ADDITIONAL COST HAS THE IMPACT OF REDUCING THE NET PERFORMANCE OF THE INVESTMENT OPTIONS. IN ADDITION, WITH RESPECT TO THE X SERIES, UNDER CERTAIN CIRCUMSTANCES, YOUR DEATH BENEFIT MAY BE REDUCED BY THE AMOUNT OF ANY PURCHASE CREDITS WE APPLIED TO YOUR PURCHASE PAYMENTS. (SEE "HOW ARE PURCHASE CREDITS APPLIED TO MY ACCOUNT VALUE".)

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent annuitant when a Nonqualified Annuity Annuity is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. In some of our Annuities we allow for the naming of a co-annuitant, which also is used to mean the successor annuitant (and not another life used for measuring the duration of an annuity payment option). Like in the case of a contingent annuitant, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity subject to Section 72(u) of the Code as such Annuity does not receive tax deferral benefits.

 The basic Death Benefit is equal to the greater of:
..   The sum of all purchase payments (not including any Purchase Credits) less the sum of all proportional withdrawals.
..   The sum of your Account Value in the Sub-accounts, the Fixed Rate Options, the DCA Fixed Rate Options, and the Benefit Fixed Rate Account (less the amount of any Purchase Credits applied within 12-months prior to the date of death, with respect to the X Series).

 "PROPORTIONAL WITHDRAWALS" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in purchase payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS

 One optional Death Benefit is offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries. No optional Death Benefit is available if your Annuity is held as a Beneficiary Annuity. We reserve the right to cease offering any optional death benefit.


 CURRENTLY, THESE BENEFITS ARE ONLY OFFERED IN THOSE JURISDICTIONS WHERE WE HAVE RECEIVED REGULATORY APPROVAL AND MUST BE ELECTED AT THE TIME THAT YOU PURCHASE YOUR ANNUITY. WE MAY, AT A LATER DATE, ALLOW EXISTING ANNUITY OWNERS TO PURCHASE AN OPTIONAL DEATH BENEFIT SUBJECT TO OUR RULES AND ANY CHANGES OR RESTRICTIONS IN THE BENEFITS. THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH BENEFIT MAY ONLY BE ELECTED INDIVIDUALLY, AND CANNOT BE ELECTED IN COMBINATION WITH ANY OTHER OPTIONAL DEATH BENEFIT. IF YOU ELECT SPOUSAL LIFETIME FIVE, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS, OR THE BIO FEATURE OF THE HIGHEST DAILY LIFETIME SEVEN OR THE HIGHEST DAILY LIFETIME 7 PLUS SUITE OF BENEFITS, YOU ARE NOT PERMITTED TO ELECT AN OPTIONAL DEATH BENEFIT. WITH RESPECT TO THE X SERIES, UNDER CERTAIN CIRCUMSTANCES, EACH OPTIONAL DEATH BENEFIT THAT YOU ELECT MAY BE REDUCED BY THE AMOUNT OF PURCHASE CREDITS APPLIED TO YOUR PURCHASE PAYMENTS.

 INVESTMENT RESTRICTIONS MAY APPLY IF YOU ELECT CERTAIN OPTIONAL DEATH BENEFITS. SEE THE CHART IN THE "INVESTMENT OPTIONS" SECTION OF THE PROSPECTUS FOR A LIST OF INVESTMENT OPTIONS AVAILABLE AND PERMITTED WITH EACH BENEFIT.

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 COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE ("HAV") DEATH BENEFIT

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 CERTAIN OF THE PORTFOLIOS OFFERED AS SUB-ACCOUNTS UNDER AN ANNUITY MAY NOT BE AVAILABLE IF YOU ELECT THE COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT. IF YOU ELECT THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE THEN PERMITTED AND AVAILABLE OPTION(S). IN ADDITION, WE RESERVE THE RIGHT TO REQUIRE YOU TO USE CERTAIN ASSET ALLOCATION MODEL(S) IF YOU ELECT THIS DEATH BENEFIT.

 CALCULATION OF THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described below, and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series or as otherwise provided for under applicable State law) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;


    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior Annuity Anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series or as otherwise provided for under applicable State law) made after the Death Benefit Target Date;


    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.


 With respect to the X Series, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Purchase Credits under certain circumstances, if allowed under applicable State law. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.


 CALCULATION OF HIGHEST ANNIVERSARY VALUE DEATH BENEFIT
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date. If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value as of the Owner's date of death. If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of: 1. the basic Death Benefit described above; and 2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series) less the sum of all proportional withdrawals since the Death Benefit Target Date. The amount determined by this calculation is increased by any purchase payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven.

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 See Appendix C for examples of how the "Combination 5% Roll-up and Highest
 Anniversary Value Death Benefit" is calculated.


 KEY TERMS USED WITH THE COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT:

   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the Annuity Anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any purchase payments (and associated Purchase Credits received more than 12 months prior to death for the X series or as otherwise provided for under applicable State law) since such anniversary.
   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to date of death with respect to the X Series or as otherwise provided for under applicable State law).

   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($125,000) by 10% or $12,500.

 HIGHEST DAILY VALUE DEATH BENEFIT ("HDV")

 The Highest Daily Value Death Benefit is no longer available for new elections. If an Annuity has one Owner, the Owner must have been age 79 or less at the time the Highest Daily Value Death Benefit was elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must have been age 79 or less at the time of election and death of the Owner refers to the death of the Annuitant.

 IF YOU ELECTED THIS BENEFIT, YOU MUST ALLOCATE YOUR ACCOUNT VALUE IN ACCORDANCE WITH THE PERMITTED AND AVAILABLE OPTION(S) WITH THIS BENEFIT.

       The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date (see the definitions below).

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and

       2. the HDV on the Death Benefit Target Date plus the sum of all purchase payments (including any Purchase Credits applied to such purchase payments more than twelve (12) months prior to the date of death with respect to the X Series or as otherwise provided for under applicable State law) less the sum of all proportional withdrawals since the Death Benefit Target Date.


 THE AMOUNT DETERMINED BY THIS CALCULATION IS INCREASED BY ANY PURCHASE PAYMENTS RECEIVED AFTER THE OWNER'S DATE OF DEATH AND DECREASED BY ANY PROPORTIONAL WITHDRAWALS SINCE SUCH DATE.

 THE HIGHEST DAILY VALUE DEATH BENEFIT IS NOT AVAILABLE IF YOU ELECT HIGHEST DAILY GRO, HIGHEST DAILY LIFETIME FIVE, SPOUSAL LIFETIME FIVE, HIGHEST DAILY LIFETIME SEVEN, SPOUSAL HIGHEST DAILY LIFETIME SEVEN, HIGHEST DAILY LIFETIME 7 PLUS (INCLUDING BIO OR LIA), SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS (INCLUDING
 BIO) OR THE "COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE" DEATH
 BENEFIT.

 KEY TERMS USED WITH THE HIGHEST DAILY VALUE DEATH BENEFIT:
   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80th birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

   . The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any purchase payments (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death with respect to the X Series or as otherwise provided for under applicable State law) since such date.


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   .   The Daily Value is the Account Value as of the end of each Valuation
       Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Purchase Credits applied more than twelve (12) months prior to the date of death with respect to the X Series or as otherwise provided for under applicable State law).

   . Proportional Withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

      Please see Appendix C for examples of how the Highest Daily Value Death Benefit is calculated.

 ANNUITIES WITH JOINT OWNERS
 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit (unless the Annuity is held as a Beneficiary Annuity).

 ANNUITIES OWNED BY ENTITIES
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 CAN I TERMINATE THE OPTIONAL DEATH BENEFITS? DO THE OPTIONAL DEATH BENEFITS TERMINATE UNDER OTHER CIRCUMSTANCES?

 For the B Series and the X Series, the Combination 5% Roll-up and HAV Death Benefit and the HDV Death Benefit may not be terminated once elected. With respect to the L Series only, (i) if the HDV Death Benefit or Combination 5% Roll-up and HAV Death Benefit is elected on the Issue Date, then you may elect to terminate either benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but if you do terminate you will revert to the base death benefit, and you may not thereafter re-elect either optional benefit and (ii) if you did not elect any optional death benefit on the Issue Date, then you may elect the Combination 5% Roll-up and HAV Death Benefit on the fifth Annuity anniversary and each Annuity anniversary thereafter (but not later than the tenth Annuity anniversary), but you may not thereafter terminate that election. If your Annuity Anniversary, at the time of election of the Combo 5% Roll-Up and HAV Death Benefit rider, falls on a non-business day, your rider will be added to your Contract on the next Valuation Day. If this occurs, we will compare your "Periodic Value" to your "Unadjusted Account Value" (each as defined in the rider) on that Valuation Day. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations. For jointly owned Annuities, the optional death benefits are payable upon the first death of either Owner and therefore terminate and do not continue if a surviving spouse continues the Annuity. Where an Annuity is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the Annuity is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the Account Value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the Annuity.


 WHAT ARE THE CHARGES FOR THE OPTIONAL DEATH BENEFITS?
 We deduct a charge equal to 0.50% per year of the average daily net assets of the Sub-accounts for the HDV Death Benefit. We deduct a charge of 0.80% for the Combination 5% Roll-Up and HAV Death Benefit issued on or after May 1, 2009, and a charge of 0.50% before May 1, 2009. We deduct the charge for each of these benefits to compensate Pruco Life for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PAYMENT OF DEATH BENEFITS



 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES OWNED BY INDIVIDUALS (NOT ASSOCIATED WITH TAX-FAVORED PLANS) Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity.

 If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

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 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the beneficiary or over the life of the beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed:
    -- as a lump sum payment; or
    -- Unless you have made an election prior to Death Benefit proceeds becoming due, a beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of required distributions.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 ALTERNATIVE DEATH BENEFIT PAYMENT OPTIONS - ANNUITIES HELD BY TAX-FAVORED PLANS The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the beneficiary is your surviving spouse.


   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the owner. Note that the Worker, Retiree and Employer Recovery Act of 2008 suspended Required Minimum Distributions for 2009. If your beneficiary elects to receive full distribution by December 31/st/ of the year including the five year anniversary of the date of death, 2009 shall not be included in the five year requirement period. This effectively extends this period to December 31/st/ of the year including the six year anniversary date of death.

   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. For this distribution requirement also, 2009 shall not be included in the five year requirement period.
   . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

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 BENEFICIARY CONTINUATION OPTION
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)), Beneficiary Annuities and non-qualified Annuities.

 Under the Beneficiary Continuation Option:
   . The beneficiary must apply at least $15,000 to the Beneficiary Continuation Option. Thus the death benefit must be at least $15,000.
   . The Owner's Annuity contract will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. The charge is 1.00% per year.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. The fee will only be applied if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   .   No Fixed Rate Options will be offered.
   .   No additional purchase payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.

   . If the beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in good order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.


 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 SPOUSAL ASSUMPTION OF ANNUITY
 You may name your spouse as your beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation or the Annuity is held as a Beneficiary Annuity (if available under your Annuity), the spouse beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional purchase payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional purchase payments.



 See the section entitled "Managing Your Annuity - Spousal Designations and Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

 EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
 There are certain exceptions to the amount of the Death Benefit:

 Death Benefit Suspension Period. You should be aware that there is a Death Benefit suspension period (unless prohibited by applicable law). If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death, any Death Benefit (including any optional Death

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 Benefit) that applies will be suspended for a two-year period as to that person from the date he or she first became Owner or Annuitant. While the two year suspension is in effect, the Death Benefit amount will equal the Account Value, less (if allowed by applicable state law) any Purchase Credits (for the X Series) granted during the period beginning 12 months prior to decedent's date of death and ending on the date we receive Due Proof of death. Thus, if you had elected an Optional Death Benefit, and the suspension were in effect, you would be paying the fee for the Optional Death Benefit even though during the suspension period your Death Benefit would have been limited to the Account Value. After the two year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See the section of the prospectus above generally with regard to changes of Owner and Annuitant that are allowable.

 With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.

 WHEN DO YOU DETERMINE THE DEATH BENEFIT?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death) any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option. Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. DURING THE PERIOD FROM THE DATE OF DEATH UNTIL WE RECEIVE ALL REQUIRED PAPER WORK, THE AMOUNT OF THE DEATH BENEFIT MAY BE SUBJECT TO MARKET FLUCTUATIONS.

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                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Rate Option. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Rate Option. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefits - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to the X Series, the Account Value includes any Purchase Credits we applied to your purchase payments which we are entitled to recover under certain circumstances.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section below entitled "Termination of Optional Benefits" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 EXAMPLE
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-business day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Day is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets Inc. ("CGM"). We extend this pricing treatment to orders that you submit directly through CGM and to certain orders submitted through Morgan Stanley Smith Barney LLC ("MSSB") where CGM serves as clearing firm for MSSB. Your MSSB registered representative can tell you whether your order will be cleared through CGM. In addition, we currently have an arrangement with Merrill, Lynch, Pierce, Fenner & Smith, Inc. ("Merrill Lynch") under which transfer orders between Sub-accounts that are received in good order by Merrill Lynch prior to the NYSE close on a given Valuation Day will be priced by us as of that Valuation Day. The arrangements with CGM, MSSB, and Merrill Lynch may be terminated or modified in certain circumstances.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request. The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and

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 Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.


 If, pursuant to SEC rules, the AST Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the AST Money Market Sub-account until the Portfolio is liquidated.


 INITIAL PURCHASE PAYMENTS: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Purchase Credit with respect to the X Series) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amounts. You will not be credited with interest during that period.

 As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that until such time that the insurer is notified of the firm's principal approval and is provided with the application, or is notified of the firm principal's rejection, customer funds will be held by the insurer in a segregated bank account. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to our general creditors. Moreover, because the FINRA rule authorizing the use of such accounts is new, there may be uncertainty as to the segregation and treatment of such insurance company general account assets under applicable Federal and State laws.

 ADDITIONAL PURCHASE PAYMENTS: We will apply any additional purchase payments (and any associated Purchase Credit with respect to the X Series) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 SCHEDULED TRANSACTIONS: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Auto-Rebalancing, Systematic Withdrawals, Systematic Investments, required Minimum Distributions, substantially equal periodic payments under section 72(t) of the Code, and annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required Minimum Distributions, substantially equal periodic payments under Section 72(t) of the Code, and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 UNSCHEDULED TRANSACTIONS: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and
 (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the Financial Professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in good order, and will process the transaction in accordance with the discussion in "When Do You Process And Value Transactions?"

 MEDICALLY-RELATED SURRENDERS & DEATH BENEFITS: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 We are generally required by law to pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in good order.

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 TERMINATION OF OPTIONAL BENEFITS: Except for the Guaranteed Minimum Income
 Benefit, the Combination 5% Roll-up and Highest Anniversary Value Death Benefit and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

 TRANSACTIONS IN PROFUNDS VP SUB-ACCOUNTS: Generally, purchase or redemption orders or transfer requests must be received by us by no later than the close of the NYSE to be processed on the current Valuation Day. However, any transfer request involving the ProFunds VP Sub-accounts must be received by us no later than one hour prior to any announced closing of the applicable securities exchange (generally, 3:00 p.m. Eastern time) to be processed on the current Valuation Day. The "cut-off" time for such financial transactions involving a ProFunds VP Sub-account will be extended to 1/2 hour prior to any announced closing (generally, 3:30 p.m. Eastern time) for transactions submitted electronically through Prudential Annuities' Internet website (www.prudentialannuities.com). You cannot request a transaction involving the transfer of units in one of the ProFunds VP Sub-accounts between the applicable "cut-off" time and 4:00 p.m.

 Transactions received after 4:00 p.m. will be treated as received by us on the next Valuation Day.

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                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to Purchase Payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions.

 This discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples or same-sex marriages. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the annuity within the meaning of the tax law upon the death of the first partner under the annuity's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil union or same-sex marriage partner. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the annuity.

 The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for Nonqualified Annuity Contracts and Required Distributions Upon Your Death for Qualified Annuity Contracts in this Tax Considerations section.

 NONQUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A NONQUALIFIED ANNUITY IS OWNED BY AN INDIVIDUAL OR NON-NATURAL PERSON AND IS NOT ASSOCIATED WITH A TAX-FAVORED RETIREMENT PLAN.

 TAXES PAYABLE BY YOU
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract Owner.

 It is possible that the Internal Revenue Service (IRS) could assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for Owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments or surrender your Annuity no later than the first day of the calendar month next following the maximum Annuity date for your Annuity. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Annuity. However, the IRS may not then consider your contract to be an annuity under the tax law.

 TAXES ON WITHDRAWALS AND SURRENDER
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of Purchase Payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of Purchase Payments until all Purchase Payments have been returned. After all Purchase Payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.


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 If you choose to receive payments under an interest payment option, or a
 Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 TAXES ON ANNUITY PAYMENTS
 A portion of each annuity payment you receive will be treated as a partial return of your Purchase Payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your Purchase Payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your Purchase Payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your Purchase Payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed purchase payments in the Annuity and the total value of the anticipated future payments until such time as all Purchase Payments have been recovered.

 Please refer to your Annuity contract for the maximum Annuity Date, also described above.

 PARTIAL ANNUITIZATION
 Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

 MEDICARE TAX ON NET INVESTMENT INCOME
 The Patient Protection and Affordable Care Act, also known as the 2010 Health Care Act, included a new Medicare tax on investment income. This new tax, which is effective in 2013, assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of "modified adjusted gross income" over a threshold amount. The "threshold amount" is $250,000 for married taxpayers filing jointly, $125,000 for married taxpayers filing separately, $200,000 for single taxpayers, and approximately $12,000 for trusts. The taxable portion of payments received as a withdrawal, surrender or annuity payment will be considered investment income for purposes of this surtax.

 TAX PENALTY FOR EARLY WITHDRAWAL FROM A NONQUALIFIED ANNUITY CONTRACT
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty);
    or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 SPECIAL RULES IN RELATION TO TAX-FREE EXCHANGES UNDER SECTION 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Please note that multiple Nonqualified contracts issued to you by us or any other Prudential affiliates during the same calendar year will be aggregated and treated as a single contract for tax purposes. Therefore, a distribution within 12 months from one or more contracts within the aggregate group may disqualify the partial Section 1035 exchange. Tax free exchange treatment will be retained under certain circumstances if you are eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.


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 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% tax penalty.

 TAXES PAYABLE BY BENEFICIARIES
 The Death Benefit options are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the Owner's estate for federal estate tax purposes. Generally, the same tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the Beneficiary is taxed in the year of payment on gain in the contract.
..   Within 5 years of death of Owner: the Beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the Owner: the Beneficiary is taxed on each payment (part will be treated as gain and part as return of Purchase Payments).

 CONSIDERATIONS FOR CONTINGENT ANNUITANTS: We may allow the naming of a contingent Annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by an entity owner when such contracts do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.

 REPORTING AND WITHHOLDING ON DISTRIBUTIONS
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (including resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless you provide us with a U.S. residential address.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 ENTITY OWNERS
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a Charitable Remainder Trust (CRT), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually. As there are charges for the living benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such living benefits violates their fiduciary duty to the remainder beneficiary.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Code, such contract shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity. At this time, we will not issue Annuities to grantor trusts with multiple grantors.

 Where a contract is structured so that it is owned by a grantor trust but the Annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor of the trust if the grantor pre-deceases the Annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the Beneficiary and it is not eligible for the death benefit provided under the contract.


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 ANNUITY QUALIFICATION
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR NONQUALIFIED ANNUITY CONTRACTS. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). Your designated Beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the Owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the Annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 CHANGES IN YOUR ANNUITY. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract Owners and you will be given notice to the extent feasible under the circumstances.

 QUALIFIED ANNUITY CONTRACTS
 IN GENERAL, AS USED IN THIS PROSPECTUS, A QUALIFIED ANNUITY IS AN ANNUITY CONTRACT WITH APPLICABLE ENDORSEMENTS FOR A TAX-FAVORED PLAN OR A NONQUALIFIED ANNUITY CONTRACT HELD BY A TAX-FAVORED RETIREMENT PLAN.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs), including inherited
    IRAs (which we refer to as a Beneficiary IRA), which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs, including inherited Roth IRAs (which we refer to as a
    Beneficiary Roth IRA) under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code)
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.


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 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 TYPES OF TAX-FAVORED PLANS
 IRAS. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "Free Look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the Purchase Payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. In 2011 the contribution limit is $5,000. The contribution amount is indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA.

 In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover, and if permitted by the plan. Under the Worker, Retiree and Employer Recovery Act of 2008, employer retirement plans are required to permit non-spouse Beneficiaries to roll over funds to an inherited IRA for plan years beginning after December 31, 2009. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as Owner of the contract, must be the "Annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as Owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $49,000 in 2011 ($49,000 in 2010) or (b) 25% of your taxable compensation paid by the contributing


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   employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2011, this limit is $245,000 ($245,000 for 2010);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $16,500 in 2011 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2011. These amounts are indexed for inflation. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same "Free Look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59 1/2; (b) after the Owner's death; (c) due to the Owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot "rollover" benefits from a traditional IRA to a Roth IRA.

 TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $16,500 in 2011. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,500 in 2011. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another employer's TDA plan or mutual fund


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 "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

 REQUIRED MINIMUM DISTRIBUTIONS AND PAYMENT OPTIONS
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.

 CHARITABLE IRA DISTRIBUTIONS.
 The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended this provision until the end of 2011.

 For distributions in tax years beginning after 2005 and before 2012, the Act provides an exclusion from gross income, up to $100,000 for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deductions, if any, for charitable contributions.

 The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

 REQUIRED DISTRIBUTIONS UPON YOUR DEATH FOR QUALIFIED ANNUITY CONTRACTS
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated Beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated Beneficiary and whether that Beneficiary is your surviving spouse.

..   If you die after a designated Beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated Beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse as sole primary beneficiary, the contract may be continued with your spouse as the Owner.


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..   If you die before a designated Beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated Beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated Beneficiary. A designated Beneficiary may elect to apply the rules for no designated Beneficiary if those would provide a smaller payment requirement.

 A Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 TAX PENALTY FOR EARLY WITHDRAWALS FROM QUALIFIED ANNUITY CONTRACTS
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually.
    (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments or additional contributions to the contract during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 WITHHOLDING
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned contracts or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions
..   If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA REQUIREMENTS
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party


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 dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 SPOUSAL CONSENT RULES FOR RETIREMENT PLANS - QUALIFIED CONTRACTS
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.

 GIFTS AND GENERATION-SKIPPING TRANSFERS
 If you transfer your contract to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

 ADDITIONAL INFORMATION
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.


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                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?

 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudential.com or any other electronic means, including diskettes or CD ROMs. We generally send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional purchase payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter, if there have been transactions during the quarter. We may confirm regularly scheduled transactions, including, but not limited to the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) and (q) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We will also send an annual report and a semi-annual report containing applicable financial statements for the Portfolios to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.


 WHAT IS PRUCO LIFE?
 Pruco Life Insurance Company (Pruco Life) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit (e.g., the Protected Withdrawal Value, for Highest Daily Lifetime 6 Plus) exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life's ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.

 Pruco Life incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company, One Corporate Drive, Shelton, CT 06484 or by calling 800-752-6342. Pruco Life files periodic reports as required under the Exchange Act. The public may read and copy any materials that Pruco Life files with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 202-551-8090. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see http://www.sec.gov). Our internet address is http://www.prudentialannuities.com.


 Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2010, non-affiliated entities that could be deemed service providers to Pruco Life and/or another insurer within the Prudential Annuities business unit consisted of the following: Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street, East Hartford CT 06108, Ascensus (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Alerus Retirement Solutions (qualified plan administrator) ,State Street Financial Center One, Lincoln Street, Boston, MA 02111, Aprimo (fulfillment of marketing materials), 510 East 96/th/ Street, Suite 300, Indianapolis,
 IN 46240, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12/th/ Ave, Suite 202, Pompano Beach, FL 33069, Broadridge Investor Communication Solutions, Inc. (proxy tabulation services), 51 Mercedes Way, Edgewood, NY 11717, Consona (maintenance and storage of administrative documents), 333 Allegheny Avenue, Suite 301 North, Oakmont, PA 15139-2066, Depository Trust & Clearing Corporation (clearing and settlement services), 55 Water Street, 26/th/ Floor, New York, NY 10041, DG3 North America, Inc. (proxy and prospectus printing and mailing services), 100 Burma Road, Jersey City, NJ 07305, DST Systems, Inc. (clearing and settlement services), 4900 Main, 7/th/ Floor, Kansas City, MO 64112, EBIX, Inc. (order-entry system), 5 Concourse Parkway, Suite 3200, Atlanta, GA 30328, ExlService Holdings, Inc., (administration of annuity contracts), 350 Park Avenue, 10/th/ Floor, New York, NY 10022, Diversified Information Technologies Inc. (records management), 123 Wyoming Avenue, Scranton, PA 18503, Fiserv (composition, printing and mailing of confirmation and quarterly statements), 881 Main Street, Manchester, CT 06040, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials), 26 Barnes Industrial Park Road, North Wallingford, CT 06492, Insurance Technologies (annuity illustrations), 38120 Amrhein Ave., Livonia, MI 48150, Lason Systems, Inc. (contract printing and mailing), 1305 Stephenson Highway, Troy, MI 48083, Morningstar Associates LLC (asset allocation


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 recommendations) , 225 West Wacker Drive Chicago, IL 60606, National Financial
 Services (clearing and settlement services), NEPS, LLC (composition, printing, and mailing of contracts and benefit documents), 12 Manor Parkway, Salem, NJ 03079, Pershing LLC (order-entry systems provider), One Pershing Plaza, Jersey City, NJ 07399, RR Donnelley Receivables, Inc. (printing annual reports and prospectuses), 111 South Wacker Drive, Chicago, IL 60606-4301, Skywire
 Software (composition, printing, and mailing of contracts and benefit documents), 150 Post Street, Suite 500, San Francisco, CA 94108, VG Reed & Sons, Inc. (printing and fulfillment of annual reports), 1002 South 12/th/ Street, Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials), 255 Long Beach Boulevard, Stratford, CT 06615.


 WHAT IS THE SEPARATE ACCOUNT?
 THE SEPARATE ACCOUNT. We have established a Separate Account, the Pruco Life Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the variable annuity contracts. The Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life and legally belong to us. These assets are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life. The obligations under the Annuities are those of Pruco Life, which is the issuer of the Annuities and the depositor of the Separate Account. More detailed information about Pruco Life, including its audited consolidated financial statements, is provided in the Statement of Additional Information.

 We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying portfolios, as allowed by applicable law. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.

 If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available Money Market Fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a Money Market Fund for any continued and future investments.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 VOTING RIGHTS
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also "mirror vote" shares within the separate account that are owned directly by us or by an affiliate. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting", it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions.

 Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 MATERIAL CONFLICTS
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 SERVICE FEES PAYABLE TO PRUCO LIFE
 Pruco Life and/or our affiliates receive substantial and varying administrative service payments, Rule 12b-1 fees, and "revenue sharing" payments from certain underlying Portfolios or related parties. Rule 12b-1 fees compensate our affiliated principal underwriter for distribution, marketing, and/or servicing functions. Administrative services payments compensate us for providing administrative services with respect to Annuity Owners invested indirectly in the Portfolio, which include duties such as recordkeeping shareholder services, and the mailing of periodic reports. We receive administrative services fees with respect to both affiliated underlying Portfolios and unaffiliated underlying Portfolios. The administrative services fees we receive from affiliates originate from the assets of the affiliated Portfolio itself and/or the assets of the Portfolio's investment adviser. In recognition of the administrative services provided by the relevant affiliated insurance companies, the investment advisers to certain affiliated Portfolios also make "revenue sharing" payments to such affiliated insurance companies. In any case, the existence of these fees tends to increase the overall cost of investing in the Portfolio. In addition, because these fees are paid to us, allocations you make to these affiliated underlying Portfolios benefit us financially.

 We collect these payments and fees under agreements between us and a Portfolio's principal underwriter, transfer agent, investment adviser and/or other entities related to the Portfolio.

 The 12b-1 fees and administrative services fees that we receive may vary among the different fund complexes that are part of our investment platform. Thus, the fees we collect may be greater or smaller, based on the Portfolios that you select. In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Portfolio on the "menu" of Portfolios that we offer through the Annuity.


 Please see the table entitled "Underlying Mutual Fund Portfolio Annual Expenses" for a listing of the Portfolios that pay a 12b-1 fee. With respect to administrative services fees, the maximum fee that we receive is equal to 0.40% of the average assets allocated to the Portfolio(s) under the Annuity. We expect to make a profit on these fees.


 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributors, and the amounts of such payments may vary between and among each adviser, sub-adviser, and distributor depending on their respective participation.

 During 2010, with regard to amounts that were paid under these kinds of arrangements described immediately above, the amounts ranged from approximately $568 to approximately $776,553. These amounts may have been paid to one or more Prudential-affiliated insurers issuing individual variable annuities.


 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE?

 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker/dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration (firms). Applications for each Annuity are solicited by registered representatives of those firms. In addition, PAD may offer the Annuity directly to potential purchasers.

 Under the selling agreements, commissions are paid to firms on sales of the Annuity according to one or more schedules. The registered representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of purchase payments made, up to a maximum of 5.50% for the L Series, 6.0% for the X Series and 7.0% for the B Series. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the separate account.

 In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealers firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide to us or our affiliates. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations and systems support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval and preferred programs to PAD. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events). These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. In addition, we or our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.


 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:
..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total assets, subject to certain criteria in certain Pruco Life products.
..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm (or its affiliated broker-dealers).
..   Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their registered representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments periodically during the relationship for systems, operational and other support.


 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2010) received payment with respect to our annuity business during 2010 (or as to which a payment amount was accrued during 2010). The firms listed below include those receiving payments in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2010, the least amount paid, and greatest amount paid, were $19.33 and $5,253,573.10 respectively.

 NAME OF FIRM:





  1st Global Capital Corp.
  AFA Financial Group
  Allegheny Investments Ltd
  Allen & Company of Florida, Inc.
  Allstate Financial Services, LLC
  American Financial Associates
  American Portfolio Financial Services Inc.
  Ameriprise Financial Inc.
  Ameritas Investment Corp.
  Anchor Bay Securities, LLC
  Arete Wealth Management
  Arvest Asset Management
  Askar Corporation
  Ausdal Financial Partners, Inc.
  AXA Advisors, LLC
  Banc of America Invest. SVS (SO)
  BB&T Investment Services, Inc.
  BBVA Compass Investment Solutions, Inc.
  BCG Securities, Inc.
  Berthel Fisher & Company
  BFT Financial Group, LLC
  Brookstone Securities, Inc.
  Cadaret, Grant & Co., Inc.
  Calton & Associates, Inc.
  Cambridge Investment Research, Inc.
  Cantella & Co., Inc.
  Cape Securities, Inc.
  Capital Analysts
  Capital Financial Services, Inc.
  Capital Growth Resources
  Capital Group Sec. Inc., The
  Capital Investment Group, Inc.
  Capital One Investment Services, LLC
  Capitol Securities Management, Inc.
  CCO Investment Services Corp.
  Centaurus Financial, Inc.
  CFD Investments, Inc.
  Chase Investment Services
  Comerica Securities, Inc.
  Commonwealth Financial Network
  Compak Securities
  Comprehensive Asset Management
  Cornerstone Financial
  Crescent Securities Group
  Crown Capital Securities, LP
  CUNA Brokerage Services, Inc.
  CUSO Financial Services, LP
  DeWaay Financial Network, LLC
  Elliott Davis Brokerage Services, LLC
  Equity Services, Inc.
  Essex Financial Services, Inc.
  Fifth Third Securities, Inc.
  Financial Advisers of America LLC
  Financial Network Investment
  Financial Planning Consultants
  Financial Telesis Inc.
  Financial West Group
  Fintegra, LLC
  First Allied Securities, Inc.
  First Brokerage America, LLC
  First Citizens Investor Services Inc
  First Financial Equity Corp.
  First Heartland Capital, Inc.
  First Southeast Investor Services
  First Tennessee Brokerage, Inc.
  First Western Advisors
  Florida Investment Advisers
  Foothill Securities, Inc.
  Fortune Financial Services, Inc.
  Founders Financial Securities, LLC
  Frost Brokerage Services
  FSC Securities Corp.
  FSIC
  G.A. Repple & Company
  GBS - Life Plans Unlimited
  Garden State Securities, Inc.
  Gary Goldberg & Co., Inc.
  Geneos Wealth Management, Inc.
  Genworth Financial Securities Corp.
  Girard Securities, Inc.
  Great American Advisors, Inc.
  Great Nation Investment Corp.
  GWN Securities, Inc.
  H. Beck, Inc.
  Hantz Financial Services, Inc.
  HBW Securities LLC
  H.D. Vest Investment
  Harbor Financial Services LLC
  Harbour Investments, Inc.
  Heim, Young & Associates, Inc.
  Hornor, Townsend & Kent, Inc.
  Huntleigh Securities
  IMS Securities
  Independent Financial Grp, LLC
  Infinex Investments, Inc.
  ING Financial Partners, Inc.
  Institutional Securities Corp.
  Intervest International Equities Corp.
  Invest Financial Corporation
  Investacorp
  Investment Centers of America
  Investment Professionals
  Investors Capital Corporation
  J.J.B. Hilliard Lyons, Inc.
  J.P. Turner & Company, LLC
  J.W. Cole Financial, Inc.
  Janney Montgomery Scott, LLC
  Key Investment Services LLC
  KMS Financial Services, Inc.
  Kovack Securities, Inc.
  LaSalle St. Securities, LLC
  Legend Equities Corporation
  Legg Mason
  Lincoln Financial Advisors
  Lincoln Financial Securities Corporation
  Lincoln Investment Planning
  Lombard Securities Inc.
  LPL Financial Corporation
  M Holdings Securities, Inc.
  Matrix Capital Group, Inc.
  McClurg Capital Corporation
  Merrill Lynch
  MetLife
  MICG Investment Mgmt, LLC
  Michigan Securities, Inc.
  Mid-Atlantic Capital Corp.
  MML Investors Services, Inc.
  Moloney Securities Company
  Money Concepts Capital Corp.
  Morgan Keegan & Company
  Morgan Stanley Smith Barney
  MTL Equity Products, Inc.
  Multi Financial Securities Corp.
  National Planning Corporation
  National Securities Corp.
  Nationwide Securities, LLC
  New England Securities Corp.
  Newbridge Securities Corp.
  Next Financial Group, Inc.
  NFP Securities, Inc.
  North Ridge Securities Corp.
  OFG Financial Services, Inc.
  OneAmerica Securities, Inc.
  Oppenheimer & Co., Inc.
  Pacific Financial Associates, Inc.
  Pacific West Securities, Inc.
  Packerland Brokerage Services, Inc. Park Avenue Securities, LLC
  Paulson Investment Co., Inc.
  People's Securities, Inc.
  PlanMember Securities Corp.
  PNC Investments, LLC
  Presidential Brokerage, Inc.
  Prime Capital Services, Inc.
  PrimeVest Financial Services
  Princor Financial Services Corp.
  ProEquities, Inc.
  Prospera Financial Services, Inc.
  Pruco Securities LLC
  Purshe Kaplan Sterling Investments
  QA3 Financial Corp.
  Questar Capital Corporation
  Raymond James & Associates, Inc.
  Raymond James Financial Services
  RBC Capital Markets Corporation
  Resource Horizons Group
  RNR Securities, LLC
  Robert W. Baird & Co., Inc.
  Rothman Securities
  Royal Alliance Associates, Inc.
  Sagepoint Financial, Inc.
  Sammons Securities Co., LLC
  Saunders Discount Brokerage, Inc.
  SCF Securities, Inc.
  Scott & Stringfellow, Inc.

  Securian Financial Services, Inc.
  Securities America, Inc.
  Securities Service Network, Inc.
  Sigma Financial Corporation
  Signator Investors, Inc.
  SII Investments, Inc.
  SMH Capital, Inc.
  Southwest Securities, Inc.
  Spire Securities LLC
  Stephens Insurance Svcs. Inc.
  Sterne Agee Financial Services, Inc.
  Stifel Nicolaus & Co., Inc.
  Strategic Fin Alliance Inc.
  Summit Brokerage Services, Inc.
  Summit Equities, Inc.
  Sunset Financial Services, Inc.
  SunTrust Investment Services, Inc.
  Symetra Investment Services Inc.
  TFS Securities, Inc.
  The Investment Center
  The Leaders Group, Inc.
  The O.N. Equity Sales Co.
  The Prudential Insurance Company of America
  Thoroughbred Financial Services
  Tower Square Securities, Inc.
  TransAmerica Financial Advisors, Inc.
  Triad Advisors, Inc.
  Trustmont Financial Group, Inc.
  UBS Financial Services, Inc.
  Unionbanc Investment Serv. LLC
  United Brokerage Services, Inc.
  United Planners Financial Services
  USA Financial Securities Corp.
  US Bank
  UVEST Financial Services Group, Inc.
  VALIC Financial Advisors, Inc
  Valmark Securities, Inc.
  VSR Financial Services, Inc.
  Waddell & Reed Inc.
  Wall Street Financial Group
  Walnut Street Securities, Inc.
  Wayne Hummer Investments LLC
  Wedbush Morgan Securities
  Wells Fargo Advisors LLC
  Wells Fargo Advisors LLC - Wealth
  Wells Fargo Investments, LLC
  Wescom Financial Services LLC
  Western International Securities, Inc.
  WFG Investments, Inc.
  Wilbanks Securities, Inc.
  Woodbury Financial Services, Inc.
  World Equity Group, Inc.
  World Group Securities, Inc.
  WRP Investments, Inc.
  Wunderlich Securities


 You should note that firms and individual registered representatives and branch managers with some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

 This Annuity is sold through firms that are unaffiliated with us, and also is sold through an affiliated firm called Pruco Securities LLC. Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuities and variable life insurance (among other products) through its registered representatives. Pruco Securities LLC also serves as principal underwriter of certain variable life insurance contracts issued by subsidiary insurers of Prudential Financial.

 FINANCIAL STATEMENTS
 The financial statements of the Separate Account and Pruco Life are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-888-PRU-2888 during our normal business hours,
..   writing to us via regular mail at Prudential Annuity Service Center, P.O.
    Box 7960, Philadelphia, PA 19176. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS

 Pruco Life is subject to legal and regulatory actions in the ordinary course of its business, including class action lawsuits. Pruco Life's pending legal and regulatory actions may include proceedings specific to it and proceedings generally applicable to business practices in the industry in which it operates. Pruco Life is subject to class action lawsuits and individual lawsuits involving a variety of issues, including sales practices, underwriting practices, claims payment and procedures, additional premium charges for premiums paid on a periodic basis, denial or delay of benefits, return of premiums or excessive premium charges and breaching fiduciary duties to customers. Pruco Life is subject to litigation involving commercial disputes with counterparties or partners and class action lawsuits and other litigation alleging, among other things, that it made improper or inadequate disclosures in connection with the sale of assets and annuity and investment products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. Pruco Life may be a defendant in, or be contractually responsible to third parties for, class action lawsuits and individual litigation arising from its operations, including claims for breach of contract. Pruco Life is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to Pruco Life and its products. In addition, Pruco Life, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of Pruco Life's pending legal and regulatory actions, parties may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

 In July 2010, Pruco Life and certain affiliates, as well as other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to life insurance policies for which death benefits, unless the beneficiary elects another settlement method, are placed in retained asset accounts, which earn interest and are subject to withdrawal in whole or in part at any time by the beneficiary. Pruco Life is cooperating with this investigation. Pruco Life has also been contacted by state insurance regulators and other governmental entities regarding retained asset accounts. In April 2010, a purported state-wide class action was filed against Prudential Insurance in Nevada state court alleging that Prudential Insurance delayed payment of death benefits and improperly retained undisclosed profits by placing death benefits in retained asset accounts. In January 2011, this action was dismissed. In February 2011, the plaintiff appealed the dismissal. An earlier case by the same plaintiff making substantially the same allegations was dismissed in federal court. In December 2010, a purported state-wide class action was filed in state court against Prudential Insurance and Prudential Financial and removed to federal court in Illinois. The complaint makes allegations under Illinois law substantially similar to the other retained asset account cases on behalf of a class of Illinois residents. In March 2011, an amended complaint dropping Prudential Financial, Phillips v. Prudential Insurance and Pruco Life, was filed. In July 2010, a purported nationwide class action was filed in Massachusetts federal court against Prudential Insurance relating to retained asset accounts associated with life insurance covering U.S. service members and veterans. Prudential Insurance has moved to dismiss the complaint. In November and December 2010, three additional purported class actions making substantially the same allegations on behalf of the same purported class of beneficiaries were filed against Prudential Insurance and Prudential Financial in New Jersey federal court. In March 2011, all four cases were consolidated in the Massachusetts federal court by the Judicial Panel on Multi-District Litigation and the motion to dismiss was denied. In October 2010, a purported nationwide class action was filed in Pennsylvania federal court on behalf of beneficiaries of ERISA-governed welfare benefit plans claiming that the use of retained asset accounts violates ERISA. Additional investigations, information requests, hearings, claims, litigation and adverse publicity may arise with respect to the retained asset accounts.

 Pruco Life's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that Pruco Life's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Pruco Life's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Pruco Life's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on Pruco Life's financial position.


 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:
..   Company
..   Experts
..   Principal Underwriter

..   Payments Made to Promote Sale of Our Products

..   Determination of Accumulation Unit Values

..   Financial Statements
..   Separate Account Financial Information
..   Company Financial Information

                     APPENDIX A - ACCUMULATION UNIT VALUES

 As we have indicated throughout this prospectus, each Annuity is a contract that allows you to select or decline any of several features that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each combination of such contract features. Here we depict the historical unit values corresponding to the contract features bearing the highest and lowest combinations of asset-based charges. The remaining unit values appear in the Statement of Additional Information, which you may obtain free of charge, by calling (888) PRU-2888 or by writing to us at the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, PA 19176. As discussed in the prospectus, if you select certain optional benefits (e.g., Lifetime Five), we limit the investment options to which you may allocate your Account Value. In certain of these accumulation unit value tables, we set forth accumulation unit values that assume election of one or more of such optional benefits and allocation of Account Value to portfolios that currently are not permitted as part of such optional benefits. Such unit values are set forth for general reference purposes only, and are not intended to indicate that such portfolios may be acquired along with those optional benefits.




                                PREMIER B SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.15%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97052        $10.58443           530,409
    01/01/2007 to 12/31/2007                             $10.58443        $11.42715         1,642,705
    01/01/2008 to 12/31/2008                             $11.42715         $7.70132         3,432,851
    01/01/2009 to 12/31/2009                              $7.70132         $9.46834        10,499,053
    01/01/2010 to 12/31/2010                              $9.46834        $10.48061        14,887,263
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98924        $10.52787            79,079
    01/01/2007 to 12/31/2007                             $10.52787        $11.39704           359,622
    01/01/2008 to 12/31/2008                             $11.39704         $7.90927         1,295,135
    01/01/2009 to 12/31/2009                              $7.90927         $9.86809         5,181,571
    01/01/2010 to 12/31/2010                              $9.86809        $11.09301         6,761,704
----------------------------------------------------------------------------------------------------------
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97115        $10.68969           134,094
    01/01/2007 to 12/31/2007                             $10.68969        $11.57765           297,022
    01/01/2008 to 12/31/2008                             $11.57765         $6.60127           414,512
    01/01/2009 to 12/31/2009                              $6.60127         $8.38178           667,230
    01/01/2010 to 12/31/2010                              $8.38178         $9.49930           877,633
----------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.95091        $11.11022            18,454
    01/01/2007 to 12/31/2007                             $11.11022        $10.59151            87,195
    01/01/2008 to 12/31/2008                             $10.59151         $6.08531            96,594
    01/01/2009 to 12/31/2009                              $6.08531         $7.44780           226,229
    01/01/2010 to 12/31/2010                              $7.44780         $8.33825           394,332
----------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.96102        $11.07490            12,877
    01/01/2007 to 12/31/2007                             $11.07490        $11.50976           137,849
    01/01/2008 to 12/31/2008                             $11.50976         $6.74882           169,237
    01/01/2009 to 12/31/2009                              $6.74882         $7.95238           377,153
    01/01/2010 to 12/31/2010                              $7.95238         $8.87508           478,687
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98487        $11.06450            12,875
    01/01/2007 to 12/31/2007                             $11.06450        $10.92634            44,984
    01/01/2008 to 12/31/2008                             $10.92634         $7.04890            95,288
    01/01/2009 to 12/31/2009                              $7.04890         $8.20740           288,991
    01/01/2010 to 12/31/2010                              $8.20740         $9.23755           304,457

                                                                                      Number of
                                                  Accumulation     Accumulation      Accumulation
                                                  Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                   Beginning of Period End of Period    End of Period
-----------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.97992        $10.54079           194,427
    01/01/2007 to 12/31/2007                        $10.54079        $11.36613         1,004,650
    01/01/2008 to 12/31/2008                        $11.36613         $8.01173         3,719,516
    01/01/2009 to 12/31/2009                         $8.01173         $9.76594        15,800,459
    01/01/2010 to 12/31/2010                         $9.76594        $10.84380        21,067,965
-----------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.98023        $10.64300           443,494
    01/01/2007 to 12/31/2007                        $10.64300        $11.54504         1,437,548
    01/01/2008 to 12/31/2008                        $11.54504         $7.42587         2,993,953
    01/01/2009 to 12/31/2009                         $7.42587         $9.20111        15,257,301
    01/01/2010 to 12/31/2010                         $9.20111        $10.31320        20,215,158
-----------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                       $10.09942         $6.72112           206,906
    01/01/2009 to 12/31/2009                         $6.72112         $8.42882         3,169,153
    01/01/2010 to 12/31/2010                         $8.42882         $9.52812         5,092,585
-----------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                       $10.08124         $7.37228           584,737
    01/01/2009 to 12/31/2009                         $7.37228         $8.99315         4,285,663
    01/01/2010 to 12/31/2010                         $8.99315         $9.95049         6,389,882
-----------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.88749        $12.16133             8,144
    01/01/2007 to 12/31/2007                        $12.16133         $9.62541            65,825
    01/01/2008 to 12/31/2008                         $9.62541         $6.18048            68,133
    01/01/2009 to 12/31/2009                         $6.18048         $8.06109           150,606
    01/01/2010 to 12/31/2010                         $8.06109        $10.25594           264,648
-----------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.98334        $10.49308             4,642
    01/01/2007 to 12/31/2007                        $10.49308         $8.53012            29,072
    01/01/2008 to 07/18/2008                         $8.53012         $7.83782                 0
-----------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.99906         $9.98437            10,855
    01/01/2007 to 12/31/2007                         $9.98437        $10.97693            54,155
    01/01/2008 to 12/31/2008                        $10.97693         $6.06720            74,285
    01/01/2009 to 12/31/2009                         $6.06720         $7.95736           238,860
    01/01/2010 to 12/31/2010                         $7.95736        $10.42724           252,789
-----------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET
 ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                       $10.10375         $7.53310           100,184
    01/01/2009 to 12/31/2009                         $7.53310         $9.02864         1,119,487
    01/01/2010 to 12/31/2010                         $9.02864        $10.11522         1,799,239
-----------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                         $9.99906        $10.56409            77,342
    01/01/2007 to 12/31/2007                        $10.56409        $11.33703           282,001
    01/01/2008 to 12/31/2008                        $11.33703         $7.34272         1,283,138
    01/01/2009 to 12/31/2009                         $7.34272         $8.99072         4,642,002
    01/01/2010 to 12/31/2010                         $8.99072        $10.16518         6,581,423

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.99906        $10.34228           40,223
    01/01/2007 to 12/31/2007                                $10.34228        $11.39149          279,103
    01/01/2008 to 12/31/2008                                $11.39149         $6.67723          936,652
    01/01/2009 to 12/31/2009                                 $6.67723         $8.31590        6,517,647
    01/01/2010 to 12/31/2010                                 $8.31590         $9.78505        9,030,092
-------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                $9.99906         $7.49084          248,630
    01/01/2009 to 11/13/2009                                 $7.49084         $8.41607                0
-------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                               $10.17574         $6.12807            5,412
    01/01/2009 to 12/31/2009                                 $6.12807         $8.18495           68,857
    01/01/2010 to 12/31/2010                                 $8.18495         $9.72626          107,570
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.93542        $10.28977            6,419
    01/01/2007 to 12/31/2007                                $10.28977        $11.59563           40,084
    01/01/2008 to 12/31/2008                                $11.59563         $6.84738           77,824
    01/01/2009 to 12/31/2009                                 $6.84738        $10.11359          433,958
    01/01/2010 to 12/31/2010                                $10.11359        $11.02726          526,174
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.95841         $9.90334            7,659
    01/01/2007 to 12/31/2007                                 $9.90334        $11.68440           49,925
    01/01/2008 to 12/31/2008                                $11.68440         $6.83934           86,730
    01/01/2009 to 12/31/2009                                 $6.83934        $10.62206          402,459
    01/01/2010 to 12/31/2010                                $10.62206        $12.58318          484,601
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008                               $10.03395         $7.65766            8,573
    01/01/2009 to 12/31/2009                                 $7.65766         $9.60312          223,004
    01/01/2010 to 12/31/2010                                 $9.60312        $12.03526          342,910
-------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.99906        $10.60450           20,067
    01/01/2007 to 12/31/2007                                $10.60450        $10.74351           53,192
    01/01/2008 to 12/31/2008                                $10.74351         $7.90831           65,413
    01/01/2009 to 12/31/2009                                 $7.90831        $10.59810          187,356
    01/01/2010 to 12/31/2010                                $10.59810        $11.89197          329,952
-------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.11193         $7.16470          114,398
    01/01/2009 to 12/31/2009                                 $7.16470         $8.97209        2,241,126
    01/01/2010 to 12/31/2010                                 $8.97209        $10.09570        3,680,979
-------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.08942         $7.64237          305,766
    01/01/2009 to 12/31/2009                                 $7.64237         $9.32217        3,310,036
    01/01/2010 to 12/31/2010                                 $9.32217        $10.28514        5,334,476
-------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                                $9.99258        $10.64379           18,173
    01/01/2007 to 12/31/2007                                $10.64379        $12.52703           82,324
    01/01/2008 to 12/31/2008                                $12.52703         $6.16356          109,630
    01/01/2009 to 12/31/2009                                 $6.16356         $8.24382          259,341
    01/01/2010 to 12/31/2010                                 $8.24382         $9.33168          297,553

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006                           $10.01073        $10.90770           28,837
    01/01/2007 to 12/31/2007                            $10.90770        $12.70293          114,216
    01/01/2008 to 12/31/2008                            $12.70293         $7.03242          124,739
    01/01/2009 to 12/31/2009                             $7.03242         $9.07273          245,177
    01/01/2010 to 12/31/2010                             $9.07273         $9.96358          315,165
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.96771        $10.57685           16,542
    01/01/2007 to 12/31/2007                            $10.57685        $10.65906           95,008
    01/01/2008 to 12/31/2008                            $10.65906         $8.68154        1,063,104
    01/01/2009 to 12/31/2009                             $8.68154        $10.47282        3,769,368
    01/01/2010 to 12/31/2010                            $10.47282        $11.11144        4,122,792
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.08445        $10.29766           11,740
    01/01/2010 to 12/31/2010                            $10.29766        $11.33263           37,851
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.14583        $10.30741           15,275
    01/01/2010 to 12/31/2010                            $10.30741        $11.58869           60,826
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.99906        $10.62045           19,032
    01/01/2007 to 12/31/2007                            $10.62045        $11.49018          186,438
    01/01/2008 to 12/31/2008                            $11.49018         $6.65882          226,594
    01/01/2009 to 12/31/2009                             $6.65882         $8.94533          581,027
    01/01/2010 to 12/31/2010                             $8.94533         $9.47774          815,931
---------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.96039        $11.05295           30,530
    01/01/2007 to 12/31/2007                            $11.05295        $10.60024           84,433
    01/01/2008 to 12/31/2008                            $10.60024         $6.13164          122,147
    01/01/2009 to 12/31/2009                             $6.13164         $7.23998          245,607
    01/01/2010 to 12/31/2010                             $7.23998         $8.09953          287,121
---------------------------------------------------------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.99906        $10.51839            8,288
    01/01/2007 to 12/31/2007                            $10.51839        $11.03115           32,533
    01/01/2008 to 12/31/2008                            $11.03115         $8.36983           73,516
    01/01/2009 to 12/31/2009                             $8.36983        $11.13803          198,217
    01/01/2010 to 12/31/2010                            $11.13803        $12.48853          261,425
---------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.94853        $10.25454           23,656
    01/01/2007 to 12/31/2007                            $10.25454        $11.65439          209,834
    01/01/2008 to 12/31/2008                            $11.65439         $6.49136          249,407
    01/01/2009 to 12/31/2009                             $6.49136         $8.32731          424,670
    01/01/2010 to 12/31/2010                             $8.32731         $9.85880          546,572
---------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.96060        $11.14496           14,734
    01/01/2007 to 12/31/2007                            $11.14496        $12.05347           42,155
    01/01/2008 to 12/31/2008                            $12.05347         $7.86591           55,816
    01/01/2009 to 12/31/2009                             $7.86591        $10.22659          279,625
    01/01/2010 to 12/31/2010                            $10.22659        $11.32823          404,880

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.93217        $10.42130            9,461
    01/01/2007 to 12/31/2007                             $10.42130        $11.85877           18,702
    01/01/2008 to 12/31/2008                             $11.85877         $7.46780           62,275
    01/01/2009 to 12/31/2009                              $7.46780         $9.17731          131,758
    01/01/2010 to 12/31/2010                              $9.17731        $10.23286          159,170
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.92949        $10.44127           10,753
    01/01/2007 to 12/31/2007                             $10.44127        $10.60602           28,287
    01/01/2008 to 12/31/2008                             $10.60602         $6.48787           35,460
    01/01/2009 to 12/31/2009                              $6.48787         $8.90836          111,948
    01/01/2010 to 12/31/2010                              $8.90836        $10.88622          138,494
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006                            $10.00024        $10.24522          537,941
    01/01/2007 to 12/31/2007                             $10.24522        $10.62479          387,838
    01/01/2008 to 12/31/2008                             $10.62479        $10.76754          942,574
    01/01/2009 to 12/31/2009                             $10.76754        $10.67105        1,009,605
    01/01/2010 to 12/31/2010                             $10.67105        $10.55197        1,055,984
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                             $10.03620        $10.19727           18,472
    01/01/2007 to 12/31/2007                             $10.19727        $10.40039          101,738
    01/01/2008 to 12/31/2008                             $10.40039         $5.93706          126,626
    01/01/2009 to 12/31/2009                              $5.93706         $8.25521          267,646
    01/01/2010 to 12/31/2010                              $8.25521        $10.07406          415,226
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.96545        $10.24038           10,796
    01/01/2007 to 12/31/2007                             $10.24038        $12.37112           85,128
    01/01/2008 to 12/31/2008                             $12.37112         $6.94901          104,731
    01/01/2009 to 12/31/2009                              $6.94901         $8.91648          214,579
    01/01/2010 to 12/31/2010                              $8.91648        $11.34303          251,097
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98848         $9.48246            3,300
    01/01/2007 to 12/31/2007                              $9.48246        $11.12853           17,135
    01/01/2008 to 12/31/2008                             $11.12853         $6.32187           31,791
    01/01/2009 to 12/31/2009                              $6.32187         $7.66029          111,577
    01/01/2010 to 12/31/2010                              $7.66029         $9.10804          137,375
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                            $10.10180         $5.58718            6,473
    01/01/2009 to 12/31/2009                              $5.58718         $9.19764          330,897
    01/01/2010 to 12/31/2010                              $9.19764        $11.11807          610,655
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98066        $10.20649            8,896
    01/01/2007 to 12/31/2007                             $10.20649        $10.77589           42,554
    01/01/2008 to 12/31/2008                             $10.77589        $10.77219          117,534
    01/01/2009 to 12/31/2009                             $10.77219        $11.73912          330,969
    01/01/2010 to 12/31/2010                             $11.73912        $12.05817          444,556
----------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006                             $9.97171        $10.33968           39,526
    01/01/2007 to 12/31/2007                             $10.33968        $11.07079          196,892
    01/01/2008 to 12/31/2008                             $11.07079        $10.69755          499,608
    01/01/2009 to 12/31/2009                             $10.69755        $12.32370        2,442,922
    01/01/2010 to 12/31/2010                             $12.32370        $13.12390        3,740,960

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.97964        $10.45340            23,838
    01/01/2007 to 12/31/2007                               $10.45340        $11.23495           230,699
    01/01/2008 to 12/31/2008                               $11.23495         $8.94287         2,279,353
    01/01/2009 to 12/31/2009                                $8.94287        $10.61276         9,696,868
    01/01/2010 to 12/31/2010                               $10.61276        $11.60130        12,344,169
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.95129        $10.76892            27,200
    01/01/2007 to 12/31/2007                               $10.76892        $10.86759            88,303
    01/01/2008 to 12/31/2008                               $10.86759         $6.58425            82,582
    01/01/2009 to 12/31/2009                                $6.58425         $7.92988           110,638
    01/01/2010 to 12/31/2010                                $7.92988         $9.01948           130,422
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.98482        $10.60918             2,264
    01/01/2007 to 12/31/2007                               $10.60918        $11.42339            30,841
    01/01/2008 to 12/31/2008                               $11.42339         $7.88383           177,466
    01/01/2009 to 12/31/2009                                $7.88383         $9.93070         3,630,360
    01/01/2010 to 12/31/2010                                $9.93070        $10.97751         6,789,537
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                               $9.90554         $9.94820             7,810
    01/01/2007 to 12/31/2007                                $9.94820        $10.53785            76,795
    01/01/2008 to 12/31/2008                               $10.53785         $6.77186            83,560
    01/01/2009 to 12/31/2009                                $6.77186         $8.96499           150,061
    01/01/2010 to 12/31/2010                                $8.96499        $12.09068           229,153
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.99288        $10.49974            12,126
    01/01/2007 to 12/31/2007                               $10.49974         $9.79761           106,639
    01/01/2008 to 12/31/2008                                $9.79761         $6.80776           153,271
    01/01/2009 to 12/31/2009                                $6.80776         $8.54762           209,276
    01/01/2010 to 12/31/2010                                $8.54762        $10.64704           266,096
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.96859        $10.66736            17,355
    01/01/2007 to 12/31/2007                               $10.66736        $11.21221           213,879
    01/01/2008 to 12/31/2008                               $11.21221         $8.20883         1,376,010
    01/01/2009 to 12/31/2009                                $8.20883        $10.07444         6,278,265
    01/01/2010 to 12/31/2010                               $10.07444        $11.10881         9,009,147
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.99006        $10.33443             7,204
    01/01/2007 to 12/31/2007                               $10.33443        $11.20170            33,889
    01/01/2008 to 12/31/2008                               $11.20170        $10.80461            60,059
    01/01/2009 to 12/31/2009                               $10.80461        $11.97584           186,490
    01/01/2010 to 12/31/2010                               $11.97584        $12.51967           285,420
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                               $9.94058        $10.50381            23,000
    01/01/2007 to 12/31/2007                               $10.50381        $11.23891            85,729
    01/01/2008 to 12/31/2008                               $11.23891         $6.60360           106,863
    01/01/2009 to 12/31/2009                                $6.60360        $10.01288           522,847
    01/01/2010 to 12/31/2010                               $10.01288        $11.46414           716,374

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006                                $10.14791         $9.86307           32,119
    01/01/2007 to 12/31/2007                                 $9.86307        $13.70023          181,073
    01/01/2008 to 12/31/2008                                $13.70023         $6.77408          284,134
    01/01/2009 to 12/31/2009                                 $6.77408        $10.00208          825,523
    01/01/2010 to 12/31/2010                                $10.00208        $11.91091        1,138,218
-------------------------------------------------------------------------------------------------------------
AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.94976        $11.05698           23,055
    01/01/2007 to 12/31/2007                                $11.05698        $11.05953           62,169
    01/01/2008 to 12/31/2008                                $11.05953         $6.85537           78,118
    01/01/2009 to 12/31/2009                                 $6.85537         $8.01495          179,805
    01/01/2010 to 12/31/2010                                 $8.01495         $8.90956          279,567
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                $9.99906         $9.98594                0
    01/01/2008 to 12/31/2008                                 $9.98594         $9.35796           88,487
    01/01/2009 to 12/31/2009                                 $9.35796        $10.32747          843,021
    01/01/2010 to 12/31/2010                                $10.32747        $11.00618        1,267,056
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                               $10.07825         $6.66608          405,425
    01/01/2009 to 12/31/2009                                 $6.66608         $8.57160        4,354,577
    01/01/2010 to 12/31/2010                                 $8.57160         $9.34187        7,943,903



 *  Denotes the start date of these sub-accounts

                                PREMIER B SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS (2.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02456        $12.18141           6,219
    01/01/2010 to 12/31/2010                             $12.18141        $13.29975           5,692
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.03690        $12.37780           3,222
    01/01/2010 to 12/31/2010                             $12.37780        $13.72449           8,157
----------------------------------------------------------------------------------------------------------
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.06162        $12.72682          12,519
    01/01/2010 to 12/31/2010                             $12.72682        $14.22692           5,868
----------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.09998        $12.86715             366
    01/01/2010 to 12/31/2010                             $12.86715        $14.20902             309
----------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.12452        $12.16953               0
    01/01/2010 to 12/31/2010                             $12.16953        $13.39621               0
----------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.07556        $12.42569               0
    01/01/2010 to 12/31/2010                             $12.42569        $13.79467               0

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02338        $12.00675           4,471
    01/01/2010 to 12/31/2010                                $12.00675        $13.15015          17,753
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                                 $9.93809         $9.58149               0
    01/01/2010 to 12/31/2010                                 $9.58149        $10.33134               0
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                                 $9.92252         $9.64728               0
    01/01/2010 to 12/31/2010                                 $9.64728        $10.45969               0
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                                 $9.90529         $9.54833               0
    01/01/2010 to 12/31/2010                                 $9.54833        $10.36871               0
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                                 $9.88401         $9.22420               0
    01/01/2010 to 12/31/2010                                 $9.22420        $10.06022           7,654
-------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                                $9.99724        $10.93130          13,584
-------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.03868        $12.27482          14,164
    01/01/2010 to 12/31/2010                                $12.27482        $13.57069          17,011
-------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.05229        $12.30764           2,269
    01/01/2010 to 12/31/2010                                $12.30764        $13.72300           2,651
-------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.03974        $11.90339          15,872
    01/01/2010 to 12/31/2010                                $11.90339        $12.99092          25,474
-------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.61469        $14.46991           2,393
    01/01/2010 to 12/31/2010                                $14.46991        $18.15890           2,845
-------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98051        $12.94633             836
    01/01/2010 to 12/31/2010                                $12.94633        $16.73340             733
-------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET
 ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02678        $11.93657             897
    01/01/2010 to 12/31/2010                                $11.93657        $13.19063           2,289
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.01305        $12.26160           2,812
    01/01/2010 to 12/31/2010                                $12.26160        $13.67415           5,912
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98504        $12.12161          11,707
    01/01/2010 to 12/31/2010                                $12.12161        $14.06854          13,710
-------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.85931        $13.89546             188
    01/01/2010 to 12/31/2010                                $13.89546        $16.28721               0
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.04650        $12.80269             918
    01/01/2010 to 12/31/2010                                $12.80269        $13.76876              55
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.05955        $13.44619           1,514
    01/01/2010 to 12/31/2010                                $13.44619        $15.71146           1,040

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $9.95309        $12.72261            431
    01/01/2010 to 12/31/2010                            $12.72261        $15.72724            274
---------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.01698        $12.48045              0
    01/01/2010 to 12/31/2010                            $12.48045        $13.81311              0
---------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.04092        $12.21288          2,366
    01/01/2010 to 12/31/2010                            $12.21288        $13.55487          2,579
---------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.02456        $11.82541          1,096
    01/01/2010 to 12/31/2010                            $11.82541        $12.86882          4,731
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.14310        $13.23326              0
    01/01/2010 to 12/31/2010                            $13.23326        $14.77515            589
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.11760        $13.06521              0
    01/01/2010 to 12/31/2010                            $13.06521        $14.15249              0
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.07967        $11.63355          2,680
    01/01/2010 to 12/31/2010                            $11.63355        $12.17460          1,513
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.08332        $10.27907              0
    01/01/2010 to 12/31/2010                            $10.27907        $11.15788              0
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.14470        $10.28887              0
    01/01/2010 to 12/31/2010                            $10.28887        $11.41006            278
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.12726        $13.55000              0
    01/01/2010 to 12/31/2010                            $13.55000        $14.16063             12
---------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.06253        $12.69666            625
    01/01/2010 to 12/31/2010                            $12.69666        $14.01036            543
---------------------------------------------------------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.03375        $12.04953              0
    01/01/2010 to 12/31/2010                            $12.04953        $13.32622            245
---------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.00717        $12.67874            344
    01/01/2010 to 12/31/2010                            $12.67874        $14.80563            902
---------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.07230        $13.32730             35
    01/01/2010 to 12/31/2010                            $13.32730        $14.56167            131
---------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                            $10.02809        $12.11704             89
    01/01/2010 to 12/31/2010                            $12.11704        $13.32654             57
---------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                             $9.98574        $13.19325              0
    01/01/2010 to 12/31/2010                            $13.19325        $15.90270              0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.99953         $9.83880               0
    01/01/2010 to 12/31/2010                                $9.83880         $9.59652               1
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.13089        $13.67777               0
    01/01/2010 to 12/31/2010                               $13.67777        $16.46359               0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.97665        $12.32814               0
    01/01/2010 to 12/31/2010                               $12.32814        $15.46924               0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.93448        $12.03198               0
    01/01/2010 to 12/31/2010                               $12.03198        $14.11087               0
------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.05426        $14.75366               0
    01/01/2010 to 12/31/2010                               $14.75366        $17.59101             662
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.99043        $10.45317               0
    01/01/2010 to 12/31/2010                               $10.45317        $10.59058               0
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98230        $11.01889           1,185
    01/01/2010 to 12/31/2010                               $11.01889        $11.57418           3,102
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.02086        $11.57373           5,424
    01/01/2010 to 12/31/2010                               $11.57373        $12.47913           8,749
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.07703        $12.76997               0
    01/01/2010 to 12/31/2010                               $12.76997        $14.32660           1,788
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.08069        $12.34977           2,800
    01/01/2010 to 12/31/2010                               $12.34977        $13.46536           4,658
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.00819        $13.09676               0
    01/01/2010 to 12/31/2010                               $13.09676        $17.42232               0
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.97547        $12.90470               0
    01/01/2010 to 12/31/2010                               $12.90470        $15.85506               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.03822        $12.11116          10,565
    01/01/2010 to 12/31/2010                               $12.11116        $13.17238          12,948
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.01723        $11.07312             230
    01/01/2010 to 12/31/2010                               $11.07312        $11.41799             873
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98683        $13.12270               0
    01/01/2010 to 12/31/2010                               $13.12270        $14.81973             285
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.30092        $13.71560           1,403
    01/01/2010 to 12/31/2010                               $13.71560        $16.11038           2,705

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.09816        $12.72032              0
    01/01/2010 to 12/31/2010                                $12.72032        $13.94749              0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98898        $10.72640             24
    01/01/2010 to 12/31/2010                                $10.72640        $11.27536            105
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                $10.07048        $12.78880          4,000
    01/01/2010 to 12/31/2010                                $12.78880        $13.74797          7,102



 *  Denotes the start date of these sub-accounts

                                PREMIER L SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.50%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97023        $10.55993           170,979
    01/01/2007 to 12/31/2007                             $10.55993        $11.36107           590,850
    01/01/2008 to 12/31/2008                             $11.36107         $7.63028         2,766,485
    01/01/2009 to 12/31/2009                              $7.63028         $9.34859        14,904,372
    01/01/2010 to 12/31/2010                              $9.34859        $10.31243        20,023,823
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98895        $10.50357            62,847
    01/01/2007 to 12/31/2007                             $10.50357        $11.33129           160,719
    01/01/2008 to 12/31/2008                             $11.33129         $7.83651         1,736,431
    01/01/2009 to 12/31/2009                              $7.83651         $9.74357         9,538,287
    01/01/2010 to 12/31/2010                              $9.74357        $10.91538        12,264,550
----------------------------------------------------------------------------------------------------------
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97087        $10.66494            16,042
    01/01/2007 to 12/31/2007                             $10.66494        $11.51085           159,961
    01/01/2008 to 12/31/2008                             $11.51085         $6.54040           262,631
    01/01/2009 to 12/31/2009                              $6.54040         $8.27579           505,063
    01/01/2010 to 12/31/2010                              $8.27579         $9.34687           655,396
----------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.95062        $11.08451             1,252
    01/01/2007 to 12/31/2007                             $11.08451        $10.53044            18,271
    01/01/2008 to 12/31/2008                             $10.53044         $6.02931            31,266
    01/01/2009 to 12/31/2009                              $6.02931         $7.35383           330,707
    01/01/2010 to 12/31/2010                              $7.35383         $8.20464           353,659
----------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.96074        $11.04934             2,065
    01/01/2007 to 12/31/2007                             $11.04934        $11.44345            15,098
    01/01/2008 to 12/31/2008                             $11.44345         $6.68664            30,819
    01/01/2009 to 12/31/2009                              $6.68664         $7.85195           532,951
    01/01/2010 to 12/31/2010                              $7.85195         $8.73274           879,907

                                                                                       Number of
                                                   Accumulation     Accumulation      Accumulation
                                                   Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                          $9.98458        $11.03890             5,812
    01/01/2007 to 12/31/2007                         $11.03890        $10.86336            28,824
    01/01/2008 to 12/31/2008                         $10.86336         $6.98402            66,054
    01/01/2009 to 12/31/2009                          $6.98402         $8.10380           370,098
    01/01/2010 to 12/31/2010                          $8.10380         $9.08951           533,317
------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                          $9.97964        $10.51630            46,367
    01/01/2007 to 12/31/2007                         $10.51630        $11.30038           198,458
    01/01/2008 to 12/31/2008                         $11.30038         $7.93788         3,217,125
    01/01/2009 to 12/31/2009                          $7.93788         $9.64261        22,396,485
    01/01/2010 to 12/31/2010                          $9.64261        $10.66999        27,481,570
------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                          $9.97994        $10.61841           277,140
    01/01/2007 to 12/31/2007                         $10.61841        $11.47849           819,560
    01/01/2008 to 12/31/2008                         $11.47849         $7.35768         3,324,007
    01/01/2009 to 12/31/2009                          $7.35768         $9.08512        27,766,949
    01/01/2010 to 12/31/2010                          $9.08512        $10.14802        35,672,651
------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                        $10.09932         $6.70558           324,280
    01/01/2009 to 12/31/2009                          $6.70558         $8.38031         7,617,744
    01/01/2010 to 12/31/2010                          $8.38031         $9.44069        10,574,472
------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                        $10.08114         $7.35525           413,548
    01/01/2009 to 12/31/2009                          $7.35525         $8.94137         6,882,786
    01/01/2010 to 12/31/2010                          $8.94137         $9.85912         9,792,621
------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006                          $9.88721        $12.13324             1,450
    01/01/2007 to 12/31/2007                         $12.13324         $9.56982            15,626
    01/01/2008 to 12/31/2008                          $9.56982         $6.12347            21,438
    01/01/2009 to 12/31/2009                          $6.12347         $7.95926           200,555
    01/01/2010 to 12/31/2010                          $7.95926        $10.09166           270,184
------------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                          $9.98305        $10.46876             2,365
    01/01/2007 to 12/31/2007                         $10.46876         $8.48077             9,211
    01/01/2008 to 07/18/2008                          $8.48077         $7.77774                 0
------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                          $9.99878         $9.96119               296
    01/01/2007 to 12/31/2007                          $9.96119        $10.91355             5,389
    01/01/2008 to 12/31/2008                         $10.91355         $6.01124            16,033
    01/01/2009 to 12/31/2009                          $6.01124         $7.85687           140,595
    01/01/2010 to 12/31/2010                          $7.85687        $10.26015           216,541
------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET
 ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                        $10.10365         $7.51563           101,423
    01/01/2009 to 12/31/2009                          $7.51563         $8.97650         2,014,143
    01/01/2010 to 12/31/2010                          $8.97650        $10.02218         2,650,510

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.99878        $10.53957            54,126
    01/01/2007 to 12/31/2007                                $10.53957        $11.27155           137,149
    01/01/2008 to 12/31/2008                                $11.27155         $7.27517           652,738
    01/01/2009 to 12/31/2009                                 $7.27517         $8.87719         4,414,396
    01/01/2010 to 12/31/2010                                 $8.87719        $10.00230         5,646,340
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.99878        $10.31835           182,386
    01/01/2007 to 12/31/2007                                $10.31835        $11.32572           275,854
    01/01/2008 to 12/31/2008                                $11.32572         $6.61574         1,325,429
    01/01/2009 to 12/31/2009                                 $6.61574         $8.21100        10,512,805
    01/01/2010 to 12/31/2010                                 $8.21100         $9.62824        14,142,540
-------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                $9.99878         $7.47907           140,683
    01/01/2009 to 11/13/2009                                 $7.47907         $8.37764                 0
-------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                               $10.17546         $6.11844             4,684
    01/01/2009 to 12/31/2009                                 $6.11844         $8.14381            88,087
    01/01/2010 to 12/31/2010                                 $8.14381         $9.64413           130,111
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.93514        $10.26599             1,534
    01/01/2007 to 12/31/2007                                $10.26599        $11.52872            21,726
    01/01/2008 to 12/31/2008                                $11.52872         $6.78433            30,727
    01/01/2009 to 12/31/2009                                 $6.78433         $9.98592           303,957
    01/01/2010 to 12/31/2010                                 $9.98592        $10.85057           740,197
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.95813         $9.88034             1,218
    01/01/2007 to 12/31/2007                                 $9.88034        $11.61687            21,627
    01/01/2008 to 12/31/2008                                $11.61687         $6.77623            32,682
    01/01/2009 to 12/31/2009                                 $6.77623        $10.48781           305,236
    01/01/2010 to 12/31/2010                                $10.48781        $12.38123           399,189
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008                               $10.03366         $7.64561             7,451
    01/01/2009 to 12/31/2009                                 $7.64561         $9.55496           324,086
    01/01/2010 to 12/31/2010                                 $9.55496        $11.93357           460,281
-------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.99878        $10.57993               568
    01/01/2007 to 12/31/2007                                $10.57993        $10.68144            10,054
    01/01/2008 to 12/31/2008                                $10.68144         $7.83540             8,093
    01/01/2009 to 12/31/2009                                 $7.83540        $10.46419           176,700
    01/01/2010 to 12/31/2010                                $10.46419        $11.70145           234,276
-------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.11184         $7.14813           315,470
    01/01/2009 to 12/31/2009                                 $7.14813         $8.92055         5,017,948
    01/01/2010 to 12/31/2010                                 $8.92055        $10.00306         6,889,635
-------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.08932         $7.62474           322,770
    01/01/2009 to 12/31/2009                                 $7.62474         $9.26866         5,059,393
    01/01/2010 to 12/31/2010                                 $9.26866        $10.19072         6,648,858

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                            $9.99230        $10.61918            6,597
    01/01/2007 to 12/31/2007                            $10.61918        $12.45473           21,051
    01/01/2008 to 12/31/2008                            $12.45473         $6.10680           45,666
    01/01/2009 to 12/31/2009                             $6.10680         $8.13975          275,645
    01/01/2010 to 12/31/2010                             $8.13975         $9.18212          442,472
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006                           $10.01044        $10.88251            2,199
    01/01/2007 to 12/31/2007                            $10.88251        $12.62967           26,389
    01/01/2008 to 12/31/2008                            $12.62967         $6.96767           31,240
    01/01/2009 to 12/31/2009                             $6.96767         $8.95840          130,344
    01/01/2010 to 12/31/2010                             $8.95840         $9.80419          240,306
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.96743        $10.55233            4,567
    01/01/2007 to 12/31/2007                            $10.55233        $10.59752           21,384
    01/01/2008 to 12/31/2008                            $10.59752         $8.60156          771,896
    01/01/2009 to 12/31/2009                             $8.60156        $10.34049        2,734,431
    01/01/2010 to 12/31/2010                            $10.34049        $10.93339        3,090,856
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/13/2009* to 12/31/2009                           $10.00000        $10.29296            3,086
    01/01/2010 to 12/31/2010                            $10.29296        $11.28842           33,296
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/13/2009* to 12/31/2009                           $10.00000        $10.30277            4,566
    01/01/2010 to 12/31/2010                            $10.30277        $11.54366           37,715
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.99878        $10.59589            1,310
    01/01/2007 to 12/31/2007                            $10.59589        $11.42390           27,922
    01/01/2008 to 12/31/2008                            $11.42390         $6.59757           61,851
    01/01/2009 to 12/31/2009                             $6.59757         $8.83238          655,709
    01/01/2010 to 12/31/2010                             $8.83238         $9.32582          917,003
---------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.96010        $11.02741            1,508
    01/01/2007 to 12/31/2007                            $11.02741        $10.53913           17,111
    01/01/2008 to 12/31/2008                            $10.53913         $6.07526           22,542
    01/01/2009 to 12/31/2009                             $6.07526         $7.14882          156,512
    01/01/2010 to 12/31/2010                             $7.14882         $7.97004          244,613
---------------------------------------------------------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.99878        $10.49407              786
    01/01/2007 to 12/31/2007                            $10.49407        $10.96754           25,444
    01/01/2008 to 12/31/2008                            $10.96754         $8.29284           45,383
    01/01/2009 to 12/31/2009                             $8.29284        $10.99748          166,979
    01/01/2010 to 12/31/2010                            $10.99748        $12.28850          198,384
---------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.94825        $10.23084            3,437
    01/01/2007 to 12/31/2007                            $10.23084        $11.58722           50,945
    01/01/2008 to 12/31/2008                            $11.58722         $6.43168           97,076
    01/01/2009 to 12/31/2009                             $6.43168         $8.22245          538,455
    01/01/2010 to 12/31/2010                             $8.22245         $9.70112          593,324

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.96031        $11.11912                0
    01/01/2007 to 12/31/2007                             $11.11912        $11.98384            9,001
    01/01/2008 to 12/31/2008                             $11.98384         $7.79348           26,255
    01/01/2009 to 12/31/2009                              $7.79348        $10.09751          257,117
    01/01/2010 to 12/31/2010                             $10.09751        $11.14683          465,697
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.93189        $10.39722                0
    01/01/2007 to 12/31/2007                             $10.39722        $11.79034            4,187
    01/01/2008 to 12/31/2008                             $11.79034         $7.39900           18,910
    01/01/2009 to 12/31/2009                              $7.39900         $9.06133          105,565
    01/01/2010 to 12/31/2010                              $9.06133        $10.06879          451,773
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.92921        $10.41714            2,741
    01/01/2007 to 12/31/2007                             $10.41714        $10.54484            7,581
    01/01/2008 to 12/31/2008                             $10.54484         $6.42811            7,428
    01/01/2009 to 12/31/2009                              $6.42811         $8.79579           52,583
    01/01/2010 to 12/31/2010                              $8.79579        $10.71178           85,350
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006                             $9.99995        $10.22148           54,230
    01/01/2007 to 12/31/2007                             $10.22148        $10.56348          116,188
    01/01/2008 to 12/31/2008                             $10.56348        $10.66843          910,801
    01/01/2009 to 12/31/2009                             $10.66843        $10.53641        1,680,232
    01/01/2010 to 12/31/2010                             $10.53641        $10.38330        1,553,217
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                             $10.03591        $10.17364              596
    01/01/2007 to 12/31/2007                             $10.17364        $10.34028           13,071
    01/01/2008 to 12/31/2008                             $10.34028         $5.88237           25,614
    01/01/2009 to 12/31/2009                              $5.88237         $8.15096          451,654
    01/01/2010 to 12/31/2010                              $8.15096         $9.91264          599,103
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.96516        $10.21663              288
    01/01/2007 to 12/31/2007                             $10.21663        $12.29972           28,449
    01/01/2008 to 12/31/2008                             $12.29972         $6.88496           29,568
    01/01/2009 to 12/31/2009                              $6.88496         $8.80389          312,516
    01/01/2010 to 12/31/2010                              $8.80389        $11.16124          485,870
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98819         $9.46047            1,241
    01/01/2007 to 12/31/2007                              $9.46047        $11.06423            3,251
    01/01/2008 to 12/31/2008                             $11.06423         $6.26360            6,907
    01/01/2009 to 12/31/2009                              $6.26360         $7.56354           97,328
    01/01/2010 to 12/31/2010                              $7.56354         $8.96219          132,170
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                            $10.10152         $5.57838           14,700
    01/01/2009 to 12/31/2009                              $5.57838         $9.15161          743,913
    01/01/2010 to 12/31/2010                              $9.15161        $11.02430        1,470,174
----------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98038        $10.18291              888
    01/01/2007 to 12/31/2007                             $10.18291        $10.71370           24,731
    01/01/2008 to 12/31/2008                             $10.71370        $10.67302           59,628
    01/01/2009 to 12/31/2009                             $10.67302        $11.59095          265,994
    01/01/2010 to 12/31/2010                             $11.59095        $11.86479          299,753

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006                               $9.97143        $10.31569            14,094
    01/01/2007 to 12/31/2007                               $10.31569        $11.00674            51,669
    01/01/2008 to 12/31/2008                               $11.00674        $10.59906           357,774
    01/01/2009 to 12/31/2009                               $10.59906        $12.16820         3,220,380
    01/01/2010 to 12/31/2010                               $12.16820        $12.91362         4,925,040
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.97936        $10.42920            12,622
    01/01/2007 to 12/31/2007                               $10.42920        $11.17019            62,214
    01/01/2008 to 12/31/2008                               $11.17019         $8.86059         1,896,364
    01/01/2009 to 12/31/2009                                $8.86059        $10.47883         9,843,396
    01/01/2010 to 12/31/2010                               $10.47883        $11.41546        11,664,036
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.95101        $10.74401             2,114
    01/01/2007 to 12/31/2007                               $10.74401        $10.80475            15,163
    01/01/2008 to 12/31/2008                               $10.80475         $6.52358            18,756
    01/01/2009 to 12/31/2009                                $6.52358         $7.82975            67,797
    01/01/2010 to 12/31/2010                                $7.82975         $8.87493            73,005
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.98453        $10.58459               481
    01/01/2007 to 12/31/2007                               $10.58459        $11.35743            10,581
    01/01/2008 to 12/31/2008                               $11.35743         $7.81125           310,472
    01/01/2009 to 12/31/2009                                $7.81125         $9.80559         6,946,641
    01/01/2010 to 12/31/2010                                $9.80559        $10.80184        10,946,592
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                               $9.90526         $9.92515               399
    01/01/2007 to 12/31/2007                                $9.92515        $10.47696             1,784
    01/01/2008 to 12/31/2008                               $10.47696         $6.70943             3,546
    01/01/2009 to 12/31/2009                                $6.70943         $8.85160            82,944
    01/01/2010 to 12/31/2010                                $8.85160        $11.89669            93,361
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.99260        $10.47538               702
    01/01/2007 to 12/31/2007                               $10.47538         $9.74092            12,302
    01/01/2008 to 12/31/2008                                $9.74092         $6.74497            23,555
    01/01/2009 to 12/31/2009                                $6.74497         $8.43952           111,995
    01/01/2010 to 12/31/2010                                $8.43952        $10.47614           187,790
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.96831        $10.64270             9,282
    01/01/2007 to 12/31/2007                               $10.64270        $11.14764           137,153
    01/01/2008 to 12/31/2008                               $11.14764         $8.13342         1,576,971
    01/01/2009 to 12/31/2009                                $8.13342         $9.94750         9,680,800
    01/01/2010 to 12/31/2010                                $9.94750        $10.93099        12,003,305
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.98978        $10.31053               982
    01/01/2007 to 12/31/2007                               $10.31053        $11.13724             5,328
    01/01/2008 to 12/31/2008                               $11.13724        $10.70540            33,122
    01/01/2009 to 12/31/2009                               $10.70540        $11.82496           149,402
    01/01/2010 to 12/31/2010                               $11.82496        $12.31945           233,653

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                                $9.94030        $10.47951             6,774
    01/01/2007 to 12/31/2007                                $10.47951        $11.17409            15,067
    01/01/2008 to 12/31/2008                                $11.17409         $6.54278            28,591
    01/01/2009 to 12/31/2009                                 $6.54278         $9.88646           726,259
    01/01/2010 to 12/31/2010                                 $9.88646        $11.28037         1,069,777
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006                                $10.14763         $9.84020               422
    01/01/2007 to 12/31/2007                                 $9.84020        $13.62127            34,344
    01/01/2008 to 12/31/2008                                $13.62127         $6.71168            89,925
    01/01/2009 to 12/31/2009                                 $6.71168         $9.87571           563,401
    01/01/2010 to 12/31/2010                                 $9.87571        $11.71991         1,153,897
-------------------------------------------------------------------------------------------------------------
AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.94947        $11.03138             1,440
    01/01/2007 to 12/31/2007                                $11.03138        $10.99566            28,135
    01/01/2008 to 12/31/2008                                $10.99566         $6.79217            39,347
    01/01/2009 to 12/31/2009                                 $6.79217         $7.91375            62,484
    01/01/2010 to 12/31/2010                                 $7.91375         $8.76694           116,894
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                $9.99878         $9.98165                 0
    01/01/2008 to 12/31/2008                                 $9.98165         $9.32157            47,379
    01/01/2009 to 12/31/2009                                 $9.32157        $10.25191           785,894
    01/01/2010 to 12/31/2010                                $10.25191        $10.88804           980,153
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                               $10.07816         $6.65060           844,756
    01/01/2009 to 12/31/2009                                 $6.65060         $8.52218        10,269,999
    01/01/2010 to 12/31/2010                                 $8.52218         $9.25603        14,399,350
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.08904         $7.68003             3,192
    01/01/2009 to 12/31/2009                                 $7.68003         $9.19832             4,782
    01/01/2010 to 12/31/2010                                 $9.19832        $10.63581             3,811
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008                               $10.26805         $7.05026                 0
    01/01/2009 to 12/31/2009                                 $7.05026         $9.08577               750
    01/01/2010 to 12/31/2010                                 $9.08577        $10.86622             5,805
-------------------------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008                               $10.38575         $5.27796            23,584
    01/01/2009 to 12/31/2009                                 $5.27796         $5.98047            78,629
    01/01/2010 to 12/31/2010                                 $5.98047         $6.53605            98,761
-------------------------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008                               $10.15197         $8.34544            15,032
    01/01/2009 to 12/31/2009                                 $8.34544         $9.82996            26,592
    01/01/2010 to 12/31/2010                                 $9.82996         $9.96007            66,907
-------------------------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008                               $10.16548         $6.10367             8,304
    01/01/2009 to 12/31/2009                                 $6.10367         $7.46270             9,781
    01/01/2010 to 12/31/2010                                 $7.46270         $9.09853            20,776
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008                               $10.11070         $6.72390               877
    01/01/2009 to 12/31/2009                                 $6.72390         $8.59420            57,362
    01/01/2010 to 12/31/2010                                 $8.59420         $9.58358            57,577

                                                                         Number of
                                     Accumulation     Accumulation      Accumulation
                                     Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                      Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008          $10.24148         $6.27860             911
    01/01/2009 to 12/31/2009            $6.27860         $7.38987          38,599
    01/01/2010 to 12/31/2010            $7.38987         $8.21947          70,300
----------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008          $10.07248         $6.20659             906
    01/01/2009 to 12/31/2009            $6.20659         $8.45797          12,368
    01/01/2010 to 12/31/2010            $8.45797        $10.70104          24,986
----------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008          $10.18846         $6.47129             896
    01/01/2009 to 12/31/2009            $6.47129         $8.34400          20,159
    01/01/2010 to 12/31/2010            $8.34400         $9.90192          35,611
----------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008          $10.25896         $5.52429          11,303
    01/01/2009 to 12/31/2009            $5.52429         $6.96107          48,963
    01/01/2010 to 12/31/2010            $6.96107         $8.55164          59,426
----------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008          $10.11361         $6.81715           1,010
    01/01/2009 to 12/31/2009            $6.81715         $8.47414          14,046
    01/01/2010 to 12/31/2010            $8.47414        $10.49669          26,805
----------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008          $10.22860         $7.18696             990
    01/01/2009 to 12/31/2009            $7.18696         $8.52534          18,173
    01/01/2010 to 12/31/2010            $8.52534        $10.25585          18,436
----------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008          $10.27818         $7.27660           3,790
    01/01/2009 to 12/31/2009            $7.27660         $7.69379          11,699
    01/01/2010 to 12/31/2010            $7.69379         $8.76916          11,943
----------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008          $10.09863         $7.22327           4,433
    01/01/2009 to 12/31/2009            $7.22327         $7.88054          27,333
    01/01/2010 to 12/31/2010            $7.88054         $8.22610          25,943



 *  Denotes the start date of these sub-accounts

                                PREMIER L SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS (2.90%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02447        $12.15365          1,938
    01/01/2010 to 12/31/2010                             $12.15365        $13.22444          6,301
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.03681        $12.34961          3,058
    01/01/2010 to 12/31/2010                             $12.34961        $13.64670          2,351

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $10.06152        $12.69785               0
    01/01/2010 to 12/31/2010                          $12.69785        $14.14635               0
-------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                          $10.09989        $12.83789               0
    01/01/2010 to 12/31/2010                          $12.83789        $14.12866               0
-------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                          $10.12443        $12.14186               0
    01/01/2010 to 12/31/2010                          $12.14186        $13.32031               0
-------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                          $10.07547        $12.39745               0
    01/01/2010 to 12/31/2010                          $12.39745        $13.71647               0
-------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $10.02328        $11.97926          27,352
    01/01/2010 to 12/31/2010                          $11.97926        $13.07548          36,154
-------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                           $9.93799         $9.55960               0
    01/01/2010 to 12/31/2010                           $9.55960        $10.27284               0
-------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                           $9.92243         $9.62530               0
    01/01/2010 to 12/31/2010                           $9.62530        $10.40029               0
-------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                           $9.90520         $9.52653               0
    01/01/2010 to 12/31/2010                           $9.52653        $10.30991               0
-------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                           $9.88391         $9.20305               0
    01/01/2010 to 12/31/2010                           $9.20305        $10.00308          14,677
-------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                          $9.99687        $10.89415           8,272
-------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $10.03859        $12.24685          46,349
    01/01/2010 to 12/31/2010                          $12.24685        $13.49380          57,094
-------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $10.05220        $12.27960           4,850
    01/01/2010 to 12/31/2010                          $12.27960        $13.64520           5,625
-------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $10.03965        $11.87622           8,078
    01/01/2010 to 12/31/2010                          $11.87622        $12.91720          13,631
-------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                           $9.61460        $14.43722               0
    01/01/2010 to 12/31/2010                          $14.43722        $18.05639             988
-------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                           $9.98042        $12.91689               0
    01/01/2010 to 12/31/2010                          $12.91689        $16.63865               0
-------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET
 ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                          $10.02669        $11.90940             833
    01/01/2010 to 12/31/2010                          $11.90940        $13.11591             803
-------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                          $10.01295        $12.23369             842
    01/01/2010 to 12/31/2010                          $12.23369        $13.59671           3,829

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98495        $12.09411          23,369
    01/01/2010 to 12/31/2010                                $12.09411        $13.98889          30,229
-------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.85922        $13.86394               0
    01/01/2010 to 12/31/2010                                $13.86394        $16.19501               0
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.04641        $12.77350             321
    01/01/2010 to 12/31/2010                                $12.77350        $13.69075             257
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.05946        $13.41553             309
    01/01/2010 to 12/31/2010                                $13.41553        $15.62225             247
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.95299        $12.69363             406
    01/01/2010 to 12/31/2010                                $12.69363        $15.63815             321
-------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.01688        $12.45202             438
    01/01/2010 to 12/31/2010                                $12.45202        $13.73475             350
-------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.04083        $12.18507           2,054
    01/01/2010 to 12/31/2010                                $12.18507        $13.47799           2,262
-------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02447        $11.79847           8,311
    01/01/2010 to 12/31/2010                                $11.79847        $12.79587           7,882
-------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.14301        $13.20314             168
    01/01/2010 to 12/31/2010                                $13.20314        $14.69146             131
-------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.11751        $13.03546             169
    01/01/2010 to 12/31/2010                                $13.03546        $14.07233             132
-------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.07957        $11.60698             375
    01/01/2010 to 12/31/2010                                $11.60698        $12.10548             294
-------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                               $10.08304        $10.27450               0
    01/01/2010 to 12/31/2010                                $10.27450        $11.11489               0
-------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                               $10.14442        $10.28427               0
    01/01/2010 to 12/31/2010                                $10.28427        $11.36620               0
-------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.12716        $13.51911           1,026
    01/01/2010 to 12/31/2010                                $13.51911        $14.08039             919
-------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.06244        $12.66779               0
    01/01/2010 to 12/31/2010                                $12.66779        $13.93094               0
-------------------------------------------------------------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.03366        $12.02212              91
    01/01/2010 to 12/31/2010                                $12.02212        $13.25071              74

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.00707        $12.64986               0
    01/01/2010 to 12/31/2010                               $12.64986        $14.72189               0
------------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.07221        $13.29699             475
    01/01/2010 to 12/31/2010                               $13.29699        $14.47925             377
------------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.02799        $12.08937             240
    01/01/2010 to 12/31/2010                               $12.08937        $13.25078             192
------------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98565        $13.16329               0
    01/01/2010 to 12/31/2010                               $13.16329        $15.81268               0
------------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.99944         $9.81635               0
    01/01/2010 to 12/31/2010                                $9.81635         $9.54203               0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.13080        $13.64671             218
    01/01/2010 to 12/31/2010                               $13.64671        $16.37056             163
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.97656        $12.30001               0
    01/01/2010 to 12/31/2010                               $12.30001        $15.38158              11
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.93439        $12.00455               0
    01/01/2010 to 12/31/2010                               $12.00455        $14.03086               0
------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.05416        $14.72003             934
    01/01/2010 to 12/31/2010                               $14.72003        $17.49127           2,204
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.99034        $10.42936             742
    01/01/2010 to 12/31/2010                               $10.42936        $10.53072             725
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98221        $10.99376           1,117
    01/01/2010 to 12/31/2010                               $10.99376        $11.50858           3,160
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.02077        $11.54735          21,115
    01/01/2010 to 12/31/2010                               $11.54735        $12.40842          24,342
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.07694        $12.74087               0
    01/01/2010 to 12/31/2010                               $12.74087        $14.24535               0
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.08060        $12.32156           7,180
    01/01/2010 to 12/31/2010                               $12.32156        $13.38890           6,947
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.00810        $13.06689             176
    01/01/2010 to 12/31/2010                               $13.06689        $17.32359             138
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.97538        $12.87524               0
    01/01/2010 to 12/31/2010                               $12.87524        $15.76516               0
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.03813        $12.08359          15,745
    01/01/2010 to 12/31/2010                               $12.08359        $13.09769          14,981

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.01714        $11.04788               0
    01/01/2010 to 12/31/2010                                $11.04788        $11.35324               0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98673        $13.09279               0
    01/01/2010 to 12/31/2010                                $13.09279        $14.73561           1,741
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.30083        $13.68439             762
    01/01/2010 to 12/31/2010                                $13.68439        $16.01918           1,076
-------------------------------------------------------------------------------------------------------------
AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.09806        $12.69129               0
    01/01/2010 to 12/31/2010                                $12.69129        $13.86830               0
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98889        $10.70190           2,892
    01/01/2010 to 12/31/2010                                $10.70190        $11.21130           2,918
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                $10.07039        $12.75969          19,159
    01/01/2010 to 12/31/2010                                $12.75969        $13.67002          17,496
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02904        $12.50535               0
    01/01/2010 to 12/31/2010                                $12.50535        $14.26310               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP CONSUMER SERVICES
    05/01/2009 to 12/31/2009                                 $9.95189        $12.24326               0
    01/01/2010 to 12/31/2010                                $12.24326        $14.44336               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP FINANCIALS
    05/01/2009 to 12/31/2009                                 $9.82693        $12.81426               0
    01/01/2010 to 12/31/2010                                $12.81426        $13.81448               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP HEALTH CARE
    05/01/2009 to 12/31/2009                                 $9.97635        $12.72096               0
    01/01/2010 to 12/31/2010                                $12.72096        $12.71409               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP INDUSTRIALS
    05/01/2009 to 12/31/2009                                $10.11148        $12.71613               0
    01/01/2010 to 12/31/2010                                $12.71613        $15.29291               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP GROWTH
    05/01/2009 to 12/31/2009                                $10.06836        $12.57881               0
    01/01/2010 to 12/31/2010                                $12.57881        $13.83618               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP LARGE-CAP VALUE
    05/01/2009 to 12/31/2009                                $10.03414        $12.63430               0
    01/01/2010 to 12/31/2010                                $12.63430        $13.86165               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP MID-CAP GROWTH
    05/01/2009 to 12/31/2009                                 $9.99440        $12.60128               0
    01/01/2010 to 12/31/2010                                $12.60128        $15.72664               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP MID-CAP VALUE
    05/01/2009 to 12/31/2009                                 $9.91638        $12.70255               0
    01/01/2010 to 12/31/2010                                $12.70255        $14.86940               0
-------------------------------------------------------------------------------------------------------------
PROFUND VP REAL ESTATE
    05/01/2009 to 12/31/2009                                 $9.61564        $13.95801               0
    01/01/2010 to 12/31/2010                                $13.95801        $16.91442               0

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                     Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP GROWTH
    05/01/2009 to 12/31/2009          $10.01013        $12.51981              0
    01/01/2010 to 12/31/2010          $12.51981        $15.29722          1,367
---------------------------------------------------------------------------------------
PROFUND VP SMALL-CAP VALUE
    05/01/2009 to 12/31/2009           $9.95996        $12.34211              0
    01/01/2010 to 12/31/2010          $12.34211        $14.64562              0
---------------------------------------------------------------------------------------
PROFUND VP TELECOMMUNICATIONS
    05/01/2009 to 12/31/2009          $10.15330        $10.96654              0
    01/01/2010 to 12/31/2010          $10.96654        $12.32945              0
---------------------------------------------------------------------------------------
PROFUND VP UTILITIES
    05/01/2009 to 12/31/2009          $10.23431        $12.19246              0
    01/01/2010 to 12/31/2010          $12.19246        $12.55402              0



 *  Denotes the start date of these sub-accounts

                                PREMIER X SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

           ACCUMULATION UNIT VALUES: BASIC DEATH BENEFIT ONLY (1.55%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97019        $10.55642           870,034
    01/01/2007 to 12/31/2007                             $10.55642        $11.35167         1,979,283
    01/01/2008 to 12/31/2008                             $11.35167         $7.62021         5,470,612
    01/01/2009 to 12/31/2009                              $7.62021         $9.33172        18,592,099
    01/01/2010 to 12/31/2010                              $9.33172        $10.28882        23,265,499
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98891        $10.50011           279,009
    01/01/2007 to 12/31/2007                             $10.50011        $11.32196           547,245
    01/01/2008 to 12/31/2008                             $11.32196         $7.82619         2,348,236
    01/01/2009 to 12/31/2009                              $7.82619         $9.72595         9,678,004
    01/01/2010 to 12/31/2010                              $9.72595        $10.89021        12,279,526
----------------------------------------------------------------------------------------------------------
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.97083        $10.66139           338,838
    01/01/2007 to 12/31/2007                             $10.66139        $11.50135           828,348
    01/01/2008 to 12/31/2008                             $11.50135         $6.53179           909,806
    01/01/2009 to 12/31/2009                              $6.53179         $8.26091         1,274,354
    01/01/2010 to 12/31/2010                              $8.26091         $9.32545         1,435,409
----------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.95058        $11.08082            44,340
    01/01/2007 to 12/31/2007                             $11.08082        $10.52167            90,758
    01/01/2008 to 12/31/2008                             $10.52167         $6.02125            94,337
    01/01/2009 to 12/31/2009                              $6.02125         $7.34030           423,253
    01/01/2010 to 12/31/2010                              $7.34030         $8.18554           514,767

                                                                                        Number of
                                                    Accumulation     Accumulation      Accumulation
                                                    Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                     Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006                           $9.96069        $11.04566            57,035
    01/01/2007 to 12/31/2007                          $11.04566        $11.43381           133,709
    01/01/2008 to 12/31/2008                          $11.43381         $6.67776           175,361
    01/01/2009 to 12/31/2009                           $6.67776         $7.83769           376,536
    01/01/2010 to 12/31/2010                           $7.83769         $8.71263           432,046
-------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                           $9.98454        $11.03528             9,874
    01/01/2007 to 12/31/2007                          $11.03528        $10.85441            83,061
    01/01/2008 to 12/31/2008                          $10.85441         $6.97484           118,976
    01/01/2009 to 12/31/2009                           $6.97484         $8.08917           252,108
    01/01/2010 to 12/31/2010                           $8.08917         $9.06867           284,726
-------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                           $9.97960        $10.51282           218,414
    01/01/2007 to 12/31/2007                          $10.51282        $11.29102           882,633
    01/01/2008 to 12/31/2008                          $11.29102         $7.92738         6,284,486
    01/01/2009 to 12/31/2009                           $7.92738         $9.62505        27,228,736
    01/01/2010 to 12/31/2010                           $9.62505        $10.64526        34,178,015
-------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                           $9.97990        $10.61483           752,603
    01/01/2007 to 12/31/2007                          $10.61483        $11.46891         2,304,166
    01/01/2008 to 12/31/2008                          $11.46891         $7.34781         5,994,725
    01/01/2009 to 12/31/2009                           $7.34781         $9.06844        27,340,546
    01/01/2010 to 12/31/2010                           $9.06844        $10.12452        33,752,087
-------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                         $10.09931         $6.70326           384,017
    01/01/2009 to 12/31/2009                           $6.70326         $8.37330         4,604,696
    01/01/2010 to 12/31/2010                           $8.37330         $9.42811         6,724,473
-------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                         $10.08113         $7.35283           771,630
    01/01/2009 to 12/31/2009                           $7.35283         $8.93400         6,054,382
    01/01/2010 to 12/31/2010                           $8.93400         $9.84613         8,324,552
-------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006                           $9.88717        $12.12913            68,751
    01/01/2007 to 12/31/2007                          $12.12913         $9.56185           129,875
    01/01/2008 to 12/31/2008                           $9.56185         $6.11539           223,594
    01/01/2009 to 12/31/2009                           $6.11539         $7.94483           402,409
    01/01/2010 to 12/31/2010                           $7.94483        $10.06834           641,803
-------------------------------------------------------------------------------------------------------
AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                           $9.98301        $10.46536             7,770
    01/01/2007 to 12/31/2007                          $10.46536         $8.47377            54,692
    01/01/2008 to 07/18/2008                           $8.47377         $7.76928                 0
-------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                           $9.99874         $9.95782            21,725
    01/01/2007 to 12/31/2007                           $9.95782        $10.90438            57,968
    01/01/2008 to 12/31/2008                          $10.90438         $6.00326            79,885
    01/01/2009 to 12/31/2009                           $6.00326         $7.84248           315,327
    01/01/2010 to 12/31/2010                           $7.84248        $10.23628           396,390

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET
 ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.10364         $7.51323           188,606
    01/01/2009 to 12/31/2009                                 $7.51323         $8.96936         1,810,492
    01/01/2010 to 12/31/2010                                 $8.96936        $10.00929         2,473,569
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.99874        $10.53609            71,662
    01/01/2007 to 12/31/2007                                $10.53609        $11.26222           283,687
    01/01/2008 to 12/31/2008                                $11.26222         $7.26552         1,779,824
    01/01/2009 to 12/31/2009                                 $7.26552         $8.86111         8,593,359
    01/01/2010 to 12/31/2010                                 $8.86111         $9.97923        10,586,571
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.99874        $10.31485           100,669
    01/01/2007 to 12/31/2007                                $10.31485        $11.31636           374,786
    01/01/2008 to 12/31/2008                                $11.31636         $6.60696         1,947,722
    01/01/2009 to 12/31/2009                                 $6.60696         $8.19609        12,858,817
    01/01/2010 to 12/31/2010                                 $8.19609         $9.60610        16,273,232
-------------------------------------------------------------------------------------------------------------
AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008                                $9.99874         $7.47746           150,004
    01/01/2009 to 11/13/2009                                 $7.47746         $8.37230                 0
-------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008                               $10.17542         $6.11700             5,945
    01/01/2009 to 12/31/2009                                 $6.11700         $8.13797           106,511
    01/01/2010 to 12/31/2010                                 $8.13797         $9.63255           192,701
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.93510        $10.26259            28,274
    01/01/2007 to 12/31/2007                                $10.26259        $11.51919           118,236
    01/01/2008 to 12/31/2008                                $11.51919         $6.77534           202,174
    01/01/2009 to 12/31/2009                                 $6.77534         $9.96770           816,286
    01/01/2010 to 12/31/2010                                 $9.96770        $10.82533           781,848
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.95809         $9.87709            15,491
    01/01/2007 to 12/31/2007                                 $9.87709        $11.60729            69,386
    01/01/2008 to 12/31/2008                                $11.60729         $6.76729           106,877
    01/01/2009 to 12/31/2009                                 $6.76729        $10.46870           740,477
    01/01/2010 to 12/31/2010                                $10.46870        $12.35275           763,649
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008                               $10.03362         $7.64384            28,596
    01/01/2009 to 12/31/2009                                 $7.64384         $9.54810           263,795
    01/01/2010 to 12/31/2010                                 $9.54810        $11.91907           399,917
-------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.99874        $10.57653            45,123
    01/01/2007 to 12/31/2007                                $10.57653        $10.67274            82,416
    01/01/2008 to 12/31/2008                                $10.67274         $7.82524           107,722
    01/01/2009 to 12/31/2009                                 $7.82524        $10.44540           443,242
    01/01/2010 to 12/31/2010                                $10.44540        $11.67447           621,288
-------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                               $10.11182         $7.14571           252,249
    01/01/2009 to 12/31/2009                                 $7.14571         $8.91307         3,437,241
    01/01/2010 to 12/31/2010                                 $8.91307         $9.98987         4,626,865

                                                                                          Number of
                                                      Accumulation     Accumulation      Accumulation
                                                      Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008                           $10.08931         $7.62229          594,087
    01/01/2009 to 12/31/2009                             $7.62229         $9.26113        5,204,694
    01/01/2010 to 12/31/2010                             $9.26113        $10.17744        6,865,530
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                            $9.99225        $10.61561           57,399
    01/01/2007 to 12/31/2007                            $10.61561        $12.44440          160,902
    01/01/2008 to 12/31/2008                            $12.44440         $6.09868          233,765
    01/01/2009 to 12/31/2009                             $6.09868         $8.12488          394,964
    01/01/2010 to 12/31/2010                             $8.12488         $9.16080          470,685
---------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006                           $10.01040        $10.87892           66,935
    01/01/2007 to 12/31/2007                            $10.87892        $12.61913          193,893
    01/01/2008 to 12/31/2008                            $12.61913         $6.95843          217,704
    01/01/2009 to 12/31/2009                             $6.95843         $8.94211          448,995
    01/01/2010 to 12/31/2010                             $8.94211         $9.78154          522,920
---------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.96739        $10.54879           13,180
    01/01/2007 to 12/31/2007                            $10.54879        $10.58861           57,137
    01/01/2008 to 12/31/2008                            $10.58861         $8.59008        2,495,791
    01/01/2009 to 12/31/2009                             $8.59008        $10.32164        8,909,402
    01/01/2010 to 12/31/2010                            $10.32164        $10.90809        9,450,984
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.08412        $10.29227            1,459
    01/01/2010 to 12/31/2010                            $10.29227        $11.28218           54,941
---------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                           $10.14551        $10.30208            8,911
    01/01/2010 to 12/31/2010                            $10.30208        $11.53709           70,990
---------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.99874        $10.59240           51,756
    01/01/2007 to 12/31/2007                            $10.59240        $11.41442          141,891
    01/01/2008 to 12/31/2008                            $11.41442         $6.58885          218,870
    01/01/2009 to 12/31/2009                             $6.58885         $8.81640          648,708
    01/01/2010 to 12/31/2010                             $8.81640         $9.30432          846,204
---------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.96006        $11.02379           56,395
    01/01/2007 to 12/31/2007                            $11.02379        $10.53044          127,887
    01/01/2008 to 12/31/2008                            $10.53044         $6.06725          214,857
    01/01/2009 to 12/31/2009                             $6.06725         $7.13569          385,899
    01/01/2010 to 12/31/2010                             $7.13569         $7.95146          454,900
---------------------------------------------------------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006                             $9.99874        $10.49063            9,991
    01/01/2007 to 12/31/2007                            $10.49063        $10.95860           38,378
    01/01/2008 to 12/31/2008                            $10.95860         $8.28202           46,938
    01/01/2009 to 12/31/2009                             $8.28202        $10.97774          253,610
    01/01/2010 to 12/31/2010                            $10.97774        $12.26034          336,988

                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.94821        $10.22734           59,918
    01/01/2007 to 12/31/2007                             $10.22734        $11.57756          132,600
    01/01/2008 to 12/31/2008                             $11.57756         $6.42308          210,852
    01/01/2009 to 12/31/2009                              $6.42308         $8.20734          436,573
    01/01/2010 to 12/31/2010                              $8.20734         $9.67845          566,960
----------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.96027        $11.11545           34,108
    01/01/2007 to 12/31/2007                             $11.11545        $11.97391          106,458
    01/01/2008 to 12/31/2008                             $11.97391         $7.78320          172,126
    01/01/2009 to 12/31/2009                              $7.78320        $10.07929          304,375
    01/01/2010 to 12/31/2010                             $10.07929        $11.12120          379,744
----------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.93185        $10.39379           21,380
    01/01/2007 to 12/31/2007                             $10.39379        $11.78062           57,864
    01/01/2008 to 12/31/2008                             $11.78062         $7.38927           92,343
    01/01/2009 to 12/31/2009                              $7.38927         $9.04493          149,026
    01/01/2010 to 12/31/2010                              $9.04493        $10.04560          163,547
----------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.92917        $10.41366           13,257
    01/01/2007 to 12/31/2007                             $10.41366        $10.53613           68,861
    01/01/2008 to 12/31/2008                             $10.53613         $6.41960           81,548
    01/01/2009 to 12/31/2009                              $6.41960         $8.77984          212,717
    01/01/2010 to 12/31/2010                              $8.77984        $10.68701          280,877
----------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006                             $9.99991        $10.21812          142,009
    01/01/2007 to 12/31/2007                             $10.21812        $10.55481          439,666
    01/01/2008 to 12/31/2008                             $10.55481        $10.65447        2,759,260
    01/01/2009 to 12/31/2009                             $10.65447        $10.51751        2,267,294
    01/01/2010 to 12/31/2010                             $10.51751        $10.35969        1,594,489
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                             $10.03587        $10.17022           44,095
    01/01/2007 to 12/31/2007                             $10.17022        $10.33156          108,936
    01/01/2008 to 12/31/2008                             $10.33156         $5.87444          133,061
    01/01/2009 to 12/31/2009                              $5.87444         $8.13599          582,751
    01/01/2010 to 12/31/2010                              $8.13599         $9.88948          766,853
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.96512        $10.21327           38,268
    01/01/2007 to 12/31/2007                             $10.21327        $12.28959           92,876
    01/01/2008 to 12/31/2008                             $12.28959         $6.87585          136,526
    01/01/2009 to 12/31/2009                              $6.87585         $8.78786          291,632
    01/01/2010 to 12/31/2010                              $8.78786        $11.13543          421,493
----------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006                              $9.98815         $9.45733           10,879
    01/01/2007 to 12/31/2007                              $9.45733        $11.05501           48,803
    01/01/2008 to 12/31/2008                             $11.05501         $6.25525           67,244
    01/01/2009 to 12/31/2009                              $6.25525         $7.54954          189,275
    01/01/2010 to 12/31/2010                              $7.54954         $8.94111          272,224
----------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008                            $10.10148         $5.57715            2,526
    01/01/2009 to 12/31/2009                              $5.57715         $9.14495        1,041,944
    01/01/2010 to 12/31/2010                              $9.14495        $11.01080        1,678,816

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.98034        $10.17953             9,194
    01/01/2007 to 12/31/2007                               $10.17953        $10.70491            27,226
    01/01/2008 to 12/31/2008                               $10.70491        $10.65895           273,679
    01/01/2009 to 12/31/2009                               $10.65895        $11.56999           491,388
    01/01/2010 to 12/31/2010                               $11.56999        $11.83776           692,562
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006                               $9.97139        $10.31233            81,554
    01/01/2007 to 12/31/2007                               $10.31233        $10.99780           175,563
    01/01/2008 to 12/31/2008                               $10.99780        $10.58517           737,508
    01/01/2009 to 12/31/2009                               $10.58517        $12.14622         4,497,611
    01/01/2010 to 12/31/2010                               $12.14622        $12.88400         6,521,873
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.97932        $10.42580            41,155
    01/01/2007 to 12/31/2007                               $10.42580        $11.16097           213,961
    01/01/2008 to 12/31/2008                               $11.16097         $8.84892         4,320,625
    01/01/2009 to 12/31/2009                                $8.84892        $10.45993        16,267,702
    01/01/2010 to 12/31/2010                               $10.45993        $11.38917        20,251,502
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.95097        $10.74043            26,327
    01/01/2007 to 12/31/2007                               $10.74043        $10.79584           109,945
    01/01/2008 to 12/31/2008                               $10.79584         $6.51497           137,469
    01/01/2009 to 12/31/2009                                $6.51497         $7.81555           236,297
    01/01/2010 to 12/31/2010                                $7.81555         $8.85453           252,083
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.98449        $10.58114            28,050
    01/01/2007 to 12/31/2007                               $10.58114        $11.34807            50,902
    01/01/2008 to 12/31/2008                               $11.34807         $7.80093           541,511
    01/01/2009 to 12/31/2009                                $7.80093         $9.78770         5,527,106
    01/01/2010 to 12/31/2010                                $9.78770        $10.77678         8,729,302
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                               $9.90522         $9.92188            15,284
    01/01/2007 to 12/31/2007                                $9.92188        $10.46833            49,715
    01/01/2008 to 12/31/2008                               $10.46833         $6.70061            81,727
    01/01/2009 to 12/31/2009                                $6.70061         $8.83559           185,740
    01/01/2010 to 12/31/2010                                $8.83559        $11.86932           315,242
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.99256        $10.47191            33,223
    01/01/2007 to 12/31/2007                               $10.47191         $9.73292           127,547
    01/01/2008 to 12/31/2008                                $9.73292         $6.73606           266,159
    01/01/2009 to 12/31/2009                                $6.73606         $8.42432           409,674
    01/01/2010 to 12/31/2010                                $8.42432        $10.45223           478,873
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006                                $9.96827        $10.63917            26,346
    01/01/2007 to 12/31/2007                               $10.63917        $11.13836           209,218
    01/01/2008 to 12/31/2008                               $11.13836         $8.12262         1,854,755
    01/01/2009 to 12/31/2009                                $8.12262         $9.92935         9,485,424
    01/01/2010 to 12/31/2010                                $9.92935        $10.90571        12,526,458

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.98973        $10.30713           24,861
    01/01/2007 to 12/31/2007                                $10.30713        $11.12805           57,667
    01/01/2008 to 12/31/2008                                $11.12805        $10.69133          156,631
    01/01/2009 to 12/31/2009                                $10.69133        $11.80367          409,662
    01/01/2010 to 12/31/2010                                $11.80367        $12.29119          466,177
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006                                $9.94026        $10.47609           43,555
    01/01/2007 to 12/31/2007                                $10.47609        $11.16482          124,564
    01/01/2008 to 12/31/2008                                $11.16482         $6.53413          187,362
    01/01/2009 to 12/31/2009                                 $6.53413         $9.86862          558,526
    01/01/2010 to 12/31/2010                                 $9.86862        $11.25440          802,365
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006                                $10.14759         $9.83697           89,048
    01/01/2007 to 12/31/2007                                 $9.83697        $13.60991          492,266
    01/01/2008 to 12/31/2008                                $13.60991         $6.70277          838,493
    01/01/2009 to 12/31/2009                                 $6.70277         $9.85783        2,292,411
    01/01/2010 to 12/31/2010                                 $9.85783        $11.69296        2,773,962
-------------------------------------------------------------------------------------------------------------
AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006                                 $9.94943        $11.02776           38,913
    01/01/2007 to 12/31/2007                                $11.02776        $10.98653          109,965
    01/01/2008 to 12/31/2008                                $10.98653         $6.78317          128,982
    01/01/2009 to 12/31/2009                                 $6.78317         $7.89930          289,901
    01/01/2010 to 12/31/2010                                 $7.89930         $8.74662          287,988
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007                                $9.99874         $9.98107                0
    01/01/2008 to 12/31/2008                                 $9.98107         $9.31646          155,946
    01/01/2009 to 12/31/2009                                 $9.31646        $10.24119          940,945
    01/01/2010 to 12/31/2010                                $10.24119        $10.87128        1,513,592
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008                               $10.07814         $6.64843          792,320
    01/01/2009 to 12/31/2009                                 $6.64843         $8.51531        5,928,271
    01/01/2010 to 12/31/2010                                 $8.51531         $9.24408        8,882,311



 *  Denotes the start date of these sub-accounts

                                PREMIER X SERIES
                          PRUCO LIFE INSURANCE COMPANY
                                   PROSPECTUS

  ACCUMULATION UNIT VALUES: WITH HD GRO 60 BPS AND COMBO 5%/HAV 80 BPS (2.95%)



                                                                                           Number of
                                                       Accumulation     Accumulation      Accumulation
                                                       Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------------
AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.02446        $12.14965          13,020
    01/01/2010 to 12/31/2010                             $12.14965        $13.21360          18,869
----------------------------------------------------------------------------------------------------------
AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                             $10.03680        $12.34562          27,619
    01/01/2010 to 12/31/2010                             $12.34562        $13.63558          26,045

                                                                                               Number of
                                                           Accumulation     Accumulation      Accumulation
                                                           Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------------------
AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.06151        $12.69361           4,191
    01/01/2010 to 12/31/2010                                 $12.69361        $14.13468           6,093
--------------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.09987        $12.83359           5,131
    01/01/2010 to 12/31/2010                                 $12.83359        $14.11704           1,576
--------------------------------------------------------------------------------------------------------------
AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.12441        $12.13788           1,283
    01/01/2010 to 12/31/2010                                 $12.13788        $13.30952             986
--------------------------------------------------------------------------------------------------------------
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.07546        $12.39336             836
    01/01/2010 to 12/31/2010                                 $12.39336        $13.70528             790
--------------------------------------------------------------------------------------------------------------
AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.02327        $11.97544          12,470
    01/01/2010 to 12/31/2010                                 $11.97544        $13.06479          30,991
--------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009                                  $9.93798         $9.55647               0
    01/01/2010 to 12/31/2010                                  $9.55647        $10.26446               0
--------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009                                  $9.92241         $9.62205               0
    01/01/2010 to 12/31/2010                                  $9.62205        $10.39180               0
--------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009                                  $9.90519         $9.52347               0
    01/01/2010 to 12/31/2010                                  $9.52347        $10.30156               0
--------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009                                  $9.88390         $9.20011               0
    01/01/2010 to 12/31/2010                                  $9.20011         $9.99504          29,718
--------------------------------------------------------------------------------------------------------------
AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010                                 $9.99681        $10.88888          21,997
--------------------------------------------------------------------------------------------------------------
AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.03857        $12.24278          77,092
    01/01/2010 to 12/31/2010                                 $12.24278        $13.48272          81,979
--------------------------------------------------------------------------------------------------------------
AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.05218        $12.27557          11,261
    01/01/2010 to 12/31/2010                                 $12.27557        $13.63420          14,402
--------------------------------------------------------------------------------------------------------------
AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.03963        $11.87231          12,709
    01/01/2010 to 12/31/2010                                 $11.87231        $12.90674          12,757
--------------------------------------------------------------------------------------------------------------
AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.61459        $14.43234           3,001
    01/01/2010 to 12/31/2010                                 $14.43234        $18.04155           1,457
--------------------------------------------------------------------------------------------------------------
AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                  $9.98041        $12.91275             556
    01/01/2010 to 12/31/2010                                 $12.91275        $16.62530             977
--------------------------------------------------------------------------------------------------------------
AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION
 PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.02668        $11.90548          15,388
    01/01/2010 to 12/31/2010                                 $11.90548        $13.10518          11,820
--------------------------------------------------------------------------------------------------------------
AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                 $10.01294        $12.22965           5,632
    01/01/2010 to 12/31/2010                                 $12.22965        $13.58559           4,832

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98494        $12.09006          22,900
    01/01/2010 to 12/31/2010                                $12.09006        $13.97741          10,480
-------------------------------------------------------------------------------------------------------------
AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.85920        $13.85928             301
    01/01/2010 to 12/31/2010                                $13.85928        $16.18173             537
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.04640        $12.76940           5,379
    01/01/2010 to 12/31/2010                                $12.76940        $13.67964           4,365
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.05944        $13.41116           1,228
    01/01/2010 to 12/31/2010                                $13.41116        $15.60961             497
-------------------------------------------------------------------------------------------------------------
AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.95298        $12.68960             222
    01/01/2010 to 12/31/2010                                $12.68960        $15.62558             518
-------------------------------------------------------------------------------------------------------------
AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.01687        $12.44787               0
    01/01/2010 to 12/31/2010                                $12.44787        $13.72365             489
-------------------------------------------------------------------------------------------------------------
AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.04081        $12.18110             290
    01/01/2010 to 12/31/2010                                $12.18110        $13.46704             370
-------------------------------------------------------------------------------------------------------------
AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.02446        $11.79459           1,433
    01/01/2010 to 12/31/2010                                $11.79459        $12.78541           3,319
-------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.14299        $13.19877             761
    01/01/2010 to 12/31/2010                                $13.19877        $14.67945           1,006
-------------------------------------------------------------------------------------------------------------
AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.11749        $13.03119             535
    01/01/2010 to 12/31/2010                                $13.03119        $14.06081             512
-------------------------------------------------------------------------------------------------------------
AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.07956        $11.60326           3,077
    01/01/2010 to 12/31/2010                                $11.60326        $12.09566           4,452
-------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009                               $10.08300        $10.27380             288
    01/01/2010 to 12/31/2010                                $10.27380        $11.10882             666
-------------------------------------------------------------------------------------------------------------
AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009                               $10.14438        $10.28361               0
    01/01/2010 to 12/31/2010                                $10.28361        $11.35995               0
-------------------------------------------------------------------------------------------------------------
AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.12715        $13.51479           1,772
    01/01/2010 to 12/31/2010                                $13.51479        $14.06906           1,768
-------------------------------------------------------------------------------------------------------------
AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.06243        $12.66367           1,730
    01/01/2010 to 12/31/2010                                $12.66367        $13.91972           1,413
-------------------------------------------------------------------------------------------------------------
AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.03365        $12.01819               0
    01/01/2010 to 12/31/2010                                $12.01819        $13.23989               0

                                                                                             Number of
                                                         Accumulation     Accumulation      Accumulation
                                                         Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                          Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------------------------
AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.00706        $12.64572           5,784
    01/01/2010 to 12/31/2010                               $12.64572        $14.70981           2,852
------------------------------------------------------------------------------------------------------------
AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.07220        $13.29257             862
    01/01/2010 to 12/31/2010                               $13.29257        $14.46732             927
------------------------------------------------------------------------------------------------------------
AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.02798        $12.08547           4,955
    01/01/2010 to 12/31/2010                               $12.08547        $13.24017           3,591
------------------------------------------------------------------------------------------------------------
AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98563        $13.15888             830
    01/01/2010 to 12/31/2010                               $13.15888        $15.79968             858
------------------------------------------------------------------------------------------------------------
AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.99942         $9.81329             122
    01/01/2010 to 12/31/2010                                $9.81329         $9.53428           1,606
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.13078        $13.64222               0
    01/01/2010 to 12/31/2010                               $13.64222        $16.35722               0
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.97654        $12.29592           2,852
    01/01/2010 to 12/31/2010                               $12.29592        $15.36897           1,578
------------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.93437        $12.00057           1,718
    01/01/2010 to 12/31/2010                               $12.00057        $14.01944             525
------------------------------------------------------------------------------------------------------------
AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.05415        $14.71525           1,037
    01/01/2010 to 12/31/2010                               $14.71525        $17.47708             843
------------------------------------------------------------------------------------------------------------
AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.99032        $10.42590              32
    01/01/2010 to 12/31/2010                               $10.42590        $10.52192              27
------------------------------------------------------------------------------------------------------------
AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.98220        $10.99025           6,009
    01/01/2010 to 12/31/2010                               $10.99025        $11.49931           9,247
------------------------------------------------------------------------------------------------------------
AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.02076        $11.54365           7,145
    01/01/2010 to 12/31/2010                               $11.54365        $12.39835          22,449
------------------------------------------------------------------------------------------------------------
AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.07692        $12.73663             830
    01/01/2010 to 12/31/2010                               $12.73663        $14.23370           1,357
------------------------------------------------------------------------------------------------------------
AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.08059        $12.31748           4,321
    01/01/2010 to 12/31/2010                               $12.31748        $13.37803           8,944
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.00808        $13.06267             362
    01/01/2010 to 12/31/2010                               $13.06267        $17.30954             261
------------------------------------------------------------------------------------------------------------
AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $9.97537        $12.87104             193
    01/01/2010 to 12/31/2010                               $12.87104        $15.75235             166
------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009                               $10.03811        $12.07954           6,992
    01/01/2010 to 12/31/2010                               $12.07954        $13.08694           9,784

                                                                                              Number of
                                                          Accumulation     Accumulation      Accumulation
                                                          Unit Value at    Unit Value at Units Outstanding at
Sub-Accounts                                           Beginning of Period End of Period    End of Period
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.01712        $11.04419               0
    01/01/2010 to 12/31/2010                                $11.04419        $11.34386               0
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98672        $13.08861           4,447
    01/01/2010 to 12/31/2010                                $13.08861        $14.72376           4,140
-------------------------------------------------------------------------------------------------------------
AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.30082        $13.67983           5,063
    01/01/2010 to 12/31/2010                                $13.67983        $16.00607           2,365
-------------------------------------------------------------------------------------------------------------
AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009                                $10.09805        $12.68715             787
    01/01/2010 to 12/31/2010                                $12.68715        $13.85711             748
-------------------------------------------------------------------------------------------------------------
AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009                                 $9.98887        $10.69839             753
    01/01/2010 to 12/31/2010                                $10.69839        $11.20219           1,087
-------------------------------------------------------------------------------------------------------------
FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009                                $10.07038        $12.75551          11,598
    01/01/2010 to 12/31/2010                                $12.75551        $13.65890          14,940



 *  Denotes the start date of these sub-accounts

       APPENDIX B - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU


 Pruco Life Insurance Company offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on factors such as the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.


 The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or Death Benefit protection.


 Among the factors you should consider when choosing which annuity product and benefit may be most appropriate for your individual needs are the following:

..   Your age;
..   The amount of your investment and any planned future deposits into the annuity,
..   How long you intend to hold the annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the annuity and the timing thereof;
..   Your investment return objectives;
..   The effect of optional benefits that may be elected,
..   The value of being able to "lock-in" growth in your annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the annuity; and
..   Your desire to minimize costs and/or maximize return associated with the annuity.

 You can compare the costs of the B Series, L Series, and X Series by examining the section in this prospectus entitled "Summary of Contract Fees and Charges." For example, the X Series has the highest contingent deferred sales charge ("CDSC") and the highest Insurance Charge of the three series, however the X Series offers Purchase Credits and Longevity Credits that the other two series do not. The B Series has the lowest Insurance Charge of the three series, but it does not offer Purchase Credits or Longevity Credits that the X Series offers. The B Series has a lower Insurance Charge than the L Series, however the B Series has a longer CDSC period than the L Series. The L Series has the shortest CDSC period, however the Insurance Charge for the L Series is nearly as high as the X Series, and the L Series does not offer Purchase Credits or Longevity Credits. The L Series offers ProFund VP Sub-accounts and flexibility with the election and termination of certain optional death benefits that the other two series do not offer. As you can see, there are trade-offs associated with the costs and benefits provided by each of the series. In choosing which series to purchase, you should consider which benefits are most important to you, and whether the associated costs offer the greatest value to you.

 The following chart outlines some of the different features for each annuity sold through this prospectus. The availability of optional features, such as those noted in the chart, may increase the cost of the annuity. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

 In addition, the hypothetical illustrations below reflect the Account Value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.

 PRUCO LIFE ANNUITY PRODUCT COMPARISON
 Below is a summary of Pruco Life's annuity products sold through this prospectus. Premier X Series refers to Prudential Premier Variable Annuity X Series, Premier L Series refers to Prudential Premier Variable Annuity L Series and Premier B Series refers to Prudential Premier Variable Annuity B Series. Your registered Financial Professional can provide you with the prospectus for the Annuities and the underlying portfolios and can guide you through Selecting the Variable Annuity That's Right for You, and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing. Pruco Life Insurance Company does not make recommendations or provide investment advice. Note that not all of the optional benefits listed are currently offered.

                                           PREMIER X SERIES                     PREMIER L SERIES
------------------------------------------------------------------------------------------------------------
Minimum Investment                $10,000                              $10,000
------------------------------------------------------------------------------------------------------------
Maximum Issue Age                 75                                   85
------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales Charge  9 Years                              4 Years
 Schedule                         (based on date of each purchase      (based on date of each purchase
                                  payment) (9%, 8.5%, 8%, 7%, 6%,      payment) (7%, 7%, 6%, 5%)
                                  5%, 4%, 3%, 2%)
------------------------------------------------------------------------------------------------------------
Insurance Charge                  1.55%                                1.50%
------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee            Lesser of $35 or                     Lesser of $35 or
                                  2% of Account Value (only            2% of Account Value (only
                                  applicable if Account Value is less  applicable if Account Value is less
                                  than $100,000)                       than $100,000)
------------------------------------------------------------------------------------------------------------
Purchase Credit                   For purchase payments made up to     No
                                  and including age 80, 6%,
                                  regardless of the purchase
                                  payment amount.
                                  For purchase payments between
                                  81-85, 3%, regardless of the
                                  purchase payment amount.
                                  Recaptured on in certain
                                  circumstates.
------------------------------------------------------------------------------------------------------------
Longevity Credit                  0.40% of the sum of all purchase     No
                                  payments that have been in the
                                  Annuity for more than 9 years less
                                  the cumulative amount of
                                  withdrawals made (including
                                  CDSC) through the end of the
                                  period applied annually beginning
                                  on the 10/th/ Annuity Anniversary.
------------------------------------------------------------------------------------------------------------
Fixed Rate Option                 Currently offering duration of       Currently offering duration of
                                  1 year only.                         1 year only.
------------------------------------------------------------------------------------------------------------
Variable Investment Options       Advanced Series Trust (AST) Not      AST; ProFunds
                                  all options available with certain   Not all options available with
                                  optional benefits.                   certain optional benefits.
------------------------------------------------------------------------------------------------------------
Basic Death Benefit               The greater of: purchase payments    The greater of: purchase payments
                                  minus proportional withdrawals;      minus proportional withdrawals;
                                  and Account Value, less an           and Account Value
                                  amount equal to all credits applied
                                  within 12 months prior to the date
                                  of death
------------------------------------------------------------------------------------------------------------
Optional Death Benefits           Highest Daily Value (HDV)/           HDV/Combo 5% Roll-up/HAV
 (for an additional cost)         Combo 5% Roll-up/Highest
                                  Anniversary Value (HAV)
------------------------------------------------------------------------------------------------------------
Living Benefits (for an           Guaranteed Minimum Income            GMIB/LT5/SLT5/HD5
 additional cost)                 Benefit (GMIB)/Lifetime Five         (HD GRO)/(HD GRO II)/(HD7)
                                  (LT5)/Spousal Lifetime Five          (SHD7) (including "Plus"
                                  (SLT5)/Highest Daily Lifetime        versions) Highest Daily Lifetime 6
                                  Five (HD5)/Highest Daily GRO         Plus and Spousal Highest Daily
                                  (HD GRO)/Highest Daily GRO II        Lifetime 6 Plus
                                  (HD GRO II)/Highest Daily
                                  Lifetime Seven (HD7)/Spousal
                                  Highest Daily Lifetime Seven
                                  (SHD7) (including "Plus"
                                  versions) Highest Daily Lifetime 6
                                  Plus and Spousal Highest Daily
                                  Lifetime 6 Plus
------------------------------------------------------------------------------------------------------------

                                           PREMIER B SERIES
----------------------------------------------------------------------
Minimum Investment                $1,000
----------------------------------------------------------------------
Maximum Issue Age                 85
----------------------------------------------------------------------
Contingent Deferred Sales Charge  7 Years
 Schedule                         (based on date of each purchase
                                  payment) (7%, 6%, 5%, 4%, 3%,
                                  2%, 1%)
----------------------------------------------------------------------
Insurance Charge                  1.15%
----------------------------------------------------------------------
Annual Maintenance Fee            Lesser of $35 or
                                  2% of Account Value (only
                                  applicable if Account Value is less
                                  than $100,000)
----------------------------------------------------------------------
Purchase Credit                   No








----------------------------------------------------------------------
Longevity Credit                  No







----------------------------------------------------------------------
Fixed Rate Option                 Currently offering duration of
                                  1 year only.
----------------------------------------------------------------------
Variable Investment Options       AST Not all options available with
                                  certain optional benefits.

----------------------------------------------------------------------
Basic Death Benefit               The greater of: purchase payments
                                  minus proportional withdrawals;
                                  and Account Value



----------------------------------------------------------------------
Optional Death Benefits           HDV/Combo 5% Roll-up/HAV
 (for an additional cost)

----------------------------------------------------------------------
Living Benefits (for an           GMIB/LT5/SLT5/HD5
 additional cost)                 (HD GRO)/(HD GRO II)/(HD7)
                                  (SHD7) (including "Plus"
                                  versions) Highest Daily Lifetime 6
                                  Plus and Spousal Highest Daily
                                  Lifetime 6 Plus







----------------------------------------------------------------------

 HYPOTHETICAL ILLUSTRATION
 The following examples outline the value of each Annuity as well as the amount that would be available to an investor as a result of full surrender at the end of each of the Annuity years specified. The values shown below are based on the following assumptions:
..   An initial investment of $100,000 is made into each Annuity earning a gross rate of return of 0% and 6% and 10%, respectively.
..   No subsequent deposits or withdrawals are made from the Annuity.

..   The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the underlying portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows:


    -- 1.08% (for B Series and X Series) and 1.24% (for L Series) based on the fees and expenses of the applicable underlying portfolios as of December 31, 2010. The arithmetic average of all fund expenses is computed by adding portfolio management fees, 12b-1 fees and other expenses of all of the underlying portfolios and then dividing by the number of portfolios. For purposes of the illustrations, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.

    -- The Separate Account level charges refer to the Insurance Charge.

..   The Account Value and Surrender Value are further reduced by the annual maintenance fee. For Premier X Series, the Account Value and Surrender Value also reflect the addition of any applicable Purchase Credits and Longevity Credits.

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The surrender charge is calculated based on the date that the Purchase Payment was made and for purposes of these illustrations, we assume that a single Purchase Payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each Annuity reflected below will remain the same. (We will provide you with a personalized illustration upon request).

 L SHARE


            ------------------------------------------------------------------------
            0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
            All years    -2.72%     All years     3.12%     All years      7.01%
            ------------------------------------------------------------------------
             Annuity    Surrender    Annuity    Surrender    Annuity     Surrender
        Yr    Value       Value       Value       Value       Value        Value
        ----------------------------------------------------------------------------
         1   97,323      90,323      103,146      96,146     107,027      100,027
        ----------------------------------------------------------------------------
         2   94,676      87,676      106,399      99,399     114,569      107,569
        ----------------------------------------------------------------------------
         3   92,100      86,100      109,755     103,755     122,643      116,643
        ----------------------------------------------------------------------------
         4   89,593      84,593      113,217     108,217     131,285      126,285
        ----------------------------------------------------------------------------
         5   87,154      87,154      116,788     116,788     140,537      140,537
        ----------------------------------------------------------------------------
         6   84,780      84,780      120,472     120,472     150,440      150,440
        ----------------------------------------------------------------------------
         7   82,470      82,470      124,272     124,272     161,041      161,041
        ----------------------------------------------------------------------------
         8   80,222      80,222      128,192     128,192     172,390      172,390
        ----------------------------------------------------------------------------
         9   78,034      78,034      132,236     132,236     184,538      184,538
        ----------------------------------------------------------------------------
        10   75,905      75,905      136,407     136,407     197,542      197,542
        ----------------------------------------------------------------------------
        11   73,833      73,833      140,709     140,709     211,463      211,463
        ----------------------------------------------------------------------------
        12   71,817      71,817      145,148     145,148     226,364      226,364
        ----------------------------------------------------------------------------
        13   69,855      69,855      149,726     149,726     242,316      242,316
        ----------------------------------------------------------------------------
        14   67,946      67,946      154,449     154,449     259,392      259,392
        ----------------------------------------------------------------------------
        15   66,088      66,088      159,321     159,321     277,671      277,671
        ----------------------------------------------------------------------------
        16   64,279      64,279      164,346     164,346     297,238      297,238
        ----------------------------------------------------------------------------
        17   62,520      62,520      169,530     169,530     318,184      318,184
        ----------------------------------------------------------------------------
        18   60,807      60,807      174,877     174,877     340,606      340,606
        ----------------------------------------------------------------------------
        19   59,141      59,141      180,393     180,393     364,608      364,608
        ----------------------------------------------------------------------------
        20   57,519      57,519      186,084     186,084     390,301      390,301
        ----------------------------------------------------------------------------
        21   55,940      55,940      191,953     191,953     417,806      417,806
        ----------------------------------------------------------------------------
        22   54,405      54,405      198,008     198,008     447,248      447,248
        ----------------------------------------------------------------------------
        23   52,910      52,910      204,254     204,254     478,765      478,765
        ----------------------------------------------------------------------------
        24   51,455      51,455      210,696     210,696     512,503      512,503
        ----------------------------------------------------------------------------
        25   50,040      50,040      217,342     217,342     548,619      548,619
        ----------------------------------------------------------------------------


 ASSUMPTIONS:

 a. $100,000 initial investment


 b. Fund Expenses = 1.24%


 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to contract anniversary

 B SHARE


            ------------------------------------------------------------------------
            0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
            All years    -2.19%     All years     3.68%     All years      7.59%
            ------------------------------------------------------------------------
             Annuity    Surrender    Annuity    Surrender    Annuity     Surrender
        Yr    Value       Value       Value       Value       Value        Value
        ----------------------------------------------------------------------------
         1   97,813      90,813      103,665      96,665     107,566      100,566
        ----------------------------------------------------------------------------
         2   95,633      89,633      107,475     101,475     115,727      109,727
        ----------------------------------------------------------------------------
         3   93,501      88,501      111,424     106,424     124,508      119,508
        ----------------------------------------------------------------------------
         4   91,416      87,416      115,519     111,519     133,955      129,955
        ----------------------------------------------------------------------------
         5   89,377      86,377      119,765     116,765     144,118      141,118
        ----------------------------------------------------------------------------
         6   87,382      85,382      124,166     122,166     155,053      153,053
        ----------------------------------------------------------------------------
         7   85,432      84,432      128,730     127,730     166,818      165,818
        ----------------------------------------------------------------------------
         8   83,524      83,524      133,460     133,460     179,475      179,475
        ----------------------------------------------------------------------------
         9   81,658      81,658      138,365     138,365     193,092      193,092
        ----------------------------------------------------------------------------
        10   79,832      79,832      143,450     143,450     207,743      207,743
        ----------------------------------------------------------------------------
        11   78,047      78,047      148,722     148,722     223,505      223,505
        ----------------------------------------------------------------------------
        12   76,301      76,301      154,188     154,188     240,463      240,463
        ----------------------------------------------------------------------------
        13   74,593      74,593      159,855     159,855     258,708      258,708
        ----------------------------------------------------------------------------
        14   72,923      72,923      165,729     165,729     278,337      278,337
        ----------------------------------------------------------------------------
        15   71,289      71,289      171,820     171,820     299,455      299,455
        ----------------------------------------------------------------------------
        16   69,692      69,692      178,135     178,135     322,176      322,176
        ----------------------------------------------------------------------------
        17   68,129      68,129      184,681     184,681     346,621      346,621
        ----------------------------------------------------------------------------
        18   66,600      66,600      191,468     191,468     372,920      372,920
        ----------------------------------------------------------------------------
        19   65,105      65,105      198,505     198,505     401,215      401,215
        ----------------------------------------------------------------------------
        20   63,643      63,643      205,800     205,800     431,657      431,657
        ----------------------------------------------------------------------------
        21   62,213      62,213      213,364     213,364     464,408      464,408
        ----------------------------------------------------------------------------
        22   60,814      60,814      221,205     221,205     499,644      499,644
        ----------------------------------------------------------------------------
        23   59,446      59,446      229,335     229,335     537,554      537,554
        ----------------------------------------------------------------------------
        24   58,108      58,108      237,763     237,763     578,340      578,340
        ----------------------------------------------------------------------------
        25   56,799      56,799      246,501     246,501     622,221      622,221
        ----------------------------------------------------------------------------


 ASSUMPTIONS:

 a. $100,000 initial investment


 b. Fund Expenses = 1.08%


 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to Annuity anniversary

 X SHARE


            ------------------------------------------------------------------------
            0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
            All years    -2.58%     All years     3.27%     All years      7.16%
            ------------------------------------------------------------------------
             Annuity    Surrender    Annuity    Surrender    Annuity     Surrender
        Yr    Value       Value       Value       Value       Value        Value
        ----------------------------------------------------------------------------
         1   103,274     94,274      109,431     100,431     113,572      104,572
        ----------------------------------------------------------------------------
         2   100,611     92,111      112,984     104,484     121,708      113,208
        ----------------------------------------------------------------------------
         3    98,017     90,017      116,652     108,652     130,426      122,426
        ----------------------------------------------------------------------------
         4    95,455     88,455      120,438     113,438     139,769      132,769
        ----------------------------------------------------------------------------
         5    92,960     86,960      124,348     118,348     149,782      143,782
        ----------------------------------------------------------------------------
         6    90,529     85,529      128,385     123,385     160,512      155,512
        ----------------------------------------------------------------------------
         7    88,160     84,160      132,553     128,553     172,010      168,010
        ----------------------------------------------------------------------------
         8    85,853     82,853      136,856     133,856     184,332      181,332
        ----------------------------------------------------------------------------
         9    83,605     81,605      141,298     139,298     197,537      195,537
        ----------------------------------------------------------------------------
        10    81,805     81,805      146,298     146,298     212,116      212,116
        ----------------------------------------------------------------------------
        11    80,051     80,051      151,460     151,460     227,739      227,739
        ----------------------------------------------------------------------------
        12    78,342     78,342      156,790     156,790     244,482      244,482
        ----------------------------------------------------------------------------
        13    76,678     76,678      162,293     162,293     262,424      262,424
        ----------------------------------------------------------------------------
        14    75,056     75,056      167,974     167,974     281,652      281,652
        ----------------------------------------------------------------------------
        15    73,476     73,476      173,840     173,840     302,257      302,257
        ----------------------------------------------------------------------------
        16    71,937     71,937      179,896     179,896     324,338      324,338
        ----------------------------------------------------------------------------
        17    70,438     70,438      186,149     186,149     348,000      348,000
        ----------------------------------------------------------------------------
        18    68,977     68,977      192,605     192,605     373,358      373,358
        ----------------------------------------------------------------------------
        19    67,554     67,554      199,271     199,271     400,532      400,532
        ----------------------------------------------------------------------------
        20    66,168     66,168      206,152     206,152     429,653      429,653
        ----------------------------------------------------------------------------
        21    64,817     64,817      213,258     213,258     460,860      460,860
        ----------------------------------------------------------------------------
        22    63,502     63,502      220,593     220,593     494,303      494,303
        ----------------------------------------------------------------------------
        23    62,220     62,220      228,167     228,167     530,141      530,141
        ----------------------------------------------------------------------------
        24    60,971     60,971      235,987     235,987     568,546      568,546
        ----------------------------------------------------------------------------
        25    59,754     59,754      244,061     244,061     609,703      609,703
        ----------------------------------------------------------------------------


 ASSUMPTIONS:

 a. $100,000 initial investment


 b. Fund Expenses = 1.08%


 c. No optional death benefits or living benefits elected

 d. Surrender value is accounted for 2 days prior to Annuity anniversary

              APPENDIX C - CALCULATION OF OPTIONAL DEATH BENEFITS

 EXAMPLES OF COMBINATION 5% ROLL-UP AND HIGHEST ANNIVERSARY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {($67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                              =    ($63,655 - $2,522) * 1.05
                              =    $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the Annuity Anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent purchase payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $ 7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 EXAMPLES OF HIGHEST DAILY VALUE DEATH BENEFIT CALCULATION
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus purchase payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                        =    $80,000 + $15,000 - $6,786
                        =    $88,214

 Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                        =    max [$75,000, $60,357]
                        =    $75,000

 The Death Benefit therefore is $88,214.

        APPENDIX D - FORMULA UNDER HIGHEST DAILY LIFETIME FIVE BENEFIT


 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the formula that applies to your Annuity.


 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a 2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                                    L = I * Q * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r (less than) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(greater than)0, Money moving from the Permitted
                                                            Sub-accounts to the Benefit Fixed Rate Account

 T    =    {Min(F, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(less than)0, Money moving from the Benefit Fixed Rate
                                                            Account to the Permitted Sub-accounts]

 EXAMPLE:
 MALE AGE 65 CONTRIBUTES $100,000 INTO THE PERMITTED SUB ACCOUNTS AND THE VALUE DROPS TO $92,300 DURING YEAR ONE, END OF DAY ONE. A TABLE OF VALUES FOR "A" APPEARS BELOW.

 TARGET VALUE CALCULATION:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 TARGET RATIO:

                     R    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 SINCE R (GREATER THAN) C\\U\\ (BECAUSE 83.11% (GREATER THAN) 83%) A TRANSFER INTO THE BENEFIT FIXED RATE ACCOUNT OCCURS.

 T    =    {Min (V, [L - F - V * C\\t\\] / (1 - C\\t\\))}
      =    {Min (92,300.00, [76,710.28 - 0 - 92,300.00 * 0.80] / (1 - 0.80))}
      =    {Min (92,300.00, 14,351.40)}
      =    14,351.40

 FORMULA FOR CONTRACTS WITH 90% CAP FEATURE

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                              L    =    I * Q * a

 If you elect this feature, the following replaces the "Transfer Calculation"
 section in this Appendix.

 TRANSFER CALCULATION:
 The following formula, which is set on the effective date of this feature and is not changed for the life of the guarantee, determines when a transfer is required: On the effective date of this feature (and only on the effective date of this feature), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the Benefit Fixed Rate
 Account:

         If (F / (V + F) (greater than) .90) then T = F - (V + F) * .90

 If T is greater than $0 as described above, then an amount equal to T is transferred from the Benefit Fixed Rate Account and allocated to the permitted Sub-accounts, and no additional transfer calculations are performed on the effective date.

 On each Valuation Day thereafter (including the effective date of this feature provided F/(V+F) (less than)=.90), the following asset transfer calculation is performed

                      Target Ratio r    =    (L - F) / V.


       . If r (greater than) C\\u,\\ assets in the Permitted Sub-accounts are transferred to the Benefit Fixed Rate Account (subject to the 90% cap feature described above).


       . If r (less than) C\\l\\ and there are currently assets in the Benefit Fixed Rate Account (F (greater than) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date of this feature and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V + F)) - F), [L - F - V *    Money is transferred from the elected Permitted
           C\\t\\] / (1 - C\\t\\))                             Sub-accounts to Benefit Fixed Rate Account

 T    =    Min(F, - [L - F - V * C\\t\\] / (1 - C\\t\\)),      Money is transferred from the Benefit Fixed Rate
                                                               Account to the Permitted Sub-accounts.

                 AGE 65 "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply whether or not the 90% cap is elected.

             APPENDIX E - FORMULA UNDER HIGHEST DAILY GRO BENEFIT


    FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO MADE PRIOR TO JULY 16, 2010


 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.

 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

            T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B- V * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

        FORMULA FOR ANNUITIES WITH 90% CAP FEATURE - HIGHEST DAILY GRO


 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the Transfer AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 TRANSFER CALCULATION

 The formula, which is set on the Effective Date of the 90% Cap Feature, and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST bond portfolio Sub-account:


                         If (B / (V + B) (greater than) .90), then
                         T         =         B - [(V + B) * .90]


 If T as described above is greater than $0, then that amount ("T") is transferred from the AST bond portfolio Sub-account to the elected Sub-accounts and no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST bond portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST bond portfolio Sub-account occurs.

 On each Valuation Date thereafter (including the Effective Date of the 90% Cap Feature, provided (B / (V + B) (less than) = .90), the formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability
 (L)."


    L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\) /(Ni/365)/

 Next the formula calculates the following formula ratio:

                             r    =    (L - B) / V

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability, subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account (the "90% cap feature"). If, at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability, there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap feature.


 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V + B)) - B), [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer AST bond portfolio Sub-account, then the formula will transfer assets out of the Transfer AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}

 If, following a transfer to the elected Sub-accounts, there are assets remaining in an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.


 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap feature, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap feature.

    FORMULA FOR ELECTIONS OF HD GRO MADE ON OR AFTER JULY 16, 2010, SUBJECT
                              TO STATE APPROVAL.

 The operation of the formula is the same as for elections of HD GRO with 90% cap feature prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Purchase Payments) within the current Benefit Year that would result in a new Guarantee
       Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".



   L    =    MAX (L\\i\\ ), where L\\i\\ - G\\i\\ / (1 + d\\i\\ )/(Ni /365)/



 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period

   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):



                    r    =    (L - B) / (V\\V\\ + V\\F\\ )



 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C \\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:



 T    =    {Min(MAX(0,(.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}



 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r(less than)C\\1\\ and B(greater than)0.

 The transfer amount is calculated by the following formula:



 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}



 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

  APPENDIX F - FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT AND
              SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

 (including Highest Daily Lifetime Seven with BIO, Highest Daily Lifetime Seven with LIA and Spousal Highest Daily Lifetime Seven with BIO)

 1. FORMULA FOR CONTRACTS ISSUED ON OR AFTER JULY 21, 2008
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred
                                                                                            from the elected
                                                                                            Sub-accounts and Fixed
                                                                                            Rate Options to the
                                                                                            Transfer Account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}                  Money is transferred
                                                                                            from the Transfer
                                                                                            Account to the elected
                                                                                            Sub-accounts

 2. FORMULA FOR CONTRACTS ISSUED PRIOR TO 7/21/08
 (WITHOUT ELECTION OF 90% CAP FEATURE)

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u \\- the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

       . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1 - C\\t\\))},      Money moving from the Permitted Sub-accounts
                                                               to the AST Investment Grade Bond
                                                               Portfolio Sub-account

 T    =    {Min(B, - [L - B - V * C\\t\\] / (1 - C\\t\\))},    Money moving from the AST Investment Grade
                                                               Bond Portfolio Sub-account to the
                                                               Permitted Sub- accounts]

 3. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED PRIOR TO JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA.

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:

 The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:


                         If (B / (V + B) (greater than) .90) then
                         T         =         B - [(V + B) * .90]


 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V + B) (less than) = .90), the following asset transfer calculation is performed:


                      Target Ratio r    =    (L - B) / V


       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Sub-account provided transfers are not suspended under the 90% Cap Feature described below.


       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.


 The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:


 T    =    Min (MAX (0, (0.90 * (V + B)) - B),                 Money is transferred from the elected Sub-accounts
           [L - B - V * C\\t\\] / (1 - C\\t\\))                to the AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - V * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                               Grade Bond Portfolio Sub-account to the
                                                               elected Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.


 90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST

 Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

 4. FORMULA FOR ANNUITIES WITH 90% CAP FEATURE IF BENEFIT WAS ELECTED ON OR AFTER JULY 21, 2008
 SEE ABOVE FOR THE TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. Target values are subject to change for new elections of the Rider on a going-forward basis.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:

 The following formula, which is set on the Effective Date of the 90% Cap Feature as shown in the Schedule Supplement and is not changed for the life of the guarantee, determines when a transfer is required. On the Effective Date of the 90% Cap Feature (and only on this date), the following asset transfer calculation is performed to determine the amount of Account Value allocated to the AST Investment Grade Bond Portfolio Sub-account:


                 If (B / (V\\V\\ + V\\F\\ + B) (greater than) .90) then
                 T         =        B - [(V\\V\\ + V\\F\\ + B ) * .90]


 If T is greater than $0 as described above, then no additional transfer calculations are performed on the Effective Date of the 90% Cap Feature. Any transfers into the AST Investment Grade Bond Portfolio Sub-account are suspended. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs.

 On each Valuation Day thereafter (including the Effective Date of the 90% Cap Feature, provided B / (V\\V\\ + V\\F\\ + B) (less than) = .90), the following asset transfer calculation is performed


               Target Ratio r    =    (L - B) / V\\V\\ + V\\F\\


       . If r (greater than) C\\u\\, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Sub-account, provided transfers are not suspended under the 90% Cap Feature described below.


       . If r (less than) C\\l\\ and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the elected Sub-accounts according to most recent allocation instructions.


 The following formula, which is set on the Effective Date of the 90% Cap Feature and is not changed for the life of the guarantee, determines the transfer amount:


 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the elected Sub-accounts
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                to AST Investment Grade Bond Sub-account.

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Portfolio Sub-account to the
                                                                               elected Sub-accounts.

 Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                  Money is transferred from the elected Sub-accounts
 [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                to AST Investment Grade Bond Sub-account.

 {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}   Money is transferred from the AST Investment
                                                                     Grade Bond Portfolio Sub-account to the
                                                                     elected Sub-accounts.

 At any given time, some, most, or none of the Account Value may be allocated to the AST Investment Grade Bond Portfolio Sub-account under the Transfer Calculation formula.


 90% CAP FEATURE: If, on any Valuation Day, on and after the Effective Date of the 90% Cap Feature, a transfer into the AST Investment Grade Bond Portfolio Sub-account occurs which results in 90% of the Account Value being allocated to the AST Investment Grade Bond Portfolio Sub-account, any transfers into the AST Investment Grade Bond Portfolio Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Portfolio Sub-account should occur. Transfers out of the AST Investment Grade Bond Portfolio Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Portfolio Sub-account occurs. Due to the performance of the AST Investment Grade Bond Portfolio Sub-account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Portfolio Sub-account.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 * The values set forth in this table are applied to all ages, and apply to each formula set out in this Appendix.

   APPENDIX G - FORMULA FOR HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 7 PLUS INCOME BENEFIT

 (including Highest Daily Lifetime 7 Plus with BIO, Highest Daily Lifetime 7 Plus with LIA and Spousal Highest Daily Lifetime 7 Plus with BIO)

   TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST
                       INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:

   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 7 Plus/Spousal Highest Daily Lifetime 7 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%


   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.


   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors)


   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, and (2) any highest daily Account Value occurring on or after the date of the first Lifetime Withdrawal and prior to or including the date of this calculation increased for additional purchase payments including the amount of any associated Credits, and adjusted for Lifetime Withdrawals.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\+ V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

       . If on the third consecutive Valuation Day r (greater than) Cu and r (less or =)


       . Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap feature described above (see above), assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.


       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\]/(1 - C\\t\\))               Sub-accounts and Fixed Rate Options to the AST
                                                                            Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\)* C\\t\\]/(1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                            Grade Bond Sub-account to the Permitted
                                                                            Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V\\F\\)
 - L + B) / (1 - C\\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX H - SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

 Certain features of your Annuity may be different than the features described earlier in this prospectus if your Annuity is issued in certain states described below.


Jurisdiction                                      Special Provisions
---------------------------------------------------------------------------------------------------------
Connecticut    The Highest Daily Lifetime 6 Plus with Lifetime Income Accelerator is not available for election.
---------------------------------------------------------------------------------------------------------
Florida        The earliest Annuity Date is one year from the Issue Date.
---------------------------------------------------------------------------------------------------------
Illinois       The earliest Annuity Date is one year from the Issue Date.
---------------------------------------------------------------------------------------------------------
Massachusetts  If your Annuity is issued in Massachusetts after January 1, 2009, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any
               Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum
               Withdrawal Benefit).
               Medically Related Surrenders are not available.
               Additional Purchase Payments not permitted on B, L, and X Share.
---------------------------------------------------------------------------------------------------------
Minnesota      CDSC Schedule for X-Share is 8, 8, 7, 6, 5, 4, 3, 2, 1%. Purchase Payments limited to those received before first annuity anniversary on L-Share.
---------------------------------------------------------------------------------------------------------
Mississippi    CDSC Schedule for X-Share is 8, 8, 7, 6, 5, 4, 3, 2, 1%. Purchase Payments limited to those received before the first annuity anniversary on L-Share.
---------------------------------------------------------------------------------------------------------
Montana        If your Annuity is issued in Montana, the annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal optional benefit (except the Guaranteed Minimum Withdrawal Benefit).
---------------------------------------------------------------------------------------------------------
Texas          Minimum Annuity Payments are $20. The Beneficiary Annuity is not available.
---------------------------------------------------------------------------------------------------------
Washington     If your Annuity is issued in Washington, and you elect Highest Daily Lifetime Five, or any version of Highest Daily Lifetime Seven or Highest Daily Lifetime 7 Plus, the
               Guaranteed Minimum Account Value Credit otherwise available on these optional benefits is not available.
               Additional Purchase Payments not permitted on B, L, and X Share.
               Minimum Annuity Payments are $20.
               The Highest Daily Lifetime Six Plus with Lifetime Income Accelerator is not available for election.
               The Combo 5% Roll-up and Highest Anniversary Value Death Benefit is not available for election.
---------------------------------------------------------------------------------------------------------

            APPENDIX I - FORMULA UNDER HIGHEST DAILY GRO II BENEFIT


   FORMULA FOR ELECTIONS OF HIGHEST DAILY GRO II MADE PRIOR TO JULY 16, 2010


 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of any fixed-rate Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t \\is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

   . T is the amount of a transfer into or out of the AST bond portfolio Sub-account.

 For each guarantee provided under the benefit,
   .   G\\i\\ is the guarantee amount

   .   N\\i \\is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment and subject to the discount rate minimum. The discount rate minimum, beginning on the effective date of the benefit, is three percent, and will decline monthly over the first twenty-four months following the effective date of the benefit to one percent in the twenty-fifth month, and will remain at one percent for every month thereafter. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the effective date and is not changed while the benefit is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of each applicable guarantee period. We call the greatest of these values the "current liability (L)."

     L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/

 Next the formula calculates the following formula ratio:

                     r    =    (L - B) / (V\\V\\ + V\\F\\)

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the AST bond portfolio Sub-account associated with the current liability subject to the rule that prevents a transfer into that AST bond portfolio Sub-account if 90% or more of Account Value is in that Sub-account ( "90% cap rule"). If at the time we make a transfer to the AST bond portfolio Sub-account associated with the current liability there is Account Value allocated to an AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the AST bond portfolio Sub-account if r (greater than) C\\u\\, subject to the 90% cap rule.

 The transfer amount is calculated by the following formula:

 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the AST bond portfolio Sub-account, then the formula will transfer assets out of the AST bond portfolio Sub-account into the elected Sub-accounts.

 The formula will transfer assets out of the AST bond portfolio Sub-account if r (less than) C\\l\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:

   T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a AST bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that AST bond portfolio Sub-account to the AST bond portfolio Sub-account associated with the current liability.

 If transfers into the AST bond portfolio Sub-account are restricted due to the operation of the 90% cap rule, then we will not perform any intra-AST bond portfolio Sub-account transfers. However, if assets transfer out of an AST bond portfolio Sub-account and into the elected Sub-accounts due to the maturity of the AST bond portfolio, by operation of the formula, assets may subsequently transfer to another AST bond portfolio Sub-account that is associated with a future guarantee, subject to the 90% cap.

 FORMULA FOR ELECTIONS OF HD GRO II MADE ON OR AFTER JULY 16, 2010, SUBJECT TO
                                STATE APPROVAL

 The operation of the formula is the same as for elections of HD GRO II prior to July 16, 2010. The formula below provides additional information regarding the concept of the Projected Future Guarantee throughout the Transfer Calculation.

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   . V\\V\\ is the current Account Value of the elected Sub-accounts of the Annuity

   . V\\F\\ is the current Account Value of the elected Fixed Rate Options of the Annuity

   .   B is the total current value of the Transfer Account

   . C\\l\\ is the lower target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\t\\ is the middle target value; it is established on the Effective Date and is not changed for the life of the guarantee

   . C\\u\\ is the upper target value; it is established on the Effective Date and is not changed for the life of the guarantee

   .   T is the amount of a transfer into or out of the Transfer Account

   . "Projected Future Guarantee" is an amount equal to the highest Account Value (adjusted for Withdrawals and additional Net Purchase Payments) within the current Benefit Year that would result in a new Guarantee Amount. For the Projected Future Guarantee, the assumed Guarantee Period begins on the current Valuation Day and ends 10 years from the next anniversary of the Effective Date. We only calculate a Projected Future Guarantee if the assumed Guarantee Period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining for each Guarantee Amount and for the Projected Future Guarantee, the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the Guarantee Amount at the end of the Guarantee Period. We call the greatest of these values the "current liability (L)".



     L    =    MAX(L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/



 Where:

   .   G\\i\\ is the value of the Guarantee Amount or the Projected Future
       Guarantee

   .   N\\i\\ is the number of days until the end of the Guarantee Period
   . d\\i\\ is the discount rate associated with the number of days until the end of a Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). The discount rate is determined by taking the greater of the Benchmark Index Interest Rate less the Discount Rate Adjustment, and the Discount Rate Minimum. The applicable term of the Benchmark Index Interest Rate is the same as the number of days remaining until the end of the Guarantee Period (or the assumed Guarantee Period, for the Projected Future Guarantee). If no Benchmark Index Interest Rate is available for such term, the nearest available term will be used. The Discount Rate Minimum is determined based on the number of months since the Effective Date.

 Next the formula calculates the following formula ratio (r):



                    r    =    (L - B) / (V\\V\\ + V\\F\\ ).



 If the formula ratio exceeds an upper target value, then Account Value will be transferred to the bond portfolio Sub-account associated with the current liability subject to the 90% cap feature. If, at the time we make a transfer to the bond portfolio Sub-account associated with the current liability, there is Account Value allocated to a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\ and if transfers have not been suspended due to the 90% cap feature. Assets in the elected Sub-accounts and Fixed Rate Options, if applicable, are transferred to the Transfer Account in accordance with the Transfer provisions of the Rider.

 The transfer amount is calculated by the following formula:



 T    =    {Min(MAX(0, (.90 * (V\\V\\ + V\\F\\ + B)) - B), [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}



 If the formula ratio is less than a lower target value, and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account and into the elected Sub-accounts.

 The formula will transfer assets out of the Transfer Account if r (less than) C\\1\\ and B (greater than) 0.

 The transfer amount is calculated by the following formula:



 T    =    {Min(B, - [L - B - (V\\V\\ + V\\F\\ ) * C\\t\\ ] / (1 - C\\t\\ ))}



 If, following a transfer to the elected Sub-accounts, there are assets remaining in a bond portfolio Sub-account not associated with the current liability, we will transfer all assets from that bond portfolio Sub-account to the bond portfolio Sub-account associated with the current liability.

 90% CAP FEATURE: If, on any Valuation Day the Rider remains in effect, a transfer into the Transfer Account occurs which results in 90% of the Account Value being allocated to the Transfer Account, any transfers into the Transfer Account will be suspended even if the formula would otherwise dictate that a transfer into the Transfer Account should occur. Transfers out of the Transfer Account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the Transfer Account occurs. Due to the performance of the Transfer Account and the elected Sub-Accounts, the Account Value could be more than 90% invested in the Transfer Account.

   APPENDIX J - FORMULA FOR HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT AND
             SPOUSAL HIGHEST DAILY LIFETIME 6 PLUS INCOME BENEFIT

 (including Highest Daily Lifetime 6 Plus with LIA)

     TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
                     AST INVESTMENT GRADE BOND SUB-ACCOUNT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Cu\\s\\ - The secondary upper target is established on the effective date of the Highest Daily Lifetime 6 Plus/Spousal Highest Daily Lifetime 6 Plus benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently it is 84.5%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of "a" factors).

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   . V\\F\\ - the total value of all elected Fixed Rate Options in the Annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional purchase payments, including the amount of any associated purchase Credits, and adjusted proportionally for excess withdrawals*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional purchase payments (including the amount of any associated purchase Credits) and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional purchase payments (including the amount of any associated purchase Credits) and adjusted for withdrawals, as described herein.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account.

   . T\\M\\ - the amount of a monthly transfer out of the AST Investment Grade Bond Portfolio.

 * Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.

                               DAILY CALCULATIONS

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).


       . If on the third consecutive Valuation Day r (greater than) C\\u\\ and r (less or =) Cu\\s\\ or if on any day r (greater than) Cu\\s\\, and subject to the 90% cap feature described above, assets in the Permitted Sub-accounts (including DCA Fixed Rate Options used with any applicable 6 or 12 Month DCA Program) are transferred to the AST Investment Grade Bond Portfolio Sub-account.


       . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts as described above.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    Min (MAX (0, (0.90 * (V\\V\\ + V\\F\\ + B)) - B),                   Money is transferred from the Permitted
           [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))                Sub-accounts and DCA Fixed Rate Options to
                                                                               the AST Investment Grade Bond Sub-account

 T    =    {Min (B, - [L - B - (V\\V\\ + V\\F\\) * C\\t\\] / (1 - C\\t\\))}    Money is transferred from the AST Investment
                                                                               Grade Bond Sub-account to the Permitted
                                                                               Sub-accounts

 MONTHLY CALCULATION
 On each monthly anniversary of the Annuity Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-Accounts will occur:

 If, after the daily Transfer Calculation is performed,

 {Min (B, .05 * (V\\V\\ + V\\F\\ + B))} (less than) (C\\u\\ * (V\\V\\ + V
 \\F\\) - L + B) / (1 - C \\u\\), then

 T\\M\\    =    {Min (B, .05 * (V\\V\\ + V\\F\\ + B))}    Money is transferred from the AST Investment
                                                          Grade Bond Sub-account to the Permitted
                                                          Sub-accounts.

                     "A" FACTORS FOR LIABILITY CALCULATIONS
              (in Years and Months since Benefit Effective Date)*

      Months
Years   1      2     3     4     5     6     7     8     9    10    11     12
----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
  1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
  2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
  3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
  4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
  5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
  6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
  7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
  8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
  9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
 10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
 11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
 12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
 13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
 14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
 15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
 16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
 17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
 18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
 19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
 20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
 21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
 22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
 23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
 24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
 25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
 26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
 27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
 28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
 29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
 30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06**

 *  The values set forth in this table are applied to all ages.
 ** In all subsequent years and months thereafter, the annuity factor is 4.06.

                         PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                         FURTHER DETAILS ABOUT THE PRUCO LIFE ANNUITY DESCRIBED IN
                         PROSPECTUS PREMIER B, L, X-PROS (05/2011).
                                          --------------------------------------
                                            (print your name)
                                          --------------------------------------
                                                (address)
                                          --------------------------------------
                                           (city/state/zip code)


  Variable Annuity Issued by:                Variable Annuity Distributed by:
  PRUCO LIFE                                             PRUDENTIAL ANNUITIES
  INSURANCE COMPANY                                        DISTRIBUTORS, INC.
  A Prudential Financial Company               A Prudential Financial Company
  One Corporate Drive                                     One Corporate Drive
  Shelton, Connecticut 06484                       Shelton, Connecticut 06484
  Telephone: 1-888-PRU-2888                           Telephone: 203-926-1888
  http://www.prudentialannuities.com       http://www.prudentialannuities.com

                               MAILING ADDRESSES:


   PLEASE SEE THE SECTION OF THIS PROSPECTUS ENTITLED "HOW TO CONTACT US" FOR
     WHERE TO SEND YOUR REQUEST FOR A STATEMENT OF ADDITIONAL INFORMATION.

                                                       -------------------
      [LOGO] Prudential                                    PRSRT STD
      The Prudential Insurance Company of America         U.S. POSTAGE
      751 Broad Street                                        PAID
      Newark, NJ 07102-3777                            JEFFERSON CITY, MO
                                                         PERMIT NO. 321
                                                       -------------------

                                    PART B
                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 2011


             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                          VARIABLE ANNUITY CONTRACTS


The Prudential Premier Variable Annuity B Series(SM) ("B Series"), Prudential Premier Variable Annuity L Series(SM) ("L Series") and Prudential Premier Variable Annuity X Series(SM) ("X Series") annuity contracts (the "Annuities" or the "Annuity") are individual variable annuity contracts issued by Pruco Life Insurance Company ("Pruco Life"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Flexible Premium Variable Annuity Account (the "Account"). Each Annuity could be purchased by making an initial purchase payment of $10,000 or more (except for the B Series, which has a $1,000 minimum initial purchase payment). With some restrictions, you can make additional purchase payments by means other than electronic fund transfer of no less than $100 at any time during the accumulation phase. However, we impose a minimum of $50 with respect to additional purchase payments made through electronic fund transfers.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the B Series, L Series, and X Series prospectus dated
May 1, 2011. To obtain a copy of the prospectus, without charge, you can write to the Prudential Annuity Service Center, P.O. Box 7960, Philadelphia, Pennsylvania 19176, or contact us by telephone at (888) PRU-2888.


                               TABLE OF CONTENTS


               Company.......................................  2
               Experts.......................................  2
               Principal Underwriter.........................  2
               Payments Made to Promote Sale of Our Products.  2
               Determination of Accumulation Unit Values.....  4
               Separate Account Financial Information........ A1
               Company Financial Information................. B1


         Pruco Life Insurance               Prudential Annuity
                Company                       Service Center
         213 Washington Street                 P.O. Box 7960
         Newark, NJ 07102-2992                 Philadelphia,
                                            Pennsylvania 19176
                                         Telephone: (888) PRU-2888

Prudential Premier Variable Annuity B Series(SM), Prudential Premier Variable Annuity L Series(SM), and Prudential Premier Variable Annuity X Series(SM) are service marks of The Prudential Insurance Company of America.

                                    COMPANY

Pruco Life Insurance Company ("Pruco Life") is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all states except New York.

Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), a stock life insurance company founded in 1875 under the laws of the State of New Jersey. Prudential is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey insurance holding company.

                                    EXPERTS


The consolidated financial statements of Pruco Life Insurance Company and its subsidiaries as of December 31, 2010 and 2009 and for each of the three years in the period ended December 31, 2010 and the financial statements of Pruco Life Flexible Premium Variable Annuity Account as of December 31, 2010 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.


                             PRINCIPAL UNDERWRITER


Prudential Annuities Distributors, Inc. ("PAD"), an indirect wholly-owned subsidiary of Prudential Financial, Inc., offers each Annuity on a continuous basis through corporate office and regional home office employees in those states in which annuities may be lawfully sold. It may also offer the Annuities through licensed insurance brokers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary.

With respect to all individual annuities issued by Pruco Life, PAD received commissions of $790,486,771, $231,193,283, and $154,899,679, in 2010, 2009, and
2008, respectively. PAD retained none of those commissions.


As discussed in the prospectus, Pruco Life pays commissions to broker/dealers that sell the Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life may pay trail commissions to registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically to a representative, the amount of which is linked to the value of the Annuities and the amount of time that the Annuities have been in effect.

                 PAYMENTS MADE TO PROMOTE SALE OF OUR PRODUCTS

In an effort to promote the sale of our products (which may include the placement of Pruco Life and/or each Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker/dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing, administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on each Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that PAD pays which are broadly defined as follows:

   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Pruco Life products that were sold through the firm (or its affiliated broker/dealers).

   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Pruco Life annuity products sold through the firm (or its affiliated broker/dealers).

   . Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.


The list in the prospectus includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2010) received payment with respect to annuity business during 2010 (or as to which a payment amount was accrued during 2010). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2010, the least amount paid, and greatest amount paid, were $19.33 and $5,253,573.10, respectively.

                   DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each subaccount will be determined by multiplying the value of a Unit of that subaccount for the preceding business day by the net investment factor for that subaccount for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the subaccount for that day by the value of the assets of the subaccount for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a subaccount is determined by multiplying the number of shares of Advanced Series Trust (the "Trust") or other fund held by that subaccount by the net asset value of each share and adding the value of dividends declared by the Trust or other fund but not yet paid.

As we have indicated in the prospectus, each Annuity allows you to select or decline any of several benefit options that carries with it a specific asset-based charge. We maintain a unique unit value corresponding to each such annuity feature. In the prospectus, we set out historical unit values corresponding to the highest and lowest combination of charges. Here, we set out the remaining historical unit values.

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.50%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.72335    $ 7.63028      2,766,485
    01/01/2009 to 12/31/2009.........  $ 7.63028    $ 9.34859     14,904,372
    01/01/2010 to 12/31/2010.........  $ 9.34859    $10.31243     20,023,823
 AST ADVANCED STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.83756    $ 7.83651      1,736,431
    01/01/2009 to 12/31/2009.........  $ 7.83651    $ 9.74357      9,538,287
    01/01/2010 to 12/31/2010.........  $ 9.74357    $10.91538     12,264,550
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.44830    $ 6.54040        262,631
    01/01/2009 to 12/31/2009.........  $ 6.54040    $ 8.27579        505,063
    01/01/2010 to 12/31/2010.........  $ 8.27579    $ 9.34687        655,396
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.82392    $ 6.02931         31,266
    01/01/2009 to 12/31/2009.........  $ 6.02931    $ 7.35383        330,707
    01/01/2010 to 12/31/2010.........  $ 7.35383    $ 8.20464        353,659
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.61253    $ 6.68664         30,819
    01/01/2009 to 12/31/2009.........  $ 6.68664    $ 7.85195        532,951
    01/01/2010 to 12/31/2010.........  $ 7.85195    $ 8.73274        879,907
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.07540    $ 6.98402         66,054
    01/01/2009 to 12/31/2009.........  $ 6.98402    $ 8.10380        370,098
    01/01/2010 to 12/31/2010.........  $ 8.10380    $ 9.08951        533,317
 AST BALANCED ASSET ALLOCATION PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/28/2008 to 12/31/2008.........  $10.80042    $ 7.93788      3,217,125
    01/01/2009 to 12/31/2009.........  $ 7.93788    $ 9.64261     22,396,485
    01/01/2010 to 12/31/2010.........  $ 9.64261    $10.66999     27,481,570
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99918    $ 9.40889              0
    01/01/2010 to 12/31/2010.........  $ 9.40889    $10.25033              0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99878    $12.07153        399,857
    01/01/2009 to 12/31/2009.........  $12.07153    $11.17358        478,751
    01/01/2010 to 12/31/2010.........  $11.17358    $12.23975        293,900
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99878    $12.14063        317,926
    01/01/2009 to 12/31/2009.........  $12.14063    $11.04013        336,072
    01/01/2010 to 12/31/2010.........  $11.04013    $12.11276        292,341
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99918    $ 8.81766          6,387
    01/01/2010 to 12/31/2010.........  $ 8.81766    $ 9.71629        506,289
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99837    $11.04436        525,471
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.70042    $ 7.35768      3,324,007
    01/01/2009 to 12/31/2009.........  $ 7.35768    $ 9.08512     27,766,949
    01/01/2010 to 12/31/2010.........  $ 9.08512    $10.14802     35,672,651
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09932    $ 6.70558        324,280
    01/01/2009 to 12/31/2009.........  $ 6.70558    $ 8.38031      7,617,744
    01/01/2010 to 12/31/2010.........  $ 8.38031    $ 9.44069     10,574,472
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08114    $ 7.35525        413,548
    01/01/2009 to 12/31/2009.........  $ 7.35525    $ 8.94137      6,882,786
    01/01/2010 to 12/31/2010.........  $ 8.94137    $ 9.85912      9,792,621
 AST COHEN & STEERS REALTY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.59840    $ 6.12347         21,438
    01/01/2009 to 12/31/2009.........  $ 6.12347    $ 7.95926        200,555
    01/01/2010 to 12/31/2010.........  $ 7.95926    $10.09166        270,184
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 07/18/2008.........  $ 7.94983    $ 7.77774              0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.74117    $ 6.01124         16,033
    01/01/2009 to 12/31/2009.........  $ 6.01124    $ 7.85687        140,595
    01/01/2010 to 12/31/2010.........  $ 7.85687    $10.26015        216,541
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10365    $ 7.51563        101,423
    01/01/2009 to 12/31/2009.........  $ 7.51563    $ 8.97650      2,014,143
    01/01/2010 to 12/31/2010.........  $ 8.97650    $10.02218      2,650,510
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.75357    $ 7.27517        652,738
    01/01/2009 to 12/31/2009.........  $ 7.27517    $ 8.87719      4,414,396
    01/01/2010 to 12/31/2010.........  $ 8.87719    $10.00230      5,646,340
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.55542    $ 6.61574      1,325,429
    01/01/2009 to 12/31/2009.........  $ 6.61574    $ 8.21100     10,512,805
    01/01/2010 to 12/31/2010.........  $ 8.21100    $ 9.62824     14,142,540
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99878    $ 7.47907        140,683
    01/01/2009 to 11/13/2009.........  $ 7.47907    $ 8.37764              0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17546    $ 6.11844          4,684
    01/01/2009 to 12/31/2009.........  $ 6.11844    $ 8.14381         88,087
    01/01/2010 to 12/31/2010.........  $ 8.14381    $ 9.64413        130,111
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.30860    $ 6.78433         30,727
    01/01/2009 to 12/31/2009.........  $ 6.78433    $ 9.98592        303,957
    01/01/2010 to 12/31/2010.........  $ 9.98592    $10.85057        740,197
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.49471    $ 6.77623         32,682
    01/01/2009 to 12/31/2009.........  $ 6.77623    $10.48781        305,236
    01/01/2010 to 12/31/2010.........  $10.48781    $12.38123        399,189
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03366    $ 7.64561          7,451
    01/01/2009 to 12/31/2009.........  $ 7.64561    $ 9.55496        324,086
    01/01/2010 to 12/31/2010.........  $ 9.55496    $11.93357        460,281
 AST HIGH YIELD PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/28/2008 to 12/31/2008.........  $10.57290    $ 7.83540          8,093
    01/01/2009 to 12/31/2009.........  $ 7.83540    $10.46419        176,700
    01/01/2010 to 12/31/2010.........  $10.46419    $11.70145        234,276
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11184    $ 7.14813        315,470
    01/01/2009 to 12/31/2009.........  $ 7.14813    $ 8.92055      5,017,948
    01/01/2010 to 12/31/2010.........  $ 8.92055    $10.00306      6,889,635
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08932    $ 7.62474        322,770
    01/01/2009 to 12/31/2009.........  $ 7.62474    $ 9.26866      5,059,393
    01/01/2010 to 12/31/2010.........  $ 9.26866    $10.19072      6,648,858
 AST INTERNATIONAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.10512    $ 6.10680         45,666
    01/01/2009 to 12/31/2009.........  $ 6.10680    $ 8.13975        275,645
    01/01/2010 to 12/31/2010.........  $ 8.13975    $ 9.18212        442,472
 AST INTERNATIONAL VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.27851    $ 6.96767         31,240
    01/01/2009 to 12/31/2009.........  $ 6.96767    $ 8.95840        130,344
    01/01/2010 to 12/31/2010.........  $ 8.95840    $ 9.80419        240,306
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99878    $10.74996     15,047,593
    01/01/2009 to 12/31/2009.........  $10.74996    $11.78825      5,242,501
    01/01/2010 to 12/31/2010.........  $11.78825    $12.86966      2,748,857
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.85474    $ 8.60156        771,896
    01/01/2009 to 12/31/2009.........  $ 8.60156    $10.34049      2,734,431
    01/01/2010 to 12/31/2010.........  $10.34049    $10.93339      3,090,856
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08417    $10.29296          3,086
    01/01/2010 to 12/31/2010.........  $10.29296    $11.28842         33,296
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14555    $10.30277          4,566
    01/01/2010 to 12/31/2010.........  $10.30277    $11.54366         37,715
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.37741    $ 6.59757         61,851
    01/01/2009 to 12/31/2009.........  $ 6.59757    $ 8.83238        655,709
    01/01/2010 to 12/31/2010.........  $ 8.83238    $ 9.32582        917,003

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.97191    $ 6.07526        22,542
    01/01/2009 to 12/31/2009.........  $ 6.07526    $ 7.14882       156,512
    01/01/2010 to 12/31/2010.........  $ 7.14882    $ 7.97004       244,613
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.72819    $ 8.29284        45,383
    01/01/2009 to 12/31/2009.........  $ 8.29284    $10.99748       166,979
    01/01/2010 to 12/31/2010.........  $10.99748    $12.28850       198,384
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.42496    $ 6.43168        97,076
    01/01/2009 to 12/31/2009.........  $ 6.43168    $ 8.22245       538,455
    01/01/2010 to 12/31/2010.........  $ 8.22245    $ 9.70112       593,324
 AST MFS GLOBAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.93868    $ 7.79348        26,255
    01/01/2009 to 12/31/2009.........  $ 7.79348    $10.09751       257,117
    01/01/2010 to 12/31/2010.........  $10.09751    $11.14683       465,697
 AST MFS GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.77734    $ 7.39900        18,910
    01/01/2009 to 12/31/2009.........  $ 7.39900    $ 9.06133       105,565
    01/01/2010 to 12/31/2010.........  $ 9.06133    $10.06879       451,773
 AST MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.76425    $ 6.42811         7,428
    01/01/2009 to 12/31/2009.........  $ 6.42811    $ 8.79579        52,583
    01/01/2010 to 12/31/2010.........  $ 8.79579    $10.71178        85,350
 AST MONEY MARKET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.58626    $10.66843       910,801
    01/01/2009 to 12/31/2009.........  $10.66843    $10.53641     1,680,232
    01/01/2010 to 12/31/2010.........  $10.53641    $10.38330     1,553,217
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.38007    $ 5.88237        25,614
    01/01/2009 to 12/31/2009.........  $ 5.88237    $ 8.15096       451,654
    01/01/2010 to 12/31/2010.........  $ 8.15096    $ 9.91264       599,103
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.85566    $ 6.88496        29,568
    01/01/2009 to 12/31/2009.........  $ 6.88496    $ 8.80389       312,516
    01/01/2010 to 12/31/2010.........  $ 8.80389    $11.16124       485,870
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/28/2008 to 12/31/2008.........  $ 9.60826    $ 6.26360          6,907
    01/01/2009 to 12/31/2009.........  $ 6.26360    $ 7.56354         97,328
    01/01/2010 to 12/31/2010.........  $ 7.56354    $ 8.96219        132,170
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10152    $ 5.57838         14,700
    01/01/2009 to 12/31/2009.........  $ 5.57838    $ 9.15161        743,913
    01/01/2010 to 12/31/2010.........  $ 9.15161    $11.02430      1,470,174
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.01241    $10.67302         59,628
    01/01/2009 to 12/31/2009.........  $10.67302    $11.59095        265,994
    01/01/2010 to 12/31/2010.........  $11.59095    $11.86479        299,753
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.29409    $10.59906        357,774
    01/01/2009 to 12/31/2009.........  $10.59906    $12.16820      3,220,380
    01/01/2010 to 12/31/2010.........  $12.16820    $12.91362      4,925,040
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.92996    $ 8.86059      1,896,364
    01/01/2009 to 12/31/2009.........  $ 8.86059    $10.47883      9,843,396
    01/01/2010 to 12/31/2010.........  $10.47883    $11.41546     11,664,036
 AST QMA US EQUITY ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.94163    $ 6.52358         18,756
    01/01/2009 to 12/31/2009.........  $ 6.52358    $ 7.82975         67,797
    01/01/2010 to 12/31/2010.........  $ 7.82975    $ 8.87493         73,005
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.72987    $ 7.81125        310,472
    01/01/2009 to 12/31/2009.........  $ 7.81125    $ 9.80559      6,946,641
    01/01/2010 to 12/31/2010.........  $ 9.80559    $10.80184     10,946,592
 AST SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.39601    $ 6.70943          3,546
    01/01/2009 to 12/31/2009.........  $ 6.70943    $ 8.85160         82,944
    01/01/2010 to 12/31/2010.........  $ 8.85160    $11.89669         93,361
 AST SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.06784    $ 6.74497         23,555
    01/01/2009 to 12/31/2009.........  $ 6.74497    $ 8.43952        111,995
    01/01/2010 to 12/31/2010.........  $ 8.43952    $10.47614        187,790
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.62909    $ 8.13342      1,576,971
    01/01/2009 to 12/31/2009.........  $ 8.13342    $ 9.94750      9,680,800
    01/01/2010 to 12/31/2010.........  $ 9.94750    $10.93099     12,003,305

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.40359    $10.70540         33,122
    01/01/2009 to 12/31/2009.........  $10.70540    $11.82496        149,402
    01/01/2010 to 12/31/2010.........  $11.82496    $12.31945        233,653
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.97292    $ 6.54278         28,591
    01/01/2009 to 12/31/2009.........  $ 6.54278    $ 9.88646        726,259
    01/01/2010 to 12/31/2010.........  $ 9.88646    $11.28037      1,069,777
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.26755    $ 6.71168         89,925
    01/01/2009 to 12/31/2009.........  $ 6.71168    $ 9.87571        563,401
    01/01/2010 to 12/31/2010.........  $ 9.87571    $11.71991      1,153,897
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.28356    $ 6.79217         39,347
    01/01/2009 to 12/31/2009.........  $ 6.79217    $ 7.91375         62,484
    01/01/2010 to 12/31/2010.........  $ 7.91375    $ 8.76694        116,894
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23951    $ 9.32157         47,379
    01/01/2009 to 12/31/2009.........  $ 9.32157    $10.25191        785,894
    01/01/2010 to 12/31/2010.........  $10.25191    $10.88804        980,153
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07816    $ 6.65060        844,756
    01/01/2009 to 12/31/2009.........  $ 6.65060    $ 8.52218     10,269,999
    01/01/2010 to 12/31/2010.........  $ 8.52218    $ 9.25603     14,399,350



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT ONLY
           (1.65%) OR HIGHEST DAILY VALUE DEATH BENEFIT ONLY (1.65%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97011    $10.54948       487,697
    01/01/2007 to 12/31/2007.........  $10.54948    $11.33298     1,854,802
    01/01/2008 to 12/31/2008.........  $11.33298    $ 7.60018     2,685,919
    01/01/2009 to 12/31/2009.........  $ 7.60018    $ 9.29792     3,285,721
    01/01/2010 to 12/31/2010.........  $ 9.29792    $10.24139     3,429,840
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98883    $10.49311       107,572
    01/01/2007 to 12/31/2007.........  $10.49311    $11.30326       444,522
    01/01/2008 to 12/31/2008.........  $11.30326    $ 7.80552       753,486
    01/01/2009 to 12/31/2009.........  $ 7.80552    $ 9.69070     1,199,167
    01/01/2010 to 12/31/2010.........  $ 9.69070    $10.84010     1,158,627
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97075    $10.65444        81,968
    01/01/2007 to 12/31/2007.........  $10.65444    $11.48247       397,218
    01/01/2008 to 12/31/2008.........  $11.48247    $ 6.51462       474,602
    01/01/2009 to 12/31/2009.........  $ 6.51462    $ 8.23096       481,950
    01/01/2010 to 12/31/2010.........  $ 8.23096    $ 9.28255       362,465
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95050    $11.07358         6,425
    01/01/2007 to 12/31/2007.........  $11.07358    $10.50436        52,582
    01/01/2008 to 12/31/2008.........  $10.50436    $ 6.00540        55,418
    01/01/2009 to 12/31/2009.........  $ 6.00540    $ 7.31377        62,618
    01/01/2010 to 12/31/2010.........  $ 7.31377    $ 8.14800        64,639
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96061    $11.03839        61,226
    01/01/2007 to 12/31/2007.........  $11.03839    $11.41506       161,603
    01/01/2008 to 12/31/2008.........  $11.41506    $ 6.66024       186,756
    01/01/2009 to 12/31/2009.........  $ 6.66024    $ 7.80947       198,757

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 7.80947    $ 8.67272       192,683
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98446    $11.02798        16,675
    01/01/2007 to 12/31/2007.........  $11.02798    $10.83649        66,519
    01/01/2008 to 12/31/2008.........  $10.83649    $ 6.95643        71,045
    01/01/2009 to 12/31/2009.........  $ 6.95643    $ 8.05991        68,827
    01/01/2010 to 12/31/2010.........  $ 8.05991    $ 9.02698        74,528
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97952    $10.50591       143,900
    01/01/2007 to 12/31/2007.........  $10.50591    $11.27241       925,331
    01/01/2008 to 12/31/2008.........  $11.27241    $ 7.90646     2,090,659
    01/01/2009 to 12/31/2009.........  $ 7.90646    $ 9.59027     3,049,096
    01/01/2010 to 12/31/2010.........  $ 9.59027    $10.59642     3,044,459
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97982    $10.60788       461,576
    01/01/2007 to 12/31/2007.........  $10.60788    $11.45013     1,759,163
    01/01/2008 to 12/31/2008.........  $11.45013    $ 7.32855     2,548,016
    01/01/2009 to 12/31/2009.........  $ 7.32855    $ 9.03569     3,679,569
    01/01/2010 to 12/31/2010.........  $ 9.03569    $10.07788     3,460,649
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09928    $ 6.69889       137,390
    01/01/2009 to 12/31/2009.........  $ 6.69889    $ 8.35963       353,784
    01/01/2010 to 12/31/2010.........  $ 8.35963    $ 9.40345       390,069
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08110    $ 7.34793       220,131
    01/01/2009 to 12/31/2009.........  $ 7.34793    $ 8.91933       461,773
    01/01/2010 to 12/31/2010.........  $ 8.91933    $ 9.82025       467,291
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.88709    $12.12112        16,960
    01/01/2007 to 12/31/2007.........  $12.12112    $ 9.54601        47,347
    01/01/2008 to 12/31/2008.........  $ 9.54601    $ 6.09916        56,265
    01/01/2009 to 12/31/2009.........  $ 6.09916    $ 7.91593        65,683
    01/01/2010 to 12/31/2010.........  $ 7.91593    $10.02187        65,418
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98293    $10.45835        16,023
    01/01/2007 to 12/31/2007.........  $10.45835    $ 8.45979        48,423
    01/01/2008 to 07/18/2008.........  $ 8.45979    $ 7.75229             0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99865    $ 9.95128        15,281
    01/01/2007 to 12/31/2007.........  $ 9.95128    $10.88644        49,902
    01/01/2008 to 12/31/2008.........  $10.88644    $ 5.98743        49,091

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 5.98743    $ 7.81408        44,102
    01/01/2010 to 12/31/2010.........  $ 7.81408    $10.18920        51,859
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10361    $ 7.50820        21,029
    01/01/2009 to 12/31/2009.........  $ 7.50820    $ 8.95453       113,391
    01/01/2010 to 12/31/2010.........  $ 8.95453    $ 9.98291       130,673
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99865    $10.52917        65,461
    01/01/2007 to 12/31/2007.........  $10.52917    $11.24372       258,836
    01/01/2008 to 12/31/2008.........  $11.24372    $ 7.24644       517,995
    01/01/2009 to 12/31/2009.........  $ 7.24644    $ 8.82912       922,399
    01/01/2010 to 12/31/2010.........  $ 8.82912    $ 9.93343       933,117
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99865    $10.30802        94,690
    01/01/2007 to 12/31/2007.........  $10.30802    $11.29766       317,418
    01/01/2008 to 12/31/2008.........  $11.29766    $ 6.58955       641,167
    01/01/2009 to 12/31/2009.........  $ 6.58955    $ 8.16634     1,549,411
    01/01/2010 to 12/31/2010.........  $ 8.16634    $ 9.56178     1,630,792
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99866    $ 7.47405        43,296
    01/01/2009 to 11/13/2009.........  $ 7.47405    $ 8.36134             0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17534    $ 6.11429         1,386
    01/01/2009 to 12/31/2009.........  $ 6.11429    $ 8.12626         8,791
    01/01/2010 to 12/31/2010.........  $ 8.12626    $ 9.60916        13,854
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93501    $10.25572        14,290
    01/01/2007 to 12/31/2007.........  $10.25572    $11.50010        78,058
    01/01/2008 to 12/31/2008.........  $11.50010    $ 6.75746        85,412
    01/01/2009 to 12/31/2009.........  $ 6.75746    $ 9.93164       110,215
    01/01/2010 to 12/31/2010.........  $ 9.93164    $10.77574        96,946
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95800    $ 9.87049        29,431
    01/01/2007 to 12/31/2007.........  $ 9.87049    $11.58795        66,212
    01/01/2008 to 12/31/2008.........  $11.58795    $ 6.74938        58,121
    01/01/2009 to 12/31/2009.........  $ 6.74938    $10.43074        72,190
    01/01/2010 to 12/31/2010.........  $10.43074    $12.29580        57,123
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03354    $ 7.64045         6,241

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.64045    $ 9.53436        29,203
    01/01/2010 to 12/31/2010.........  $ 9.53436    $11.89029        30,445
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99865    $10.56935        15,966
    01/01/2007 to 12/31/2007.........  $10.56935    $10.65488        41,345
    01/01/2008 to 12/31/2008.........  $10.65488    $ 7.80440        46,851
    01/01/2009 to 12/31/2009.........  $ 7.80440    $10.40735        50,576
    01/01/2010 to 12/31/2010.........  $10.40735    $11.62059        66,112
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11180    $ 7.14101        57,309
    01/01/2009 to 12/31/2009.........  $ 7.14101    $ 8.89848       167,078
    01/01/2010 to 12/31/2010.........  $ 8.89848    $ 9.96363       161,135
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08928    $ 7.61724        98,525
    01/01/2009 to 12/31/2009.........  $ 7.61724    $ 9.24585       384,920
    01/01/2010 to 12/31/2010.........  $ 9.24585    $10.15070       399,981
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99217    $10.60857        19,994
    01/01/2007 to 12/31/2007.........  $10.60857    $12.42369        80,256
    01/01/2008 to 12/31/2008.........  $12.42369    $ 6.08255       103,115
    01/01/2009 to 12/31/2009.........  $ 6.08255    $ 8.09541        95,273
    01/01/2010 to 12/31/2010.........  $ 8.09541    $ 9.11863        80,477
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.01032    $10.87172        27,393
    01/01/2007 to 12/31/2007.........  $10.87172    $12.59851       121,133
    01/01/2008 to 12/31/2008.........  $12.59851    $ 6.94006       119,269
    01/01/2009 to 12/31/2009.........  $ 6.94006    $ 8.90971       107,906
    01/01/2010 to 12/31/2010.........  $ 8.90971    $ 9.73649        96,361
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99866    $10.73516     2,822,391
    01/01/2009 to 12/31/2009.........  $10.73516    $11.75464       861,140
    01/01/2010 to 12/31/2010.........  $11.75464    $12.81394       416,680
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96731    $10.54184        32,202
    01/01/2007 to 12/31/2007.........  $10.54184    $10.57119       105,344
    01/01/2008 to 12/31/2008.........  $10.57119    $ 8.56758       377,855
    01/01/2009 to 12/31/2009.........  $ 8.56758    $10.28448       749,651
    01/01/2010 to 12/31/2010.........  $10.28448    $10.85815       787,151
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    11/16/2009* to 12/31/2009........  $10.08404    $10.29095            0
    01/01/2010 to 12/31/2010.........  $10.29095    $11.26970        1,015
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14543    $10.30077            0
    01/01/2010 to 12/31/2010.........  $10.30077    $11.52437        3,831
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99865    $10.58528       31,391
    01/01/2007 to 12/31/2007.........  $10.58528    $11.39557      135,112
    01/01/2008 to 12/31/2008.........  $11.39557    $ 6.57144      143,586
    01/01/2009 to 12/31/2009.........  $ 6.57144    $ 8.78442      144,183
    01/01/2010 to 12/31/2010.........  $ 8.78442    $ 9.26146      128,745
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95998    $11.01653       33,440
    01/01/2007 to 12/31/2007.........  $11.01653    $10.51304       87,985
    01/01/2008 to 12/31/2008.........  $10.51304    $ 6.05120       80,069
    01/01/2009 to 12/31/2009.........  $ 6.05120    $ 7.10983       77,740
    01/01/2010 to 12/31/2010.........  $ 7.10983    $ 7.91480       70,856
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99865    $10.48364        3,941
    01/01/2007 to 12/31/2007.........  $10.48364    $10.94031       66,536
    01/01/2008 to 12/31/2008.........  $10.94031    $ 8.26004       57,151
    01/01/2009 to 12/31/2009.........  $ 8.26004    $10.93768       76,627
    01/01/2010 to 12/31/2010.........  $10.93768    $12.20358       72,641
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94812    $10.22050       70,736
    01/01/2007 to 12/31/2007.........  $10.22050    $11.55829      170,702
    01/01/2008 to 12/31/2008.........  $11.55829    $ 6.40604      186,973
    01/01/2009 to 12/31/2009.........  $ 6.40604    $ 8.17757      192,301
    01/01/2010 to 12/31/2010.........  $ 8.17757    $ 9.63384      172,879
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96019    $11.10805       49,656
    01/01/2007 to 12/31/2007.........  $11.10805    $11.95409       98,340
    01/01/2008 to 12/31/2008.........  $11.95409    $ 7.76261      101,174
    01/01/2009 to 12/31/2009.........  $ 7.76261    $10.04269      100,495
    01/01/2010 to 12/31/2010.........  $10.04269    $11.06986       81,948
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93177    $10.38694       11,858
    01/01/2007 to 12/31/2007.........  $10.38694    $11.76121       47,706
    01/01/2008 to 12/31/2008.........  $11.76121    $ 7.36982       50,926
    01/01/2009 to 12/31/2009.........  $ 7.36982    $ 9.01224       51,365
    01/01/2010 to 12/31/2010.........  $ 9.01224    $ 9.99944       43,257

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.92909    $10.40684       18,461
    01/01/2007 to 12/31/2007.........  $10.40684    $10.51880       44,871
    01/01/2008 to 12/31/2008.........  $10.51880    $ 6.40279       31,736
    01/01/2009 to 12/31/2009.........  $ 6.40279    $ 8.74826       34,653
    01/01/2010 to 12/31/2010.........  $ 8.74826    $10.63810       23,799
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99983    $10.21135       37,836
    01/01/2007 to 12/31/2007.........  $10.21135    $10.53730      305,019
    01/01/2008 to 12/31/2008.........  $10.53730    $10.62637      517,207
    01/01/2009 to 12/31/2009.........  $10.62637    $10.47945      538,228
    01/01/2010 to 12/31/2010.........  $10.47945    $10.31183      496,930
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.03579    $10.16355       22,815
    01/01/2007 to 12/31/2007.........  $10.16355    $10.31459       67,598
    01/01/2008 to 12/31/2008.........  $10.31459    $ 5.85900       69,851
    01/01/2009 to 12/31/2009.........  $ 5.85900    $ 8.10662       73,419
    01/01/2010 to 12/31/2010.........  $ 8.10662    $ 9.84416       68,600
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96504    $10.20654       24,867
    01/01/2007 to 12/31/2007.........  $10.20654    $12.26927       91,509
    01/01/2008 to 12/31/2008.........  $12.26927    $ 6.85770       89,642
    01/01/2009 to 12/31/2009.........  $ 6.85770    $ 8.75599       86,258
    01/01/2010 to 12/31/2010.........  $ 8.75599    $11.08408       89,078
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98807    $ 9.45107       19,223
    01/01/2007 to 12/31/2007.........  $ 9.45107    $11.03677       43,081
    01/01/2008 to 12/31/2008.........  $11.03677    $ 6.23874       32,942
    01/01/2009 to 12/31/2009.........  $ 6.23874    $ 7.52236       30,876
    01/01/2010 to 12/31/2010.........  $ 7.52236    $ 8.90021       25,743
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10140    $ 5.57466       47,974
    01/01/2009 to 12/31/2009.........  $ 5.57466    $ 9.13201       30,214
    01/01/2010 to 12/31/2010.........  $ 9.13201    $10.98452       45,726
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98026    $10.17287       37,130
    01/01/2007 to 12/31/2007.........  $10.17287    $10.68713       36,038
    01/01/2008 to 12/31/2008.........  $10.68713    $10.63079       63,201
    01/01/2009 to 12/31/2009.........  $10.63079    $11.52813       89,327
    01/01/2010 to 12/31/2010.........  $11.52813    $11.78327       90,177
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97131    $10.30548       64,753

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2007 to 12/31/2007.........  $10.30548    $10.97951       203,059
    01/01/2008 to 12/31/2008.........  $10.97951    $10.55713       331,709
    01/01/2009 to 12/31/2009.........  $10.55713    $12.10214       520,375
    01/01/2010 to 12/31/2010.........  $12.10214    $12.82467       593,992
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97924    $10.41890        92,972
    01/01/2007 to 12/31/2007.........  $10.41890    $11.14257       236,565
    01/01/2008 to 12/31/2008.........  $11.14257    $ 8.82571       974,539
    01/01/2009 to 12/31/2009.........  $ 8.82571    $10.42225     2,264,620
    01/01/2010 to 12/31/2010.........  $10.42225    $11.33708     2,304,998
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95088    $10.73335        15,164
    01/01/2007 to 12/31/2007.........  $10.73335    $10.77810       137,106
    01/01/2008 to 12/31/2008.........  $10.77810    $ 6.49780       149,120
    01/01/2009 to 12/31/2009.........  $ 6.49780    $ 7.78724       145,556
    01/01/2010 to 12/31/2010.........  $ 7.78724    $ 8.81374       126,539
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98441    $10.57410         8,013
    01/01/2007 to 12/31/2007.........  $10.57410    $11.32929        56,279
    01/01/2008 to 12/31/2008.........  $11.32929    $ 7.78043       139,992
    01/01/2009 to 12/31/2009.........  $ 7.78043    $ 9.75240       279,973
    01/01/2010 to 12/31/2010.........  $ 9.75240    $10.72732       364,104
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90514    $ 9.91537        17,059
    01/01/2007 to 12/31/2007.........  $ 9.91537    $10.45096        37,088
    01/01/2008 to 12/31/2008.........  $10.45096    $ 6.68287        45,522
    01/01/2009 to 12/31/2009.........  $ 6.68287    $ 8.80353        41,424
    01/01/2010 to 12/31/2010.........  $ 8.80353    $11.81481        40,933
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99248    $10.46496        19,385
    01/01/2007 to 12/31/2007.........  $10.46496    $ 9.71682        42,102
    01/01/2008 to 12/31/2008.........  $ 9.71682    $ 6.71834        77,182
    01/01/2009 to 12/31/2009.........  $ 6.71834    $ 8.39383        75,774
    01/01/2010 to 12/31/2010.........  $ 8.39383    $10.40404        64,263
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96819    $10.63207        20,537
    01/01/2007 to 12/31/2007.........  $10.63207    $11.11985       628,407
    01/01/2008 to 12/31/2008.........  $11.11985    $ 8.10113       996,525
    01/01/2009 to 12/31/2009.........  $ 8.10113    $ 9.89341       963,504
    01/01/2010 to 12/31/2010.........  $ 9.89341    $10.85547     1,022,083
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98965    $10.30028        10,514

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2007 to 12/31/2007.........  $10.30028    $11.10959       50,861
    01/01/2008 to 12/31/2008.........  $11.10959    $10.66311       47,286
    01/01/2009 to 12/31/2009.........  $10.66311    $11.76100       57,136
    01/01/2010 to 12/31/2010.........  $11.76100    $12.23466       65,204
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.94018    $10.46916       33,379
    01/01/2007 to 12/31/2007.........  $10.46916    $11.14637      103,389
    01/01/2008 to 12/31/2008.........  $11.14637    $ 6.51691      107,613
    01/01/2009 to 12/31/2009.........  $ 6.51691    $ 9.83292      104,528
    01/01/2010 to 12/31/2010.........  $ 9.83292    $11.20279       87,626
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14750    $ 9.83031       48,980
    01/01/2007 to 12/31/2007.........  $ 9.83031    $13.58724      227,197
    01/01/2008 to 12/31/2008.........  $13.58724    $ 6.68500      286,220
    01/01/2009 to 12/31/2009.........  $ 6.68500    $ 9.82196      310,772
    01/01/2010 to 12/31/2010.........  $ 9.82196    $11.63889      294,395
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94935    $11.02043       31,545
    01/01/2007 to 12/31/2007.........  $11.02043    $10.96842       93,783
    01/01/2008 to 12/31/2008.........  $10.96842    $ 6.76530       96,543
    01/01/2009 to 12/31/2009.........  $ 6.76530    $ 7.87070       90,846
    01/01/2010 to 12/31/2010.........  $ 7.87070    $ 8.70630       78,103
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99865    $ 9.97982            0
    01/01/2008 to 12/31/2008.........  $ 9.97982    $ 9.30609       42,799
    01/01/2009 to 12/31/2009.........  $ 9.30609    $10.21975       83,444
    01/01/2010 to 12/31/2010.........  $10.21975    $10.83793       82,277
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07812    $ 6.64404      140,497
    01/01/2009 to 12/31/2009.........  $ 6.64404    $ 8.50125      347,789
    01/01/2010 to 12/31/2010.........  $ 8.50125    $ 9.21963      372,157



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT ONLY (1.75%) OR HIGHEST
   DAILY LIFETIME FIVE INCOME BENEFIT ONLY (1.75%) OR HD GRO 60 BPS (1.75%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97003    $10.54251     1,800,950
    01/01/2007 to 12/31/2007.........  $10.54251    $11.31443     7,345,965
    01/01/2008 to 12/31/2008.........  $11.31443    $ 7.58029     5,248,292
    01/01/2009 to 12/31/2009.........  $ 7.58029    $ 9.26448     5,326,490
    01/01/2010 to 12/31/2010.........  $ 9.26448    $10.19462     5,089,366
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98875    $10.48624       491,170
    01/01/2007 to 12/31/2007.........  $10.48624    $11.28462     2,149,669
    01/01/2008 to 12/31/2008.........  $11.28462    $ 7.78498     1,496,155
    01/01/2009 to 12/31/2009.........  $ 7.78498    $ 9.65571     1,546,021
    01/01/2010 to 12/31/2010.........  $ 9.65571    $10.79033     1,571,211
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97067    $10.64737             0
    01/01/2007 to 12/31/2007.........  $10.64737    $11.46345             0
    01/01/2008 to 12/31/2008.........  $11.46345    $ 6.49753             0
    01/01/2009 to 12/31/2009.........  $ 6.49753    $ 8.20138        38,652
    01/01/2010 to 12/31/2010.........  $ 8.20138    $ 9.24013        44,538
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95042    $11.06626             0
    01/01/2007 to 12/31/2007.........  $11.06626    $10.48707             0
    01/01/2008 to 12/31/2008.........  $10.48707    $ 5.98961             0
    01/01/2009 to 12/31/2009.........  $ 5.98961    $ 7.28736           229
    01/01/2010 to 12/31/2010.........  $ 7.28736    $ 8.11059         1,352
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96053    $11.03108             0
    01/01/2007 to 12/31/2007.........  $11.03108    $11.39626             0
    01/01/2008 to 12/31/2008.........  $11.39626    $ 6.64269             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 6.64269    $ 7.78118         4,897
    01/01/2010 to 12/31/2010.........  $ 7.78118    $ 8.63286         9,895
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98438    $11.02064             0
    01/01/2007 to 12/31/2007.........  $11.02064    $10.81865             0
    01/01/2008 to 12/31/2008.........  $10.81865    $ 6.93814             0
    01/01/2009 to 12/31/2009.........  $ 6.93814    $ 8.03080         6,596
    01/01/2010 to 12/31/2010.........  $ 8.03080    $ 8.98555        11,755
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97944    $10.49898       660,338
    01/01/2007 to 12/31/2007.........  $10.49898    $11.25387     2,883,308
    01/01/2008 to 12/31/2008.........  $11.25387    $ 7.88566     2,705,876
    01/01/2009 to 12/31/2009.........  $ 7.88566    $ 9.55557     2,782,580
    01/01/2010 to 12/31/2010.........  $ 9.55557    $10.54773     2,691,285
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99905    $ 9.38572             0
    01/01/2010 to 12/31/2010.........  $ 9.38572    $10.19992             0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99858    $12.04396             0
    01/01/2009 to 12/31/2009.........  $12.04396    $11.12056             0
    01/01/2010 to 12/31/2010.........  $11.12056    $12.15179             0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99858    $12.11286             0
    01/01/2009 to 12/31/2009.........  $12.11286    $10.98780             0
    01/01/2010 to 12/31/2010.........  $10.98780    $12.02578           100
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99905    $ 8.79604             0
    01/01/2010 to 12/31/2010.........  $ 8.79604    $ 9.66876        58,389
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99810    $11.01729        38,657
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97974    $10.60086     1,741,226
    01/01/2007 to 12/31/2007.........  $10.60086    $11.43120     7,256,023
    01/01/2008 to 12/31/2008.........  $11.43120    $ 7.30917     5,570,348
    01/01/2009 to 12/31/2009.........  $ 7.30917    $ 9.00313     5,643,870
    01/01/2010 to 12/31/2010.........  $ 9.00313    $10.03170     5,740,105
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09925    $ 6.69446        30,005
    01/01/2009 to 12/31/2009.........  $ 6.69446    $ 8.34595       120,538

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.34595    $ 9.37899       168,807
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08108    $ 7.34315       104,119
    01/01/2009 to 12/31/2009.........  $ 7.34315    $ 8.90471       167,537
    01/01/2010 to 12/31/2010.........  $ 8.90471    $ 9.79462       219,911
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.88701    $12.11318             0
    01/01/2007 to 12/31/2007.........  $12.11318    $ 9.53033             0
    01/01/2008 to 12/31/2008.........  $ 9.53033    $ 6.08313             0
    01/01/2009 to 12/31/2009.........  $ 6.08313    $ 7.88735         3,042
    01/01/2010 to 12/31/2010.........  $ 7.88735    $ 9.97588         3,002
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98285    $10.45147             0
    01/01/2007 to 12/31/2007.........  $10.45147    $ 8.44578             0
    01/01/2008 to 07/18/2008.........  $ 8.44578    $ 7.73525             0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $ 9.94478             0
    01/01/2007 to 12/31/2007.........  $ 9.94478    $10.86864             0
    01/01/2008 to 12/31/2008.........  $10.86864    $ 5.97180             0
    01/01/2009 to 12/31/2009.........  $ 5.97180    $ 7.78612         2,497
    01/01/2010 to 12/31/2010.........  $ 7.78612    $10.14271         7,539
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10358    $ 7.50322        13,336
    01/01/2009 to 12/31/2009.........  $ 7.50322    $ 8.93974        26,953
    01/01/2010 to 12/31/2010.........  $ 8.93974    $ 9.95667        62,320
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.52216       336,742
    01/01/2007 to 12/31/2007.........  $10.52216    $11.22519     1,558,196
    01/01/2008 to 12/31/2008.........  $11.22519    $ 7.22737     1,139,320
    01/01/2009 to 12/31/2009.........  $ 7.22737    $ 8.79712     1,202,613
    01/01/2010 to 12/31/2010.........  $ 8.79712    $ 9.88773     1,180,706
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.30127       546,256
    01/01/2007 to 12/31/2007.........  $10.30127    $11.27901     2,148,978
    01/01/2008 to 12/31/2008.........  $11.27901    $ 6.57207     1,469,499
    01/01/2009 to 12/31/2009.........  $ 6.57207    $ 8.13678     1,588,708
    01/01/2010 to 12/31/2010.........  $ 8.13678    $ 9.51787     1,677,327
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99858    $ 7.47065        27,272

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 11/13/2009.........  $ 7.47065    $ 8.35030            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17526    $ 6.11150            0
    01/01/2009 to 12/31/2009.........  $ 6.11150    $ 8.11460        4,642
    01/01/2010 to 12/31/2010.........  $ 8.11460    $ 9.58600        8,225
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93493    $10.24906            0
    01/01/2007 to 12/31/2007.........  $10.24906    $11.48125            0
    01/01/2008 to 12/31/2008.........  $11.48125    $ 6.73972            0
    01/01/2009 to 12/31/2009.........  $ 6.73972    $ 9.89579        4,004
    01/01/2010 to 12/31/2010.........  $ 9.89579    $10.72625        4,220
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95792    $ 9.86401            0
    01/01/2007 to 12/31/2007.........  $ 9.86401    $11.56909            0
    01/01/2008 to 12/31/2008.........  $11.56909    $ 6.73180            0
    01/01/2009 to 12/31/2009.........  $ 6.73180    $10.39351        7,059
    01/01/2010 to 12/31/2010.........  $10.39351    $12.24001        9,473
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03346    $ 7.63699            0
    01/01/2009 to 12/31/2009.........  $ 7.63699    $ 9.52067            0
    01/01/2010 to 12/31/2010.........  $ 9.52067    $11.86158          678
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.56250            0
    01/01/2007 to 12/31/2007.........  $10.56250    $10.63742            0
    01/01/2008 to 12/31/2008.........  $10.63742    $ 7.78400            0
    01/01/2009 to 12/31/2009.........  $ 7.78400    $10.37011        4,733
    01/01/2010 to 12/31/2010.........  $10.37011    $11.56763        6,252
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11177    $ 7.13625       16,439
    01/01/2009 to 12/31/2009.........  $ 7.13625    $ 8.88380       67,144
    01/01/2010 to 12/31/2010.........  $ 8.88380    $ 9.93736      119,181
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08926    $ 7.61215       57,389
    01/01/2009 to 12/31/2009.........  $ 7.61215    $ 9.23061      196,954
    01/01/2010 to 12/31/2010.........  $ 9.23061    $10.12402      196,131
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99209    $10.60171            0
    01/01/2007 to 12/31/2007.........  $10.60171    $12.40345            0
    01/01/2008 to 12/31/2008.........  $12.40345    $ 6.06655            0
    01/01/2009 to 12/31/2009.........  $ 6.06655    $ 8.06631        4,243

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.06631    $ 9.07693        5,838
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.01024    $10.86454            0
    01/01/2007 to 12/31/2007.........  $10.86454    $12.57772            0
    01/01/2008 to 12/31/2008.........  $12.57772    $ 6.92187            0
    01/01/2009 to 12/31/2009.........  $ 6.92187    $ 8.87760        3,530
    01/01/2010 to 12/31/2010.........  $ 8.87760    $ 9.69193        7,861
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99858    $10.72532      267,368
    01/01/2009 to 12/31/2009.........  $10.72532    $11.73237      128,909
    01/01/2010 to 12/31/2010.........  $11.73237    $12.77720       95,027
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96723    $10.53489            0
    01/01/2007 to 12/31/2007.........  $10.53489    $10.55381      314,971
    01/01/2008 to 12/31/2008.........  $10.55381    $ 8.54506      429,061
    01/01/2009 to 12/31/2009.........  $ 8.54506    $10.24727      458,937
    01/01/2010 to 12/31/2010.........  $10.24727    $10.80817      460,917
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08396    $10.28967          219
    01/01/2010 to 12/31/2010.........  $10.28967    $11.25705        2,266
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14535    $10.29945            0
    01/01/2010 to 12/31/2010.........  $10.29945    $11.51148        3,884
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.57842            0
    01/01/2007 to 12/31/2007.........  $10.57842    $11.37690            0
    01/01/2008 to 12/31/2008.........  $11.37690    $ 6.55421            0
    01/01/2009 to 12/31/2009.........  $ 6.55421    $ 8.75281        5,437
    01/01/2010 to 12/31/2010.........  $ 8.75281    $ 9.21909       12,381
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95990    $11.00919            0
    01/01/2007 to 12/31/2007.........  $11.00919    $10.49565            0
    01/01/2008 to 12/31/2008.........  $10.49565    $ 6.03521            0
    01/01/2009 to 12/31/2009.........  $ 6.03521    $ 7.08407        1,262
    01/01/2010 to 12/31/2010.........  $ 7.08407    $ 7.87845        7,746
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99857    $10.47669            0
    01/01/2007 to 12/31/2007.........  $10.47669    $10.92227            0
    01/01/2008 to 12/31/2008.........  $10.92227    $ 8.23823            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 8.23823    $10.89824        2,313
    01/01/2010 to 12/31/2010.........  $10.89824    $12.14768        1,264
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94804    $10.21374            0
    01/01/2007 to 12/31/2007.........  $10.21374    $11.53918            0
    01/01/2008 to 12/31/2008.........  $11.53918    $ 6.38917            0
    01/01/2009 to 12/31/2009.........  $ 6.38917    $ 8.14798        7,793
    01/01/2010 to 12/31/2010.........  $ 8.14798    $ 9.58964       14,449
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96011    $11.10079            0
    01/01/2007 to 12/31/2007.........  $11.10079    $11.93449            0
    01/01/2008 to 12/31/2008.........  $11.93449    $ 7.74226            0
    01/01/2009 to 12/31/2009.........  $ 7.74226    $10.00657        4,376
    01/01/2010 to 12/31/2010.........  $10.00657    $11.01926        2,936
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93168    $10.38005            0
    01/01/2007 to 12/31/2007.........  $10.38005    $11.74189            0
    01/01/2008 to 12/31/2008.........  $11.74189    $ 7.35047            0
    01/01/2009 to 12/31/2009.........  $ 7.35047    $ 8.97986          604
    01/01/2010 to 12/31/2010.........  $ 8.97986    $ 9.95374        4,601
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.92901    $10.39990            0
    01/01/2007 to 12/31/2007.........  $10.39990    $10.50138            0
    01/01/2008 to 12/31/2008.........  $10.50138    $ 6.38584            0
    01/01/2009 to 12/31/2009.........  $ 6.38584    $ 8.71638        1,504
    01/01/2010 to 12/31/2010.........  $ 8.71638    $10.58897        1,510
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99975    $10.20465            0
    01/01/2007 to 12/31/2007.........  $10.20465    $10.51994            0
    01/01/2008 to 12/31/2008.........  $10.51994    $10.59840            0
    01/01/2009 to 12/31/2009.........  $10.59840    $10.44180       27,394
    01/01/2010 to 12/31/2010.........  $10.44180    $10.26477       20,194
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.03571    $10.15678            0
    01/01/2007 to 12/31/2007.........  $10.15678    $10.29756            0
    01/01/2008 to 12/31/2008.........  $10.29756    $ 5.84357            0
    01/01/2009 to 12/31/2009.........  $ 5.84357    $ 8.07728        1,187
    01/01/2010 to 12/31/2010.........  $ 8.07728    $ 9.79886        3,335
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96496    $10.19976            0
    01/01/2007 to 12/31/2007.........  $10.19976    $12.24905            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2008 to 12/31/2008.........  $12.24905    $ 6.83966             0
    01/01/2009 to 12/31/2009.........  $ 6.83966    $ 8.72450         3,055
    01/01/2010 to 12/31/2010.........  $ 8.72450    $11.03351         8,033
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98799    $ 9.44486             0
    01/01/2007 to 12/31/2007.........  $ 9.44486    $11.01865             0
    01/01/2008 to 12/31/2008.........  $11.01865    $ 6.22235             0
    01/01/2009 to 12/31/2009.........  $ 6.22235    $ 7.49518         2,765
    01/01/2010 to 12/31/2010.........  $ 7.49518    $ 8.85927         3,680
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10132    $ 5.57216             0
    01/01/2009 to 12/31/2009.........  $ 5.57216    $ 9.11891         4,932
    01/01/2010 to 12/31/2010.........  $ 9.11891    $10.95795        14,211
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98017    $10.16612             0
    01/01/2007 to 12/31/2007.........  $10.16612    $10.66960             0
    01/01/2008 to 12/31/2008.........  $10.66960    $10.60295             0
    01/01/2009 to 12/31/2009.........  $10.60295    $11.48658         3,251
    01/01/2010 to 12/31/2010.........  $11.48658    $11.72926        11,456
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97123    $10.29870             0
    01/01/2007 to 12/31/2007.........  $10.29870    $10.96160             0
    01/01/2008 to 12/31/2008.........  $10.96160    $10.52960             0
    01/01/2009 to 12/31/2009.........  $10.52960    $12.05880        52,387
    01/01/2010 to 12/31/2010.........  $12.05880    $12.76610        80,428
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97916    $10.41199       145,637
    01/01/2007 to 12/31/2007.........  $10.41199    $11.12416       869,033
    01/01/2008 to 12/31/2008.........  $11.12416    $ 8.80243     1,315,556
    01/01/2009 to 12/31/2009.........  $ 8.80243    $10.38444     1,417,628
    01/01/2010 to 12/31/2010.........  $10.38444    $11.28481     1,469,096
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95080    $10.72630             0
    01/01/2007 to 12/31/2007.........  $10.72630    $10.76050             0
    01/01/2008 to 12/31/2008.........  $10.76050    $ 6.48081             0
    01/01/2009 to 12/31/2009.........  $ 6.48081    $ 7.75928           534
    01/01/2010 to 12/31/2010.........  $ 7.75928    $ 8.77355           588
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98433    $10.56714             0
    01/01/2007 to 12/31/2007.........  $10.56714    $11.31065       102,888
    01/01/2008 to 12/31/2008.........  $11.31065    $ 7.75997        85,839

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.75997    $ 9.71715       170,482
    01/01/2010 to 12/31/2010.........  $ 9.71715    $10.67818       242,375
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90506    $ 9.90872             0
    01/01/2007 to 12/31/2007.........  $ 9.90872    $10.43378             0
    01/01/2008 to 12/31/2008.........  $10.43378    $ 6.66531             0
    01/01/2009 to 12/31/2009.........  $ 6.66531    $ 8.77180         2,301
    01/01/2010 to 12/31/2010.........  $ 8.77180    $11.76047         3,732
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99240    $10.45801             0
    01/01/2007 to 12/31/2007.........  $10.45801    $ 9.70078             0
    01/01/2008 to 12/31/2008.........  $ 9.70078    $ 6.70059             0
    01/01/2009 to 12/31/2009.........  $ 6.70059    $ 8.36348         4,832
    01/01/2010 to 12/31/2010.........  $ 8.36348    $10.35634         6,939
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96810    $10.62508        16,581
    01/01/2007 to 12/31/2007.........  $10.62508    $11.10168     1,530,578
    01/01/2008 to 12/31/2008.........  $11.10168    $ 8.07989     1,055,039
    01/01/2009 to 12/31/2009.........  $ 8.07989    $ 9.85774     1,077,905
    01/01/2010 to 12/31/2010.........  $ 9.85774    $10.80580     1,134,743
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98957    $10.29346             0
    01/01/2007 to 12/31/2007.........  $10.29346    $11.09132             0
    01/01/2008 to 12/31/2008.........  $11.09132    $10.63511             0
    01/01/2009 to 12/31/2009.........  $10.63511    $11.71854         6,106
    01/01/2010 to 12/31/2010.........  $11.71854    $12.17856         5,121
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.94009    $10.46223             0
    01/01/2007 to 12/31/2007.........  $10.46223    $11.12804             0
    01/01/2008 to 12/31/2008.........  $11.12804    $ 6.49978             0
    01/01/2009 to 12/31/2009.........  $ 6.49978    $ 9.79749         6,044
    01/01/2010 to 12/31/2010.........  $ 9.79749    $11.15143        28,201
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14742    $ 9.82387             0
    01/01/2007 to 12/31/2007.........  $ 9.82387    $13.56505             0
    01/01/2008 to 12/31/2008.........  $13.56505    $ 6.66754             0
    01/01/2009 to 12/31/2009.........  $ 6.66754    $ 9.78660        18,507
    01/01/2010 to 12/31/2010.........  $ 9.78660    $11.58555        26,610
 AST VALUE PORTFOLIOFORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94927    $11.01318             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2007 to 12/31/2007.........  $11.01318    $10.95037            0
    01/01/2008 to 12/31/2008.........  $10.95037    $ 6.74756            0
    01/01/2009 to 12/31/2009.........  $ 6.74756    $ 7.84238        2,315
    01/01/2010 to 12/31/2010.........  $ 7.84238    $ 8.66644        2,249
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99857    $ 9.97857            0
    01/01/2008 to 12/31/2008.........  $ 9.97857    $ 9.29580            0
    01/01/2009 to 12/31/2009.........  $ 9.29580    $10.19841        6,401
    01/01/2010 to 12/31/2010.........  $10.19841    $10.80459        9,567
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07809    $ 6.63967       64,724
    01/01/2009 to 12/31/2009.........  $ 6.63967    $ 8.48729      115,986
    01/01/2010 to 12/31/2010.........  $ 8.48729    $ 9.19556      209,200



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (1.90%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.39927    $10.98569       583,389
    01/01/2007 to 12/31/2007.........  $10.98569    $11.77245     1,859,641
    01/01/2008 to 12/31/2008.........  $11.77245    $ 7.87551     1,785,172
    01/01/2009 to 12/31/2009.........  $ 7.87551    $ 9.61124     1,640,143
    01/01/2010 to 12/31/2010.........  $ 9.61124    $10.56057     1,463,422
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14643    $10.64132       118,534
    01/01/2007 to 12/31/2007.........  $10.64132    $11.43460       381,987
    01/01/2008 to 12/31/2008.........  $11.43460    $ 7.87680       484,130
    01/01/2009 to 12/31/2009.........  $ 7.87680    $ 9.75519       535,791
    01/01/2010 to 12/31/2010.........  $ 9.75519    $10.88553       434,823
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.63747    $11.34830             0
    01/01/2007 to 12/31/2007.........  $11.34830    $12.20009             0
    01/01/2008 to 12/31/2008.........  $12.20009    $ 6.90477        69,425
    01/01/2009 to 12/31/2009.........  $ 6.90477    $ 8.70257       141,530
    01/01/2010 to 12/31/2010.........  $ 8.70257    $ 9.79034        88,029
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.03110    $12.25615             0
    01/01/2007 to 12/31/2007.........  $12.25615    $11.59745             0
    01/01/2008 to 12/31/2008.........  $11.59745    $ 6.61400         1,700
    01/01/2009 to 12/31/2009.........  $ 6.61400    $ 8.03515         9,760
    01/01/2010 to 12/31/2010.........  $ 8.03515    $ 8.92968         6,217
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.65822    $11.79214             0
    01/01/2007 to 12/31/2007.........  $11.79214    $12.16446             0
    01/01/2008 to 12/31/2008.........  $12.16446    $ 7.08000         5,343
    01/01/2009 to 12/31/2009.........  $ 7.08000    $ 8.28115        30,196

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.28115    $ 9.17397        15,172
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.72581    $11.82754             0
    01/01/2007 to 12/31/2007.........  $11.82754    $11.59346             0
    01/01/2008 to 12/31/2008.........  $11.59346    $ 7.42411         5,613
    01/01/2009 to 12/31/2009.........  $ 7.42411    $ 8.58067        50,696
    01/01/2010 to 12/31/2010.........  $ 8.58067    $ 9.58667        33,967
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.34964    $10.87782       198,275
    01/01/2007 to 12/31/2007.........  $10.87782    $11.64277       528,469
    01/01/2008 to 12/31/2008.........  $11.64277    $ 8.14626       780,685
    01/01/2009 to 12/31/2009.........  $ 8.14626    $ 9.85682       900,823
    01/01/2010 to 12/31/2010.........  $ 9.85682    $10.86424       694,237
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99897    $ 9.37189             0
    01/01/2010 to 12/31/2010.........  $ 9.37189    $10.16992             0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99846    $12.02740       908,730
    01/01/2009 to 12/31/2009.........  $12.02740    $11.08899       916,869
    01/01/2010 to 12/31/2010.........  $11.08899    $12.09943       638,577
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99846    $12.09626       612,585
    01/01/2009 to 12/31/2009.........  $12.09626    $10.95660       502,389
    01/01/2010 to 12/31/2010.........  $10.95660    $11.97397       373,713
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99897    $ 8.78306        52,681
    01/01/2010 to 12/31/2010.........  $ 8.78306    $ 9.64023       528,085
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99794    $11.00110       778,013
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.51837    $11.16214       696,836
    01/01/2007 to 12/31/2007.........  $11.16214    $12.01860     1,899,240
    01/01/2008 to 12/31/2008.........  $12.01860    $ 7.67349     2,229,727
    01/01/2009 to 12/31/2009.........  $ 7.67349    $ 9.43787     2,245,693
    01/01/2010 to 12/31/2010.........  $ 9.43787    $10.50081     2,023,526
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09921    $ 6.68783        24,912
    01/01/2009 to 12/31/2009.........  $ 6.68783    $ 8.32531        51,339
    01/01/2010 to 12/31/2010.........  $ 8.32531    $ 9.34197        31,889

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08104    $ 7.33582       41,079
    01/01/2009 to 12/31/2009.........  $ 7.33582    $ 8.88278       91,896
    01/01/2010 to 12/31/2010.........  $ 8.88278    $ 9.75608       50,495
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.14998    $16.09509            0
    01/01/2007 to 12/31/2007.........  $16.09509    $12.64447            0
    01/01/2008 to 12/31/2008.........  $12.64447    $ 8.05893        9,851
    01/01/2009 to 12/31/2009.........  $ 8.05893    $10.43374        8,691
    01/01/2010 to 12/31/2010.........  $10.43374    $13.17714        3,507
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.25302    $11.76968            0
    01/01/2007 to 12/31/2007.........  $11.76968    $ 9.49700            0
    01/01/2008 to 07/18/2008.........  $ 9.49700    $ 8.69104            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.19699    $12.11939            0
    01/01/2007 to 12/31/2007.........  $12.11939    $13.22558            0
    01/01/2008 to 12/31/2008.........  $13.22558    $ 7.25607        1,509
    01/01/2009 to 12/31/2009.........  $ 7.25607    $ 9.44657        5,695
    01/01/2010 to 12/31/2010.........  $ 9.44657    $12.28759        4,281
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10354    $ 7.49581       15,170
    01/01/2009 to 12/31/2009.........  $ 7.49581    $ 8.91773       61,566
    01/01/2010 to 12/31/2010.........  $ 8.91773    $ 9.91745       36,229
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04664    $10.56241      121,250
    01/01/2007 to 12/31/2007.........  $10.56241    $11.25138      309,496
    01/01/2008 to 12/31/2008.........  $11.25138    $ 7.23357      379,589
    01/01/2009 to 12/31/2009.........  $ 7.23357    $ 8.79176      378,198
    01/01/2010 to 12/31/2010.........  $ 8.79176    $ 9.86717      341,078
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16637    $10.46392      160,806
    01/01/2007 to 12/31/2007.........  $10.46392    $11.44013      410,282
    01/01/2008 to 12/31/2008.........  $11.44013    $ 6.65616      642,820
    01/01/2009 to 12/31/2009.........  $ 6.65616    $ 8.22871      589,986
    01/01/2010 to 12/31/2010.........  $ 8.22871    $ 9.61112      493,311
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99846    $ 7.46564       13,054
    01/01/2009 to 11/13/2009.........  $ 7.46564    $ 8.33415            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17514    $ 6.10747        2,748
    01/01/2009 to 12/31/2009.........  $ 6.10747    $ 8.09735        2,393
    01/01/2010 to 12/31/2010.........  $ 8.09735    $ 9.55158          790
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.24704    $11.59121            0
    01/01/2007 to 12/31/2007.........  $11.59121    $12.96551            0
    01/01/2008 to 12/31/2008.........  $12.96551    $ 7.59977        3,911
    01/01/2009 to 12/31/2009.........  $ 7.59977    $11.14229       10,548
    01/01/2010 to 12/31/2010.........  $11.14229    $12.05954        7,145
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.12778    $11.01205            0
    01/01/2007 to 12/31/2007.........  $11.01205    $12.89631            0
    01/01/2008 to 12/31/2008.........  $12.89631    $ 7.49295        9,127
    01/01/2009 to 12/31/2009.........  $ 7.49295    $11.55150       13,822
    01/01/2010 to 12/31/2010.........  $11.55150    $13.58365        7,756
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03334    $ 7.63187        5,133
    01/01/2009 to 12/31/2009.........  $ 7.63187    $ 9.50032        8,060
    01/01/2010 to 12/31/2010.........  $ 9.50032    $11.81873        5,086
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.09677    $10.65578            0
    01/01/2007 to 12/31/2007.........  $10.65578    $10.71545            0
    01/01/2008 to 12/31/2008.........  $10.71545    $ 7.82946        1,151
    01/01/2009 to 12/31/2009.........  $ 7.82946    $10.41539       49,084
    01/01/2010 to 12/31/2010.........  $10.41539    $11.60106       33,309
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11173    $ 7.12925       38,557
    01/01/2009 to 12/31/2009.........  $ 7.12925    $ 8.86201       99,298
    01/01/2010 to 12/31/2010.........  $ 8.86201    $ 9.89847       78,485
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08922    $ 7.60464       49,973
    01/01/2009 to 12/31/2009.........  $ 7.60464    $ 9.20795      113,191
    01/01/2010 to 12/31/2010.........  $ 9.20795    $10.08437       82,518
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99197    $10.59108            0
    01/01/2007 to 12/31/2007.........  $10.59108    $12.37266            0
    01/01/2008 to 12/31/2008.........  $12.37266    $ 6.04263        1,782
    01/01/2009 to 12/31/2009.........  $ 6.04263    $ 8.02258       13,561
    01/01/2010 to 12/31/2010.........  $ 8.02258    $ 9.01442        7,898

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.01012    $10.85384            0
    01/01/2007 to 12/31/2007.........  $10.85384    $12.54671            0
    01/01/2008 to 12/31/2008.........  $12.54671    $ 6.89463       10,844
    01/01/2009 to 12/31/2009.........  $ 6.89463    $ 8.82960       22,418
    01/01/2010 to 12/31/2010.........  $ 8.82960    $ 9.62539       16,474
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99846    $10.71068       24,477
    01/01/2009 to 12/31/2009.........  $10.71068    $11.69915       14,887
    01/01/2010 to 12/31/2010.........  $11.69915    $12.72222       11,223
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.95216    $11.56456            0
    01/01/2007 to 12/31/2007.........  $11.56456    $11.56821       25,715
    01/01/2008 to 12/31/2008.........  $11.56821    $ 9.35251      273,549
    01/01/2009 to 12/31/2009.........  $ 9.35251    $11.19913      328,421
    01/01/2010 to 12/31/2010.........  $11.19913    $11.79468      251,199
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08384    $10.28767            0
    01/01/2010 to 12/31/2010.........  $10.28767    $11.23842        1,490
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14522    $10.29744            0
    01/01/2010 to 12/31/2010.........  $10.29744    $11.49224            0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.12272    $12.81320            0
    01/01/2007 to 12/31/2007.........  $12.81320    $13.75995            0
    01/01/2008 to 12/31/2008.........  $13.75995    $ 7.91534        6,935
    01/01/2009 to 12/31/2009.........  $ 7.91534    $10.55484        9,198
    01/01/2010 to 12/31/2010.........  $10.55484    $11.10084        6,600
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.09247    $12.24906            0
    01/01/2007 to 12/31/2007.........  $12.24906    $11.66043            0
    01/01/2008 to 12/31/2008.........  $11.66043    $ 6.69520        1,581
    01/01/2009 to 12/31/2009.........  $ 6.69520    $ 7.84723       14,755
    01/01/2010 to 12/31/2010.........  $ 7.84723    $ 8.71427       10,313
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.22221    $10.70056            0
    01/01/2007 to 12/31/2007.........  $10.70056    $11.13919            0
    01/01/2008 to 12/31/2008.........  $11.13919    $ 8.38953        2,464
    01/01/2009 to 12/31/2009.........  $ 8.38953    $11.08201        2,690
    01/01/2010 to 12/31/2010.........  $11.08201    $12.33428        4,006

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.16512    $11.45220            0
    01/01/2007 to 12/31/2007.........  $11.45220    $12.91932            0
    01/01/2008 to 12/31/2008.........  $12.91932    $ 7.14281       15,581
    01/01/2009 to 12/31/2009.........  $ 7.14281    $ 9.09565       56,039
    01/01/2010 to 12/31/2010.........  $ 9.09565    $10.68915       33,904
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.45716    $12.75677            0
    01/01/2007 to 12/31/2007.........  $12.75677    $13.69463            0
    01/01/2008 to 12/31/2008.........  $13.69463    $ 8.87094        3,583
    01/01/2009 to 12/31/2009.........  $ 8.87094    $11.44852        7,611
    01/01/2010 to 12/31/2010.........  $11.44852    $12.58852        5,988
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.06858    $11.55696            0
    01/01/2007 to 12/31/2007.........  $11.55696    $13.05382            0
    01/01/2008 to 12/31/2008.........  $13.05382    $ 8.15973        3,727
    01/01/2009 to 12/31/2009.........  $ 8.15973    $ 9.95377        8,768
    01/01/2010 to 12/31/2010.........  $ 9.95377    $11.01704        6,989
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.07117    $11.58488            0
    01/01/2007 to 12/31/2007.........  $11.58488    $11.68066            0
    01/01/2008 to 12/31/2008.........  $11.68066    $ 7.09254        1,439
    01/01/2009 to 12/31/2009.........  $ 7.09254    $ 9.66687       28,148
    01/01/2010 to 12/31/2010.........  $ 9.66687    $11.72633       16,543
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99963    $10.19448            0
    01/01/2007 to 12/31/2007.........  $10.19448    $10.49408            0
    01/01/2008 to 12/31/2008.........  $10.49408    $10.55683       94,326
    01/01/2009 to 12/31/2009.........  $10.55683    $10.38554       54,281
    01/01/2010 to 12/31/2010.........  $10.38554    $10.19444       18,279
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.67846    $11.80784            0
    01/01/2007 to 12/31/2007.........  $11.80784    $11.95373            0
    01/01/2008 to 12/31/2008.........  $11.95373    $ 6.77336        2,956
    01/01/2009 to 12/31/2009.........  $ 6.77336    $ 9.34880       17,896
    01/01/2010 to 12/31/2010.........  $ 9.34880    $11.32466       14,503
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.38451    $12.66399            0
    01/01/2007 to 12/31/2007.........  $12.66399    $15.18589            0
    01/01/2008 to 12/31/2008.........  $15.18589    $ 8.46708       14,630
    01/01/2009 to 12/31/2009.........  $ 8.46708    $10.78443       42,729
    01/01/2010 to 12/31/2010.........  $10.78443    $13.61848       28,666

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.52092    $10.88374            0
    01/01/2007 to 12/31/2007.........  $10.88374    $12.67848            0
    01/01/2008 to 12/31/2008.........  $12.67848    $ 7.14915        4,676
    01/01/2009 to 12/31/2009.........  $ 7.14915    $ 8.59892       16,244
    01/01/2010 to 12/31/2010.........  $ 8.59892    $10.14886       12,972
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10120    $ 5.56843        1,933
    01/01/2009 to 12/31/2009.........  $ 5.56843    $ 9.09942       16,312
    01/01/2010 to 12/31/2010.........  $ 9.09942    $10.91854        5,348
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04974    $10.22695            0
    01/01/2007 to 12/31/2007.........  $10.22695    $10.71750            0
    01/01/2008 to 12/31/2008.........  $10.71750    $10.63495       19,268
    01/01/2009 to 12/31/2009.........  $10.63495    $11.50428       41,221
    01/01/2010 to 12/31/2010.........  $11.50428    $11.72999       18,507
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97111    $10.28859            0
    01/01/2007 to 12/31/2007.........  $10.28859    $10.93452            0
    01/01/2008 to 12/31/2008.........  $10.93452    $10.48811       31,330
    01/01/2009 to 12/31/2009.........  $10.48811    $11.99359       31,097
    01/01/2010 to 12/31/2010.........  $11.99359    $12.67844       20,172
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.20074    $10.63282       33,620
    01/01/2007 to 12/31/2007.........  $10.63282    $11.34340      192,633
    01/01/2008 to 12/31/2008.........  $11.34340    $ 8.96271      449,801
    01/01/2009 to 12/31/2009.........  $ 8.96271    $10.55805      571,094
    01/01/2010 to 12/31/2010.........  $10.55805    $11.45661      532,128
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.65212    $11.47106            0
    01/01/2007 to 12/31/2007.........  $11.47106    $11.49052            0
    01/01/2008 to 12/31/2008.........  $11.49052    $ 6.91030        5,311
    01/01/2009 to 12/31/2009.........  $ 6.91030    $ 8.26135       10,516
    01/01/2010 to 12/31/2010.........  $ 8.26135    $ 9.32751        4,285
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.48067    $11.08163            0
    01/01/2007 to 12/31/2007.........  $11.08163    $11.84385       10,279
    01/01/2008 to 12/31/2008.........  $11.84385    $ 8.11373       62,844
    01/01/2009 to 12/31/2009.........  $ 8.11373    $10.14527       69,894
    01/01/2010 to 12/31/2010.........  $10.14527    $11.13210       55,900
 AST SMALL-CAP GROWTH PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    05/01/2006* to 12/31/2006........  $ 9.90494    $ 9.89897            0
    01/01/2007 to 12/31/2007.........  $ 9.89897    $10.40798            0
    01/01/2008 to 12/31/2008.........  $10.40798    $ 6.63894        2,891
    01/01/2009 to 12/31/2009.........  $ 6.63894    $ 8.72427        7,195
    01/01/2010 to 12/31/2010.........  $ 8.72427    $11.67952        5,573
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.97289    $12.51865            0
    01/01/2007 to 12/31/2007.........  $12.51865    $11.59499            0
    01/01/2008 to 12/31/2008.........  $11.59499    $ 7.99717        1,428
    01/01/2009 to 12/31/2009.........  $ 7.99717    $ 9.96698       49,384
    01/01/2010 to 12/31/2010.........  $ 9.96698    $12.32368       32,174
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.71510    $11.41015            0
    01/01/2007 to 12/31/2007.........  $11.41015    $11.90429      216,312
    01/01/2008 to 12/31/2008.........  $11.90429    $ 8.65127      350,657
    01/01/2009 to 12/31/2009.........  $ 8.65127    $10.53936      325,608
    01/01/2010 to 12/31/2010.........  $10.53936    $11.53594      283,411
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.55493    $ 9.83592            0
    01/01/2007 to 12/31/2007.........  $ 9.83592    $10.58257            0
    01/01/2008 to 12/31/2008.........  $10.58257    $10.13233        6,502
    01/01/2009 to 12/31/2009.........  $10.13233    $11.14805        5,761
    01/01/2010 to 12/31/2010.........  $11.14805    $11.56854        3,971
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93997    $10.45186            0
    01/01/2007 to 12/31/2007.........  $10.45186    $11.10054            0
    01/01/2008 to 12/31/2008.........  $11.10054    $ 6.47415       12,329
    01/01/2009 to 12/31/2009.........  $ 6.47415    $ 9.74439       29,435
    01/01/2010 to 12/31/2010.........  $ 9.74439    $11.07477       16,781
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.77422    $13.32198            0
    01/01/2007 to 12/31/2007.........  $13.32198    $18.36788            0
    01/01/2008 to 12/31/2008.........  $18.36788    $ 9.01490       30,349
    01/01/2009 to 12/31/2009.........  $ 9.01490    $13.21257       89,197
    01/01/2010 to 12/31/2010.........  $13.21257    $15.61837       60,070
 AST VALUE PORTFOLIOFORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.55276    $12.77562            0
    01/01/2007 to 12/31/2007.........  $12.77562    $12.68399            0
    01/01/2008 to 12/31/2008.........  $12.68399    $ 7.80431        2,713
    01/01/2009 to 12/31/2009.........  $ 7.80431    $ 9.05722        4,853
    01/01/2010 to 12/31/2010.........  $ 9.05722    $ 9.99424        4,901

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99845    $ 9.97679            0
    01/01/2008 to 12/31/2008.........  $ 9.97679    $ 9.28052        9,674
    01/01/2009 to 12/31/2009.........  $ 9.28052    $10.16667        2,874
    01/01/2010 to 12/31/2010.........  $10.16667    $10.75520        1,992
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07805    $ 6.63306       45,571
    01/01/2009 to 12/31/2009.........  $ 6.63306    $ 8.46640       95,074
    01/01/2010 to 12/31/2010.........  $ 8.46640    $ 9.15945       88,928



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (1.95%)

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02472    $12.22943       595,052
    01/01/2010 to 12/31/2010.........  $12.22943    $13.43083     1,021,433
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03706    $12.42655       372,398
    01/01/2010 to 12/31/2010.........  $12.42655    $13.85960       564,010
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.06178    $12.77693        28,449
    01/01/2010 to 12/31/2010.........  $12.77693    $14.36696        56,592
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.10014    $12.91774        11,031
    01/01/2010 to 12/31/2010.........  $12.91774    $14.34884        21,374
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.12468    $12.21751        70,714
    01/01/2010 to 12/31/2010.........  $12.21751    $13.52811        82,066
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.07572    $12.47459        30,817
    01/01/2010 to 12/31/2010.........  $12.47459    $13.93020        41,386
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02354    $12.05401     1,006,959
    01/01/2010 to 12/31/2010.........  $12.05401    $13.27946     1,632,326
 AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009.........  $ 9.93825    $ 9.61926             0
    01/01/2010 to 12/31/2010.........  $ 9.61926    $10.43325             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009.........  $ 9.92268    $ 9.68544             0
    01/01/2010 to 12/31/2010.........  $ 9.68544    $10.56279             0
 AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009.........  $ 9.90545    $ 9.58605             0
    01/01/2010 to 12/31/2010.........  $ 9.58605    $10.47099             0
 AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009.........  $ 9.88417    $ 9.26066             0
    01/01/2010 to 12/31/2010.........  $ 9.26066    $10.15943             0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99788    $10.99580             0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03884    $12.32315       913,717
    01/01/2010 to 12/31/2010.........  $12.32315    $13.70422     1,318,792
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.05245    $12.35611       285,213
    01/01/2010 to 12/31/2010.........  $12.35611    $13.85815       433,340
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03990    $11.95029       419,372
    01/01/2010 to 12/31/2010.........  $11.95029    $13.11882       591,941
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.61486    $14.52687        11,348
    01/01/2010 to 12/31/2010.........  $14.52687    $18.33755        14,638
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98067    $12.99734         4,658
    01/01/2010 to 12/31/2010.........  $12.99734    $16.89809         8,552
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02694    $11.98361        71,930
    01/01/2010 to 12/31/2010.........  $11.98361    $13.32052       133,699
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.01321    $12.30994       248,232
    01/01/2010 to 12/31/2010.........  $12.30994    $13.80890       457,611
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98521    $12.16947       658,291

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $12.16947    $14.20708      903,054
 AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.85947    $13.95016        3,523
    01/01/2010 to 12/31/2010.........  $13.95016    $16.44739        6,662
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.04667    $12.85313       15,357
    01/01/2010 to 12/31/2010.........  $12.85313    $13.90429       27,247
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.05971    $13.49906       26,343
    01/01/2010 to 12/31/2010.........  $13.49906    $15.86600       43,391
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.95325    $12.77276       46,093
    01/01/2010 to 12/31/2010.........  $12.77276    $15.88201       53,748
 AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.01714    $12.52966       25,746
    01/01/2010 to 12/31/2010.........  $12.52966    $13.94919       31,564
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.04108    $12.26108      156,056
    01/01/2010 to 12/31/2010.........  $12.26108    $13.68833      290,961
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02472    $11.87199      282,056
    01/01/2010 to 12/31/2010.........  $11.87199    $12.99556      511,352
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.14326    $13.28533        3,647
    01/01/2010 to 12/31/2010.........  $13.28533    $14.92060        7,775
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.11776    $13.11671        8,314
    01/01/2010 to 12/31/2010.........  $13.11671    $14.29181       20,080
 AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98134    $10.85750            0
    01/01/2010 to 12/31/2010.........  $10.85750    $11.80119            4
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.07983    $11.67943      200,326
    01/01/2010 to 12/31/2010.........  $11.67943    $12.29454      198,793

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08380    $10.28698            0
    01/01/2010 to 12/31/2010.........  $10.28698    $11.23222       12,805
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14518    $10.29678        8,334
    01/01/2010 to 12/31/2010.........  $10.29678    $11.48598       21,000
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.12742    $13.60349       62,037
    01/01/2010 to 12/31/2010.........  $13.60349    $14.30022       83,132
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.06270    $12.74667        8,054
    01/01/2010 to 12/31/2010.........  $12.74667    $14.14819       17,023
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03391    $12.09710       25,052
    01/01/2010 to 12/31/2010.........  $12.09710    $13.45763       42,083
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.00733    $12.72864       26,187
    01/01/2010 to 12/31/2010.........  $12.72864    $14.95140       49,095
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.07246    $13.37974       44,276
    01/01/2010 to 12/31/2010.........  $13.37974    $14.70491       51,774
 AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02825    $12.16473       10,629
    01/01/2010 to 12/31/2010.........  $12.16473    $13.45761       15,031
 AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98590    $13.24524       13,122
    01/01/2010 to 12/31/2010.........  $13.24524    $16.05923       20,689
 AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.99969    $ 9.87777       30,575
    01/01/2010 to 12/31/2010.........  $ 9.87777    $ 9.69131       52,108
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.13105    $13.73161       19,970
    01/01/2010 to 12/31/2010.........  $13.73161    $16.62562       25,525
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.97681    $12.37664       23,156
    01/01/2010 to 12/31/2010.........  $12.37664    $15.62143       23,166

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.93464    $12.07932         1,603
    01/01/2010 to 12/31/2010.........  $12.07932    $14.24972         5,500
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.05442    $14.81166        26,588
    01/01/2010 to 12/31/2010.........  $14.81166    $17.76396        52,971
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.99059    $10.49444        38,522
    01/01/2010 to 12/31/2010.........  $10.49444    $10.69508        80,281
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98246    $11.06240       280,956
    01/01/2010 to 12/31/2010.........  $11.06240    $11.68833       491,052
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.02102    $11.61945       846,292
    01/01/2010 to 12/31/2010.........  $11.61945    $12.60207     1,589,753
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.07719    $12.82018         5,784
    01/01/2010 to 12/31/2010.........  $12.82018    $14.46757        17,550
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.08085    $12.39836       328,381
    01/01/2010 to 12/31/2010.........  $12.39836    $13.59785       608,087
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.00835    $13.14833         9,922
    01/01/2010 to 12/31/2010.........  $13.14833    $17.59375        13,981
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.97563    $12.95541         6,006
    01/01/2010 to 12/31/2010.........  $12.95541    $16.01106        10,614
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.03838    $12.15888       368,531
    01/01/2010 to 12/31/2010.........  $12.15888    $13.30202       654,745
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.01739    $11.11682        22,895
    01/01/2010 to 12/31/2010.........  $11.11682    $11.53051        56,304
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98699    $13.17447        66,081

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $13.17447    $14.96577       69,563
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.30108    $13.76951       57,611
    01/01/2010 to 12/31/2010.........  $13.76951    $16.26883       70,128
 AST VALUE PORTFOLIOFORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.09832    $12.77034        7,607
    01/01/2010 to 12/31/2010.........  $12.77034    $14.08474        7,583
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.98914    $10.76877       62,252
    01/01/2010 to 12/31/2010.........  $10.76877    $11.38650      117,168
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009.........  $10.07065    $12.83927      262,871
    01/01/2010 to 12/31/2010.........  $12.83927    $13.88351      456,344



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV AND HD GRO (2.00%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.08486    $ 7.85173     5,156,548
    01/01/2009 to 12/31/2009.........  $ 7.85173    $ 9.57274     5,429,944
    01/01/2010 to 12/31/2010.........  $ 9.57274    $10.50792     5,196,651
 AST ADVANCED STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.91313    $ 7.85527     1,511,014
    01/01/2009 to 12/31/2009.........  $ 7.85527    $ 9.71908     2,166,656
    01/01/2010 to 12/31/2010.........  $ 9.71908    $10.83459     2,247,302
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.04714    $ 6.88390       601,776
    01/01/2009 to 12/31/2009.........  $ 6.88390    $ 8.66769       690,320
    01/01/2010 to 12/31/2010.........  $ 8.66769    $ 9.74160       635,594
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.78554    $ 6.58939       185,271
    01/01/2009 to 12/31/2009.........  $ 6.58939    $ 7.99756       216,991
    01/01/2010 to 12/31/2010.........  $ 7.99756    $ 8.87911       214,785
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.24594    $ 7.05356       228,304
    01/01/2009 to 12/31/2009.........  $ 7.05356    $ 8.24220       395,031
    01/01/2010 to 12/31/2010.........  $ 8.24220    $ 9.12197       368,229
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.71895    $ 7.39638        77,951
    01/01/2009 to 12/31/2009.........  $ 7.39638    $ 8.54022        93,171
    01/01/2010 to 12/31/2010.........  $ 8.54022    $ 9.53202        88,459
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.10090    $ 8.12177     2,749,996

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 8.12177    $ 9.81762     5,945,452
    01/01/2010 to 12/31/2010.........  $ 9.81762    $10.81044     5,652,783
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99891    $ 9.36266             0
    01/01/2010 to 12/31/2010.........  $ 9.36266    $10.14987             0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99838    $12.01642        62,697
    01/01/2009 to 12/31/2009.........  $12.01642    $11.06804        84,267
    01/01/2010 to 12/31/2010.........  $11.06804    $12.06476        34,821
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99838    $12.08513        91,073
    01/01/2009 to 12/31/2009.........  $12.08513    $10.93579        85,471
    01/01/2010 to 12/31/2010.........  $10.93579    $11.93948        65,479
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99891    $ 8.77441         7,864
    01/01/2010 to 12/31/2010.........  $ 8.77441    $ 9.62130        76,880
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99783    $10.99032       105,601
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.17687    $ 7.65036     5,333,371
    01/01/2009 to 12/31/2009.........  $ 7.65036    $ 9.40019     7,061,251
    01/01/2010 to 12/31/2010.........  $ 9.40019    $10.44844     7,048,991
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09919    $ 6.68342       165,849
    01/01/2009 to 12/31/2009.........  $ 6.68342    $ 8.31169       485,836
    01/01/2010 to 12/31/2010.........  $ 8.31169    $ 9.31755       486,292
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08101    $ 7.33101       379,551
    01/01/2009 to 12/31/2009.........  $ 7.33101    $ 8.86828       876,771
    01/01/2010 to 12/31/2010.........  $ 8.86828    $ 9.73060       889,197
 AST COHEN & STEERS REALTY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.64271    $ 8.02896        75,117
    01/01/2009 to 12/31/2009.........  $ 8.02896    $10.38472        87,073
    01/01/2010 to 12/31/2010.........  $10.38472    $13.10236        94,967
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 07/18/2008.........  $ 8.87462    $ 8.66249             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.76805    $ 7.22906        19,587
    01/01/2009 to 12/31/2009.........  $ 7.22906    $ 9.40232        35,432
    01/01/2010 to 12/31/2010.........  $ 9.40232    $12.21815        33,322
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10352    $ 7.49088        11,709
    01/01/2009 to 12/31/2009.........  $ 7.49088    $ 8.90312       114,516
    01/01/2010 to 12/31/2010.........  $ 8.90312    $ 9.89157       116,182
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.71147    $ 7.21381       688,157
    01/01/2009 to 12/31/2009.........  $ 7.21381    $ 8.75917       959,767
    01/01/2010 to 12/31/2010.........  $ 8.75917    $ 9.82091       988,494
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.63940    $ 6.63806     1,046,795
    01/01/2009 to 12/31/2009.........  $ 6.63806    $ 8.19841     1,894,696
    01/01/2010 to 12/31/2010.........  $ 8.19841    $ 9.56644     1,969,413
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99838    $ 7.46235        40,879
    01/01/2009 to 11/13/2009.........  $ 7.46235    $ 8.32337             0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17506    $ 6.10468         4,200
    01/01/2009 to 12/31/2009.........  $ 6.10468    $ 8.08576         8,784
    01/01/2010 to 12/31/2010.........  $ 8.08576    $ 9.52851        10,875
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.55710    $ 7.57143        17,301
    01/01/2009 to 12/31/2009.........  $ 7.57143    $11.08988        49,111
    01/01/2010 to 12/31/2010.........  $11.08988    $11.99104        51,553
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.61423    $ 7.46504        38,476
    01/01/2009 to 12/31/2009.........  $ 7.46504    $11.49714        50,576
    01/01/2010 to 12/31/2010.........  $11.49714    $13.50650        53,437
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03326    $ 7.62852         2,952
    01/01/2009 to 12/31/2009.........  $ 7.62852    $ 9.48684        12,889
    01/01/2010 to 12/31/2010.........  $ 9.48684    $11.79052        51,389
 AST HIGH YIELD PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.57333    $ 7.80022        25,367

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.80022    $10.36610        46,663
    01/01/2010 to 12/31/2010.........  $10.36610    $11.53495        41,207
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11170    $ 7.12455        39,125
    01/01/2009 to 12/31/2009.........  $ 7.12455    $ 8.84741       128,171
    01/01/2010 to 12/31/2010.........  $ 8.84741    $ 9.87243       141,753
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08919    $ 7.59959       116,091
    01/01/2009 to 12/31/2009.........  $ 7.59959    $ 9.19270       375,735
    01/01/2010 to 12/31/2010.........  $ 9.19270    $10.05774       363,119
 AST INTERNATIONAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.00970    $ 6.02671       133,364
    01/01/2009 to 12/31/2009.........  $ 6.02671    $ 7.99362       156,357
    01/01/2010 to 12/31/2010.........  $ 7.99362    $ 8.97315       142,792
 AST INTERNATIONAL VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.18168    $ 6.87641        99,523
    01/01/2009 to 12/31/2009.........  $ 6.87641    $ 8.79761        94,195
    01/01/2010 to 12/31/2010.........  $ 8.79761    $ 9.58113        88,078
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99838    $10.70083     4,682,502
    01/01/2009 to 12/31/2009.........  $10.70083    $11.67692     2,124,345
    01/01/2010 to 12/31/2010.........  $11.67692    $12.68549     1,168,165
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.81189    $ 9.31756       386,053
    01/01/2009 to 12/31/2009.........  $ 9.31756    $11.14647       582,874
    01/01/2010 to 12/31/2010.........  $11.14647    $11.72786       603,595
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08376    $10.28632         1,364
    01/01/2010 to 12/31/2010.........  $10.28632    $11.22592           874
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14514    $10.29615             0
    01/01/2010 to 12/31/2010.........  $10.29615    $11.47968         3,609
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.46030    $ 7.88578       116,313
    01/01/2009 to 12/31/2009.........  $ 7.88578    $10.50517       143,651
    01/01/2010 to 12/31/2010.........  $10.50517    $11.03780       129,026

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.99817    $ 6.66999       71,598
    01/01/2009 to 12/31/2009.........  $ 6.66999    $ 7.81007       69,788
    01/01/2010 to 12/31/2010.........  $ 7.81007    $ 8.66458       56,880
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.86211    $ 8.35835       89,519
    01/01/2009 to 12/31/2009.........  $ 8.35835    $11.03009       94,110
    01/01/2010 to 12/31/2010.........  $11.03009    $12.26448       87,418
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.58726    $ 7.11622      179,095
    01/01/2009 to 12/31/2009.........  $ 7.11622    $ 9.05285      209,647
    01/01/2010 to 12/31/2010.........  $ 9.05285    $10.62849      194,264
 AST MFS GLOBAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.46101    $ 8.83785       67,057
    01/01/2009 to 12/31/2009.........  $ 8.83785    $11.39455       69,641
    01/01/2010 to 12/31/2010.........  $11.39455    $12.51694       66,775
 AST MFS GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.89492    $ 8.12919       47,298
    01/01/2009 to 12/31/2009.........  $ 8.12919    $ 9.90685       49,466
    01/01/2010 to 12/31/2010.........  $ 9.90685    $10.95423       54,189
 AST MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.78213    $ 7.06599       20,070
    01/01/2009 to 12/31/2009.........  $ 7.06599    $ 9.62124       20,667
    01/01/2010 to 12/31/2010.........  $ 9.62124    $11.65953       22,107
 AST MONEY MARKET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.49553    $10.52918      273,830
    01/01/2009 to 12/31/2009.........  $10.52918    $10.34785      586,507
    01/01/2010 to 12/31/2010.........  $10.34785    $10.14728      315,255
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.80986    $ 6.74815       54,087
    01/01/2009 to 12/31/2009.........  $ 6.74815    $ 9.30482       64,787
    01/01/2010 to 12/31/2010.........  $ 9.30482    $11.26042       54,472
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $13.36122    $ 8.43558      120,168
    01/01/2009 to 12/31/2009.........  $ 8.43558    $10.73369      134,535
    01/01/2010 to 12/31/2010.........  $10.73369    $13.54107      171,807
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.97553    $ 7.12239       25,973
    01/01/2009 to 12/31/2009.........  $ 7.12239    $ 8.55827       34,175

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.55827    $10.09108        32,545
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10112    $ 5.56591        19,671
    01/01/2009 to 12/31/2009.........  $ 5.56591    $ 9.08638       170,536
    01/01/2010 to 12/31/2010.........  $ 9.08638    $10.89213       190,362
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.98242    $10.59575       102,544
    01/01/2009 to 12/31/2009.........  $10.59575    $11.45066       146,216
    01/01/2010 to 12/31/2010.........  $11.45066    $11.66376       163,847
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.19729    $10.46055       275,747
    01/01/2009 to 12/31/2009.........  $10.46055    $11.95037       589,127
    01/01/2010 to 12/31/2010.........  $11.95037    $12.62027       690,427
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.07266    $ 8.93562     1,347,367
    01/01/2009 to 12/31/2009.........  $ 8.93562    $10.51580     3,387,171
    01/01/2010 to 12/31/2010.........  $10.51580    $11.39953     3,342,275
 AST QMA US EQUITY ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.53943    $ 6.88447        38,550
    01/01/2009 to 12/31/2009.........  $ 6.88447    $ 8.22238        47,462
    01/01/2010 to 12/31/2010.........  $ 8.22238    $ 9.27431        44,819
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.15437    $ 8.08343       191,148
    01/01/2009 to 12/31/2009.........  $ 8.08343    $10.09749       362,933
    01/01/2010 to 12/31/2010.........  $10.09749    $11.06899       463,819
 AST SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.31536    $ 6.62159        11,829
    01/01/2009 to 12/31/2009.........  $ 6.62159    $ 8.69297        21,177
    01/01/2010 to 12/31/2010.........  $ 8.69297    $11.62640        12,981
 AST SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.76005    $ 7.96731        96,050
    01/01/2009 to 12/31/2009.........  $ 7.96731    $ 9.92002       100,896
    01/01/2010 to 12/31/2010.........  $ 9.92002    $12.25369        88,868
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.31498    $ 8.61898     1,103,798
    01/01/2009 to 12/31/2009.........  $ 8.61898    $10.48975     1,351,433
    01/01/2010 to 12/31/2010.........  $10.48975    $11.47036     1,375,810
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/28/2008 to 12/31/2008.........  $10.80186    $10.09452        53,563
    01/01/2009 to 12/31/2009.........  $10.09452    $11.09557        67,136
    01/01/2010 to 12/31/2010.........  $11.09557    $11.50292        60,985
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.88726    $ 6.45716        85,741
    01/01/2009 to 12/31/2009.........  $ 6.45716    $ 9.70941       152,809
    01/01/2010 to 12/31/2010.........  $ 9.70941    $11.02414       123,355
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $16.49090    $ 8.98133        36,153
    01/01/2009 to 12/31/2009.........  $ 8.98133    $13.15053        51,255
    01/01/2010 to 12/31/2010.........  $13.15053    $15.52981        52,620
 AST VALUE PORTFOLIOFORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.82539    $ 7.77505       155,958
    01/01/2009 to 12/31/2009.........  $ 7.77505    $ 9.01434       156,120
    01/01/2010 to 12/31/2010.........  $ 9.01434    $ 9.93724       144,108
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.22951    $ 9.27033        23,162
    01/01/2009 to 12/31/2009.........  $ 9.27033    $10.14552       108,478
    01/01/2010 to 12/31/2010.........  $10.14552    $10.72220       115,585
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07802    $ 6.62871       307,539
    01/01/2009 to 12/31/2009.........  $ 6.62871    $ 8.45254       930,415
    01/01/2010 to 12/31/2010.........  $ 8.45254    $ 9.13538     1,007,771



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

   ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT, AND COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
 (2.25%) OR LIFETIME FIVE INCOME BENEFIT AND HIGHEST DAILY VALUE DEATH BENEFIT
                 (2.25%) OR HD GRO 60 BPS AND COMBO DB (2.25%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.38461    $10.94529     5,532,354
    01/01/2007 to 12/31/2007.........  $10.94529    $11.68877     9,731,970
    01/01/2008 to 12/31/2008.........  $11.68877    $ 7.79271     8,220,827
    01/01/2009 to 12/31/2009.........  $ 7.79271    $ 9.47766     7,744,445
    01/01/2010 to 12/31/2010.........  $ 9.47766    $10.37822     7,544,568
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14215    $10.61267       873,210
    01/01/2007 to 12/31/2007.........  $10.61267    $11.36459     2,362,014
    01/01/2008 to 12/31/2008.........  $11.36459    $ 7.80171     2,319,713
    01/01/2009 to 12/31/2009.........  $ 7.80171    $ 9.62915     2,200,107
    01/01/2010 to 12/31/2010.........  $ 9.62915    $10.70809     2,131,338
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62249    $11.30662             0
    01/01/2007 to 12/31/2007.........  $11.30662    $12.11353             0
    01/01/2008 to 12/31/2008.........  $12.11353    $ 6.83224             0
    01/01/2009 to 12/31/2009.........  $ 6.83224    $ 8.58160             0
    01/01/2010 to 12/31/2010.........  $ 8.58160    $ 9.62121             0
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.98800    $12.18054             0
    01/01/2007 to 12/31/2007.........  $12.18054    $11.48624             0
    01/01/2008 to 12/31/2008.........  $11.48624    $ 6.52810             0
    01/01/2009 to 12/31/2009.........  $ 6.52810    $ 7.90362             0
    01/01/2010 to 12/31/2010.........  $ 7.90362    $ 8.75354             0
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.61651    $11.71945             0
    01/01/2007 to 12/31/2007.........  $11.71945    $12.04791             0
    01/01/2008 to 12/31/2008.........  $12.04791    $ 6.98810             0
    01/01/2009 to 12/31/2009.........  $ 6.98810    $ 8.14575             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.14575    $ 8.99314              0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.68420    $11.75492              0
    01/01/2007 to 12/31/2007.........  $11.75492    $11.48262              0
    01/01/2008 to 12/31/2008.........  $11.48262    $ 7.32789              0
    01/01/2009 to 12/31/2009.........  $ 7.32789    $ 8.44044              0
    01/01/2010 to 12/31/2010.........  $ 8.44044    $ 9.39776              0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.33511    $10.83790      1,470,871
    01/01/2007 to 12/31/2007.........  $10.83790    $11.56011      2,588,286
    01/01/2008 to 12/31/2008.........  $11.56011    $ 8.06061      3,781,063
    01/01/2009 to 12/31/2009.........  $ 8.06061    $ 9.71989      5,689,327
    01/01/2010 to 12/31/2010.........  $ 9.71989    $10.67667      5,049,654
 AST BOND PORTFOLIO 2016
    05/01/2009* to 12/31/2009........  $ 9.93817    $ 9.60041              0
    01/01/2010 to 12/31/2010.........  $ 9.60041    $10.38216              0
 AST BOND PORTFOLIO 2018
    05/01/2009* to 12/31/2009........  $ 9.92260    $ 9.66626              0
    01/01/2010 to 12/31/2010.........  $ 9.66626    $10.51104              0
 AST BOND PORTFOLIO 2019
    05/01/2009* to 12/31/2009........  $ 9.90537    $ 9.56715              0
    01/01/2010 to 12/31/2010.........  $ 9.56715    $10.41967              0
 AST BOND PORTFOLIO 2020
    05/01/2009* to 12/31/2009........  $ 9.88409    $ 9.24236              0
    01/01/2010 to 12/31/2010.........  $ 9.24236    $10.10963            676
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99756    $10.96344              0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.50360    $11.12115      6,561,306
    01/01/2007 to 12/31/2007.........  $11.12115    $11.93342     12,935,579
    01/01/2008 to 12/31/2008.........  $11.93342    $ 7.59294     11,371,205
    01/01/2009 to 12/31/2009.........  $ 7.59294    $ 9.30688     10,717,473
    01/01/2010 to 12/31/2010.........  $ 9.30688    $10.31961     10,433,364
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09912    $ 6.67246         28,640
    01/01/2009 to 12/31/2009.........  $ 6.67246    $ 8.27770         58,285
    01/01/2010 to 12/31/2010.........  $ 8.27770    $ 9.25676         76,010
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    05/01/2008* to 12/31/2008........  $10.08094    $ 7.31895        39,416
    01/01/2009 to 12/31/2009.........  $ 7.31895    $ 8.83205        63,218
    01/01/2010 to 12/31/2010.........  $ 8.83205    $ 9.66727        88,601
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.09878    $15.99622             0
    01/01/2007 to 12/31/2007.........  $15.99622    $12.52355             0
    01/01/2008 to 12/31/2008.........  $12.52355    $ 7.95449             0
    01/01/2009 to 12/31/2009.........  $ 7.95449    $10.26325             0
    01/01/2010 to 12/31/2010.........  $10.26325    $12.91748             0
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.20903    $11.69708             0
    01/01/2007 to 12/31/2007.........  $11.69708    $ 9.40579             0
    01/01/2008 to 07/18/2008.........  $ 9.40579    $ 8.59151             0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.14965    $12.04505             0
    01/01/2007 to 12/31/2007.........  $12.04505    $13.09925             0
    01/01/2008 to 12/31/2008.........  $13.09925    $ 7.16200             0
    01/01/2009 to 12/31/2009.........  $ 7.16200    $ 9.29215             0
    01/01/2010 to 12/31/2010.........  $ 9.29215    $12.04549             0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10345    $ 7.47852        23,411
    01/01/2009 to 12/31/2009.........  $ 7.47852    $ 8.86670        25,943
    01/01/2010 to 12/31/2010.........  $ 8.86670    $ 9.82698        44,009
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04243    $10.53407       617,809
    01/01/2007 to 12/31/2007.........  $10.53407    $11.18251     1,767,825
    01/01/2008 to 12/31/2008.........  $11.18251    $ 7.16462     1,552,160
    01/01/2009 to 12/31/2009.........  $ 7.16462    $ 8.67826     1,491,611
    01/01/2010 to 12/31/2010.........  $ 8.67826    $ 9.70641     1,465,024
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16209    $10.43578       731,245
    01/01/2007 to 12/31/2007.........  $10.43578    $11.37013     2,525,442
    01/01/2008 to 12/31/2008.........  $11.37013    $ 6.59282     2,355,256
    01/01/2009 to 12/31/2009.........  $ 6.59282    $ 8.12252     2,340,434
    01/01/2010 to 12/31/2010.........  $ 8.12252    $ 9.45472     2,557,617
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99818    $ 7.45402        13,425
    01/01/2009 to 11/13/2009.........  $ 7.45402    $ 8.29630             0
 AST GLOBAL REAL ESTATE PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    07/21/2008* to 12/31/2008........  $10.17485    $ 6.09790            0
    01/01/2009 to 12/31/2009.........  $ 6.09790    $ 8.05684            0
    01/01/2010 to 12/31/2010.........  $ 8.05684    $ 9.47128            0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.20329    $11.51996            0
    01/01/2007 to 12/31/2007.........  $11.51996    $12.84145            0
    01/01/2008 to 12/31/2008.........  $12.84145    $ 7.50118            0
    01/01/2009 to 12/31/2009.........  $ 7.50118    $10.96011            0
    01/01/2010 to 12/31/2010.........  $10.96011    $11.82166            0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.08434    $10.94421            0
    01/01/2007 to 12/31/2007.........  $10.94421    $12.77287            0
    01/01/2008 to 12/31/2008.........  $12.77287    $ 7.39570            0
    01/01/2009 to 12/31/2009.........  $ 7.39570    $11.36264            0
    01/01/2010 to 12/31/2010.........  $11.36264    $13.31590            0
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03306    $ 7.61998            0
    01/01/2009 to 12/31/2009.........  $ 7.61998    $ 9.45304            0
    01/01/2010 to 12/31/2010.........  $ 9.45304    $11.71980            0
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.05733    $10.59002            0
    01/01/2007 to 12/31/2007.........  $10.59002    $10.61268            0
    01/01/2008 to 12/31/2008.........  $10.61268    $ 7.72782            0
    01/01/2009 to 12/31/2009.........  $ 7.72782    $10.24484            0
    01/01/2010 to 12/31/2010.........  $10.24484    $11.37212            0
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11164    $ 7.11287       42,503
    01/01/2009 to 12/31/2009.........  $ 7.11287    $ 8.81140       39,452
    01/01/2010 to 12/31/2010.........  $ 8.81140    $ 9.80827       37,937
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08912    $ 7.58716       49,807
    01/01/2009 to 12/31/2009.........  $ 7.58716    $ 9.15528       81,519
    01/01/2010 to 12/31/2010.........  $ 9.15528    $ 9.99239       89,731
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99169    $10.56677            0
    01/01/2007 to 12/31/2007.........  $10.56677    $12.30178            0
    01/01/2008 to 12/31/2008.........  $12.30178    $ 5.98731            0
    01/01/2009 to 12/31/2009.........  $ 5.98731    $ 7.92187            0
    01/01/2010 to 12/31/2010.........  $ 7.92187    $ 8.87097            0
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00984    $10.82889            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2007 to 12/31/2007.........  $10.82889    $12.47484            0
    01/01/2008 to 12/31/2008.........  $12.47484    $ 6.83160            0
    01/01/2009 to 12/31/2009.........  $ 6.83160    $ 8.71894            0
    01/01/2010 to 12/31/2010.........  $ 8.71894    $ 9.47217            0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.90941    $11.49327            0
    01/01/2007 to 12/31/2007.........  $11.49327    $11.45739      301,914
    01/01/2008 to 12/31/2008.........  $11.45739    $ 9.23119      349,586
    01/01/2009 to 12/31/2009.........  $ 9.23119    $11.01602      377,710
    01/01/2010 to 12/31/2010.........  $11.01602    $11.56220      376,904
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08356    $10.28302            0
    01/01/2010 to 12/31/2010.........  $10.28302    $11.19487            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14494    $10.29281            0
    01/01/2010 to 12/31/2010.........  $10.29281    $11.44781          885
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.07550    $12.73435            0
    01/01/2007 to 12/31/2007.........  $12.73435    $13.62815            0
    01/01/2008 to 12/31/2008.........  $13.62815    $ 7.81267            0
    01/01/2009 to 12/31/2009.........  $ 7.81267    $10.38229            0
    01/01/2010 to 12/31/2010.........  $10.38229    $10.88206            0
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.04913    $12.17354            0
    01/01/2007 to 12/31/2007.........  $12.17354    $11.54866            0
    01/01/2008 to 12/31/2008.........  $11.54866    $ 6.60817            0
    01/01/2009 to 12/31/2009.........  $ 6.60817    $ 7.71877            0
    01/01/2010 to 12/31/2010.........  $ 7.71877    $ 8.54237            0
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.18232    $10.63464            0
    01/01/2007 to 12/31/2007.........  $10.63464    $11.03240            0
    01/01/2008 to 12/31/2008.........  $11.03240    $ 8.28063            0
    01/01/2009 to 12/31/2009.........  $ 8.28063    $10.90085            0
    01/01/2010 to 12/31/2010.........  $10.90085    $12.09106            0
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.12177    $11.38185            0
    01/01/2007 to 12/31/2007.........  $11.38185    $12.79579            0
    01/01/2008 to 12/31/2008.........  $12.79579    $ 7.05018            0
    01/01/2009 to 12/31/2009.........  $ 7.05018    $ 8.94686            0
    01/01/2010 to 12/31/2010.........  $ 8.94686    $10.47834            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.41248    $12.67817         0
    01/01/2007 to 12/31/2007.........  $12.67817    $13.56337         0
    01/01/2008 to 12/31/2008.........  $13.56337    $ 8.75586         0
    01/01/2009 to 12/31/2009.........  $ 8.75586    $11.26126         0
    01/01/2010 to 12/31/2010.........  $11.26126    $12.34035         0
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.02534    $11.48567         0
    01/01/2007 to 12/31/2007.........  $11.48567    $12.92858         0
    01/01/2008 to 12/31/2008.........  $12.92858    $ 8.05364         0
    01/01/2009 to 12/31/2009.........  $ 8.05364    $ 9.79086         0
    01/01/2010 to 12/31/2010.........  $ 9.79086    $10.79966         0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.02794    $11.51347         0
    01/01/2007 to 12/31/2007.........  $11.51347    $11.56862         0
    01/01/2008 to 12/31/2008.........  $11.56862    $ 7.00032         0
    01/01/2009 to 12/31/2009.........  $ 7.00032    $ 9.50836         0
    01/01/2010 to 12/31/2010.........  $ 9.50836    $11.49463         0
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99935    $10.17121         0
    01/01/2007 to 12/31/2007.........  $10.17121    $10.43398         0
    01/01/2008 to 12/31/2008.........  $10.43398    $10.46036         0
    01/01/2009 to 12/31/2009.........  $10.46036    $10.25552         0
    01/01/2010 to 12/31/2010.........  $10.25552    $10.03229         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.63310    $11.73524         0
    01/01/2007 to 12/31/2007.........  $11.73524    $11.83935         0
    01/01/2008 to 12/31/2008.........  $11.83935    $ 6.68549         0
    01/01/2009 to 12/31/2009.........  $ 6.68549    $ 9.19594         0
    01/01/2010 to 12/31/2010.........  $ 9.19594    $11.10141         0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.33643    $12.58620         0
    01/01/2007 to 12/31/2007.........  $12.58620    $15.04070         0
    01/01/2008 to 12/31/2008.........  $15.04070    $ 8.35729         0
    01/01/2009 to 12/31/2009.........  $ 8.35729    $10.60820         0
    01/01/2010 to 12/31/2010.........  $10.60820    $13.35009         0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.47605    $10.81666         0
    01/01/2007 to 12/31/2007.........  $10.81666    $12.55697         0
    01/01/2008 to 12/31/2008.........  $12.55697    $ 7.05627         0
    01/01/2009 to 12/31/2009.........  $ 7.05627    $ 8.45808         0
    01/01/2010 to 12/31/2010.........  $ 8.45808    $ 9.94865         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10092    $ 5.55970             0
    01/01/2009 to 12/31/2009.........  $ 5.55970    $ 9.05407             0
    01/01/2010 to 12/31/2010.........  $ 9.05407    $10.82692             0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.01081    $10.16415             0
    01/01/2007 to 12/31/2007.........  $10.16415    $10.61523             0
    01/01/2008 to 12/31/2008.........  $10.61523    $10.49732             0
    01/01/2009 to 12/31/2009.........  $10.49732    $11.31653             0
    01/01/2010 to 12/31/2010.........  $11.31653    $11.49897             0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97082    $10.26474             0
    01/01/2007 to 12/31/2007.........  $10.26474    $10.87171             0
    01/01/2008 to 12/31/2008.........  $10.87171    $10.39223             0
    01/01/2009 to 12/31/2009.........  $10.39223    $11.84329         1,354
    01/01/2010 to 12/31/2010.........  $11.84329    $12.47663         1,353
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.18649    $10.59390       497,956
    01/01/2007 to 12/31/2007.........  $10.59390    $11.26294     1,319,704
    01/01/2008 to 12/31/2008.........  $11.26294    $ 8.86866     1,865,612
    01/01/2009 to 12/31/2009.........  $ 8.86866    $10.41144     3,275,055
    01/01/2010 to 12/31/2010.........  $10.41144    $11.25882     2,956,420
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.61055    $11.40033             0
    01/01/2007 to 12/31/2007.........  $11.40033    $11.38033             0
    01/01/2008 to 12/31/2008.........  $11.38033    $ 6.82050             0
    01/01/2009 to 12/31/2009.........  $ 6.82050    $ 8.12604             0
    01/01/2010 to 12/31/2010.........  $ 8.12604    $ 9.14329             0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.43974    $11.01325             0
    01/01/2007 to 12/31/2007.........  $11.01325    $11.73026        99,324
    01/01/2008 to 12/31/2008.........  $11.73026    $ 8.00838        94,965
    01/01/2009 to 12/31/2009.........  $ 8.00838    $ 9.97919       203,554
    01/01/2010 to 12/31/2010.........  $ 9.97919    $10.91252       281,952
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90465    $ 9.87625             0
    01/01/2007 to 12/31/2007.........  $ 9.87625    $10.34839             0
    01/01/2008 to 12/31/2008.........  $10.34839    $ 6.57832             0
    01/01/2009 to 12/31/2009.........  $ 6.57832    $ 8.61513             0
    01/01/2010 to 12/31/2010.........  $ 8.61513    $11.49409             0
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.92633    $12.44163             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING  AT END OF   OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD      PERIOD    END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2007 to 12/31/2007.........  $12.44163    $11.48395             0
    01/01/2008 to 12/31/2008.........  $11.48395    $ 7.89338             0
    01/01/2009 to 12/31/2009.........  $ 7.89338    $ 9.80392             0
    01/01/2010 to 12/31/2010.........  $ 9.80392    $12.08066             0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.67335    $11.33991        13,042
    01/01/2007 to 12/31/2007.........  $11.33991    $11.79020     1,168,970
    01/01/2008 to 12/31/2008.........  $11.79020    $ 8.53907       854,993
    01/01/2009 to 12/31/2009.........  $ 8.53907    $10.36705       868,302
    01/01/2010 to 12/31/2010.........  $10.36705    $11.30851       861,448
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.51777    $ 9.77542             0
    01/01/2007 to 12/31/2007.........  $ 9.77542    $10.48123             0
    01/01/2008 to 12/31/2008.........  $10.48123    $10.00096             0
    01/01/2009 to 12/31/2009.........  $10.00096    $10.96586             0
    01/01/2010 to 12/31/2010.........  $10.96586    $11.34046             0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93969    $10.42785             0
    01/01/2007 to 12/31/2007.........  $10.42785    $11.03694             0
    01/01/2008 to 12/31/2008.........  $11.03694    $ 6.41495             0
    01/01/2009 to 12/31/2009.........  $ 6.41495    $ 9.62234             0
    01/01/2010 to 12/31/2010.........  $ 9.62234    $10.89854             0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.72060    $13.23998             0
    01/01/2007 to 12/31/2007.........  $13.23998    $18.19215             0
    01/01/2008 to 12/31/2008.........  $18.19215    $ 8.89797             0
    01/01/2009 to 12/31/2009.........  $ 8.89797    $12.99675             0
    01/01/2010 to 12/31/2010.........  $12.99675    $15.31064             0
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.50768    $12.69696             0
    01/01/2007 to 12/31/2007.........  $12.69696    $12.56242             0
    01/01/2008 to 12/31/2008.........  $12.56242    $ 7.70297             0
    01/01/2009 to 12/31/2009.........  $ 7.70297    $ 8.90897             0
    01/01/2010 to 12/31/2010.........  $ 8.90897    $ 9.79708             0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99817    $ 9.97260             0
    01/01/2008 to 12/31/2008.........  $ 9.97260    $ 9.24479             0
    01/01/2009 to 12/31/2009.........  $ 9.24479    $10.09286             0
    01/01/2010 to 12/31/2010.........  $10.09286    $10.64051             0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07796    $ 6.61789        61,258

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........   $6.61789     $8.41819      104,719
    01/01/2010 to 12/31/2010.........   $8.41819     $9.07616      130,503



* Denotes the start date of these sub-accounts

                               PREMIER B SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08004    $10.91282      129,445
    01/01/2008 to 12/31/2008.........  $10.91282    $ 7.36563      142,405
    01/01/2009 to 12/31/2009.........  $ 7.36563    $ 9.06905       85,377
    01/01/2010 to 12/31/2010.........  $ 9.06905    $10.05357       99,862
 AST ADVANCED STRATEGIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07305    $10.83452            0
    01/01/2008 to 12/31/2008.........  $10.83452    $ 7.53017            0
    01/01/2009 to 12/31/2009.........  $ 7.53017    $ 9.40896            0
    01/01/2010 to 12/31/2010.........  $ 9.40896    $10.59254            0
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12210    $11.05096        1,576
    01/01/2008 to 12/31/2008.........  $11.05096    $ 6.31035        3,962
    01/01/2009 to 12/31/2009.........  $ 6.31035    $ 8.02421       13,667
    01/01/2010 to 12/31/2010.........  $ 8.02421    $ 9.10752       13,459
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11700    $ 9.82815        5,487
    01/01/2008 to 12/31/2008.........  $ 9.82815    $ 5.65507        5,921
    01/01/2009 to 12/31/2009.........  $ 5.65507    $ 6.93144        5,658
    01/01/2010 to 12/31/2010.........  $ 6.93144    $ 7.77169        5,028
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11632    $10.62005            0
    01/01/2008 to 12/31/2008.........  $10.62005    $ 6.23634            0
    01/01/2009 to 12/31/2009.........  $ 6.23634    $ 7.35950        6,458
    01/01/2010 to 12/31/2010.........  $ 7.35950    $ 8.22556        5,948
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12345    $10.18301            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2008 to 12/31/2008.........  $10.18301    $ 6.57914            0
    01/01/2009 to 12/31/2009.........  $ 6.57914    $ 7.67177        3,699
    01/01/2010 to 12/31/2010.........  $ 7.67177    $ 8.64764        4,096
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07151    $10.86097        3,120
    01/01/2008 to 12/31/2008.........  $10.86097    $ 7.66698      166,425
    01/01/2009 to 12/31/2009.........  $ 7.66698    $ 9.35958      160,708
    01/01/2010 to 12/31/2010.........  $ 9.35958    $10.40804      226,307
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09687    $11.01224       40,327
    01/01/2008 to 12/31/2008.........  $11.01224    $ 7.09376       47,327
    01/01/2009 to 12/31/2009.........  $ 7.09376    $ 8.80257       75,060
    01/01/2010 to 12/31/2010.........  $ 8.80257    $ 9.88109       85,112
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09946    $ 6.72784            0
    01/01/2009 to 12/31/2009.........  $ 6.72784    $ 8.44981            0
    01/01/2010 to 12/31/2010.........  $ 8.44981    $ 9.56609            0
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08128    $ 7.37971            0
    01/01/2009 to 12/31/2009.........  $ 7.37971    $ 9.01552            0
    01/01/2010 to 12/31/2010.........  $ 9.01552    $ 9.99007            0
 AST COHEN & STEERS REALTY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10286    $ 7.81223        2,528
    01/01/2008 to 12/31/2008.........  $ 7.81223    $ 5.02371        2,463
    01/01/2009 to 12/31/2009.........  $ 5.02371    $ 6.56219        2,370
    01/01/2010 to 12/31/2010.........  $ 6.56219    $ 8.36127        3,255
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09789    $ 8.33201            0
    01/01/2008 to 07/18/2008.........  $ 8.33201    $ 7.66199            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10254    $10.91958            0
    01/01/2008 to 12/31/2008.........  $10.91958    $ 6.04442            0
    01/01/2009 to 12/31/2009.........  $ 6.04442    $ 7.93932        3,166
    01/01/2010 to 12/31/2010.........  $ 7.93932    $10.41905        2,949
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10379    $ 7.54057            0
    01/01/2009 to 12/31/2009.........  $ 7.54057    $ 9.05097            0
    01/01/2010 to 12/31/2010.........  $ 9.05097    $10.15522            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07381    $10.77036        7,255
    01/01/2008 to 12/31/2008.........  $10.77036    $ 6.98618       42,388
    01/01/2009 to 12/31/2009.........  $ 6.98618    $ 8.56682       35,985
    01/01/2010 to 12/31/2010.........  $ 8.56682    $ 9.70021       34,782
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10404    $11.19117          469
    01/01/2008 to 12/31/2008.........  $11.19117    $ 6.56949          393
    01/01/2009 to 12/31/2009.........  $ 6.56949    $ 8.19394       29,491
    01/01/2010 to 12/31/2010.........  $ 8.19394    $ 9.65573       34,201
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99918    $ 7.49594        5,059
    01/01/2009 to 11/13/2009.........  $ 7.49594    $ 8.43273            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17586    $ 6.13224            0
    01/01/2009 to 12/31/2009.........  $ 6.13224    $ 8.20276          146
    01/01/2010 to 12/31/2010.........  $ 8.20276    $ 9.76197          137
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09100    $11.53628        4,723
    01/01/2008 to 12/31/2008.........  $11.53628    $ 6.82244        4,600
    01/01/2009 to 12/31/2009.........  $ 6.82244    $10.09167        4,428
    01/01/2010 to 12/31/2010.........  $10.09167    $11.01965        5,277
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09800    $11.48986        1,492
    01/01/2008 to 12/31/2008.........  $11.48986    $ 6.73541            0
    01/01/2009 to 12/31/2009.........  $ 6.73541    $10.47635          231
    01/01/2010 to 12/31/2010.........  $10.47635    $12.42903          782
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03407    $ 7.66279          431
    01/01/2009 to 12/31/2009.........  $ 7.66279    $ 9.62383          517
    01/01/2010 to 12/31/2010.........  $ 9.62383    $12.07909        1,114
 AST HIGH YIELD PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99918    $ 9.96607            0
    01/01/2008 to 12/31/2008.........  $ 9.96607    $ 7.34697            0
    01/01/2009 to 12/31/2009.........  $ 7.34697    $ 9.86035        3,032
    01/01/2010 to 12/31/2010.........  $ 9.86035    $11.08074       18,004
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11197    $ 7.17178            0
    01/01/2009 to 12/31/2009.........  $ 7.17178    $ 8.99427            0
    01/01/2010 to 12/31/2010.........  $ 8.99427    $10.13569            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08946    $ 7.64998          744
    01/01/2009 to 12/31/2009.........  $ 7.64998    $ 9.34543        2,369
    01/01/2010 to 12/31/2010.........  $ 9.34543    $10.32606        7,551
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.15948    $12.05201            0
    01/01/2008 to 12/31/2008.........  $12.05201    $ 5.93863            0
    01/01/2009 to 12/31/2009.........  $ 5.93863    $ 7.95483          448
    01/01/2010 to 12/31/2010.........  $ 7.95483    $ 9.01789          458
 AST INTERNATIONAL VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12617    $11.65068            0
    01/01/2008 to 12/31/2008.........  $11.65068    $ 6.45950            0
    01/01/2009 to 12/31/2009.........  $ 6.45950    $ 8.34615            0
    01/01/2010 to 12/31/2010.........  $ 8.34615    $ 9.17929          607
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08054    $10.17383            0
    01/01/2008 to 12/31/2008.........  $10.17383    $ 8.29858       10,258
    01/01/2009 to 12/31/2009.........  $ 8.29858    $10.02568       41,174
    01/01/2010 to 12/31/2010.........  $10.02568    $10.65289       41,076
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08457    $10.29963            0
    01/01/2010 to 12/31/2010.........  $10.29963    $11.35164            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14595    $10.30944            0
    01/01/2010 to 12/31/2010.........  $10.30944    $11.60815          678
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.14435    $10.97941        2,000
    01/01/2008 to 12/31/2008.........  $10.97941    $ 6.37232        7,415
    01/01/2009 to 12/31/2009.........  $ 6.37232    $ 8.57302       10,158
    01/01/2010 to 12/31/2010.........  $ 8.57302    $ 9.09678       10,379
 AST LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11587    $ 9.84473            0
    01/01/2008 to 12/31/2008.........  $ 9.84473    $ 5.70314            0
    01/01/2009 to 12/31/2009.........  $ 5.70314    $ 6.74404            0
    01/01/2010 to 12/31/2010.........  $ 6.74404    $ 7.55590          197
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.02439    $10.32185            0
    01/01/2008 to 12/31/2008.........  $10.32185    $ 7.84324            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.84324    $10.45274        5,287
    01/01/2010 to 12/31/2010.........  $10.45274    $11.73757        4,794
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.13199    $11.47337        2,345
    01/01/2008 to 12/31/2008.........  $11.47337    $ 6.40005            0
    01/01/2009 to 12/31/2009.........  $ 6.40005    $ 8.22241        6,687
    01/01/2010 to 12/31/2010.........  $ 8.22241    $ 9.74903        6,413
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11667    $10.95164            0
    01/01/2008 to 12/31/2008.........  $10.95164    $ 7.15759        1,243
    01/01/2009 to 12/31/2009.........  $ 7.15759    $ 9.31966       15,605
    01/01/2010 to 12/31/2010.........  $ 9.31966    $10.33903       12,339
 AST MFS GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10694    $11.59267            0
    01/01/2008 to 12/31/2008.........  $11.59267    $ 7.31108          440
    01/01/2009 to 12/31/2009.........  $ 7.31108    $ 8.99798        3,010
    01/01/2010 to 12/31/2010.........  $ 8.99798    $10.04775        2,559
 AST MID-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10574    $10.11084            0
    01/01/2008 to 12/31/2008.........  $10.11084    $ 6.19415            0
    01/01/2009 to 12/31/2009.........  $ 6.19415    $ 8.51751            0
    01/01/2010 to 12/31/2010.........  $ 8.51751    $10.42410            0
 AST MONEY MARKET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.00052    $10.29973            0
    01/01/2008 to 12/31/2008.........  $10.29973    $10.45357       10,390
    01/01/2009 to 12/31/2009.........  $10.45357    $10.37528        8,118
    01/01/2010 to 12/31/2010.........  $10.37528    $10.27485       23,603
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.13369    $10.25701        2,202
    01/01/2008 to 12/31/2008.........  $10.25701    $ 5.86395        1,930
    01/01/2009 to 12/31/2009.........  $ 5.86395    $ 8.16575       10,813
    01/01/2010 to 12/31/2010.........  $ 8.16575    $ 9.97960       10,171
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11565    $11.82260            0
    01/01/2008 to 12/31/2008.........  $11.82260    $ 6.65075            0
    01/01/2009 to 12/31/2009.........  $ 6.65075    $ 8.54648            0
    01/01/2010 to 12/31/2010.........  $ 8.54648    $10.88845            0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12073    $11.75209            0
    01/01/2008 to 12/31/2008.........  $11.75209    $ 6.68601            0
    01/01/2009 to 12/31/2009.........  $ 6.68601    $ 8.11354          149

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.11354    $ 9.66127          139
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10192    $ 5.59093            0
    01/01/2009 to 12/31/2009.........  $ 5.59093    $ 9.21761          129
    01/01/2010 to 12/31/2010.........  $ 9.21761    $11.15868          125
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99034    $10.47408        6,233
    01/01/2008 to 12/31/2008.........  $10.47408    $10.48603        6,071
    01/01/2009 to 12/31/2009.........  $10.48603    $11.44430       46,373
    01/01/2010 to 12/31/2010.........  $11.44430    $11.77276       96,945
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99058    $10.56075            0
    01/01/2008 to 12/31/2008.........  $10.56075    $10.21988        1,836
    01/01/2009 to 12/31/2009.........  $10.21988    $11.79093       23,401
    01/01/2010 to 12/31/2010.........  $11.79093    $12.57524       35,839
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.04514    $10.75670            0
    01/01/2008 to 12/31/2008.........  $10.75670    $ 8.57497       34,793
    01/01/2009 to 12/31/2009.........  $ 8.57497    $10.19125       87,454
    01/01/2010 to 12/31/2010.........  $10.19125    $11.15697      108,923
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11188    $10.37151            0
    01/01/2008 to 12/31/2008.........  $10.37151    $ 6.29304            0
    01/01/2009 to 12/31/2009.........  $ 6.29304    $ 7.59041            0
    01/01/2010 to 12/31/2010.........  $ 7.59041    $ 8.64622            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07291    $10.87140        1,400
    01/01/2008 to 12/31/2008.........  $10.87140    $ 7.51399        1,359
    01/01/2009 to 12/31/2009.........  $ 7.51399    $ 9.47895        9,547
    01/01/2010 to 12/31/2010.........  $ 9.47895    $10.49368       18,919
 AST SMALL-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09716    $10.46802            0
    01/01/2008 to 12/31/2008.........  $10.46802    $ 6.73693            0
    01/01/2009 to 12/31/2009.........  $ 6.73693    $ 8.93194            0
    01/01/2010 to 12/31/2010.........  $ 8.93194    $12.06406            0
 AST SMALL-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11095    $ 9.43656        1,552
    01/01/2008 to 12/31/2008.........  $ 9.43656    $ 6.56669            0
    01/01/2009 to 12/31/2009.........  $ 6.56669    $ 8.25723            0
    01/01/2010 to 12/31/2010.........  $ 8.25723    $10.30053            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.06740    $10.57860          492
    01/01/2008 to 12/31/2008.........  $10.57860    $ 7.75653       39,334
    01/01/2009 to 12/31/2009.........  $ 7.75653    $ 9.53361       42,393
    01/01/2010 to 12/31/2010.........  $ 9.53361    $10.52807       33,991
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.98213    $10.73003            0
    01/01/2008 to 12/31/2008.........  $10.73003    $10.36499        3,077
    01/01/2009 to 12/31/2009.........  $10.36499    $11.50569       10,277
    01/01/2010 to 12/31/2010.........  $11.50569    $12.04612       11,386
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08361    $10.93976            0
    01/01/2008 to 12/31/2008.........  $10.93976    $ 6.43744        1,333
    01/01/2009 to 12/31/2009.........  $ 6.43744    $ 9.77555        3,241
    01/01/2010 to 12/31/2010.........  $ 9.77555    $11.20897        3,920
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.17958    $13.94064            0
    01/01/2008 to 12/31/2008.........  $13.94064    $ 6.90317        6,773
    01/01/2009 to 12/31/2009.........  $ 6.90317    $10.20784       15,445
    01/01/2010 to 12/31/2010.........  $10.20784    $12.17409       13,337
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11154    $10.19617        2,976
    01/01/2008 to 12/31/2008.........  $10.19617    $ 6.32963            0
    01/01/2009 to 12/31/2009.........  $ 6.32963    $ 7.41124            0
    01/01/2010 to 12/31/2010.........  $ 7.41124    $ 8.25078            0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99918    $ 9.98774            0
    01/01/2008 to 12/31/2008.........  $ 9.98774    $ 9.37351            0
    01/01/2009 to 12/31/2009.........  $ 9.37351    $10.35999        3,687
    01/01/2010 to 12/31/2010.........  $10.35999    $11.05727        3,593
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07829    $ 6.67267        5,683
    01/01/2009 to 12/31/2009.........  $ 6.67267    $ 8.59292        9,582
    01/01/2010 to 12/31/2010.........  $ 8.59292    $ 9.37902        8,610



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.85%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.10395    $ 7.16664           0
    01/01/2009 to 12/31/2009.........  $ 7.16664    $ 8.75036       6,625
    01/01/2010 to 12/31/2010.........  $ 8.75036    $ 9.61939       6,364
 AST ADVANCED STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08802    $ 7.27132       4,344
    01/01/2009 to 12/31/2009.........  $ 7.27132    $ 9.00981       1,996
    01/01/2010 to 12/31/2010.........  $ 9.00981    $10.05863       2,586
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.14022    $ 6.32737           0
    01/01/2009 to 12/31/2009.........  $ 6.32737    $ 7.97872           0
    01/01/2010 to 12/31/2010.........  $ 7.97872    $ 8.98034           0
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.24283    $ 6.26636           0
    01/01/2009 to 12/31/2009.........  $ 6.26636    $ 7.61660           0
    01/01/2010 to 12/31/2010.........  $ 7.61660    $ 8.46878           0
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.16540    $ 6.38454           0
    01/01/2009 to 12/31/2009.........  $ 6.38454    $ 7.47138           0
    01/01/2010 to 12/31/2010.........  $ 7.47138    $ 8.28096           0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.14765    $ 7.01177           0
    01/01/2009 to 12/31/2009.........  $ 7.01177    $ 8.10814           0
    01/01/2010 to 12/31/2010.........  $ 8.10814    $ 9.06318           0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08599    $ 7.38927           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.38927    $ 8.94528            0
    01/01/2010 to 12/31/2010.........  $ 8.94528    $ 9.86436            0
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99900    $ 9.37653            0
    01/01/2010 to 12/31/2010.........  $ 9.37653    $10.17996            0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99850    $12.03290        6,105
    01/01/2009 to 12/31/2009.........  $12.03290    $11.09949       15,731
    01/01/2010 to 12/31/2010.........  $11.09949    $12.11684        7,728
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99850    $12.10174        8,121
    01/01/2009 to 12/31/2009.........  $12.10174    $10.96689        9,485
    01/01/2010 to 12/31/2010.........  $10.96689    $11.99103       13,335
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99900    $ 8.78733            0
    01/01/2010 to 12/31/2010.........  $ 8.78733    $ 9.64967       16,750
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99799    $11.00652          873
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12055    $ 6.93669            0
    01/01/2009 to 12/31/2009.........  $ 6.93669    $ 8.53583            0
    01/01/2010 to 12/31/2010.........  $ 8.53583    $ 9.50184            0
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09923    $ 6.69002            0
    01/01/2009 to 12/31/2009.........  $ 6.69002    $ 8.33217        3,857
    01/01/2010 to 12/31/2010.........  $ 8.33217    $ 9.35429          940
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08105    $ 7.33826            0
    01/01/2009 to 12/31/2009.........  $ 7.33826    $ 8.89004          845
    01/01/2010 to 12/31/2010.........  $ 8.89004    $ 9.76900          521
 AST COHEN & STEERS REALTY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.37360    $ 6.59689            0
    01/01/2009 to 12/31/2009.........  $ 6.59689    $ 8.54514            0
    01/01/2010 to 12/31/2010.........  $ 8.54514    $10.79717            0
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 07/18/2008.........  $10.26292    $10.02457            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12595    $ 6.22880            0
    01/01/2009 to 12/31/2009.........  $ 6.22880    $ 8.11317            0
    01/01/2010 to 12/31/2010.........  $ 8.11317    $10.55827            0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10356    $ 7.49830            0
    01/01/2009 to 12/31/2009.........  $ 7.49830    $ 8.92512            0
    01/01/2010 to 12/31/2010.........  $ 8.92512    $ 9.93066            0
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.11733    $ 6.82289       11,134
    01/01/2009 to 12/31/2009.........  $ 6.82289    $ 8.29675            0
    01/01/2010 to 12/31/2010.........  $ 8.29675    $ 9.31618            0
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.15532    $ 6.34463        2,639
    01/01/2009 to 12/31/2009.........  $ 6.34463    $ 7.84746        5,700
    01/01/2010 to 12/31/2010.........  $ 7.84746    $ 9.17030        3,053
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99850    $ 7.46733            0
    01/01/2009 to 11/13/2009.........  $ 7.46733    $ 8.33949            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17518    $ 6.10873            0
    01/01/2009 to 12/31/2009.........  $ 6.10873    $ 8.10294            0
    01/01/2010 to 12/31/2010.........  $ 8.10294    $ 9.56280            0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08749    $ 6.61764            0
    01/01/2009 to 12/31/2009.........  $ 6.61764    $ 9.70713            0
    01/01/2010 to 12/31/2010.........  $ 9.70713    $10.51133            0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.19081    $ 6.55906            0
    01/01/2009 to 12/31/2009.........  $ 6.55906    $10.11672            0
    01/01/2010 to 12/31/2010.........  $10.11672    $11.90223            0
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03338    $ 7.63362            0
    01/01/2009 to 12/31/2009.........  $ 7.63362    $ 9.50718            0
    01/01/2010 to 12/31/2010.........  $ 9.50718    $11.83301            0
 AST HIGH YIELD PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.99850    $ 7.38620            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.38620    $ 9.83037           0
    01/01/2010 to 12/31/2010.........  $ 9.83037    $10.95488           0
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11174    $ 7.13162           0
    01/01/2009 to 12/31/2009.........  $ 7.13162    $ 8.86931           0
    01/01/2010 to 12/31/2010.........  $ 8.86931    $ 9.91149           0
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08923    $ 7.60711           0
    01/01/2009 to 12/31/2009.........  $ 7.60711    $ 9.21533       3,344
    01/01/2010 to 12/31/2010.........  $ 9.21533    $10.09734         815
 AST INTERNATIONAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.09763    $ 5.53501           0
    01/01/2009 to 12/31/2009.........  $ 5.53501    $ 7.35213           0
    01/01/2010 to 12/31/2010.........  $ 7.35213    $ 8.26511           0
 AST INTERNATIONAL VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.06506    $ 6.19823           0
    01/01/2009 to 12/31/2009.........  $ 6.19823    $ 7.94167           0
    01/01/2010 to 12/31/2010.........  $ 7.94167    $ 8.66176           0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12771    $ 7.99996       3,983
    01/01/2009 to 12/31/2009.........  $ 7.99996    $ 9.58414       2,410
    01/01/2010 to 12/31/2010.........  $ 9.58414    $10.09878       2,955
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08388    $10.28832           0
    01/01/2010 to 12/31/2010.........  $10.28832    $11.24469           0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14526    $10.29808           0
    01/01/2010 to 12/31/2010.........  $10.29808    $11.49876           0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08289    $ 6.38994           0
    01/01/2009 to 12/31/2009.........  $ 6.38994    $ 8.52506           0
    01/01/2010 to 12/31/2010.........  $ 8.52506    $ 8.97041           0
 AST LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.24634    $ 6.22258           0
    01/01/2009 to 12/31/2009.........  $ 6.22258    $ 7.29691           0
    01/01/2010 to 12/31/2010.........  $ 7.29691    $ 8.10718           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.01615    $ 7.71780           0
    01/01/2009 to 12/31/2009.........  $ 7.71780    $10.19986           0
    01/01/2010 to 12/31/2010.........  $10.19986    $11.35808           0
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.13273    $ 6.23147           0
    01/01/2009 to 12/31/2009.........  $ 6.23147    $ 7.93905           0
    01/01/2010 to 12/31/2010.........  $ 7.93905    $ 9.33451           0
 AST MFS GLOBAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.11068    $ 7.18067           0
    01/01/2009 to 12/31/2009.........  $ 7.18067    $ 9.27153           0
    01/01/2010 to 12/31/2010.........  $ 9.27153    $10.19976           0
 AST MFS GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.13129    $ 6.93335           0
    01/01/2009 to 12/31/2009.........  $ 6.93335    $ 8.46192           0
    01/01/2010 to 12/31/2010.........  $ 8.46192    $ 9.37047           0
 AST MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23659    $ 6.71760           0
    01/01/2009 to 12/31/2009.........  $ 6.71760    $ 9.16033           0
    01/01/2010 to 12/31/2010.........  $ 9.16033    $11.11736           0
 AST MONEY MARKET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.99955    $10.04509           0
    01/01/2009 to 12/31/2009.........  $10.04509    $ 9.88700       3,357
    01/01/2010 to 12/31/2010.........  $ 9.88700    $ 9.70981           0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.18454    $ 6.36646           0
    01/01/2009 to 12/31/2009.........  $ 6.36646    $ 8.79151           0
    01/01/2010 to 12/31/2010.........  $ 8.79151    $10.65479           0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.12579    $ 6.40164           0
    01/01/2009 to 12/31/2009.........  $ 6.40164    $ 8.15779           0
    01/01/2010 to 12/31/2010.........  $ 8.15779    $10.30649           0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.06329    $ 6.53930           0
    01/01/2009 to 12/31/2009.........  $ 6.53930    $ 7.86926           0
    01/01/2010 to 12/31/2010.........  $ 7.86926    $ 9.29221           0
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10124    $ 5.56961           0
    01/01/2009 to 12/31/2009.........  $ 5.56961    $ 9.10580           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 9.10580    $10.93147            0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.00706    $ 9.66787            0
    01/01/2009 to 12/31/2009.........  $ 9.66787    $10.46317        6,916
    01/01/2010 to 12/31/2010.........  $10.46317    $10.67366            0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.01461    $ 9.36846            0
    01/01/2009 to 12/31/2009.........  $ 9.36846    $10.71847        3,706
    01/01/2010 to 12/31/2010.........  $10.71847    $11.33604            0
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.05958    $ 8.12914       12,573
    01/01/2009 to 12/31/2009.........  $ 8.12914    $ 9.58079            0
    01/01/2010 to 12/31/2010.........  $ 9.58079    $10.40137        4,027
 AST QMA US EQUITY ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.17592    $ 6.65612            0
    01/01/2009 to 12/31/2009.........  $ 6.65612    $ 7.96135            0
    01/01/2010 to 12/31/2010.........  $ 7.96135    $ 8.99312            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.08200    $ 7.31629            0
    01/01/2009 to 12/31/2009.........  $ 7.31629    $ 9.15270          563
    01/01/2010 to 12/31/2010.........  $ 9.15270    $10.04800          347
 AST SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.18954    $ 7.25288            0
    01/01/2009 to 12/31/2009.........  $ 7.25288    $ 9.53575            0
    01/01/2010 to 12/31/2010.........  $ 9.53575    $12.77229            0
 AST SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23196    $ 7.58670            0
    01/01/2009 to 12/31/2009.........  $ 7.58670    $ 9.46019            0
    01/01/2010 to 12/31/2010.........  $ 9.46019    $11.70297            0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.09815    $ 7.70256        4,284
    01/01/2009 to 12/31/2009.........  $ 7.70256    $ 9.38822        1,969
    01/01/2010 to 12/31/2010.........  $ 9.38822    $10.28094        2,550
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.03812    $ 9.39367            0
    01/01/2009 to 12/31/2009.........  $ 9.39367    $10.34037            0
    01/01/2010 to 12/31/2010.........  $10.34037    $10.73569            0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/28/2008 to 12/31/2008.........  $10.10447    $ 6.60803           0
    01/01/2009 to 12/31/2009.........  $ 6.60803    $ 9.95094           0
    01/01/2010 to 12/31/2010.........  $ 9.95094    $11.31499           0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.18465    $ 5.55442           0
    01/01/2009 to 12/31/2009.........  $ 5.55442    $ 8.14473           0
    01/01/2010 to 12/31/2010.........  $ 8.14473    $ 9.63249           0
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.20683    $ 6.72004           0
    01/01/2009 to 12/31/2009.........  $ 6.72004    $ 7.80265           0
    01/01/2010 to 12/31/2010.........  $ 7.80265    $ 8.61419           0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.00824    $ 9.08213           0
    01/01/2009 to 12/31/2009.........  $ 9.08213    $ 9.95415           0
    01/01/2010 to 12/31/2010.........  $ 9.95415    $10.53555           0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07806    $ 6.63531       4,577
    01/01/2009 to 12/31/2009.........  $ 6.63531    $ 8.47351       2,103
    01/01/2010 to 12/31/2010.........  $ 8.47351    $ 9.17161       2,724
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08894    $ 7.66234           0
    01/01/2009 to 12/31/2009.........  $ 7.66234    $ 9.14566           0
    01/01/2010 to 12/31/2010.........  $ 9.14566    $10.53862           0
 PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008........  $10.26796    $ 7.03399           0
    01/01/2009 to 12/31/2009.........  $ 7.03399    $ 9.03365           0
    01/01/2010 to 12/31/2010.........  $ 9.03365    $10.76678           0
 PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008........  $10.38565    $ 5.26569           0
    01/01/2009 to 12/31/2009.........  $ 5.26569    $ 5.94603           0
    01/01/2010 to 12/31/2010.........  $ 5.94603    $ 6.47619           0
 PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008........  $10.15187    $ 8.32620           0
    01/01/2009 to 12/31/2009.........  $ 8.32620    $ 9.77371           0
    01/01/2010 to 12/31/2010.........  $ 9.77371    $ 9.86916           0
 PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008........  $10.16538    $ 6.08955           0
    01/01/2009 to 12/31/2009.........  $ 6.08955    $ 7.41970           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 7.41970    $ 9.01509         0
 PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11061    $ 6.70842         0
    01/01/2009 to 12/31/2009.........  $ 6.70842    $ 8.54497         0
    01/01/2010 to 12/31/2010.........  $ 8.54497    $ 9.49588         0
 PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.24139    $ 6.26415         0
    01/01/2009 to 12/31/2009.........  $ 6.26415    $ 7.34766         0
    01/01/2010 to 12/31/2010.........  $ 7.34766    $ 8.14450         0
 PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.07239    $ 6.19227         0
    01/01/2009 to 12/31/2009.........  $ 6.19227    $ 8.40939         0
    01/01/2010 to 12/31/2010.........  $ 8.40939    $10.60304         0
 PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.18836    $ 6.45633         0
    01/01/2009 to 12/31/2009.........  $ 6.45633    $ 8.29598         0
    01/01/2010 to 12/31/2010.........  $ 8.29598    $ 9.81122         0
 PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008........  $10.25887    $ 5.51149         0
    01/01/2009 to 12/31/2009.........  $ 5.51149    $ 6.92096         0
    01/01/2010 to 12/31/2010.........  $ 6.92096    $ 8.47318         0
 PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11351    $ 6.80149         0
    01/01/2009 to 12/31/2009.........  $ 6.80149    $ 8.42557         0
    01/01/2010 to 12/31/2010.........  $ 8.42557    $10.40079         0
 PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.22851    $ 7.17038         0
    01/01/2009 to 12/31/2009.........  $ 7.17038    $ 8.47653         0
    01/01/2010 to 12/31/2010.........  $ 8.47653    $10.16214         0
 PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008........  $10.27808    $ 7.25991         0
    01/01/2009 to 12/31/2009.........  $ 7.25991    $ 7.64985         0
    01/01/2010 to 12/31/2010.........  $ 7.64985    $ 8.68915         0
 PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008........  $10.09854    $ 7.20656         0
    01/01/2009 to 12/31/2009.........  $ 7.20656    $ 7.83528         0
    01/01/2010 to 12/31/2010.........  $ 7.83528    $ 8.15080         0



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT ONLY
           (2.00%) OR HIGHEST DAILY VALUE DEATH BENEFIT ONLY (2.00%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.39507    $10.97421     2,964,674
    01/01/2007 to 12/31/2007.........  $10.97421    $11.74849     4,498,823
    01/01/2008 to 12/31/2008.........  $11.74849    $ 7.85173     5,156,548
    01/01/2009 to 12/31/2009.........  $ 7.85173    $ 9.57274     5,429,944
    01/01/2010 to 12/31/2010.........  $ 9.57274    $10.50792     5,196,651
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14523    $10.63315       261,327
    01/01/2007 to 12/31/2007.........  $10.63315    $11.41460       877,204
    01/01/2008 to 12/31/2008.........  $11.41460    $ 7.85527     1,511,014
    01/01/2009 to 12/31/2009.........  $ 7.85527    $ 9.71908     2,166,656
    01/01/2010 to 12/31/2010.........  $ 9.71908    $10.83459     2,247,302
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.63310    $11.33625       180,371
    01/01/2007 to 12/31/2007.........  $11.33625    $12.17518       521,702
    01/01/2008 to 12/31/2008.........  $12.17518    $ 6.88390       601,776
    01/01/2009 to 12/31/2009.........  $ 6.88390    $ 8.66769       690,320
    01/01/2010 to 12/31/2010.........  $ 8.66769    $ 9.74160       635,594
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.01876    $12.23446        21,928
    01/01/2007 to 12/31/2007.........  $12.23446    $11.56559       234,374
    01/01/2008 to 12/31/2008.........  $11.56559    $ 6.58939       185,271
    01/01/2009 to 12/31/2009.........  $ 6.58939    $ 7.99756       216,991
    01/01/2010 to 12/31/2010.........  $ 7.99756    $ 8.87911       214,785
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.64625    $11.77136         9,710
    01/01/2007 to 12/31/2007.........  $11.77136    $12.13101       238,497
    01/01/2008 to 12/31/2008.........  $12.13101    $ 7.05356       228,304
    01/01/2009 to 12/31/2009.........  $ 7.05356    $ 8.24220       395,031

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.24220    $ 9.12197       368,229
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.71391    $11.80673        17,847
    01/01/2007 to 12/31/2007.........  $11.80673    $11.56160        34,485
    01/01/2008 to 12/31/2008.........  $11.56160    $ 7.39638        77,951
    01/01/2009 to 12/31/2009.........  $ 7.39638    $ 8.54022        93,171
    01/01/2010 to 12/31/2010.........  $ 8.54022    $ 9.53202        88,459
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.34548    $10.86648     1,046,570
    01/01/2007 to 12/31/2007.........  $10.86648    $11.61914     1,857,184
    01/01/2008 to 12/31/2008.........  $11.61914    $ 8.12177     2,749,996
    01/01/2009 to 12/31/2009.........  $ 8.12177    $ 9.81762     5,945,452
    01/01/2010 to 12/31/2010.........  $ 9.81762    $10.81044     5,652,783
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99891    $ 9.36266             0
    01/01/2010 to 12/31/2010.........  $ 9.36266    $10.14987             0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99838    $12.01642        62,697
    01/01/2009 to 12/31/2009.........  $12.01642    $11.06804        84,267
    01/01/2010 to 12/31/2010.........  $11.06804    $12.06476        34,821
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99838    $12.08513        91,073
    01/01/2009 to 12/31/2009.........  $12.08513    $10.93579        85,471
    01/01/2010 to 12/31/2010.........  $10.93579    $11.93948        65,479
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99891    $ 8.77441         7,864
    01/01/2010 to 12/31/2010.........  $ 8.77441    $ 9.62130        76,880
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99783    $10.99032       105,601
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.51414    $11.15035     3,020,338
    01/01/2007 to 12/31/2007.........  $11.15035    $11.99410     4,800,837
    01/01/2008 to 12/31/2008.........  $11.99410    $ 7.65036     5,333,371
    01/01/2009 to 12/31/2009.........  $ 7.65036    $ 9.40019     7,061,251
    01/01/2010 to 12/31/2010.........  $ 9.40019    $10.44844     7,048,991
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09919    $ 6.68342       165,849
    01/01/2009 to 12/31/2009.........  $ 6.68342    $ 8.31169       485,836
    01/01/2010 to 12/31/2010.........  $ 8.31169    $ 9.31755       486,292

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08101    $ 7.33101       379,551
    01/01/2009 to 12/31/2009.........  $ 7.33101    $ 8.86828       876,771
    01/01/2010 to 12/31/2010.........  $ 8.86828    $ 9.73060       889,197
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.13532    $16.06675        14,159
    01/01/2007 to 12/31/2007.........  $16.06675    $12.60975        76,450
    01/01/2008 to 12/31/2008.........  $12.60975    $ 8.02896        75,117
    01/01/2009 to 12/31/2009.........  $ 8.02896    $10.38472        87,073
    01/01/2010 to 12/31/2010.........  $10.38472    $13.10236        94,967
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.24045    $11.74897         6,057
    01/01/2007 to 12/31/2007.........  $11.74897    $ 9.47088        57,788
    01/01/2008 to 07/18/2008.........  $ 9.47088    $ 8.66249             0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.18344    $12.09814         7,642
    01/01/2007 to 12/31/2007.........  $12.09814    $13.18937        21,648
    01/01/2008 to 12/31/2008.........  $13.18937    $ 7.22906        19,587
    01/01/2009 to 12/31/2009.........  $ 7.22906    $ 9.40232        35,432
    01/01/2010 to 12/31/2010.........  $ 9.40232    $12.21815        33,322
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10352    $ 7.49088        11,709
    01/01/2009 to 12/31/2009.........  $ 7.49088    $ 8.90312       114,516
    01/01/2010 to 12/31/2010.........  $ 8.90312    $ 9.89157       116,182
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04545    $10.55436       156,541
    01/01/2007 to 12/31/2007.........  $10.55436    $11.23166       409,967
    01/01/2008 to 12/31/2008.........  $11.23166    $ 7.21381       688,157
    01/01/2009 to 12/31/2009.........  $ 7.21381    $ 8.75917       959,767
    01/01/2010 to 12/31/2010.........  $ 8.75917    $ 9.82091       988,494
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16515    $10.45581       171,825
    01/01/2007 to 12/31/2007.........  $10.45581    $11.42010       733,717
    01/01/2008 to 12/31/2008.........  $11.42010    $ 6.63806     1,046,795
    01/01/2009 to 12/31/2009.........  $ 6.63806    $ 8.19841     1,894,696
    01/01/2010 to 12/31/2010.........  $ 8.19841    $ 9.56644     1,969,413
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99838    $ 7.46235        40,879
    01/01/2009 to 11/13/2009.........  $ 7.46235    $ 8.32337             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17506    $ 6.10468        4,200
    01/01/2009 to 12/31/2009.........  $ 6.10468    $ 8.08576        8,784
    01/01/2010 to 12/31/2010.........  $ 8.08576    $ 9.52851       10,875
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.23457    $11.57079        6,888
    01/01/2007 to 12/31/2007.........  $11.57079    $12.92987       16,007
    01/01/2008 to 12/31/2008.........  $12.92987    $ 7.57143       17,301
    01/01/2009 to 12/31/2009.........  $ 7.57143    $11.08988       49,111
    01/01/2010 to 12/31/2010.........  $11.08988    $11.99104       51,553
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.11533    $10.99262       10,786
    01/01/2007 to 12/31/2007.........  $10.99262    $12.86093       31,283
    01/01/2008 to 12/31/2008.........  $12.86093    $ 7.46504       38,476
    01/01/2009 to 12/31/2009.........  $ 7.46504    $11.49714       50,576
    01/01/2010 to 12/31/2010.........  $11.49714    $13.50650       53,437
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03326    $ 7.62852        2,952
    01/01/2009 to 12/31/2009.........  $ 7.62852    $ 9.48684       12,889
    01/01/2010 to 12/31/2010.........  $ 9.48684    $11.79052       51,389
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.08544    $10.63693       11,024
    01/01/2007 to 12/31/2007.........  $10.63693    $10.68590       18,825
    01/01/2008 to 12/31/2008.........  $10.68590    $ 7.80022       25,367
    01/01/2009 to 12/31/2009.........  $ 7.80022    $10.36610       46,663
    01/01/2010 to 12/31/2010.........  $10.36610    $11.53495       41,207
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11170    $ 7.12455       39,125
    01/01/2009 to 12/31/2009.........  $ 7.12455    $ 8.84741      128,171
    01/01/2010 to 12/31/2010.........  $ 8.84741    $ 9.87243      141,753
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08919    $ 7.59959      116,091
    01/01/2009 to 12/31/2009.........  $ 7.59959    $ 9.19270      375,735
    01/01/2010 to 12/31/2010.........  $ 9.19270    $10.05774      363,119
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99189    $10.58416       15,051
    01/01/2007 to 12/31/2007.........  $10.58416    $12.35238       90,346
    01/01/2008 to 12/31/2008.........  $12.35238    $ 6.02671      133,364
    01/01/2009 to 12/31/2009.........  $ 6.02671    $ 7.99362      156,357
    01/01/2010 to 12/31/2010.........  $ 7.99362    $ 8.97315      142,792

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.01004    $10.84662        35,107
    01/01/2007 to 12/31/2007.........  $10.84662    $12.52596        92,306
    01/01/2008 to 12/31/2008.........  $12.52596    $ 6.87641        99,523
    01/01/2009 to 12/31/2009.........  $ 6.87641    $ 8.79761        94,195
    01/01/2010 to 12/31/2010.........  $ 8.79761    $ 9.58113        88,078
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99838    $10.70083     4,682,502
    01/01/2009 to 12/31/2009.........  $10.70083    $11.67692     2,124,345
    01/01/2010 to 12/31/2010.........  $11.67692    $12.68549     1,168,165
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.93985    $11.54409        16,048
    01/01/2007 to 12/31/2007.........  $11.54409    $11.53629       128,261
    01/01/2008 to 12/31/2008.........  $11.53629    $ 9.31756       386,053
    01/01/2009 to 12/31/2009.........  $ 9.31756    $11.14647       582,874
    01/01/2010 to 12/31/2010.........  $11.14647    $11.72786       603,595
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08376    $10.28632         1,364
    01/01/2010 to 12/31/2010.........  $10.28632    $11.22592           874
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14514    $10.29615             0
    01/01/2010 to 12/31/2010.........  $10.29615    $11.47968         3,609
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.10914    $12.79052        46,067
    01/01/2007 to 12/31/2007.........  $12.79052    $13.72201        88,420
    01/01/2008 to 12/31/2008.........  $13.72201    $ 7.88578       116,313
    01/01/2009 to 12/31/2009.........  $ 7.88578    $10.50517       143,651
    01/01/2010 to 12/31/2010.........  $10.50517    $11.03780       129,026
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.07993    $12.22726        47,535
    01/01/2007 to 12/31/2007.........  $12.22726    $11.62816        52,330
    01/01/2008 to 12/31/2008.........  $11.62816    $ 6.66999        71,598
    01/01/2009 to 12/31/2009.........  $ 6.66999    $ 7.81007        69,788
    01/01/2010 to 12/31/2010.........  $ 7.81007    $ 8.66458        56,880
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.21082    $10.68176        23,977
    01/01/2007 to 12/31/2007.........  $10.68176    $11.10865        99,091
    01/01/2008 to 12/31/2008.........  $11.10865    $ 8.35835        89,519
    01/01/2009 to 12/31/2009.........  $ 8.35835    $11.03009        94,110
    01/01/2010 to 12/31/2010.........  $11.03009    $12.26448        87,418

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.15276    $11.43214       74,326
    01/01/2007 to 12/31/2007.........  $11.43214    $12.88395      154,005
    01/01/2008 to 12/31/2008.........  $12.88395    $ 7.11622      179,095
    01/01/2009 to 12/31/2009.........  $ 7.11622    $ 9.05285      209,647
    01/01/2010 to 12/31/2010.........  $ 9.05285    $10.62849      194,264
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.44442    $12.73424       16,129
    01/01/2007 to 12/31/2007.........  $12.73424    $13.65679       42,636
    01/01/2008 to 12/31/2008.........  $13.65679    $ 8.83785       67,057
    01/01/2009 to 12/31/2009.........  $ 8.83785    $11.39455       69,641
    01/01/2010 to 12/31/2010.........  $11.39455    $12.51694       66,775
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.05617    $11.53646        6,886
    01/01/2007 to 12/31/2007.........  $11.53646    $13.01784       49,895
    01/01/2008 to 12/31/2008.........  $13.01784    $ 8.12919       47,298
    01/01/2009 to 12/31/2009.........  $ 8.12919    $ 9.90685       49,466
    01/01/2010 to 12/31/2010.........  $ 9.90685    $10.95423       54,189
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.05873    $11.56440        3,419
    01/01/2007 to 12/31/2007.........  $11.56440    $11.64848       15,255
    01/01/2008 to 12/31/2008.........  $11.64848    $ 7.06599       20,070
    01/01/2009 to 12/31/2009.........  $ 7.06599    $ 9.62124       20,667
    01/01/2010 to 12/31/2010.........  $ 9.62124    $11.65953       22,107
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99955    $10.18783       53,526
    01/01/2007 to 12/31/2007.........  $10.18783    $10.47687       61,563
    01/01/2008 to 12/31/2008.........  $10.47687    $10.52918      273,830
    01/01/2009 to 12/31/2009.........  $10.52918    $10.34785      586,507
    01/01/2010 to 12/31/2010.........  $10.34785    $10.14728      315,255
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.66544    $11.78698       22,317
    01/01/2007 to 12/31/2007.........  $11.78698    $11.92093       51,226
    01/01/2008 to 12/31/2008.........  $11.92093    $ 6.74815       54,087
    01/01/2009 to 12/31/2009.........  $ 6.74815    $ 9.30482       64,787
    01/01/2010 to 12/31/2010.........  $ 9.30482    $11.26042       54,472
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.37076    $12.64173       11,584
    01/01/2007 to 12/31/2007.........  $12.64173    $15.14430      113,400
    01/01/2008 to 12/31/2008.........  $15.14430    $ 8.43558      120,168
    01/01/2009 to 12/31/2009.........  $ 8.43558    $10.73369      134,535
    01/01/2010 to 12/31/2010.........  $10.73369    $13.54107      171,807

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.50804    $10.86446        18,875
    01/01/2007 to 12/31/2007.........  $10.86446    $12.64347        24,119
    01/01/2008 to 12/31/2008.........  $12.64347    $ 7.12239        25,973
    01/01/2009 to 12/31/2009.........  $ 7.12239    $ 8.55827        34,175
    01/01/2010 to 12/31/2010.........  $ 8.55827    $10.09108        32,545
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10112    $ 5.56591        19,671
    01/01/2009 to 12/31/2009.........  $ 5.56591    $ 9.08638       170,536
    01/01/2010 to 12/31/2010.........  $ 9.08638    $10.89213       190,362
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.03889    $10.20929         4,598
    01/01/2007 to 12/31/2007.........  $10.20929    $10.68853        21,760
    01/01/2008 to 12/31/2008.........  $10.68853    $10.59575       102,544
    01/01/2009 to 12/31/2009.........  $10.59575    $11.45066       146,216
    01/01/2010 to 12/31/2010.........  $11.45066    $11.66376       163,847
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97103    $10.28172        64,090
    01/01/2007 to 12/31/2007.........  $10.28172    $10.91649       226,167
    01/01/2008 to 12/31/2008.........  $10.91649    $10.46055       275,747
    01/01/2009 to 12/31/2009.........  $10.46055    $11.95037       589,127
    01/01/2010 to 12/31/2010.........  $11.95037    $12.62027       690,427
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.19670    $10.62171       193,286
    01/01/2007 to 12/31/2007.........  $10.62171    $11.32027       462,408
    01/01/2008 to 12/31/2008.........  $11.32027    $ 8.93562     1,347,367
    01/01/2009 to 12/31/2009.........  $ 8.93562    $10.51580     3,387,171
    01/01/2010 to 12/31/2010.........  $10.51580    $11.39953     3,342,275
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.64027    $11.45078         3,096
    01/01/2007 to 12/31/2007.........  $11.45078    $11.45877        20,820
    01/01/2008 to 12/31/2008.........  $11.45877    $ 6.88447        38,550
    01/01/2009 to 12/31/2009.........  $ 6.88447    $ 8.22238        47,462
    01/01/2010 to 12/31/2010.........  $ 8.22238    $ 9.27431        44,819
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.46891    $11.06202        21,122
    01/01/2007 to 12/31/2007.........  $11.06202    $11.81124        72,333
    01/01/2008 to 12/31/2008.........  $11.81124    $ 8.08343       191,148
    01/01/2009 to 12/31/2009.........  $ 8.08343    $10.09749       362,933
    01/01/2010 to 12/31/2010.........  $10.09749    $11.06899       463,819
 AST SMALL-CAP GROWTH PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    05/01/2006* to 12/31/2006........  $ 9.90486    $ 9.89252         7,429
    01/01/2007 to 12/31/2007.........  $ 9.89252    $10.39092         7,373
    01/01/2008 to 12/31/2008.........  $10.39092    $ 6.62159        11,829
    01/01/2009 to 12/31/2009.........  $ 6.62159    $ 8.69297        21,177
    01/01/2010 to 12/31/2010.........  $ 8.69297    $11.62640        12,981
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.95952    $12.49653        27,594
    01/01/2007 to 12/31/2007.........  $12.49653    $11.56307        69,073
    01/01/2008 to 12/31/2008.........  $11.56307    $ 7.96731        96,050
    01/01/2009 to 12/31/2009.........  $ 7.96731    $ 9.92002       100,896
    01/01/2010 to 12/31/2010.........  $ 9.92002    $12.25369        88,868
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.70312    $11.38999        21,370
    01/01/2007 to 12/31/2007.........  $11.38999    $11.87148       806,006
    01/01/2008 to 12/31/2008.........  $11.87148    $ 8.61898     1,103,798
    01/01/2009 to 12/31/2009.........  $ 8.61898    $10.48975     1,351,433
    01/01/2010 to 12/31/2010.........  $10.48975    $11.47036     1,375,810
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.54430    $ 9.81863        16,376
    01/01/2007 to 12/31/2007.........  $ 9.81863    $10.55353        35,653
    01/01/2008 to 12/31/2008.........  $10.55353    $10.09452        53,563
    01/01/2009 to 12/31/2009.........  $10.09452    $11.09557        67,136
    01/01/2010 to 12/31/2010.........  $11.09557    $11.50292        60,985
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93989    $10.44494        32,974
    01/01/2007 to 12/31/2007.........  $10.44494    $11.08230        57,350
    01/01/2008 to 12/31/2008.........  $11.08230    $ 6.45716        85,741
    01/01/2009 to 12/31/2009.........  $ 6.45716    $ 9.70941       152,809
    01/01/2010 to 12/31/2010.........  $ 9.70941    $11.02414       123,355
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.75887    $13.29851        13,035
    01/01/2007 to 12/31/2007.........  $13.29851    $18.31759        35,052
    01/01/2008 to 12/31/2008.........  $18.31759    $ 8.98133        36,153
    01/01/2009 to 12/31/2009.........  $ 8.98133    $13.15053        51,255
    01/01/2010 to 12/31/2010.........  $13.15053    $15.52981        52,620
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.53987    $12.75305        29,526
    01/01/2007 to 12/31/2007.........  $12.75305    $12.64902       189,557
    01/01/2008 to 12/31/2008.........  $12.64902    $ 7.77505       155,958
    01/01/2009 to 12/31/2009.........  $ 7.77505    $ 9.01434       156,120
    01/01/2010 to 12/31/2010.........  $ 9.01434    $ 9.93724       144,108

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99837    $ 9.97564         2,546
    01/01/2008 to 12/31/2008.........  $ 9.97564    $ 9.27033        23,162
    01/01/2009 to 12/31/2009.........  $ 9.27033    $10.14552       108,478
    01/01/2010 to 12/31/2010.........  $10.14552    $10.72220       115,585
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07802    $ 6.62871       307,539
    01/01/2009 to 12/31/2009.........  $ 6.62871    $ 8.45254       930,415
    01/01/2010 to 12/31/2010.........  $ 8.45254    $ 9.13538     1,007,771
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08890    $ 7.65475         1,158
    01/01/2009 to 12/31/2009.........  $ 7.65475    $ 9.12312         2,135
    01/01/2010 to 12/31/2010.........  $ 9.12312    $10.49725         3,003
 PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008........  $10.26792    $ 7.02706         1,103
    01/01/2009 to 12/31/2009.........  $ 7.02706    $ 9.01147         1,000
    01/01/2010 to 12/31/2010.........  $ 9.01147    $10.72454           900
 PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008........  $10.38561    $ 5.26042        12,847
    01/01/2009 to 12/31/2009.........  $ 5.26042    $ 5.93128        17,604
    01/01/2010 to 12/31/2010.........  $ 5.93128    $ 6.45064        14,971
 PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008........  $10.15183    $ 8.31798         2,661
    01/01/2009 to 12/31/2009.........  $ 8.31798    $ 9.74975         5,709
    01/01/2010 to 12/31/2010.........  $ 9.74975    $ 9.83044         5,851
 PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008........  $10.16534    $ 6.08351             0
    01/01/2009 to 12/31/2009.........  $ 6.08351    $ 7.40148         1,667
    01/01/2010 to 12/31/2010.........  $ 7.40148    $ 8.97973         2,459
 PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11057    $ 6.70176           302
    01/01/2009 to 12/31/2009.........  $ 6.70176    $ 8.52396         1,727
    01/01/2010 to 12/31/2010.........  $ 8.52396    $ 9.45874         1,687
 PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.24135    $ 6.25789         1,046
    01/01/2009 to 12/31/2009.........  $ 6.25789    $ 7.32945         1,462
    01/01/2010 to 12/31/2010.........  $ 7.32945    $ 8.11227         1,472
 PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.07235    $ 6.18606         1,298

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 6.18606    $ 8.38860       1,054
    01/01/2010 to 12/31/2010.........  $ 8.38860    $10.56135       1,064
 PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.18832    $ 6.44994       1,256
    01/01/2009 to 12/31/2009.........  $ 6.44994    $ 8.27567       3,554
    01/01/2010 to 12/31/2010.........  $ 8.27567    $ 9.77276       3,342
 PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008........  $10.25882    $ 5.50600          71
    01/01/2009 to 12/31/2009.........  $ 5.50600    $ 6.90396       2,425
    01/01/2010 to 12/31/2010.........  $ 6.90396    $ 8.44004       3,239
 PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11347    $ 6.79469       2,367
    01/01/2009 to 12/31/2009.........  $ 6.79469    $ 8.40472       4,255
    01/01/2010 to 12/31/2010.........  $ 8.40472    $10.35978       4,281
 PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.22847    $ 7.16334           0
    01/01/2009 to 12/31/2009.........  $ 7.16334    $ 8.45568       1,966
    01/01/2010 to 12/31/2010.........  $ 8.45568    $10.12223         713
 PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008........  $10.27804    $ 7.25268       1,447
    01/01/2009 to 12/31/2009.........  $ 7.25268    $ 7.63087       3,241
    01/01/2010 to 12/31/2010.........  $ 7.63087    $ 8.65491       3,328
 PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008........  $10.09850    $ 7.19947         932
    01/01/2009 to 12/31/2009.........  $ 7.19947    $ 7.81606       8,169
    01/01/2010 to 12/31/2010.........  $ 7.81606    $ 8.11874       8,216



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT ONLY (2.10%) OR HIGHEST
   DAILY LIFETIME FIVE INCOME BENEFIT ONLY (2.10%) OR HD GRO 60 BPS (2.10%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.39084    $10.96256      9,081,958
    01/01/2007 to 12/31/2007.........  $10.96256    $11.72459     12,892,577
    01/01/2008 to 12/31/2008.........  $11.72459    $ 7.82811      9,823,779
    01/01/2009 to 12/31/2009.........  $ 7.82811    $ 9.53480      9,367,665
    01/01/2010 to 12/31/2010.........  $ 9.53480    $10.45610      9,094,548
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14401    $10.62496      1,362,866
    01/01/2007 to 12/31/2007.........  $10.62496    $11.39463      4,907,526
    01/01/2008 to 12/31/2008.........  $11.39463    $ 7.83393      2,975,760
    01/01/2009 to 12/31/2009.........  $ 7.83393    $ 9.68309      3,050,377
    01/01/2010 to 12/31/2010.........  $ 9.68309    $10.78380      3,171,468
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62887    $11.32444              0
    01/01/2007 to 12/31/2007.........  $11.32444    $12.15039              0
    01/01/2008 to 12/31/2008.........  $12.15039    $ 6.86312              0
    01/01/2009 to 12/31/2009.........  $ 6.86312    $ 8.63315         23,090
    01/01/2010 to 12/31/2010.........  $ 8.63315    $ 9.69323         29,536
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.00641    $12.21281              0
    01/01/2007 to 12/31/2007.........  $12.21281    $11.53367              0
    01/01/2008 to 12/31/2008.........  $11.53367    $ 6.56465              0
    01/01/2009 to 12/31/2009.........  $ 6.56465    $ 7.95961         17,248
    01/01/2010 to 12/31/2010.........  $ 7.95961    $ 8.82843          4,194
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.63443    $11.75065              0
    01/01/2007 to 12/31/2007.........  $11.75065    $12.09783              0
    01/01/2008 to 12/31/2008.........  $12.09783    $ 7.02744              0
    01/01/2009 to 12/31/2009.........  $ 7.02744    $ 8.20364          2,275

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.20364    $ 9.07038          2,833
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.70202    $11.78602              0
    01/01/2007 to 12/31/2007.........  $11.78602    $11.53005              0
    01/01/2008 to 12/31/2008.........  $11.53005    $ 7.36892              0
    01/01/2009 to 12/31/2009.........  $ 7.36892    $ 8.50008          1,901
    01/01/2010 to 12/31/2010.........  $ 8.50008    $ 9.47802          2,171
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.34133    $10.85494      2,735,555
    01/01/2007 to 12/31/2007.........  $10.85494    $11.59528      4,054,872
    01/01/2008 to 12/31/2008.........  $11.59528    $ 8.09712      4,180,159
    01/01/2009 to 12/31/2009.........  $ 8.09712    $ 9.77820      9,710,092
    01/01/2010 to 12/31/2010.........  $ 9.77820    $10.75644      8,950,075
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99886    $ 9.35356              0
    01/01/2010 to 12/31/2010.........  $ 9.35356    $10.13009              0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99830    $12.00560              0
    01/01/2009 to 12/31/2009.........  $12.00560    $11.04716              0
    01/01/2010 to 12/31/2010.........  $11.04716    $12.03026              0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99830    $12.07427              0
    01/01/2009 to 12/31/2009.........  $12.07427    $10.91522              0
    01/01/2010 to 12/31/2010.........  $10.91522    $11.90528              0
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99886    $ 8.76579              0
    01/01/2010 to 12/31/2010.........  $ 8.76579    $ 9.60243         49,555
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99772    $10.97956         59,475
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.50991    $11.13864     10,685,211
    01/01/2007 to 12/31/2007.........  $11.13864    $11.96972     19,352,529
    01/01/2008 to 12/31/2008.........  $11.96972    $ 7.62723     12,898,134
    01/01/2009 to 12/31/2009.........  $ 7.62723    $ 9.36253     12,630,803
    01/01/2010 to 12/31/2010.........  $ 9.36253    $10.39654     12,177,411
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09916    $ 6.67900         10,476
    01/01/2009 to 12/31/2009.........  $ 6.67900    $ 8.29803        110,839
    01/01/2010 to 12/31/2010.........  $ 8.29803    $ 9.29309        192,543

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08098    $ 7.32618        45,383
    01/01/2009 to 12/31/2009.........  $ 7.32618    $ 8.85373        49,189
    01/01/2010 to 12/31/2010.........  $ 8.85373    $ 9.70515        57,895
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.12069    $16.03849             0
    01/01/2007 to 12/31/2007.........  $16.03849    $12.57515             0
    01/01/2008 to 12/31/2008.........  $12.57515    $ 7.99901             0
    01/01/2009 to 12/31/2009.........  $ 7.99901    $10.33588         2,453
    01/01/2010 to 12/31/2010.........  $10.33588    $13.02810         2,476
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.22786    $11.72822             0
    01/01/2007 to 12/31/2007.........  $11.72822    $ 9.44487             0
    01/01/2008 to 07/18/2008.........  $ 9.44487    $ 8.63406             0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.17005    $12.07703             0
    01/01/2007 to 12/31/2007.........  $12.07703    $13.15347             0
    01/01/2008 to 12/31/2008.........  $13.15347    $ 7.20232             0
    01/01/2009 to 12/31/2009.........  $ 7.20232    $ 9.35819           555
    01/01/2010 to 12/31/2010.........  $ 9.35819    $12.14893         1,009
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10349    $ 7.48594         3,796
    01/01/2009 to 12/31/2009.........  $ 7.48594    $ 8.88862        74,679
    01/01/2010 to 12/31/2010.........  $ 8.88862    $ 9.86581        66,105
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04424    $10.54620       689,232
    01/01/2007 to 12/31/2007.........  $10.54620    $11.21183     2,178,272
    01/01/2008 to 12/31/2008.........  $11.21183    $ 7.19391     1,294,066
    01/01/2009 to 12/31/2009.........  $ 7.19391    $ 8.72643     1,329,405
    01/01/2010 to 12/31/2010.........  $ 8.72643    $ 9.77460     1,434,879
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16392    $10.44781     1,090,138
    01/01/2007 to 12/31/2007.........  $10.44781    $11.40006     4,097,128
    01/01/2008 to 12/31/2008.........  $11.40006    $ 6.61982     2,188,204
    01/01/2009 to 12/31/2009.........  $ 6.61982    $ 8.16779     2,329,174
    01/01/2010 to 12/31/2010.........  $ 8.16779    $ 9.52139     2,553,655
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99830    $ 7.45903         3,068
    01/01/2009 to 11/13/2009.........  $ 7.45903    $ 8.31266             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17497    $ 6.10196            0
    01/01/2009 to 12/31/2009.........  $ 6.10196    $ 8.07411          721
    01/01/2010 to 12/31/2010.........  $ 8.07411    $ 9.50539          646
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.22202    $11.55044            0
    01/01/2007 to 12/31/2007.........  $11.55044    $12.89443            0
    01/01/2008 to 12/31/2008.........  $12.89443    $ 7.54319            0
    01/01/2009 to 12/31/2009.........  $ 7.54319    $11.03769        3,688
    01/01/2010 to 12/31/2010.........  $11.03769    $11.92291        4,970
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.10295    $10.97316            0
    01/01/2007 to 12/31/2007.........  $10.97316    $12.82556            0
    01/01/2008 to 12/31/2008.........  $12.82556    $ 7.43719            0
    01/01/2009 to 12/31/2009.........  $ 7.43719    $11.44320        4,272
    01/01/2010 to 12/31/2010.........  $11.44320    $13.42997        3,566
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03318    $ 7.62514            0
    01/01/2009 to 12/31/2009.........  $ 7.62514    $ 9.47334       12,926
    01/01/2010 to 12/31/2010.........  $ 9.47334    $11.76216       10,343
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.07407    $10.61807            0
    01/01/2007 to 12/31/2007.........  $10.61807    $10.65661            0
    01/01/2008 to 12/31/2008.........  $10.65661    $ 7.77122            0
    01/01/2009 to 12/31/2009.........  $ 7.77122    $10.31751        1,678
    01/01/2010 to 12/31/2010.........  $10.31751    $11.46953        1,609
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11168    $ 7.11981       18,527
    01/01/2009 to 12/31/2009.........  $ 7.11981    $ 8.83303       45,249
    01/01/2010 to 12/31/2010.........  $ 8.83303    $ 9.84678       71,633
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08916    $ 7.59473       34,121
    01/01/2009 to 12/31/2009.........  $ 7.59473    $ 9.17789      103,859
    01/01/2010 to 12/31/2010.........  $ 9.17789    $10.03174       69,784
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99181    $10.57717            0
    01/01/2007 to 12/31/2007.........  $10.57717    $12.33211            0
    01/01/2008 to 12/31/2008.........  $12.33211    $ 6.01096            0
    01/01/2009 to 12/31/2009.........  $ 6.01096    $ 7.96493        8,915
    01/01/2010 to 12/31/2010.........  $ 7.96493    $ 8.93213        7,479

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00996    $10.83950            0
    01/01/2007 to 12/31/2007.........  $10.83950    $12.50545            0
    01/01/2008 to 12/31/2008.........  $12.50545    $ 6.85844            0
    01/01/2009 to 12/31/2009.........  $ 6.85844    $ 8.76614        8,602
    01/01/2010 to 12/31/2010.........  $ 8.76614    $ 9.53741        6,994
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.92771    $11.52382            0
    01/01/2007 to 12/31/2007.........  $11.52382    $11.50472      414,208
    01/01/2008 to 12/31/2008.........  $11.50472    $ 9.28305      793,735
    01/01/2009 to 12/31/2009.........  $ 9.28305    $11.09414      747,584
    01/01/2010 to 12/31/2010.........  $11.09414    $11.66131      685,466
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08368    $10.28503            0
    01/01/2010 to 12/31/2010.........  $10.28503    $11.21345          259
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14506    $10.29482            0
    01/01/2010 to 12/31/2010.........  $10.29482    $11.46695        3,538
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.09563    $12.76794            0
    01/01/2007 to 12/31/2007.........  $12.76794    $13.68437            0
    01/01/2008 to 12/31/2008.........  $13.68437    $ 7.85645            0
    01/01/2009 to 12/31/2009.........  $ 7.85645    $10.45584       12,241
    01/01/2010 to 12/31/2010.........  $10.45584    $10.97517       11,771
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.06758    $12.20570            0
    01/01/2007 to 12/31/2007.........  $12.20570    $11.59635            0
    01/01/2008 to 12/31/2008.........  $11.59635    $ 6.64525            0
    01/01/2009 to 12/31/2009.........  $ 6.64525    $ 7.77344        4,674
    01/01/2010 to 12/31/2010.........  $ 7.77344    $ 8.61549        3,363
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.19930    $10.66276            0
    01/01/2007 to 12/31/2007.........  $10.66276    $11.07795            0
    01/01/2008 to 12/31/2008.........  $11.07795    $ 8.32703            0
    01/01/2009 to 12/31/2009.........  $ 8.32703    $10.97791        1,339
    01/01/2010 to 12/31/2010.........  $10.97791    $12.19444        6,502
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.14037    $11.41196            0
    01/01/2007 to 12/31/2007.........  $11.41196    $12.84853            0
    01/01/2008 to 12/31/2008.........  $12.84853    $ 7.08969            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.08969    $ 9.01029       6,729
    01/01/2010 to 12/31/2010.........  $ 9.01029    $10.56815       6,313
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.43165    $12.71184           0
    01/01/2007 to 12/31/2007.........  $12.71184    $13.61948           0
    01/01/2008 to 12/31/2008.........  $13.61948    $ 8.80501           0
    01/01/2009 to 12/31/2009.........  $ 8.80501    $11.34102       6,474
    01/01/2010 to 12/31/2010.........  $11.34102    $12.44586       5,994
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.04383    $11.51619           0
    01/01/2007 to 12/31/2007.........  $11.51619    $12.98213           0
    01/01/2008 to 12/31/2008.........  $12.98213    $ 8.09894           0
    01/01/2009 to 12/31/2009.........  $ 8.09894    $ 9.86031       1,509
    01/01/2010 to 12/31/2010.........  $ 9.86031    $10.89230       2,578
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.04648    $11.54398           0
    01/01/2007 to 12/31/2007.........  $11.54398    $11.61648           0
    01/01/2008 to 12/31/2008.........  $11.61648    $ 7.03962           0
    01/01/2009 to 12/31/2009.........  $ 7.03962    $ 9.57597       1,794
    01/01/2010 to 12/31/2010.........  $ 9.57597    $11.59338       1,232
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99947    $10.18121           0
    01/01/2007 to 12/31/2007.........  $10.18121    $10.45961           0
    01/01/2008 to 12/31/2008.........  $10.45961    $10.50151           0
    01/01/2009 to 12/31/2009.........  $10.50151    $10.31087       4,405
    01/01/2010 to 12/31/2010.........  $10.31087    $10.10136       1,122
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.65255    $11.76632           0
    01/01/2007 to 12/31/2007.........  $11.76632    $11.88823           0
    01/01/2008 to 12/31/2008.........  $11.88823    $ 6.72310           0
    01/01/2009 to 12/31/2009.........  $ 6.72310    $ 9.26118       7,870
    01/01/2010 to 12/31/2010.........  $ 9.26118    $11.19660       7,339
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.35708    $12.61948           0
    01/01/2007 to 12/31/2007.........  $12.61948    $15.10271           0
    01/01/2008 to 12/31/2008.........  $15.10271    $ 8.40416           0
    01/01/2009 to 12/31/2009.........  $ 8.40416    $10.68337       3,443
    01/01/2010 to 12/31/2010.........  $10.68337    $13.46448       3,177
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.49528    $10.84539           0
    01/01/2007 to 12/31/2007.........  $10.84539    $12.60892           0
    01/01/2008 to 12/31/2008.........  $12.60892    $ 7.09593           0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.09593    $ 8.51811         1,239
    01/01/2010 to 12/31/2010.........  $ 8.51811    $10.03388         1,118
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10104    $ 5.56343             0
    01/01/2009 to 12/31/2009.........  $ 5.56343    $ 9.07348        12,097
    01/01/2010 to 12/31/2010.........  $ 9.07348    $10.86611        12,160
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.02751    $10.19107             0
    01/01/2007 to 12/31/2007.........  $10.19107    $10.65907             0
    01/01/2008 to 12/31/2008.........  $10.65907    $10.55615             0
    01/01/2009 to 12/31/2009.........  $10.55615    $11.39668           177
    01/01/2010 to 12/31/2010.........  $11.39668    $11.59752           152
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97094    $10.27495             0
    01/01/2007 to 12/31/2007.........  $10.27495    $10.89859             0
    01/01/2008 to 12/31/2008.........  $10.89859    $10.43321             0
    01/01/2009 to 12/31/2009.........  $10.43321    $11.90738        32,550
    01/01/2010 to 12/31/2010.........  $11.90738    $12.56259        32,032
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.19258    $10.61053       536,800
    01/01/2007 to 12/31/2007.........  $10.61053    $11.29724     1,480,087
    01/01/2008 to 12/31/2008.........  $11.29724    $ 8.90875     2,211,191
    01/01/2009 to 12/31/2009.........  $ 8.90875    $10.47389     4,970,188
    01/01/2010 to 12/31/2010.........  $10.47389    $11.34306     4,580,661
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62830    $11.43057             0
    01/01/2007 to 12/31/2007.........  $11.43057    $11.42738             0
    01/01/2008 to 12/31/2008.........  $11.42738    $ 6.85882             0
    01/01/2009 to 12/31/2009.........  $ 6.85882    $ 8.18377             0
    01/01/2010 to 12/31/2010.........  $ 8.18377    $ 9.22175             0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.45722    $11.04245             0
    01/01/2007 to 12/31/2007.........  $11.04245    $11.77871        93,492
    01/01/2008 to 12/31/2008.........  $11.77871    $ 8.05326       163,069
    01/01/2009 to 12/31/2009.........  $ 8.05326    $10.04994       294,857
    01/01/2010 to 12/31/2010.........  $10.04994    $11.00596       427,724
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90478    $ 9.88597             0
    01/01/2007 to 12/31/2007.........  $ 9.88597    $10.37389             0
    01/01/2008 to 12/31/2008.........  $10.37389    $ 6.60424             0
    01/01/2009 to 12/31/2009.........  $ 6.60424    $ 8.66167         8,308
    01/01/2010 to 12/31/2010.........  $ 8.66167    $11.57313         6,051

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.94624    $12.47456             0
    01/01/2007 to 12/31/2007.........  $12.47456    $11.53147             0
    01/01/2008 to 12/31/2008.........  $11.53147    $ 7.93778             0
    01/01/2009 to 12/31/2009.........  $ 7.93778    $ 9.87372         2,252
    01/01/2010 to 12/31/2010.........  $ 9.87372    $12.18462         2,149
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.69114    $11.36989        33,714
    01/01/2007 to 12/31/2007.........  $11.36989    $11.83890     1,256,901
    01/01/2008 to 12/31/2008.........  $11.83890    $ 8.58696       914,501
    01/01/2009 to 12/31/2009.........  $ 8.58696    $10.44044     1,055,497
    01/01/2010 to 12/31/2010.........  $10.44044    $11.40523     1,156,021
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.53367    $ 9.80134             0
    01/01/2007 to 12/31/2007.........  $ 9.80134    $10.52457             0
    01/01/2008 to 12/31/2008.........  $10.52457    $10.05707             0
    01/01/2009 to 12/31/2009.........  $10.05707    $11.04358         1,731
    01/01/2010 to 12/31/2010.........  $11.04358    $11.43770         1,846
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93981    $10.43814             0
    01/01/2007 to 12/31/2007.........  $10.43814    $11.06414             0
    01/01/2008 to 12/31/2008.........  $11.06414    $ 6.44027             0
    01/01/2009 to 12/31/2009.........  $ 6.44027    $ 9.67446        10,658
    01/01/2010 to 12/31/2010.........  $ 9.67446    $10.97370         9,869
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.74361    $13.27510             0
    01/01/2007 to 12/31/2007.........  $13.27510    $18.26734             0
    01/01/2008 to 12/31/2008.........  $18.26734    $ 8.94784             0
    01/01/2009 to 12/31/2009.........  $ 8.94784    $13.08863         5,642
    01/01/2010 to 12/31/2010.........  $13.08863    $15.44154         6,147
 AST VALUE PORTFOLIOFORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.52704    $12.73070             0
    01/01/2007 to 12/31/2007.........  $12.73070    $12.61442             0
    01/01/2008 to 12/31/2008.........  $12.61442    $ 7.74619             0
    01/01/2009 to 12/31/2009.........  $ 7.74619    $ 8.97205         5,302
    01/01/2010 to 12/31/2010.........  $ 8.97205    $ 9.88094         6,037
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99829    $ 9.97440             0
    01/01/2008 to 12/31/2008.........  $ 9.97440    $ 9.26017             0
    01/01/2009 to 12/31/2009.........  $ 9.26017    $10.12450         2,581
    01/01/2010 to 12/31/2010.........  $10.12450    $10.68951         3,382

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07800    $ 6.62440       38,193
    01/01/2009 to 12/31/2009.........  $ 6.62440    $ 8.43880      182,958
    01/01/2010 to 12/31/2010.........  $ 8.43880    $ 9.11172      260,751
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08888    $ 7.64977            0
    01/01/2009 to 12/31/2009.........  $ 7.64977    $ 9.10826            0
    01/01/2010 to 12/31/2010.........  $ 9.10826    $10.46983            0
 PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008........  $10.26789    $ 7.02240            0
    01/01/2009 to 12/31/2009.........  $ 7.02240    $ 8.99671            0
    01/01/2010 to 12/31/2010.........  $ 8.99671    $10.69651            0
 PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008........  $10.38558    $ 5.25699            0
    01/01/2009 to 12/31/2009.........  $ 5.25699    $ 5.92152            0
    01/01/2010 to 12/31/2010.........  $ 5.92152    $ 6.43365            0
 PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008........  $10.15181    $ 8.31252            0
    01/01/2009 to 12/31/2009.........  $ 8.31252    $ 9.73373          664
    01/01/2010 to 12/31/2010.........  $ 9.73373    $ 9.80468          644
 PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008........  $10.16531    $ 6.07949            0
    01/01/2009 to 12/31/2009.........  $ 6.07949    $ 7.38932            0
    01/01/2010 to 12/31/2010.........  $ 7.38932    $ 8.95612            0
 PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11054    $ 6.69736            0
    01/01/2009 to 12/31/2009.........  $ 6.69736    $ 8.51005            0
    01/01/2010 to 12/31/2010.........  $ 8.51005    $ 9.43387            0
 PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.24132    $ 6.25380            0
    01/01/2009 to 12/31/2009.........  $ 6.25380    $ 7.31738            0
    01/01/2010 to 12/31/2010.........  $ 7.31738    $ 8.09105        8,726
 PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.07232    $ 6.18199            0
    01/01/2009 to 12/31/2009.........  $ 6.18199    $ 8.37491            0
    01/01/2010 to 12/31/2010.........  $ 8.37491    $10.53374            0
 PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.18830    $ 6.44572            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 6.44572    $ 8.26226           0
    01/01/2010 to 12/31/2010.........  $ 8.26226    $ 9.74747           0
 PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008........  $10.25880    $ 5.50234           0
    01/01/2009 to 12/31/2009.........  $ 5.50234    $ 6.89260           0
    01/01/2010 to 12/31/2010.........  $ 6.89260    $ 8.41782           0
 PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11344    $ 6.79014           0
    01/01/2009 to 12/31/2009.........  $ 6.79014    $ 8.39089           0
    01/01/2010 to 12/31/2010.........  $ 8.39089    $10.33254           0
 PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.22844    $ 7.15855           0
    01/01/2009 to 12/31/2009.........  $ 7.15855    $ 8.44181           0
    01/01/2010 to 12/31/2010.........  $ 8.44181    $10.09576           0
 PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008........  $10.27802    $ 7.24797           0
    01/01/2009 to 12/31/2009.........  $ 7.24797    $ 7.61851         833
    01/01/2010 to 12/31/2010.........  $ 7.61851    $ 8.63243         808
 PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008........  $10.09847    $ 7.19472           0
    01/01/2009 to 12/31/2009.........  $ 7.19472    $ 7.80329       2,207
    01/01/2010 to 12/31/2010.........  $ 7.80329    $ 8.09752       1,635



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (2.25%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.38461    $10.94529     5,532,354
    01/01/2007 to 12/31/2007.........  $10.94529    $11.68877     9,731,970
    01/01/2008 to 12/31/2008.........  $11.68877    $ 7.79271     8,220,827
    01/01/2009 to 12/31/2009.........  $ 7.79271    $ 9.47766     7,744,445
    01/01/2010 to 12/31/2010.........  $ 9.47766    $10.37822     7,544,568
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14215    $10.61267       873,210
    01/01/2007 to 12/31/2007.........  $10.61267    $11.36459     2,362,014
    01/01/2008 to 12/31/2008.........  $11.36459    $ 7.80171     2,319,713
    01/01/2009 to 12/31/2009.........  $ 7.80171    $ 9.62915     2,200,107
    01/01/2010 to 12/31/2010.........  $ 9.62915    $10.70809     2,131,338
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62249    $11.30662             0
    01/01/2007 to 12/31/2007.........  $11.30662    $12.11353             0
    01/01/2008 to 12/31/2008.........  $12.11353    $ 6.83224             0
    01/01/2009 to 12/31/2009.........  $ 6.83224    $ 8.58160             0
    01/01/2010 to 12/31/2010.........  $ 8.58160    $ 9.62121             0
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.98800    $12.18054             0
    01/01/2007 to 12/31/2007.........  $12.18054    $11.48624             0
    01/01/2008 to 12/31/2008.........  $11.48624    $ 6.52810             0
    01/01/2009 to 12/31/2009.........  $ 6.52810    $ 7.90362             0
    01/01/2010 to 12/31/2010.........  $ 7.90362    $ 8.75354             0
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.61651    $11.71945             0
    01/01/2007 to 12/31/2007.........  $11.71945    $12.04791             0
    01/01/2008 to 12/31/2008.........  $12.04791    $ 6.98810             0
    01/01/2009 to 12/31/2009.........  $ 6.98810    $ 8.14575             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.14575    $ 8.99314              0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.68420    $11.75492              0
    01/01/2007 to 12/31/2007.........  $11.75492    $11.48262              0
    01/01/2008 to 12/31/2008.........  $11.48262    $ 7.32789              0
    01/01/2009 to 12/31/2009.........  $ 7.32789    $ 8.44044              0
    01/01/2010 to 12/31/2010.........  $ 8.44044    $ 9.39776              0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.33511    $10.83790      1,470,871
    01/01/2007 to 12/31/2007.........  $10.83790    $11.56011      2,588,286
    01/01/2008 to 12/31/2008.........  $11.56011    $ 8.06061      3,781,063
    01/01/2009 to 12/31/2009.........  $ 8.06061    $ 9.71989      5,689,327
    01/01/2010 to 12/31/2010.........  $ 9.71989    $10.67667      5,049,654
 AST BOND PORTFOLIO 2016
    05/01/2009* to 12/31/2009........  $ 9.93817    $ 9.60041              0
    01/01/2010 to 12/31/2010.........  $ 9.60041    $10.38216              0
 AST BOND PORTFOLIO 2018
    05/01/2009* to 12/31/2009........  $ 9.92260    $ 9.66626              0
    01/01/2010 to 12/31/2010.........  $ 9.66626    $10.51104              0
 AST BOND PORTFOLIO 2019
    05/01/2009* to 12/31/2009........  $ 9.90537    $ 9.56715              0
    01/01/2010 to 12/31/2010.........  $ 9.56715    $10.41967              0
 AST BOND PORTFOLIO 2020
    05/01/2009* to 12/31/2009........  $ 9.88409    $ 9.24236              0
    01/01/2010 to 12/31/2010.........  $ 9.24236    $10.10963            676
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99756    $10.96344              0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.50360    $11.12115      6,561,306
    01/01/2007 to 12/31/2007.........  $11.12115    $11.93342     12,935,579
    01/01/2008 to 12/31/2008.........  $11.93342    $ 7.59294     11,371,205
    01/01/2009 to 12/31/2009.........  $ 7.59294    $ 9.30688     10,717,473
    01/01/2010 to 12/31/2010.........  $ 9.30688    $10.31961     10,433,364
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09912    $ 6.67246         28,640
    01/01/2009 to 12/31/2009.........  $ 6.67246    $ 8.27770         58,285
    01/01/2010 to 12/31/2010.........  $ 8.27770    $ 9.25676         76,010
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    05/01/2008* to 12/31/2008........  $10.08094    $ 7.31895        39,416
    01/01/2009 to 12/31/2009.........  $ 7.31895    $ 8.83205        63,218
    01/01/2010 to 12/31/2010.........  $ 8.83205    $ 9.66727        88,601
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.09878    $15.99622             0
    01/01/2007 to 12/31/2007.........  $15.99622    $12.52355             0
    01/01/2008 to 12/31/2008.........  $12.52355    $ 7.95449             0
    01/01/2009 to 12/31/2009.........  $ 7.95449    $10.26325             0
    01/01/2010 to 12/31/2010.........  $10.26325    $12.91748             0
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.20903    $11.69708             0
    01/01/2007 to 12/31/2007.........  $11.69708    $ 9.40579             0
    01/01/2008 to 07/18/2008.........  $ 9.40579    $ 8.59151             0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.14965    $12.04505             0
    01/01/2007 to 12/31/2007.........  $12.04505    $13.09925             0
    01/01/2008 to 12/31/2008.........  $13.09925    $ 7.16200             0
    01/01/2009 to 12/31/2009.........  $ 7.16200    $ 9.29215             0
    01/01/2010 to 12/31/2010.........  $ 9.29215    $12.04549             0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10345    $ 7.47852        23,411
    01/01/2009 to 12/31/2009.........  $ 7.47852    $ 8.86670        25,943
    01/01/2010 to 12/31/2010.........  $ 8.86670    $ 9.82698        44,009
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04243    $10.53407       617,809
    01/01/2007 to 12/31/2007.........  $10.53407    $11.18251     1,767,825
    01/01/2008 to 12/31/2008.........  $11.18251    $ 7.16462     1,552,160
    01/01/2009 to 12/31/2009.........  $ 7.16462    $ 8.67826     1,491,611
    01/01/2010 to 12/31/2010.........  $ 8.67826    $ 9.70641     1,465,024
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16209    $10.43578       731,245
    01/01/2007 to 12/31/2007.........  $10.43578    $11.37013     2,525,442
    01/01/2008 to 12/31/2008.........  $11.37013    $ 6.59282     2,355,256
    01/01/2009 to 12/31/2009.........  $ 6.59282    $ 8.12252     2,340,434
    01/01/2010 to 12/31/2010.........  $ 8.12252    $ 9.45472     2,557,617
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99818    $ 7.45402        13,425
    01/01/2009 to 11/13/2009.........  $ 7.45402    $ 8.29630             0
 AST GLOBAL REAL ESTATE PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    07/21/2008* to 12/31/2008........  $10.17485    $ 6.09790            0
    01/01/2009 to 12/31/2009.........  $ 6.09790    $ 8.05684            0
    01/01/2010 to 12/31/2010.........  $ 8.05684    $ 9.47128            0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.20329    $11.51996            0
    01/01/2007 to 12/31/2007.........  $11.51996    $12.84145            0
    01/01/2008 to 12/31/2008.........  $12.84145    $ 7.50118            0
    01/01/2009 to 12/31/2009.........  $ 7.50118    $10.96011            0
    01/01/2010 to 12/31/2010.........  $10.96011    $11.82166            0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.08434    $10.94421            0
    01/01/2007 to 12/31/2007.........  $10.94421    $12.77287            0
    01/01/2008 to 12/31/2008.........  $12.77287    $ 7.39570            0
    01/01/2009 to 12/31/2009.........  $ 7.39570    $11.36264            0
    01/01/2010 to 12/31/2010.........  $11.36264    $13.31590            0
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03306    $ 7.61998            0
    01/01/2009 to 12/31/2009.........  $ 7.61998    $ 9.45304            0
    01/01/2010 to 12/31/2010.........  $ 9.45304    $11.71980            0
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.05733    $10.59002            0
    01/01/2007 to 12/31/2007.........  $10.59002    $10.61268            0
    01/01/2008 to 12/31/2008.........  $10.61268    $ 7.72782            0
    01/01/2009 to 12/31/2009.........  $ 7.72782    $10.24484            0
    01/01/2010 to 12/31/2010.........  $10.24484    $11.37212            0
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11164    $ 7.11287       42,503
    01/01/2009 to 12/31/2009.........  $ 7.11287    $ 8.81140       39,452
    01/01/2010 to 12/31/2010.........  $ 8.81140    $ 9.80827       37,937
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08912    $ 7.58716       49,807
    01/01/2009 to 12/31/2009.........  $ 7.58716    $ 9.15528       81,519
    01/01/2010 to 12/31/2010.........  $ 9.15528    $ 9.99239       89,731
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99169    $10.56677            0
    01/01/2007 to 12/31/2007.........  $10.56677    $12.30178            0
    01/01/2008 to 12/31/2008.........  $12.30178    $ 5.98731            0
    01/01/2009 to 12/31/2009.........  $ 5.98731    $ 7.92187            0
    01/01/2010 to 12/31/2010.........  $ 7.92187    $ 8.87097            0
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00984    $10.82889            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2007 to 12/31/2007.........  $10.82889    $12.47484            0
    01/01/2008 to 12/31/2008.........  $12.47484    $ 6.83160            0
    01/01/2009 to 12/31/2009.........  $ 6.83160    $ 8.71894            0
    01/01/2010 to 12/31/2010.........  $ 8.71894    $ 9.47217            0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.90941    $11.49327            0
    01/01/2007 to 12/31/2007.........  $11.49327    $11.45739      301,914
    01/01/2008 to 12/31/2008.........  $11.45739    $ 9.23119      349,586
    01/01/2009 to 12/31/2009.........  $ 9.23119    $11.01602      377,710
    01/01/2010 to 12/31/2010.........  $11.01602    $11.56220      376,904
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08356    $10.28302            0
    01/01/2010 to 12/31/2010.........  $10.28302    $11.19487            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14494    $10.29281            0
    01/01/2010 to 12/31/2010.........  $10.29281    $11.44781          885
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.07550    $12.73435            0
    01/01/2007 to 12/31/2007.........  $12.73435    $13.62815            0
    01/01/2008 to 12/31/2008.........  $13.62815    $ 7.81267            0
    01/01/2009 to 12/31/2009.........  $ 7.81267    $10.38229            0
    01/01/2010 to 12/31/2010.........  $10.38229    $10.88206            0
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.04913    $12.17354            0
    01/01/2007 to 12/31/2007.........  $12.17354    $11.54866            0
    01/01/2008 to 12/31/2008.........  $11.54866    $ 6.60817            0
    01/01/2009 to 12/31/2009.........  $ 6.60817    $ 7.71877            0
    01/01/2010 to 12/31/2010.........  $ 7.71877    $ 8.54237            0
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.18232    $10.63464            0
    01/01/2007 to 12/31/2007.........  $10.63464    $11.03240            0
    01/01/2008 to 12/31/2008.........  $11.03240    $ 8.28063            0
    01/01/2009 to 12/31/2009.........  $ 8.28063    $10.90085            0
    01/01/2010 to 12/31/2010.........  $10.90085    $12.09106            0
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.12177    $11.38185            0
    01/01/2007 to 12/31/2007.........  $11.38185    $12.79579            0
    01/01/2008 to 12/31/2008.........  $12.79579    $ 7.05018            0
    01/01/2009 to 12/31/2009.........  $ 7.05018    $ 8.94686            0
    01/01/2010 to 12/31/2010.........  $ 8.94686    $10.47834            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.41248    $12.67817         0
    01/01/2007 to 12/31/2007.........  $12.67817    $13.56337         0
    01/01/2008 to 12/31/2008.........  $13.56337    $ 8.75586         0
    01/01/2009 to 12/31/2009.........  $ 8.75586    $11.26126         0
    01/01/2010 to 12/31/2010.........  $11.26126    $12.34035         0
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.02534    $11.48567         0
    01/01/2007 to 12/31/2007.........  $11.48567    $12.92858         0
    01/01/2008 to 12/31/2008.........  $12.92858    $ 8.05364         0
    01/01/2009 to 12/31/2009.........  $ 8.05364    $ 9.79086         0
    01/01/2010 to 12/31/2010.........  $ 9.79086    $10.79966         0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.02794    $11.51347         0
    01/01/2007 to 12/31/2007.........  $11.51347    $11.56862         0
    01/01/2008 to 12/31/2008.........  $11.56862    $ 7.00032         0
    01/01/2009 to 12/31/2009.........  $ 7.00032    $ 9.50836         0
    01/01/2010 to 12/31/2010.........  $ 9.50836    $11.49463         0
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99935    $10.17121         0
    01/01/2007 to 12/31/2007.........  $10.17121    $10.43398         0
    01/01/2008 to 12/31/2008.........  $10.43398    $10.46036         0
    01/01/2009 to 12/31/2009.........  $10.46036    $10.25552         0
    01/01/2010 to 12/31/2010.........  $10.25552    $10.03229         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.63310    $11.73524         0
    01/01/2007 to 12/31/2007.........  $11.73524    $11.83935         0
    01/01/2008 to 12/31/2008.........  $11.83935    $ 6.68549         0
    01/01/2009 to 12/31/2009.........  $ 6.68549    $ 9.19594         0
    01/01/2010 to 12/31/2010.........  $ 9.19594    $11.10141         0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.33643    $12.58620         0
    01/01/2007 to 12/31/2007.........  $12.58620    $15.04070         0
    01/01/2008 to 12/31/2008.........  $15.04070    $ 8.35729         0
    01/01/2009 to 12/31/2009.........  $ 8.35729    $10.60820         0
    01/01/2010 to 12/31/2010.........  $10.60820    $13.35009         0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.47605    $10.81666         0
    01/01/2007 to 12/31/2007.........  $10.81666    $12.55697         0
    01/01/2008 to 12/31/2008.........  $12.55697    $ 7.05627         0
    01/01/2009 to 12/31/2009.........  $ 7.05627    $ 8.45808         0
    01/01/2010 to 12/31/2010.........  $ 8.45808    $ 9.94865         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10092    $ 5.55970             0
    01/01/2009 to 12/31/2009.........  $ 5.55970    $ 9.05407             0
    01/01/2010 to 12/31/2010.........  $ 9.05407    $10.82692             0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.01081    $10.16415             0
    01/01/2007 to 12/31/2007.........  $10.16415    $10.61523             0
    01/01/2008 to 12/31/2008.........  $10.61523    $10.49732             0
    01/01/2009 to 12/31/2009.........  $10.49732    $11.31653             0
    01/01/2010 to 12/31/2010.........  $11.31653    $11.49897             0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97082    $10.26474             0
    01/01/2007 to 12/31/2007.........  $10.26474    $10.87171             0
    01/01/2008 to 12/31/2008.........  $10.87171    $10.39223             0
    01/01/2009 to 12/31/2009.........  $10.39223    $11.84329         1,354
    01/01/2010 to 12/31/2010.........  $11.84329    $12.47663         1,353
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.18649    $10.59390       497,956
    01/01/2007 to 12/31/2007.........  $10.59390    $11.26294     1,319,704
    01/01/2008 to 12/31/2008.........  $11.26294    $ 8.86866     1,865,612
    01/01/2009 to 12/31/2009.........  $ 8.86866    $10.41144     3,275,055
    01/01/2010 to 12/31/2010.........  $10.41144    $11.25882     2,956,420
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.61055    $11.40033             0
    01/01/2007 to 12/31/2007.........  $11.40033    $11.38033             0
    01/01/2008 to 12/31/2008.........  $11.38033    $ 6.82050             0
    01/01/2009 to 12/31/2009.........  $ 6.82050    $ 8.12604             0
    01/01/2010 to 12/31/2010.........  $ 8.12604    $ 9.14329             0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.43974    $11.01325             0
    01/01/2007 to 12/31/2007.........  $11.01325    $11.73026        99,324
    01/01/2008 to 12/31/2008.........  $11.73026    $ 8.00838        94,965
    01/01/2009 to 12/31/2009.........  $ 8.00838    $ 9.97919       203,554
    01/01/2010 to 12/31/2010.........  $ 9.97919    $10.91252       281,952
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90465    $ 9.87625             0
    01/01/2007 to 12/31/2007.........  $ 9.87625    $10.34839             0
    01/01/2008 to 12/31/2008.........  $10.34839    $ 6.57832             0
    01/01/2009 to 12/31/2009.........  $ 6.57832    $ 8.61513             0
    01/01/2010 to 12/31/2010.........  $ 8.61513    $11.49409             0
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.92633    $12.44163             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2007 to 12/31/2007.........  $12.44163    $11.48395             0
    01/01/2008 to 12/31/2008.........  $11.48395    $ 7.89338             0
    01/01/2009 to 12/31/2009.........  $ 7.89338    $ 9.80392             0
    01/01/2010 to 12/31/2010.........  $ 9.80392    $12.08066             0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.67335    $11.33991        13,042
    01/01/2007 to 12/31/2007.........  $11.33991    $11.79020     1,168,970
    01/01/2008 to 12/31/2008.........  $11.79020    $ 8.53907       854,993
    01/01/2009 to 12/31/2009.........  $ 8.53907    $10.36705       868,302
    01/01/2010 to 12/31/2010.........  $10.36705    $11.30851       861,448
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.51777    $ 9.77542             0
    01/01/2007 to 12/31/2007.........  $ 9.77542    $10.48123             0
    01/01/2008 to 12/31/2008.........  $10.48123    $10.00096             0
    01/01/2009 to 12/31/2009.........  $10.00096    $10.96586             0
    01/01/2010 to 12/31/2010.........  $10.96586    $11.34046             0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93969    $10.42785             0
    01/01/2007 to 12/31/2007.........  $10.42785    $11.03694             0
    01/01/2008 to 12/31/2008.........  $11.03694    $ 6.41495             0
    01/01/2009 to 12/31/2009.........  $ 6.41495    $ 9.62234             0
    01/01/2010 to 12/31/2010.........  $ 9.62234    $10.89854             0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.72060    $13.23998             0
    01/01/2007 to 12/31/2007.........  $13.23998    $18.19215             0
    01/01/2008 to 12/31/2008.........  $18.19215    $ 8.89797             0
    01/01/2009 to 12/31/2009.........  $ 8.89797    $12.99675             0
    01/01/2010 to 12/31/2010.........  $12.99675    $15.31064             0
 AST VALUE PORTFOLIOFORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.50768    $12.69696             0
    01/01/2007 to 12/31/2007.........  $12.69696    $12.56242             0
    01/01/2008 to 12/31/2008.........  $12.56242    $ 7.70297             0
    01/01/2009 to 12/31/2009.........  $ 7.70297    $ 8.90897             0
    01/01/2010 to 12/31/2010.........  $ 8.90897    $ 9.79708             0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99817    $ 9.97260             0
    01/01/2008 to 12/31/2008.........  $ 9.97260    $ 9.24479             0
    01/01/2009 to 12/31/2009.........  $ 9.24479    $10.09286             0
    01/01/2010 to 12/31/2010.........  $10.09286    $10.64051             0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07796    $ 6.61789        61,258

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 6.61789    $ 8.41819      104,719
    01/01/2010 to 12/31/2010.........  $ 8.41819    $ 9.07616      130,503
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08884    $ 7.64224            0
    01/01/2009 to 12/31/2009.........  $ 7.64224    $ 9.08601            0
    01/01/2010 to 12/31/2010.........  $ 9.08601    $10.42895            0
 PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008........  $10.26785    $ 7.01551            0
    01/01/2009 to 12/31/2009.........  $ 7.01551    $ 8.97465            0
    01/01/2010 to 12/31/2010.........  $ 8.97465    $10.65472            0
 PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008........  $10.38554    $ 5.25170            0
    01/01/2009 to 12/31/2009.........  $ 5.25170    $ 5.90700            0
    01/01/2010 to 12/31/2010.........  $ 5.90700    $ 6.40853            0
 PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008........  $10.15177    $ 8.30434            0
    01/01/2009 to 12/31/2009.........  $ 8.30434    $ 9.70984            0
    01/01/2010 to 12/31/2010.........  $ 9.70984    $ 9.76625            0
 PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008........  $10.16527    $ 6.07345            0
    01/01/2009 to 12/31/2009.........  $ 6.07345    $ 7.37123            0
    01/01/2010 to 12/31/2010.........  $ 7.37123    $ 8.92120            0
 PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11050    $ 6.69076            0
    01/01/2009 to 12/31/2009.........  $ 6.69076    $ 8.48914            0
    01/01/2010 to 12/31/2010.........  $ 8.48914    $ 9.39705            0
 PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.24128    $ 6.24766            0
    01/01/2009 to 12/31/2009.........  $ 6.24766    $ 7.29948            0
    01/01/2010 to 12/31/2010.........  $ 7.29948    $ 8.05941            0
 PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.07228    $ 6.17594            0
    01/01/2009 to 12/31/2009.........  $ 6.17594    $ 8.35444            0
    01/01/2010 to 12/31/2010.........  $ 8.35444    $10.49265            0
 PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.18826    $ 6.43929            0
    01/01/2009 to 12/31/2009.........  $ 6.43929    $ 8.24187            0
    01/01/2010 to 12/31/2010.........  $ 8.24187    $ 9.70911            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008........  $10.25876    $ 5.49689         0
    01/01/2009 to 12/31/2009.........  $ 5.49689    $ 6.87569         0
    01/01/2010 to 12/31/2010.........  $ 6.87569    $ 8.38477         0
 PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11340    $ 6.78354         0
    01/01/2009 to 12/31/2009.........  $ 6.78354    $ 8.37044         0
    01/01/2010 to 12/31/2010.........  $ 8.37044    $10.29229         0
 PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.22840    $ 7.15156         0
    01/01/2009 to 12/31/2009.........  $ 7.15156    $ 8.42108         0
    01/01/2010 to 12/31/2010.........  $ 8.42108    $10.05617         0
 PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008........  $10.27798    $ 7.24083         0
    01/01/2009 to 12/31/2009.........  $ 7.24083    $ 7.59983         0
    01/01/2010 to 12/31/2010.........  $ 7.59983    $ 8.59861         0
 PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008........  $10.09843    $ 7.18768         0
    01/01/2009 to 12/31/2009.........  $ 7.18768    $ 7.78417         0
    01/01/2010 to 12/31/2010.........  $ 7.78417    $ 8.06597         0



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (2.30%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........   $7.77136    $ 9.45889     4,634,630
    01/01/2010 to 12/31/2010.........   $9.45889    $10.35258     5,137,364
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........   $7.78104    $ 9.61143     1,777,502
    01/01/2010 to 12/31/2010.........   $9.61143    $10.68319     2,019,590
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........   $6.75998    $ 8.56459        39,138
    01/01/2010 to 12/31/2010.........   $8.56459    $ 9.59753        71,363
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........   $6.17931    $ 7.88518       196,455
    01/01/2010 to 12/31/2010.........   $7.88518    $ 8.72888       165,639
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009.........   $6.74995    $ 8.12654        39,583
    01/01/2010 to 12/31/2010.........   $8.12654    $ 8.96759        72,779
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........   $6.81667    $ 8.42035        31,911
    01/01/2010 to 12/31/2010.........   $8.42035    $ 9.37086        45,310
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........   $8.08500    $ 9.70059     3,064,712
    01/01/2010 to 12/31/2010.........   $9.70059    $10.65023     3,948,773
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........   $7.58366    $ 9.28814     5,711,545
    01/01/2010 to 12/31/2010.........   $9.28814    $10.29386     6,530,490

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.74440    $ 8.27102       539,801
    01/01/2010 to 12/31/2010.........  $ 8.27102    $ 9.24479     1,143,600
    AST CLS Moderate Asset
      Allocation Portfolio...........
    05/01/2009 to 12/31/2009.........  $ 7.43108    $ 8.82485       737,299
    01/01/2010 to 12/31/2010.........  $ 8.82485    $ 9.65463     1,444,005
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.79233    $10.23905        13,457
    01/01/2010 to 12/31/2010.........  $10.23905    $12.88076        18,915
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.13483    $ 9.27013        13,008
    01/01/2010 to 12/31/2010.........  $ 9.27013    $12.01118        17,888
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.43009    $ 8.85972       106,110
    01/01/2010 to 12/31/2010.........  $ 8.85972    $ 9.81450       239,549
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.06217    $ 8.66215       970,053
    01/01/2010 to 12/31/2010.........  $ 8.66215    $ 9.68378     1,094,089
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.66739    $ 8.10732     1,532,700
    01/01/2010 to 12/31/2010.........  $ 8.10732    $ 9.43250     1,911,779
 AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.70322    $ 8.05116        11,445
    01/01/2010 to 12/31/2010.........  $ 8.05116    $ 9.46002        24,643
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.56640    $10.93431        43,192
    01/01/2010 to 12/31/2010.........  $10.93431    $11.78814        53,396
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.46701    $11.33587        50,108
    01/01/2010 to 12/31/2010.........  $11.33587    $13.27803        74,901
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.37800    $ 9.44641        10,566
    01/01/2010 to 12/31/2010.........  $ 9.44641    $11.70578        19,745
 AST HIGH YIELD PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    05/01/2009 to 12/31/2009.........  $ 8.19007    $10.22092       18,211
    01/01/2010 to 12/31/2010.........  $10.22092    $11.33996       28,487
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.22661    $ 8.80420      492,765
    01/01/2010 to 12/31/2010.........  $ 8.80420    $ 9.79553      752,454
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.74207    $ 9.14789      502,973
    01/01/2010 to 12/31/2010.........  $ 9.14789    $ 9.97940      724,144
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.05136    $ 7.90775       34,217
    01/01/2010 to 12/31/2010.........  $ 7.90775    $ 8.85072       40,087
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.72862    $ 8.70312       26,080
    01/01/2010 to 12/31/2010.........  $ 8.70312    $ 9.45037       37,505
 AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009* to 12/31/2009........  $ 9.98124    $10.83253        1,635
    01/01/2010 to 12/31/2010.........  $10.83253    $11.73376        6,091
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.50670    $10.99024      491,443
    01/01/2010 to 12/31/2010.........  $10.99024    $11.52951      515,178
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08352    $10.28234            0
    01/01/2010 to 12/31/2010.........  $10.28234    $11.18859       12,626
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14490    $10.29213            0
    01/01/2010 to 12/31/2010.........  $10.29213    $11.44159        5,126
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.72894    $10.35804      142,828
    01/01/2010 to 12/31/2010.........  $10.35804    $10.85122       97,893
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.09303    $ 7.70055        7,953
    01/01/2010 to 12/31/2010.........  $ 7.70055    $ 8.51795        4,112
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.04118    $10.87532       24,230
    01/01/2010 to 12/31/2010.........  $10.87532    $12.05706       31,946

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.03373    $ 8.92597       155,405
    01/01/2010 to 12/31/2010.........  $ 8.92597    $10.44883        97,355
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.47709    $11.23486        57,798
    01/01/2010 to 12/31/2010.........  $11.23486    $12.30530       124,310
 AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.07069    $ 9.76781         7,646
    01/01/2010 to 12/31/2010.........  $ 9.76781    $10.76895        12,348
 AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.16823    $ 9.48619        13,814
    01/01/2010 to 12/31/2010.........  $ 9.48619    $11.46229        17,737
 AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.38695    $10.23676        21,842
    01/01/2010 to 12/31/2010.........  $10.23676    $10.00912        68,352
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.78418    $ 9.17426        90,627
    01/01/2010 to 12/31/2010.........  $ 9.17426    $11.06988        85,558
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.55048    $10.58299        58,714
    01/01/2010 to 12/31/2010.........  $10.58299    $13.31188       100,724
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.95597    $ 8.43830        17,360
    01/01/2010 to 12/31/2010.........  $ 8.43830    $ 9.92054        18,659
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.15570    $ 9.04757       181,323
    01/01/2010 to 12/31/2010.........  $ 9.04757    $10.81385       328,792
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.77261    $11.29002        29,049
    01/01/2010 to 12/31/2010.........  $11.29002    $11.46655        31,539
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.69261    $11.82223       353,561
    01/01/2010 to 12/31/2010.........  $11.82223    $12.44845       853,716
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.98180    $10.39060     1,642,238

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $10.39060    $11.23093     1,684,823
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.38701    $ 8.10701        36,891
    01/01/2010 to 12/31/2010.........  $ 8.10701    $ 9.11744        54,039
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.11341    $ 9.95586       897,972
    01/01/2010 to 12/31/2010.........  $ 9.95586    $10.88156     1,422,432
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.56087    $ 8.59961        59,475
    01/01/2010 to 12/31/2010.........  $ 8.59961    $11.46782        35,079
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.54854    $ 9.78101         9,018
    01/01/2010 to 12/31/2010.........  $ 9.78101    $12.04659         9,707
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.55844    $10.34266     1,395,565
    01/01/2010 to 12/31/2010.........  $10.34266    $11.27647     1,658,234
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.88095    $10.94031        25,100
    01/01/2010 to 12/31/2010.........  $10.94031    $11.30855        37,393
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.29776    $ 9.60494       180,759
    01/01/2010 to 12/31/2010.........  $ 9.60494    $10.87354       148,566
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.72209    $12.96586        34,738
    01/01/2010 to 12/31/2010.........  $12.96586    $15.26697       168,286
 AST VALUE PORTFOLIOFORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.04435    $ 8.88795        22,055
    01/01/2010 to 12/31/2010.........  $ 8.88795    $ 9.76915        27,202
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.37401    $10.08246       174,062
    01/01/2010 to 12/31/2010.........  $10.08246    $10.62443       154,181
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009.........  $ 6.61258    $ 8.41122     1,019,921
    01/01/2010 to 12/31/2010.........  $ 8.41122    $ 9.06421     1,782,273

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2009 to 12/31/2009.........   $7.25240    $ 9.07838            0
    01/01/2010 to 12/31/2010.........   $9.07838    $10.41504        2,926
 PROFUND VP CONSUMER SERVICES
    05/01/2009 to 12/31/2009.........   $7.26069    $ 8.96734            0
    01/01/2010 to 12/31/2010.........   $8.96734    $10.64073            0
 PROFUND VP FINANCIALS
    05/01/2009 to 12/31/2009.........   $4.50852    $ 5.90194       24,910
    01/01/2010 to 12/31/2010.........   $5.90194    $ 6.39982       37,855
 PROFUND VP HEALTH CARE
    05/01/2009 to 12/31/2009.........   $7.57912    $ 9.70197        6,837
    01/01/2010 to 12/31/2010.........   $9.70197    $ 9.75359       10,548
 PROFUND VP INDUSTRIALS
    05/01/2009 to 12/31/2009.........   $5.83387    $ 7.36531            0
    01/01/2010 to 12/31/2010.........   $7.36531    $ 8.90963          329
 PROFUND VP LARGE-CAP GROWTH
    05/01/2009 to 12/31/2009.........   $6.76298    $ 8.48227        7,864
    01/01/2010 to 12/31/2010.........   $8.48227    $ 9.38481        7,864
 PROFUND VP LARGE-CAP VALUE
    05/01/2009 to 12/31/2009.........   $5.76999    $ 7.29354        3,825
    01/01/2010 to 12/31/2010.........   $7.29354    $ 8.04896        3,825
 PROFUND VP MID-CAP GROWTH
    05/01/2009 to 12/31/2009.........   $6.59495    $ 8.34760        1,432
    01/01/2010 to 12/31/2010.........   $8.34760    $10.47890        5,452
 PROFUND VP MID-CAP VALUE
    05/01/2009 to 12/31/2009.........   $6.40378    $ 8.23508          936
    01/01/2010 to 12/31/2010.........   $8.23508    $ 9.69632        5,333
 PROFUND VP REAL ESTATE
    05/01/2009 to 12/31/2009.........   $4.71429    $ 6.86993       15,858
    01/01/2010 to 12/31/2010.........   $6.86993    $ 8.37375       20,426
 PROFUND VP SMALL-CAP GROWTH
    05/01/2009 to 12/31/2009.........   $6.66105    $ 8.36346          763
    01/01/2010 to 12/31/2010.........   $8.36346    $10.27873        4,732
 PROFUND VP SMALL-CAP VALUE
    05/01/2009 to 12/31/2009.........   $6.76374    $ 8.41420        1,322
    01/01/2010 to 12/31/2010.........   $8.41420    $10.04307        5,425

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP TELECOMMUNICATIONS
    05/01/2009 to 12/31/2009.........   $7.00325     $7.59368          31
    01/01/2010 to 12/31/2010.........   $7.59368     $8.58751       2,197
 PROFUND VP UTILITIES
    05/01/2009 to 12/31/2009.........   $6.50322     $7.77777          30
    01/01/2010 to 12/31/2010.........   $7.77777     $8.05537         235



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV AND HD GRO (2.35%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.00339    $ 7.76927     3,045,794
    01/01/2009 to 12/31/2009.........  $ 7.76927    $ 9.43986     4,252,347
    01/01/2010 to 12/31/2010.........  $ 9.43986    $10.32669     4,627,984
 AST ADVANCED STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.84353    $ 7.78052       263,677
    01/01/2009 to 12/31/2009.........  $ 7.78052    $ 9.59354     1,512,563
    01/01/2010 to 12/31/2010.........  $ 9.59354    $10.65815     1,845,579
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.96596    $ 6.81165         1,859
    01/01/2009 to 12/31/2009.........  $ 6.81165    $ 8.54740       170,491
    01/01/2010 to 12/31/2010.........  $ 8.54740    $ 9.57358       155,762
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.67952    $ 6.50390             0
    01/01/2009 to 12/31/2009.........  $ 6.50390    $ 7.86669        41,306
    01/01/2010 to 12/31/2010.........  $ 7.86669    $ 8.70417        66,947
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.13540    $ 6.96213           601
    01/01/2009 to 12/31/2009.........  $ 6.96213    $ 8.10749        15,876
    01/01/2010 to 12/31/2010.........  $ 8.10749    $ 8.94216        17,185
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.61362    $ 7.30050             0
    01/01/2009 to 12/31/2009.........  $ 7.30050    $ 8.40065         9,247
    01/01/2010 to 12/31/2010.........  $ 8.40065    $ 9.34431        11,631
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.01908    $ 8.03637     1,223,367

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 8.03637    $ 9.68123     6,554,519
    01/01/2010 to 12/31/2010.........  $ 9.68123    $10.62384     7,582,411
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99873    $ 9.33072             0
    01/01/2010 to 12/31/2010.........  $ 9.33072    $10.08070             0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99810    $11.97817       160,035
    01/01/2009 to 12/31/2009.........  $11.97817    $10.99506       157,323
    01/01/2010 to 12/31/2010.........  $10.99506    $11.94428        79,553
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99810    $12.04667        56,653
    01/01/2009 to 12/31/2009.........  $12.04667    $10.86376        55,243
    01/01/2010 to 12/31/2010.........  $10.86376    $11.82023       117,733
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99873    $ 8.74446             0
    01/01/2010 to 12/31/2010.........  $ 8.74446    $ 9.55565        48,213
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99745    $10.95270        70,632
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.09446    $ 7.56990     2,960,461
    01/01/2009 to 12/31/2009.........  $ 7.56990    $ 9.26952     5,034,909
    01/01/2010 to 12/31/2010.........  $ 9.26952    $10.26814     6,212,739
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09909    $ 6.66807         5,529
    01/01/2009 to 12/31/2009.........  $ 6.66807    $ 8.26425       543,791
    01/01/2010 to 12/31/2010.........  $ 8.26425    $ 9.23272       948,470
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08091    $ 7.31419        12,428
    01/01/2009 to 12/31/2009.........  $ 7.31419    $ 8.81771     1,331,992
    01/01/2010 to 12/31/2010.........  $ 8.81771    $ 9.64205     1,541,048
 AST COHEN & STEERS REALTY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.51858    $ 7.92476             0
    01/01/2009 to 12/31/2009.........  $ 7.92476    $10.21482        13,319
    01/01/2010 to 12/31/2010.........  $10.21482    $12.84404        26,665
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 07/18/2008.........  $ 8.78743    $ 8.56357             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.65240    $ 7.13539             0
    01/01/2009 to 12/31/2009.........  $ 7.13539    $ 9.24860        13,291
    01/01/2010 to 12/31/2010.........  $ 9.24860    $11.97731        14,714
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIOFORMERLY, AST NIEMANN CAPITAL
   GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10342    $ 7.47374         1,927
    01/01/2009 to 12/31/2009.........  $ 7.47374    $ 8.85245       180,716
    01/01/2010 to 12/31/2010.........  $ 8.85245    $ 9.80162       264,585
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.64317    $ 7.14500       102,219
    01/01/2009 to 12/31/2009.........  $ 7.14500    $ 8.64605       963,011
    01/01/2010 to 12/31/2010.........  $ 8.64605    $ 9.66094     1,503,201
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.57155    $ 6.57477       259,185
    01/01/2009 to 12/31/2009.........  $ 6.57477    $ 8.09236     1,950,413
    01/01/2010 to 12/31/2010.........  $ 8.09236    $ 9.41046     2,836,532
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99810    $ 7.45069         3,713
    01/01/2009 to 11/13/2009.........  $ 7.45069    $ 8.28568             0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17477    $ 6.09515             0
    01/01/2009 to 12/31/2009.........  $ 6.09515    $ 8.04541        12,087
    01/01/2010 to 12/31/2010.........  $ 8.04541    $ 9.44866        17,206
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.44362    $ 7.47329             0
    01/01/2009 to 12/31/2009.........  $ 7.47329    $10.90871        50,148
    01/01/2010 to 12/31/2010.........  $10.90871    $11.75486        72,164
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.49991    $ 7.36813             0
    01/01/2009 to 12/31/2009.........  $ 7.36813    $11.30917        47,164
    01/01/2010 to 12/31/2010.........  $11.30917    $13.24024        66,611
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03298    $ 7.61665             0
    01/01/2009 to 12/31/2009.........  $ 7.61665    $ 9.43976         9,418
    01/01/2010 to 12/31/2010.........  $ 9.43976    $11.69193        28,045
 AST HIGH YIELD PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.46961    $ 7.69933             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.69933    $10.19721        14,037
    01/01/2010 to 12/31/2010.........  $10.19721    $11.30809        29,013
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11161    $ 7.10816         3,592
    01/01/2009 to 12/31/2009.........  $ 7.10816    $ 8.79688       403,988
    01/01/2010 to 12/31/2010.........  $ 8.79688    $ 9.78253       516,166
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08910    $ 7.58219         2,383
    01/01/2009 to 12/31/2009.........  $ 7.58219    $ 9.14036       681,549
    01/01/2010 to 12/31/2010.........  $ 9.14036    $ 9.96633     1,076,636
 AST INTERNATIONAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.94369    $ 5.97163           986
    01/01/2009 to 12/31/2009.........  $ 5.97163    $ 7.89352        29,416
    01/01/2010 to 12/31/2010.........  $ 7.89352    $ 8.83058        39,816
 AST INTERNATIONAL VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.11481    $ 6.81369             0
    01/01/2009 to 12/31/2009.........  $ 6.81369    $ 8.68753        20,688
    01/01/2010 to 12/31/2010.........  $ 8.68753    $ 9.42890        35,676
 AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009* to 12/31/2009........  $ 9.98123    $10.82907             0
    01/01/2010 to 12/31/2010.........  $10.82907    $11.72425           904
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.69592    $ 9.19703       139,590
    01/01/2009 to 12/31/2009.........  $ 9.19703    $10.96455       628,069
    01/01/2010 to 12/31/2010.........  $10.96455    $11.49692       724,178
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08348    $10.28169             0
    01/01/2010 to 12/31/2010.........  $10.28169    $11.18250         6,898
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14486    $10.29149         6,043
    01/01/2010 to 12/31/2010.........  $10.29149    $11.43520        41,637
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.33802    $ 7.78368             0
    01/01/2009 to 12/31/2009.........  $ 7.78368    $10.33368        40,215
    01/01/2010 to 12/31/2010.........  $10.33368    $10.82050        80,230
 AST LARGE-CAP VALUE PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/28/2008 to 12/31/2008.........  $10.89007    $ 6.58358            0
    01/01/2009 to 12/31/2009.........  $ 6.58358    $ 7.68247       13,686
    01/01/2010 to 12/31/2010.........  $ 7.68247    $ 8.49390       33,680
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.75531    $ 8.24992            0
    01/01/2009 to 12/31/2009.........  $ 8.24992    $10.84970       10,596
    01/01/2010 to 12/31/2010.........  $10.84970    $12.02269       13,060
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.47334    $ 7.02395          561
    01/01/2009 to 12/31/2009.........  $ 7.02395    $ 8.90497       22,035
    01/01/2010 to 12/31/2010.........  $ 8.90497    $10.41910       32,195
 AST MFS GLOBAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.33849    $ 8.72326            0
    01/01/2009 to 12/31/2009.........  $ 8.72326    $11.20837        9,611
    01/01/2010 to 12/31/2010.........  $11.20837    $12.27036       20,031
 AST MFS GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.77794    $ 8.02380            0
    01/01/2009 to 12/31/2009.........  $ 8.02380    $ 9.74490        4,945
    01/01/2010 to 12/31/2010.........  $ 9.74490    $10.73856        9,079
 AST MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.67601    $ 6.97427            0
    01/01/2009 to 12/31/2009.........  $ 6.97427    $ 9.46381        8,801
    01/01/2010 to 12/31/2010.........  $ 9.46381    $11.42956       11,219
 AST MONEY MARKET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.43274    $10.43309            0
    01/01/2009 to 12/31/2009.........  $10.43309    $10.21844      118,897
    01/01/2010 to 12/31/2010.........  $10.21844    $ 9.98629      116,542
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.70352    $ 6.66062            0
    01/01/2009 to 12/31/2009.........  $ 6.66062    $ 9.15272       24,697
    01/01/2010 to 12/31/2010.........  $ 9.15272    $11.03847       41,087
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $13.23005    $ 8.32629          469
    01/01/2009 to 12/31/2009.........  $ 8.32629    $10.55846        5,598
    01/01/2010 to 12/31/2010.........  $10.55846    $13.27452        7,620
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.86764    $ 7.03005            0
    01/01/2009 to 12/31/2009.........  $ 7.03005    $ 8.41842        2,705
    01/01/2010 to 12/31/2010.........  $ 8.41842    $ 9.89236        3,842

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10084    $ 5.55714           325
    01/01/2009 to 12/31/2009.........  $ 5.55714    $ 9.04108        55,402
    01/01/2010 to 12/31/2010.........  $ 9.04108    $10.80079        76,512
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.87394    $10.45803             0
    01/01/2009 to 12/31/2009.........  $10.45803    $11.26320        17,914
    01/01/2010 to 12/31/2010.........  $11.26320    $11.43373        26,072
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.13019    $10.36496         1,005
    01/01/2009 to 12/31/2009.........  $10.36496    $11.80051       466,235
    01/01/2010 to 12/31/2010.........  $11.80051    $12.41950       657,967
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.99114    $ 8.84173       645,830
    01/01/2009 to 12/31/2009.........  $ 8.84173    $10.36969     3,494,528
    01/01/2010 to 12/31/2010.........  $10.36969    $11.20278     4,162,296
 AST QMA US EQUITY ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.43597    $ 6.79519             0
    01/01/2009 to 12/31/2009.........  $ 6.79519    $ 8.08794         2,415
    01/01/2010 to 12/31/2010.........  $ 8.08794    $ 9.09147        11,783
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.04473    $ 7.97865        30,392
    01/01/2009 to 12/31/2009.........  $ 7.97865    $ 9.93257       736,844
    01/01/2010 to 12/31/2010.........  $ 9.93257    $10.85093     1,274,924
 AST SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.25949    $ 6.56108           587
    01/01/2009 to 12/31/2009.........  $ 6.56108    $ 8.58389         7,475
    01/01/2010 to 12/31/2010.........  $ 8.58389    $11.44129        13,593
 AST SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.65428    $ 7.86404             0
    01/01/2009 to 12/31/2009.........  $ 7.86404    $ 9.75803         8,423
    01/01/2010 to 12/31/2010.........  $ 9.75803    $12.01245        13,701
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.20378    $ 8.50729        82,881
    01/01/2009 to 12/31/2009.........  $ 8.50729    $10.31836       713,198
    01/01/2010 to 12/31/2010.........  $10.31836    $11.24440     1,121,419
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.69588    $ 9.96399           272

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 9.96399    $10.91472        29,565
    01/01/2010 to 12/31/2010.........  $10.91472    $11.27667        44,913
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.82814    $ 6.39820             0
    01/01/2009 to 12/31/2009.........  $ 6.39820    $ 9.58786        32,361
    01/01/2010 to 12/31/2010.........  $ 9.58786    $10.84896        54,510
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $16.32873    $ 8.86480             0
    01/01/2009 to 12/31/2009.........  $ 8.86480    $12.93549        73,664
    01/01/2010 to 12/31/2010.........  $12.93549    $15.22376       126,830
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.70935    $ 7.67442             0
    01/01/2009 to 12/31/2009.........  $ 7.67442    $ 8.86726         8,484
    01/01/2010 to 12/31/2010.........  $ 8.86726    $ 9.74163         3,574
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.22244    $ 9.23456             0
    01/01/2009 to 12/31/2009.........  $ 9.23456    $10.07192        80,753
    01/01/2010 to 12/31/2010.........  $10.07192    $10.60805       137,974
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07793    $ 6.61353         6,369
    01/01/2009 to 12/31/2009.........  $ 6.61353    $ 8.40437       632,509
    01/01/2010 to 12/31/2010.........  $ 8.40437    $ 9.05230     1,162,191
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08881    $ 7.63721             0
    01/01/2009 to 12/31/2009.........  $ 7.63721    $ 9.07106             0
    01/01/2010 to 12/31/2010.........  $ 9.07106    $10.40165             0
 PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008........  $10.26782    $ 7.01089           291
    01/01/2009 to 12/31/2009.........  $ 7.01089    $ 8.95999             0
    01/01/2010 to 12/31/2010.........  $ 8.95999    $10.62684             0
 PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008........  $10.38552    $ 5.24829             0
    01/01/2009 to 12/31/2009.........  $ 5.24829    $ 5.89726             0
    01/01/2010 to 12/31/2010.........  $ 5.89726    $ 6.39174             0
 PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008........  $10.15174    $ 8.29892           276
    01/01/2009 to 12/31/2009.........  $ 8.29892    $ 9.69400             0
    01/01/2010 to 12/31/2010.........  $ 9.69400    $ 9.74078             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008........  $10.16525    $ 6.06953        319
    01/01/2009 to 12/31/2009.........  $ 6.06953    $ 7.35928          0
    01/01/2010 to 12/31/2010.........  $ 7.35928    $ 8.89801          0
 PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11048    $ 6.68634          0
    01/01/2009 to 12/31/2009.........  $ 6.68634    $ 8.47530          0
    01/01/2010 to 12/31/2010.........  $ 8.47530    $ 9.37259          0
 PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.24125    $ 6.24347          0
    01/01/2009 to 12/31/2009.........  $ 6.24347    $ 7.28739          0
    01/01/2010 to 12/31/2010.........  $ 7.28739    $ 8.03823          0
 PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.07225    $ 6.17185          0
    01/01/2009 to 12/31/2009.........  $ 6.17185    $ 8.34071          0
    01/01/2010 to 12/31/2010.........  $ 8.34071    $10.46522          0
 PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.18823    $ 6.43513          0
    01/01/2009 to 12/31/2009.........  $ 6.43513    $ 8.22837          0
    01/01/2010 to 12/31/2010.........  $ 8.22837    $ 9.68372          0
 PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008........  $10.25873    $ 5.49330          0
    01/01/2009 to 12/31/2009.........  $ 5.49330    $ 6.86444          0
    01/01/2010 to 12/31/2010.........  $ 6.86444    $ 8.36296          0
 PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11338    $ 6.77909          0
    01/01/2009 to 12/31/2009.........  $ 6.77909    $ 8.35679          0
    01/01/2010 to 12/31/2010.........  $ 8.35679    $10.26535          0
 PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.22837    $ 7.14678          0
    01/01/2009 to 12/31/2009.........  $ 7.14678    $ 8.40716          0
    01/01/2010 to 12/31/2010.........  $ 8.40716    $10.02984          0
 PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008........  $10.27795    $ 7.23615        317
    01/01/2009 to 12/31/2009.........  $ 7.23615    $ 7.58749          0
    01/01/2010 to 12/31/2010.........  $ 7.58749    $ 8.57621          0
 PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008........  $10.09840    $ 7.18288          0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........   $7.18288     $7.77133         0
    01/01/2010 to 12/31/2010.........   $7.77133     $8.04473         0



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

   ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT, AND COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
 (2.60%) OR LIFETIME FIVE INCOME BENEFIT AND HIGHEST DAILY VALUE DEATH BENEFIT
                 (2.60%) OR HD GRO 60 BPS AND COMBO DB (2.60%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.37006    $10.90518     4,050,210
    01/01/2007 to 12/31/2007.........  $10.90518    $11.60597     7,210,180
    01/01/2008 to 12/31/2008.........  $11.60597    $ 7.71102     5,632,286
    01/01/2009 to 12/31/2009.........  $ 7.71102    $ 9.34622     5,340,354
    01/01/2010 to 12/31/2010.........  $ 9.34622    $10.19937     4,966,744
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.13788    $10.58428     1,368,561
    01/01/2007 to 12/31/2007.........  $10.58428    $11.29528     3,903,585
    01/01/2008 to 12/31/2008.........  $11.29528    $ 7.72769     2,554,033
    01/01/2009 to 12/31/2009.........  $ 7.72769    $ 9.50522     2,631,431
    01/01/2010 to 12/31/2010.........  $ 9.50522    $10.53429     2,558,787
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.60755    $11.26518             0
    01/01/2007 to 12/31/2007.........  $11.26518    $12.02763             0
    01/01/2008 to 12/31/2008.........  $12.02763    $ 6.76059             0
    01/01/2009 to 12/31/2009.........  $ 6.76059    $ 8.46271             0
    01/01/2010 to 12/31/2010.........  $ 8.46271    $ 9.45557             0
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.94536    $12.10594             0
    01/01/2007 to 12/31/2007.........  $12.10594    $11.37667             0
    01/01/2008 to 12/31/2008.........  $11.37667    $ 6.44374             0
    01/01/2009 to 12/31/2009.........  $ 6.44374    $ 7.77499             0
    01/01/2010 to 12/31/2010.........  $ 7.77499    $ 8.58166             0
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.57528    $11.64751             0
    01/01/2007 to 12/31/2007.........  $11.64751    $11.93286             0
    01/01/2008 to 12/31/2008.........  $11.93286    $ 6.89760             0
    01/01/2009 to 12/31/2009.........  $ 6.89760    $ 8.01280             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.01280    $ 8.81621              0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.64251    $11.68252              0
    01/01/2007 to 12/31/2007.........  $11.68252    $11.37272              0
    01/01/2008 to 12/31/2008.........  $11.37272    $ 7.23288              0
    01/01/2009 to 12/31/2009.........  $ 7.23288    $ 8.30244              0
    01/01/2010 to 12/31/2010.........  $ 8.30244    $ 9.21255              0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.32057    $10.79817        782,409
    01/01/2007 to 12/31/2007.........  $10.79817    $11.47812      1,946,525
    01/01/2008 to 12/31/2008.........  $11.47812    $ 7.97618      1,971,294
    01/01/2009 to 12/31/2009.........  $ 7.97618    $ 9.58516      3,810,794
    01/01/2010 to 12/31/2010.........  $ 9.58516    $10.49278      3,664,363
 AST BOND PORTFOLIO 2016
    05/01/2009* to 12/31/2009........  $ 9.93807    $ 9.57833              0
    01/01/2010 to 12/31/2010.........  $ 9.57833    $10.32295              0
 AST BOND PORTFOLIO 2018
    05/01/2009* to 12/31/2009........  $ 9.92250    $ 9.64411              0
    01/01/2010 to 12/31/2010.........  $ 9.64411    $10.45117              0
 AST BOND PORTFOLIO 2019
    05/01/2009* to 12/31/2009........  $ 9.90528    $ 9.54520              0
    01/01/2010 to 12/31/2010.........  $ 9.54520    $10.36029              0
 AST BOND PORTFOLIO 2020
    05/01/2009* to 12/31/2009........  $ 9.88399    $ 9.22108              0
    01/01/2010 to 12/31/2010.........  $ 9.22108    $10.05194              0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99719    $10.92600              0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.48881    $11.08024      6,134,343
    01/01/2007 to 12/31/2007.........  $11.08024    $11.84864     12,899,751
    01/01/2008 to 12/31/2008.........  $11.84864    $ 7.51325      9,444,127
    01/01/2009 to 12/31/2009.........  $ 7.51325    $ 9.17773      9,157,397
    01/01/2010 to 12/31/2010.........  $ 9.17773    $10.14170      8,749,377
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09903    $ 6.65711         37,764
    01/01/2009 to 12/31/2009.........  $ 6.65711    $ 8.23055        159,840
    01/01/2010 to 12/31/2010.........  $ 8.23055    $ 9.17263        141,896
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    05/01/2008* to 12/31/2008........  $10.08085    $ 7.30220        24,715
    01/01/2009 to 12/31/2009.........  $ 7.30220    $ 8.78175        30,211
    01/01/2010 to 12/31/2010.........  $ 8.78175    $ 9.57936        61,002
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.04797    $15.89804             0
    01/01/2007 to 12/31/2007.........  $15.89804    $12.40393             0
    01/01/2008 to 12/31/2008.........  $12.40393    $ 7.85144             0
    01/01/2009 to 12/31/2009.........  $ 7.85144    $10.09561             0
    01/01/2010 to 12/31/2010.........  $10.09561    $12.66314             0
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.16544    $11.62528             0
    01/01/2007 to 12/31/2007.........  $11.62528    $ 9.31608             0
    01/01/2008 to 07/18/2008.........  $ 9.31608    $ 8.49360             0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.10235    $11.97093             0
    01/01/2007 to 12/31/2007.........  $11.97093    $12.97394             0
    01/01/2008 to 12/31/2008.........  $12.97394    $ 7.06930             0
    01/01/2009 to 12/31/2009.........  $ 7.06930    $ 9.14063             0
    01/01/2010 to 12/31/2010.........  $ 9.14063    $11.80880             0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10336    $ 7.46143         2,119
    01/01/2009 to 12/31/2009.........  $ 7.46143    $ 8.81630         5,240
    01/01/2010 to 12/31/2010.........  $ 8.81630    $ 9.73785         6,040
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.03818    $10.50581       457,279
    01/01/2007 to 12/31/2007.........  $10.50581    $11.11430     1,405,209
    01/01/2008 to 12/31/2008.........  $11.11430    $ 7.09646       920,707
    01/01/2009 to 12/31/2009.........  $ 7.09646    $ 8.56628       920,292
    01/01/2010 to 12/31/2010.........  $ 8.56628    $ 9.54845       925,413
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.15781    $10.40773       619,984
    01/01/2007 to 12/31/2007.........  $10.40773    $11.30062     2,237,900
    01/01/2008 to 12/31/2008.........  $11.30062    $ 6.53007     1,392,225
    01/01/2009 to 12/31/2009.........  $ 6.53007    $ 8.01775     1,343,948
    01/01/2010 to 12/31/2010.........  $ 8.01775    $ 9.30092     1,383,564
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99790    $ 7.44243             0
    01/01/2009 to 11/13/2009.........  $ 7.44243    $ 8.25890             0
 AST GLOBAL REAL ESTATE PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    07/21/2008* to 12/31/2008........  $10.17457    $ 6.08835            0
    01/01/2009 to 12/31/2009.........  $ 6.08835    $ 8.01690            0
    01/01/2010 to 12/31/2010.........  $ 8.01690    $ 9.39223            0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.15968    $11.44914            0
    01/01/2007 to 12/31/2007.........  $11.44914    $12.71869            0
    01/01/2008 to 12/31/2008.........  $12.71869    $ 7.40406            0
    01/01/2009 to 12/31/2009.........  $ 7.40406    $10.78133            0
    01/01/2010 to 12/31/2010.........  $10.78133    $11.58925            0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.04131    $10.87698            0
    01/01/2007 to 12/31/2007.........  $10.87698    $12.65087            0
    01/01/2008 to 12/31/2008.........  $12.65087    $ 7.30001            0
    01/01/2009 to 12/31/2009.........  $ 7.30001    $11.17735            0
    01/01/2010 to 12/31/2010.........  $11.17735    $13.05398            0
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03278    $ 7.60811            0
    01/01/2009 to 12/31/2009.........  $ 7.60811    $ 9.40612            0
    01/01/2010 to 12/31/2010.........  $ 9.40612    $11.62192            0
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.01816    $10.52499            0
    01/01/2007 to 12/31/2007.........  $10.52499    $10.51148            0
    01/01/2008 to 12/31/2008.........  $10.51148    $ 7.62797            0
    01/01/2009 to 12/31/2009.........  $ 7.62797    $10.07794            0
    01/01/2010 to 12/31/2010.........  $10.07794    $11.14859            0
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11154    $ 7.09658        6,196
    01/01/2009 to 12/31/2009.........  $ 7.09658    $ 8.76123       16,564
    01/01/2010 to 12/31/2010.........  $ 8.76123    $ 9.71916       15,006
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08903    $ 7.56981       39,342
    01/01/2009 to 12/31/2009.........  $ 7.56981    $ 9.10315       88,021
    01/01/2010 to 12/31/2010.........  $ 9.10315    $ 9.90141       96,984
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99141    $10.54240            0
    01/01/2007 to 12/31/2007.........  $10.54240    $12.23128            0
    01/01/2008 to 12/31/2008.........  $12.23128    $ 5.93261            0
    01/01/2009 to 12/31/2009.........  $ 5.93261    $ 7.82281            0
    01/01/2010 to 12/31/2010.........  $ 7.82281    $ 8.73008            0
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00956    $10.80400            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2007 to 12/31/2007.........  $10.80400    $12.40342            0
    01/01/2008 to 12/31/2008.........  $12.40342    $ 6.76920            0
    01/01/2009 to 12/31/2009.........  $ 6.76920    $ 8.60978            0
    01/01/2010 to 12/31/2010.........  $ 8.60978    $ 9.32176            0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.86707    $11.42284            0
    01/01/2007 to 12/31/2007.........  $11.42284    $11.34807      172,983
    01/01/2008 to 12/31/2008.........  $11.34807    $ 9.11199      187,392
    01/01/2009 to 12/31/2009.........  $ 9.11199    $10.83664      228,004
    01/01/2010 to 12/31/2010.........  $10.83664    $11.33516      220,597
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08328    $10.27840            0
    01/01/2010 to 12/31/2010.........  $10.27840    $11.15165            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14466    $10.28818            0
    01/01/2010 to 12/31/2010.........  $10.28818    $11.40383            0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.02854    $12.65607            0
    01/01/2007 to 12/31/2007.........  $12.65607    $13.49800            0
    01/01/2008 to 12/31/2008.........  $13.49800    $ 7.71162            0
    01/01/2009 to 12/31/2009.........  $ 7.71162    $10.21306            0
    01/01/2010 to 12/31/2010.........  $10.21306    $10.66809            0
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.00615    $12.09868            0
    01/01/2007 to 12/31/2007.........  $12.09868    $11.43824            0
    01/01/2008 to 12/31/2008.........  $11.43824    $ 6.52259            0
    01/01/2009 to 12/31/2009.........  $ 6.52259    $ 7.59276            0
    01/01/2010 to 12/31/2010.........  $ 7.59276    $ 8.37420            0
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14267    $10.56925            0
    01/01/2007 to 12/31/2007.........  $10.56925    $10.92701            0
    01/01/2008 to 12/31/2008.........  $10.92701    $ 8.17355            0
    01/01/2009 to 12/31/2009.........  $ 8.17355    $10.72296            0
    01/01/2010 to 12/31/2010.........  $10.72296    $11.85333            0
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.07842    $11.31183            0
    01/01/2007 to 12/31/2007.........  $11.31183    $12.67336            0
    01/01/2008 to 12/31/2008.........  $12.67336    $ 6.95886            0
    01/01/2009 to 12/31/2009.........  $ 6.95886    $ 8.80096            0
    01/01/2010 to 12/31/2010.........  $ 8.80096    $10.27233            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.36813    $12.60029         0
    01/01/2007 to 12/31/2007.........  $12.60029    $13.43376         0
    01/01/2008 to 12/31/2008.........  $13.43376    $ 8.64258         0
    01/01/2009 to 12/31/2009.........  $ 8.64258    $11.07773         0
    01/01/2010 to 12/31/2010.........  $11.07773    $12.09781         0
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.98250    $11.41513         0
    01/01/2007 to 12/31/2007.........  $11.41513    $12.80513         0
    01/01/2008 to 12/31/2008.........  $12.80513    $ 7.94948         0
    01/01/2009 to 12/31/2009.........  $ 7.94948    $ 9.63119         0
    01/01/2010 to 12/31/2010.........  $ 9.63119    $10.58722         0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.98514    $11.44280         0
    01/01/2007 to 12/31/2007.........  $11.44280    $11.45816         0
    01/01/2008 to 12/31/2008.........  $11.45816    $ 6.90971         0
    01/01/2009 to 12/31/2009.........  $ 6.90971    $ 9.35340         0
    01/01/2010 to 12/31/2010.........  $ 9.35340    $11.26882         0
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99907    $10.14778         0
    01/01/2007 to 12/31/2007.........  $10.14778    $10.37423         0
    01/01/2008 to 12/31/2008.........  $10.37423    $10.36497         0
    01/01/2009 to 12/31/2009.........  $10.36497    $10.12714         0
    01/01/2010 to 12/31/2010.........  $10.12714    $ 9.87290         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.58777    $11.66305         0
    01/01/2007 to 12/31/2007.........  $11.66305    $11.72616         0
    01/01/2008 to 12/31/2008.........  $11.72616    $ 6.59897         0
    01/01/2009 to 12/31/2009.........  $ 6.59897    $ 9.04576         0
    01/01/2010 to 12/31/2010.........  $ 9.04576    $10.88298         0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.28836    $12.50869         0
    01/01/2007 to 12/31/2007.........  $12.50869    $14.89685         0
    01/01/2008 to 12/31/2008.........  $14.89685    $ 8.24901         0
    01/01/2009 to 12/31/2009.........  $ 8.24901    $10.43501         0
    01/01/2010 to 12/31/2010.........  $10.43501    $13.08739         0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.43147    $10.75030         0
    01/01/2007 to 12/31/2007.........  $10.75030    $12.43714         0
    01/01/2008 to 12/31/2008.........  $12.43714    $ 6.96509         0
    01/01/2009 to 12/31/2009.........  $ 6.96509    $ 8.32028         0
    01/01/2010 to 12/31/2010.........  $ 8.32028    $ 9.75334         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10064    $ 5.55106             0
    01/01/2009 to 12/31/2009.........  $ 5.55106    $ 9.00901             0
    01/01/2010 to 12/31/2010.........  $ 9.00901    $10.73627             0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97191    $10.10175             0
    01/01/2007 to 12/31/2007.........  $10.10175    $10.51371             0
    01/01/2008 to 12/31/2008.........  $10.51371    $10.36152             0
    01/01/2009 to 12/31/2009.........  $10.36152    $11.13203             0
    01/01/2010 to 12/31/2010.........  $11.13203    $11.27296             0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97054    $10.24133             0
    01/01/2007 to 12/31/2007.........  $10.24133    $10.80967             0
    01/01/2008 to 12/31/2008.........  $10.80967    $10.29762             0
    01/01/2009 to 12/31/2009.........  $10.29762    $11.69541             0
    01/01/2010 to 12/31/2010.........  $11.69541    $12.27880             0
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.17217    $10.55495       166,747
    01/01/2007 to 12/31/2007.........  $10.55495    $11.18302       772,514
    01/01/2008 to 12/31/2008.........  $11.18302    $ 8.77568     1,265,705
    01/01/2009 to 12/31/2009.........  $ 8.77568    $10.26727     1,754,810
    01/01/2010 to 12/31/2010.........  $10.26727    $11.06512     1,778,982
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.56932    $11.33031             0
    01/01/2007 to 12/31/2007.........  $11.33031    $11.27163             0
    01/01/2008 to 12/31/2008.........  $11.27163    $ 6.73222             0
    01/01/2009 to 12/31/2009.........  $ 6.73222    $ 7.99353             0
    01/01/2010 to 12/31/2010.........  $ 7.99353    $ 8.96355             0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.39907    $10.94561             0
    01/01/2007 to 12/31/2007.........  $10.94561    $11.61823       113,579
    01/01/2008 to 12/31/2008.........  $11.61823    $ 7.90477        72,457
    01/01/2009 to 12/31/2009.........  $ 7.90477    $ 9.81658       227,919
    01/01/2010 to 12/31/2010.........  $ 9.81658    $10.69791       150,752
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90437    $ 9.85358             0
    01/01/2007 to 12/31/2007.........  $ 9.85358    $10.28924             0
    01/01/2008 to 12/31/2008.........  $10.28924    $ 6.51838             0
    01/01/2009 to 12/31/2009.........  $ 6.51838    $ 8.50739             0
    01/01/2010 to 12/31/2010.........  $ 8.50739    $11.31160             0
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.88000    $12.36528             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2007 to 12/31/2007.........  $12.36528    $11.37429             0
    01/01/2008 to 12/31/2008.........  $11.37429    $ 7.79129             0
    01/01/2009 to 12/31/2009.........  $ 7.79129    $ 9.64417             0
    01/01/2010 to 12/31/2010.........  $ 9.64417    $11.84338             0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.63175    $11.27006        29,105
    01/01/2007 to 12/31/2007.........  $11.27006    $11.67732     1,552,226
    01/01/2008 to 12/31/2008.........  $11.67732    $ 8.42839       933,340
    01/01/2009 to 12/31/2009.........  $ 8.42839    $10.19780     1,030,357
    01/01/2010 to 12/31/2010.........  $10.19780    $11.08597     1,003,773
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.48076    $ 9.71544             0
    01/01/2007 to 12/31/2007.........  $ 9.71544    $10.38123             0
    01/01/2008 to 12/31/2008.........  $10.38123    $ 9.87172             0
    01/01/2009 to 12/31/2009.........  $ 9.87172    $10.78731             0
    01/01/2010 to 12/31/2010.........  $10.78731    $11.11776             0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93941    $10.40395             0
    01/01/2007 to 12/31/2007.........  $10.40395    $10.97374             0
    01/01/2008 to 12/31/2008.........  $10.97374    $ 6.35637             0
    01/01/2009 to 12/31/2009.........  $ 6.35637    $ 9.50196             0
    01/01/2010 to 12/31/2010.........  $ 9.50196    $10.72546             0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.66737    $13.15868             0
    01/01/2007 to 12/31/2007.........  $13.15868    $18.01835             0
    01/01/2008 to 12/31/2008.........  $18.01835    $ 8.78274             0
    01/01/2009 to 12/31/2009.........  $ 8.78274    $12.78441             0
    01/01/2010 to 12/31/2010.........  $12.78441    $15.00925             0
 AST VALUE PORTFOLIOFORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.46311    $12.61910             0
    01/01/2007 to 12/31/2007.........  $12.61910    $12.44257             0
    01/01/2008 to 12/31/2008.........  $12.44257    $ 7.60334             0
    01/01/2009 to 12/31/2009.........  $ 7.60334    $ 8.76382             0
    01/01/2010 to 12/31/2010.........  $ 8.76382    $ 9.60457             0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99789    $ 9.96843             0
    01/01/2008 to 12/31/2008.........  $ 9.96843    $ 9.20943             0
    01/01/2009 to 12/31/2009.........  $ 9.20943    $10.02000             0
    01/01/2010 to 12/31/2010.........  $10.02000    $10.52764             0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07786    $ 6.60266         8,993

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 6.60266    $ 8.37009       16,855
    01/01/2010 to 12/31/2010.........  $ 8.37009    $ 8.99346       28,325
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08874    $ 7.62474            0
    01/01/2009 to 12/31/2009.........  $ 7.62474    $ 9.03424            0
    01/01/2010 to 12/31/2010.........  $ 9.03424    $10.33411            0
 PROFUND VP CONSUMER SERVICES
    05/01/2008* to 12/31/2008........  $10.26776    $ 6.99943            0
    01/01/2009 to 12/31/2009.........  $ 6.99943    $ 8.92347            0
    01/01/2010 to 12/31/2010.........  $ 8.92347    $10.55787            0
 PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008........  $10.38545    $ 5.23966            0
    01/01/2009 to 12/31/2009.........  $ 5.23966    $ 5.87327            0
    01/01/2010 to 12/31/2010.........  $ 5.87327    $ 6.35017            0
 PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008........  $10.15167    $ 8.28538            0
    01/01/2009 to 12/31/2009.........  $ 8.28538    $ 9.65467            0
    01/01/2010 to 12/31/2010.........  $ 9.65467    $ 9.67767            0
 PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008........  $10.16518    $ 6.05952            0
    01/01/2009 to 12/31/2009.........  $ 6.05952    $ 7.32920            0
    01/01/2010 to 12/31/2010.........  $ 7.32920    $ 8.84011            0
 PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11041    $ 6.67544            0
    01/01/2009 to 12/31/2009.........  $ 6.67544    $ 8.44082            0
    01/01/2010 to 12/31/2010.........  $ 8.44082    $ 9.31162            0
 PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.24119    $ 6.23331            0
    01/01/2009 to 12/31/2009.........  $ 6.23331    $ 7.25798            0
    01/01/2010 to 12/31/2010.........  $ 7.25798    $ 7.98625            0
 PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.07219    $ 6.16181            0
    01/01/2009 to 12/31/2009.........  $ 6.16181    $ 8.30678            0
    01/01/2010 to 12/31/2010.........  $ 8.30678    $10.39723            0
 PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.18816    $ 6.42458            0
    01/01/2009 to 12/31/2009.........  $ 6.42458    $ 8.19475            0
    01/01/2010 to 12/31/2010.........  $ 8.19475    $ 9.62061            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008........  $10.25866    $ 5.48418         0
    01/01/2009 to 12/31/2009.........  $ 5.48418    $ 6.83636         0
    01/01/2010 to 12/31/2010.........  $ 6.83636    $ 8.30850         0
 PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11331    $ 6.76798         0
    01/01/2009 to 12/31/2009.........  $ 6.76798    $ 8.32259         0
    01/01/2010 to 12/31/2010.........  $ 8.32259    $10.19851         0
 PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.22831    $ 7.13514         0
    01/01/2009 to 12/31/2009.........  $ 7.13514    $ 8.37312         0
    01/01/2010 to 12/31/2010.........  $ 8.37312    $ 9.96486         0
 PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008........  $10.27788    $ 7.22415         0
    01/01/2009 to 12/31/2009.........  $ 7.22415    $ 7.55643         0
    01/01/2010 to 12/31/2010.........  $ 7.55643    $ 8.52047         0
 PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008........  $10.09834    $ 7.17118         0
    01/01/2009 to 12/31/2009.........  $ 7.17118    $ 7.73976         0
    01/01/2010 to 12/31/2010.........  $ 7.73976    $ 7.99261         0



* Denotes the start date of these sub-accounts

                               PREMIER L SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08004    $10.91282      129,445
    01/01/2008 to 12/31/2008.........  $10.91282    $ 7.36563      142,405
    01/01/2009 to 12/31/2009.........  $ 7.36563    $ 9.06905       85,377
    01/01/2010 to 12/31/2010.........  $ 9.06905    $10.05357       99,862
 AST ADVANCED STRATEGIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07305    $10.83452            0
    01/01/2008 to 12/31/2008.........  $10.83452    $ 7.53017            0
    01/01/2009 to 12/31/2009.........  $ 7.53017    $ 9.40896            0
    01/01/2010 to 12/31/2010.........  $ 9.40896    $10.59254            0
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12210    $11.05096        1,576
    01/01/2008 to 12/31/2008.........  $11.05096    $ 6.31035        3,962
    01/01/2009 to 12/31/2009.........  $ 6.31035    $ 8.02421       13,667
    01/01/2010 to 12/31/2010.........  $ 8.02421    $ 9.10752       13,459
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11700    $ 9.82815        5,487
    01/01/2008 to 12/31/2008.........  $ 9.82815    $ 5.65507        5,921
    01/01/2009 to 12/31/2009.........  $ 5.65507    $ 6.93144        5,658
    01/01/2010 to 12/31/2010.........  $ 6.93144    $ 7.77169        5,028
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11632    $10.62005            0
    01/01/2008 to 12/31/2008.........  $10.62005    $ 6.23634            0
    01/01/2009 to 12/31/2009.........  $ 6.23634    $ 7.35950        6,458
    01/01/2010 to 12/31/2010.........  $ 7.35950    $ 8.22556        5,948
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12345    $10.18301            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2008 to 12/31/2008.........  $10.18301    $ 6.57914            0
    01/01/2009 to 12/31/2009.........  $ 6.57914    $ 7.67177        3,699
    01/01/2010 to 12/31/2010.........  $ 7.67177    $ 8.64764        4,096
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07151    $10.86097        3,120
    01/01/2008 to 12/31/2008.........  $10.86097    $ 7.66698      166,425
    01/01/2009 to 12/31/2009.........  $ 7.66698    $ 9.35958      160,708
    01/01/2010 to 12/31/2010.........  $ 9.35958    $10.40804      226,307
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09687    $11.01224       40,327
    01/01/2008 to 12/31/2008.........  $11.01224    $ 7.09376       47,327
    01/01/2009 to 12/31/2009.........  $ 7.09376    $ 8.80257       75,060
    01/01/2010 to 12/31/2010.........  $ 8.80257    $ 9.88109       85,112
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09946    $ 6.72784            0
    01/01/2009 to 12/31/2009.........  $ 6.72784    $ 8.44981            0
    01/01/2010 to 12/31/2010.........  $ 8.44981    $ 9.56609            0
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08128    $ 7.37971            0
    01/01/2009 to 12/31/2009.........  $ 7.37971    $ 9.01552            0
    01/01/2010 to 12/31/2010.........  $ 9.01552    $ 9.99007            0
 AST COHEN & STEERS REALTY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10286    $ 7.81223        2,528
    01/01/2008 to 12/31/2008.........  $ 7.81223    $ 5.02371        2,463
    01/01/2009 to 12/31/2009.........  $ 5.02371    $ 6.56219        2,370
    01/01/2010 to 12/31/2010.........  $ 6.56219    $ 8.36127        3,255
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09789    $ 8.33201            0
    01/01/2008 to 07/18/2008.........  $ 8.33201    $ 7.66199            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10254    $10.91958            0
    01/01/2008 to 12/31/2008.........  $10.91958    $ 6.04442            0
    01/01/2009 to 12/31/2009.........  $ 6.04442    $ 7.93932        3,166
    01/01/2010 to 12/31/2010.........  $ 7.93932    $10.41905        2,949
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10379    $ 7.54057            0
    01/01/2009 to 12/31/2009.........  $ 7.54057    $ 9.05097            0
    01/01/2010 to 12/31/2010.........  $ 9.05097    $10.15522            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07381    $10.77036        7,255
    01/01/2008 to 12/31/2008.........  $10.77036    $ 6.98618       42,388
    01/01/2009 to 12/31/2009.........  $ 6.98618    $ 8.56682       35,985
    01/01/2010 to 12/31/2010.........  $ 8.56682    $ 9.70021       34,782
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10404    $11.19117          469
    01/01/2008 to 12/31/2008.........  $11.19117    $ 6.56949          393
    01/01/2009 to 12/31/2009.........  $ 6.56949    $ 8.19394       29,491
    01/01/2010 to 12/31/2010.........  $ 8.19394    $ 9.65573       34,201
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99918    $ 7.49594        5,059
    01/01/2009 to 11/13/2009.........  $ 7.49594    $ 8.43273            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17586    $ 6.13224            0
    01/01/2009 to 12/31/2009.........  $ 6.13224    $ 8.20276          146
    01/01/2010 to 12/31/2010.........  $ 8.20276    $ 9.76197          137
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09100    $11.53628        4,723
    01/01/2008 to 12/31/2008.........  $11.53628    $ 6.82244        4,600
    01/01/2009 to 12/31/2009.........  $ 6.82244    $10.09167        4,428
    01/01/2010 to 12/31/2010.........  $10.09167    $11.01965        5,277
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09800    $11.48986        1,492
    01/01/2008 to 12/31/2008.........  $11.48986    $ 6.73541            0
    01/01/2009 to 12/31/2009.........  $ 6.73541    $10.47635          231
    01/01/2010 to 12/31/2010.........  $10.47635    $12.42903          782
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03407    $ 7.66279          431
    01/01/2009 to 12/31/2009.........  $ 7.66279    $ 9.62383          517
    01/01/2010 to 12/31/2010.........  $ 9.62383    $12.07909        1,114
 AST HIGH YIELD PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99918    $ 9.96607            0
    01/01/2008 to 12/31/2008.........  $ 9.96607    $ 7.34697            0
    01/01/2009 to 12/31/2009.........  $ 7.34697    $ 9.86035        3,032
    01/01/2010 to 12/31/2010.........  $ 9.86035    $11.08074       18,004
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11197    $ 7.17178            0
    01/01/2009 to 12/31/2009.........  $ 7.17178    $ 8.99427            0
    01/01/2010 to 12/31/2010.........  $ 8.99427    $10.13569            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08946    $ 7.64998          744
    01/01/2009 to 12/31/2009.........  $ 7.64998    $ 9.34543        2,369
    01/01/2010 to 12/31/2010.........  $ 9.34543    $10.32606        7,551
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.15948    $12.05201            0
    01/01/2008 to 12/31/2008.........  $12.05201    $ 5.93863            0
    01/01/2009 to 12/31/2009.........  $ 5.93863    $ 7.95483          448
    01/01/2010 to 12/31/2010.........  $ 7.95483    $ 9.01789          458
 AST INTERNATIONAL VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12617    $11.65068            0
    01/01/2008 to 12/31/2008.........  $11.65068    $ 6.45950            0
    01/01/2009 to 12/31/2009.........  $ 6.45950    $ 8.34615            0
    01/01/2010 to 12/31/2010.........  $ 8.34615    $ 9.17929          607
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08054    $10.17383            0
    01/01/2008 to 12/31/2008.........  $10.17383    $ 8.29858       10,258
    01/01/2009 to 12/31/2009.........  $ 8.29858    $10.02568       41,174
    01/01/2010 to 12/31/2010.........  $10.02568    $10.65289       41,076
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08457    $10.29963            0
    01/01/2010 to 12/31/2010.........  $10.29963    $11.35164            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14595    $10.30944            0
    01/01/2010 to 12/31/2010.........  $10.30944    $11.60815          678
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.14435    $10.97941        2,000
    01/01/2008 to 12/31/2008.........  $10.97941    $ 6.37232        7,415
    01/01/2009 to 12/31/2009.........  $ 6.37232    $ 8.57302       10,158
    01/01/2010 to 12/31/2010.........  $ 8.57302    $ 9.09678       10,379
 AST LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11587    $ 9.84473            0
    01/01/2008 to 12/31/2008.........  $ 9.84473    $ 5.70314            0
    01/01/2009 to 12/31/2009.........  $ 5.70314    $ 6.74404            0
    01/01/2010 to 12/31/2010.........  $ 6.74404    $ 7.55590          197
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.02439    $10.32185            0
    01/01/2008 to 12/31/2008.........  $10.32185    $ 7.84324            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.84324    $10.45274        5,287
    01/01/2010 to 12/31/2010.........  $10.45274    $11.73757        4,794
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.13199    $11.47337        2,345
    01/01/2008 to 12/31/2008.........  $11.47337    $ 6.40005            0
    01/01/2009 to 12/31/2009.........  $ 6.40005    $ 8.22241        6,687
    01/01/2010 to 12/31/2010.........  $ 8.22241    $ 9.74903        6,413
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11667    $10.95164            0
    01/01/2008 to 12/31/2008.........  $10.95164    $ 7.15759        1,243
    01/01/2009 to 12/31/2009.........  $ 7.15759    $ 9.31966       15,605
    01/01/2010 to 12/31/2010.........  $ 9.31966    $10.33903       12,339
 AST MFS GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10694    $11.59267            0
    01/01/2008 to 12/31/2008.........  $11.59267    $ 7.31108          440
    01/01/2009 to 12/31/2009.........  $ 7.31108    $ 8.99798        3,010
    01/01/2010 to 12/31/2010.........  $ 8.99798    $10.04775        2,559
 AST MID-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10574    $10.11084            0
    01/01/2008 to 12/31/2008.........  $10.11084    $ 6.19415            0
    01/01/2009 to 12/31/2009.........  $ 6.19415    $ 8.51751            0
    01/01/2010 to 12/31/2010.........  $ 8.51751    $10.42410            0
 AST MONEY MARKET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.00052    $10.29973            0
    01/01/2008 to 12/31/2008.........  $10.29973    $10.45357       10,390
    01/01/2009 to 12/31/2009.........  $10.45357    $10.37528        8,118
    01/01/2010 to 12/31/2010.........  $10.37528    $10.27485       23,603
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.13369    $10.25701        2,202
    01/01/2008 to 12/31/2008.........  $10.25701    $ 5.86395        1,930
    01/01/2009 to 12/31/2009.........  $ 5.86395    $ 8.16575       10,813
    01/01/2010 to 12/31/2010.........  $ 8.16575    $ 9.97960       10,171
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11565    $11.82260            0
    01/01/2008 to 12/31/2008.........  $11.82260    $ 6.65075            0
    01/01/2009 to 12/31/2009.........  $ 6.65075    $ 8.54648            0
    01/01/2010 to 12/31/2010.........  $ 8.54648    $10.88845            0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12073    $11.75209            0
    01/01/2008 to 12/31/2008.........  $11.75209    $ 6.68601            0
    01/01/2009 to 12/31/2009.........  $ 6.68601    $ 8.11354          149

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.11354    $ 9.66127          139
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10192    $ 5.59093            0
    01/01/2009 to 12/31/2009.........  $ 5.59093    $ 9.21761          129
    01/01/2010 to 12/31/2010.........  $ 9.21761    $11.15868          125
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99034    $10.47408        6,233
    01/01/2008 to 12/31/2008.........  $10.47408    $10.48603        6,071
    01/01/2009 to 12/31/2009.........  $10.48603    $11.44430       46,373
    01/01/2010 to 12/31/2010.........  $11.44430    $11.77276       96,945
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99058    $10.56075            0
    01/01/2008 to 12/31/2008.........  $10.56075    $10.21988        1,836
    01/01/2009 to 12/31/2009.........  $10.21988    $11.79093       23,401
    01/01/2010 to 12/31/2010.........  $11.79093    $12.57524       35,839
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.04514    $10.75670            0
    01/01/2008 to 12/31/2008.........  $10.75670    $ 8.57497       34,793
    01/01/2009 to 12/31/2009.........  $ 8.57497    $10.19125       87,454
    01/01/2010 to 12/31/2010.........  $10.19125    $11.15697      108,923
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11188    $10.37151            0
    01/01/2008 to 12/31/2008.........  $10.37151    $ 6.29304            0
    01/01/2009 to 12/31/2009.........  $ 6.29304    $ 7.59041            0
    01/01/2010 to 12/31/2010.........  $ 7.59041    $ 8.64622            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07291    $10.87140        1,400
    01/01/2008 to 12/31/2008.........  $10.87140    $ 7.51399        1,359
    01/01/2009 to 12/31/2009.........  $ 7.51399    $ 9.47895        9,547
    01/01/2010 to 12/31/2010.........  $ 9.47895    $10.49368       18,919
 AST SMALL-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09716    $10.46802            0
    01/01/2008 to 12/31/2008.........  $10.46802    $ 6.73693            0
    01/01/2009 to 12/31/2009.........  $ 6.73693    $ 8.93194            0
    01/01/2010 to 12/31/2010.........  $ 8.93194    $12.06406            0
 AST SMALL-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11095    $ 9.43656        1,552
    01/01/2008 to 12/31/2008.........  $ 9.43656    $ 6.56669            0
    01/01/2009 to 12/31/2009.........  $ 6.56669    $ 8.25723            0
    01/01/2010 to 12/31/2010.........  $ 8.25723    $10.30053            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.06740    $10.57860          492
    01/01/2008 to 12/31/2008.........  $10.57860    $ 7.75653       39,334
    01/01/2009 to 12/31/2009.........  $ 7.75653    $ 9.53361       42,393
    01/01/2010 to 12/31/2010.........  $ 9.53361    $10.52807       33,991
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.98213    $10.73003            0
    01/01/2008 to 12/31/2008.........  $10.73003    $10.36499        3,077
    01/01/2009 to 12/31/2009.........  $10.36499    $11.50569       10,277
    01/01/2010 to 12/31/2010.........  $11.50569    $12.04612       11,386
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08361    $10.93976            0
    01/01/2008 to 12/31/2008.........  $10.93976    $ 6.43744        1,333
    01/01/2009 to 12/31/2009.........  $ 6.43744    $ 9.77555        3,241
    01/01/2010 to 12/31/2010.........  $ 9.77555    $11.20897        3,920
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.17958    $13.94064            0
    01/01/2008 to 12/31/2008.........  $13.94064    $ 6.90317        6,773
    01/01/2009 to 12/31/2009.........  $ 6.90317    $10.20784       15,445
    01/01/2010 to 12/31/2010.........  $10.20784    $12.17409       13,337
 AST VALUE PORTFOLIOFORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11154    $10.19617        2,976
    01/01/2008 to 12/31/2008.........  $10.19617    $ 6.32963            0
    01/01/2009 to 12/31/2009.........  $ 6.32963    $ 7.41124            0
    01/01/2010 to 12/31/2010.........  $ 7.41124    $ 8.25078            0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99918    $ 9.98774            0
    01/01/2008 to 12/31/2008.........  $ 9.98774    $ 9.37351            0
    01/01/2009 to 12/31/2009.........  $ 9.37351    $10.35999        3,687
    01/01/2010 to 12/31/2010.........  $10.35999    $11.05727        3,593
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07829    $ 6.67267        5,683
    01/01/2009 to 12/31/2009.........  $ 6.67267    $ 8.59292        9,582
    01/01/2010 to 12/31/2010.........  $ 8.59292    $ 9.37902        8,610
 PROFUND VP CONSUMER GOODS PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08917    $ 7.70553            0
    01/01/2009 to 12/31/2009.........  $ 7.70553    $ 9.27464            0
    01/01/2010 to 12/31/2010.........  $ 9.27464    $10.77702            0
 PROFUND VP CONSUMER SERVICES

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    05/01/2008* to 12/31/2008........  $10.26818    $ 7.07373         0
    01/01/2009 to 12/31/2009.........  $ 7.07373    $ 9.16112         0
    01/01/2010 to 12/31/2010.........  $ 9.16112    $11.01058         0
 PROFUND VP FINANCIALS
    05/01/2008* to 12/31/2008........  $10.38588    $ 5.29555         0
    01/01/2009 to 12/31/2009.........  $ 5.29555    $ 6.03013         0
    01/01/2010 to 12/31/2010.........  $ 6.03013    $ 6.62309         0
 PROFUND VP HEALTH CARE
    05/01/2008* to 12/31/2008........  $10.15210    $ 8.37319         0
    01/01/2009 to 12/31/2009.........  $ 8.37319    $ 9.91149         0
    01/01/2010 to 12/31/2010.........  $ 9.91149    $10.09243         0
 PROFUND VP INDUSTRIALS
    05/01/2008* to 12/31/2008........  $10.16561    $ 6.12389         0
    01/01/2009 to 12/31/2009.........  $ 6.12389    $ 7.52435         0
    01/01/2010 to 12/31/2010.........  $ 7.52435    $ 9.21904         0
 PROFUND VP LARGE-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11084    $ 6.74627         0
    01/01/2009 to 12/31/2009.........  $ 6.74627    $ 8.66550         0
    01/01/2010 to 12/31/2010.........  $ 8.66550    $ 9.71085         0
 PROFUND VP LARGE-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.24162    $ 6.29952         0
    01/01/2009 to 12/31/2009.........  $ 6.29952    $ 7.45124         0
    01/01/2010 to 12/31/2010.........  $ 7.45124    $ 8.32879         0
 PROFUND VP MID-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.07261    $ 6.22719         0
    01/01/2009 to 12/31/2009.........  $ 6.22719    $ 8.52806         0
    01/01/2010 to 12/31/2010.........  $ 8.52806    $10.84313         0
 PROFUND VP MID-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.18859    $ 6.49281         0
    01/01/2009 to 12/31/2009.........  $ 6.49281    $ 8.41316         0
    01/01/2010 to 12/31/2010.........  $ 8.41316    $10.03332         0
 PROFUND VP REAL ESTATE
    05/01/2008* to 12/31/2008........  $10.25909    $ 5.54281         0
    01/01/2009 to 12/31/2009.........  $ 5.54281    $ 7.01899         0
    01/01/2010 to 12/31/2010.........  $ 7.01899    $ 8.66541         0
 PROFUND VP SMALL-CAP GROWTH
    05/01/2008* to 12/31/2008........  $10.11374    $ 6.83982         0
    01/01/2009 to 12/31/2009.........  $ 6.83982    $ 8.54439         0
    01/01/2010 to 12/31/2010.........  $ 8.54439    $10.63607         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 PROFUND VP SMALL-CAP VALUE
    05/01/2008* to 12/31/2008........  $10.22874    $ 7.21085         0
    01/01/2009 to 12/31/2009.........  $ 7.21085    $ 8.59614         0
    01/01/2010 to 12/31/2010.........  $ 8.59614    $10.39230         0
 PROFUND VP TELECOMMUNICATIONS
    05/01/2008* to 12/31/2008........  $10.27831    $ 7.30077         0
    01/01/2009 to 12/31/2009.........  $ 7.30077    $ 7.75761         0
    01/01/2010 to 12/31/2010.........  $ 7.75761    $ 8.88561         0
 PROFUND VP UTILITIES
    05/01/2008* to 12/31/2008........  $10.09876    $ 7.24721         0
    01/01/2009 to 12/31/2009.........  $ 7.24721    $ 7.94572         0
    01/01/2010 to 12/31/2010.........  $ 7.94572    $ 8.33515         0



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

              ACCUMULATION UNIT VALUES: WITH ONLY HD GRO (1.90%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.10831    $ 7.87551     1,785,172
    01/01/2009 to 12/31/2009.........  $ 7.87551    $ 9.61124     1,640,143
    01/01/2010 to 12/31/2010.........  $ 9.61124    $10.56057     1,463,422
 AST ADVANCED STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.93306    $ 7.87680       484,130
    01/01/2009 to 12/31/2009.........  $ 7.87680    $ 9.75519       535,791
    01/01/2010 to 12/31/2010.........  $ 9.75519    $10.88553       434,823
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.07056    $ 6.90477        69,425
    01/01/2009 to 12/31/2009.........  $ 6.90477    $ 8.70257       141,530
    01/01/2010 to 12/31/2010.........  $ 8.70257    $ 9.79034        88,029
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.81608    $ 6.61400         1,700
    01/01/2009 to 12/31/2009.........  $ 6.61400    $ 8.03515         9,760
    01/01/2010 to 12/31/2010.........  $ 8.03515    $ 8.92968         6,217
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.27778    $ 7.08000         5,343
    01/01/2009 to 12/31/2009.........  $ 7.08000    $ 8.28115        30,196
    01/01/2010 to 12/31/2010.........  $ 8.28115    $ 9.17397        15,172
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.74929    $ 7.42411         5,613
    01/01/2009 to 12/31/2009.........  $ 7.42411    $ 8.58067        50,696
    01/01/2010 to 12/31/2010.........  $ 8.58067    $ 9.58667        33,967
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.12432    $ 8.14626       780,685

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 8.14626    $ 9.85682       900,823
    01/01/2010 to 12/31/2010.........  $ 9.85682    $10.86424       694,237
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99897    $ 9.37189             0
    01/01/2010 to 12/31/2010.........  $ 9.37189    $10.16992             0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99846    $12.02740       908,730
    01/01/2009 to 12/31/2009.........  $12.02740    $11.08899       916,869
    01/01/2010 to 12/31/2010.........  $11.08899    $12.09943       638,577
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99846    $12.09626       612,585
    01/01/2009 to 12/31/2009.........  $12.09626    $10.95660       502,389
    01/01/2010 to 12/31/2010.........  $10.95660    $11.97397       373,713
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99897    $ 8.78306        52,681
    01/01/2010 to 12/31/2010.........  $ 8.78306    $ 9.64023       528,085
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99794    $11.00110       778,013
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.20053    $ 7.67349     2,229,727
    01/01/2009 to 12/31/2009.........  $ 7.67349    $ 9.43787     2,245,693
    01/01/2010 to 12/31/2010.........  $ 9.43787    $10.50081     2,023,526
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09921    $ 6.68783        24,912
    01/01/2009 to 12/31/2009.........  $ 6.68783    $ 8.32531        51,339
    01/01/2010 to 12/31/2010.........  $ 8.32531    $ 9.34197        31,889
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08104    $ 7.33582        41,079
    01/01/2009 to 12/31/2009.........  $ 7.33582    $ 8.88278        91,896
    01/01/2010 to 12/31/2010.........  $ 8.88278    $ 9.75608        50,495
 AST COHEN & STEERS REALTY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.67848    $ 8.05893         9,851
    01/01/2009 to 12/31/2009.........  $ 8.05893    $10.43374         8,691
    01/01/2010 to 12/31/2010.........  $10.43374    $13.17714         3,507
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 07/18/2008.........  $ 8.89974    $ 8.69104             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.80129    $ 7.25607        1,509
    01/01/2009 to 12/31/2009.........  $ 7.25607    $ 9.44657        5,695
    01/01/2010 to 12/31/2010.........  $ 9.44657    $12.28759        4,281
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10354    $ 7.49581       15,170
    01/01/2009 to 12/31/2009.........  $ 7.49581    $ 8.91773       61,566
    01/01/2010 to 12/31/2010.........  $ 8.91773    $ 9.91745       36,229
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.73109    $ 7.23357      379,589
    01/01/2009 to 12/31/2009.........  $ 7.23357    $ 8.79176      378,198
    01/01/2010 to 12/31/2010.........  $ 8.79176    $ 9.86717      341,078
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.65883    $ 6.65616      642,820
    01/01/2009 to 12/31/2009.........  $ 6.65616    $ 8.22871      589,986
    01/01/2010 to 12/31/2010.........  $ 8.22871    $ 9.61112      493,311
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99846    $ 7.46564       13,054
    01/01/2009 to 11/13/2009.........  $ 7.46564    $ 8.33415            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17514    $ 6.10747        2,748
    01/01/2009 to 12/31/2009.........  $ 6.10747    $ 8.09735        2,393
    01/01/2010 to 12/31/2010.........  $ 8.09735    $ 9.55158          790
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.58981    $ 7.59977        3,911
    01/01/2009 to 12/31/2009.........  $ 7.59977    $11.14229       10,548
    01/01/2010 to 12/31/2010.........  $11.14229    $12.05954        7,145
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.64707    $ 7.49295        9,127
    01/01/2009 to 12/31/2009.........  $ 7.49295    $11.55150       13,822
    01/01/2010 to 12/31/2010.........  $11.55150    $13.58365        7,756
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03334    $ 7.63187        5,133
    01/01/2009 to 12/31/2009.........  $ 7.63187    $ 9.50032        8,060
    01/01/2010 to 12/31/2010.........  $ 9.50032    $11.81873        5,086
 AST HIGH YIELD PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.60336    $ 7.82946        1,151

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.82946    $10.41539       49,084
    01/01/2010 to 12/31/2010.........  $10.41539    $11.60106       33,309
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11173    $ 7.12925       38,557
    01/01/2009 to 12/31/2009.........  $ 7.12925    $ 8.86201       99,298
    01/01/2010 to 12/31/2010.........  $ 8.86201    $ 9.89847       78,485
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08922    $ 7.60464       49,973
    01/01/2009 to 12/31/2009.........  $ 7.60464    $ 9.20795      113,191
    01/01/2010 to 12/31/2010.........  $ 9.20795    $10.08437       82,518
 AST INTERNATIONAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.02859    $ 6.04263        1,782
    01/01/2009 to 12/31/2009.........  $ 6.04263    $ 8.02258       13,561
    01/01/2010 to 12/31/2010.........  $ 8.02258    $ 9.01442        7,898
 AST INTERNATIONAL VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.20103    $ 6.89463       10,844
    01/01/2009 to 12/31/2009.........  $ 6.89463    $ 8.82960       22,418
    01/01/2010 to 12/31/2010.........  $ 8.82960    $ 9.62539       16,474
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99846    $10.71068       24,477
    01/01/2009 to 12/31/2009.........  $10.71068    $11.69915       14,887
    01/01/2010 to 12/31/2010.........  $11.69915    $12.72222       11,223
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.84545    $ 9.35251      273,549
    01/01/2009 to 12/31/2009.........  $ 9.35251    $11.19913      328,421
    01/01/2010 to 12/31/2010.........  $11.19913    $11.79468      251,199
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08384    $10.28767            0
    01/01/2010 to 12/31/2010.........  $10.28767    $11.23842        1,490
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14522    $10.29744            0
    01/01/2010 to 12/31/2010.........  $10.29744    $11.49224            0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.49570    $ 7.91534        6,935
    01/01/2009 to 12/31/2009.........  $ 7.91534    $10.55484        9,198
    01/01/2010 to 12/31/2010.........  $10.55484    $11.10084        6,600

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.02952    $ 6.69520        1,581
    01/01/2009 to 12/31/2009.........  $ 6.69520    $ 7.84723       14,755
    01/01/2010 to 12/31/2010.........  $ 7.84723    $ 8.71427       10,313
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.89281    $ 8.38953        2,464
    01/01/2009 to 12/31/2009.........  $ 8.38953    $11.08201        2,690
    01/01/2010 to 12/31/2010.........  $11.08201    $12.33428        4,006
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.61993    $ 7.14281       15,581
    01/01/2009 to 12/31/2009.........  $ 7.14281    $ 9.09565       56,039
    01/01/2010 to 12/31/2010.........  $ 9.09565    $10.68915       33,904
 AST MFS GLOBAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.49646    $ 8.87094        3,583
    01/01/2009 to 12/31/2009.........  $ 8.87094    $11.44852        7,611
    01/01/2010 to 12/31/2010.........  $11.44852    $12.58852        5,988
 AST MFS GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.92868    $ 8.15973        3,727
    01/01/2009 to 12/31/2009.........  $ 8.15973    $ 9.95377        8,768
    01/01/2010 to 12/31/2010.........  $ 9.95377    $11.01704        6,989
 AST MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.81273    $ 7.09254        1,439
    01/01/2009 to 12/31/2009.........  $ 7.09254    $ 9.66687       28,148
    01/01/2010 to 12/31/2010.........  $ 9.66687    $11.72633       16,543
 AST MONEY MARKET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.51356    $10.55683       94,326
    01/01/2009 to 12/31/2009.........  $10.55683    $10.38554       54,281
    01/01/2010 to 12/31/2010.........  $10.38554    $10.19444       18,279
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.84041    $ 6.77336        2,956
    01/01/2009 to 12/31/2009.........  $ 6.77336    $ 9.34880       17,896
    01/01/2010 to 12/31/2010.........  $ 9.34880    $11.32466       14,503
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $13.39894    $ 8.46708       14,630
    01/01/2009 to 12/31/2009.........  $ 8.46708    $10.78443       42,729
    01/01/2010 to 12/31/2010.........  $10.78443    $13.61848       28,666
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.00676    $ 7.14915        4,676
    01/01/2009 to 12/31/2009.........  $ 7.14915    $ 8.59892       16,244

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.59892    $10.14886       12,972
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10120    $ 5.56843        1,933
    01/01/2009 to 12/31/2009.........  $ 5.56843    $ 9.09942       16,312
    01/01/2010 to 12/31/2010.........  $ 9.09942    $10.91854        5,348
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.01299    $10.63495       19,268
    01/01/2009 to 12/31/2009.........  $10.63495    $11.50428       41,221
    01/01/2010 to 12/31/2010.........  $11.50428    $11.72999       18,507
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.21660    $10.48811       31,330
    01/01/2009 to 12/31/2009.........  $10.48811    $11.99359       31,097
    01/01/2010 to 12/31/2010.........  $11.99359    $12.67844       20,172
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.09607    $ 8.96271      449,801
    01/01/2009 to 12/31/2009.........  $ 8.96271    $10.55805      571,094
    01/01/2010 to 12/31/2010.........  $10.55805    $11.45661      532,128
 AST QMA US EQUITY ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.56943    $ 6.91030        5,311
    01/01/2009 to 12/31/2009.........  $ 6.91030    $ 8.26135       10,516
    01/01/2010 to 12/31/2010.........  $ 8.26135    $ 9.32751        4,285
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.18601    $ 8.11373       62,844
    01/01/2009 to 12/31/2009.........  $ 8.11373    $10.14527       69,894
    01/01/2010 to 12/31/2010.........  $10.14527    $11.13210       55,900
 AST SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.33134    $ 6.63894        2,891
    01/01/2009 to 12/31/2009.........  $ 6.63894    $ 8.72427        7,195
    01/01/2010 to 12/31/2010.........  $ 8.72427    $11.67952        5,573
 AST SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.79054    $ 7.99717        1,428
    01/01/2009 to 12/31/2009.........  $ 7.99717    $ 9.96698       49,384
    01/01/2010 to 12/31/2010.........  $ 9.96698    $12.32368       32,174
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.34710    $ 8.65127      350,657
    01/01/2009 to 12/31/2009.........  $ 8.65127    $10.53936      325,608
    01/01/2010 to 12/31/2010.........  $10.53936    $11.53594      283,411
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/28/2008 to 12/31/2008.........  $10.83239    $10.13233        6,502
    01/01/2009 to 12/31/2009.........  $10.13233    $11.14805        5,761
    01/01/2010 to 12/31/2010.........  $11.14805    $11.56854        3,971
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.90428    $ 6.47415       12,329
    01/01/2009 to 12/31/2009.........  $ 6.47415    $ 9.74439       29,435
    01/01/2010 to 12/31/2010.........  $ 9.74439    $11.07477       16,781
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $16.53744    $ 9.01490       30,349
    01/01/2009 to 12/31/2009.........  $ 9.01490    $13.21257       89,197
    01/01/2010 to 12/31/2010.........  $13.21257    $15.61837       60,070
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.85899    $ 7.80431        2,713
    01/01/2009 to 12/31/2009.........  $ 7.80431    $ 9.05722        4,853
    01/01/2010 to 12/31/2010.........  $ 9.05722    $ 9.99424        4,901
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.23145    $ 9.28052        9,674
    01/01/2009 to 12/31/2009.........  $ 9.28052    $10.16667        2,874
    01/01/2010 to 12/31/2010.........  $10.16667    $10.75520        1,992
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07805    $ 6.63306       45,571
    01/01/2009 to 12/31/2009.........  $ 6.63306    $ 8.46640       95,074
    01/01/2010 to 12/31/2010.........  $ 8.46640    $ 9.15945       88,928



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT ONLY
           (2.05%) OR HIGHEST DAILY VALUE DEATH BENEFIT ONLY (2.05%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96979    $10.52176       830,438
    01/01/2007 to 12/31/2007.........  $10.52176    $11.25870     2,543,454
    01/01/2008 to 12/31/2008.........  $11.25870    $ 7.52065     4,290,790
    01/01/2009 to 12/31/2009.........  $ 7.52065    $ 9.16461     6,403,388
    01/01/2010 to 12/31/2010.........  $ 9.16461    $10.05503     6,481,639
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98851    $10.46548       246,133
    01/01/2007 to 12/31/2007.........  $10.46548    $11.22908       451,141
    01/01/2008 to 12/31/2008.........  $11.22908    $ 7.72388     1,193,763
    01/01/2009 to 12/31/2009.........  $ 7.72388    $ 9.55169     2,392,702
    01/01/2010 to 12/31/2010.........  $ 9.55169    $10.64273     2,509,896
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97043    $10.62633       298,911
    01/01/2007 to 12/31/2007.........  $10.62633    $11.40714       614,520
    01/01/2008 to 12/31/2008.........  $11.40714    $ 6.44647       727,095
    01/01/2009 to 12/31/2009.........  $ 6.44647    $ 8.11299       709,214
    01/01/2010 to 12/31/2010.........  $ 8.11299    $ 9.11364       665,490
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95018    $11.04440        19,265
    01/01/2007 to 12/31/2007.........  $11.04440    $10.43535        59,523
    01/01/2008 to 12/31/2008.........  $10.43535    $ 5.94250        66,453
    01/01/2009 to 12/31/2009.........  $ 5.94250    $ 7.20882       114,365
    01/01/2010 to 12/31/2010.........  $ 7.20882    $ 7.99959       111,640
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96029    $11.00935        15,614
    01/01/2007 to 12/31/2007.........  $11.00935    $11.34013        60,992
    01/01/2008 to 12/31/2008.........  $11.34013    $ 6.59044        59,215
    01/01/2009 to 12/31/2009.........  $ 6.59044    $ 7.69719       108,452

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 7.69719    $ 8.51452       108,896
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98414    $10.99891        21,491
    01/01/2007 to 12/31/2007.........  $10.99891    $10.76521        50,360
    01/01/2008 to 12/31/2008.........  $10.76521    $ 6.88354        51,088
    01/01/2009 to 12/31/2009.........  $ 6.88354    $ 7.94405        56,131
    01/01/2010 to 12/31/2010.........  $ 7.94405    $ 8.86235        55,174
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97919    $10.47828       398,107
    01/01/2007 to 12/31/2007.........  $10.47828    $11.19855     1,045,566
    01/01/2008 to 12/31/2008.........  $11.19855    $ 7.82382     3,006,296
    01/01/2009 to 12/31/2009.........  $ 7.82382    $ 9.45287     5,940,132
    01/01/2010 to 12/31/2010.........  $ 9.45287    $10.40364     6,021,508
 AST BOND PORTFOLIO 2016
    05/01/2009* to 12/31/2009........  $ 9.93822    $ 9.61299             0
    01/01/2010 to 12/31/2010.........  $ 9.61299    $10.41615             0
 AST BOND PORTFOLIO 2018
    05/01/2009* to 12/31/2009........  $ 9.92265    $ 9.67902             0
    01/01/2010 to 12/31/2010.........  $ 9.67902    $10.54551             0
 AST BOND PORTFOLIO 2019
    05/01/2009* to 12/31/2009........  $ 9.90543    $ 9.57969             0
    01/01/2010 to 12/31/2010.........  $ 9.57969    $10.45380             0
 AST BOND PORTFOLIO 2020
    05/01/2009* to 12/31/2009........  $ 9.88414    $ 9.25455             0
    01/01/2010 to 12/31/2010.........  $ 9.25455    $10.14278             0
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99778    $10.98498             0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97950    $10.57999       831,880
    01/01/2007 to 12/31/2007.........  $10.57999    $11.37500     2,558,602
    01/01/2008 to 12/31/2008.........  $11.37500    $ 7.25187     4,323,643
    01/01/2009 to 12/31/2009.........  $ 7.25187    $ 8.90621     7,701,858
    01/01/2010 to 12/31/2010.........  $ 8.90621    $ 9.89472     8,056,803
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09917    $ 6.68122       138,308
    01/01/2009 to 12/31/2009.........  $ 6.68122    $ 8.30477       532,687
    01/01/2010 to 12/31/2010.........  $ 8.30477    $ 9.30511       678,275
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    05/01/2008* to 12/31/2008........  $10.08099    $ 7.32858       218,544
    01/01/2009 to 12/31/2009.........  $ 7.32858    $ 8.86096       858,467
    01/01/2010 to 12/31/2010.........  $ 8.86096    $ 9.71786       897,851
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.88676    $12.08927        67,305
    01/01/2007 to 12/31/2007.........  $12.08927    $ 9.48340        85,556
    01/01/2008 to 12/31/2008.........  $ 9.48340    $ 6.03531        98,068
    01/01/2009 to 12/31/2009.........  $ 6.03531    $ 7.80228        99,922
    01/01/2010 to 12/31/2010.........  $ 7.80228    $ 9.83932       115,670
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98261    $10.43084        12,304
    01/01/2007 to 12/31/2007.........  $10.43084    $ 8.40420        40,522
    01/01/2008 to 07/18/2008.........  $ 8.40420    $ 7.68481             0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99833    $ 9.92504        21,362
    01/01/2007 to 12/31/2007.........  $ 9.92504    $10.81494        51,954
    01/01/2008 to 12/31/2008.........  $10.81494    $ 5.92475        40,190
    01/01/2009 to 12/31/2009.........  $ 5.92475    $ 7.70205        69,359
    01/01/2010 to 12/31/2010.........  $ 7.70205    $10.00370        82,880
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10350    $ 7.48844       188,704
    01/01/2009 to 12/31/2009.........  $ 7.48844    $ 8.89587       378,474
    01/01/2010 to 12/31/2010.........  $ 8.89587    $ 9.87870       410,194
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99833    $10.50147       131,264
    01/01/2007 to 12/31/2007.........  $10.50147    $11.16999       355,077
    01/01/2008 to 12/31/2008.........  $11.16999    $ 7.17065     1,052,064
    01/01/2009 to 12/31/2009.........  $ 7.17065    $ 8.70250     2,453,023
    01/01/2010 to 12/31/2010.........  $ 8.70250    $ 9.75259     2,624,502
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99833    $10.28092        96,046
    01/01/2007 to 12/31/2007.........  $10.28092    $11.22337       428,297
    01/01/2008 to 12/31/2008.........  $11.22337    $ 6.52045       992,417
    01/01/2009 to 12/31/2009.........  $ 6.52045    $ 8.04911     2,930,136
    01/01/2010 to 12/31/2010.........  $ 8.04911    $ 9.38759     2,993,576
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99834    $ 7.46062        92,522
    01/01/2009 to 11/13/2009.........  $ 7.46062    $ 8.31782             0
 AST GLOBAL REAL ESTATE PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    07/21/2008* to 12/31/2008........  $10.17501    $ 6.10332        2,015
    01/01/2009 to 12/31/2009.........  $ 6.10332    $ 8.07992        7,533
    01/01/2010 to 12/31/2010.........  $ 8.07992    $ 9.51698        8,974
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93469    $10.22872       39,668
    01/01/2007 to 12/31/2007.........  $10.22872    $11.42452      117,879
    01/01/2008 to 12/31/2008.........  $11.42452    $ 6.68665      134,309
    01/01/2009 to 12/31/2009.........  $ 6.68665    $ 9.78901      210,444
    01/01/2010 to 12/31/2010.........  $ 9.78901    $10.57926      191,290
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95768    $ 9.84454       20,966
    01/01/2007 to 12/31/2007.........  $ 9.84454    $11.51201       70,051
    01/01/2008 to 12/31/2008.........  $11.51201    $ 6.67880       74,451
    01/01/2009 to 12/31/2009.........  $ 6.67880    $10.28128      146,279
    01/01/2010 to 12/31/2010.........  $10.28128    $12.07219      125,854
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03322    $ 7.62678       11,741
    01/01/2009 to 12/31/2009.........  $ 7.62678    $ 9.47993       27,806
    01/01/2010 to 12/31/2010.........  $ 9.47993    $11.77620       35,349
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99833    $10.54166       36,262
    01/01/2007 to 12/31/2007.........  $10.54166    $10.58506       67,232
    01/01/2008 to 12/31/2008.........  $10.58506    $ 7.72288       52,614
    01/01/2009 to 12/31/2009.........  $ 7.72288    $10.25837       98,174
    01/01/2010 to 12/31/2010.........  $10.25837    $11.40941      117,981
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11169    $ 7.12219       92,463
    01/01/2009 to 12/31/2009.........  $ 7.12219    $ 8.84025      303,986
    01/01/2010 to 12/31/2010.........  $ 8.84025    $ 9.85968      322,410
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08918    $ 7.59716      111,892
    01/01/2009 to 12/31/2009.........  $ 7.59716    $ 9.18532      424,265
    01/01/2010 to 12/31/2010.........  $ 9.18532    $10.04474      457,592
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99185    $10.58063       66,017
    01/01/2007 to 12/31/2007.........  $10.58063    $12.34222      115,136
    01/01/2008 to 12/31/2008.........  $12.34222    $ 6.01888      132,206
    01/01/2009 to 12/31/2009.........  $ 6.01888    $ 7.97937      144,204
    01/01/2010 to 12/31/2010.........  $ 7.97937    $ 8.95266      142,115
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.01000    $10.84310       53,925

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2007 to 12/31/2007.........  $10.84310    $12.51580       161,390
    01/01/2008 to 12/31/2008.........  $12.51580    $ 6.86748       157,577
    01/01/2009 to 12/31/2009.........  $ 6.86748    $ 8.78189       161,271
    01/01/2010 to 12/31/2010.........  $ 8.78189    $ 9.55932       143,460
 AST INVESTMENT GRADE BOND PORTFOLIO
    01/28/2008* to 12/31/2008........  $ 9.99834    $10.69598     9,882,729
    01/01/2009 to 12/31/2009.........  $10.69598    $11.66588     3,643,097
    01/01/2010 to 12/31/2010.........  $11.66588    $12.66748     1,688,626
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96698    $10.51404        10,192
    01/01/2007 to 12/31/2007.........  $10.51404    $10.50173        92,521
    01/01/2008 to 12/31/2008.........  $10.50173    $ 8.47786       881,341
    01/01/2009 to 12/31/2009.........  $ 8.47786    $10.13685     1,938,181
    01/01/2010 to 12/31/2010.........  $10.13685    $10.66025     1,964,380
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08372    $10.28564             0
    01/01/2010 to 12/31/2010.........  $10.28564    $11.21966         2,278
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14510    $10.29546         3,105
    01/01/2010 to 12/31/2010.........  $10.29546    $11.47335        23,527
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99833    $10.55747        33,028
    01/01/2007 to 12/31/2007.........  $10.55747    $11.32088       105,867
    01/01/2008 to 12/31/2008.........  $11.32088    $ 6.50272       129,416
    01/01/2009 to 12/31/2009.........  $ 6.50272    $ 8.65847       155,384
    01/01/2010 to 12/31/2010.........  $ 8.65847    $ 9.09287       151,899
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95966    $10.98746        69,622
    01/01/2007 to 12/31/2007.........  $10.98746    $10.44409       128,473
    01/01/2008 to 12/31/2008.........  $10.44409    $ 5.98792       156,705
    01/01/2009 to 12/31/2009.........  $ 5.98792    $ 7.00799       193,547
    01/01/2010 to 12/31/2010.........  $ 7.00799    $ 7.77093       189,197
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99833    $10.45604         6,942
    01/01/2007 to 12/31/2007.........  $10.45604    $10.86861        19,664
    01/01/2008 to 12/31/2008.........  $10.86861    $ 8.17364        32,923
    01/01/2009 to 12/31/2009.........  $ 8.17364    $10.78110        62,345
    01/01/2010 to 12/31/2010.........  $10.78110    $11.98174        71,336
 AST MARSICO CAPITAL GROWTH PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    05/01/2006 to 12/31/2006.........  $ 9.94780    $10.19358       61,348
    01/01/2007 to 12/31/2007.........  $10.19358    $11.48245      121,725
    01/01/2008 to 12/31/2008.........  $11.48245    $ 6.33900      158,966
    01/01/2009 to 12/31/2009.........  $ 6.33900    $ 8.06019      162,034
    01/01/2010 to 12/31/2010.........  $ 8.06019    $ 9.45837      169,419
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95987    $11.07884        9,461
    01/01/2007 to 12/31/2007.........  $11.07884    $11.87567       27,105
    01/01/2008 to 12/31/2008.........  $11.87567    $ 7.68143       39,719
    01/01/2009 to 12/31/2009.........  $ 7.68143    $ 9.89869       46,304
    01/01/2010 to 12/31/2010.........  $ 9.89869    $10.86845       43,950
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93144    $10.35955        9,672
    01/01/2007 to 12/31/2007.........  $10.35955    $11.68399       22,402
    01/01/2008 to 12/31/2008.........  $11.68399    $ 7.29262       35,994
    01/01/2009 to 12/31/2009.........  $ 7.29262    $ 8.88300       44,333
    01/01/2010 to 12/31/2010.........  $ 8.88300    $ 9.81745       73,010
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.92877    $10.37935       17,928
    01/01/2007 to 12/31/2007.........  $10.37935    $10.44960       50,093
    01/01/2008 to 12/31/2008.........  $10.44960    $ 6.33563       46,590
    01/01/2009 to 12/31/2009.........  $ 6.33563    $ 8.62254       68,287
    01/01/2010 to 12/31/2010.........  $ 8.62254    $10.44421       75,740
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99951    $10.18444       73,532
    01/01/2007 to 12/31/2007.........  $10.18444    $10.46814      175,527
    01/01/2008 to 12/31/2008.........  $10.46814    $10.51516      724,864
    01/01/2009 to 12/31/2009.........  $10.51516    $10.32932      319,983
    01/01/2010 to 12/31/2010.........  $10.32932    $10.12431      206,149
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.03547    $10.13676       26,778
    01/01/2007 to 12/31/2007.........  $10.13676    $10.24685       61,947
    01/01/2008 to 12/31/2008.........  $10.24685    $ 5.79762       71,201
    01/01/2009 to 12/31/2009.........  $ 5.79762    $ 7.99019      124,978
    01/01/2010 to 12/31/2010.........  $ 7.99019    $ 9.66466      149,323
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96472    $10.17959       14,685
    01/01/2007 to 12/31/2007.........  $10.17959    $12.18878       86,925
    01/01/2008 to 12/31/2008.........  $12.18878    $ 6.78592       79,919
    01/01/2009 to 12/31/2009.........  $ 6.78592    $ 8.63048       83,258
    01/01/2010 to 12/31/2010.........  $ 8.63048    $10.88248       98,518
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    05/01/2006 to 12/31/2006.........  $ 9.98775    $ 9.42612         8,246
    01/01/2007 to 12/31/2007.........  $ 9.42612    $10.96429        51,379
    01/01/2008 to 12/31/2008.........  $10.96429    $ 6.17342        59,718
    01/01/2009 to 12/31/2009.........  $ 6.17342    $ 7.41439        56,938
    01/01/2010 to 12/31/2010.........  $ 7.41439    $ 8.73801        57,476
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10108    $ 5.56466           868
    01/01/2009 to 12/31/2009.........  $ 5.56466    $ 9.07977        76,455
    01/01/2010 to 12/31/2010.........  $ 9.07977    $10.87894       147,559
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97993    $10.14601        25,418
    01/01/2007 to 12/31/2007.........  $10.14601    $10.61705        38,117
    01/01/2008 to 12/31/2008.........  $10.61705    $10.51970       171,215
    01/01/2009 to 12/31/2009.........  $10.51970    $11.36291       155,535
    01/01/2010 to 12/31/2010.........  $11.36291    $11.56869       218,728
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97098    $10.27835        67,301
    01/01/2007 to 12/31/2007.........  $10.27835    $10.90759       232,812
    01/01/2008 to 12/31/2008.........  $10.90759    $10.44693       477,777
    01/01/2009 to 12/31/2009.........  $10.44693    $11.92891       789,347
    01/01/2010 to 12/31/2010.........  $11.92891    $12.59155       951,902
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97891    $10.39145       113,615
    01/01/2007 to 12/31/2007.........  $10.39145    $11.06941       280,016
    01/01/2008 to 12/31/2008.........  $11.06941    $ 8.73325     1,646,436
    01/01/2009 to 12/31/2009.........  $ 8.73325    $10.27253     4,619,314
    01/01/2010 to 12/31/2010.........  $10.27253    $11.13028     4,613,315
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95056    $10.70509        12,851
    01/01/2007 to 12/31/2007.........  $10.70509    $10.70742       102,748
    01/01/2008 to 12/31/2008.........  $10.70742    $ 6.42985       105,318
    01/01/2009 to 12/31/2009.........  $ 6.42985    $ 7.67574       107,762
    01/01/2010 to 12/31/2010.........  $ 7.67574    $ 8.65355        99,843
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98409    $10.54623         7,734
    01/01/2007 to 12/31/2007.........  $10.54623    $11.25493        52,850
    01/01/2008 to 12/31/2008.........  $11.25493    $ 7.69891       252,783
    01/01/2009 to 12/31/2009.........  $ 7.69891    $ 9.61241       564,588
    01/01/2010 to 12/31/2010.........  $ 9.61241    $10.53198       666,716
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90482    $ 9.88919        17,114
    01/01/2007 to 12/31/2007.........  $ 9.88919    $10.38230        43,610

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2008 to 12/31/2008.........  $10.38230    $ 6.61289        53,553
    01/01/2009 to 12/31/2009.........  $ 6.61289    $ 8.67722        60,460
    01/01/2010 to 12/31/2010.........  $ 8.67722    $11.59956        63,825
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99216    $10.43745        34,916
    01/01/2007 to 12/31/2007.........  $10.43745    $ 9.65301        77,915
    01/01/2008 to 12/31/2008.........  $ 9.65301    $ 6.64799       124,833
    01/01/2009 to 12/31/2009.........  $ 6.64799    $ 8.27329       134,882
    01/01/2010 to 12/31/2010.........  $ 8.27329    $10.21456       134,234
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96786    $10.60407        31,732
    01/01/2007 to 12/31/2007.........  $10.60407    $11.04690       151,827
    01/01/2008 to 12/31/2008.........  $11.04690    $ 8.01637       729,439
    01/01/2009 to 12/31/2009.........  $ 8.01637    $ 9.75142     1,560,710
    01/01/2010 to 12/31/2010.........  $ 9.75142    $10.65781     1,608,768
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98933    $10.27317        10,024
    01/01/2007 to 12/31/2007.........  $10.27317    $11.03673        70,825
    01/01/2008 to 12/31/2008.........  $11.03673    $10.55165       155,019
    01/01/2009 to 12/31/2009.........  $10.55165    $11.59239       154,889
    01/01/2010 to 12/31/2010.........  $11.59239    $12.01191       102,119
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93985    $10.44162        31,269
    01/01/2007 to 12/31/2007.........  $10.44162    $11.07338       105,160
    01/01/2008 to 12/31/2008.........  $11.07338    $ 6.44882       143,903
    01/01/2009 to 12/31/2009.........  $ 6.44882    $ 9.69200       172,730
    01/01/2010 to 12/31/2010.........  $ 9.69200    $10.99898       189,286
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14718    $ 9.80443        78,226
    01/01/2007 to 12/31/2007.........  $ 9.80443    $13.49811       280,545
    01/01/2008 to 12/31/2008.........  $13.49811    $ 6.61501       448,501
    01/01/2009 to 12/31/2009.........  $ 6.61501    $ 9.68103       570,448
    01/01/2010 to 12/31/2010.........  $ 9.68103    $11.42701       540,982
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94903    $10.99149        51,954
    01/01/2007 to 12/31/2007.........  $10.99149    $10.89644       110,209
    01/01/2008 to 12/31/2008.........  $10.89644    $ 6.69452        69,103
    01/01/2009 to 12/31/2009.........  $ 6.69452    $ 7.75779        96,419
    01/01/2010 to 12/31/2010.........  $ 7.75779    $ 8.54781        76,351
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99833    $ 9.97497             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2008 to 12/31/2008.........  $ 9.97497    $ 9.26513        36,160
    01/01/2009 to 12/31/2009.........  $ 9.26513    $10.13485       183,941
    01/01/2010 to 12/31/2010.........  $10.13485    $10.70573       218,069
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07801    $ 6.62657       292,960
    01/01/2009 to 12/31/2009.........  $ 6.62657    $ 8.44560       890,452
    01/01/2010 to 12/31/2010.........  $ 8.44560    $ 9.12346     1,223,525



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT ONLY (2.15%) OR HIGHEST
   DAILY LIFETIME FIVE INCOME BENEFIT ONLY (2.15%) OR HD GRO 60 BPS (2.15%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.38880    $10.95680      4,005,886
    01/01/2007 to 12/31/2007.........  $10.95680    $11.71266     12,685,306
    01/01/2008 to 12/31/2008.........  $11.71266    $ 7.81625     10,114,664
    01/01/2009 to 12/31/2009.........  $ 7.81625    $ 9.51550     10,025,052
    01/01/2010 to 12/31/2010.........  $ 9.51550    $10.42979      9,531,206
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14338    $10.62093      1,210,894
    01/01/2007 to 12/31/2007.........  $10.62093    $11.38468      4,044,715
    01/01/2008 to 12/31/2008.........  $11.38468    $ 7.82320      3,237,001
    01/01/2009 to 12/31/2009.........  $ 7.82320    $ 9.66501      3,397,038
    01/01/2010 to 12/31/2010.........  $ 9.66501    $10.75845      3,348,819
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62670    $11.31844              0
    01/01/2007 to 12/31/2007.........  $11.31844    $12.13812              0
    01/01/2008 to 12/31/2008.........  $12.13812    $ 6.85286              0
    01/01/2009 to 12/31/2009.........  $ 6.85286    $ 8.61586         65,688
    01/01/2010 to 12/31/2010.........  $ 8.61586    $ 9.66907         59,466
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.00032    $12.20210              0
    01/01/2007 to 12/31/2007.........  $12.20210    $11.51791              0
    01/01/2008 to 12/31/2008.........  $11.51791    $ 6.55256              0
    01/01/2009 to 12/31/2009.........  $ 6.55256    $ 7.94114            840
    01/01/2010 to 12/31/2010.........  $ 7.94114    $ 8.80362          2,665
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62847    $11.74026              0
    01/01/2007 to 12/31/2007.........  $11.74026    $12.08115              0
    01/01/2008 to 12/31/2008.........  $12.08115    $ 7.01424              0
    01/01/2009 to 12/31/2009.........  $ 7.01424    $ 8.18418          4,544

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.18418    $ 9.04440          5,035
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.69604    $11.77553              0
    01/01/2007 to 12/31/2007.........  $11.77553    $11.51406              0
    01/01/2008 to 12/31/2008.........  $11.51406    $ 7.35512              0
    01/01/2009 to 12/31/2009.........  $ 7.35512    $ 8.48006         12,004
    01/01/2010 to 12/31/2010.........  $ 8.48006    $ 9.45099          9,410
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.33925    $10.84933      1,407,551
    01/01/2007 to 12/31/2007.........  $10.84933    $11.58366      5,234,843
    01/01/2008 to 12/31/2008.........  $11.58366    $ 8.08498      4,799,295
    01/01/2009 to 12/31/2009.........  $ 8.08498    $ 9.75872      4,918,514
    01/01/2010 to 12/31/2010.........  $ 9.75872    $10.72990      4,805,610
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99883    $ 9.34895              0
    01/01/2010 to 12/31/2010.........  $ 9.34895    $10.12019              0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99826    $12.00012              0
    01/01/2009 to 12/31/2009.........  $12.00012    $11.03670              0
    01/01/2010 to 12/31/2010.........  $11.03670    $12.01294              0
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99826    $12.06868              0
    01/01/2009 to 12/31/2009.........  $12.06868    $10.90486              0
    01/01/2010 to 12/31/2010.........  $10.90486    $11.88816          1,310
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99883    $ 8.76162              0
    01/01/2010 to 12/31/2010.........  $ 8.76162    $ 9.59316         84,417
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99767    $10.97418         72,408
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.50780    $11.13289      4,496,419
    01/01/2007 to 12/31/2007.........  $11.13289    $11.95767     16,419,372
    01/01/2008 to 12/31/2008.........  $11.95767    $ 7.61582     11,788,190
    01/01/2009 to 12/31/2009.........  $ 7.61582    $ 9.34393     11,925,399
    01/01/2010 to 12/31/2010.........  $ 9.34393    $10.37074     11,755,291
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09915    $ 6.67683        132,685
    01/01/2009 to 12/31/2009.........  $ 6.67683    $ 8.29136        185,016
    01/01/2010 to 12/31/2010.........  $ 8.29136    $ 9.28112        269,568

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08097    $ 7.32380       172,253
    01/01/2009 to 12/31/2009.........  $ 7.32380    $ 8.84650       227,014
    01/01/2010 to 12/31/2010.........  $ 8.84650    $ 9.69251       306,433
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.11328    $16.02423             0
    01/01/2007 to 12/31/2007.........  $16.02423    $12.55783             0
    01/01/2008 to 12/31/2008.........  $12.55783    $ 7.98401             0
    01/01/2009 to 12/31/2009.........  $ 7.98401    $10.31138         1,515
    01/01/2010 to 12/31/2010.........  $10.31138    $12.99078         7,457
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.22169    $11.71792             0
    01/01/2007 to 12/31/2007.........  $11.71792    $ 9.43198             0
    01/01/2008 to 07/18/2008.........  $ 9.43198    $ 8.61999             0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.16315    $12.06616             0
    01/01/2007 to 12/31/2007.........  $12.06616    $13.13512             0
    01/01/2008 to 12/31/2008.........  $13.13512    $ 7.18873             0
    01/01/2009 to 12/31/2009.........  $ 7.18873    $ 9.33599         8,313
    01/01/2010 to 12/31/2010.........  $ 9.33599    $12.11421        12,965
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10348    $ 7.48354        51,262
    01/01/2009 to 12/31/2009.........  $ 7.48354    $ 8.88137        77,911
    01/01/2010 to 12/31/2010.........  $ 8.88137    $ 9.85295       145,351
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04361    $10.54213       662,361
    01/01/2007 to 12/31/2007.........  $10.54213    $11.20213     2,542,989
    01/01/2008 to 12/31/2008.........  $11.20213    $ 7.18420     2,005,436
    01/01/2009 to 12/31/2009.........  $ 7.18420    $ 8.71044     2,135,557
    01/01/2010 to 12/31/2010.........  $ 8.71044    $ 9.75195     2,115,980
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16332    $10.44382       814,698
    01/01/2007 to 12/31/2007.........  $10.44382    $11.39013     3,857,971
    01/01/2008 to 12/31/2008.........  $11.39013    $ 6.61081     2,981,775
    01/01/2009 to 12/31/2009.........  $ 6.61081    $ 8.15269     3,151,258
    01/01/2010 to 12/31/2010.........  $ 8.15269    $ 9.49915     3,107,509
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99826    $ 7.45733        97,557
    01/01/2009 to 11/13/2009.........  $ 7.45733    $ 8.30710             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17493    $ 6.10058            0
    01/01/2009 to 12/31/2009.........  $ 6.10058    $ 8.06833        1,440
    01/01/2010 to 12/31/2010.........  $ 8.06833    $ 9.49404        2,135
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.21585    $11.54033            0
    01/01/2007 to 12/31/2007.........  $11.54033    $12.87688            0
    01/01/2008 to 12/31/2008.........  $12.87688    $ 7.52930            0
    01/01/2009 to 12/31/2009.........  $ 7.52930    $11.01183       12,171
    01/01/2010 to 12/31/2010.........  $11.01183    $11.88909       11,972
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.09667    $10.96352            0
    01/01/2007 to 12/31/2007.........  $10.96352    $12.80795            0
    01/01/2008 to 12/31/2008.........  $12.80795    $ 7.42328            0
    01/01/2009 to 12/31/2009.........  $ 7.42328    $11.41627       12,988
    01/01/2010 to 12/31/2010.........  $11.41627    $13.39182       16,762
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03314    $ 7.62336            0
    01/01/2009 to 12/31/2009.........  $ 7.62336    $ 9.46659        9,261
    01/01/2010 to 12/31/2010.........  $ 9.46659    $11.74810       15,867
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.06856    $10.60878            0
    01/01/2007 to 12/31/2007.........  $10.60878    $10.64201            0
    01/01/2008 to 12/31/2008.........  $10.64201    $ 7.75677            0
    01/01/2009 to 12/31/2009.........  $ 7.75677    $10.29318        6,203
    01/01/2010 to 12/31/2010.........  $10.29318    $11.43698        5,440
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11166    $ 7.11750       74,112
    01/01/2009 to 12/31/2009.........  $ 7.11750    $ 8.82580      159,340
    01/01/2010 to 12/31/2010.........  $ 8.82580    $ 9.83405      224,639
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08915    $ 7.59217      147,930
    01/01/2009 to 12/31/2009.........  $ 7.59217    $ 9.17026      180,458
    01/01/2010 to 12/31/2010.........  $ 9.17026    $10.01855      175,746
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99177    $10.57369            0
    01/01/2007 to 12/31/2007.........  $10.57369    $12.32194            0
    01/01/2008 to 12/31/2008.........  $12.32194    $ 6.00307            0
    01/01/2009 to 12/31/2009.........  $ 6.00307    $ 7.95060        6,285
    01/01/2010 to 12/31/2010.........  $ 7.95060    $ 8.91178        9,775

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00992    $10.83593             0
    01/01/2007 to 12/31/2007.........  $10.83593    $12.49528             0
    01/01/2008 to 12/31/2008.........  $12.49528    $ 6.84949             0
    01/01/2009 to 12/31/2009.........  $ 6.84949    $ 8.75042         6,266
    01/01/2010 to 12/31/2010.........  $ 8.75042    $ 9.51572         5,026
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.92161    $11.51373             0
    01/01/2007 to 12/31/2007.........  $11.51373    $11.48901       666,826
    01/01/2008 to 12/31/2008.........  $11.48901    $ 9.26576     1,346,293
    01/01/2009 to 12/31/2009.........  $ 9.26576    $11.06807     1,367,029
    01/01/2010 to 12/31/2010.........  $11.06807    $11.62819     1,313,997
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08364    $10.28433         1,439
    01/01/2010 to 12/31/2010.........  $10.28433    $11.20726         4,975
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14502    $10.29414         1,054
    01/01/2010 to 12/31/2010.........  $10.29414    $11.46057         2,471
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.08901    $12.75684             0
    01/01/2007 to 12/31/2007.........  $12.75684    $13.66576             0
    01/01/2008 to 12/31/2008.........  $13.66576    $ 7.84189             0
    01/01/2009 to 12/31/2009.........  $ 7.84189    $10.43150         3,119
    01/01/2010 to 12/31/2010.........  $10.43150    $10.94417         6,612
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.06145    $12.19503             0
    01/01/2007 to 12/31/2007.........  $12.19503    $11.58035             0
    01/01/2008 to 12/31/2008.........  $11.58035    $ 6.63284             0
    01/01/2009 to 12/31/2009.........  $ 6.63284    $ 7.75509         1,917
    01/01/2010 to 12/31/2010.........  $ 7.75509    $ 8.59095         2,684
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.19371    $10.65342             0
    01/01/2007 to 12/31/2007.........  $10.65342    $11.06283             0
    01/01/2008 to 12/31/2008.........  $11.06283    $ 8.31161             0
    01/01/2009 to 12/31/2009.........  $ 8.31161    $10.95231           689
    01/01/2010 to 12/31/2010.........  $10.95231    $12.16009           547
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.13415    $11.40202             0
    01/01/2007 to 12/31/2007.........  $11.40202    $12.83108             0
    01/01/2008 to 12/31/2008.........  $12.83108    $ 7.07655             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.07655    $ 8.98924        1,694
    01/01/2010 to 12/31/2010.........  $ 8.98924    $10.53837       10,782
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.42528    $12.70063            0
    01/01/2007 to 12/31/2007.........  $12.70063    $13.60069            0
    01/01/2008 to 12/31/2008.........  $13.60069    $ 8.78861            0
    01/01/2009 to 12/31/2009.........  $ 8.78861    $11.31440        4,297
    01/01/2010 to 12/31/2010.........  $11.31440    $12.41066        4,660
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.03769    $11.50591            0
    01/01/2007 to 12/31/2007.........  $11.50591    $12.96421            0
    01/01/2008 to 12/31/2008.........  $12.96421    $ 8.08374            0
    01/01/2009 to 12/31/2009.........  $ 8.08374    $ 9.83697        2,118
    01/01/2010 to 12/31/2010.........  $ 9.83697    $10.86121        4,940
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.04019    $11.53375            0
    01/01/2007 to 12/31/2007.........  $11.53375    $11.60037            0
    01/01/2008 to 12/31/2008.........  $11.60037    $ 7.02641            0
    01/01/2009 to 12/31/2009.........  $ 7.02641    $ 9.55328        2,050
    01/01/2010 to 12/31/2010.........  $ 9.55328    $11.56022        1,739
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99943    $10.17783            0
    01/01/2007 to 12/31/2007.........  $10.17783    $10.45102            0
    01/01/2008 to 12/31/2008.........  $10.45102    $10.48777            0
    01/01/2009 to 12/31/2009.........  $10.48777    $10.29201        4,679
    01/01/2010 to 12/31/2010.........  $10.29201    $10.07791        1,595
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.64597    $11.75586            0
    01/01/2007 to 12/31/2007.........  $11.75586    $11.87182            0
    01/01/2008 to 12/31/2008.........  $11.87182    $ 6.71043            0
    01/01/2009 to 12/31/2009.........  $ 6.71043    $ 9.23915        2,923
    01/01/2010 to 12/31/2010.........  $ 9.23915    $11.16454       13,826
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.35009    $12.60819            0
    01/01/2007 to 12/31/2007.........  $12.60819    $15.08190            0
    01/01/2008 to 12/31/2008.........  $15.08190    $ 8.38847            0
    01/01/2009 to 12/31/2009.........  $ 8.38847    $10.65813        6,503
    01/01/2010 to 12/31/2010.........  $10.65813    $13.42615        5,260
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.48889    $10.83586            0
    01/01/2007 to 12/31/2007.........  $10.83586    $12.59164            0
    01/01/2008 to 12/31/2008.........  $12.59164    $ 7.08274            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.08274    $ 8.49810         2,902
    01/01/2010 to 12/31/2010.........  $ 8.49810    $10.00545        10,445
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10100    $ 5.56220             0
    01/01/2009 to 12/31/2009.........  $ 5.56220    $ 9.06699        23,395
    01/01/2010 to 12/31/2010.........  $ 9.06699    $10.85299        37,290
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.02208    $10.18235             0
    01/01/2007 to 12/31/2007.........  $10.18235    $10.64459             0
    01/01/2008 to 12/31/2008.........  $10.64459    $10.53674             0
    01/01/2009 to 12/31/2009.........  $10.53674    $11.37025         1,056
    01/01/2010 to 12/31/2010.........  $11.37025    $11.56490           955
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97090    $10.27161             0
    01/01/2007 to 12/31/2007.........  $10.27161    $10.88965             0
    01/01/2008 to 12/31/2008.........  $10.88965    $10.41948             0
    01/01/2009 to 12/31/2009.........  $10.41948    $11.88583        36,136
    01/01/2010 to 12/31/2010.........  $11.88583    $12.53367        68,225
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.19055    $10.60497       535,175
    01/01/2007 to 12/31/2007.........  $10.60497    $11.28575     1,344,079
    01/01/2008 to 12/31/2008.........  $11.28575    $ 8.89526     2,382,521
    01/01/2009 to 12/31/2009.........  $ 8.89526    $10.45297     2,632,891
    01/01/2010 to 12/31/2010.........  $10.45297    $11.31482     2,806,427
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62248    $11.42056             0
    01/01/2007 to 12/31/2007.........  $11.42056    $11.41173             0
    01/01/2008 to 12/31/2008.........  $11.41173    $ 6.84612             0
    01/01/2009 to 12/31/2009.........  $ 6.84612    $ 8.16461           911
    01/01/2010 to 12/31/2010.........  $ 8.16461    $ 9.19572         5,022
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.45139    $11.03272             0
    01/01/2007 to 12/31/2007.........  $11.03272    $11.76249       253,263
    01/01/2008 to 12/31/2008.........  $11.76249    $ 8.03826       362,000
    01/01/2009 to 12/31/2009.........  $ 8.03826    $10.02627       485,785
    01/01/2010 to 12/31/2010.........  $10.02627    $10.97475       524,465
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90474    $ 9.88267             0
    01/01/2007 to 12/31/2007.........  $ 9.88267    $10.36529             0
    01/01/2008 to 12/31/2008.........  $10.36529    $ 6.59557             0
    01/01/2009 to 12/31/2009.........  $ 6.59557    $ 8.64603         1,131
    01/01/2010 to 12/31/2010.........  $ 8.64603    $11.54673         2,961

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.93965    $12.46359             0
    01/01/2007 to 12/31/2007.........  $12.46359    $11.51553             0
    01/01/2008 to 12/31/2008.........  $11.51553    $ 7.92294             0
    01/01/2009 to 12/31/2009.........  $ 7.92294    $ 9.85035         4,057
    01/01/2010 to 12/31/2010.........  $ 9.85035    $12.14978         4,393
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.68518    $11.35981        40,367
    01/01/2007 to 12/31/2007.........  $11.35981    $11.82256     2,111,934
    01/01/2008 to 12/31/2008.........  $11.82256    $ 8.57089     1,594,583
    01/01/2009 to 12/31/2009.........  $ 8.57089    $10.41585     1,723,559
    01/01/2010 to 12/31/2010.........  $10.41585    $11.37298     1,812,690
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.52835    $ 9.79265             0
    01/01/2007 to 12/31/2007.........  $ 9.79265    $10.51014             0
    01/01/2008 to 12/31/2008.........  $10.51014    $10.03832             0
    01/01/2009 to 12/31/2009.........  $10.03832    $11.01755         8,692
    01/01/2010 to 12/31/2010.........  $11.01755    $11.40516         8,166
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93977    $10.43471             0
    01/01/2007 to 12/31/2007.........  $10.43471    $11.05504             0
    01/01/2008 to 12/31/2008.........  $11.05504    $ 6.43180             0
    01/01/2009 to 12/31/2009.........  $ 6.43180    $ 9.65708         7,231
    01/01/2010 to 12/31/2010.........  $ 9.65708    $10.94866         7,600
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.73591    $13.26331             0
    01/01/2007 to 12/31/2007.........  $13.26331    $18.24214             0
    01/01/2008 to 12/31/2008.........  $18.24214    $ 8.93123             0
    01/01/2009 to 12/31/2009.........  $ 8.93123    $13.05802        22,340
    01/01/2010 to 12/31/2010.........  $13.05802    $15.39811        42,014
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.52053    $12.71928             0
    01/01/2007 to 12/31/2007.........  $12.71928    $12.59690             0
    01/01/2008 to 12/31/2008.........  $12.59690    $ 7.73169             0
    01/01/2009 to 12/31/2009.........  $ 7.73169    $ 8.95107           179
    01/01/2010 to 12/31/2010.........  $ 8.95107    $ 9.85304           241
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99825    $ 9.97382             0
    01/01/2008 to 12/31/2008.........  $ 9.97382    $ 9.25507             0
    01/01/2009 to 12/31/2009.........  $ 9.25507    $10.11398        15,182
    01/01/2010 to 12/31/2010.........  $10.11398    $10.67324        17,950

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07798     $6.62220      167,263
    01/01/2009 to 12/31/2009.........  $ 6.62220     $8.43190      241,031
    01/01/2010 to 12/31/2010.........  $ 8.43190     $9.09971      350,791



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

  ACCUMULATION UNIT VALUES: SPOUSAL LIFETIME FIVE INCOME BENEFIT ONLY (2.30%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.38254    $10.93964     1,600,148
    01/01/2007 to 12/31/2007.........  $10.93964    $11.67705     3,537,461
    01/01/2008 to 12/31/2008.........  $11.67705    $ 7.78101     3,650,928
    01/01/2009 to 12/31/2009.........  $ 7.78101    $ 9.45889     4,634,630
    01/01/2010 to 12/31/2010.........  $ 9.45889    $10.35258     5,137,364
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14153    $10.60866       424,382
    01/01/2007 to 12/31/2007.........  $10.60866    $11.35477       863,059
    01/01/2008 to 12/31/2008.........  $11.35477    $ 7.79118     1,109,886
    01/01/2009 to 12/31/2009.........  $ 7.79118    $ 9.61143     1,777,502
    01/01/2010 to 12/31/2010.........  $ 9.61143    $10.68319     2,019,590
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.62035    $11.30056             0
    01/01/2007 to 12/31/2007.........  $11.30056    $12.10105             0
    01/01/2008 to 12/31/2008.........  $12.10105    $ 6.82187             0
    01/01/2009 to 12/31/2009.........  $ 6.82187    $ 8.56459        39,138
    01/01/2010 to 12/31/2010.........  $ 8.56459    $ 9.59753        71,363
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.98195    $12.16986             0
    01/01/2007 to 12/31/2007.........  $12.16986    $11.47051             0
    01/01/2008 to 12/31/2008.........  $11.47051    $ 6.51593             0
    01/01/2009 to 12/31/2009.........  $ 6.51593    $ 7.88518       196,455
    01/01/2010 to 12/31/2010.........  $ 7.88518    $ 8.72888       165,639
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.61064    $11.70917             0
    01/01/2007 to 12/31/2007.........  $11.70917    $12.03143             0
    01/01/2008 to 12/31/2008.........  $12.03143    $ 6.97511             0
    01/01/2009 to 12/31/2009.........  $ 6.97511    $ 8.12654        39,583

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.12654    $ 8.96759        72,779
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.67819    $11.74441             0
    01/01/2007 to 12/31/2007.........  $11.74441    $11.46666             0
    01/01/2008 to 12/31/2008.........  $11.46666    $ 7.31404             0
    01/01/2009 to 12/31/2009.........  $ 7.31404    $ 8.42035        31,911
    01/01/2010 to 12/31/2010.........  $ 8.42035    $ 9.37086        45,310
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.33300    $10.83221       472,641
    01/01/2007 to 12/31/2007.........  $10.83221    $11.54845     1,257,388
    01/01/2008 to 12/31/2008.........  $11.54845    $ 8.04854     1,540,491
    01/01/2009 to 12/31/2009.........  $ 8.04854    $ 9.70059     3,064,712
    01/01/2010 to 12/31/2010.........  $ 9.70059    $10.65023     3,948,773
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.50138    $11.11514     1,819,256
    01/01/2007 to 12/31/2007.........  $11.11514    $11.92105     3,806,864
    01/01/2008 to 12/31/2008.........  $11.92105    $ 7.58135     3,824,505
    01/01/2009 to 12/31/2009.........  $ 7.58135    $ 9.28814     5,711,545
    01/01/2010 to 12/31/2010.........  $ 9.28814    $10.29386     6,530,490
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09911    $ 6.67029         5,346
    01/01/2009 to 12/31/2009.........  $ 6.67029    $ 8.27102       539,801
    01/01/2010 to 12/31/2010.........  $ 8.27102    $ 9.24479     1,143,600
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08093    $ 7.31661         6,340
    01/01/2009 to 12/31/2009.........  $ 7.31661    $ 8.82485       737,299
    01/01/2010 to 12/31/2010.........  $ 8.82485    $ 9.65463     1,444,005
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.09141    $15.98198             0
    01/01/2007 to 12/31/2007.........  $15.98198    $12.50625             0
    01/01/2008 to 12/31/2008.........  $12.50625    $ 7.93961             0
    01/01/2009 to 12/31/2009.........  $ 7.93961    $10.23905        13,457
    01/01/2010 to 12/31/2010.........  $10.23905    $12.88076        18,915
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.20289    $11.68686             0
    01/01/2007 to 12/31/2007.........  $11.68686    $ 9.39302             0
    01/01/2008 to 07/18/2008.........  $ 9.39302    $ 8.57750             0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.14275    $12.03427             0
    01/01/2007 to 12/31/2007.........  $12.03427    $13.08104             0
    01/01/2008 to 12/31/2008.........  $13.08104    $ 7.14856             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.14856    $ 9.27013        13,008
    01/01/2010 to 12/31/2010.........  $ 9.27013    $12.01118        17,888
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10344    $ 7.47620             0
    01/01/2009 to 12/31/2009.........  $ 7.47620    $ 8.85972       106,110
    01/01/2010 to 12/31/2010.........  $ 8.85972    $ 9.81450       239,549
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.04179    $10.53003       373,790
    01/01/2007 to 12/31/2007.........  $10.53003    $11.17279       652,819
    01/01/2008 to 12/31/2008.........  $11.17279    $ 7.15487       684,409
    01/01/2009 to 12/31/2009.........  $ 7.15487    $ 8.66215       970,053
    01/01/2010 to 12/31/2010.........  $ 8.66215    $ 9.68378     1,094,089
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.16144    $10.43165       283,763
    01/01/2007 to 12/31/2007.........  $10.43165    $11.36002       659,236
    01/01/2008 to 12/31/2008.........  $11.36002    $ 6.58367       655,583
    01/01/2009 to 12/31/2009.........  $ 6.58367    $ 8.10732     1,532,700
    01/01/2010 to 12/31/2010.........  $ 8.10732    $ 9.43250     1,911,779
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99814    $ 7.45232        12,613
    01/01/2009 to 11/13/2009.........  $ 7.45232    $ 8.29100             0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17481    $ 6.09650             0
    01/01/2009 to 12/31/2009.........  $ 6.09650    $ 8.05116        11,445
    01/01/2010 to 12/31/2010.........  $ 8.05116    $ 9.46002        24,643
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.19701    $11.50977             0
    01/01/2007 to 12/31/2007.........  $11.50977    $12.82386             0
    01/01/2008 to 12/31/2008.........  $12.82386    $ 7.48722             0
    01/01/2009 to 12/31/2009.........  $ 7.48722    $10.93431        43,192
    01/01/2010 to 12/31/2010.........  $10.93431    $11.78814        53,396
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.07819    $10.93456             0
    01/01/2007 to 12/31/2007.........  $10.93456    $12.75534             0
    01/01/2008 to 12/31/2008.........  $12.75534    $ 7.38191             0
    01/01/2009 to 12/31/2009.........  $ 7.38191    $11.33587        50,108
    01/01/2010 to 12/31/2010.........  $11.33587    $13.27803        74,901
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03302    $ 7.61835             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.61835    $ 9.44641       10,566
    01/01/2010 to 12/31/2010.........  $ 9.44641    $11.70578       19,745
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.05159    $10.58061            0
    01/01/2007 to 12/31/2007.........  $10.58061    $10.59817            0
    01/01/2008 to 12/31/2008.........  $10.59817    $ 7.71350            0
    01/01/2009 to 12/31/2009.........  $ 7.71350    $10.22092       18,211
    01/01/2010 to 12/31/2010.........  $10.22092    $11.33996       28,487
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11162    $ 7.11052        5,574
    01/01/2009 to 12/31/2009.........  $ 7.11052    $ 8.80420      492,765
    01/01/2010 to 12/31/2010.........  $ 8.80420    $ 9.79553      752,454
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08911    $ 7.58468        3,905
    01/01/2009 to 12/31/2009.........  $ 7.58468    $ 9.14789      502,973
    01/01/2010 to 12/31/2010.........  $ 9.14789    $ 9.97940      724,144
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99165    $10.56332            0
    01/01/2007 to 12/31/2007.........  $10.56332    $12.29178            0
    01/01/2008 to 12/31/2008.........  $12.29178    $ 5.97954            0
    01/01/2009 to 12/31/2009.........  $ 5.97954    $ 7.90775       34,217
    01/01/2010 to 12/31/2010.........  $ 7.90775    $ 8.85072       40,087
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00980    $10.82527            0
    01/01/2007 to 12/31/2007.........  $10.82527    $12.46444            0
    01/01/2008 to 12/31/2008.........  $12.46444    $ 6.82250            0
    01/01/2009 to 12/31/2009.........  $ 6.82250    $ 8.70312       26,080
    01/01/2010 to 12/31/2010.........  $ 8.70312    $ 9.45037       37,505
 AST INVESTMENT GRADE BOND PORTFOLIO
    04/30/2009* to 12/31/2009........  $10.00000    $10.83253        1,635
    01/01/2010 to 12/31/2010.........  $10.83253    $11.73376        6,091
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.90341    $11.48321            0
    01/01/2007 to 12/31/2007.........  $11.48321    $11.44173      135,916
    01/01/2008 to 12/31/2008.........  $11.44173    $ 9.21405      389,245
    01/01/2009 to 12/31/2009.........  $ 9.21405    $10.99024      491,443
    01/01/2010 to 12/31/2010.........  $10.99024    $11.52951      515,178
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08352    $10.28234            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $10.28234    $11.18859       12,626
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14490    $10.29213            0
    01/01/2010 to 12/31/2010.........  $10.29213    $11.44159        5,126
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.06881    $12.72312            0
    01/01/2007 to 12/31/2007.........  $12.72312    $13.60959            0
    01/01/2008 to 12/31/2008.........  $13.60959    $ 7.79817            0
    01/01/2009 to 12/31/2009.........  $ 7.79817    $10.35804      142,828
    01/01/2010 to 12/31/2010.........  $10.35804    $10.85122       97,893
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.04291    $12.16274            0
    01/01/2007 to 12/31/2007.........  $12.16274    $11.53283            0
    01/01/2008 to 12/31/2008.........  $11.53283    $ 6.59589            0
    01/01/2009 to 12/31/2009.........  $ 6.59589    $ 7.70055        7,953
    01/01/2010 to 12/31/2010.........  $ 7.70055    $ 8.51795        4,112
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.17666    $10.62529            0
    01/01/2007 to 12/31/2007.........  $10.62529    $11.01730            0
    01/01/2008 to 12/31/2008.........  $11.01730    $ 8.26531            0
    01/01/2009 to 12/31/2009.........  $ 8.26531    $10.87532       24,230
    01/01/2010 to 12/31/2010.........  $10.87532    $12.05706       31,946
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.11556    $11.37187            0
    01/01/2007 to 12/31/2007.........  $11.37187    $12.77831            0
    01/01/2008 to 12/31/2008.........  $12.77831    $ 7.03710            0
    01/01/2009 to 12/31/2009.........  $ 7.03710    $ 8.92597      155,405
    01/01/2010 to 12/31/2010.........  $ 8.92597    $10.44883       97,355
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.40619    $12.66709            0
    01/01/2007 to 12/31/2007.........  $12.66709    $13.54490            0
    01/01/2008 to 12/31/2008.........  $13.54490    $ 8.73970            0
    01/01/2009 to 12/31/2009.........  $ 8.73970    $11.23486       57,798
    01/01/2010 to 12/31/2010.........  $11.23486    $12.30530      124,310
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.01921    $11.47554            0
    01/01/2007 to 12/31/2007.........  $11.47554    $12.91081            0
    01/01/2008 to 12/31/2008.........  $12.91081    $ 8.03870            0
    01/01/2009 to 12/31/2009.........  $ 8.03870    $ 9.76781        7,646
    01/01/2010 to 12/31/2010.........  $ 9.76781    $10.76895       12,348
 AST MID-CAP VALUE PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    05/01/2006 to 12/31/2006.........  $11.02184    $11.50338            0
    01/01/2007 to 12/31/2007.........  $11.50338    $11.55277            0
    01/01/2008 to 12/31/2008.........  $11.55277    $ 6.98732            0
    01/01/2009 to 12/31/2009.........  $ 6.98732    $ 9.48619       13,814
    01/01/2010 to 12/31/2010.........  $ 9.48619    $11.46229       17,737
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99931    $10.16774            0
    01/01/2007 to 12/31/2007.........  $10.16774    $10.42533            0
    01/01/2008 to 12/31/2008.........  $10.42533    $10.44662            0
    01/01/2009 to 12/31/2009.........  $10.44662    $10.23676       21,842
    01/01/2010 to 12/31/2010.........  $10.23676    $10.00912       68,352
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.62655    $11.72486            0
    01/01/2007 to 12/31/2007.........  $11.72486    $11.82312            0
    01/01/2008 to 12/31/2008.........  $11.82312    $ 6.67312            0
    01/01/2009 to 12/31/2009.........  $ 6.67312    $ 9.17426       90,627
    01/01/2010 to 12/31/2010.........  $ 9.17426    $11.06988       85,558
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $12.32946    $12.57489            0
    01/01/2007 to 12/31/2007.........  $12.57489    $15.01983            0
    01/01/2008 to 12/31/2008.........  $15.01983    $ 8.34158            0
    01/01/2009 to 12/31/2009.........  $ 8.34158    $10.58299       58,714
    01/01/2010 to 12/31/2010.........  $10.58299    $13.31188      100,724
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.46967    $10.80728            0
    01/01/2007 to 12/31/2007.........  $10.80728    $12.53991            0
    01/01/2008 to 12/31/2008.........  $12.53991    $ 7.04323            0
    01/01/2009 to 12/31/2009.........  $ 7.04323    $ 8.43830       17,360
    01/01/2010 to 12/31/2010.........  $ 8.43830    $ 9.92054       18,659
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10088    $ 5.55848            0
    01/01/2009 to 12/31/2009.........  $ 5.55848    $ 9.04757      181,323
    01/01/2010 to 12/31/2010.........  $ 9.04757    $10.81385      328,792
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.00525    $10.15533            0
    01/01/2007 to 12/31/2007.........  $10.15533    $10.60065            0
    01/01/2008 to 12/31/2008.........  $10.60065    $10.47781            0
    01/01/2009 to 12/31/2009.........  $10.47781    $11.29002       29,049
    01/01/2010 to 12/31/2010.........  $11.29002    $11.46655       31,539
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97078    $10.26154            0
    01/01/2007 to 12/31/2007.........  $10.26154    $10.86301            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2008 to 12/31/2008.........  $10.86301    $10.37888             0
    01/01/2009 to 12/31/2009.........  $10.37888    $11.82223       353,561
    01/01/2010 to 12/31/2010.........  $11.82223    $12.44845       853,716
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.18438    $10.58832       181,115
    01/01/2007 to 12/31/2007.........  $10.58832    $11.25143       231,885
    01/01/2008 to 12/31/2008.........  $11.25143    $ 8.85527       671,591
    01/01/2009 to 12/31/2009.........  $ 8.85527    $10.39060     1,642,238
    01/01/2010 to 12/31/2010.........  $10.39060    $11.23093     1,684,823
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.60473    $11.39044             0
    01/01/2007 to 12/31/2007.........  $11.39044    $11.36487             0
    01/01/2008 to 12/31/2008.........  $11.36487    $ 6.80785             0
    01/01/2009 to 12/31/2009.........  $ 6.80785    $ 8.10701        36,891
    01/01/2010 to 12/31/2010.........  $ 8.10701    $ 9.11744        54,039
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.43396    $11.00360             0
    01/01/2007 to 12/31/2007.........  $11.00360    $11.71424        33,547
    01/01/2008 to 12/31/2008.........  $11.71424    $ 7.99351        66,817
    01/01/2009 to 12/31/2009.........  $ 7.99351    $ 9.95586       897,972
    01/01/2010 to 12/31/2010.........  $ 9.95586    $10.88156     1,422,432
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90461    $ 9.87296             0
    01/01/2007 to 12/31/2007.........  $ 9.87296    $10.33994             0
    01/01/2008 to 12/31/2008.........  $10.33994    $ 6.56974             0
    01/01/2009 to 12/31/2009.........  $ 6.56974    $ 8.59961        59,475
    01/01/2010 to 12/31/2010.........  $ 8.59961    $11.46782        35,079
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.91975    $12.43066             0
    01/01/2007 to 12/31/2007.........  $12.43066    $11.46817             0
    01/01/2008 to 12/31/2008.........  $11.46817    $ 7.87877             0
    01/01/2009 to 12/31/2009.........  $ 7.87877    $ 9.78101         9,018
    01/01/2010 to 12/31/2010.........  $ 9.78101    $12.04659         9,707
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.66736    $11.32989        21,780
    01/01/2007 to 12/31/2007.........  $11.32989    $11.77409       403,206
    01/01/2008 to 12/31/2008.........  $11.77409    $ 8.52312       539,620
    01/01/2009 to 12/31/2009.........  $ 8.52312    $10.34266     1,395,565
    01/01/2010 to 12/31/2010.........  $10.34266    $11.27647     1,658,234
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.51240    $ 9.76680             0
    01/01/2007 to 12/31/2007.........  $ 9.76680    $10.46691             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2008 to 12/31/2008.........  $10.46691    $ 9.98246             0
    01/01/2009 to 12/31/2009.........  $ 9.98246    $10.94031        25,100
    01/01/2010 to 12/31/2010.........  $10.94031    $11.30855        37,393
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93965    $10.42445             0
    01/01/2007 to 12/31/2007.........  $10.42445    $11.02786             0
    01/01/2008 to 12/31/2008.........  $11.02786    $ 6.40651             0
    01/01/2009 to 12/31/2009.........  $ 6.40651    $ 9.60494       180,759
    01/01/2010 to 12/31/2010.........  $ 9.60494    $10.87354       148,566
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $13.71289    $13.22824             0
    01/01/2007 to 12/31/2007.........  $13.22824    $18.16705             0
    01/01/2008 to 12/31/2008.........  $18.16705    $ 8.88133             0
    01/01/2009 to 12/31/2009.........  $ 8.88133    $12.96586        34,738
    01/01/2010 to 12/31/2010.........  $12.96586    $15.26697       168,286
 AST VALUE PORTFOLIO
 FORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $11.50126    $12.68570             0
    01/01/2007 to 12/31/2007.........  $12.68570    $12.54510             0
    01/01/2008 to 12/31/2008.........  $12.54510    $ 7.68854             0
    01/01/2009 to 12/31/2009.........  $ 7.68854    $ 8.88795        22,055
    01/01/2010 to 12/31/2010.........  $ 8.88795    $ 9.76915        27,202
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99813    $ 9.97203             0
    01/01/2008 to 12/31/2008.........  $ 9.97203    $ 9.23980             0
    01/01/2009 to 12/31/2009.........  $ 9.23980    $10.08246       174,062
    01/01/2010 to 12/31/2010.........  $10.08246    $10.62443       154,181
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07794    $ 6.61569         2,128
    01/01/2009 to 12/31/2009.........  $ 6.61569    $ 8.41122     1,019,921
    01/01/2010 to 12/31/2010.........  $ 8.41122    $ 9.06421     1,782,273



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

          ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV 80 BPS (2.35%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........   $7.75834    $ 9.43986     4,252,347
    01/01/2010 to 12/31/2010.........   $9.43986    $10.32669     4,627,984
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........   $7.76909    $ 9.59354     1,512,563
    01/01/2010 to 12/31/2010.........   $9.59354    $10.65815     1,845,579
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........   $6.74865    $ 8.54740       170,491
    01/01/2010 to 12/31/2010.........   $8.54740    $ 9.57358       155,762
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........   $6.16691    $ 7.86669        41,306
    01/01/2010 to 12/31/2010.........   $7.86669    $ 8.70417        66,947
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2009 to 12/31/2009.........   $6.73628    $ 8.10749        15,876
    01/01/2010 to 12/31/2010.........   $8.10749    $ 8.94216        17,185
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........   $6.80294    $ 8.40065         9,247
    01/01/2010 to 12/31/2010.........   $8.40065    $ 9.34431        11,631
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........   $8.07145    $ 9.68123     6,554,519
    01/01/2010 to 12/31/2010.........   $9.68123    $10.62384     7,582,411
 AST BOND PORTFOLIO 2016
    05/01/2009 to 12/31/2009.........   $9.66533    $ 9.33072             0
    01/01/2010 to 12/31/2010.........   $9.33072    $10.08070             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST BOND PORTFOLIO 2018
    05/01/2009 to 12/31/2009.........  $11.29399    $10.99506       157,323
    01/01/2010 to 12/31/2010.........  $10.99506    $11.94428        79,553
 AST BOND PORTFOLIO 2019
    05/01/2009 to 12/31/2009.........  $11.25511    $10.86376        55,243
    01/01/2010 to 12/31/2010.........  $10.86376    $11.82023       117,733
 AST BOND PORTFOLIO 2020
    05/01/2009 to 12/31/2009.........  $ 9.35768    $ 8.74446             0
    01/01/2010 to 12/31/2010.........  $ 8.74446    $ 9.55565        48,213
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99745    $10.95270        70,632
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.57101    $ 9.26952     5,034,909
    01/01/2010 to 12/31/2010.........  $ 9.26952    $10.26814     6,212,739
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.74103    $ 8.26425       543,791
    01/01/2010 to 12/31/2010.........  $ 8.26425    $ 9.23272       948,470
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.42746    $ 8.81771     1,331,992
    01/01/2010 to 12/31/2010.........  $ 8.81771    $ 9.64205     1,541,048
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.77850    $10.21482        13,319
    01/01/2010 to 12/31/2010.........  $10.21482    $12.84404        26,665
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.12056    $ 9.24860        13,291
    01/01/2010 to 12/31/2010.........  $ 9.24860    $11.97731        14,714
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.42635    $ 8.85245       180,716
    01/01/2010 to 12/31/2010.........  $ 8.85245    $ 9.80162       264,585
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.05134    $ 8.64605       963,011
    01/01/2010 to 12/31/2010.........  $ 8.64605    $ 9.66094     1,503,201
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.65726    $ 8.09236     1,950,413

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.09236    $ 9.41046     2,836,532
 AST GLOBAL REAL ESTATE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 5.70107    $ 8.04541        12,087
    01/01/2010 to 12/31/2010.........  $ 8.04541    $ 9.44866        17,206
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.54908    $10.90871        50,148
    01/01/2010 to 12/31/2010.........  $10.90871    $11.75486        72,164
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.44980    $11.30917        47,164
    01/01/2010 to 12/31/2010.........  $11.30917    $13.24024        66,611
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.37520    $ 9.43976         9,418
    01/01/2010 to 12/31/2010.........  $ 9.43976    $11.69193        28,045
 AST HIGH YIELD PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.17371    $10.19721        14,037
    01/01/2010 to 12/31/2010.........  $10.19721    $11.30809        29,013
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.22301    $ 8.79688       403,988
    01/01/2010 to 12/31/2010.........  $ 8.79688    $ 9.78253       516,166
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.73829    $ 9.14036       681,549
    01/01/2010 to 12/31/2010.........  $ 9.14036    $ 9.96633     1,076,636
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.04238    $ 7.89352        29,416
    01/01/2010 to 12/31/2010.........  $ 7.89352    $ 8.83058        39,816
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.71884    $ 8.68753        20,688
    01/01/2010 to 12/31/2010.........  $ 8.68753    $ 9.42890        35,676
 AST INVESTMENT GRADE BOND PORTFOLIO
    05/01/2009* to 12/31/2009........  $ 9.98123    $10.82907             0
    01/01/2010 to 12/31/2010.........  $10.82907    $11.72425           904
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.48763    $10.96455       628,069
    01/01/2010 to 12/31/2010.........  $10.96455    $11.49692       724,178

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08348    $10.28169            0
    01/01/2010 to 12/31/2010.........  $10.28169    $11.18250        6,898
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14486    $10.29149        6,043
    01/01/2010 to 12/31/2010.........  $10.29149    $11.43520       41,637
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.71329    $10.33368       40,215
    01/01/2010 to 12/31/2010.........  $10.33368    $10.82050       80,230
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.08065    $ 7.68247       13,686
    01/01/2010 to 12/31/2010.........  $ 7.68247    $ 8.49390       33,680
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.02285    $10.84970       10,596
    01/01/2010 to 12/31/2010.........  $10.84970    $12.02269       13,060
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.01941    $ 8.90497       22,035
    01/01/2010 to 12/31/2010.........  $ 8.90497    $10.41910       32,195
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.45982    $11.20837        9,611
    01/01/2010 to 12/31/2010.........  $11.20837    $12.27036       20,031
 AST MFS GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.05444    $ 9.74490        4,945
    01/01/2010 to 12/31/2010.........  $ 9.74490    $10.73856        9,079
 AST MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.15365    $ 9.46381        8,801
    01/01/2010 to 12/31/2010.........  $ 9.46381    $11.42956       11,219
 AST MONEY MARKET PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.37182    $10.21844      118,897
    01/01/2010 to 12/31/2010.........  $10.21844    $ 9.98629      116,542
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.77043    $ 9.15272       24,697
    01/01/2010 to 12/31/2010.........  $ 9.15272    $11.03847       41,087
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.53343    $10.55846        5,598
    01/01/2010 to 12/31/2010.........  $10.55846    $13.27452        7,620

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.94180    $ 8.41842         2,705
    01/01/2010 to 12/31/2010.........  $ 8.41842    $ 9.89236         3,842
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.15323    $ 9.04108        55,402
    01/01/2010 to 12/31/2010.........  $ 9.04108    $10.80079        76,512
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.75053    $11.26320        17,914
    01/01/2010 to 12/31/2010.........  $11.26320    $11.43373        26,072
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $10.67650    $11.80051       466,235
    01/01/2010 to 12/31/2010.........  $11.80051    $12.41950       657,967
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.96659    $10.36969     3,494,528
    01/01/2010 to 12/31/2010.........  $10.36969    $11.20278     4,162,296
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.37411    $ 8.08794         2,415
    01/01/2010 to 12/31/2010.........  $ 8.08794    $ 9.09147        11,783
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.09705    $ 9.93257       736,844
    01/01/2010 to 12/31/2010.........  $ 9.93257    $10.85093     1,274,924
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 6.55110    $ 8.58389         7,475
    01/01/2010 to 12/31/2010.........  $ 8.58389    $11.44129        13,593
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.53328    $ 9.75803         8,423
    01/01/2010 to 12/31/2010.........  $ 9.75803    $12.01245        13,701
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 8.54115    $10.31836       713,198
    01/01/2010 to 12/31/2010.........  $10.31836    $11.24440     1,121,419
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.86104    $10.91472        29,565
    01/01/2010 to 12/31/2010.........  $10.91472    $11.27667        44,913
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.28717    $ 9.58786        32,361

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 9.58786    $10.84896        54,510
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.70240    $12.93549        73,664
    01/01/2010 to 12/31/2010.........  $12.93549    $15.22376       126,830
 AST VALUE PORTFOLIOFORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 7.03025    $ 8.86726         8,484
    01/01/2010 to 12/31/2010.........  $ 8.86726    $ 9.74163         3,574
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    05/01/2009 to 12/31/2009.........  $ 9.36719    $10.07192        80,753
    01/01/2010 to 12/31/2010.........  $10.07192    $10.60805       137,974
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2009 to 12/31/2009.........  $ 6.60935    $ 8.40437       632,509
    01/01/2010 to 12/31/2010.........  $ 8.40437    $ 9.05230     1,162,191



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

        ACCUMULATION UNIT VALUES: WITH COMBO 5%/HAV AND HD GRO (2.40%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.99172    $ 7.75760      603,881
    01/01/2009 to 12/31/2009.........  $ 7.75760    $ 9.42115      616,961
    01/01/2010 to 12/31/2010.........  $ 9.42115    $10.30116      565,969
 AST ADVANCED STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.83346    $ 7.76986      351,827
    01/01/2009 to 12/31/2009.........  $ 7.76986    $ 9.57583      289,003
    01/01/2010 to 12/31/2010.........  $ 9.57583    $10.63329      255,612
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.95433    $ 6.80133       27,126
    01/01/2009 to 12/31/2009.........  $ 6.80133    $ 8.53031       39,598
    01/01/2010 to 12/31/2010.........  $ 8.53031    $ 9.54965       60,375
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.66438    $ 6.49175          224
    01/01/2009 to 12/31/2009.........  $ 6.49175    $ 7.84819          256
    01/01/2010 to 12/31/2010.........  $ 7.84819    $ 8.67938           76
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.11978    $ 6.94919            0
    01/01/2009 to 12/31/2009.........  $ 6.94919    $ 8.08841        2,100
    01/01/2010 to 12/31/2010.........  $ 8.08841    $ 8.91678        1,081
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.59847    $ 7.28684            0
    01/01/2009 to 12/31/2009.........  $ 7.28684    $ 8.38086            0
    01/01/2010 to 12/31/2010.........  $ 8.38086    $ 9.31788            0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.00757    $ 8.02434      308,338

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 8.02434    $ 9.66193       333,234
    01/01/2010 to 12/31/2010.........  $ 9.66193    $10.59745       332,987
 AST BOND PORTFOLIO 2016
    01/02/2009* to 12/31/2009........  $ 9.99870    $ 9.32612             0
    01/01/2010 to 12/31/2010.........  $ 9.32612    $10.07081             0
 AST BOND PORTFOLIO 2018
    01/28/2008* to 12/31/2008........  $ 9.99806    $11.97274       341,684
    01/01/2009 to 12/31/2009.........  $11.97274    $10.98462       342,797
    01/01/2010 to 12/31/2010.........  $10.98462    $11.92705       261,756
 AST BOND PORTFOLIO 2019
    01/28/2008* to 12/31/2008........  $ 9.99806    $12.04125       311,202
    01/01/2009 to 12/31/2009.........  $12.04125    $10.85345       253,000
    01/01/2010 to 12/31/2010.........  $10.85345    $11.80330       210,133
 AST BOND PORTFOLIO 2020
    01/02/2009* to 12/31/2009........  $ 9.99870    $ 8.74021        42,565
    01/01/2010 to 12/31/2010.........  $ 8.74021    $ 9.54633       136,544
 AST BOND PORTFOLIO 2021
    01/04/2010* to 12/31/2010........  $ 9.99740    $10.94733       321,734
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.08292    $ 7.55860     1,010,108
    01/01/2009 to 12/31/2009.........  $ 7.55860    $ 9.25117     1,085,202
    01/01/2010 to 12/31/2010.........  $ 9.25117    $10.24289       916,818
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09908    $ 6.66587        23,995
    01/01/2009 to 12/31/2009.........  $ 6.66587    $ 8.25745        52,737
    01/01/2010 to 12/31/2010.........  $ 8.25745    $ 9.22051        48,903
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08090    $ 7.31182         6,393
    01/01/2009 to 12/31/2009.........  $ 7.31182    $ 8.81043        26,680
    01/01/2010 to 12/31/2010.........  $ 8.81043    $ 9.62933        14,069
 AST COHEN & STEERS REALTY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.50093    $ 7.90995         4,938
    01/01/2009 to 12/31/2009.........  $ 7.90995    $10.19073         8,670
    01/01/2010 to 12/31/2010.........  $10.19073    $12.80753         3,505
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 07/18/2008.........  $ 8.77485    $ 8.54936             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.63602    $ 7.12207        2,202
    01/01/2009 to 12/31/2009.........  $ 7.12207    $ 9.22684          394
    01/01/2010 to 12/31/2010.........  $ 9.22684    $11.94334          333
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10341    $ 7.47127        4,420
    01/01/2009 to 12/31/2009.........  $ 7.47127    $ 8.84522       11,383
    01/01/2010 to 12/31/2010.........  $ 8.84522    $ 9.78877        3,789
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.63345    $ 7.13527       77,210
    01/01/2009 to 12/31/2009.........  $ 7.13527    $ 8.63008      113,426
    01/01/2010 to 12/31/2010.........  $ 8.63008    $ 9.63844       60,833
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.56178    $ 6.56573      246,601
    01/01/2009 to 12/31/2009.........  $ 6.56573    $ 8.07740      329,270
    01/01/2010 to 12/31/2010.........  $ 8.07740    $ 9.38845      220,875
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99806    $ 7.44902          721
    01/01/2009 to 11/13/2009.........  $ 7.44902    $ 8.28018            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17473    $ 6.09375          440
    01/01/2009 to 12/31/2009.........  $ 6.09375    $ 8.03953          634
    01/01/2010 to 12/31/2010.........  $ 8.03953    $ 9.43708          249
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.42756    $ 7.45948        3,671
    01/01/2009 to 12/31/2009.........  $ 7.45948    $10.88318        6,657
    01/01/2010 to 12/31/2010.........  $10.88318    $11.72159        1,100
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.48387    $ 7.35455          357
    01/01/2009 to 12/31/2009.........  $ 7.35455    $11.28278        6,861
    01/01/2010 to 12/31/2010.........  $11.28278    $13.20290        1,484
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03294    $ 7.61489          196
    01/01/2009 to 12/31/2009.........  $ 7.61489    $ 9.43289        1,519
    01/01/2010 to 12/31/2010.........  $ 9.43289    $11.67774          812
 AST HIGH YIELD PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.45468    $ 7.68488          398

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.68488    $10.17299        4,020
    01/01/2010 to 12/31/2010.........  $10.17299    $11.27582        2,520
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11160    $ 7.10587        8,368
    01/01/2009 to 12/31/2009.........  $ 7.10587    $ 8.78979       22,236
    01/01/2010 to 12/31/2010.........  $ 8.78979    $ 9.76990       14,152
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08908    $ 7.57974       41,603
    01/01/2009 to 12/31/2009.........  $ 7.57974    $ 9.13296       39,937
    01/01/2010 to 12/31/2010.........  $ 9.13296    $ 9.95339       15,978
 AST INTERNATIONAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.93443    $ 5.96394            0
    01/01/2009 to 12/31/2009.........  $ 5.96394    $ 7.87947          939
    01/01/2010 to 12/31/2010.........  $ 7.87947    $ 8.81046          857
 AST INTERNATIONAL VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.10532    $ 6.80473          211
    01/01/2009 to 12/31/2009.........  $ 6.80473    $ 8.67192          352
    01/01/2010 to 12/31/2010.........  $ 8.67192    $ 9.40731          294
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.67948    $ 9.17983       42,808
    01/01/2009 to 12/31/2009.........  $ 9.17983    $10.93860       69,886
    01/01/2010 to 12/31/2010.........  $10.93860    $11.46408       48,964
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08344    $10.28106            0
    01/01/2010 to 12/31/2010.........  $10.28106    $11.17641            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14482    $10.29084            0
    01/01/2010 to 12/31/2010.........  $10.29084    $11.42897            0
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.32066    $ 7.76920        2,506
    01/01/2009 to 12/31/2009.........  $ 7.76920    $10.30935        1,547
    01/01/2010 to 12/31/2010.........  $10.30935    $10.78967        1,698
 AST LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.87476    $ 6.57126        1,570
    01/01/2009 to 12/31/2009.........  $ 6.57126    $ 7.66428          198
    01/01/2010 to 12/31/2010.........  $ 7.66428    $ 8.46960          148

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.74007    $ 8.23450            0
    01/01/2009 to 12/31/2009.........  $ 8.23450    $10.82420           83
    01/01/2010 to 12/31/2010.........  $10.82420    $11.98856            7
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.45714    $ 7.01082        3,350
    01/01/2009 to 12/31/2009.........  $ 7.01082    $ 8.88395          468
    01/01/2010 to 12/31/2010.........  $ 8.88395    $10.38934          368
 AST MFS GLOBAL EQUITY PORTFOLIO
    01/28/2008 to 12/31/2008.........  $12.32121    $ 8.70708        1,331
    01/01/2009 to 12/31/2009.........  $ 8.70708    $11.18206        1,357
    01/01/2010 to 12/31/2010.........  $11.18206    $12.23557          355
 AST MFS GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.76137    $ 8.00884        1,932
    01/01/2009 to 12/31/2009.........  $ 8.00884    $ 9.72195          272
    01/01/2010 to 12/31/2010.........  $ 9.72195    $10.70795          221
 AST MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.66099    $ 6.96134          590
    01/01/2009 to 12/31/2009.........  $ 6.96134    $ 9.44177          178
    01/01/2010 to 12/31/2010.........  $ 9.44177    $11.39740          130
 AST MONEY MARKET PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.42384    $10.41951       21,163
    01/01/2009 to 12/31/2009.........  $10.41951    $10.20039       15,466
    01/01/2010 to 12/31/2010.........  $10.20039    $ 9.96381        7,396
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.68846    $ 6.64824            0
    01/01/2009 to 12/31/2009.........  $ 6.64824    $ 9.13115          581
    01/01/2010 to 12/31/2010.........  $ 9.13115    $11.00702          434
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $13.21122    $ 8.31062        1,049
    01/01/2009 to 12/31/2009.........  $ 8.31062    $10.53340           75
    01/01/2010 to 12/31/2010.........  $10.53340    $13.23656           96
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.85239    $ 7.01698            0
    01/01/2009 to 12/31/2009.........  $ 7.01698    $ 8.39867        2,590
    01/01/2010 to 12/31/2010.........  $ 8.39867    $ 9.86421        1,464
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10080    $ 5.55599          495
    01/01/2009 to 12/31/2009.........  $ 5.55599    $ 9.03476        6,027

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 9.03476    $10.78803        3,932
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.85895    $10.43883        1,153
    01/01/2009 to 12/31/2009.........  $10.43883    $11.23700        3,566
    01/01/2010 to 12/31/2010.........  $11.23700    $11.40142          846
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.12073    $10.35148        5,629
    01/01/2009 to 12/31/2009.........  $10.35148    $11.77952       10,151
    01/01/2010 to 12/31/2010.........  $11.77952    $12.39127        3,248
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.97947    $ 8.82842      429,066
    01/01/2009 to 12/31/2009.........  $ 8.82842    $10.34895      473,341
    01/01/2010 to 12/31/2010.........  $10.34895    $11.17484      323,575
 AST QMA US EQUITY ALPHA PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.42121    $ 6.78257        1,023
    01/01/2009 to 12/31/2009.........  $ 6.78257    $ 8.06902        1,004
    01/01/2010 to 12/31/2010.........  $ 8.06902    $ 9.06578          330
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.02914    $ 7.96384        2,639
    01/01/2009 to 12/31/2009.........  $ 7.96384    $ 9.90919       13,532
    01/01/2010 to 12/31/2010.........  $ 9.90919    $10.82004       17,205
 AST SMALL-CAP GROWTH PORTFOLIO
    01/28/2008 to 12/31/2008.........  $ 9.25163    $ 6.55254            0
    01/01/2009 to 12/31/2009.........  $ 6.55254    $ 8.56868          816
    01/01/2010 to 12/31/2010.........  $ 8.56868    $11.41543          848
 AST SMALL-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.63940    $ 7.84951          367
    01/01/2009 to 12/31/2009.........  $ 7.84951    $ 9.73526        2,653
    01/01/2010 to 12/31/2010.........  $ 9.73526    $11.97857        1,794
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.18796    $ 8.49143       44,820
    01/01/2009 to 12/31/2009.........  $ 8.49143    $10.29409       47,230
    01/01/2010 to 12/31/2010.........  $10.29409    $11.21247       24,429
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.68060    $ 9.94523        1,121
    01/01/2009 to 12/31/2009.........  $ 9.94523    $10.88888        3,583
    01/01/2010 to 12/31/2010.........  $10.88888    $11.24447        1,929
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/28/2008 to 12/31/2008.........  $ 9.81969    $ 6.38989        2,690
    01/01/2009 to 12/31/2009.........  $ 6.38989    $ 9.57062        6,922
    01/01/2010 to 12/31/2010.........  $ 9.57062    $10.82419        3,376
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    01/28/2008 to 12/31/2008.........  $16.30576    $ 8.84840        5,478
    01/01/2009 to 12/31/2009.........  $ 8.84840    $12.90519       10,753
    01/01/2010 to 12/31/2010.........  $12.90519    $15.18062        8,631
 AST VALUE PORTFOLIOFORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    01/28/2008 to 12/31/2008.........  $11.69270    $ 7.65994        1,534
    01/01/2009 to 12/31/2009.........  $ 7.65994    $ 8.84617        1,092
    01/01/2010 to 12/31/2010.........  $ 8.84617    $ 9.71381           17
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    01/28/2008 to 12/31/2008.........  $10.22146    $ 9.22959        1,490
    01/01/2009 to 12/31/2009.........  $ 9.22959    $10.06145        1,648
    01/01/2010 to 12/31/2010.........  $10.06145    $10.59188          443
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07792    $ 6.61132        9,018
    01/01/2009 to 12/31/2009.........  $ 6.61132    $ 8.39751       11,348
    01/01/2010 to 12/31/2010.........  $ 8.39751    $ 9.04060       50,679



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

   ACCUMULATION UNIT VALUES: LIFETIME FIVE INCOME BENEFIT, OR HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT, AND COMBINATION 5% ROLL-UP AND HAV DEATH BENEFIT
 (2.65%) OR LIFETIME FIVE INCOME BENEFIT AND HIGHEST DAILY VALUE DEATH BENEFIT
                 (2.65%) OR HD GRO 60 BPS AND COMBO DB (2.65%)



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96931    $10.48036     3,289,884
    01/01/2007 to 12/31/2007.........  $10.48036    $11.14839     9,513,202
    01/01/2008 to 12/31/2008.........  $11.14839    $ 7.40344     7,413,875
    01/01/2009 to 12/31/2009.........  $ 7.40344    $ 8.96902     7,030,223
    01/01/2010 to 12/31/2010.........  $ 8.96902    $ 9.78297     6,858,600
 AST ADVANCED STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98803    $10.42437     1,145,934
    01/01/2007 to 12/31/2007.........  $10.42437    $11.11930     3,164,345
    01/01/2008 to 12/31/2008.........  $11.11930    $ 7.60358     1,725,561
    01/01/2009 to 12/31/2009.........  $ 7.60358    $ 9.34808     1,731,372
    01/01/2010 to 12/31/2010.........  $ 9.34808    $10.35508     1,737,945
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96994    $10.58456             0
    01/01/2007 to 12/31/2007.........  $10.58456    $11.29541             0
    01/01/2008 to 12/31/2008.........  $11.29541    $ 6.34591             0
    01/01/2009 to 12/31/2009.........  $ 6.34591    $ 7.93970             0
    01/01/2010 to 12/31/2010.........  $ 7.93970    $ 8.86699             0
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94970    $11.00108             0
    01/01/2007 to 12/31/2007.........  $11.00108    $10.33337             0
    01/01/2008 to 12/31/2008.........  $10.33337    $ 5.84996             0
    01/01/2009 to 12/31/2009.........  $ 5.84996    $ 7.05495             0
    01/01/2010 to 12/31/2010.........  $ 7.05495    $ 7.78316             0
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95981    $10.96603             0
    01/01/2007 to 12/31/2007.........  $10.96603    $11.22919             0
    01/01/2008 to 12/31/2008.........  $11.22919    $ 6.48778             0
    01/01/2009 to 12/31/2009.........  $ 6.48778    $ 7.53298             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 7.53298    $ 8.28421              0
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98366    $10.95570              0
    01/01/2007 to 12/31/2007.........  $10.95570    $10.65990              0
    01/01/2008 to 12/31/2008.........  $10.65990    $ 6.77622              0
    01/01/2009 to 12/31/2009.........  $ 6.77622    $ 7.77460              0
    01/01/2010 to 12/31/2010.........  $ 7.77460    $ 8.62277              0
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97871    $10.43714      1,006,646
    01/01/2007 to 12/31/2007.........  $10.43714    $11.08891      2,661,825
    01/01/2008 to 12/31/2008.........  $11.08891    $ 7.70197      2,393,135
    01/01/2009 to 12/31/2009.........  $ 7.70197    $ 9.25114      2,400,162
    01/01/2010 to 12/31/2010.........  $ 9.25114    $10.12207      2,355,566
 AST BOND PORTFOLIO 2016
    05/01/2009* to 12/31/2009........  $ 9.93806    $ 9.57524              0
    01/01/2010 to 12/31/2010.........  $ 9.57524    $10.31464              0
 AST BOND PORTFOLIO 2018
    05/01/2009* to 12/31/2009........  $ 9.92249    $ 9.64102              0
    01/01/2010 to 12/31/2010.........  $ 9.64102    $10.44275              0
 AST BOND PORTFOLIO 2019
    05/01/2009* to 12/31/2009........  $ 9.90527    $ 9.54205              0
    01/01/2010 to 12/31/2010.........  $ 9.54205    $10.35185              0
 AST BOND PORTFOLIO 2020
    05/01/2009* to 12/31/2009........  $ 9.88398    $ 9.21816              0
    01/01/2010 to 12/31/2010.........  $ 9.21816    $10.04391              0
 AST BOND PORTFOLIO 2021
      01/04/2010* to 12/31/2010......  $ 9.99713    $10.92078              0
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97902    $10.53841      4,267,356
    01/01/2007 to 12/31/2007.........  $10.53841    $11.26366     14,519,398
    01/01/2008 to 12/31/2008.........  $11.26366    $ 7.13880     10,792,029
    01/01/2009 to 12/31/2009.........  $ 7.13880    $ 8.71609     10,722,487
    01/01/2010 to 12/31/2010.........  $ 8.71609    $ 9.62683     10,215,665
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09901    $ 6.65498         36,099
    01/01/2009 to 12/31/2009.........  $ 6.65498    $ 8.22388         42,484
    01/01/2010 to 12/31/2010.........  $ 8.22388    $ 9.16080         90,204
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    05/01/2008* to 12/31/2008........  $10.08083    $ 7.29981        24,404
    01/01/2009 to 12/31/2009.........  $ 7.29981    $ 8.77459        35,760
    01/01/2010 to 12/31/2010.........  $ 8.77459    $ 9.56692        52,460
 AST COHEN & STEERS REALTY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.88628    $12.04192             0
    01/01/2007 to 12/31/2007.........  $12.04192    $ 9.39077             0
    01/01/2008 to 12/31/2008.........  $ 9.39077    $ 5.94127             0
    01/01/2009 to 12/31/2009.........  $ 5.94127    $ 7.63580             0
    01/01/2010 to 12/31/2010.........  $ 7.63580    $ 9.57317             0
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98213    $10.38987             0
    01/01/2007 to 12/31/2007.........  $10.38987    $ 8.32196             0
    01/01/2008 to 07/18/2008.........  $ 8.32196    $ 7.58524             0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99785    $ 9.88603             0
    01/01/2007 to 12/31/2007.........  $ 9.88603    $10.70920             0
    01/01/2008 to 12/31/2008.........  $10.70920    $ 5.83244             0
    01/01/2009 to 12/31/2009.........  $ 5.83244    $ 7.53768             0
    01/01/2010 to 12/31/2010.........  $ 7.53768    $ 9.73319             0
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10334    $ 7.45897         6,765
    01/01/2009 to 12/31/2009.........  $ 7.45897    $ 8.80911         6,056
    01/01/2010 to 12/31/2010.........  $ 8.80911    $ 9.72512        28,522
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99785    $10.46021       906,224
    01/01/2007 to 12/31/2007.........  $10.46021    $11.06059     2,389,210
    01/01/2008 to 12/31/2008.........  $11.06059    $ 7.05881     2,233,379
    01/01/2009 to 12/31/2009.........  $ 7.05881    $ 8.51674     2,294,762
    01/01/2010 to 12/31/2010.........  $ 8.51674    $ 9.48868     2,128,691
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99785    $10.24054       719,683
    01/01/2007 to 12/31/2007.........  $10.24054    $11.11363     2,790,776
    01/01/2008 to 12/31/2008.........  $11.11363    $ 6.41884     2,332,466
    01/01/2009 to 12/31/2009.........  $ 6.41884    $ 7.87730     2,270,088
    01/01/2010 to 12/31/2010.........  $ 7.87730    $ 9.13353     2,223,179
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99786    $ 7.44078         6,203
    01/01/2009 to 11/13/2009.........  $ 7.44078    $ 8.25355             0
 AST GLOBAL REAL ESTATE PORTFOLIO

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    07/21/2008* to 12/31/2008........  $10.17453    $ 6.08697            0
    01/01/2009 to 12/31/2009.........  $ 6.08697    $ 8.01101            0
    01/01/2010 to 12/31/2010.........  $ 8.01101    $ 9.38077            0
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93421    $10.18853            0
    01/01/2007 to 12/31/2007.........  $10.18853    $11.31282            0
    01/01/2008 to 12/31/2008.........  $11.31282    $ 6.58241            0
    01/01/2009 to 12/31/2009.........  $ 6.58241    $ 9.58016            0
    01/01/2010 to 12/31/2010.........  $ 9.58016    $10.29306            0
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95720    $ 9.80585            0
    01/01/2007 to 12/31/2007.........  $ 9.80585    $11.39938            0
    01/01/2008 to 12/31/2008.........  $11.39938    $ 6.57470            0
    01/01/2009 to 12/31/2009.........  $ 6.57470    $10.06189            0
    01/01/2010 to 12/31/2010.........  $10.06189    $11.74566            0
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03274    $ 7.60642            0
    01/01/2009 to 12/31/2009.........  $ 7.60642    $ 9.39944            0
    01/01/2010 to 12/31/2010.........  $ 9.39944    $11.60796            0
 AST HIGH YIELD PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99785    $10.50025            0
    01/01/2007 to 12/31/2007.........  $10.50025    $10.48154            0
    01/01/2008 to 12/31/2008.........  $10.48154    $ 7.60258            0
    01/01/2009 to 12/31/2009.........  $ 7.60258    $10.03959            0
    01/01/2010 to 12/31/2010.........  $10.03959    $11.10076            0
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11153    $ 7.09425       60,909
    01/01/2009 to 12/31/2009.........  $ 7.09425    $ 8.75409      149,827
    01/01/2010 to 12/31/2010.........  $ 8.75409    $ 9.70638      146,047
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08902    $ 7.56739       93,776
    01/01/2009 to 12/31/2009.........  $ 7.56739    $ 9.09584       77,947
    01/01/2010 to 12/31/2010.........  $ 9.09584    $ 9.88878       72,924
 AST INTERNATIONAL GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99137    $10.53910            0
    01/01/2007 to 12/31/2007.........  $10.53910    $12.22159            0
    01/01/2008 to 12/31/2008.........  $12.22159    $ 5.92506            0
    01/01/2009 to 12/31/2009.........  $ 5.92506    $ 7.80899            0
    01/01/2010 to 12/31/2010.........  $ 7.80899    $ 8.71044            0
 AST INTERNATIONAL VALUE PORTFOLIO
    05/01/2006* to 12/31/2006........  $10.00952    $10.80046            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2007 to 12/31/2007.........  $10.80046    $12.39325            0
    01/01/2008 to 12/31/2008.........  $12.39325    $ 6.76037            0
    01/01/2009 to 12/31/2009.........  $ 6.76037    $ 8.59445            0
    01/01/2010 to 12/31/2010.........  $ 8.59445    $ 9.30062            0
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96650    $10.47287            0
    01/01/2007 to 12/31/2007.........  $10.47287    $10.39915      501,368
    01/01/2008 to 12/31/2008.........  $10.39915    $ 8.34595      600,949
    01/01/2009 to 12/31/2009.........  $ 8.34595    $ 9.92075      623,713
    01/01/2010 to 12/31/2010.........  $ 9.92075    $10.37210      622,237
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08324    $10.27775            0
    01/01/2010 to 12/31/2010.........  $10.27775    $11.14556            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14462    $10.28755            0
    01/01/2010 to 12/31/2010.........  $10.28755    $11.39741          611
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99785    $10.51599            0
    01/01/2007 to 12/31/2007.........  $10.51599    $11.21007            0
    01/01/2008 to 12/31/2008.........  $11.21007    $ 6.40127            0
    01/01/2009 to 12/31/2009.........  $ 6.40127    $ 8.47356            0
    01/01/2010 to 12/31/2010.........  $ 8.47356    $ 8.84687            0
 AST LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95918    $10.94435            0
    01/01/2007 to 12/31/2007.........  $10.94435    $10.34182            0
    01/01/2008 to 12/31/2008.........  $10.34182    $ 5.89445            0
    01/01/2009 to 12/31/2009.........  $ 5.89445    $ 6.85830            0
    01/01/2010 to 12/31/2010.........  $ 6.85830    $ 7.56054            0
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99785    $10.41498            0
    01/01/2007 to 12/31/2007.........  $10.41498    $10.76225            0
    01/01/2008 to 12/31/2008.........  $10.76225    $ 8.04643            0
    01/01/2009 to 12/31/2009.........  $ 8.04643    $10.55127            0
    01/01/2010 to 12/31/2010.........  $10.55127    $11.65786            0
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94732    $10.15365            0
    01/01/2007 to 12/31/2007.........  $10.15365    $11.37031            0
    01/01/2008 to 12/31/2008.........  $11.37031    $ 6.24030            0
    01/01/2009 to 12/31/2009.........  $ 6.24030    $ 7.88834            0
    01/01/2010 to 12/31/2010.........  $ 7.88834    $ 9.20269            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST MFS GLOBAL EQUITY PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95939    $11.03534         0
    01/01/2007 to 12/31/2007.........  $11.03534    $11.75951         0
    01/01/2008 to 12/31/2008.........  $11.75951    $ 7.56170         0
    01/01/2009 to 12/31/2009.........  $ 7.56170    $ 9.68742         0
    01/01/2010 to 12/31/2010.........  $ 9.68742    $10.57442         0
 AST MFS GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.93096    $10.31887         0
    01/01/2007 to 12/31/2007.........  $10.31887    $11.56975         0
    01/01/2008 to 12/31/2008.........  $11.56975    $ 7.17904         0
    01/01/2009 to 12/31/2009.........  $ 7.17904    $ 8.69355         0
    01/01/2010 to 12/31/2010.........  $ 8.69355    $ 9.55192         0
 AST MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.92828    $10.33861         0
    01/01/2007 to 12/31/2007.........  $10.33861    $10.34746         0
    01/01/2008 to 12/31/2008.........  $10.34746    $ 6.23685         0
    01/01/2009 to 12/31/2009.........  $ 6.23685    $ 8.43848         0
    01/01/2010 to 12/31/2010.........  $ 8.43848    $10.16154         0
 AST MONEY MARKET PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.99903    $10.14455         0
    01/01/2007 to 12/31/2007.........  $10.14455    $10.36582         0
    01/01/2008 to 12/31/2008.........  $10.36582    $10.35154         0
    01/01/2009 to 12/31/2009.........  $10.35154    $10.10915         0
    01/01/2010 to 12/31/2010.........  $10.10915    $ 9.85065         0
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.03499    $10.09690         0
    01/01/2007 to 12/31/2007.........  $10.09690    $10.14651         0
    01/01/2008 to 12/31/2008.........  $10.14651    $ 5.70727         0
    01/01/2009 to 12/31/2009.........  $ 5.70727    $ 7.81971         0
    01/01/2010 to 12/31/2010.........  $ 7.81971    $ 9.40326         0
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96424    $10.13968         0
    01/01/2007 to 12/31/2007.........  $10.13968    $12.06955         0
    01/01/2008 to 12/31/2008.........  $12.06955    $ 6.68016         0
    01/01/2009 to 12/31/2009.........  $ 6.68016    $ 8.44628         0
    01/01/2010 to 12/31/2010.........  $ 8.44628    $10.58796         0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98727    $ 9.38904         0
    01/01/2007 to 12/31/2007.........  $ 9.38904    $10.85685         0
    01/01/2008 to 12/31/2008.........  $10.85685    $ 6.07710         0
    01/01/2009 to 12/31/2009.........  $ 6.07710    $ 7.25599         0
    01/01/2010 to 12/31/2010.........  $ 7.25599    $ 8.50141         0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10060    $ 5.54977             0
    01/01/2009 to 12/31/2009.........  $ 5.54977    $ 9.00268             0
    01/01/2010 to 12/31/2010.........  $ 9.00268    $10.72358             0
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97945    $10.10621             0
    01/01/2007 to 12/31/2007.........  $10.10621    $10.51324             0
    01/01/2008 to 12/31/2008.........  $10.51324    $10.35600             0
    01/01/2009 to 12/31/2009.........  $10.35600    $11.12066             0
    01/01/2010 to 12/31/2010.........  $11.12066    $11.25600             0
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.97050    $10.23796             0
    01/01/2007 to 12/31/2007.........  $10.23796    $10.80078             0
    01/01/2008 to 12/31/2008.........  $10.80078    $10.28416             0
    01/01/2009 to 12/31/2009.........  $10.28416    $11.67439             0
    01/01/2010 to 12/31/2010.........  $11.67439    $12.25079             0
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.97843    $10.35058       344,932
    01/01/2007 to 12/31/2007.........  $10.35058    $10.96110     1,245,876
    01/01/2008 to 12/31/2008.........  $10.96110    $ 8.59727     1,943,965
    01/01/2009 to 12/31/2009.........  $ 8.59727    $10.05357     2,060,444
    01/01/2010 to 12/31/2010.........  $10.05357    $10.82948     2,050,341
 AST QMA US EQUITY ALPHA PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.95008    $10.66309             0
    01/01/2007 to 12/31/2007.........  $10.66309    $10.60276             0
    01/01/2008 to 12/31/2008.........  $10.60276    $ 6.32966             0
    01/01/2009 to 12/31/2009.........  $ 6.32966    $ 7.51185             0
    01/01/2010 to 12/31/2010.........  $ 7.51185    $ 8.41927             0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98361    $10.50489             0
    01/01/2007 to 12/31/2007.........  $10.50489    $11.14495       359,613
    01/01/2008 to 12/31/2008.........  $11.14495    $ 7.57909       261,530
    01/01/2009 to 12/31/2009.........  $ 7.57909    $ 9.40742       303,544
    01/01/2010 to 12/31/2010.........  $ 9.40742    $10.24718       383,296
 AST SMALL-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.90433    $ 9.85030             0
    01/01/2007 to 12/31/2007.........  $ 9.85030    $10.28069             0
    01/01/2008 to 12/31/2008.........  $10.28069    $ 6.50978             0
    01/01/2009 to 12/31/2009.........  $ 6.50978    $ 8.49211             0
    01/01/2010 to 12/31/2010.........  $ 8.49211    $11.28585             0
 AST SMALL-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.99167    $10.39648             0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2007 to 12/31/2007.........  $10.39648    $ 9.55860             0
    01/01/2008 to 12/31/2008.........  $ 9.55860    $ 6.54440             0
    01/01/2009 to 12/31/2009.........  $ 6.54440    $ 8.09678             0
    01/01/2010 to 12/31/2010.........  $ 8.09678    $ 9.93828             0
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.96738    $10.56246        52,298
    01/01/2007 to 12/31/2007.........  $10.56246    $10.93887     1,498,835
    01/01/2008 to 12/31/2008.........  $10.93887    $ 7.89154       994,417
    01/01/2009 to 12/31/2009.........  $ 7.89154    $ 9.54357     1,025,524
    01/01/2010 to 12/31/2010.........  $ 9.54357    $10.36977       964,801
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.98885    $10.23278             0
    01/01/2007 to 12/31/2007.........  $10.23278    $10.92868             0
    01/01/2008 to 12/31/2008.........  $10.92868    $10.38726             0
    01/01/2009 to 12/31/2009.........  $10.38726    $11.34510             0
    01/01/2010 to 12/31/2010.........  $11.34510    $11.68700             0
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    05/01/2006* to 12/31/2006........  $ 9.93937    $10.40053             0
    01/01/2007 to 12/31/2007.........  $10.40053    $10.96483             0
    01/01/2008 to 12/31/2008.........  $10.96483    $ 6.34814             0
    01/01/2009 to 12/31/2009.........  $ 6.34814    $ 9.48494             0
    01/01/2010 to 12/31/2010.........  $ 9.48494    $10.70110             0
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    05/01/2006 to 12/31/2006.........  $10.14670    $ 9.76596             0
    01/01/2007 to 12/31/2007.........  $ 9.76596    $13.36608             0
    01/01/2008 to 12/31/2008.........  $13.36608    $ 6.51197             0
    01/01/2009 to 12/31/2009.........  $ 6.51197    $ 9.47441             0
    01/01/2010 to 12/31/2010.........  $ 9.47441    $11.11788             0
 AST VALUE PORTFOLIOFORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    05/01/2006 to 12/31/2006.........  $ 9.94855    $10.94831             0
    01/01/2007 to 12/31/2007.........  $10.94831    $10.78982             0
    01/01/2008 to 12/31/2008.........  $10.78982    $ 6.59020             0
    01/01/2009 to 12/31/2009.........  $ 6.59020    $ 7.59232             0
    01/01/2010 to 12/31/2010.........  $ 7.59232    $ 8.31666             0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99785    $ 9.96779             0
    01/01/2008 to 12/31/2008.........  $ 9.96779    $ 9.20434             0
    01/01/2009 to 12/31/2009.........  $ 9.20434    $10.00948             0
    01/01/2010 to 12/31/2010.........  $10.00948    $10.51144             0
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07785    $ 6.60055        67,296

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........   $6.60055     $8.36337       78,159
    01/01/2010 to 12/31/2010.........   $8.36337     $8.98185      114,786



* Denotes the start date of these sub-accounts

                               PREMIER X SERIES

                         PRUCO LIFE INSURANCE COMPANY

                      STATEMENT OF ADDITIONAL INFORMATION

 ACCUMULATION UNIT VALUES: BENEFICIARY CONTINUATION OPTION - 1.00% SETTLEMENT
                                SERVICE CHARGE



                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08004    $10.91282      129,445
    01/01/2008 to 12/31/2008.........  $10.91282    $ 7.36563      142,405
    01/01/2009 to 12/31/2009.........  $ 7.36563    $ 9.06905       85,377
    01/01/2010 to 12/31/2010.........  $ 9.06905    $10.05357       99,862
 AST ADVANCED STRATEGIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07305    $10.83452            0
    01/01/2008 to 12/31/2008.........  $10.83452    $ 7.53017            0
    01/01/2009 to 12/31/2009.........  $ 7.53017    $ 9.40896            0
    01/01/2010 to 12/31/2010.........  $ 9.40896    $10.59254            0
 AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12210    $11.05096        1,576
    01/01/2008 to 12/31/2008.........  $11.05096    $ 6.31035        3,962
    01/01/2009 to 12/31/2009.........  $ 6.31035    $ 8.02421       13,667
    01/01/2010 to 12/31/2010.........  $ 8.02421    $ 9.10752       13,459
 AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11700    $ 9.82815        5,487
    01/01/2008 to 12/31/2008.........  $ 9.82815    $ 5.65507        5,921
    01/01/2009 to 12/31/2009.........  $ 5.65507    $ 6.93144        5,658
    01/01/2010 to 12/31/2010.........  $ 6.93144    $ 7.77169        5,028
 AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11632    $10.62005            0
    01/01/2008 to 12/31/2008.........  $10.62005    $ 6.23634            0
    01/01/2009 to 12/31/2009.........  $ 6.23634    $ 7.35950        6,458
    01/01/2010 to 12/31/2010.........  $ 7.35950    $ 8.22556        5,948
 AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12345    $10.18301            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2008 to 12/31/2008.........  $10.18301    $ 6.57914            0
    01/01/2009 to 12/31/2009.........  $ 6.57914    $ 7.67177        3,699
    01/01/2010 to 12/31/2010.........  $ 7.67177    $ 8.64764        4,096
 AST BALANCED ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07151    $10.86097        3,120
    01/01/2008 to 12/31/2008.........  $10.86097    $ 7.66698      166,425
    01/01/2009 to 12/31/2009.........  $ 7.66698    $ 9.35958      160,708
    01/01/2010 to 12/31/2010.........  $ 9.35958    $10.40804      226,307
 AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09687    $11.01224       40,327
    01/01/2008 to 12/31/2008.........  $11.01224    $ 7.09376       47,327
    01/01/2009 to 12/31/2009.........  $ 7.09376    $ 8.80257       75,060
    01/01/2010 to 12/31/2010.........  $ 8.80257    $ 9.88109       85,112
 AST CLS GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.09946    $ 6.72784            0
    01/01/2009 to 12/31/2009.........  $ 6.72784    $ 8.44981            0
    01/01/2010 to 12/31/2010.........  $ 8.44981    $ 9.56609            0
 AST CLS MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08128    $ 7.37971            0
    01/01/2009 to 12/31/2009.........  $ 7.37971    $ 9.01552            0
    01/01/2010 to 12/31/2010.........  $ 9.01552    $ 9.99007            0
 AST COHEN & STEERS REALTY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10286    $ 7.81223        2,528
    01/01/2008 to 12/31/2008.........  $ 7.81223    $ 5.02371        2,463
    01/01/2009 to 12/31/2009.........  $ 5.02371    $ 6.56219        2,370
    01/01/2010 to 12/31/2010.........  $ 6.56219    $ 8.36127        3,255
 AST DEAM SMALL-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09789    $ 8.33201            0
    01/01/2008 to 07/18/2008.........  $ 8.33201    $ 7.66199            0
 AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10254    $10.91958            0
    01/01/2008 to 12/31/2008.........  $10.91958    $ 6.04442            0
    01/01/2009 to 12/31/2009.........  $ 6.04442    $ 7.93932        3,166
    01/01/2010 to 12/31/2010.........  $ 7.93932    $10.41905        2,949
 AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO
 FORMERLY, AST NIEMANN CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.10379    $ 7.54057            0
    01/01/2009 to 12/31/2009.........  $ 7.54057    $ 9.05097            0
    01/01/2010 to 12/31/2010.........  $ 9.05097    $10.15522            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST FIRST TRUST BALANCED TARGET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07381    $10.77036        7,255
    01/01/2008 to 12/31/2008.........  $10.77036    $ 6.98618       42,388
    01/01/2009 to 12/31/2009.........  $ 6.98618    $ 8.56682       35,985
    01/01/2010 to 12/31/2010.........  $ 8.56682    $ 9.70021       34,782
 AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10404    $11.19117          469
    01/01/2008 to 12/31/2008.........  $11.19117    $ 6.56949          393
    01/01/2009 to 12/31/2009.........  $ 6.56949    $ 8.19394       29,491
    01/01/2010 to 12/31/2010.........  $ 8.19394    $ 9.65573       34,201
 AST FOCUS FOUR PLUS PORTFOLIO
    07/21/2008* to 12/31/2008........  $ 9.99918    $ 7.49594        5,059
    01/01/2009 to 11/13/2009.........  $ 7.49594    $ 8.43273            0
 AST GLOBAL REAL ESTATE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.17586    $ 6.13224            0
    01/01/2009 to 12/31/2009.........  $ 6.13224    $ 8.20276          146
    01/01/2010 to 12/31/2010.........  $ 8.20276    $ 9.76197          137
 AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09100    $11.53628        4,723
    01/01/2008 to 12/31/2008.........  $11.53628    $ 6.82244        4,600
    01/01/2009 to 12/31/2009.........  $ 6.82244    $10.09167        4,428
    01/01/2010 to 12/31/2010.........  $10.09167    $11.01965        5,277
 AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09800    $11.48986        1,492
    01/01/2008 to 12/31/2008.........  $11.48986    $ 6.73541            0
    01/01/2009 to 12/31/2009.........  $ 6.73541    $10.47635          231
    01/01/2010 to 12/31/2010.........  $10.47635    $12.42903          782
 AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.03407    $ 7.66279          431
    01/01/2009 to 12/31/2009.........  $ 7.66279    $ 9.62383          517
    01/01/2010 to 12/31/2010.........  $ 9.62383    $12.07909        1,114
 AST HIGH YIELD PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99918    $ 9.96607            0
    01/01/2008 to 12/31/2008.........  $ 9.96607    $ 7.34697            0
    01/01/2009 to 12/31/2009.........  $ 7.34697    $ 9.86035        3,032
    01/01/2010 to 12/31/2010.........  $ 9.86035    $11.08074       18,004
 AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.11197    $ 7.17178            0
    01/01/2009 to 12/31/2009.........  $ 7.17178    $ 8.99427            0
    01/01/2010 to 12/31/2010.........  $ 8.99427    $10.13569            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO
    05/01/2008* to 12/31/2008........  $10.08946    $ 7.64998          744
    01/01/2009 to 12/31/2009.........  $ 7.64998    $ 9.34543        2,369
    01/01/2010 to 12/31/2010.........  $ 9.34543    $10.32606        7,551
 AST INTERNATIONAL GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.15948    $12.05201            0
    01/01/2008 to 12/31/2008.........  $12.05201    $ 5.93863            0
    01/01/2009 to 12/31/2009.........  $ 5.93863    $ 7.95483          448
    01/01/2010 to 12/31/2010.........  $ 7.95483    $ 9.01789          458
 AST INTERNATIONAL VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12617    $11.65068            0
    01/01/2008 to 12/31/2008.........  $11.65068    $ 6.45950            0
    01/01/2009 to 12/31/2009.........  $ 6.45950    $ 8.34615            0
    01/01/2010 to 12/31/2010.........  $ 8.34615    $ 9.17929          607
 AST J.P. MORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
 FORMERLY, AST UBS DYNAMIC ALPHA PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08054    $10.17383            0
    01/01/2008 to 12/31/2008.........  $10.17383    $ 8.29858       10,258
    01/01/2009 to 12/31/2009.........  $ 8.29858    $10.02568       41,174
    01/01/2010 to 12/31/2010.........  $10.02568    $10.65289       41,076
 AST JENNISON LARGE-CAP GROWTH PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.08457    $10.29963            0
    01/01/2010 to 12/31/2010.........  $10.29963    $11.35164            0
 AST JENNISON LARGE-CAP VALUE PORTFOLIO
    11/16/2009* to 12/31/2009........  $10.14595    $10.30944            0
    01/01/2010 to 12/31/2010.........  $10.30944    $11.60815          678
 AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.14435    $10.97941        2,000
    01/01/2008 to 12/31/2008.........  $10.97941    $ 6.37232        7,415
    01/01/2009 to 12/31/2009.........  $ 6.37232    $ 8.57302       10,158
    01/01/2010 to 12/31/2010.........  $ 8.57302    $ 9.09678       10,379
 AST LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11587    $ 9.84473            0
    01/01/2008 to 12/31/2008.........  $ 9.84473    $ 5.70314            0
    01/01/2009 to 12/31/2009.........  $ 5.70314    $ 6.74404            0
    01/01/2010 to 12/31/2010.........  $ 6.74404    $ 7.55590          197
 AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.02439    $10.32185            0
    01/01/2008 to 12/31/2008.........  $10.32185    $ 7.84324            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2009 to 12/31/2009.........  $ 7.84324    $10.45274        5,287
    01/01/2010 to 12/31/2010.........  $10.45274    $11.73757        4,794
 AST MARSICO CAPITAL GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.13199    $11.47337        2,345
    01/01/2008 to 12/31/2008.........  $11.47337    $ 6.40005            0
    01/01/2009 to 12/31/2009.........  $ 6.40005    $ 8.22241        6,687
    01/01/2010 to 12/31/2010.........  $ 8.22241    $ 9.74903        6,413
 AST MFS GLOBAL EQUITY PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11667    $10.95164            0
    01/01/2008 to 12/31/2008.........  $10.95164    $ 7.15759        1,243
    01/01/2009 to 12/31/2009.........  $ 7.15759    $ 9.31966       15,605
    01/01/2010 to 12/31/2010.........  $ 9.31966    $10.33903       12,339
 AST MFS GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10694    $11.59267            0
    01/01/2008 to 12/31/2008.........  $11.59267    $ 7.31108          440
    01/01/2009 to 12/31/2009.........  $ 7.31108    $ 8.99798        3,010
    01/01/2010 to 12/31/2010.........  $ 8.99798    $10.04775        2,559
 AST MID-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.10574    $10.11084            0
    01/01/2008 to 12/31/2008.........  $10.11084    $ 6.19415            0
    01/01/2009 to 12/31/2009.........  $ 6.19415    $ 8.51751            0
    01/01/2010 to 12/31/2010.........  $ 8.51751    $10.42410            0
 AST MONEY MARKET PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.00052    $10.29973            0
    01/01/2008 to 12/31/2008.........  $10.29973    $10.45357       10,390
    01/01/2009 to 12/31/2009.........  $10.45357    $10.37528        8,118
    01/01/2010 to 12/31/2010.........  $10.37528    $10.27485       23,603
 AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.13369    $10.25701        2,202
    01/01/2008 to 12/31/2008.........  $10.25701    $ 5.86395        1,930
    01/01/2009 to 12/31/2009.........  $ 5.86395    $ 8.16575       10,813
    01/01/2010 to 12/31/2010.........  $ 8.16575    $ 9.97960       10,171
 AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11565    $11.82260            0
    01/01/2008 to 12/31/2008.........  $11.82260    $ 6.65075            0
    01/01/2009 to 12/31/2009.........  $ 6.65075    $ 8.54648            0
    01/01/2010 to 12/31/2010.........  $ 8.54648    $10.88845            0
 AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.12073    $11.75209            0
    01/01/2008 to 12/31/2008.........  $11.75209    $ 6.68601            0
    01/01/2009 to 12/31/2009.........  $ 6.68601    $ 8.11354          149

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
    01/01/2010 to 12/31/2010.........  $ 8.11354    $ 9.66127          139
 AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO
    07/21/2008* to 12/31/2008........  $10.10192    $ 5.59093            0
    01/01/2009 to 12/31/2009.........  $ 5.59093    $ 9.21761          129
    01/01/2010 to 12/31/2010.........  $ 9.21761    $11.15868          125
 AST PIMCO LIMITED MATURITY BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99034    $10.47408        6,233
    01/01/2008 to 12/31/2008.........  $10.47408    $10.48603        6,071
    01/01/2009 to 12/31/2009.........  $10.48603    $11.44430       46,373
    01/01/2010 to 12/31/2010.........  $11.44430    $11.77276       96,945
 AST PIMCO TOTAL RETURN BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.99058    $10.56075            0
    01/01/2008 to 12/31/2008.........  $10.56075    $10.21988        1,836
    01/01/2009 to 12/31/2009.........  $10.21988    $11.79093       23,401
    01/01/2010 to 12/31/2010.........  $11.79093    $12.57524       35,839
 AST PRESERVATION ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.04514    $10.75670            0
    01/01/2008 to 12/31/2008.........  $10.75670    $ 8.57497       34,793
    01/01/2009 to 12/31/2009.........  $ 8.57497    $10.19125       87,454
    01/01/2010 to 12/31/2010.........  $10.19125    $11.15697      108,923
 AST QMA US EQUITY ALPHA PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11188    $10.37151            0
    01/01/2008 to 12/31/2008.........  $10.37151    $ 6.29304            0
    01/01/2009 to 12/31/2009.........  $ 6.29304    $ 7.59041            0
    01/01/2010 to 12/31/2010.........  $ 7.59041    $ 8.64622            0
 AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.07291    $10.87140        1,400
    01/01/2008 to 12/31/2008.........  $10.87140    $ 7.51399        1,359
    01/01/2009 to 12/31/2009.........  $ 7.51399    $ 9.47895        9,547
    01/01/2010 to 12/31/2010.........  $ 9.47895    $10.49368       18,919
 AST SMALL-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.09716    $10.46802            0
    01/01/2008 to 12/31/2008.........  $10.46802    $ 6.73693            0
    01/01/2009 to 12/31/2009.........  $ 6.73693    $ 8.93194            0
    01/01/2010 to 12/31/2010.........  $ 8.93194    $12.06406            0
 AST SMALL-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11095    $ 9.43656        1,552
    01/01/2008 to 12/31/2008.........  $ 9.43656    $ 6.56669            0
    01/01/2009 to 12/31/2009.........  $ 6.56669    $ 8.25723            0
    01/01/2010 to 12/31/2010.........  $ 8.25723    $10.30053            0

                                                                  NUMBER OF
                                      ACCUMULATION ACCUMULATION  ACCUMULATION
                                       UNIT VALUE   UNIT VALUE      UNITS
                                      AT BEGINNING    AT END    OUTSTANDING AT
 SUB-ACCOUNTS                          OF PERIOD    OF PERIOD   END OF PERIOD
 ------------                         ------------ ------------ --------------
 AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.06740    $10.57860          492
    01/01/2008 to 12/31/2008.........  $10.57860    $ 7.75653       39,334
    01/01/2009 to 12/31/2009.........  $ 7.75653    $ 9.53361       42,393
    01/01/2010 to 12/31/2010.........  $ 9.53361    $10.52807       33,991
 AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
    03/19/2007* to 12/31/2007........  $ 9.98213    $10.73003            0
    01/01/2008 to 12/31/2008.........  $10.73003    $10.36499        3,077
    01/01/2009 to 12/31/2009.........  $10.36499    $11.50569       10,277
    01/01/2010 to 12/31/2010.........  $11.50569    $12.04612       11,386
 AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.08361    $10.93976            0
    01/01/2008 to 12/31/2008.........  $10.93976    $ 6.43744        1,333
    01/01/2009 to 12/31/2009.........  $ 6.43744    $ 9.77555        3,241
    01/01/2010 to 12/31/2010.........  $ 9.77555    $11.20897        3,920
 AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.17958    $13.94064            0
    01/01/2008 to 12/31/2008.........  $13.94064    $ 6.90317        6,773
    01/01/2009 to 12/31/2009.........  $ 6.90317    $10.20784       15,445
    01/01/2010 to 12/31/2010.........  $10.20784    $12.17409       13,337
 AST VALUE PORTFOLIOFORMERLY, AST DEAM LARGE-CAP VALUE PORTFOLIO
    03/19/2007* to 12/31/2007........  $10.11154    $10.19617        2,976
    01/01/2008 to 12/31/2008.........  $10.19617    $ 6.32963            0
    01/01/2009 to 12/31/2009.........  $ 6.32963    $ 7.41124            0
    01/01/2010 to 12/31/2010.........  $ 7.41124    $ 8.25078            0
 AST WESTERN ASSET CORE PLUS BOND PORTFOLIO
    11/19/2007* to 12/31/2007........  $ 9.99918    $ 9.98774            0
    01/01/2008 to 12/31/2008.........  $ 9.98774    $ 9.37351            0
    01/01/2009 to 12/31/2009.........  $ 9.37351    $10.35999        3,687
    01/01/2010 to 12/31/2010.........  $10.35999    $11.05727        3,593
 FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND
    05/01/2008* to 12/31/2008........  $10.07829    $ 6.67267        5,683
    01/01/2009 to 12/31/2009.........  $ 6.67267    $ 8.59292        9,582
    01/01/2010 to 12/31/2010.........  $ 8.59292    $ 9.37902        8,610



* Denotes the start date of these sub-accounts

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                            SUBACCOUNTS
                                             -------------------------------------------------------------------------
                                                                                               PRUDENTIAL   PRUDENTIAL
                                              PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                             MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                              PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                             ------------  ---------------- ----------------- -----------  ------------
ASSETS
  Investment in the portfolios, at value.... $242,079,645    $242,276,536     $229,570,316    $14,822,202  $22,490,631
                                             ------------    ------------     ------------    -----------  -----------
  Net Assets................................ $242,079,645    $242,276,536     $229,570,316    $14,822,202  $22,490,631
                                             ============    ============     ============    ===========  ===========

NET ASSETS, representing:
  Accumulation units........................ $242,079,645    $242,276,536     $229,570,316    $14,822,202  $22,490,631
                                             ------------    ------------     ------------    -----------  -----------
                                             $242,079,645    $242,276,536     $229,570,316    $14,822,202  $22,490,631
                                             ============    ============     ============    ===========  ===========

  Units outstanding.........................  198,480,050     114,525,756      120,852,569      7,981,886   12,139,774
                                             ============    ============     ============    ===========  ===========

  Portfolio shares held.....................   24,207,964      20,760,629        9,275,568        948,318    1,409,187
  Portfolio net asset value per share....... $      10.00    $      11.67     $      24.75    $     15.63  $     15.96
  Investment in portfolio shares, at cost... $242,079,645    $228,521,736     $246,709,561    $16,166,997  $21,495,851

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                            SUBACCOUNTS
                                             -------------------------------------------------------------------------
                                                                                               PRUDENTIAL   PRUDENTIAL
                                              PRUDENTIAL      PRUDENTIAL                        FLEXIBLE   CONSERVATIVE
                                             MONEY MARKET  DIVERSIFIED BOND PRUDENTIAL EQUITY   MANAGED      BALANCED
                                              PORTFOLIO       PORTFOLIO         PORTFOLIO      PORTFOLIO    PORTFOLIO
                                             ------------  ---------------- ----------------- -----------  ------------
INVESTMENT INCOME
  Dividend income........................... $     82,009    $ 10,498,508     $  1,749,152    $   332,400  $   557,212
                                             ------------    ------------     ------------    -----------  -----------

EXPENSES
  Charges to contract owners for assuming
   mortality risk and expense risk and for
   administration...........................    3,708,808       3,481,612        3,211,645        206,233      316,976
  Reimbursement for excess expenses.........            0               0                0              0            0
                                             ------------    ------------     ------------    -----------  -----------

NET EXPENSES................................    3,708,808       3,481,612        3,211,645        206,233      316,976
                                             ------------    ------------     ------------    -----------  -----------

NET INVESTMENT INCOME (LOSS)................   (3,626,799)      7,016,896       (1,462,493)       126,167      240,236
                                             ------------    ------------     ------------    -----------  -----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS
  Capital gains distributions received......            0       3,233,084                0              0            0
  Realized gain (loss) on shares
   redeemed.................................            0       1,772,489       (5,687,945)      (383,680)     (45,666)
  Net change in unrealized gain (loss) on
   investments..............................            0       9,664,813       28,662,419      1,727,915    2,011,209
                                             ------------    ------------     ------------    -----------  -----------

NET GAIN (LOSS) ON INVESTMENTS..............            0      14,670,386       22,974,474      1,344,235    1,965,543
                                             ------------    ------------     ------------    -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................... $ (3,626,799)   $ 21,687,282     $ 21,511,981    $ 1,470,402  $ 2,205,779
                                             ============    ============     ============    ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A1

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                PRUDENTIAL                                             PRUDENTIAL
 PRUDENTIAL       PRUDENTIAL     NATURAL     PRUDENTIAL    PRUDENTIAL   PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          HIGH YIELD    RESOURCES    STOCK INDEX     GLOBAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO      BOND PORTFOLIO  PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    -------------- -----------  ------------  -----------  ------------  --------------- ---------------
$353,298,060     $244,422,102  $15,700,105  $318,093,910  $74,473,403  $309,345,214    $62,027,779     $27,104,388
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------
$353,298,060     $244,422,102  $15,700,105  $318,093,910  $74,473,403  $309,345,214    $62,027,779     $27,104,388
============     ============  ===========  ============  ===========  ============    ===========     ===========

$353,298,060     $244,422,102  $15,700,105  $318,093,910  $74,473,403  $309,345,214    $62,027,779     $27,104,388
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------
$353,298,060     $244,422,102  $15,700,105  $318,093,910  $74,473,403  $309,345,214    $62,027,779     $27,104,388
============     ============  ===========  ============  ===========  ============    ===========     ===========

 180,227,613       67,908,416    1,685,027   197,333,999   45,508,675   182,467,612     22,233,629      18,468,757
============     ============  ===========  ============  ===========  ============    ===========     ===========

  20,733,454       48,304,763      331,716    10,140,067    4,027,767    13,299,450      3,591,649       1,952,766
$      17.04     $       5.06  $     47.33  $      31.37  $     18.49  $      23.26    $     17.27     $     13.88

$390,002,494     $256,302,719  $11,462,177  $322,698,012  $77,204,097  $295,223,695    $57,881,730     $25,415,065

                                             SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
                                PRUDENTIAL                                             PRUDENTIAL
 PRUDENTIAL       PRUDENTIAL     NATURAL     PRUDENTIAL    PRUDENTIAL   PRUDENTIAL        SMALL       T. ROWE PRICE
   VALUE          HIGH YIELD    RESOURCES    STOCK INDEX     GLOBAL      JENNISON    CAPITALIZATION   INTERNATIONAL
 PORTFOLIO      BOND PORTFOLIO  PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO    STOCK PORTFOLIO STOCK PORTFOLIO
------------    -------------- -----------  ------------  -----------  ------------  --------------- ---------------
$  2,989,895     $ 20,578,211  $    58,086  $  5,423,342  $ 1,127,336  $  1,290,119    $   463,629     $   232,358
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------

   4,538,037        3,747,589      189,920     4,557,389    1,060,548     4,288,464        784,562         347,838
           0                0            0             0            0             0              0               0
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------

   4,538,037        3,747,589      189,920     4,557,389    1,060,548     4,288,464        784,562         347,838
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------

  (1,548,142)      16,830,622     (131,834)      865,953       66,788    (2,998,345)      (320,933)       (115,480)
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------
           0                0            0             0            0             0              0          77,453
 (11,709,663)      (2,641,496)     204,884    (5,446,059)  (1,417,953)   (2,066,766)      (741,434)       (188,612)
  43,577,190       14,660,194    3,237,458    41,566,663    8,822,233    33,352,576     13,407,491       3,252,169
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------
  31,867,527       12,018,698    3,442,342    36,120,604    7,404,280    31,285,810     12,666,057       3,141,010
------------     ------------  -----------  ------------  -----------  ------------    -----------     -----------
$ 30,319,385     $ 28,849,320  $ 3,310,508  $ 36,986,557  $ 7,471,068  $ 28,287,465    $12,345,124     $ 3,025,530
============     ============  ===========  ============  ===========  ============    ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A2

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                          SUBACCOUNTS
                                            -----------------------------------------------------------------------
                                                          PREMIER VIT
                                              T. ROWE        OPCAP      PREMIER VIT                   JANUS ASPEN
                                            PRICE EQUITY    MANAGED     NACM SMALL   INVESCO V.I.  JANUS PORTFOLIO -
                                               INCOME      PORTFOLIO   CAP PORTFOLIO CORE EQUITY     INSTITUTIONAL
                                             PORTFOLIO      CLASS 1       CLASS 1        FUND           SHARES
                                            ------------ ------------  ------------- ------------  -----------------
ASSETS
  Investment in the portfolios, at value... $73,513,305  $          0  $          0  $100,795,946     $64,686,850
                                            -----------  ------------  ------------  ------------     -----------
  Net Assets............................... $73,513,305  $          0  $          0  $100,795,946     $64,686,850
                                            ===========  ============  ============  ============     ===========

NET ASSETS, representing:
  Accumulation units....................... $73,513,305  $          0  $          0  $100,795,946     $64,686,850
                                            -----------  ------------  ------------  ------------     -----------
                                            $73,513,305  $          0  $          0  $100,795,946     $64,686,850
                                            ===========  ============  ============  ============     ===========

  Units outstanding........................  34,754,545             0             0    56,457,217      40,445,401
                                            ===========  ============  ============  ============     ===========

  Portfolio shares held....................   3,690,427             0             0     3,729,040       2,666,399
  Portfolio net asset value per share...... $     19.92  $       0.00  $       0.00  $      27.03     $     24.26
  Investment in portfolio shares, at cost.. $71,720,123  $          0  $          0  $ 90,355,095     $69,420,034

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                          SUBACCOUNTS
                                            -----------------------------------------------------------------------
                                                          PREMIER VIT
                                              T. ROWE        OPCAP      PREMIER VIT                   JANUS ASPEN
                                            PRICE EQUITY    MANAGED     NACM SMALL   INVESCO V.I.  JANUS PORTFOLIO -
                                               INCOME      PORTFOLIO   CAP PORTFOLIO CORE EQUITY     INSTITUTIONAL
                                             PORTFOLIO      CLASS 1       CLASS 1        FUND           SHARES
                                            ------------ ------------  ------------- ------------  -----------------
INVESTMENT INCOME
  Dividend income.......................... $ 1,332,613  $  2,792,964  $     39,277  $    954,227     $   675,436
                                            -----------  ------------  ------------  ------------     -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     981,434       360,705       142,784     1,390,732         864,098
  Reimbursement for excess expenses........           0             0             0             0               0
                                            -----------  ------------  ------------  ------------     -----------

NET EXPENSES...............................     981,434       360,705       142,784     1,390,732         864,098
                                            -----------  ------------  ------------  ------------     -----------

NET INVESTMENT INCOME (LOSS)...............     351,179     2,432,259      (103,507)     (436,505)       (188,662)
                                            -----------  ------------  ------------  ------------     -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....           0             0             0             0               0
  Realized gain (loss) on shares
   redeemed................................    (713,331)  (24,685,529)  (17,238,851)      465,914      (1,582,081)
  Net change in unrealized gain (loss) on
   investments.............................   9,170,854    27,116,664    22,031,965     7,470,681       9,340,871
                                            -----------  ------------  ------------  ------------     -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   8,457,523     2,431,135     4,793,114     7,936,595       7,758,790
                                            -----------  ------------  ------------  ------------     -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $ 8,808,702  $  4,863,394  $  4,689,607  $  7,500,090     $ 7,570,128
                                            ===========  ============  ============  ============     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A3

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN                                                     FRANKLIN
  OVERSEAS                                                     SMALL-MID CAP PRUDENTIAL                ALLIANCEBERNSTEIN
 PORTFOLIO -      MFS RESEARCH      MFS GROWTH      AMERICAN      GROWTH      JENNISON                   VPS LARGE CAP
INSTITUTIONAL   SERIES - INITIAL SERIES - INITIAL  CENTURY VP   SECURITIES   20/20 FOCUS  DAVIS VALUE  GROWTH PORTFOLIO
   SHARES            CLASS            CLASS        VALUE FUND      FUND       PORTFOLIO    PORTFOLIO        CLASS B
-------------   ---------------- ---------------- -----------  ------------- -----------  -----------  -----------------
$166,660,619      $19,366,635      $59,322,597    $27,219,003   $30,562,569  $56,224,822  $34,078,922     $5,195,526
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------
$166,660,619      $19,366,635      $59,322,597    $27,219,003   $30,562,569  $56,224,822  $34,078,922     $5,195,526
============      ===========      ===========    ===========   ===========  ===========  ===========     ==========

$166,660,619      $19,366,635      $59,322,597    $27,219,003   $30,562,569  $56,224,822  $34,078,922     $5,195,526
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------
$166,660,619      $19,366,635      $59,322,597    $27,219,003   $30,562,569  $56,224,822  $34,078,922     $5,195,526
============      ===========      ===========    ===========   ===========  ===========  ===========     ==========

  37,126,904       11,770,106       35,471,042     13,741,831    16,565,613   32,077,679   31,082,791      8,340,614
============      ===========      ===========    ===========   ===========  ===========  ===========     ==========

   2,918,750        1,017,155        2,402,697      4,644,881     1,418,875    3,615,744    2,847,028        191,858
$      57.10      $     19.04      $     24.69    $      5.86   $     21.54  $     15.55  $     11.97     $    27.08
$ 90,179,720      $17,286,272      $55,175,417    $30,593,696   $30,785,212  $44,596,252  $30,653,193     $4,726,824

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN                                                     FRANKLIN
  OVERSEAS                                                     SMALL-MID CAP PRUDENTIAL                ALLIANCEBERNSTEIN
 PORTFOLIO -      MFS RESEARCH      MFS GROWTH      AMERICAN      GROWTH      JENNISON                   VPS LARGE CAP
INSTITUTIONAL   SERIES - INITIAL SERIES - INITIAL  CENTURY VP   SECURITIES   20/20 FOCUS  DAVIS VALUE  GROWTH PORTFOLIO
   SHARES            CLASS            CLASS        VALUE FUND      FUND       PORTFOLIO    PORTFOLIO        CLASS B
-------------   ---------------- ---------------- -----------  ------------- -----------  -----------  -----------------
$  1,069,878      $   175,100      $    66,763    $   569,741   $         0  $         0  $   427,571     $   14,417
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------

   2,177,070          259,240          783,315        360,760       377,184      754,303      456,790         71,472
           0                0                0              0             0            0            0              0
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------

   2,177,070          259,240          783,315        360,760       377,184      754,303      456,790         71,472
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------

  (1,107,192)         (84,140)        (716,552)       208,981      (377,184)    (754,303)     (29,219)       (57,055)
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------
           0                0                0              0             0            0            0              0
   9,834,799          (17,579)        (450,836)      (773,562)     (686,301)     953,018       67,153        (25,033)
  24,341,809        2,554,619        8,389,481      3,462,698     7,421,490    2,827,922    3,406,130        436,723
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------
  34,176,608        2,537,040        7,938,645      2,689,136     6,735,189    3,780,940    3,473,283        411,690
------------      -----------      -----------    -----------   -----------  -----------  -----------     ----------
$ 33,069,416      $ 2,452,900      $ 7,222,093    $ 2,898,117   $ 6,358,005  $ 3,026,637  $ 3,444,064     $  354,635
============      ===========      ===========    ===========   ===========  ===========  ===========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A4

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                        SUBACCOUNTS
                                            -------------------------------------------------------------------
                                                                                     PRUDENTIAL SP
                                                                        JANUS ASPEN    STRATEGIC
                                                          PRUDENTIAL SP    JANUS       PARTNERS    PRUDENTIAL SP
                                            PRUDENTIAL SP   SMALL CAP   PORTFOLIO -     FOCUSED       MID CAP
                                             DAVIS VALUE      VALUE       SERVICE       GROWTH        GROWTH
                                              PORTFOLIO     PORTFOLIO     SHARES       PORTFOLIO     PORTFOLIO
                                            ------------- ------------- -----------  ------------- -------------
ASSETS
  Investment in the portfolios, at value...  $         0  $127,032,822  $13,998,350    $       0   $          0
                                             -----------  ------------  -----------    ---------   ------------
  Net Assets...............................  $         0  $127,032,822  $13,998,350    $       0   $          0
                                             ===========  ============  ===========    =========   ============

NET ASSETS, representing:
  Accumulation units.......................  $         0  $127,032,822  $13,998,350    $       0   $          0
                                             -----------  ------------  -----------    ---------   ------------
                                             $         0  $127,032,822  $13,998,350    $       0   $          0
                                             ===========  ============  ===========    =========   ============

  Units outstanding........................            0    72,892,210   13,322,774            0              0
                                             ===========  ============  ===========    =========   ============

  Portfolio shares held....................            0    10,344,692      582,536            0              0
  Portfolio net asset value per share......  $      0.00  $      12.28  $     24.03    $    0.00   $       0.00
  Investment in portfolio shares, at cost..  $         0  $123,759,338  $11,584,766    $       0   $          0

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                        SUBACCOUNTS
                                            -------------------------------------------------------------------
                                                                                     PRUDENTIAL SP
                                                                        JANUS ASPEN    STRATEGIC
                                                          PRUDENTIAL SP    JANUS       PARTNERS    PRUDENTIAL SP
                                            PRUDENTIAL SP   SMALL CAP   PORTFOLIO -     FOCUSED       MID CAP
                                             DAVIS VALUE      VALUE       SERVICE       GROWTH        GROWTH
                                              PORTFOLIO     PORTFOLIO     SHARES       PORTFOLIO     PORTFOLIO
                                            ------------- ------------- -----------  ------------- -------------
INVESTMENT INCOME
  Dividend income..........................  $         0  $    769,295  $    50,145    $       0   $          0
                                             -----------  ------------  -----------    ---------   ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............      718,351     1,897,663      229,808       97,506        292,221
  Reimbursement for excess expenses........            0             0            0            0              0
                                             -----------  ------------  -----------    ---------   ------------

NET EXPENSES...............................      718,351     1,897,663      229,808       97,506        292,221
                                             -----------  ------------  -----------    ---------   ------------

NET INVESTMENT INCOME (LOSS)...............     (718,351)   (1,128,368)    (179,663)     (97,506)      (292,221)
                                             -----------  ------------  -----------    ---------   ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0             0            0            0              0
  Realized gain (loss) on shares redeemed..   (5,665,796)   (3,205,966)     291,174      144,710    (11,759,656)
  Net change in unrealized gain (loss) on
   investments.............................   12,737,654    30,289,967    1,498,035     (203,620)    17,461,556
                                             -----------  ------------  -----------    ---------   ------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    7,071,858    27,084,001    1,789,209      (58,910)     5,701,900
                                             -----------  ------------  -----------    ---------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $ 6,353,507  $ 25,955,633  $ 1,609,546    $(156,416)  $  5,409,679
                                             ===========  ============  ===========    =========   ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A5

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------

SP PRUDENTIAL   PRUDENTIAL SP                                   EVERGREEN VA
U.S. EMERGING   GROWTH ASSET   PRUDENTIAL SP    PRUDENTIAL SP    DIVERSIFIED                              EVERGREEN VA
   GROWTH        ALLOCATION    INTERNATIONAL    INTERNATIONAL  CAPITAL BUILDER EVERGREEN VA EVERGREEN VA SPECIAL VALUES
  PORTFOLIO       PORTFOLIO   GROWTH PORTFOLIO VALUE PORTFOLIO      FUND       GROWTH FUND   OMEGA FUND       FUND
-------------   ------------- ---------------- --------------- --------------- ------------ ------------ --------------
$155,289,292    $635,833,086    $58,478,231      $54,613,068      $      0       $      0    $       0     $       0
------------    ------------    -----------      -----------      --------       --------    ---------     ---------
$155,289,292    $635,833,086    $58,478,231      $54,613,068      $      0       $      0    $       0     $       0
============    ============    ===========      ===========      ========       ========    =========     =========

$155,289,292    $635,833,086    $58,478,231      $54,613,068      $      0       $      0    $       0     $       0
------------    ------------    -----------      -----------      --------       --------    ---------     ---------
$155,289,292    $635,833,086    $58,478,231      $54,613,068      $      0       $      0    $       0     $       0
============    ============    ===========      ===========      ========       ========    =========     =========

  84,601,871     314,272,056     41,903,584       35,175,295             0              0            0             0
============    ============    ===========      ===========      ========       ========    =========     =========

  20,063,216      70,963,514     11,267,482        7,949,500             0              0            0             0
$       7.74    $       8.96    $      5.19      $      6.87      $   0.00       $   0.00    $    0.00     $    0.00
$139,233,021    $655,351,683    $71,013,906      $65,782,121      $      0       $      0    $       0     $       0

                                               SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------

SP PRUDENTIAL   PRUDENTIAL SP                                   EVERGREEN VA
U.S. EMERGING   GROWTH ASSET   PRUDENTIAL SP    PRUDENTIAL SP    DIVERSIFIED                              EVERGREEN VA
   GROWTH        ALLOCATION    INTERNATIONAL    INTERNATIONAL  CAPITAL BUILDER EVERGREEN VA EVERGREEN VA SPECIAL VALUES
  PORTFOLIO       PORTFOLIO   GROWTH PORTFOLIO VALUE PORTFOLIO      FUND       GROWTH FUND   OMEGA FUND       FUND
-------------   ------------- ---------------- --------------- --------------- ------------ ------------ --------------
$    533,446    $ 12,044,561    $   848,300      $ 1,180,966      $ 15,052       $      0    $  15,850     $   4,531
------------    ------------    -----------      -----------      --------       --------    ---------     ---------

   2,082,836      11,390,053        890,171          883,190         4,909          7,377       16,896        21,412
           0               0              0                0             0              0            0             0
------------    ------------    -----------      -----------      --------       --------    ---------     ---------

   2,082,836      11,390,053        890,171          883,190         4,909          7,377       16,896        21,412
------------    ------------    -----------      -----------      --------       --------    ---------     ---------

  (1,549,390)        654,508        (41,871)         297,776        10,143         (7,377)      (1,046)      (16,881)
------------    ------------    -----------      -----------      --------       --------    ---------     ---------

           0               0              0                0             0              0            0             0
    (366,282)    (10,522,930)    (4,150,829)      (3,527,991)      (65,504)       (54,415)     440,633      (519,142)
  22,851,773      78,394,403     10,456,066        7,700,471        89,034         49,712     (556,160)      480,089
------------    ------------    -----------      -----------      --------       --------    ---------     ---------

  22,485,491      67,871,473      6,305,237        4,172,480        23,530         (4,703)    (115,527)      (39,053)
------------    ------------    -----------      -----------      --------       --------    ---------     ---------

$ 20,936,101    $ 68,525,981    $ 6,263,366      $ 4,470,256      $ 33,673       $(12,080)   $(116,573)    $ (55,934)
============    ============    ===========      ===========      ========       ========    =========     =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A6

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                             SUBACCOUNTS
                                            ----------------------------------------------------------------------------
                                                                                AST                        AST SCHRODERS
                                                                         ALLIANCEBERNSTEIN  AST AMERICAN    MULTI-ASSET
                                            EVERGREEN VA   EVERGREEN VA      GROWTH &      CENTURY INCOME      WORLD
                                            INTERNATIONAL  FUNDAMENTAL        INCOME          & GROWTH      STRATEGIES
                                             EQUITY FUND  LARGE CAP FUND     PORTFOLIO       PORTFOLIO       PORTFOLIO
                                            ------------- -------------- ----------------- -------------- --------------
ASSETS
  Investment in the portfolios, at value...   $       0     $       0       $60,571,505     $46,364,504   $1,162,964,206
                                              ---------     ---------       -----------     -----------   --------------
  Net Assets...............................   $       0     $       0       $60,571,505     $46,364,504   $1,162,964,206
                                              =========     =========       ===========     ===========   ==============

NET ASSETS, representing:
  Accumulation units.......................   $       0     $       0       $60,571,505     $46,364,504   $1,162,964,206
                                              ---------     ---------       -----------     -----------   --------------
                                              $       0     $       0       $60,571,505     $46,364,504   $1,162,964,206
                                              =========     =========       ===========     ===========   ==============

  Units outstanding........................           0             0         6,153,488       4,546,974      107,549,779
                                              =========     =========       ===========     ===========   ==============

  Portfolio shares held....................           0             0         3,802,354       3,647,876       86,145,497
  Portfolio net asset value per share......   $    0.00     $    0.00       $     15.93     $     12.71   $        13.50
  Investment in portfolio shares, at cost..   $       0     $       0       $57,196,083     $42,470,849   $1,066,623,041

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                             SUBACCOUNTS
                                            ----------------------------------------------------------------------------
                                                                                AST                        AST SCHRODERS
                                                                         ALLIANCEBERNSTEIN  AST AMERICAN    MULTI-ASSET
                                            EVERGREEN VA   EVERGREEN VA      GROWTH &      CENTURY INCOME      WORLD
                                            INTERNATIONAL  FUNDAMENTAL        INCOME          & GROWTH      STRATEGIES
                                             EQUITY FUND  LARGE CAP FUND     PORTFOLIO       PORTFOLIO       PORTFOLIO
                                            ------------- -------------- ----------------- -------------- --------------
INVESTMENT INCOME
  Dividend income..........................   $   9,869     $  11,760       $   442,524     $   257,385   $    3,102,452
                                              ---------     ---------       -----------     -----------   --------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       9,529        19,030           561,083         392,066        9,198,947
  Reimbursement for excess expenses........           0             0                 0               0                0
                                              ---------     ---------       -----------     -----------   --------------

NET EXPENSES...............................       9,529        19,030           561,083         392,066        9,198,947
                                              ---------     ---------       -----------     -----------   --------------

NET INVESTMENT INCOME (LOSS)...............         340        (7,270)         (118,559)       (134,681)      (6,096,495)
                                              ---------     ---------       -----------     -----------   --------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....      34,976             0                 0               0                0
  Realized gain (loss) on shares
   redeemed................................    (320,570)        7,508          (596,158)        (32,679)       1,123,369
  Net change in unrealized gain (loss) on
   investments.............................     238,035      (126,583)        5,785,081       4,135,949       82,400,245
                                              ---------     ---------       -----------     -----------   --------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................     (47,559)     (119,075)        5,188,923       4,103,270       83,523,614
                                              ---------     ---------       -----------     -----------   --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $ (47,219)    $(126,345)      $ 5,070,364     $ 3,968,589   $   77,427,119
                                              =========     =========       ===========     ===========   ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A7

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
               AST JPMORGAN               AST NEUBERGER
 AST COHEN &     STRATEGIC                BERMAN SMALL-                 AST FEDERATED
STEERS REALTY  OPPORTUNITIES  AST VALUE    CAP GROWTH   AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP
  PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO
-------------  ------------- -----------  ------------- -------------- ---------------- --------------- ---------------
 $62,985,346   $609,347,362  $21,392,391   $25,254,293   $69,556,980     $40,832,021      $30,901,472     $41,902,648
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------
 $62,985,346   $609,347,362  $21,392,391   $25,254,293   $69,556,980     $40,832,021      $30,901,472     $41,902,648
 ===========   ============  ===========   ===========   ===========     ===========      ===========     ===========

 $62,985,346   $609,347,362  $21,392,391   $25,254,293   $69,556,980     $40,832,021      $30,901,472     $41,902,648
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------
 $62,985,346   $609,347,362  $21,392,391   $25,254,293   $69,556,980     $40,832,021      $30,901,472     $41,902,648
 ===========   ============  ===========   ===========   ===========     ===========      ===========     ===========

   5,413,486     56,172,490    2,188,804     2,395,675     6,242,860       3,502,874        2,712,491       3,661,163
 ===========   ============  ===========   ===========   ===========     ===========      ===========     ===========

  10,325,467     46,945,097    2,484,598     2,781,310     9,361,639       4,409,506        2,590,232       3,087,889
 $      6.10   $      12.98  $      8.61   $      9.08   $      7.43     $      9.26      $     11.93     $     13.57
 $62,869,256   $564,383,460  $22,455,838   $21,765,531   $66,016,148     $35,390,962      $26,994,598     $37,009,453

                                               SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------------
               AST JPMORGAN               AST NEUBERGER
 AST COHEN &     STRATEGIC                BERMAN SMALL-                 AST FEDERATED
STEERS REALTY  OPPORTUNITIES  AST VALUE    CAP GROWTH   AST HIGH YIELD    AGGRESSIVE      AST MID-CAP    AST SMALL-CAP
  PORTFOLIO      PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO    GROWTH PORTFOLIO VALUE PORTFOLIO VALUE PORTFOLIO
-------------  ------------- -----------  ------------- -------------- ---------------- --------------- ---------------
 $   403,973   $  1,390,671  $   222,198   $         0   $ 1,372,201     $     7,679      $    70,026     $   106,558
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------


     522,712      6,395,335      262,555       206,624       616,006         324,918          250,897         430,103
           0              0            0             0             0               0                0               0
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------

     522,712      6,395,335      262,555       206,624       616,006         324,918          250,897         430,103
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------

    (118,739)    (5,004,664)     (40,357)     (206,624)      756,195        (317,239)        (180,871)       (323,545)
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------

           0              0            0             0             0               0                0               0
  (1,730,120)     2,465,389   (1,031,220)      141,055       598,082          39,936          256,047        (183,616)
   9,187,784     29,522,333    2,970,299     3,462,462     2,566,798       6,640,238        3,738,145       6,894,486
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------

   7,457,664     31,987,722    1,939,079     3,603,517     3,164,880       6,680,174        3,994,192       6,710,870
 -----------   ------------  -----------   -----------   -----------     -----------      -----------     -----------



 $ 7,338,925   $ 26,983,058  $ 1,898,722   $ 3,396,893   $ 3,921,075     $ 6,362,935      $ 3,813,321     $ 6,387,325
 ===========   ============  ===========   ===========   ===========     ===========      ===========     ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A8

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                              SUBACCOUNTS
                                            -------------------------------------------------------------------------------
                                              AST GOLDMAN
                                                 SACHS         AST GOLDMAN                    AST LORD ABBETT  AST MARSICO
                                              CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP  BOND-DEBENTURE  CAPITAL GROWTH
                                            GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO
                                            ---------------- ---------------- --------------- --------------- --------------
ASSETS
  Investment in the portfolios, at value...   $63,049,843      $88,580,837      $73,770,993     $50,715,133    $99,289,364
                                              -----------      -----------      -----------     -----------    -----------
  Net Assets...............................   $63,049,843      $88,580,837      $73,770,993     $50,715,133    $99,289,364
                                              ===========      ===========      ===========     ===========    ===========

NET ASSETS, representing:
  Accumulation units.......................   $63,049,843      $88,580,837      $73,770,993     $50,715,133    $99,289,364
                                              -----------      -----------      -----------     -----------    -----------
                                              $63,049,843      $88,580,837      $73,770,993     $50,715,133    $99,289,364
                                              ===========      ===========      ===========     ===========    ===========

  Units outstanding........................     5,726,803        7,399,862        8,210,451       4,379,205      9,228,317
                                              ===========      ===========      ===========     ===========    ===========

  Portfolio shares held....................     2,304,453       16,283,242        5,538,363       4,862,429      5,133,886
  Portfolio net asset value per share......   $     27.36      $      5.44      $     13.32     $     10.43    $     19.34
  Investment in portfolio shares, at cost..   $55,028,790      $75,809,834      $84,114,499     $48,518,123    $91,547,911

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                              SUBACCOUNTS
                                            -------------------------------------------------------------------------------
                                              AST GOLDMAN
                                                 SACHS         AST GOLDMAN                    AST LORD ABBETT  AST MARSICO
                                              CONCENTRATED    SACHS MID-CAP    AST LARGE-CAP  BOND-DEBENTURE  CAPITAL GROWTH
                                            GROWTH PORTFOLIO GROWTH PORTFOLIO VALUE PORTFOLIO    PORTFOLIO      PORTFOLIO
                                            ---------------- ---------------- --------------- --------------- --------------
INVESTMENT INCOME
  Dividend income..........................   $    30,059      $         0      $   597,841     $ 1,750,653    $   393,549
                                              -----------      -----------      -----------     -----------    -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............       669,167          806,279          984,251         525,834      1,056,968
  Reimbursement for excess expenses........             0                0                0               0              0
                                              -----------      -----------      -----------     -----------    -----------

NET EXPENSES...............................       669,167          806,279          984,251         525,834      1,056,968
                                              -----------      -----------      -----------     -----------    -----------

NET INVESTMENT INCOME (LOSS)...............      (639,108)        (806,279)        (386,410)      1,224,819       (663,419)
                                              -----------      -----------      -----------     -----------    -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....             0                0                0               0              0
  Realized gain (loss) on shares
   redeemed................................     1,552,953        1,491,196       (3,494,439)        329,933       (863,107)
  Net change in unrealized gain (loss) on
   investments.............................     3,696,339        9,438,906       11,241,128       2,045,135     14,435,435
                                              -----------      -----------      -----------     -----------    -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................     5,249,292       10,930,102        7,746,689       2,375,068     13,572,328
                                              -----------      -----------      -----------     -----------    -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................   $ 4,610,184      $10,123,823      $ 7,360,279     $ 3,599,887    $12,908,909
                                              ===========      ===========      ===========     ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A9

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
               AST NEUBERGER
                  BERMAN     AST NEUBERGER   AST PIMCO          AST                      AST T. ROWE    AST T. ROWE
  AST MFS         MID-CAP     BERMAN/LSV      LIMITED    ALLIANCEBERNSTEIN  AST QMA US  PRICE NATURAL   PRICE ASSET
  GROWTH          GROWTH     MID-CAP VALUE MATURITY BOND    CORE VALUE     EQUITY ALPHA   RESOURCES     ALLOCATION
 PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
-----------    ------------- ------------- ------------- ----------------- ------------ ------------- --------------
$27,605,037     $64,481,500   $78,392,118  $102,959,497     $43,678,448    $19,153,680  $237,117,710  $1,581,659,296
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------
$27,605,037     $64,481,500   $78,392,118  $102,959,497     $43,678,448    $19,153,680  $237,117,710  $1,581,659,296
===========     ===========   ===========  ============     ===========    ===========  ============  ==============

$27,605,037     $64,481,500   $78,392,118  $102,959,497     $43,678,448    $19,153,680  $237,117,710  $1,581,659,296
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------
$27,605,037     $64,481,500   $78,392,118  $102,959,497     $43,678,448    $19,153,680  $237,117,710  $1,581,659,296
===========     ===========   ===========  ============     ===========    ===========  ============  ==============

  2,603,376       5,335,094     7,173,550     9,358,496       4,615,182      1,934,062    18,819,743     146,125,937
===========     ===========   ===========  ============     ===========    ===========  ============  ==============

  2,866,567       3,018,797     5,177,815     9,731,521       5,237,224      1,704,064    10,501,227      92,765,941
$      9.63     $     21.36   $     15.14  $      10.58     $      8.34    $     11.24  $      22.58  $        17.05
$24,866,589     $55,044,801   $70,749,189  $103,625,814     $41,082,241    $18,186,028  $217,180,309  $1,446,178,873

                                              SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
               AST NEUBERGER
                  BERMAN     AST NEUBERGER   AST PIMCO          AST                      AST T. ROWE    AST T. ROWE
  AST MFS         MID-CAP     BERMAN/LSV      LIMITED    ALLIANCEBERNSTEIN  AST QMA US  PRICE NATURAL   PRICE ASSET
  GROWTH          GROWTH     MID-CAP VALUE MATURITY BOND    CORE VALUE     EQUITY ALPHA   RESOURCES     ALLOCATION
 PORTFOLIO       PORTFOLIO     PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO
-----------    ------------- ------------- ------------- ----------------- ------------ ------------- --------------
$    14,569     $         0   $   447,256  $  1,694,735     $   330,772    $    66,135  $    577,950  $    6,319,751
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------



    232,977         530,649       711,870     1,194,236         455,588        188,354     2,305,256      13,359,538
          0               0             0             0               0              0             0               0
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------

    232,977         530,649       711,870     1,194,236         455,588        188,354     2,305,256      13,359,538
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------

   (218,408)       (530,649)     (264,614)      500,499        (124,816)      (122,219)   (1,727,306)     (7,039,787)
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------

          0               0             0       100,551               0              0             0               0

     51,437         571,644      (640,332)     (284,311)       (513,232)      (177,948)   (8,068,734)      4,334,623

  2,479,275       9,292,173    10,590,682       881,807       4,388,991      2,182,015    43,192,200     106,443,753
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------

  2,530,712       9,863,817     9,950,350       698,047       3,875,759      2,004,067    35,123,466     110,778,376
-----------     -----------   -----------  ------------     -----------    -----------  ------------  --------------

$ 2,312,304     $ 9,333,168   $ 9,685,736  $  1,198,546     $ 3,750,943    $ 1,881,848  $ 33,396,160  $  103,738,589
===========     ===========   ===========  ============     ===========    ===========  ============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A10

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                              AST                       AST
                                              AST MFS      JPMORGAN    AST T. ROWE   AGGRESSIVE    AST CAPITAL
                                              GLOBAL     INTERNATIONAL PRICE GLOBAL    ASSET       GROWTH ASSET
                                              EQUITY        EQUITY         BOND      ALLOCATION     ALLOCATION
                                             PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                            -----------  ------------- ------------ ------------  --------------
ASSETS
  Investment in the portfolios, at value... $67,367,886   $90,494,799  $70,482,611  $151,898,334  $3,101,702,125
                                            -----------   -----------  -----------  ------------  --------------
  Net Assets............................... $67,367,886   $90,494,799  $70,482,611  $151,898,334  $3,101,702,125
                                            ===========   ===========  ===========  ============  ==============

NET ASSETS, representing:
  Accumulation units....................... $67,367,886   $90,494,799  $70,482,611  $151,898,334  $3,101,702,125
                                            -----------   -----------  -----------  ------------  --------------
                                            $67,367,886   $90,494,799  $70,482,611  $151,898,334  $3,101,702,125
                                            ===========   ===========  ===========  ============  ==============

  Units outstanding........................   6,014,635     8,841,943    6,414,856    15,550,715     297,588,583
                                            ===========   ===========  ===========  ============  ==============

  Portfolio shares held....................   6,650,334     4,365,403    6,390,083    16,263,205     297,097,905
  Portfolio net asset value per share...... $     10.13   $     20.73  $     11.03  $       9.34  $        10.44
  Investment in portfolio shares, at cost.. $62,011,817   $83,949,391  $70,542,898  $140,427,864  $2,872,378,490

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                              AST                       AST
                                              AST MFS      JPMORGAN    AST T. ROWE   AGGRESSIVE    AST CAPITAL
                                              GLOBAL     INTERNATIONAL PRICE GLOBAL    ASSET       GROWTH ASSET
                                              EQUITY        EQUITY         BOND      ALLOCATION     ALLOCATION
                                             PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                            -----------  ------------- ------------ ------------  --------------
INVESTMENT INCOME
  Dividend income.......................... $   141,054   $   530,026  $ 1,033,638  $    696,036  $   22,125,693
                                            -----------   -----------  -----------  ------------  --------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     567,295       875,881      698,991     2,372,272      39,417,827
  Reimbursement for excess expenses........           0             0            0             0               0
                                            -----------   -----------  -----------  ------------  --------------

NET EXPENSES...............................     567,295       875,881      698,991     2,372,272      39,417,827
                                            -----------   -----------  -----------  ------------  --------------

NET INVESTMENT INCOME (LOSS)...............    (426,241)     (345,855)     334,647    (1,676,236)    (17,292,134)
                                            -----------   -----------  -----------  ------------  --------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....           0             0      194,654             0               0
  Realized gain (loss) on shares
   redeemed................................    (637,063)   (1,080,192)    (513,846)     (695,081)     (3,821,726)
  Net change in unrealized gain (loss) on
   investments.............................   6,859,834     6,733,835    1,488,631    19,494,071     280,116,164
                                            -----------   -----------  -----------  ------------  --------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   6,222,771     5,653,643    1,169,439    18,798,990     276,294,438
                                            -----------   -----------  -----------  ------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $ 5,796,530   $ 5,307,788  $ 1,504,086  $ 17,122,754  $  259,002,304
                                            ===========   ===========  ===========  ============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A11

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AST
  AST ACADEMIC                                                      AST FIRST TRUST                  T. ROWE PRICE
STRATEGIES ASSET    AST BALANCED   AST PRESERVATION AST FIRST TRUST     CAPITAL       AST ADVANCED     LARGE-CAP     AST MONEY
   ALLOCATION     ASSET ALLOCATION ASSET ALLOCATION BALANCED TARGET   APPRECIATION     STRATEGIES       GROWTH        MARKET
   PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO    TARGET PORTFOLIO   PORTFOLIO       PORTFOLIO     PORTFOLIO
----------------  ---------------- ---------------- --------------- ---------------- --------------  ------------- ------------
 $2,538,982,454    $3,322,649,778   $2,211,567,468  $1,008,798,895   $1,380,684,150  $1,496,354,738  $152,421,906  $128,581,063
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------
 $2,538,982,454    $3,322,649,778   $2,211,567,468  $1,008,798,895   $1,380,684,150  $1,496,354,738  $152,421,906  $128,581,063
 ==============    ==============   ==============  ==============   ==============  ==============  ============  ============

 $2,538,982,454    $3,322,649,778   $2,211,567,468  $1,008,798,895   $1,380,684,150  $1,496,354,738  $152,421,906  $128,581,063
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------
 $2,538,982,454    $3,322,649,778   $2,211,567,468  $1,008,798,895   $1,380,684,150  $1,496,354,738  $152,421,906  $128,581,063
 ==============    ==============   ==============  ==============   ==============  ==============  ============  ============

    241,208,278       308,411,300      199,628,107      95,850,727      131,381,152     137,362,458    13,776,574    12,762,620
 ==============    ==============   ==============  ==============   ==============  ==============  ============  ============

    239,300,891       299,068,387      188,218,508     103,360,543      139,322,316     136,903,453    12,311,947   128,581,063
 $        10.61    $        11.11   $        11.75  $         9.76   $         9.91  $        10.93  $      12.38  $       1.00
 $2,368,917,561    $2,968,158,399   $2,011,596,312  $  920,233,761   $1,225,651,406  $1,361,092,235  $132,700,775  $128,581,063

                                                    SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AST
  AST ACADEMIC                                                      AST FIRST TRUST                  T. ROWE PRICE
STRATEGIES ASSET    AST BALANCED   AST PRESERVATION AST FIRST TRUST     CAPITAL       AST ADVANCED     LARGE-CAP     AST MONEY
   ALLOCATION     ASSET ALLOCATION ASSET ALLOCATION BALANCED TARGET   APPRECIATION     STRATEGIES       GROWTH        MARKET
   PORTFOLIO         PORTFOLIO        PORTFOLIO        PORTFOLIO    TARGET PORTFOLIO   PORTFOLIO       PORTFOLIO     PORTFOLIO
----------------  ---------------- ---------------- --------------- ---------------- --------------  ------------- ------------
 $   14,187,573    $   19,041,377   $   20,187,041  $    7,643,803   $    6,579,950  $    7,495,769  $          0  $     22,968
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------

     30,991,653        41,635,626       27,312,223       9,608,346       13,209,636      14,313,876     1,532,065     1,578,337
              0                 0                0               0                0               0             0             0
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------

     30,991,653        41,635,626       27,312,223       9,608,346       13,209,636      14,313,876     1,532,065     1,578,337
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------

    (16,804,080)      (22,594,249)      (7,125,182)     (1,964,543)      (6,629,686)     (6,818,107)   (1,532,065)   (1,555,369)
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------

              0                 0                0               0                0               0             0             0

     (3,273,089)       15,668,623       13,144,293       1,519,426          (54,691)      6,033,951     1,286,756             0

    207,238,250       276,659,761      137,638,945      82,435,956      154,800,544     112,222,331    17,175,619             0
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------


    203,965,161       292,328,384      150,783,238      83,955,382      154,745,853     118,256,282    18,462,375             0
 --------------    --------------   --------------  --------------   --------------  --------------  ------------  ------------

 $  187,161,081    $  269,734,135   $  143,658,056  $   81,990,839   $  148,116,167  $  111,438,175  $ 16,930,310  $ (1,555,369)
 ==============    ==============   ==============  ==============   ==============  ==============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A12

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                AST            AST            AST           AST          NVIT
                                             SMALL-CAP     PIMCO TOTAL   INTERNATIONAL INTERNATIONAL  DEVELOPING
                                              GROWTH       RETURN BOND       VALUE        GROWTH       MARKETS
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       FUND
                                            -----------  --------------  ------------- ------------- -----------
ASSETS
  Investment in the portfolios, at value... $70,221,616  $1,231,960,707   $39,039,069   $40,508,656  $25,523,843
                                            -----------  --------------   -----------   -----------  -----------
  Net Assets............................... $70,221,616  $1,231,960,707   $39,039,069   $40,508,656  $25,523,843
                                            ===========  ==============   ===========   ===========  ===========

NET ASSETS, representing:
  Accumulation units....................... $70,221,616  $1,231,960,707   $39,039,069   $40,508,656  $25,523,843
                                            -----------  --------------   -----------   -----------  -----------
                                            $70,221,616  $1,231,960,707   $39,039,069   $40,508,656  $25,523,843
                                            ===========  ==============   ===========   ===========  ===========

  Units outstanding........................   5,748,993     113,265,777     3,757,056     3,921,125    1,496,359
                                            ===========  ==============   ===========   ===========  ===========

  Portfolio shares held....................   3,442,236     101,312,558     2,489,737     3,513,327    3,656,711
  Portfolio net asset value per share...... $     20.40  $        12.16   $     15.68   $     11.53  $      6.98
  Investment in portfolio shares, at cost.. $57,513,706  $1,212,228,770   $36,665,254   $37,451,570  $28,110,858

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                AST            AST            AST           AST          NVIT
                                             SMALL-CAP     PIMCO TOTAL   INTERNATIONAL INTERNATIONAL  DEVELOPING
                                              GROWTH       RETURN BOND       VALUE        GROWTH       MARKETS
                                             PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO       FUND
                                            -----------  --------------  ------------- ------------- -----------
INVESTMENT INCOME
  Dividend income.......................... $    85,072  $   12,462,387   $   146,876   $    60,787  $         0
                                            -----------  --------------   -----------   -----------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     674,896      13,100,786       340,170       340,849      357,844
  Reimbursement for excess expenses........           0               0             0             0            0
                                            -----------  --------------   -----------   -----------  -----------

NET EXPENSES...............................     674,896      13,100,786       340,170       340,849      357,844
                                            -----------  --------------   -----------   -----------  -----------

NET INVESTMENT INCOME (LOSS)...............    (589,824)       (638,399)     (193,294)     (280,062)    (357,844)
                                            -----------  --------------   -----------   -----------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....           0      12,039,158             0             0            0
  Realized gain (loss) on shares
   redeemed................................     589,430       4,406,098      (637,350)     (577,695)  (1,701,140)
  Net change in unrealized gain (loss) on
   investments.............................  14,065,972      17,632,983     3,619,814     4,535,610    4,854,884
                                            -----------  --------------   -----------   -----------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS.............................  14,655,402      34,078,239     2,982,464     3,957,915    3,153,744
                                            -----------  --------------   -----------   -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $14,065,578  $   33,439,840   $ 2,789,170   $ 3,677,853  $ 2,795,900
                                            ===========  ==============   ===========   ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A13

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                                                                                                       AST GOLDMAN
    AST          AST WESTERN                                           AST PARAMETRIC     FRANKLIN        SACHS
 INVESTMENT      ASSET CORE      AST BOND     AST BOND    AST GLOBAL      EMERGING      TEMPLETON VIP   SMALL-CAP
 GRADE BOND       PLUS BOND      PORTFOLIO    PORTFOLIO   REAL ESTATE  MARKETS EQUITY  FOUNDING FUNDS     VALUE
 PORTFOLIO        PORTFOLIO        2018         2019       PORTFOLIO     PORTFOLIO     ALLOCATION FUND  PORTFOLIO
------------    ------------    -----------  -----------  -----------  --------------  --------------- -----------
$153,555,135    $161,901,532    $17,223,514  $14,731,613  $23,406,165   $144,881,864   $1,165,490,270  $72,333,809
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------
$153,555,135    $161,901,532    $17,223,514  $14,731,613  $23,406,165   $144,881,864   $1,165,490,270  $72,333,809
============    ============    ===========  ===========  ===========   ============   ==============  ===========

$153,555,135    $161,901,532    $17,223,514  $14,731,613  $23,406,165   $144,881,864   $1,165,490,270  $72,333,809
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------
$153,555,135    $161,901,532    $17,223,514  $14,731,613  $23,406,165   $144,881,864   $1,165,490,270  $72,333,809
============    ============    ===========  ===========  ===========   ============   ==============  ===========

  11,978,281      15,298,556      1,423,064    1,228,899    2,119,576     12,639,741      114,431,062    6,209,379
============    ============    ===========  ===========  ===========   ============   ==============  ===========

  13,002,128      15,404,523      1,446,139    1,242,126    2,878,987     14,605,027      151,166,053    6,928,526
$      11.81    $      10.51    $     11.91  $     11.86  $      8.13   $       9.92   $         7.71  $     10.44
$154,269,256    $158,736,709    $16,332,581  $14,372,912  $21,106,416   $127,371,769   $1,086,501,143  $62,374,043

                                           SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
                                                                                                       AST GOLDMAN
    AST          AST WESTERN                                           AST PARAMETRIC     FRANKLIN        SACHS
 INVESTMENT      ASSET CORE      AST BOND     AST BOND    AST GLOBAL      EMERGING      TEMPLETON VIP   SMALL-CAP
 GRADE BOND       PLUS BOND      PORTFOLIO    PORTFOLIO   REAL ESTATE  MARKETS EQUITY  FOUNDING FUNDS     VALUE
 PORTFOLIO        PORTFOLIO        2018         2019       PORTFOLIO     PORTFOLIO     ALLOCATION FUND  PORTFOLIO
------------    ------------    -----------  -----------  -----------  --------------  --------------- -----------
$ 27,739,266    $  1,122,102    $   205,852  $   128,624  $   111,942   $    190,935   $   22,138,689  $    98,599
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------

   6,663,230       1,427,876        410,075      314,586      156,120      1,051,128        9,242,672      463,247
           0               0              0            0            0              0                0            0
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------

   6,663,230       1,427,876        410,075      314,586      156,120      1,051,128        9,242,672      463,247
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------

  21,076,036        (305,774)      (204,223)    (185,962)     (44,178)      (860,193)      12,896,017     (364,648)
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------

  72,866,958         423,690        795,479      960,788            0              0           83,847            0
 (14,525,846)      1,159,754      1,608,555    1,079,520      119,858        899,561        2,778,929      602,897
 (31,643,393)      1,889,443        474,794      (51,345)   2,021,554     14,238,068       55,525,137    8,694,476
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------

  26,697,719       3,472,887      2,878,828    1,988,963    2,141,412     15,137,629       58,387,913    9,297,373
------------    ------------    -----------  -----------  -----------   ------------   --------------  -----------

$ 47,773,755    $  3,167,113    $ 2,674,605  $ 1,803,001  $ 2,097,234   $ 14,277,436   $   71,283,930  $ 8,932,725
============    ============    ===========  ===========  ===========   ============   ==============  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A14

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                            AST CLS                    AST HORIZON     AST FI
                                              AST CLS       MODERATE    AST HORIZON     MODERATE     PYRAMIS(R)
                                            GROWTH ASSET     ASSET      GROWTH ASSET      ASSET        ASSET
                                             ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                             PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
                                            ------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the portfolios, at value... $815,839,953  $917,592,487  $564,004,840  $686,924,432  $391,883,183
                                            ------------  ------------  ------------  ------------  ------------
  Net Assets............................... $815,839,953  $917,592,487  $564,004,840  $686,924,432  $391,883,183
                                            ============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units....................... $815,839,953  $917,592,487  $564,004,840  $686,924,432  $391,883,183
                                            ------------  ------------  ------------  ------------  ------------
                                            $815,839,953  $917,592,487  $564,004,840  $686,924,432  $391,883,183
                                            ============  ============  ============  ============  ============

  Units outstanding........................   78,030,921    87,540,737    53,201,358    65,121,003    36,638,038
                                            ============  ============  ============  ============  ============

  Portfolio shares held....................   76,175,533    92,127,760    55,731,704    65,111,321    39,464,570
  Portfolio net asset value per share...... $      10.71  $       9.96  $      10.12  $      10.55  $       9.93
  Investment in portfolio shares, at cost.. $731,736,116  $832,377,982  $508,716,401  $623,839,782  $355,355,122

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                         SUBACCOUNTS
                                            --------------------------------------------------------------------
                                                            AST CLS                    AST HORIZON     AST FI
                                              AST CLS       MODERATE    AST HORIZON     MODERATE     PYRAMIS(R)
                                            GROWTH ASSET     ASSET      GROWTH ASSET      ASSET        ASSET
                                             ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION    ALLOCATION
                                             PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO    PORTFOLIO
                                            ------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income.......................... $  1,005,160  $  1,991,390  $    633,031  $  1,346,206  $    448,463
                                            ------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............    6,263,889     7,390,790     4,332,001     5,737,162     2,666,561
  Reimbursement for excess expenses........            0             0             0             0             0
                                            ------------  ------------  ------------  ------------  ------------

NET EXPENSES...............................    6,263,889     7,390,790     4,332,001     5,737,162     2,666,561
                                            ------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)...............   (5,258,729)   (5,399,400)   (3,698,970)   (4,390,956)   (2,218,098)
                                            ------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....            0             0             0             0             0
  Realized gain (loss) on shares
   redeemed................................    3,236,488     2,133,841     2,302,123     2,068,033     1,328,971
  Net change in unrealized gain (loss) on
   investments.............................   66,974,826    64,996,847    43,550,901    46,984,034    30,221,179
                                            ------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS) ON
   INVESTMENTS.............................   70,211,314    67,130,688    45,853,024    49,052,067    31,550,150
                                            ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................. $ 64,952,585  $ 61,731,288  $ 42,154,054  $ 44,661,111  $ 29,332,052
                                            ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A15

                                SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------
PROFUND VP PROFUND VP                                    PROFUND VP  PROFUND VP PROFUND
 CONSUMER   CONSUMER  PROFUND VP PROFUND VP  PROFUND VP   MID-CAP     MID-CAP   VP REAL
 SERVICES    GOODS    FINANCIALS HEALTH CARE INDUSTRIALS   GROWTH      VALUE    ESTATE
---------- ---------- ---------- ----------- ----------- ----------  ---------- --------
 $80,168    $125,434   $986,895   $864,436    $214,035    $578,577    $456,463  $706,567
 -------    --------   --------   --------    --------    --------    --------  --------
 $80,168    $125,434   $986,895   $864,436    $214,035    $578,577    $456,463  $706,567
 =======    ========   ========   ========    ========    ========    ========  ========

 $80,168    $125,434   $986,895   $864,436    $214,035    $578,577    $456,463  $706,567
 -------    --------   --------   --------    --------    --------    --------  --------
 $80,168    $125,434   $986,895   $864,436    $214,035    $578,577    $456,463  $706,567
 =======    ========   ========   ========    ========    ========    ========  ========

   7,362      11,873    151,835     87,079      23,563      52,417      46,242    83,091
 =======    ========   ========   ========    ========    ========    ========  ========

   2,504       3,627     49,818     29,901       5,813      16,913      17,550    16,367
 $ 32.01    $  34.58   $  19.81   $  28.91    $  36.82    $  34.21    $  26.01  $  43.17
 $69,887    $108,882   $878,210   $790,238    $175,162    $504,890    $374,018  $589,342

                                SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------
PROFUND VP PROFUND VP                                    PROFUND VP  PROFUND VP PROFUND
 CONSUMER   CONSUMER  PROFUND VP PROFUND VP  PROFUND VP   MID-CAP     MID-CAP   VP REAL
 SERVICES    GOODS    FINANCIALS HEALTH CARE INDUSTRIALS   GROWTH      VALUE    ESTATE
---------- ---------- ---------- ----------- ----------- ----------  ---------- --------
 $     0    $    527   $  2,783   $  1,480    $    315    $      0    $    858  $ 24,018
 -------    --------   --------   --------    --------    --------    --------  --------

   1,062       1,950     15,044     10,445       2,427       4,909       5,165    10,449
       0           0          0          0           0           0           0         0
 -------    --------   --------   --------    --------    --------    --------  --------

   1,062       1,950     15,044     10,445       2,427       4,909       5,165    10,449
 -------    --------   --------   --------    --------    --------    --------  --------

  (1,062)     (1,423)   (12,261)    (8,965)     (2,112)     (4,909)     (4,307)   13,569
 -------    --------   --------   --------    --------    --------    --------  --------

       0           0          0          0           0           0           0         0
   9,311      13,522     15,818     10,573       1,054      40,655      28,586    38,753
   7,996       5,787     48,398     14,586      33,328      52,722      26,698    58,867
 -------    --------   --------   --------    --------    --------    --------  --------

  17,307      19,309     64,216     25,159      34,382      93,377      55,284    97,620
 -------    --------   --------   --------    --------    --------    --------  --------

 $16,245    $ 17,886   $ 51,955   $ 16,194    $ 32,270    $ 88,468    $ 50,977  $111,189
 =======    ========   ========   ========    ========    ========    ========  ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A16

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                     SUBACCOUNTS
                                            -------------------------------------------------------------
                                            PROFUND VP PROFUND VP                               PROFUND VP
                                            SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
                                              GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
                                            ---------- ---------- ------------------ ---------- ----------
ASSETS
  Investment in the portfolios, at value...  $550,027   $258,505       $246,298       $295,251   $676,824
                                             --------   --------       --------       --------   --------
  Net Assets...............................  $550,027   $258,505       $246,298       $295,251   $676,824
                                             ========   ========       ========       ========   ========

NET ASSETS, representing:
  Accumulation units.......................  $550,027   $258,505       $246,298       $295,251   $676,824
                                             --------   --------       --------       --------   --------
                                             $550,027   $258,505       $246,298       $295,251   $676,824
                                             ========   ========       ========       ========   ========

  Units outstanding........................    50,538     25,324         25,387         36,030     70,690
                                             ========   ========       ========       ========   ========

  Portfolio shares held....................    19,171      9,469         32,579         10,411     20,168
  Portfolio net asset value per share......  $  28.69   $  27.30       $   7.56       $  28.36   $  33.56
  Investment in portfolio shares, at cost..  $476,803   $221,471       $224,427       $266,254   $553,463

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                     SUBACCOUNTS
                                            -------------------------------------------------------------
                                            PROFUND VP PROFUND VP                               PROFUND VP
                                            SMALL-CAP  SMALL-CAP      PROFUND VP     PROFUND VP LARGE-CAP
                                              GROWTH     VALUE    TELECOMMUNICATIONS UTILITIES    GROWTH
                                            ---------- ---------- ------------------ ---------- ----------
INVESTMENT INCOME
  Dividend income..........................  $      0   $    197       $  3,609       $  7,323   $    392
                                             --------   --------       --------       --------   --------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration.............     5,269      4,360          2,275          4,807     10,353
  Reimbursement for excess expenses........         0          0              0              0          0
                                             --------   --------       --------       --------   --------

NET EXPENSES...............................     5,269      4,360          2,275          4,807     10,353
                                             --------   --------       --------       --------   --------

NET INVESTMENT INCOME (LOSS)...............    (5,269)    (4,163)         1,334          2,516     (9,961)
                                             --------   --------       --------       --------   --------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received.....         0          0              0              0          0
  Realized gain (loss) on shares redeemed..    18,564     17,490          3,083          8,108     47,103
  Net change in unrealized gain (loss) on
   investments.............................    54,530     19,221         16,440         (2,710)    29,370
                                             --------   --------       --------       --------   --------

NET GAIN (LOSS) ON
   INVESTMENTS.............................    73,094     36,711         19,523          5,398     76,473
                                             --------   --------       --------       --------   --------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS..............................  $ 67,825   $ 32,548       $ 20,857       $  7,914   $ 66,512
                                             ========   ========       ========       ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A17

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
                AST          AST          CREDIT                                                     WELLS FARGO
             JENNISON     JENNISON     SUISSE TRUST                                                 ADVANTAGE VT
PROFUND VP   LARGE-CAP    LARGE-CAP    INTERNATIONAL       AST                                       CORE EQUITY
LARGE-CAP      VALUE       GROWTH     EQUITY FLEX III      BOND         AST BOND       AST BOND    PORTFOLIO SHARE
  VALUE      PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021     CLASS 1
----------  -----------  -----------  --------------- -------------- -------------- -------------- ---------------
 $732,764   $24,809,153  $16,038,561    $9,951,353     $17,133,185     $4,746,120    $24,882,869     $2,101,924
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------
 $732,764   $24,809,153  $16,038,561    $9,951,353     $17,133,185     $4,746,120    $24,882,869     $2,101,924
 ========   ===========  ===========    ==========     ===========     ==========    ===========     ==========

 $732,764   $24,809,153  $16,038,561    $9,951,353     $17,133,185     $4,746,120    $24,882,869     $2,101,924
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------
 $732,764   $24,809,153  $16,038,561    $9,951,353     $17,133,185     $4,746,120    $24,882,869     $2,101,924
 ========   ===========  ===========    ==========     ===========     ==========    ===========     ==========

   89,036     2,319,311    1,477,715       890,619       1,771,066        449,557      2,261,043        147,588
 ========   ===========  ===========    ==========     ===========     ==========    ===========     ==========

   30,142     2,074,344    1,325,501     1,514,666       1,711,607        433,040      2,219,703        106,051
 $  24.31   $     11.96  $     12.10    $     6.57     $     10.01     $    10.96    $     11.21     $    19.82
 $659,732   $22,672,243  $14,596,514    $8,797,765     $17,008,028     $4,772,303    $25,474,199     $1,708,598

                                             SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------------
                AST          AST          CREDIT                                                     WELLS FARGO
             JENNISON     JENNISON     SUISSE TRUST                                                 ADVANTAGE VT
PROFUND VP   LARGE-CAP    LARGE-CAP    INTERNATIONAL       AST                                       CORE EQUITY
LARGE-CAP      VALUE       GROWTH     EQUITY FLEX III      BOND         AST BOND       AST BOND    PORTFOLIO SHARE
  VALUE      PORTFOLIO    PORTFOLIO      PORTFOLIO    PORTFOLIO 2020 PORTFOLIO 2017 PORTFOLIO 2021     CLASS 1
----------  -----------  -----------  --------------- -------------- -------------- -------------- ---------------
 $  5,882   $     1,600  $         0    $    9,045     $         0     $        0    $         0     $        0
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------

   10,189       145,555       93,986       128,421         320,238        120,888        123,369         15,987
        0             0            0             0               0              0              0              0
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------

   10,189       145,555       93,986       128,421         320,238        120,888        123,369         15,987
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------

   (4,307)     (143,955)     (93,986)     (119,376)       (320,238)      (120,888)      (123,369)       (15,987)
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------

        0        14,850            0             0               0              0              0              0
   (6,405)      (99,339)     (23,619)       (2,119)      1,543,442        734,749       (394,532)        33,375
   56,279     2,127,994    1,436,671     1,054,177         155,536        (26,183)      (591,330)       393,326
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------


   49,874     2,043,505    1,413,052     1,052,058       1,698,978        708,566       (985,862)       426,701
 --------   -----------  -----------    ----------     -----------     ----------    -----------     ----------

 $ 45,567   $ 1,899,550  $ 1,319,066    $  932,682     $ 1,378,740     $  587,678    $(1,109,231)    $  410,714
 ========   ===========  ===========    ==========     ===========     ==========    ===========     ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A18

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF NET ASSETS
December 31, 2010

                                                                                     SUBACCOUNTS
                                                           ---------------------------------------------------------------
                                                                                              WELLS FARGO
                                                             WELLS FARGO      WELLS FARGO    ADVANTAGE VT     WELLS FARGO
                                                             ADVANTAGE VT    ADVANTAGE VT      SMALL CAP     ADVANTAGE VT
                                                            INTERNATIONAL    OMEGA GROWTH       GROWTH      SMALL CAP VALUE
                                                           EQUITY PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE PORTFOLIO SHARE
                                                            SHARE CLASS 1       CLASS 1         CLASS 1         CLASS 1
                                                           ---------------- --------------- --------------- ---------------
ASSETS
  Investment in the portfolios, at value..................     $984,425       $1,888,528       $803,895       $2,156,037
                                                               --------       ----------       --------       ----------
  Net Assets..............................................     $984,425       $1,888,528       $803,895       $2,156,037
                                                               ========       ==========       ========       ==========

NET ASSETS, representing:
  Accumulation units......................................     $984,425       $1,888,528       $803,895       $2,156,037
                                                               --------       ----------       --------       ----------
                                                               $984,425       $1,888,528       $803,895       $2,156,037
                                                               ========       ==========       ========       ==========

  Units outstanding.......................................       68,335          960,874         65,643          182,670
                                                               ========       ==========       ========       ==========

  Portfolio shares held...................................      171,204           77,845         99,739          238,500
  Portfolio net asset value per share.....................     $   5.75       $    24.26       $   8.06       $     9.04
  Investment in portfolio shares, at cost.................     $808,024       $1,495,751       $625,341       $1,758,758

STATEMENT OF OPERATIONS
For the period ended December 31, 2010
                                                                                     SUBACCOUNTS
                                                           ---------------------------------------------------------------
                                                                                              WELLS FARGO
                                                             WELLS FARGO      WELLS FARGO    ADVANTAGE VT     WELLS FARGO
                                                             ADVANTAGE VT    ADVANTAGE VT      SMALL CAP     ADVANTAGE VT
                                                            INTERNATIONAL    OMEGA GROWTH       GROWTH      SMALL CAP VALUE
                                                           EQUITY PORTFOLIO PORTFOLIO SHARE PORTFOLIO SHARE PORTFOLIO SHARE
                                                            SHARE CLASS 1       CLASS 1         CLASS 1         CLASS 1
                                                           ---------------- --------------- --------------- ---------------
INVESTMENT INCOME
  Dividend income.........................................     $      0       $        0       $      0       $        0
                                                               --------       ----------       --------       ----------

EXPENSES
  Charges to contract owners for assuming mortality risk
   and expense risk and for administration................        7,731           13,737          5,898           16,134
  Reimbursement for excess expenses.......................            0                0              0                0
                                                               --------       ----------       --------       ----------

NET EXPENSES..............................................        7,731           13,737          5,898           16,134
                                                               --------       ----------       --------       ----------

NET INVESTMENT INCOME (LOSS)..............................       (7,731)         (13,737)        (5,898)         (16,134)
                                                               --------       ----------       --------       ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS
  Capital gains distributions received....................            0                0              0                0
  Realized gain (loss) on shares redeemed.................       18,392           33,466         12,918           32,270
  Net change in unrealized gain (loss) on investments.....      176,401          392,777        178,554          397,279
                                                               --------       ----------       --------       ----------

NET GAIN (LOSS) ON INVESTMENTS............................      194,793          426,243        191,472          429,549
                                                               --------       ----------       --------       ----------

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS..............................     $187,062       $  412,506       $185,574       $  413,415
                                                               ========       ==========       ========       ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A19

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A20

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                        SUBACCOUNTS
                                   ------------------------------------------------------------------------------------
                                      PRUDENTIAL MONEY MARKET    PRUDENTIAL DIVERSIFIED BOND      PRUDENTIAL EQUITY
                                             PORTFOLIO                    PORTFOLIO                   PORTFOLIO
                                   ----------------------------  --------------------------  --------------------------
                                     01/01/2010     01/01/2009    01/01/2010    01/01/2009    01/01/2010    01/01/2009
                                         TO             TO            TO            TO            TO            TO
                                     12/31/2010     12/31/2009    12/31/2010    12/31/2009    12/31/2010    12/31/2009
                                   -------------  -------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss).... $  (3,626,799) $  (3,296,482) $  7,016,896  $  7,782,420  $ (1,462,493) $    325,319
  Capital gains distributions
   received.......................             0              0     3,233,084     4,179,394             0             0
  Realized gain (loss) on shares
   redeemed.......................             0              0     1,772,489    (2,429,643)   (5,687,945)  (15,477,320)
  Net change in unrealized gain
   (loss) on investments..........             0              0     9,664,813    31,129,989    28,662,419    79,857,679
                                   -------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    (3,626,799)    (3,296,482)   21,687,282    40,662,160    21,511,981    64,705,678
                                   -------------  -------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....     1,524,976      1,154,753       610,713       893,528       560,814       723,548
  Annuity Payments................    (1,073,400)      (765,797)   (1,192,494)     (530,882)     (630,780)     (271,020)
  Surrenders, withdrawals and
   death benefits.................   (68,717,394)   (83,913,147)  (32,080,001)  (29,219,905)  (24,417,857)  (21,125,927)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    86,086,981    (66,536,452)    6,211,706      (898,334)   (3,216,029)   (4,792,817)
  Withdrawal and other
   charges........................      (328,972)      (437,243)      (93,953)     (115,634)     (263,070)     (276,801)
                                   -------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................    17,492,191   (150,497,886)  (26,544,029)  (29,871,227)  (27,966,922)  (25,743,017)
                                   -------------  -------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................    13,865,392   (153,794,368)   (4,856,747)   10,790,933    (6,454,941)   38,962,661

NET ASSETS
  Beginning of period.............   228,214,253    382,008,621   247,133,283   236,342,350   236,025,257   197,062,596
                                   -------------  -------------  ------------  ------------  ------------  ------------
  End of period................... $ 242,079,645  $ 228,214,253  $242,276,536  $247,133,283  $229,570,316  $236,025,257
                                   =============  =============  ============  ============  ============  ============

  Beginning units.................   193,139,396    322,559,721   127,375,981   144,785,736   137,058,192   155,513,734
                                   -------------  -------------  ------------  ------------  ------------  ------------
  Units issued....................   148,653,668     85,392,900     9,656,151     9,857,314     4,063,477     6,326,131
  Units redeemed..................  (143,313,014)  (214,813,225)  (22,506,376)  (27,267,069)  (20,269,100)  (24,781,673)
                                   -------------  -------------  ------------  ------------  ------------  ------------
  Ending units....................   198,480,050    193,139,396   114,525,756   127,375,981   120,852,569   137,058,192
                                   =============  =============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A21

                                          SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------------
PRUDENTIAL FLEXIBLE MANAGED   PRUDENTIAL CONSERVATIVE       PRUDENTIAL VALUE       PRUDENTIAL HIGH YIELD BOND
        PORTFOLIO               BALANCED PORTFOLIO              PORTFOLIO                   PORTFOLIO
--------------------------   ------------------------  --------------------------  --------------------------
 01/01/2010     01/01/2009    01/01/2010   01/01/2009   01/01/2010    01/01/2009    01/01/2010    01/01/2009
     TO             TO            TO           TO           TO            TO            TO            TO
 12/31/2010     12/31/2009    12/31/2010   12/31/2009   12/31/2010    12/31/2009    12/31/2010    12/31/2009
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
$   126,167    $   307,626   $   240,236  $   538,500  $ (1,548,142) $  1,232,180  $ 16,830,622  $ 11,099,168

          0              0             0            0             0             0             0             0
   (383,680)      (968,457)      (45,666)    (764,156)  (11,709,663)  (23,569,768)   (2,641,496)   (7,928,130)

  1,727,915      3,076,220     2,011,209    4,009,129    43,577,190    90,076,873    14,660,194    41,235,067
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------



  1,470,402      2,415,389     2,205,779    3,783,473    30,319,385    67,739,285    28,849,320    44,406,105
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

     11,613         16,717        21,136       90,479     1,145,675       826,125       686,363       866,046
    (74,240)       (42,654)     (155,156)    (213,016)     (539,596)     (347,544)     (544,645)     (297,295)
 (1,755,335)    (1,926,006)   (3,382,561)  (3,354,835)  (35,253,515)  (21,534,116)  (31,930,585)  (14,479,744)
   (229,117)      (285,045)      100,429      (90,582)  129,236,877    (5,739,157)   (2,725,985)  124,344,612
          0              0             0            0      (476,274)     (267,392)     (389,674)     (109,230)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

 (2,047,079)    (2,236,988)   (3,416,152)  (3,567,954)   94,113,167   (27,062,084)  (34,904,526)  110,324,389
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------

   (576,677)       178,401    (1,210,373)     215,519   124,432,552    40,677,201    (6,055,206)  154,730,494

 15,398,879     15,220,478    23,701,004   23,485,485   228,865,508   188,188,307   250,477,308    95,746,814
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
$14,822,202    $15,398,879   $22,490,631  $23,701,004  $353,298,060  $228,865,508  $244,422,102  $250,477,308
===========    ===========   ===========  ===========  ============  ============  ============  ============

  9,161,800     10,712,762    14,097,671   16,534,184   112,546,024   129,517,161    77,866,851    74,439,344
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
    128,300        186,309       343,867      539,322   100,381,450     6,873,182     5,570,847    18,875,864
 (1,308,214)    (1,737,271)   (2,301,764)  (2,975,835)  (32,699,861)  (23,844,319)  (15,529,282)  (15,448,357)
-----------    -----------   -----------  -----------  ------------  ------------  ------------  ------------
  7,981,886      9,161,800    12,139,774   14,097,671   180,227,613   112,546,024    67,908,416    77,866,851
===========    ===========   ===========  ===========  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A22

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                     SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                   PRUDENTIAL NATURAL RESOURCES   PRUDENTIAL STOCK INDEX        PRUDENTIAL GLOBAL
                                           PORTFOLIO                     PORTFOLIO                  PORTFOLIO
                                   ---------------------------  --------------------------  -------------------------
                                    01/01/2010     01/01/2009    01/01/2010    01/01/2009    01/01/2010   01/01/2009
                                        TO             TO            TO            TO            TO           TO
                                    12/31/2010     12/31/2009    12/31/2010    12/31/2009    12/31/2010   12/31/2009
                                    -----------   -----------   ------------  ------------  -----------  ------------
OPERATIONS
  Net investment income (loss).... $  (131,834)   $   (75,411)  $    865,953  $  3,816,189  $    66,788  $    950,702
  Capital gains distributions
   received.......................           0      1,333,710              0             0            0             0
  Realized gain (loss) on shares
   redeemed.......................     204,884       (337,409)    (5,446,059)  (16,521,469)  (1,417,953)   (4,367,886)
  Net change in unrealized gain
   (loss) on investments..........   3,237,458      5,228,313     41,566,663    75,879,736    8,822,233    20,666,081
                                    -----------   -----------   ------------  ------------  -----------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   3,310,508      6,149,203     36,986,557    63,174,456    7,471,068    17,248,897
                                    -----------   -----------   ------------  ------------  -----------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....      27,396         23,439        862,386     1,039,099      206,666       199,463
  Annuity Payments................     (17,958)       (16,594)    (1,092,397)     (446,286)    (104,541)      (31,856)
  Surrenders, withdrawals and
   death benefits.................  (1,437,909)    (1,091,689)   (31,849,813)  (26,018,089)  (7,338,127)   (6,036,929)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    (208,575)       217,564     (5,313,807)   (6,994,321)    (651,682)   (1,298,220)
  Withdrawal and other
   charges........................           0              0       (513,272)     (532,424)    (108,269)     (114,285)
                                    -----------   -----------   ------------  ------------  -----------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  (1,637,046)      (867,280)   (37,906,903)  (32,952,021)  (7,995,953)   (7,281,827)
                                    -----------   -----------   ------------  ------------  -----------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................   1,673,462      5,281,923       (920,346)   30,222,435     (524,885)    9,967,070

NET ASSETS
  Beginning of period.............  14,026,643      8,744,720    319,014,256   288,791,821   74,998,288    65,031,218
                                    -----------   -----------   ------------  ------------  -----------  ------------
  End of period................... $15,700,105    $14,026,643   $318,093,910  $319,014,256  $74,473,403  $ 74,998,288
                                    ===========   ===========   ============  ============  ===========  ============

  Beginning units.................   1,900,099      2,068,953    224,226,235   252,566,352   51,130,955    57,721,857
                                    -----------   -----------   ------------  ------------  -----------  ------------
  Units issued....................      81,577        145,390     11,355,101    16,290,307    2,443,544     4,037,771
  Units redeemed..................    (296,649)      (314,244)   (38,247,337)  (44,630,424)  (8,065,824)  (10,628,673)
                                    -----------   -----------   ------------  ------------  -----------  ------------
  Ending units....................   1,685,027      1,900,099    197,333,999   224,226,235   45,508,675    51,130,955
                                    ===========   ===========   ============  ============  ===========  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A23

                                         SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------------
    PRUDENTIAL JENNISON           PRUDENTIAL SMALL           T. ROWE PRICE INTERNATIONAL T. ROWE PRICE EQUITY INCOME
         PORTFOLIO            CAPITALIZATION STOCK PORTFOLIO      STOCK PORTFOLIO                PORTFOLIO
--------------------------    -----------------------------  --------------------------  --------------------------
 01/01/2010      01/01/2009    01/01/2010      01/01/2009     01/01/2010    01/01/2009    01/01/2010    01/01/2009
     TO              TO            TO              TO             TO            TO            TO            TO
 12/31/2010      12/31/2009    12/31/2010      12/31/2009     12/31/2010    12/31/2009    12/31/2010    12/31/2009
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
$ (2,998,345)   $ (2,055,498) $  (320,933)    $   230,158    $  (115,480)  $   280,960   $   351,179   $   384,505

           0               0            0       4,955,881         77,453             0             0             0
  (2,066,766)    (13,814,081)    (741,434)     (3,378,170)      (188,612)   (1,059,513)     (713,331)   (2,974,004)
  33,352,576     107,421,173   13,407,491       8,779,202      3,252,169     9,417,103     9,170,854    16,532,240
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
  28,287,465      91,551,594   12,345,124      10,587,071      3,025,530     8,638,550     8,808,702    13,942,741
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
     664,947         860,118      172,141          97,220         46,308        55,713        63,749        53,040
    (604,216)       (417,093)     (64,360)        (73,063)       (53,895)      (70,678)     (161,648)     (217,716)
 (32,555,833)    (26,607,561)  (5,961,500)     (5,251,528)    (2,314,677)   (1,998,503)   (7,382,966)   (5,979,447)
  11,187,034      (8,537,598)     396,932      (1,853,208)       800,661       768,026       321,278    (1,244,956)
    (372,227)       (373,582)     (21,077)        (23,356)        (9,637)      (10,293)      (30,257)      (36,446)
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
 (21,680,295)    (35,075,716)  (5,477,864)     (7,103,935)    (1,531,240)   (1,255,735)   (7,189,844)   (7,425,525)
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
   6,607,170      56,475,878    6,867,260       3,483,136      1,494,290     7,382,815     1,618,858     6,517,216

 302,738,044     246,262,166   55,160,519      51,677,383     25,610,098    18,227,283    71,894,447    65,377,231
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
$309,345,214    $302,738,044  $62,027,779     $55,160,519    $27,104,388   $25,610,098   $73,513,305   $71,894,447
============    ============   ===========     ===========   ===========   ===========   ===========   ===========

 193,983,301     223,475,591   24,532,895      28,369,065     19,690,211    21,047,492    38,561,067    43,430,575
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
  22,702,037       8,321,752    1,835,739       1,750,091      2,512,209     2,714,047     2,193,477     1,985,129
 (34,217,726)    (37,814,042)  (4,135,005)     (5,586,261)    (3,733,663)   (4,071,328)   (5,999,999)   (6,854,637)
------------    ------------   -----------     -----------   -----------   -----------   -----------   -----------
 182,467,612     193,983,301   22,233,629      24,532,895     18,468,757    19,690,211    34,754,545    38,561,067
============    ============   ===========     ===========   ===========   ===========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A24

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                      SUBACCOUNTS
                                   -----------------------------------------------------------------------------------
                                    PREMIER VIT OPCAP MANAGED  PREMIER VIT NACM SMALL CAP
                                        PORTFOLIO CLASS 1          PORTFOLIO CLASS 1      INVESCO V.I. CORE EQUITY FUND
                                   --------------------------  -------------------------  ----------------------------
                                    01/01/2010    01/01/2009    01/01/2010    01/01/2009   01/01/2010     01/01/2009
                                        TO            TO            TO            TO           TO             TO
                                    4/30/2010**   12/31/2009    4/30/2010**   12/31/2009   12/31/2010     12/31/2009
                                   ------------  ------------  ------------  -----------  ------------   ------------
OPERATIONS
  Net investment income (loss).... $  2,432,259  $    784,362  $   (103,507) $  (372,431) $   (436,505)  $    412,685
  Capital gains distributions
   received.......................            0             0             0            0             0              0
  Realized gain (loss) on shares
   redeemed.......................  (24,685,529)   (6,650,026)  (17,238,851)  (3,901,982)      465,914     (2,129,640)
  Net change in unrealized gain
   (loss) on investments..........   27,116,664    20,434,006    22,031,965    7,864,106     7,470,681     24,477,678
                                   ------------  ------------  ------------  -----------  ------------   ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    4,863,394    14,568,342     4,689,607    3,589,693     7,500,090     22,760,723
                                   ------------  ------------  ------------  -----------  ------------   ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....       42,249       241,158        40,715       27,815       130,467        213,085
  Annuity Payments................     (215,423)     (225,352)       (7,980)     (32,068)     (263,157)      (440,068)
  Surrenders, withdrawals and
   death benefits.................   (3,476,400)   (8,714,451)   (1,206,899)  (2,769,546)  (10,734,700)    (9,378,728)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (80,976,130)   (2,104,376)  (34,445,392)    (219,646)   (1,940,096)    (1,960,259)
  Withdrawal and other
   charges........................      (15,920)      (54,738)       (4,724)     (16,469)      (54,251)       (67,082)
                                   ------------  ------------  ------------  -----------  ------------   ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  (84,641,624)  (10,857,759)  (35,624,280)  (3,009,914)  (12,861,737)   (11,633,052)
                                   ------------  ------------  ------------  -----------  ------------   ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  (79,778,230)    3,710,583   (30,934,673)     579,779    (5,361,647)    11,127,671

NET ASSETS
  Beginning of period.............   79,778,230    76,067,647    30,934,673   30,354,894   106,157,593     95,029,922
                                   ------------  ------------  ------------  -----------  ------------   ------------
  End of period................... $          0  $ 79,778,230  $          0  $30,934,673  $100,795,946   $106,157,593
                                   ============  ============  ============  ===========  ============   ============

  Beginning units.................   54,212,990    62,795,104    18,642,191   20,849,116    64,231,154     72,675,351
                                   ------------  ------------  ------------  -----------  ------------   ------------
  Units issued....................      484,288     1,117,822       194,529    1,080,793     1,483,566      1,736,552
  Units redeemed..................  (54,697,278)   (9,699,936)  (18,836,720)  (3,287,718)   (9,257,503)   (10,180,749)
                                   ------------  ------------  ------------  -----------  ------------   ------------
  Ending units....................            0    54,212,990             0   18,642,191    56,457,217     64,231,154
                                   ============  ============  ============  ===========  ============   ============

** Date subaccount was no longer available for investment


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A25

                                         SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
JANUS ASPEN JANUS PORTFOLIO  JANUS ASPEN OVERSEAS PORTFOLIO MFS RESEARCH SERIES - INITIAL MFS GROWTH SERIES - INITIAL
 - INSTITUTIONAL SHARES        - INSTITUTIONAL SHARES                 CLASS                         CLASS
--------------------------   -----------------------------  ----------------------------  --------------------------
 01/01/2010     01/01/2009    01/01/2010      01/01/2009     01/01/2010     01/01/2009     01/01/2010    01/01/2009
     TO             TO            TO              TO             TO             TO             TO            TO
 12/31/2010     12/31/2009    12/31/2010      12/31/2009     12/31/2010     12/31/2009     12/31/2010    12/31/2009
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------
$  (188,662)   $  (490,899)  $ (1,107,192)   $ (1,072,268)  $   (84,140)   $    16,252    $  (716,552)  $  (556,252)
          0              0              0       3,653,798             0              0              0             0
 (1,582,081)    (4,201,912)     9,834,799       2,818,974       (17,579)      (680,854)      (450,836)   (2,404,719)
  9,340,871     21,884,642     24,341,809      66,139,758     2,554,619      5,118,395      8,389,481    19,036,297
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------

  7,570,128     17,191,831     33,069,416      71,540,262     2,452,900      4,453,793      7,222,093    16,075,326
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------

    127,969        140,179        248,170         122,715        32,401         54,657        138,742        76,077
   (102,429)      (162,513)      (327,997)       (267,476)      (89,622)       (67,397)      (178,215)      (47,939)
 (6,473,567)    (6,279,099)   (15,813,044)    (11,478,104)   (2,316,135)    (1,896,246)    (5,977,638)   (4,882,645)
   (489,299)    (1,276,868)    (5,002,136)     (4,955,382)     (167,368)      (378,783)      (865,273)   (1,271,762)
    (38,459)       (44,485)       (63,073)        (70,004)       (9,736)       (11,713)       (33,089)      (38,615)
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------

 (6,975,785)    (7,622,786)   (20,958,080)    (16,648,251)   (2,550,460)    (2,299,482)    (6,915,473)   (6,164,884)
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------

    594,343      9,569,045     12,111,336      54,892,011       (97,560)     2,154,311        306,620     9,910,442

 64,092,507     54,523,462    154,549,283      99,657,272    19,464,195     17,309,884     59,015,977    49,105,535
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------
$64,686,850    $64,092,507   $166,660,619    $154,549,283   $19,366,635    $19,464,195    $59,322,597   $59,015,977
===========    ===========    ============   ============    ===========    ===========   ===========   ===========

 45,285,739     51,811,776     42,555,453      48,523,083    13,510,884     15,464,104     40,131,884    45,316,173
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------
  1,574,553      1,535,089      2,293,196       2,337,734       527,254        446,520      1,232,928     1,148,747
 (6,414,891)    (8,061,126)    (7,721,745)     (8,305,364)   (2,268,032)    (2,399,740)    (5,893,770)   (6,333,036)
-----------    -----------    ------------   ------------    -----------    -----------   -----------   -----------
 40,445,401     45,285,739     37,126,904      42,555,453    11,770,106     13,510,884     35,471,042    40,131,884
===========    ===========    ============   ============    ===========    ===========   ===========   ===========


  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A26

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                    SUBACCOUNTS
                                   ----------------------------------------------------------------------------
                                   AMERICAN CENTURY VP VALUE  FRANKLIN SMALL-MID CAP   PRUDENTIAL JENNISON 20/20
                                             FUND             GROWTH SECURITIES FUND        FOCUS PORTFOLIO
                                   ------------------------  ------------------------  ------------------------
                                    01/01/2010   01/01/2009   01/01/2010   01/01/2009   01/01/2010   01/01/2009
                                        TO           TO           TO           TO           TO           TO
                                    12/31/2010   12/31/2009   12/31/2010   12/31/2009   12/31/2010   12/31/2009
                                   -----------  -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).... $   208,981  $ 1,063,840  $  (377,184) $  (307,835) $  (754,303) $  (431,719)
  Capital gains distributions
   received.......................           0            0            0            0            0            0
  Realized gain (loss) on shares
   redeemed.......................    (773,562)  (1,974,904)    (686,301)  (1,744,860)     953,018     (973,228)
  Net change in unrealized gain
   (loss) on investments..........   3,462,698    4,921,880    7,421,490    9,860,645    2,827,922   22,674,280
                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   2,898,117    4,010,816    6,358,005    7,807,950    3,026,637   21,269,333
                                   -----------  -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....      31,333       23,076       35,733       33,382      142,358      120,813
  Annuity Payments................     (17,148)      (9,703)     (23,700)     (12,746)     (99,303)    (110,136)
  Surrenders, withdrawals and
   death benefits.................  (2,598,485)  (2,340,459)  (2,518,407)  (1,866,440)  (5,218,514)  (4,438,992)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     281,032     (861,623)     455,927      382,390     (438,527)   1,580,893
  Withdrawal and other
   charges........................     (10,772)     (13,268)     (13,373)     (14,775)     (23,175)     (26,188)
                                   -----------  -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  (2,314,040)  (3,201,977)  (2,063,820)  (1,478,189)  (5,637,161)  (2,873,610)
                                   -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................     584,077      808,839    4,294,185    6,329,761   (2,610,524)  18,395,723

NET ASSETS
  Beginning of period.............  26,634,926   25,826,087   26,268,384   19,938,623   58,835,346   40,439,623
                                   -----------  -----------  -----------  -----------  -----------  -----------
  End of period................... $27,219,003  $26,634,926  $30,562,569  $26,268,384  $56,224,822  $58,835,346
                                   ===========  ===========  ===========  ===========  ===========  ===========

  Beginning units.................  15,043,347   17,239,718   17,917,739   19,231,726   35,691,676   38,183,159
                                   -----------  -----------  -----------  -----------  -----------  -----------
  Units issued....................   1,050,171      937,989    1,413,513    1,388,162    3,696,040    5,119,004
  Units redeemed..................  (2,351,687)  (3,134,360)  (2,765,639)  (2,702,149)  (7,310,037)  (7,610,487)
                                   -----------  -----------  -----------  -----------  -----------  -----------
  Ending units....................  13,741,831   15,043,347   16,565,613   17,917,739   32,077,679   35,691,676
                                   ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A27

                                          SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
                            ALLIANCEBERNSTEIN VPS LARGE      PRUDENTIAL SP DAVIS        PRUDENTIAL SP SMALL CAP
  DAVIS VALUE PORTFOLIO     CAP GROWTH PORTFOLIO CLASS B       VALUE PORTFOLIO              VALUE PORTFOLIO
------------------------    ---------------------------  ---------------------------  --------------------------
 01/01/2010     01/01/2009   01/01/2010     01/01/2009    01/01/2010     01/01/2009    01/01/2010    01/01/2009
     TO             TO           TO             TO            TO             TO            TO            TO
 12/31/2010     12/31/2009   12/31/2010     12/31/2009    4/30/2010**    12/31/2009    12/31/2010    12/31/2009
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------
$   (29,219)   $  (153,496) $   (57,055)   $   (65,226)  $    (718,351) $    (23,670) $ (1,128,368) $    (76,398)
          0              0            0              0               0             0             0             0
     67,153     (1,170,553)     (25,033)      (219,633)     (5,665,796)   (6,591,405)   (3,205,966)   (8,865,197)
  3,406,130      9,144,463      436,723      1,697,645      12,737,654    37,568,554    30,289,967    35,769,961
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------

  3,444,064      7,820,414      354,635      1,412,786       6,353,507    30,953,479    25,955,633    26,828,366
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------
     76,633         25,735        1,080          1,887         118,556       430,932       355,982       292,490
    (52,769)        14,534      (13,020)             0          (9,944)      (42,737)     (150,015)      (69,902)
 (3,059,678)    (3,052,094)    (540,866)      (447,257)     (5,186,369)  (10,972,530)  (13,076,606)   (9,335,487)
   (534,574)      (334,199)    (159,683)       316,923    (135,790,662)   (1,355,049)   (4,715,019)   (1,621,403)
    (12,532)       (14,438)      (2,025)        (2,364)       (121,244)     (350,628)     (353,864)     (336,029)
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------
 (3,582,920)    (3,360,462)    (714,514)      (130,811)   (140,989,663)  (12,290,012)  (17,939,522)  (11,070,331)
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------
   (138,856)     4,459,952     (359,879)     1,281,975    (134,636,156)   18,663,467     8,016,111    15,758,035

 34,217,778     29,757,826    5,555,405      4,273,430     134,636,156   115,972,689   119,016,711   103,258,676
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------
$34,078,922    $34,217,778  $ 5,195,526    $ 5,555,405   $           0  $134,636,156  $127,032,822  $119,016,711
===========    ===========   ===========   ===========   =============  ============  ============  ============

 34,701,087     39,031,611    9,659,067     10,045,059     113,739,300   126,902,093    84,746,667    94,789,632
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------
  2,449,155      2,872,116      984,974      1,520,117       1,234,828     8,543,256     6,052,711     6,564,758
 (6,067,451)    (7,202,640)  (2,303,427)    (1,906,109)   (114,974,128)  (21,706,049)  (17,907,168)  (16,607,723)
-----------    -----------   -----------   -----------   -------------  ------------  ------------  ------------
 31,082,791     34,701,087    8,340,614      9,659,067               0   113,739,300    72,892,210    84,746,667
===========    ===========   ===========   ===========   =============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A28

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                     SUBACCOUNTS
                                   -------------------------------------------------------------------------------
                                                               PRUDENTIAL SP STRATEGIC
                                       JANUS ASPEN JANUS       PARTNERS FOCUSED GROWTH      PRUDENTIAL SP MID CAP
                                   PORTFOLIO - SERVICE SHARES         PORTFOLIO               GROWTH PORTFOLIO
                                   ------------------------   -------------------------  --------------------------
                                    01/01/2010    01/01/2009   01/01/2010    01/01/2009   01/01/2010    01/01/2009
                                        TO            TO           TO            TO           TO            TO
                                    12/31/2010    12/31/2009   4/30/2010**   12/31/2009   4/30/2010**   12/31/2009
                                   -----------   -----------  ------------  -----------  ------------  ------------
OPERATIONS
  Net investment income (loss).... $  (179,663)  $  (164,334) $    (97,506) $  (270,852) $   (292,221) $   (778,880)
  Capital gains distributions
   received.......................           0             0             0            0             0             0
  Realized gain (loss) on shares
   redeemed.......................     291,174      (426,213)      144,710     (894,299)  (11,759,656)   (4,958,957)
  Net change in unrealized gain
   (loss) on investments..........   1,498,035     4,466,497      (203,620)   7,124,581    17,461,556    18,337,965
                                   -----------   -----------  ------------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   1,609,546     3,875,950      (156,416)   5,959,430     5,409,679    12,600,128
                                   -----------   -----------  ------------  -----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....      90,180        50,010        10,893       51,423        49,113       127,704
  Annuity Payments................     (36,101)            0        (1,363)     (14,927)            0        41,142
  Surrenders, withdrawals and
   death benefits.................  (1,578,033)   (1,081,386)     (813,423)  (2,118,329)   (1,972,708)   (4,198,766)
  Net transfers between other
   subaccounts or fixed rate
   option.........................  (1,040,860)     (389,886)  (18,382,086)     115,990   (57,841,523)     (983,815)
  Withdrawal and other
   charges........................     (44,777)      (45,767)      (20,624)     (53,880)      (66,633)     (172,943)
                                   -----------   -----------  ------------  -----------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  (2,609,591)   (1,467,029)  (19,206,603)  (2,019,723)  (59,831,751)   (5,186,678)
                                   -----------   -----------  ------------  -----------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  (1,000,045)    2,408,921   (19,363,019)   3,939,707   (54,422,072)    7,413,450

NET ASSETS
  Beginning of period.............  14,998,395    12,589,474    19,363,019   15,423,312    54,422,072    47,008,622
                                   -----------   -----------  ------------  -----------  ------------  ------------
  End of period................... $13,998,350   $14,998,395  $          0  $19,363,019  $          0  $ 54,422,072
                                   ===========   ===========  ============  ===========  ============  ============

  Beginning units.................  16,117,072    18,115,495    18,223,614   20,787,394    60,578,090    68,431,460
                                   -----------   -----------  ------------  -----------  ------------  ------------
  Units issued....................     536,501     1,059,835       803,257    2,052,668     1,140,270     3,990,375
  Units redeemed..................  (3,330,799)   (3,058,258)  (19,026,871)  (4,616,448)  (61,718,360)  (11,843,745)
                                   -----------   -----------  ------------  -----------  ------------  ------------
  Ending units....................  13,322,774    16,117,072             0   18,223,614             0    60,578,090
                                   ===========   ===========  ============  ===========  ============  ============

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A29

                                          SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------
SP PRUDENTIAL U.S. EMERGING   PRUDENTIAL SP GROWTH ASSET  PRUDENTIAL SP INTERNATIONAL PRUDENTIAL SP INTERNATIONAL
     GROWTH PORTFOLIO            ALLOCATION PORTFOLIO          GROWTH PORTFOLIO            VALUE PORTFOLIO
--------------------------    --------------------------  -------------------------   --------------------------
 01/01/2010      01/01/2009    01/01/2010    01/01/2009    01/01/2010    01/01/2009    01/01/2010    01/01/2009
     TO              TO            TO            TO            TO            TO            TO            TO
 12/31/2010      12/31/2009    12/31/2010    12/31/2009    12/31/2010    12/31/2009    12/31/2010    12/31/2009
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
$ (1,549,390)   $   (709,142) $    654,508  $  2,035,093  $   (41,871)  $    309,839  $   297,776   $   784,076
           0               0             0     8,283,746            0              0            0             0
    (366,282)     (5,177,204)  (10,522,930)  (29,398,895)  (4,150,829)    (7,313,367)  (3,527,991)   (6,346,971)
  22,851,773      33,886,081    78,394,403   143,661,978   10,456,066     22,578,323    7,700,471    19,371,976
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
  20,936,101      27,999,735    68,525,981   124,581,922    6,263,366     15,574,795    4,470,256    13,809,081
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
     420,022         225,684     3,352,764     2,356,047      178,434        171,522      175,580       213,969
    (205,346)        (52,870)     (434,480)      (87,429)      (4,259)        (3,338)     (48,914)      (29,997)
 (14,341,659)     (7,384,949)  (52,962,282)  (42,662,483)  (5,596,598)    (3,992,552)  (6,388,274)   (5,196,650)
  52,581,810      (1,959,607)  (17,529,368)  (21,870,847)  (1,824,976)      (929,379)  (1,374,888)     (762,527)
    (385,059)       (273,990)   (1,753,876)   (1,811,132)    (150,016)      (151,597)    (164,731)     (167,952)
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
  38,069,768      (9,445,732)  (69,327,242)  (64,075,844)  (7,397,415)    (4,905,344)  (7,801,227)   (5,943,157)
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
  59,005,869      18,554,003      (801,261)   60,506,078   (1,134,049)    10,669,451   (3,330,971)    7,865,924

  96,283,423      77,729,420   636,634,347   576,128,269   59,612,280     48,942,829   57,944,039    50,078,115
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
$155,289,292    $ 96,283,423  $635,833,086  $636,634,347  $58,478,231   $ 59,612,280  $54,613,068   $57,944,039
============    ============  ============  ============  ===========   ============  ===========   ===========

  63,067,839      71,243,044   358,633,447   410,508,785   48,242,481     54,357,708   41,016,095    46,483,565
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
  38,261,180       4,776,064     6,810,756     7,564,671    3,331,195      5,395,055    2,675,236     4,352,352
 (16,727,148)    (12,951,269)  (51,172,147)  (59,440,009)  (9,670,092)   (11,510,282)  (8,516,036)   (9,819,822)
------------    ------------  ------------  ------------  -----------   ------------  -----------   -----------
  84,601,871      63,067,839   314,272,056   358,633,447   41,903,584     48,242,481   35,175,295    41,016,095
============    ============  ============  ============  ===========   ============  ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A30

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                SUBACCOUNTS
                                   -----------------------------------------------------------------------
                                   EVERGREEN VA DIVERSIFIED  EVERGREEN VA GROWTH      EVERGREEN VA OMEGA
                                    CAPITAL BUILDER FUND             FUND                    FUND
                                   -----------------------  ---------------------  -----------------------
                                   01/01/2010   01/01/2009  01/01/2010  01/01/2009 01/01/2010   01/01/2009
                                       TO           TO          TO          TO         TO           TO
                                   4/30/2010**  12/31/2009  7/16/2010** 12/31/2009 7/16/2010**  12/31/2009
                                   -----------  ----------  ----------- ---------- -----------  ----------
OPERATIONS
  Net investment income (loss)....  $  10,143   $   9,915    $  (7,377) $ (12,557) $    (1,046) $   (4,125)
  Capital gains distributions
   received.......................          0           0            0          0            0           0
  Realized gain (loss) on shares
   redeemed.......................    (65,504)    (30,482)     (54,415)   (50,090)     440,633      19,173
  Net change in unrealized gain
   (loss) on investments..........     89,034     267,993       49,712    300,366     (556,160)    581,985
                                    ---------   ---------    ---------  ---------  -----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................     33,673     247,426      (12,080)   237,719     (116,573)    597,033
                                    ---------   ---------    ---------  ---------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....      3,010         840        1,256        449          283           0
  Annuity Payments................          0        (787)           0          0            0           0
  Surrenders, withdrawals and
   death benefits.................    (34,620)    (58,350)     (44,324)  (108,172)    (145,417)   (186,671)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (860,392)     29,498     (732,299)   (50,327)  (1,720,477)   (103,544)
  Withdrawal and other
   charges........................       (430)     (2,255)        (986)    (1,593)      (3,858)     (6,255)
                                    ---------   ---------    ---------  ---------  -----------  ----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   (892,432)    (31,054)    (776,353)  (159,643)  (1,869,469)   (296,470)
                                    ---------   ---------    ---------  ---------  -----------  ----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................   (858,759)    216,372     (788,433)    78,076   (1,986,042)    300,563

NET ASSETS
  Beginning of period.............    858,759     642,387      788,433    710,357    1,986,042   1,685,479
                                    ---------   ---------    ---------  ---------  -----------  ----------
  End of period...................  $       0   $ 858,759    $       0  $ 788,433  $         0  $1,986,042
                                    =========   =========    =========  =========  ===========  ==========

  Beginning units.................    847,000     873,923      527,166    653,130    1,190,207   1,435,894
                                    ---------   ---------    ---------  ---------  -----------  ----------
  Units issued....................     24,341      88,903        7,222     17,196        9,855      28,250
  Units redeemed..................   (871,341)   (115,826)    (534,388)  (143,160)  (1,200,062)   (273,937)
                                    ---------   ---------    ---------  ---------  -----------  ----------
  Ending units....................          0     847,000            0    527,166            0   1,190,207
                                    =========   =========    =========  =========  ===========  ==========

** Date subaccount was no longer available for investment

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A31


                                      SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
EVERGREEN VA SPECIAL VALUES EVERGREEN VA INTERNATIONAL EVERGREEN VA FUNDAMENTAL AST ALLIANCEBERNSTEIN GROWTH
          FUND                    EQUITY FUND               LARGE CAP FUND         & INCOME PORTFOLIO
--------------------------  -------------------------  -----------------------  ---------------------------
01/01/2010     01/01/2009   01/01/2010    01/01/2009   01/01/2010   01/01/2009   01/01/2010     01/01/2009
    TO             TO           TO            TO           TO           TO           TO             TO
7/16/2010**    12/31/2009   7/16/2010**   12/31/2009   7/16/2010**  12/31/2009   12/31/2010     12/31/2009
-----------    ----------   -----------   ----------   -----------  ----------   -----------   -----------
$   (16,881)   $  (20,951)  $       340   $   16,875   $    (7,270) $  (11,353) $  (118,559)   $   199,186

          0             0        34,976            0             0           0            0              0
   (519,142)     (112,985)     (320,570)    (100,050)        7,508    (129,988)    (596,158)    (1,059,164)
    480,089       652,274       238,035      197,236      (126,583)    730,945    5,785,081      3,509,591
 -----------   ----------   -----------   ----------   -----------  ----------   -----------   -----------

    (55,934)      518,338       (47,219)     114,061      (126,345)    589,604    5,070,364      2,649,613
 -----------   ----------   -----------   ----------   -----------  ----------   -----------   -----------

         57           862           801            0           807           0   30,143,475      7,982,622
          0             0             0            0             0           0            0           (790)
    (80,734)     (141,588)     (105,773)     (60,690)     (116,517)   (157,611)    (851,876)      (462,180)

 (2,206,451)       (9,602)     (960,831)     (52,289)   (1,855,466)   (621,678)   4,798,177      2,698,258

     (4,053)       (6,734)       (1,147)      (2,252)       (1,911)     (3,733)    (179,663)       (22,995)
 -----------   ----------   -----------   ----------   -----------  ----------   -----------   -----------

 (2,291,181)     (157,062)   (1,066,950)    (115,231)   (1,973,087)   (783,022)  33,910,113     10,194,915
 -----------   ----------   -----------   ----------   -----------  ----------   -----------   -----------

 (2,347,115)      361,276    (1,114,169)      (1,170)   (2,099,432)   (193,418)  38,980,477     12,844,528

  2,347,115     1,985,839     1,114,169    1,115,339     2,099,432   2,292,850   21,591,028      8,746,500
 -----------   ----------   -----------   ----------   -----------  ----------   -----------   -----------
$         0    $2,347,115   $         0   $1,114,169   $         0  $2,099,432  $60,571,505    $21,591,028
 ===========   ==========   ===========   ==========   ===========  ==========   ===========   ===========

  1,564,711     1,686,963        88,963      101,559       168,646     245,567    2,659,507      1,267,865
 -----------   ----------   -----------   ----------   -----------  ----------   -----------   -----------
     11,450        75,822         1,437        3,773         6,586       3,357    4,957,220      1,966,303
 (1,576,161)     (198,074)      (90,400)     (16,369)     (175,232)    (80,278)  (1,463,239)      (574,661)
 -----------   ----------   -----------   ----------   -----------  ----------   -----------   -----------
          0     1,564,711             0       88,963             0     168,646    6,153,488      2,659,507
 ===========   ==========   ===========   ==========   ===========  ==========   ===========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A32

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                      SUBACCOUNTS
-                                  --------------------------------------------------------------------------------
                                     AST AMERICAN CENTURY      AST SCHRODERS MULTI-ASSET      AST COHEN & STEERS
                                   INCOME & GROWTH PORTFOLIO  WORLD STRATEGIES PORTFOLIO       REALTY PORTFOLIO
-                                  ------------------------  ----------------------------  ------------------------
                                    01/01/2010   01/01/2009    01/01/2010     01/01/2009    01/01/2010   01/01/2009
                                        TO           TO            TO             TO            TO           TO
                                    12/31/2010   12/31/2009    12/31/2010     12/31/2009    12/31/2010   12/31/2009
-                                  -----------  -----------  --------------  ------------  -----------  -----------
OPERATIONS
  Net investment income (loss).... $  (134,681) $    60,859  $   (6,096,495) $   (523,163) $  (118,739) $   121,704
  Capital gains distributions
   received.......................           0            0               0             0            0            0
  Realized gain (loss) on shares
   redeemed.......................     (32,679)    (563,296)      1,123,369    (1,431,857)  (1,730,120)  (4,325,378)
  Net change in unrealized gain
   (loss) on investments..........   4,135,949    2,346,781      82,400,245    19,784,150    9,187,784    7,723,109
                                   -----------  -----------  --------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   3,968,589    1,844,344      77,427,119    17,829,130    7,338,925    3,519,435
                                   -----------  -----------  --------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  23,231,353    5,529,740     764,641,185   138,857,239   29,669,042    3,245,404
  Annuity Payments................     (15,026)           0               0             0       (4,849)           0
  Surrenders, withdrawals and
   death benefits.................    (756,220)    (499,266)     (6,538,700)   (1,226,694)  (1,204,542)    (932,043)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   5,908,505      981,296     113,483,224    37,878,436   10,059,196    1,222,951
  Withdrawal and other
   charges........................    (127,746)     (23,441)     (3,795,343)     (143,939)    (155,585)     (27,514)
                                   -----------  -----------  --------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  28,240,866    5,988,329     867,790,366   175,365,042   38,363,262    3,508,798
                                   -----------  -----------  --------------  ------------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  32,209,455    7,832,673     945,217,485   193,194,172   45,702,187    7,028,233

NET ASSETS
  Beginning of period.............  14,155,049    6,322,376     217,746,721    24,552,549   17,283,159   10,254,926
                                   -----------  -----------  --------------  ------------  -----------  -----------
  End of period................... $46,364,504  $14,155,049  $1,162,964,206  $217,746,721  $62,985,346  $17,283,159
                                   ===========  ===========  ==============  ============  ===========  ===========

  Beginning units.................   1,691,133      873,129      22,056,563     3,113,982    1,873,063    1,379,876
                                   -----------  -----------  --------------  ------------  -----------  -----------
  Units issued....................   3,962,290    1,252,068     102,644,784    21,462,317    4,955,772    1,020,729
  Units redeemed..................  (1,106,449)    (434,064)    (17,151,568)   (2,519,736)  (1,415,349)    (527,542)
                                   -----------  -----------  --------------  ------------  -----------  -----------
  Ending units....................   4,546,974    1,691,133     107,549,779    22,056,563    5,413,486    1,873,063
                                   ===========  ===========  ==============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A33

                                        SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------
  AST JPMORGAN STRATEGIC                                  AST NEUBERGER BERMAN
  OPPORTUNITIES PORTFOLIO        AST VALUE PORTFOLIO    SMALL-CAP GROWTH PORTFOLIO AST HIGH YIELD PORTFOLIO
--------------------------    ------------------------  -------------------------  ------------------------
 01/01/2010      01/01/2009    01/01/2010   01/01/2009   01/01/2010   01/01/2009    01/01/2010   01/01/2009
     TO              TO            TO           TO           TO           TO            TO           TO
 12/31/2010      12/31/2009    12/31/2010   12/31/2009   12/31/2010   12/31/2009    12/31/2010   12/31/2009
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------
$ (5,004,664)   $ (1,669,352) $   (40,357) $   (73,697) $  (206,624)  $  (81,231)  $   756,195  $   293,909
           0      13,032,422            0            0            0            0             0            0
   2,465,389      (6,023,272)  (1,031,220)  (1,189,013)     141,055     (256,073)      598,082     (309,158)
  29,522,333      32,137,808    2,970,299    2,787,328    3,462,462    1,548,813     2,566,798    3,706,053
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------

  26,983,058      37,477,606    1,898,722    1,524,618    3,396,893    1,211,509     3,921,075    3,690,804
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------

 278,743,825     105,039,048    7,432,184    1,864,925   13,100,972    2,328,164    39,410,195    6,132,054
           0               0            0            0            0            0        (3,842)        (776)
  (8,950,096)     (4,185,396)    (768,188)    (368,270)    (355,752)    (219,809)   (1,576,859)    (830,329)


  32,231,222      31,562,549      236,174    1,298,295    1,806,431      749,454     8,483,197    4,487,744
  (2,217,075)       (541,583)     (68,640)     (18,663)     (66,915)     (10,763)     (183,313)     (27,306)
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------

 299,807,876     131,874,618    6,831,530    2,776,287   14,484,736    2,847,046    46,129,378    9,761,387
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------

 326,790,934     169,352,224    8,730,252    4,300,905   17,881,629    4,058,555    50,050,453   13,452,191

 282,556,428     113,204,204   12,662,139    8,361,234    7,372,664    3,314,109    19,506,527    6,054,336
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------
$609,347,362    $282,556,428  $21,392,391  $12,662,139  $25,254,293   $7,372,664   $69,556,980  $19,506,527
============    ============  ===========  ===========  ===========   ==========   ===========  ===========

  26,845,430      12,706,973    1,482,708    1,121,066      914,600      486,560     1,857,604      769,468
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------
  38,783,189      23,240,796    1,685,223      608,298    2,216,343      652,349     6,675,943    1,622,916
  (9,456,129)     (9,102,339)    (979,127)    (246,656)    (735,268)    (224,309)   (2,290,687)    (534,780)
------------    ------------  -----------  -----------  -----------   ----------   -----------  -----------
  56,172,490      26,845,430    2,188,804    1,482,708    2,395,675      914,600     6,242,860    1,857,604
============    ============  ===========  ===========  ===========   ==========   ===========  ===========



  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A34

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                   SUBACCOUNTS
-                                  -------------------------------------------------------------------------------
                                   AST FEDERATED AGGRESSIVE     AST MID-CAP VALUE
                                       GROWTH PORTFOLIO             PORTFOLIO         AST SMALL-CAP VALUE PORTFOLIO
-                                  ------------------------  -----------------------  ----------------------------
                                    01/01/2010   01/01/2009   01/01/2010  01/01/2009   01/01/2010     01/01/2009
                                        TO           TO           TO          TO           TO             TO
                                    12/31/2010   12/31/2009   12/31/2010  12/31/2009   12/31/2010     12/31/2009
-                                  -----------  -----------  -----------  ----------   -----------    -----------
OPERATIONS
  Net investment income (loss).... $  (317,239) $  (116,662) $  (180,871) $    7,898  $  (323,545)   $     5,370
  Capital gains distributions
   received.......................           0            0            0           0            0              0
  Realized gain (loss) on shares
   redeemed.......................      39,936     (796,952)     256,047    (331,736)    (183,616)    (1,227,695)
  Net change in unrealized gain
   (loss) on investments..........   6,640,238    3,426,759    3,738,145   2,307,766    6,894,486      4,497,774
                                   -----------  -----------  -----------  ----------   -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   6,362,935    2,513,145    3,813,321   1,983,928    6,387,325      3,275,449
                                   -----------  -----------  -----------  ----------   -----------    -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  16,975,746    3,212,390   15,455,686   2,617,144   14,903,922      2,639,046
  Annuity Payments................      (3,646)           0            0           0            0              0
  Surrenders, withdrawals and
   death benefits.................    (694,464)    (299,167)    (458,999)   (231,828)  (1,070,190)      (667,194)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   5,498,653    2,309,562    3,687,327     569,199    4,049,797      1,248,356
  Withdrawal and other
   charges........................    (103,918)     (19,100)     (79,643)    (14,108)    (110,463)       (34,478)
                                   -----------  -----------  -----------  ----------   -----------    -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  21,672,371    5,203,685   18,604,371   2,940,407   17,773,066      3,185,730
                                   -----------  -----------  -----------  ----------   -----------    -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  28,035,306    7,716,830   22,417,692   4,924,335   24,160,391      6,461,179

NET ASSETS
  Beginning of period.............  12,796,715    5,079,885    8,483,780   3,559,445   17,742,257     11,281,078
                                   -----------  -----------  -----------  ----------   -----------    -----------
  End of period................... $40,832,021  $12,796,715  $30,901,472  $8,483,780  $41,902,648    $17,742,257
                                   ===========  ===========  ===========  ==========   ===========    ===========

  Beginning units.................   1,490,014      740,521      919,017     519,110    1,917,300      1,506,188
                                   -----------  -----------  -----------  ----------   -----------    -----------
  Units issued....................   3,275,238    1,144,795    2,451,782     614,548    3,070,549        819,741
  Units redeemed..................  (1,262,378)    (395,302)    (658,308)   (214,641)  (1,326,686)      (408,629)
                                   -----------  -----------  -----------  ----------   -----------    -----------
  Ending units....................   3,502,874    1,490,014    2,712,491     919,017    3,661,163      1,917,300
                                   ===========  ===========  ===========  ==========   ===========    ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A35


                                        SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
    AST GOLDMAN SACHS         AST GOLDMAN SACHS MID-CAP    AST LARGE-CAP VALUE     AST LORD ABBETT BOND -
CONCENTRATED GROWTH PORTFOLIO     GROWTH PORTFOLIO              PORTFOLIO            DEBENTURE PORTFOLIO
----------------------------  ------------------------  ------------------------  ------------------------
 01/01/2010     01/01/2009     01/01/2010   01/01/2009   01/01/2010   01/01/2009   01/01/2010   01/01/2009
     TO             TO             TO           TO           TO           TO           TO           TO
 12/31/2010     12/31/2009     12/31/2010   12/31/2009   12/31/2010   12/31/2009   12/31/2010   12/31/2009
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------
$  (639,108)   $  (295,543)   $  (806,279) $  (253,874) $  (386,410) $   623,980  $ 1,224,819  $   907,283
          0              0              0            0            0            0            0            0
  1,552,953       (385,185)     1,491,196     (827,366)  (3,494,439)  (5,879,009)     329,933     (542,964)
  3,696,339      7,612,917      9,438,906    7,970,288   11,241,128   13,876,414    2,045,135    3,991,028
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------

  4,610,184      6,932,189     10,123,823    6,889,048    7,360,279    8,621,385    3,599,887    4,355,347
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------

 27,623,878     10,373,843     46,971,408   10,466,481   14,412,984    3,107,933   23,322,629    4,744,238
     (3,116)             0              0         (847)     (14,542)     (33,544)      (3,318)        (779)
 (1,217,823)      (895,962)    (1,200,568)    (554,979)  (5,642,751)  (4,568,310)  (2,894,558)  (1,022,049)

     59,235      7,784,783      2,205,923    7,071,659      871,150    1,123,063    5,089,903    3,733,952

   (233,662)       (34,218)      (278,411)     (30,184)    (206,520)    (141,707)    (132,158)     (28,685)
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------

 26,228,512     17,228,446     47,698,352   16,952,130    9,420,321     (512,565)  25,382,498    7,426,677
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------

 30,838,696     24,160,635     57,822,175   23,841,178   16,780,600    8,108,820   28,982,385   11,782,024

 32,211,147      8,050,512     30,758,662    6,917,484   56,990,393   48,881,573   21,732,748    9,950,724
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------
$63,049,843    $32,211,147    $88,580,837  $30,758,662  $73,770,993  $56,990,393  $50,715,133  $21,732,748
 ===========    ===========   ===========  ===========  ===========  ===========  ===========  ===========

  3,085,083      1,115,251      2,817,570      953,416    7,330,647    7,349,270    1,958,401    1,182,593
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------
  5,221,149      2,807,763      7,075,748    2,529,395    2,772,012    1,477,978    3,847,437    1,320,622
 (2,579,429)      (837,931)    (2,493,456)    (665,241)  (1,892,208)  (1,496,601)  (1,426,633)    (544,814)
 -----------    -----------   -----------  -----------  -----------  -----------  -----------  -----------
  5,726,803      3,085,083      7,399,862    2,817,570    8,210,451    7,330,647    4,379,205    1,958,401
 ===========    ===========   ===========  ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A36

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                   SUBACCOUNTS
                                   ---------------------------------------------------------------------------
                                      AST MARSICO CAPITAL                               AST NEUBERGER BERMAN
                                       GROWTH PORTFOLIO      AST MFS GROWTH PORTFOLIO MID-CAP GROWTH PORTFOLIO
                                   ------------------------  -----------------------  ------------------------
                                    01/01/2010   01/01/2009   01/01/2010  01/01/2009   01/01/2010   01/01/2009
                                        TO           TO           TO          TO           TO           TO
                                    12/31/2010   12/31/2009   12/31/2010  12/31/2009   12/31/2010   12/31/2009
                                   -----------  -----------  -----------  ----------  -----------  -----------
OPERATIONS
  Net investment income (loss).... $  (663,419) $  (308,278) $  (218,408) $  (98,482) $  (530,649) $  (245,380)
  Capital gains distributions
   received.......................           0            0            0           0            0            0
  Realized gain (loss) on shares
   redeemed.......................    (863,107)  (3,678,168)      51,437    (393,955)     571,644   (1,050,575)
  Net change in unrealized gain
   (loss) on investments..........  14,435,435   13,846,756    2,479,275   2,016,645    9,292,173    5,333,063
                                   -----------  -----------  -----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................  12,908,909    9,860,310    2,312,304   1,524,208    9,333,168    4,037,108
                                   -----------  -----------  -----------  ----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  36,349,073    8,347,666   11,455,971   2,529,664   27,278,317    5,442,502
  Annuity Payments................      (8,960)           0            0           0      (14,838)           0
  Surrenders, withdrawals and
   death benefits.................  (3,975,655)  (1,966,971)    (468,820)   (337,545)    (993,539)    (717,075)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   4,184,659      766,153    5,049,503     320,691    8,387,721      727,810
  Withdrawal and other
   charges........................    (262,992)     (91,884)     (81,643)    (21,266)    (154,789)     (27,163)
                                   -----------  -----------  -----------  ----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  36,286,125    7,054,964   15,955,011   2,491,544   34,502,872    5,426,074
                                   -----------  -----------  -----------  ----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  49,195,034   16,915,274   18,267,315   4,015,752   43,836,040    9,463,182

NET ASSETS
  Beginning of period.............  50,094,330   33,179,056    9,337,722   5,321,970   20,645,460   11,182,278
                                   -----------  -----------  -----------  ----------  -----------  -----------
  End of period................... $99,289,364  $50,094,330  $27,605,037  $9,337,722  $64,481,500  $20,645,460
                                   ===========  ===========  ===========  ==========  ===========  ===========

  Beginning units.................   5,648,986    4,707,895      986,236     674,179    2,096,148    1,397,540
                                   -----------  -----------  -----------  ----------  -----------  -----------
  Units issued....................   6,182,159    2,191,497    2,284,624     627,633    4,670,481    1,328,641
  Units redeemed..................  (2,602,828)  (1,250,406)    (667,484)   (315,576)  (1,431,535)    (630,033)
                                   -----------  -----------  -----------  ----------  -----------  -----------
  Ending units....................   9,228,317    5,648,986    2,603,376     986,236    5,335,094    2,096,148
                                   ===========  ===========  ===========  ==========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A37

                                        SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------------------
AST NEUBERGER BERMAN / LSV AST PIMCO LIMITED MATURITY AST ALLIANCEBERNSTEIN CORE    AST QMA US EQUITY
 MID-CAP VALUE PORTFOLIO         BOND PORTFOLIO            VALUE PORTFOLIO           ALPHA PORTFOLIO
------------------------   -------------------------  ------------------------   -----------------------
 01/01/2010    01/01/2009   01/01/2010    01/01/2009   01/01/2010    01/01/2009   01/01/2010  01/01/2009
     TO            TO           TO            TO           TO            TO           TO          TO
 12/31/2010    12/31/2009   12/31/2010    12/31/2009   12/31/2010    12/31/2009   12/31/2010  12/31/2009
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------
$  (264,614)  $    25,523  $    500,499  $ 1,533,722  $  (124,816)  $   161,519  $  (122,219) $    5,192
          0             0       100,551    3,011,018            0             0            0           0
   (640,332)   (1,984,190)     (284,311)    (518,873)    (513,232)     (772,314)    (177,948)   (483,171)
 10,590,682     7,227,921       881,807     (792,623)   4,388,991     2,813,720    2,182,015   1,638,663
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------

  9,685,736     5,269,254     1,198,546    3,233,244    3,750,943     2,202,925    1,881,848   1,160,684
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------
 36,110,174     7,207,173    49,213,544    9,473,891   21,984,660     7,175,712    8,410,772   1,935,574
          0             0       (34,271)           0            0             0            0        (406)
 (1,526,927)     (739,600)   (6,080,815)  (3,450,722)    (694,568)     (281,537)    (411,747)   (279,221)
  7,726,488     4,374,221    10,642,736    9,552,007    2,253,303     2,382,187    1,493,264       8,664

   (232,004)      (35,836)     (292,548)    (104,355)    (157,685)      (12,153)     (50,175)     (9,928)
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------

 42,077,731    10,805,958    53,448,646   15,470,821   23,385,710     9,264,209    9,442,114   1,654,683
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------
 51,763,467    16,075,212    54,647,192   18,704,065   27,136,653    11,467,134   11,323,962   2,815,367
 26,628,651    10,553,439    48,312,305   29,608,240   16,541,795     5,074,661    7,829,718   5,014,351
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------
$78,392,118   $26,628,651  $102,959,497  $48,312,305  $43,678,448   $16,541,795  $19,153,680  $7,829,718
===========   ===========  ============  ===========  ===========   ===========  ===========  ==========
  3,024,362     1,605,754     4,167,693    2,766,545    2,161,472       797,592      983,307     753,558
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------
  6,733,936     1,985,343     8,747,168    3,183,372    4,312,924     1,711,749    1,483,986     413,418
 (2,584,748)     (566,735)   (3,556,365)  (1,782,224)  (1,859,214)     (347,869)    (533,231)   (183,669)
-----------   -----------  ------------  -----------  -----------   -----------  -----------  ----------
  7,173,550     3,024,362     9,358,496    4,167,693    4,615,182     2,161,472    1,934,062     983,307
===========   ===========  ============  ===========  ===========   ===========  ===========  ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A38

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                       SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                        AST T. ROWE PRICE            AST T. ROWE PRICE                  AST
                                        NATURAL RESOURCES            ASSET ALLOCATION            MFS GLOBAL EQUITY
                                            PORTFOLIO                    PORTFOLIO                   PORTFOLIO
                                   --------------------------  ----------------------------  ------------------------
                                    01/01/2010    01/01/2009     01/01/2010     01/01/2009    01/01/2010   01/01/2009
                                        TO            TO             TO             TO            TO           TO
                                    12/31/2010    12/31/2009     12/31/2010     12/31/2009    12/31/2010   12/31/2009
                                   ------------  ------------  --------------  ------------  -----------  -----------
OPERATIONS
  Net investment income (loss).... $ (1,727,306) $   (168,678) $   (7,039,787) $    895,049  $  (426,241) $    18,947
  Capital gains distributions
   received.......................            0    22,856,380               0             0            0            0
  Realized gain (loss) on shares
   redeemed.......................   (8,068,734)   (8,723,462)      4,334,623    (7,544,986)    (637,063)  (1,184,440)
  Net change in unrealized gain
   (loss) on investments..........   43,192,200    15,215,813     106,443,753    59,528,891    6,859,834    4,295,589
                                   ------------  ------------  --------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   33,396,160    29,180,053     103,738,589    52,878,954    5,796,530    3,130,096
                                   ------------  ------------  --------------  ------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....   81,759,033    21,189,823     960,125,293   199,311,447   38,254,873    6,419,648
  Annuity Payments................     (117,544)       (1,255)         (6,658)            0       (3,431)      (1,559)
  Surrenders, withdrawals and
   death benefits.................   (7,510,721)   (4,741,091)    (12,801,562)   (4,855,789)    (918,731)    (565,199)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   19,049,551    15,433,940     113,675,040    39,403,098    6,157,444    1,552,914
  Withdrawal and other
   charges........................     (658,679)     (179,245)     (4,985,770)     (521,917)    (199,562)     (25,815)
                                   ------------  ------------  --------------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   92,521,640    31,702,172   1,056,006,343   233,336,839   43,290,593    7,379,989
                                   ------------  ------------  --------------  ------------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  125,917,800    60,882,225   1,159,744,932   286,215,793   49,087,123   10,510,085

NET ASSETS
  Beginning of period.............  111,199,910    50,317,685     421,914,364   135,698,571   18,280,763    7,770,678
                                   ------------  ------------  --------------  ------------  -----------  -----------
  End of period................... $237,117,710  $111,199,910  $1,581,659,296  $421,914,364  $67,367,886  $18,280,763
                                   ============  ============  ==============  ============  ===========  ===========

  Beginning units.................    9,564,384     6,046,079      42,023,411    16,314,150    1,712,519      923,613
                                   ------------  ------------  --------------  ------------  -----------  -----------
  Units issued....................   15,994,557     6,444,765     124,785,390    35,546,619    5,796,557    1,118,126
  Units redeemed..................   (6,739,198)   (2,926,460)    (20,682,864)   (9,837,358)  (1,494,441)    (329,220)
                                   ------------  ------------  --------------  ------------  -----------  -----------
  Ending units....................   18,819,743     9,564,384     146,125,937    42,023,411    6,014,635    1,712,519
                                   ============  ============  ==============  ============  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A39

                                            SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------
      AST JPMORGAN              AST T. ROWE PRICE           AST AGGRESSIVE              AST CAPITAL GROWTH
  INTERNATIONAL EQUITY             GLOBAL BOND             ASSET ALLOCATION              ASSET ALLOCATION
        PORTFOLIO                   PORTFOLIO                  PORTFOLIO                     PORTFOLIO
------------------------    ------------------------  --------------------------  ------------------------------
 01/01/2010     01/01/2009   01/01/2010   01/01/2009   01/01/2010    01/01/2009     01/01/2010      01/01/2009
     TO             TO           TO           TO           TO            TO             TO              TO
 12/31/2010     12/31/2009   12/31/2010   12/31/2009   12/31/2010    12/31/2009     12/31/2010      12/31/2009
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------
$  (345,855)   $   439,554  $   334,647  $ 1,265,585  $ (1,676,236) $   (325,063) $  (17,292,134) $   (1,039,495)
          0              0      194,654    1,107,246             0             0               0               0
 (1,080,192)    (1,117,493)    (513,846)    (884,190)     (695,081)   (5,471,782)     (3,821,726)    (47,459,359)
  6,733,835      6,965,836    1,488,631      367,683    19,494,071    17,888,178     280,116,164     299,679,539
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------

  5,307,788      6,287,897    1,504,086    1,856,324    17,122,754    12,091,333     259,002,304     251,180,685
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------
 45,271,111     13,167,012   37,742,204    6,137,060     6,538,798    13,709,198   1,134,507,274     479,555,861
          0              0       (4,616)           0       (28,721)            0         (48,067)              0
 (1,505,812)      (773,314)  (2,071,133)  (1,282,077)   (9,528,323)   (2,779,611)    (50,543,240)    (34,754,059)
  5,651,681      3,551,021    3,342,661      880,214    (3,610,461)   79,748,390      96,224,309     128,812,992
   (307,260)       (41,902)    (186,846)     (39,858)     (569,984)     (162,327)    (10,012,672)     (1,649,204)
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------
 49,109,720     15,902,817   38,822,270    5,695,339    (7,198,691)   90,515,650   1,170,127,604     571,965,590
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------
 54,417,508     22,190,714   40,326,356    7,551,663     9,924,063   102,606,983   1,429,129,908     823,146,275
 36,077,291     13,886,577   30,156,255   22,604,592   141,974,271    39,367,288   1,672,572,217     849,425,942
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------
$90,494,799    $36,077,291  $70,482,611  $30,156,255  $151,898,334  $141,974,271  $3,101,702,125  $1,672,572,217
===========    ===========  ===========  ===========  ============  ============  ==============  ==============
  3,787,595      1,881,333    2,630,885    2,190,381    16,368,619     5,851,992     182,178,728     113,271,269
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------
  7,949,201      2,536,582    5,756,173    1,323,791     3,206,431    12,598,931     197,056,548     101,146,800
 (2,894,853)      (630,320)  (1,972,202)    (883,287)   (4,024,335)   (2,082,304)    (81,646,693)    (32,239,341)
-----------    -----------  -----------  -----------  ------------  ------------  --------------  --------------
  8,841,943      3,787,595    6,414,856    2,630,885    15,550,715    16,368,619     297,588,583     182,178,728
===========    ===========  ===========  ===========  ============  ============  ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A40

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                             SUBACCOUNTS
                                   ---------------------------------------------------------------
                                       AST ACADEMIC STRATEGIES           AST BALANCED ASSET
                                     ASSET ALLOCATION PORTFOLIO         ALLOCATION PORTFOLIO
                                   ------------------------------  ------------------------------
                                     01/01/2010      01/01/2009      01/01/2010      01/01/2009
                                         TO              TO              TO              TO
                                     12/31/2010      12/31/2009      12/31/2010      12/31/2009
                                   --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income (loss).... $  (16,804,080) $    3,671,513  $  (22,594,249) $   (3,766,442)
  Capital gains distributions
   received.......................              0               0               0               0
  Realized gain (loss) on shares
   redeemed.......................     (3,273,089)    (39,693,720)     15,668,623     (20,073,317)
  Net change in unrealized gain
   (loss) on investments..........    207,238,250     226,755,262     276,659,761     172,696,242
                                   --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    187,161,081     190,733,055     269,734,135     148,856,483
                                   --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  1,012,386,393     272,717,765   1,158,246,684     494,415,497
  Policy loans....................        (50,158)              0      (1,191,070)       (185,155)
  Surrenders, withdrawals and
   death benefits.................    (53,522,398)    (39,682,965)   (130,696,229)    (34,600,114)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    125,342,254      85,895,807     118,993,299     887,828,151
  Withdrawal and other
   charges........................     (7,372,183)     (1,373,670)    (11,619,089)     (1,724,450)
                                   --------------  --------------  --------------  --------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  1,076,783,908     317,556,937   1,133,733,595   1,345,733,929
                                   --------------  --------------  --------------  --------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  1,263,944,989     508,289,992   1,403,467,730   1,494,590,412

NET ASSETS
  Beginning of period.............  1,275,037,465     766,747,473   1,919,182,048     424,591,636
                                   --------------  --------------  --------------  --------------
  End of period................... $2,538,982,454  $1,275,037,465  $3,322,649,778  $1,919,182,048
                                   ==============  ==============  ==============  ==============

  Beginning units.................    135,487,612      99,124,715     196,484,156      53,050,863
                                   --------------  --------------  --------------  --------------
  Units issued....................    145,578,743      62,333,639     166,493,716     171,494,621
  Units redeemed..................    (39,858,077)    (25,970,742)    (54,566,572)    (28,061,328)
                                   --------------  --------------  --------------  --------------
  Ending units....................    241,208,278     135,487,612     308,411,300     196,484,156
                                   ==============  ==============  ==============  ==============

                                   -------------------------------
                                       AST PRESERVATION ASSET
                                        ALLOCATION PORTFOLIO
                                   ------------------------------
                                     01/01/2010      01/01/2009
                                         TO              TO
                                     12/31/2010      12/31/2009
                                   --------------  --------------
OPERATIONS
  Net investment income (loss).... $   (7,125,182) $   (3,489,419)
  Capital gains distributions
   received.......................              0               0
  Realized gain (loss) on shares
   redeemed.......................     13,144,293      (4,546,767)
  Net change in unrealized gain
   (loss) on investments..........    137,638,945      93,579,397
                                   --------------  --------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    143,658,056      85,543,211
                                   --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....    889,173,216     318,391,998
  Policy loans....................     (1,012,294)       (300,990)
  Surrenders, withdrawals and
   death benefits.................    (99,177,670)    (22,997,753)
  Net transfers between other
   subaccounts or fixed rate
   option.........................     75,408,953     565,141,228
  Withdrawal and other
   charges........................     (7,020,160)     (1,227,480)
                                   --------------  --------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................    857,372,045     859,007,003
                                   --------------  --------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  1,001,030,101     944,550,214

NET ASSETS
  Beginning of period.............  1,210,537,367     265,987,153
                                   --------------  --------------
  End of period................... $2,211,567,468  $1,210,537,367
                                   ==============  ==============

  Beginning units.................    115,717,040      30,029,546
                                   --------------  --------------
  Units issued....................    116,132,851     103,436,692
  Units redeemed..................    (32,221,784)    (17,749,198)
                                   --------------  --------------
  Ending units....................    199,628,107     115,717,040
                                   ==============  ==============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A41

                                              SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------
  AST FIRST TRUST BALANCED         AST FIRST TRUST CAPITAL       AST ADVANCED STRATEGIES    AST T. ROWE PRICE LARGE-CAP
      TARGET PORTFOLIO          APPRECIATION TARGET PORTFOLIO           PORTFOLIO                GROWTH PORTFOLIO
----------------------------    ----------------------------  ----------------------------  -------------------------
  01/01/2010       01/01/2009     01/01/2010     01/01/2009     01/01/2010     01/01/2009    01/01/2010     01/01/2009
      TO               TO             TO             TO             TO             TO            TO             TO
  12/31/2010       12/31/2009     12/31/2010     12/31/2009     12/31/2010     12/31/2009    12/31/2010     12/31/2009
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
$   (1,964,543)   $  4,207,371  $   (6,629,686) $    957,534  $   (6,818,107) $  3,176,691  $ (1,532,065)  $  (744,503)
             0               0               0             0               0             0             0             0
     1,519,426      (8,338,688)        (54,691)  (12,665,440)      6,033,951   (11,360,043)    1,286,756    (2,467,374)
    82,435,956      48,931,709     154,800,544    67,414,221     112,222,331    82,214,755    17,175,619    21,950,448
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
    81,990,839      44,800,392     148,116,167    55,706,315     111,438,175    74,031,403    16,930,310    18,738,571
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
   558,240,620     123,982,689     693,837,514   173,599,962     801,621,593   162,122,131    66,740,548    15,340,010
             0               0        (199,015)            0         (94,085)            0       (10,141)      (19,117)
   (13,636,165)     (6,026,916)    (14,284,170)   (6,604,437)    (15,477,683)   (8,659,971)   (5,449,068)   (3,292,237)
    59,532,530      33,353,812      74,477,940   106,617,927     100,597,532    60,897,319     7,587,667     3,298,040
    (3,106,468)       (456,747)     (4,615,340)     (517,964)     (4,375,538)     (597,817)     (469,648)     (121,872)
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
   601,030,517     150,852,838     749,216,929   273,095,488     882,271,819   213,761,662    68,399,358    15,204,824
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
   683,021,356     195,653,230     897,333,096   328,801,803     993,709,994   287,793,065    85,329,668    33,943,395
   325,777,539     130,124,309     483,351,054   154,549,251     502,644,744   214,851,679    67,092,238    33,148,843
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
$1,008,798,895    $325,777,539  $1,380,684,150  $483,351,054  $1,496,354,738  $502,644,744  $152,421,906   $67,092,238
==============    ============  ==============  ============  ==============  ============  ============   ===========
    37,024,284      18,094,136      58,997,833    23,483,225      51,794,376    27,546,977     6,994,431     5,294,968
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
    73,705,639      27,575,968     110,728,897    47,167,193     108,936,661    36,264,915    10,988,988     3,120,365
   (14,879,196)     (8,645,820)    (38,345,578)  (11,652,585)    (23,368,579)  (12,017,516)   (4,206,845)   (1,420,902)
--------------    ------------  --------------  ------------  --------------  ------------  ------------   -----------
    95,850,727      37,024,284     131,381,152    58,997,833     137,362,458    51,794,376    13,776,574     6,994,431
==============    ============  ==============  ============  ==============  ============  ============   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A42

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                       SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                        AST MONEY MARKET         AST SMALL-CAP GROWTH       AST PIMCO TOTAL RETURN
                                            PORTFOLIO                  PORTFOLIO                BOND PORTFOLIO
                                   --------------------------  ------------------------  ----------------------------
                                    01/01/2010    01/01/2009    01/01/2010   01/01/2009    01/01/2010     01/01/2009
                                        TO            TO            TO           TO            TO             TO
                                    12/31/2010    12/31/2009    12/31/2010   12/31/2009    12/31/2010     12/31/2009
                                   ------------  ------------  -----------  -----------  --------------  ------------
OPERATIONS
  Net investment income (loss).... $ (1,555,369) $ (1,005,828) $  (589,824) $  (394,440) $     (638,399) $  1,060,648
  Capital gains distributions
   received.......................            0             0            0            0      12,039,158     4,631,469
  Realized gain (loss) on shares
   redeemed.......................            0             0      589,430   (1,543,358)      4,406,098          (491)
  Net change in unrealized gain
   (loss) on investments..........            0             0   14,065,972    9,270,810      17,632,983     2,722,702
                                   ------------  ------------  -----------  -----------  --------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   (1,555,369)   (1,005,828)  14,065,578    7,333,012      33,439,840     8,414,328
                                   ------------  ------------  -----------  -----------  --------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  128,089,748    63,464,501   20,868,909    2,845,558     609,450,840   105,389,287
  Annuity Payments................      (47,312)            0      (39,543)     (16,820)       (349,536)      (10,516)
  Surrenders, withdrawals and
   death benefits.................  (85,621,655)  (51,460,557)  (2,956,449)  (1,863,574)    (59,322,567)   (4,332,837)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   16,169,330    (6,956,056)   6,659,694      687,533     111,560,017   402,475,520
  Withdrawal and other
   charges........................     (428,047)     (143,827)    (173,977)     (85,478)     (3,501,713)     (214,295)
                                   ------------  ------------  -----------  -----------  --------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   58,162,064     4,904,061   24,358,634    1,567,219     657,837,041   503,307,159
                                   ------------  ------------  -----------  -----------  --------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................   56,606,695     3,898,233   38,424,212    8,900,231     691,276,881   511,721,487

NET ASSETS
  Beginning of period.............   71,974,368    68,076,135   31,797,404   22,897,173     540,683,826    28,962,339
                                   ------------  ------------  -----------  -----------  --------------  ------------
  End of period................... $128,581,063  $ 71,974,368  $70,221,616  $31,797,404  $1,231,960,707  $540,683,826
                                   ============  ============  ===========  ===========  ==============  ============

  Beginning units.................    6,855,677     6,400,730    3,575,253    3,393,864      51,426,484     2,742,684
                                   ------------  ------------  -----------  -----------  --------------  ------------
  Units issued....................   30,368,495    16,674,539    3,745,444      874,015      89,114,809    52,050,183
  Units redeemed..................  (24,461,552)  (16,219,592)  (1,571,704)    (692,626)    (27,275,516)   (3,366,383)
                                   ------------  ------------  -----------  -----------  --------------  ------------
  Ending units....................   12,762,620     6,855,677    5,748,993    3,575,253     113,265,777    51,426,484
                                   ============  ============  ===========  ===========  ==============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A43

                                          SUBACCOUNTS (CONTINUED)
----------------------------------------------------------------------------------------------------------
 AST INTERNATIONAL VALUE    AST INTERNATIONAL GROWTH   NVIT DEVELOPING MARKETS      AST INVESTMENT GRADE
        PORTFOLIO                   PORTFOLIO                   FUND                   BOND PORTFOLIO
------------------------    ------------------------  ------------------------  ----------------------------
 01/01/2010     01/01/2009   01/01/2010   01/01/2009   01/01/2010   01/01/2009    01/01/2010     01/01/2009
     TO             TO           TO           TO           TO           TO            TO             TO
 12/31/2010     12/31/2009   12/31/2010   12/31/2009   12/31/2010   12/31/2009    12/31/2010     12/31/2009
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------
$  (193,294)   $    39,886  $  (280,062) $      (820) $  (357,844) $   (71,184) $  21,076,036  $  (1,561,339)
          0              0            0            0            0            0     72,866,958      8,823,520
   (637,350)      (781,807)    (577,695)    (854,673)  (1,701,140)  (2,986,173)   (14,525,846)    76,179,883
  3,619,814      2,425,653    4,535,610    2,979,663    4,854,884   10,085,263    (31,643,393)   (28,441,627)
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------

  2,789,170      1,683,732    3,677,853    2,124,170    2,795,900    7,027,906     47,773,755     55,000,437
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------

 22,859,103      4,210,451   21,946,483    4,314,083      111,808      158,195              0              0
          0              0            0            0            0       (1,055)             0              0
   (335,723)      (120,471)    (399,400)    (142,785)  (2,009,133)  (1,074,980)   (10,642,172)   (12,084,454)
  2,172,881        632,279    3,606,957      890,283    3,227,953    4,798,573   (157,784,793)  (467,409,972)
   (118,912)       (13,654)    (118,330)     (14,231)     (56,146)     (44,504)    (3,462,835)    (4,578,337)
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------

 24,577,349      4,708,605   25,035,710    5,047,350    1,274,482    3,836,229   (171,889,800)  (484,072,763)
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------

 27,366,519      6,392,337   28,713,563    7,171,520    4,070,382   10,864,135   (124,116,045)  (429,072,326)

 11,672,550      5,280,213   11,795,093    4,623,573   21,453,461   10,589,326    277,671,180    706,743,506
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------
$39,039,069    $11,672,550  $40,508,656  $11,795,093  $25,523,843  $21,453,461  $ 153,555,135  $ 277,671,180
===========    ===========  ===========  ===========  ===========  ===========  =============  =============

  1,307,082        761,106    1,454,945      760,513    1,437,186    1,132,683     23,600,420     65,795,202
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------
  3,574,739        860,776    3,683,648    1,043,998      531,954      666,851    179,733,716     56,607,895
 (1,124,765)      (314,800)  (1,217,468)    (349,566)    (472,781)    (362,348)  (191,355,855)   (98,802,677)
-----------    -----------  -----------  -----------  -----------  -----------  -------------  -------------
  3,757,056      1,307,082    3,921,125    1,454,945    1,496,359    1,437,186     11,978,281     23,600,420
===========    ===========  ===========  ===========  ===========  ===========  =============  =============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A44

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                    SUBACCOUNTS
                                   -----------------------------------------------------------------------------
                                   AST WESTERN ASSET CORE PLUS
                                         BOND PORTFOLIO         AST BOND PORTFOLIO 2018   AST BOND PORTFOLIO 2019
                                   -------------------------   ------------------------  ------------------------
                                    01/01/2010     01/01/2009   01/01/2010   01/01/2009   01/01/2010   01/01/2009
                                        TO             TO           TO           TO           TO           TO
                                    12/31/2010     12/31/2009   12/31/2010   12/31/2009   12/31/2010   12/31/2009
                                   ------------   -----------  -----------  -----------  -----------  -----------
OPERATIONS
  Net investment income (loss).... $   (305,774)  $   382,167  $  (204,223) $  (439,431) $  (185,962) $  (289,584)
  Capital gains distributions
   received.......................      423,690       207,986      795,479      848,601      960,788       13,473
  Realized gain (loss) on shares
   redeemed.......................    1,159,754        44,689    1,608,555    1,105,204    1,079,520    1,324,553
  Net change in unrealized gain
   (loss) on investments..........    1,889,443     1,330,392      474,794   (3,420,800)     (51,345)  (2,702,730)
                                   ------------   -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    3,167,113     1,965,234    2,674,605   (1,906,426)   1,803,001   (1,654,288)
                                   ------------   -----------  -----------  -----------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  103,078,513    24,078,203            0            0           17            0
  Annuity Payments................            0             0            0            0            0            0
  Surrenders, withdrawals and
   death benefits.................   (1,638,950)     (443,542)  (1,048,001)  (1,596,094)    (856,879)  (1,130,101)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   18,921,335     8,353,722   (8,679,907)   3,199,859   (2,307,892)    (693,834)
  Withdrawal and other
   charges........................     (588,096)      (50,320)     (11,708)     (15,281)      (8,396)      (9,801)
                                   ------------   -----------  -----------  -----------  -----------  -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  119,772,802    31,938,063   (9,739,616)   1,588,484   (3,173,150)  (1,833,736)
                                   ------------   -----------  -----------  -----------  -----------  -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  122,939,915    33,903,297   (7,065,011)    (317,942)  (1,370,149)  (3,488,024)

NET ASSETS
  Beginning of period.............   38,961,617     5,058,320   24,288,525   24,606,467   16,101,762   19,589,786
                                   ------------   -----------  -----------  -----------  -----------  -----------
  End of period................... $161,901,532   $38,961,617  $17,223,514  $24,288,525  $14,731,613  $16,101,762
                                   ============   ===========  ===========  ===========  ===========  ===========

  Beginning units.................    3,800,958       543,173    2,189,161    2,045,743    1,467,447    1,618,833
                                   ------------   -----------  -----------  -----------  -----------  -----------
  Units issued....................   16,135,520     4,027,859    1,123,532    2,865,157    1,680,859    1,994,059
  Units redeemed..................   (4,637,922)     (770,074)  (1,889,629)  (2,721,739)  (1,919,407)  (2,145,445)
                                   ------------   -----------  -----------  -----------  -----------  -----------
  Ending units....................   15,298,556     3,800,958    1,423,064    2,189,161    1,228,899    1,467,447
                                   ============   ===========  ===========  ===========  ===========  ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A45

                                         SUBACCOUNTS (CONTINUED)
-----------------------------------------------------------------------------------------------------------
 AST GLOBAL REAL ESTATE     AST PARAMETRIC EMERGING   FRANKLIN TEMPLETON VIP FOUNDING    AST GOLDMAN SACHS
       PORTFOLIO            MARKETS EQUITY PORTFOLIO      FUNDS ALLOCATION FUND       SMALL-CAP VALUE PORTFOLIO
-----------------------    -------------------------  ------------------------------  -----------------------
 01/01/2010    01/01/2009   01/01/2010    01/01/2009    01/01/2010      01/01/2009     01/01/2010   01/01/2009
     TO            TO           TO            TO            TO              TO             TO           TO
 12/31/2010    12/31/2009   12/31/2010    12/31/2009    12/31/2010      12/31/2009     12/31/2010   12/31/2009
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------
$   (44,178)   $   (4,218) $   (860,193) $  (118,557) $   12,896,017   $  3,417,786   $  (364,648)  $  (22,883)
          0             0             0            0          83,847              0             0            0
    119,858        13,519       899,561      156,022       2,778,929     (1,494,478)      602,897        3,325
  2,021,554       291,910    14,238,068    3,296,415      55,525,137     25,128,373     8,694,476    1,275,445
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------

  2,097,234       301,211    14,277,436    3,333,880      71,283,930     27,051,681     8,932,725    1,255,887
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------

 15,407,127     1,802,547    83,237,916   14,828,396     779,140,362    151,796,952    46,248,187    6,090,949
          0             0             0            0               0              0             0            0
    (71,221)       (5,482)     (492,394)     (73,140)     (5,973,947)      (689,987)     (275,085)     (29,741)
  3,127,754       649,483    22,678,991    7,008,459      96,307,002     28,605,859     7,807,178    1,950,520
    (65,514)       (1,037)     (448,922)      (9,167)     (4,028,615)      (210,157)     (187,783)      (3,951)
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------

 18,398,146     2,445,511   104,975,591   21,754,548     865,444,802    179,502,667    53,592,497    8,007,777
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------

 20,495,380     2,746,722   119,253,027   25,088,428     936,728,732    206,554,348    62,525,222    9,263,664

  2,910,785       164,063    25,628,837      540,409     228,761,538     22,207,190     9,808,587      544,923
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------
$23,406,165    $2,910,785  $144,881,864  $25,628,837  $1,165,490,270   $228,761,538   $72,333,809   $9,808,587
===========    ==========  ============  ===========  ==============   ============   ===========   ==========

    354,543        26,829     2,786,558       96,949      26,708,781      3,342,483     1,010,377       71,315
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------
  2,348,512       385,716    13,559,592    3,152,621     112,313,681     28,078,385     6,793,399    1,122,161
   (583,479)      (58,002)   (3,706,409)    (463,012)    (24,591,400)    (4,712,087)   (1,594,397)    (183,099)
-----------    ----------  ------------  -----------  --------------   ------------   -----------   ----------
  2,119,576       354,543    12,639,741    2,786,558     114,431,062     26,708,781     6,209,379    1,010,377
===========    ==========  ============  ===========  ==============   ============   ===========   ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A46

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                                       SUBACCOUNTS
                                   ----------------------------------------------------------------------------------
                                         AST CLS GROWTH             AST CLS MODERATE           AST HORIZON GROWTH
                                        ASSET ALLOCATION            ASSET ALLOCATION            ASSET ALLOCATION
                                            PORTFOLIO                   PORTFOLIO                   PORTFOLIO
                                   --------------------------  --------------------------  --------------------------
                                    01/01/2010    01/01/2009    01/01/2010    01/01/2009    01/01/2010    01/01/2009
                                        TO            TO            TO            TO            TO            TO
                                    12/31/2010    12/31/2009    12/31/2010    12/31/2009    12/31/2010    12/31/2009
                                   ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income (loss).... $ (5,258,729) $   (792,198) $ (5,399,400) $ (1,195,156) $ (3,698,970) $   (611,616)
  Capital gains distributions
   received.......................            0             0             0             0             0             0
  Realized gain (loss) on shares
   redeemed.......................    3,236,488      (223,072)    2,133,841      (507,294)    2,302,123      (136,090)
  Net change in unrealized gain
   (loss) on investments..........   66,974,826    17,531,492    64,996,847    21,088,025    43,550,901    11,888,083
                                   ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................   64,952,585    16,516,222    61,731,288    19,385,575    42,154,054    11,140,377
                                   ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....  537,509,494   116,017,168   582,027,669   147,179,516   365,914,756    88,409,220
  Annuity Payments................            0             0             0             0             0             0
  Surrenders, withdrawals and
   death benefits.................   (3,042,076)     (391,324)   (5,437,364)     (661,544)   (2,351,092)     (246,124)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   56,802,522    18,634,140    76,008,067    18,234,624    41,288,601    11,509,716
  Withdrawal and other
   charges........................   (2,755,163)     (120,668)   (3,251,925)     (201,376)   (1,948,906)      (68,953)
                                   ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................  588,514,777   134,139,316   649,346,447   164,551,220   402,903,359    99,603,859
                                   ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................  653,467,362   150,655,538   711,077,735   183,936,795   445,057,413   110,744,236

NET ASSETS
  Beginning of period.............  162,372,591    11,717,053   206,514,752    22,577,957   118,947,427     8,203,191
                                   ------------  ------------  ------------  ------------  ------------  ------------
  End of period................... $815,839,953  $162,372,591  $917,592,487  $206,514,752  $564,004,840  $118,947,427
                                   ============  ============  ============  ============  ============  ============

  Beginning units.................   19,248,102     1,749,729    22,971,095     3,072,666    13,284,062     1,149,266
                                   ------------  ------------  ------------  ------------  ------------  ------------
  Units issued....................   77,608,107    20,717,918    73,507,465    23,611,676    51,146,449    14,043,254
  Units redeemed..................  (18,825,288)   (3,219,545)   (8,937,823)   (3,713,247)  (11,229,153)   (1,908,458)
                                   ------------  ------------  ------------  ------------  ------------  ------------
  Ending units....................   78,030,921    19,248,102    87,540,737    22,971,095    53,201,358    13,284,062
                                   ============  ============  ============  ============  ============  ============

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A47

                                     SUBACCOUNTS (CONTINUED)
-------------------------------------------------------------------------------------------------
        AST HORIZON               AST FI PYRAMIS(R)           PROFUND VP            PROFUND VP
 MODERATE ASSET ALLOCATION         ASSET ALLOCATION            CONSUMER              CONSUMER
         PORTFOLIO                    PORTFOLIO                SERVICES                GOODS
--------------------------    -------------------------  --------------------  --------------------
 01/01/2010      01/01/2009    01/01/2010    01/01/2009  01/01/2010 01/01/2009 01/01/2010 01/01/2009
     TO              TO            TO            TO          TO         TO         TO         TO
 12/31/2010      12/31/2009    12/31/2010    12/31/2009  12/31/2010 12/31/2009 12/31/2010 12/31/2009
------------    ------------  ------------  -----------  ---------- ---------- ---------- ----------
$ (4,390,956)   $ (1,008,956) $ (2,218,098) $  (326,063)  $ (1,062)  $  (173)   $ (1,423)  $   (187)
           0               0             0            0          0         0           0          0
   2,068,033        (115,202)    1,328,971      (58,986)     9,311      (345)     13,522        722
  46,984,034      16,476,057    30,221,179    6,329,153      7,996     1,865       5,787      9,101
------------    ------------  ------------  -----------   --------   -------    --------   --------
  44,661,111      15,351,899    29,332,052    5,944,104     16,245     1,347      17,886      9,636
------------    ------------  ------------  -----------   --------   -------    --------   --------
 434,062,950     120,255,034   278,063,187   41,660,600     23,347     2,463      32,548      9,400
           0               0             0            0          0         0           0          0
  (4,210,024)       (771,424)   (1,312,492)    (100,855)         0         0           0          0
  50,134,859      13,708,830    27,995,209    5,853,209     25,336     2,273       1,467        413
  (2,578,956)       (149,246)   (1,102,940)     (47,911)      (584)      (53)       (658)      (176)
------------    ------------  ------------  -----------   --------   -------    --------   --------
 477,408,829     133,043,194   303,642,964   47,365,043     48,099     4,683      33,357      9,637
------------    ------------  ------------  -----------   --------   -------    --------   --------
 522,069,940     148,395,093   332,975,016   53,309,147     64,344     6,030      51,243     19,273
 164,854,492      16,459,399    58,908,167    5,599,020     15,824     9,794      74,191     54,918
------------    ------------  ------------  -----------   --------   -------    --------   --------
$686,924,432    $164,854,492  $391,883,183  $58,908,167   $ 80,168   $15,824    $125,434   $ 74,191
============    ============  ============  ===========   ========   =======    ========   ========
  17,716,689       2,161,413     6,536,221      746,040      1,750     1,394       8,079      7,151
------------    ------------  ------------  -----------   --------   -------    --------   --------
  54,859,775      18,414,605    36,756,997    6,932,598     16,740     2,532      22,669     11,197
  (7,455,461)     (2,859,329)   (6,655,180)  (1,142,417)   (11,128)   (2,176)    (18,875)   (10,269)
------------    ------------  ------------  -----------   --------   -------    --------   --------
  65,121,003      17,716,689    36,638,038    6,536,221      7,362     1,750      11,873      8,079
============    ============  ============  ===========   ========   =======    ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A48

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                              SUBACCOUNTS
                                   ----------------------------------------------------------------

                                   PROFUND VP FINANCIALS PROFUND VP HEALTH CARE PROFUND VP INDUSTRIALS
                                   --------------------  --------------------   --------------------
                                   01/01/2010 01/01/2009 01/01/2010  01/01/2009 01/01/2010  01/01/2009
                                       TO         TO         TO          TO         TO          TO
                                   12/31/2010 12/31/2009 12/31/2010  12/31/2009 12/31/2010  12/31/2009
                                   ---------- ---------- ----------  ---------- ----------  ----------
OPERATIONS
  Net investment income (loss).... $ (12,261)  $  8,079   $ (8,965)   $ (2,231)  $ (2,112)   $   (294)
  Capital gains distributions
   received.......................         0          0          0           0          0           0
  Realized gain (loss) on shares
   redeemed.......................    15,818    (36,908)    10,573       6,603      1,054      (5,848)
  Net change in unrealized gain
   (loss) on investments..........    48,398     75,257     14,586      51,244     33,328       3,742
                                   ---------   --------   --------    --------   --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    51,955     43,114     16,194      55,616     32,270      (2,400)
                                   ---------   --------   --------    --------   --------    --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....   286,087    333,386    155,411     210,322     57,489      68,919
  Annuity Payments................         0          0          0           0          0           0
  Surrenders, withdrawals and
   death benefits.................    (3,081)    (1,007)    (1,106)       (548)         0        (528)
  Net transfers between other
   subaccounts or fixed rate
   option.........................   (63,030)   154,993    298,168     (35,807)    40,111     (33,255)
  Withdrawal and other
   charges........................    (6,704)      (875)    (4,860)       (834)    (1,171)        (25)
                                   ---------   --------   --------    --------   --------    --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   213,272    486,497    447,613     173,133     96,429      35,111
                                   ---------   --------   --------    --------   --------    --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................   265,227    529,611    463,807     228,749    128,699      32,711

NET ASSETS
  Beginning of period.............   721,668    192,057    400,629     171,880     85,336      52,625
                                   ---------   --------   --------    --------   --------    --------
  End of period................... $ 986,895   $721,668   $864,436    $400,629   $214,035    $ 85,336
                                   =========   ========   ========    ========   ========    ========

  Beginning units.................   121,143     36,431     40,894      20,602     11,449       8,624
                                   ---------   --------   --------    --------   --------    --------
  Units issued....................   150,328    162,663     80,712      54,501     22,105      19,421
  Units redeemed..................  (119,636)   (77,951)   (34,527)    (34,209)    (9,991)    (16,596)
                                   ---------   --------   --------    --------   --------    --------
  Ending units....................   151,835    121,143     87,079      40,894     23,563      11,449
                                   =========   ========   ========    ========   ========    ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A49

                                SUBACCOUNTS (CONTINUED)
--------------------------------------------------------------------------------------
 PROFUND VP MID-CAP     PROFUND VP MID-CAP                          PROFUND VP SMALL-CAP
       GROWTH                  VALUE         PROFUND VP REAL ESTATE        GROWTH
--------------------   --------------------  --------------------   --------------------
01/01/2010  01/01/2009 01/01/2010 01/01/2009 01/01/2010  01/01/2009 01/01/2010 01/01/2009
    TO          TO         TO         TO         TO          TO         TO         TO
12/31/2010  12/31/2009 12/31/2010 12/31/2009 12/31/2010  12/31/2009 12/31/2010 12/31/2009
----------  ---------- ---------- ---------- ----------  ---------- ---------- ----------
 $ (4,909)  $  (1,670)  $ (4,307)  $   (147)  $ 13,569    $  3,146   $ (5,269) $  (1,455)

        0           0          0          0          0           0          0      2,863

   40,655      31,261     28,586     14,428     38,753       1,493     18,564     12,186
   52,722      18,413     26,698     54,278     58,867      51,381     54,530     16,916
 --------   ---------   --------   --------   --------    --------   --------  ---------


   88,468      48,004     50,977     68,559    111,189      56,020     67,825     30,510
 --------   ---------   --------   --------   --------    --------   --------  ---------

   47,618     245,258     68,744    161,092    178,086     304,753     85,066    214,110
        0           0          0          0          0           0          0          0

   (2,135)          0     (1,855)    (1,048)    (4,171)       (541)      (645)      (623)
  301,971    (196,424)   125,976    (45,119)   (40,391)     43,489    229,389   (114,732)
   (2,299)        (31)    (2,621)      (633)    (4,663)        (39)    (2,448)       (78)
 --------   ---------   --------   --------   --------    --------   --------  ---------

  345,155      48,803    190,244    114,292    128,861     347,662    311,362     98,677
 --------   ---------   --------   --------   --------    --------   --------  ---------

  433,623      96,807    241,221    182,851    240,050     403,682    379,187    129,187

  144,954      48,147    215,242     32,391    466,517      62,835    170,840     41,653
 --------   ---------   --------   --------   --------    --------   --------  ---------
 $578,577     144,954   $456,463   $215,242   $706,567    $466,517   $550,027  $ 170,840
 ========   =========   ========   ========   ========    ========   ========  =========

   17,158       7,754     25,833      5,006     67,246      11,375     20,201      6,114
 --------   ---------   --------   --------   --------    --------   --------  ---------
  120,848      52,073     57,366     37,126     76,262      84,070     92,817     40,071
  (85,589)    (42,669)   (36,957)   (16,299)   (60,417)    (28,199)   (62,480)   (25,984)
 --------   ---------   --------   --------   --------    --------   --------  ---------
   52,417      17,158     46,242     25,833     83,091      67,246     50,538     20,201
 ========   =========   ========   ========   ========    ========   ========  =========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A50

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                              SUBACCOUNTS
                                   ----------------------------------------------------------------
                                          PROFUND
                                       VP SMALL-CAP             PROFUND               PROFUND
                                           VALUE         VP TELECOMMUNICATIONS     VP UTILITIES
                                   --------------------  --------------------  --------------------
                                   01/01/2010 01/01/2009 01/01/2010 01/01/2009 01/01/2010 01/01/2009
                                       TO         TO         TO         TO         TO         TO
                                   12/31/2010 12/31/2009 12/31/2010 12/31/2009 12/31/2010 12/31/2009
                                   ---------- ---------- ---------- ---------- ---------- ----------
OPERATIONS
  Net investment income (loss)....  $ (4,163)  $   (753)  $  1,334   $  7,079   $  2,516   $  6,697
  Capital gains distributions
   received.......................         0          0          0          0          0          0
  Realized gain (loss) on shares
   redeemed.......................    17,490      1,654      3,083     (1,616)     8,108      4,038
  Net change in unrealized gain
   (loss) on investments..........    19,221     18,200     16,440      1,722     (2,710)    30,257
                                    --------   --------   --------   --------   --------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    32,548     19,101     20,857      7,185      7,914     40,992
                                    --------   --------   --------   --------   --------   --------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....    25,897    164,944     31,772     74,109     50,357    190,268
  Annuity Payments................         0          0          0          0          0          0
  Surrenders, withdrawals and
   death benefits.................      (598)      (234)       (79)         0       (204)         0
  Net transfers between other
   subaccounts or fixed rate
   option.........................    16,417    (12,223)    73,275        (71)   (57,399)    27,031
  Withdrawal and other
   charges........................    (2,323)       (13)      (852)      (260)    (2,124)      (312)
                                    --------   --------   --------   --------   --------   --------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................    39,393    152,474    104,116     73,778     (9,370)   216,987
                                    --------   --------   --------   --------   --------   --------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................    71,941    171,575    124,973     80,963     (1,456)   257,979

NET ASSETS
  Beginning of period.............   186,564     14,989    121,325     40,362    296,707     38,728
                                    --------   --------   --------   --------   --------   --------
  End of period...................  $258,505   $186,564   $246,298   $121,325   $295,251   $296,707
                                    ========   ========   ========   ========   ========   ========

  Beginning units.................    21,915      2,084     15,804      5,553     37,739      5,365
                                    --------   --------   --------   --------   --------   --------
  Units issued....................    62,761     30,064     28,097     19,014     26,647     43,864
  Units redeemed..................   (59,352)   (10,233)   (18,514)    (8,763)   (28,356)   (11,490)
                                    --------   --------   --------   --------   --------   --------
  Ending units....................    25,324     21,915     25,387     15,804     36,030     37,739
                                    ========   ========   ========   ========   ========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A51

                                  SUBACCOUNTS (CONTINUED)
------------------------------------------------------------------------------------------
       PROFUND                PROFUND             AST JENNISON            AST JENNISON
    VP LARGE-CAP           VP LARGE-CAP          LARGE-CAP VALUE        LARGE-CAP GROWTH
       GROWTH                  VALUE                PORTFOLIO               PORTFOLIO
--------------------   --------------------  ----------------------  ----------------------
01/01/2010  01/01/2009 01/01/2010 01/01/2009  01/01/2010  01/01/2009  01/01/2010  01/01/2009
    TO          TO         TO         TO          TO          TO          TO          TO
12/31/2010  12/31/2009 12/31/2010 12/31/2009  12/31/2010  12/31/2009  12/31/2010  12/31/2009
----------  ---------- ---------- ---------- -----------  ---------- -----------  ----------
 $ (9,961)   $ (4,641)  $ (4,307)  $  2,449  $  (143,955)  $   (452) $   (93,986)  $   (235)

        0           0          0          0       14,850          0            0          0

   47,103      21,116     (6,405)     1,886      (99,339)      (566)     (23,619)         3
   29,370      95,905     56,279     23,695    2,127,994      8,917    1,436,671      5,376
 --------    --------   --------   --------  -----------   --------  -----------   --------

   66,512     112,380     45,567     28,030    1,899,550      7,899    1,319,066      5,144
 --------    --------   --------   --------  -----------   --------  -----------   --------
   43,716     489,520    311,992    342,878   18,347,732    355,342   12,060,589    159,860
        0           0          0          0            0          0            0          0

   (3,083)     (1,563)      (218)         0      (89,452)         0      (42,002)         0
      419     (32,830)    49,815    (55,409)   4,214,808    123,854    2,484,324     84,458

   (5,139)     (1,031)    (4,625)       (19)     (50,576)        (4)     (32,878)         0
 --------    --------   --------   --------  -----------   --------  -----------   --------
   35,913     454,096    356,964    287,450   22,422,512    479,192   14,470,033    244,318
 --------    --------   --------   --------  -----------   --------  -----------   --------
  102,425     566,476    402,531    315,480   24,322,062    487,091   15,789,099    249,462
  574,399       7,923    330,233     14,753      487,091          0      249,462          0
 --------    --------   --------   --------  -----------   --------  -----------   --------
  676,824    $574,399   $732,764   $330,233  $24,809,153   $487,091  $16,038,561   $249,462
 ========    ========   ========   ========  ===========   ========  ===========   ========
   66,952       1,179     44,746      2,353       47,286          0       24,230          0
 --------    --------   --------   --------  -----------   --------  -----------   --------
   65,856      92,956    123,013     59,814    2,628,218     52,180    1,724,146     24,241
  (62,118)    (27,183)   (78,723)   (17,421)    (356,193)    (4,894)    (270,661)       (11)
 --------    --------   --------   --------  -----------   --------  -----------   --------
   70,690      66,952     89,036     44,746    2,319,311     47,286    1,477,715     24,230
 ========    ========   ========   ========  ===========   ========  ===========   ========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A52

                            FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2010 and 2009

                                                             SUBACCOUNTS
                                   ------------------------------------------------------------------------


                                   CREDIT SUISSE TRUST INTERNATIONAL                             AST BOND
                                   EQUITY FLEX III PORTFOLIO         AST BOND PORTFOLIO 2020  PORTFOLIO 2017
                                   --------------------------------  -----------------------  --------------
                                   01/01/2010       01/01/2009        01/01/2010  01/01/2009    1/4/2010*
                                       TO               TO                TO          TO            TO
                                   12/31/2010       12/31/2009        12/31/2010  12/31/2009    12/31/2010
                                   ----------       ----------       -----------  ----------  --------------
OPERATIONS
  Net investment income (loss).... $ (119,376)      $   (7,393)      $  (320,238) $   (9,481)  $  (120,888)
  Capital gains distributions
   received.......................          0                0                 0           0             0
  Realized gain (loss) on shares
   redeemed.......................     (2,119)             669         1,543,442      (9,820)      734,749
  Net change in unrealized gain
   (loss) on investments..........  1,054,177           99,411           155,536     (30,379)      (26,183)
                                     ----------       ----------     -----------  ----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS................    932,682           92,687         1,378,740     (49,680)      587,678
                                     ----------       ----------     -----------  ----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net payments.....     56,224              171               954           0      (206,899)
  Annuity Payments................     (6,941)          (2,514)                0           0             0
  Surrenders, withdrawals and
   death benefits.................   (911,480)         (34,762)         (763,323)    (10,894)     (241,318)
  Net transfers between other
   subaccounts or fixed rate
   option.........................    176,706        9,653,795        15,532,076   1,056,845     4,606,659
  Withdrawal and other
   charges........................     (4,929)            (286)          (11,533)          0             0
                                     ----------       ----------     -----------  ----------   -----------

NET INCREASE (DECREASE) IN
   NET ASSETS RESULTING
   FROM CONTRACT OWNER
   TRANSACTIONS...................   (690,420)       9,616,404        14,758,174   1,045,951     4,158,442
                                     ----------       ----------     -----------  ----------   -----------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS..................    242,262        9,709,091        16,136,914     996,271     4,746,120

NET ASSETS
  Beginning of period.............  9,709,091                0           996,271           0             0
                                     ----------       ----------     -----------  ----------   -----------
  End of period................... $9,951,353       $9,709,091       $17,133,185  $  996,271   $ 4,746,120
                                     ==========       ==========     ===========  ==========   ===========

  Beginning units.................    961,736                0           113,597           0             0
                                     ----------       ----------     -----------  ----------   -----------
  Units issued....................     91,617          970,589         6,821,656     360,676     2,279,990
  Units redeemed..................   (162,734)          (8,853)       (5,164,187)   (247,079)   (1,830,433)
                                     ----------       ----------     -----------  ----------   -----------
  Ending units....................    890,619          961,736         1,771,066     113,597       449,557
                                     ==========       ==========     ===========  ==========   ===========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A53

                                            SUBACCOUNTS (CONTINUED)
---------------------------------------------------------------------------------------------------------------
                  WELLS FARGO        WELLS FARGO           WELLS FARGO         WELLS FARGO         WELLS FARGO
  AST BOND     ADVANTAGE VT CORE     ADVANTAGE VT         ADVANTAGE VT      ADVANTAGE VT SMALL ADVANTAGE VT SMALL
 PORTFOLIO     EQUITY PORTFOLIO  INTERNATIONAL EQUITY     OMEGA GROWTH          CAP GROWTH     CAP VALUE PORTFOLIO
    2021         SHARE CLASS 1     PORTFOLIO SHARE    PORTFOLIO SHARE CLASS  PORTFOLIO SHARE      SHARE CLASS 1
-----------    ----------------- -------------------- --------------------- ------------------ -------------------
 1/4/2010*        7/16/2010*          7/16/2010*           7/16/2010*           7/16/2010*         7/16/2010*
     TO               TO                  TO                   TO                   TO                 TO
 12/31/2010       12/31/2010          12/31/2010           12/31/2010           12/31/2010         12/31/2010
-----------    ----------------- -------------------- --------------------- ------------------ -------------------
$  (123,369)      $  (15,987)          $ (7,731)           $  (13,737)           $ (5,898)         $  (16,134)

          0                0                  0                     0                   0                   0

   (394,532)          33,375             18,392                33,466              12,918              32,270
   (591,330)         393,326            176,401               392,777             178,554             397,279
-----------       ----------           --------            ----------            --------          ----------

 (1,109,231)         410,714            187,062               412,506             185,574             413,415
-----------       ----------           --------            ----------            --------          ----------

     (1,864)             436                (18)                   17                  (9)                 46
          0                0                  0                     0                   0                   0

   (308,971)        (226,234)           (90,127)             (216,468)            (81,215)           (271,331)
 26,303,043        1,919,017            888,420             1,694,559             700,216           2,016,712

       (108)          (2,009)              (912)               (2,086)               (671)             (2,805)
-----------       ----------           --------            ----------            --------          ----------

 25,992,100        1,691,210            797,363             1,476,022             618,321           1,742,622
-----------       ----------           --------            ----------            --------          ----------

 24,882,869        2,101,924            984,425             1,888,528             803,895           2,156,037

          0                0                  0                     0                   0                   0
-----------       ----------           --------            ----------            --------          ----------
 24,882,869       $2,101,924           $984,425            $1,888,528            $803,895          $2,156,037
===========       ==========           ========            ==========            ========          ==========

          0                0                  0                     0                   0                   0
-----------       ----------           --------            ----------            --------          ----------
  4,286,029          168,512             78,496             1,100,909              75,490             214,443
 (2,024,986)         (20,924)           (10,161)             (140,035)             (9,847)            (31,773)
-----------       ----------           --------            ----------            --------          ----------
  2,261,043          147,588             68,335               960,874              65,643             182,670
===========       ==========           ========            ==========            ========          ==========

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                      A54

                       NOTES TO FINANCIAL STATEMENTS OF
             PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
                               DECEMBER 31, 2010

NOTE 1: GENERAL

        Pruco Life Flexible Premium Variable Annuity Account (the "Account") was established on June 16, 1995 under Arizona law as a separate investment account of Pruco Life Insurance Company ("Pruco Life"), a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential"), which is a wholly-owned subsidiary of Prudential Financial, Inc. ("PFI"). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from Pruco Life's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business Pruco Life may conduct. Proceeds from purchases of Strategic Partners Variable Annuity One, Strategic Partners Variable Annuity One 3, Strategic Partners Select, Strategic Partners Advisor, Strategic Partners Plus, Strategic Partners FlexElite, (collectively, "Strategic Partners"), Discovery Preferred, Discovery Select, Discovery Choice, Prudential Premier B, L, X Series, Prudential Premier Bb Series, Prudential Premier Retirement X, B, L, C Series and Prudential Premier Advisor variable annuity contracts are invested in the Account.

        Effective May 1, 2007, American Skandia Trust and American Skandia Investment Services, Inc. was renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

        The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is a funding vehicle for individual variable annuity contracts. There are one hundred twenty-two subaccounts within the Account, of which one hundred and twenty-one had activity during 2010. Each contract offers the option to invest in various subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Investment options vary by contract. The name of each Portfolio and the corresponding subaccount name are as follows:

 PRUDENTIAL SERIES FUND    ADVANCED SERIES TRUST     AST Marsico Capital
 Money Market Portfolio    AST AllianceBernstein      Growth Portfolio
 Diversified Bond           Growth & Income          AST MFS Growth Portfolio
  Portfolio                 Portfolio                AST Neuberger Berman
 Equity Portfolio          AST American Century       Mid-Cap Growth Portfolio
 Flexible Managed           Income & Growth          AST Neuberger Berman /
  Portfolio                 Portfolio                 LSV Mid-Cap Value
 Conservative Balanced     AST Schroders              Portfolio
  Portfolio                 Multi-Asset World        AST PIMCO Limited
 Value Portfolio            Strategies Portfolio      Maturity Bond Portfolio
 High Yield Bond Portfolio AST Cohen & Steers        AST AllianceBernstein
 Natural Resources          Realty Portfolio          Core Value Portfolio
  Portfolio                AST J.P. Morgan           AST QMA US Equity Alpha
 Stock Index Portfolio      Strategic Opportunities  AST T.Rowe Price Natural
 Global Portfolio           Portfolio                 Resources Portfolio
 Jennison Portfolio        AST Neuberger Berman      AST T.Rowe Price Asset
 Small Capitalization       Small-Cap Growth          Allocation Portfolio
  Stock Portfolio           Portfolio                AST MFS Global Equity
 Jennison 20/20 Focus      AST High Yield Portfolio   Portfolio
  Portfolio                AST Federated Aggressive  AST JPMorgan
 SP Davis Value Portfolio   Growth Portfolio          International Equity
 SP Small Cap Value        AST Mid-Cap Value          Portfolio
  Portfolio                 Portfolio                AST T.Rowe Price Global
 SP Strategic Partners     AST Small-Cap Value        Bond Portfolio
  Focused Growth Portfolio  Portfolio                AST Aggressive Asset
 SP Mid Cap Growth         AST Goldman Sachs          Allocation Portfolio
  Portfolio                 Concentrated Growth      AST Capital Growth Asset
 SP Prudential U.S.         Portfolio                 Allocation Portfolio
  Emerging Growth          AST Goldman Sachs
  Portfolio                 Mid-Cap Growth Portfolio
 SP Growth Asset           AST Large-Cap Value
  Allocation Portfolio      Portfolio
 SP International Growth   AST Lord Abbett
  Portfolio                 Bond-Debenture Portfolio
 SP International Value
  Portfolio

                                      A55

 ADVANCED SERIES TRUST     AST Jennison Large-Cap    Overseas Portfolio -
 (CONT.)                    Value Portfolio           Institutional Shares
 AST Value Portfolio       AST Jennison Large Cap    Janus Portfolio -
 AST Academic Strategies    Growth Portfolio          Service Shares
  Asset Allocation         AST Bond Portfolio 2017
  Portfolio                AST Bond Portfolio 2021   MFS VARIABLE INSURANCE
 AST Balanced Asset        ALLIANCE BERNSTEIN        TRUST
  Allocation Portfolio     VARIABLE PRODUCT SERIES   Growth Series - Initial
 AST Preservation Asset    Large Cap Growth           Class
  Allocation Portfolio      Portfolio Class B        Research Series -
 AST First Trust Balanced  AMERICAN CENTURY           Initial Class
  Target Portfolio         VARIABLE PORTFOLIOS
 AST First Trust Capital   Value Fund                PREMIER VIT
  Appreciation Target                                OPCAP Managed Portfolio
  Portfolio                CREDIT SUISSE              Class 1
 AST Advanced Strategies   Trust International       NACM Small Cap Portfolio
  Portfolio                 Equity Flex III           Class 1
 AST T.Rowe Price           Portfolio
  Large-Cap Growth                                   PROFUND
  Portfolio                DAVIS                     VP Consumer Services
 AST Money Market          Value Portfolio           VP Consumer Goods
  Portfolio                                          VP Financials
 AST Small-Cap Growth      EVERGREEN VA              VP Healthcare
  Portfolio                Diversified Capital       VP Industrials
 AST PIMCO Total Return     Builder Fund             VP Mid-Cap Growth
  Bond Portfolio           Growth Fund               VP Mid-Cap Value
 AST International Value   Omega Fund                VP Real Estate
  Portfolio                Special Values Fund       VP Small-Cap Growth
 AST International Growth  International Equity Fund VP Small-Cap Value
  Portfolio                Fundamental Large Cap     VP Telecommunications
 AST Western Asset Core     Fund                     VP Utilities
  Plus Bond Portfolio                                VP Large-Cap Growth
 AST Investment Grade      FRANKLIN TEMPLETON FUNDS  VP Large-Cap Value
  Bond Portfolio           Small-Mid Cap Growth
 AST Bond Portfolio 2018    Securities Fund          INVESCO VARIABLE
 AST Bond Portfolio 2019   VIP Founding Funds         INSURANCE
 AST Global Real Estate     Allocation Fund          Core Equity Fund
  Portfolio
 AST Parametric Emerging   NATIONWIDE VARIABLE       T. ROWE PRICE
  Markets Equity Portfolio INSURANCE TRUST           International Stock
 AST Goldman Sachs         Developing Markets Fund    Portfolio
  Small-Cap Value                                    Equity Income Portfolio
  Portfolio                JANUS ASPEN SERIES
 AST CLS Growth Asset      Janus Portfolio -         WELLS FARGO
  Allocation Portfolio      Institutional Shares     Advantage VT Core Equity
 AST CLS Moderate Asset                               Portfolio Share Class 1
  Allocation Portfolio                               Advantage VT Omega
 AST Horizon Growth Asset                             Growth Portfolio Share
  Allocation Portfolio                                Class 1
 AST Horizon Moderate                                Advantage VT Small Cap
  Asset Allocation                                    Growth Portfolio
  Portfolio                                           Share Class 1
 AST FI Pyramis(R) Asset                             Advantage VT
  Allocation Portfolio                                International Equity
 AST Bond Portfolio 2016                              Portfolio Share Class 1
 AST Bond Portfolio 2020                             Advantage VT Small Cap
                                                      Value Portfolio Share
                                                      Class 1

        The Series Funds are diversified open-ended management investment companies, and are managed by affiliates of Prudential. Each of the variable investment options of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Series Funds and externally managed portfolios. Additional information on these subaccounts is available upon request to the appropriate companies.

        At December 31, 2010, there were no balances or transactions for the period then ended pertaining to AST Bond Portfolio 2016.

        The following table sets forth the dates on which mergers took place in the Account along with relevant information pertaining to each merger. The transfers from the old subaccounts to the new subaccounts are reflected in the Statement of Changes in Net Assets for the year ended December 31, 2010 as net transfers between subaccounts. The transfers occurred as follows:

                                      A56

                                     REMOVED PORTFOLIO                  SURVIVING PORTFOLIO
     APRIL 30, 2010       ---------------------------------------- -----------------------------
                                  EVERGREEN VA DIVERSIFIED
                                   CAPITAL BUILDER FUND*            AST MONEY MARKET PORTFOLIO
                          ---------------------------------------- -----------------------------
Shares...................                     61,089                         77,829,210
Value....................               $      11.72                       $       1.00
Net assets before merger.               $    715,960                       $ 77,113,250
Net assets after merger..               $          0                       $ 77,829,210

                                  EVERGREEN VA DIVERSIFIED            PRUDENTIAL MONEY MARKET
                                   CAPITAL BUILDER FUND*                     PORTFOLIO
                          ---------------------------------------- -----------------------------
Shares...................                     61,089                         29,611,903
Value....................               $      11.72                       $      10.00
Net assets before merger.               $    715,960                       $192,892,995
Net assets after merger..               $          0                       $296,119,027

                                 PREMIER VIT OPCAP MANAGED            PRUDENTIAL MONEY MARKET
                                      PORFOLIO CLASS 1                       PORTFOLIO
                          ---------------------------------------- -----------------------------
Shares...................                  2,396,899                         29,611,903
Value....................               $      30.18                       $      10.00
Net assets before merger.               $ 72,343,206                       $192,892,995
Net assets after merger..               $          0                       $296,119,027

                                 PREMIER VIT NACM SMALL CAP           PRUDENTIAL MONEY MARKET
                                     PORTFOLIO CLASS 1                       PORTFOLIO
                          ---------------------------------------- -----------------------------
Shares...................                  1,673,566                         29,611,903
Value....................               $      18.03                       $      10.00
Net assets before merger.               $ 30,166,866                       $192,892,995
Net assets after merger..               $          0                       $296,119,027

                                   PRUDENTIAL SP MID CAP            SP PRUDENTIAL U.S. EMERGING
                                      GROWTH PORTFOLIO                   GROWTH PORTFOLIO
                          ---------------------------------------- -----------------------------
Shares...................                 11,454,451                         22,509,680
Value....................               $       5.00                       $       7.00
Net assets before merger.               $ 57,272,254                       $100,295,504
Net assets after merger..               $          0                       $157,567,758

                            PRUDENTIAL SP DAVIS VALUE PORTFOLIO     PRUDENTIAL VALUE PORTFOLIO
                          ---------------------------------------- -----------------------------
Shares...................                 14,683,085                         23,015,610
Value....................               $       9.15                       $      16.19
Net assets before merger.               $134,350,224                       $238,272,501
Net assets after merger..               $          0                       $372,622,725

                          PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED
                                      GROWTH PORTFOLIO             PRUDENTIAL JENNISON PORTFOLIO
                          ---------------------------------------- -----------------------------
Shares...................                  2,723,849                         14,740,770
Value....................               $       6.88                       $      21.65
Net assets before merger.               $ 18,740,080                       $300,397,591
Net assets after merger..               $          0                       $319,137,671

                                     REMOVED PORTFOLIO                  SURVIVING PORTFOLIO
     JULY 16, 2010        ---------------------------------------- -----------------------------
                                                                     WELLS FARGO ADVANTAGE VT
                             EVERGREEN VA FUNDAMENTAL LARGE CAP     CORE EQUITY PORTFOLIO SHARE
                                            FUND                              CLASS 1
                          ---------------------------------------- -----------------------------
Shares...................                    119,536                            119,536
Value....................               $      16.05                       $      16.05
Net assets before merger.               $  1,918,113                       $          0
Net assets after merger..               $          0                          1,918,113

                                                                     WELLS FARGO ADVANTAGE VT
                                                                      OMEGA GROWTH PORTFOLIO
                                  EVERGREEN VA OMEGA FUND                  SHARE CLASS 1
                          ---------------------------------------- -----------------------------
Shares...................                     87,374                             87,374
Value....................               $      19.09                       $      19.09
Net assets before merger.               $  1,667,946                       $          0
Net assets after merger..               $          0                       $  1,667,946

                                      A57

                             REMOVED PORTFOLIO       SURVIVING PORTFOLIO
       JULY 16, 2010        -------------------- ----------------------------
                                                   WELLS FARGO ADVANTAGE VT
                            EVERGREEN VA GROWTH   SMALL CAP GROWTH PORTFOLIO
                                    FUND                SHARE CLASS 1
                            -------------------- ----------------------------
  Shares...................          62,950                  114,477
  Value....................      $    11.39               $     6.26
  Net assets before merger.      $  717,165               $        0
  Net assets after merger..      $        0               $  717,165

                                EVERGREEN VA       WELLS FARGO ADVANTAGE VT
                            INTERNATIONAL EQUITY     INTERNATIONAL EQUITY
                                    FUND           PORTFOLIO SHARE CLASS 1
                            -------------------- ----------------------------
  Shares...................          95,553                  197,787
  Value....................      $     9.77               $     4.72
  Net assets before merger.      $  933,376               $        0
  Net assets after merger..      $        0               $  933,376

                                                    WELLS FARGO ADVANTAGE
                            EVERGREEN VA SPECIAL VT SMALL CAP VALUE PORTFOLIO
                                VALUES FUND             SHARE CLASS 1
                            -------------------- ----------------------------
  Shares...................         178,869                  278,698
  Value....................      $    11.47               $     7.36
  Net assets before merger.      $2,051,359               $        0
  Net assets after merger..      $        0               $2,051,359

        *Please note that the assets before merger of the Evergreen Diversified Capital Builder Fund were transferred to either Prudential Money Market Portfolio or AST Money Market Portfolio, based on contract holder's pre-merger investment option.

NOTE 2: SIGNIFICANT ACCOUNTING POLICIES

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Account adopted this guidance effective January 1, 2010. The required disclosures are provided in Note 3.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at fair value.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.


                                      A58

NOTE 3: FAIR VALUE


        The guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

        Level 1--Fair value is based on quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

        Level 2--Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset, either directly or indirectly, for substantially the full term of the asset through corroboration with observable market data.

        Level 3--Fair value is based on unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

        The table below presents the balances of assets and liabilities measured at fair value on a recurring basis, as of December 31, 2010. All funds have been classified as level 1 with the exception of proprietary funds, consisting of all AST and PruSeries funds, and any non-proprietary funds not available for public investment, as listed below.

                                                                AS OF DECEMBER 31, 2010
                                                    -----------------------------------------------
                                                    LEVEL 1     LEVEL 2     LEVEL 3      TOTAL
                                                    ------- --------------- ------- ---------------
Proprietary Funds ( AST & PruSeries)...............   $0    $29,074,202,079   $0    $29,074,202,079
Invesco V.I. Core Equity Fund......................   $0        100,795,946   $0    $   100,795,946
AllianceBernstein Large Cap Growth.................   $0          5,195,526   $0    $     5,195,526
Davis Value Portfolio..............................   $0         34,078,922   $0    $    34,078,922
Janus Aspen Janus Portfolio - Service Shares.......   $0         13,998,350   $0    $    13,998,350
Janus Aspen Janus Portfolio - Institutional Shares.   $0         64,686,850   $0    $    64,686,850
Janus Aspen Overseas Portfolio - Institutional
 Shares............................................   $0        166,660,619   $0    $   166,660,619
NVIT Developing Markets............................   $0         25,523,843   $0    $    25,523,843
ProFund VP Consumer Services.......................   $0             80,168   $0    $        80,168
ProFund VP Consumer Goods..........................   $0            125,434   $0    $       125,434
ProFund VP Financials..............................   $0            986,895   $0    $       986,895
ProFund VP Health Care.............................   $0            864,436   $0    $       864,436
ProFund VP Industrials.............................   $0            214,035   $0    $       214,035
ProFund VP Mid-Cap Growth..........................   $0            578,577   $0    $       578,577
ProFund VP Mid-Cap Value...........................   $0            456,463   $0    $       456,463
ProFund VP Real Estate.............................   $0            706,567   $0    $       706,567
ProFund VP Small-Cap Growth........................   $0            550,027   $0    $       550,027
ProFund VP Small-Cap Value.........................   $0            258,505   $0    $       258,505
ProFund VP Telecommunications......................   $0            246,298   $0    $       246,298
ProFund VP Utilities...............................   $0            295,251   $0    $       295,251
ProFund VP Large-Cap Growth........................   $0            676,824   $0    $       676,824
ProFund VP Large-Cap Value.........................   $0            732,764   $0    $       732,764
Wells Fargo Advantage VT Core Equity Portfolio
 Share Class 1.....................................   $0          2,101,924   $0    $     2,101,924
Wells Fargo Advantage VT International Equity
 Portfolio Share Class 1...........................   $0            984,425   $0    $       984,425

                                      A59

                                                                 AS OF DECEMBER 31, 2010
                                                           ------------------------------------
                                                           LEVEL 1  LEVEL 2  LEVEL 3   TOTAL
                                                           ------- --------- ------- ----------
Wells Fargo Advantage VT Omega Growth Portfolio Share
 Class 1..................................................   $0    1,888,528   $0    $1,888,528
Wells Fargo Advantage VT Small Cap Growth Portfolio Share
 Class 1..................................................   $0      803,895   $0    $  803,895
Wells Fargo Advantage VT Small Cap Value Portfolio Share
 Class 1..................................................   $0    2,156,037   $0    $2,156,037

        During the twelve months ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

        As there are no Level 3 assets for either period, a presentation of the reconciliation of Level 3 assets is not required at this time.

NOTE 4: TAXES

        Pruco Life is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. No federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Pruco Life Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

NOTE 5: PURCHASES AND SALES OF INVESTMENTS

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2010 were as follows:

                                                           PURCHASES       SALES
                                                          ------------ -------------
Prudential Money Market Portfolio........................ $149,829,397 $(136,046,015)
Prudential Diversified Bond Portfolio.................... $  3,308,147 $ (33,333,788)
Prudential Equity Portfolio.............................. $  1,920,376 $ (33,098,943)
Prudential Flexible Managed Portfolio.................... $     61,822 $  (2,315,134)
Prudential Conservative Balanced Portfolio............... $    252,666 $  (3,985,794)
Prudential Value Portfolio............................... $139,914,657 $ (50,339,527)
Prudential High Yield Bond Portfolio..................... $ 12,057,323 $ (50,709,437)
Prudential Natural Resources Portfolio................... $    194,381 $  (2,021,348)
Prudential Stock Index Portfolio......................... $  6,318,558 $ (48,782,852)
Prudential Global Portfolio.............................. $  1,582,914 $ (10,639,415)
Prudential Jennison Portfolio............................ $ 21,335,296 $ (47,304,057)
Prudential Small Capitalization Stock Portfolio.......... $  1,936,188 $  (8,198,613)
T. Rowe Price International Stock Portfolio.............. $  1,436,334 $  (3,315,411)
T. Rowe Price Equity Income Portfolio.................... $    935,249 $  (9,106,528)
Premier VIT OPCAP Managed Portfolio Class 1.............. $        170 $ (85,002,467)
Premier VIT NACM Small Cap Portfolio Class 1............. $     30,314 $ (35,797,378)
Invesco V.I. Core Equity Fund............................ $    109,619 $ (14,362,088)
Janus Aspen Janus Portfolio - Institutional Shares....... $    597,967 $  (8,437,850)
Janus Aspen Overseas Portfolio - Institutional Shares.... $  2,719,789 $ (25,854,938)
MFS Research Series - Initial Class...................... $    287,403 $  (3,097,104)
MFS Growth Series - Initial Class........................ $    303,011 $  (8,001,799)
American Century VP Value Fund........................... $    615,901 $  (3,290,703)
Franklin Small-Mid Cap Growth Securities Fund............ $    918,808 $  (3,359,812)
Prudential Jennison 20/20 Focus Portfolio................ $  2,023,346 $  (8,414,810)
Davis Value Portfolio.................................... $  1,036,420 $  (5,076,129)
AllianceBernstein VPS Large Cap Growth Portfolio Class B. $    372,746 $  (1,158,732)

                                      A60

                                                             PURCHASES         SALES
                                                           -------------- ---------------
Prudential SP Davis Value Portfolio....................... $      786,227 $  (142,494,241)
Prudential SP Small Cap Value Portfolio................... $    5,339,868 $   (25,177,053)
Janus Aspen Janus Portfolio - Service Shares.............. $      440,380 $    (3,279,779)
Prudential SP Strategic Partners Focused Growth Portfolio. $      887,036 $   (20,191,145)
Prudential SP Mid Cap Growth Portfolio.................... $      594,174 $   (60,718,146)
SP Prudential U.S. Emerging Growth Portfolio.............. $   60,649,379 $   (24,662,446)
Prudential SP Growth Asset Allocation Portfolio........... $    7,325,777 $   (88,043,073)
Prudential SP International Growth Portfolio.............. $    2,578,644 $   (10,866,230)
Prudential SP International Value Portfolio............... $    2,094,217 $   (10,778,634)
Evergreen VA Diversified Capital Builder Fund............. $       25,563 $      (922,903)
Evergreen VA Growth Fund.................................. $        9,530 $      (793,260)
Evergreen VA Omega Fund................................... $       12,760 $    (1,899,124)
Evergreen VA Special Values Fund.......................... $       12,099 $    (2,324,691)
Evergreen VA International Equity Fund.................... $       12,492 $    (1,088,971)
Evergreen VA Fundamental Large Cap Fund................... $       74,367 $    (2,066,484)
AST AllianceBernstein Growth & Income Portfolio........... $   43,549,266 $   (10,200,237)
AST American Century Income & Growth Portfolio............ $   35,467,724 $    (7,618,924)
AST Schroders Multi-Asset World Strategies Portfolio...... $  949,592,355 $   (91,000,936)
AST Cohen & Steers Realty Portfolio....................... $   47,236,586 $    (9,396,036)
AST JPMorgan Strategic Opportunities Portfolio............ $  359,832,102 $   (66,419,561)
AST Value Portfolio....................................... $   14,300,883 $    (7,731,909)
AST Neuberger Berman Small-Cap Growth Portfolio........... $   18,848,397 $    (4,570,285)
AST High Yield Portfolio.................................. $   65,061,472 $   (19,548,099)
AST Federated Aggressive Growth Portfolio................. $   30,456,895 $    (9,109,442)
AST Mid-Cap Value Portfolio............................... $   22,968,076 $    (4,614,602)
AST Small-Cap Value Portfolio............................. $   26,816,921 $    (9,473,958)
AST Goldman Sachs Concentrated Growth Portfolio........... $   47,119,743 $   (21,560,398)
AST Goldman Sachs Mid-Cap Growth Portfolio................ $   66,593,803 $   (19,701,730)
AST Large-Cap Value Portfolio............................. $   21,531,661 $   (13,095,590)
AST Lord Abbett Bond-Debenture Portfolio.................. $   38,421,660 $   (13,564,995)
AST Marsico Capital Growth Portfolio...................... $   53,438,738 $   (18,209,582)
AST MFS Growth Portfolio.................................. $   20,843,317 $    (5,121,283)
AST Neuberger Berman Mid-Cap Growth Portfolio............. $   44,016,252 $   (10,044,029)
AST Neuberger Berman / LSV Mid-Cap Value Portfolio........ $   57,630,905 $   (16,265,045)
AST PIMCO Limited Maturity Bond Portfolio................. $   82,787,217 $   (30,532,807)
AST AllianceBernstein Core Value Portfolio................ $   34,485,736 $   (11,555,615)
AST QMA US Equity Alpha Portfolio......................... $   13,056,862 $    (3,803,101)
AST T. Rowe Price Natural Resources Portfolio............. $  135,501,847 $   (45,285,463)
AST T. Rowe Price Asset Allocation Portfolio.............. $1,168,611,930 $  (125,965,125)
AST MFS Global Equity Portfolio........................... $   52,822,943 $   (10,099,644)
AST JPMorgan International Equity Portfolio............... $   64,878,464 $   (16,644,625)
AST T. Rowe Price Global Bond Portfolio................... $   54,517,478 $   (16,394,199)
AST Aggressive Asset Allocation Portfolio................. $   21,111,963 $   (30,682,926)
AST Capital Growth Asset Allocation Portfolio............. $1,685,726,056 $  (555,016,279)
AST Academic Strategies Asset Allocation Portfolio........ $1,296,510,512 $  (250,718,257)
AST Balanced Asset Allocation Portfolio................... $1,471,378,376 $  (379,280,406)
AST Preservation Asset Allocation Portfolio............... $1,032,204,556 $  (202,144,735)
AST First Trust Balanced Target Portfolio................. $  673,079,986 $   (81,657,816)
AST First Trust Capital Appreciation Target Portfolio..... $  966,995,542 $  (230,988,249)
AST Advanced Strategies Portfolio......................... $1,015,219,157 $  (147,261,214)
AST T. Rowe Price Large-Cap Growth Portfolio.............. $   96,403,417 $   (29,536,124)
AST Money Market Portfolio................................ $  192,175,145 $  (135,591,417)
AST Small-Cap Growth Portfolio............................ $   35,682,487 $   (11,998,749)
AST PIMCO Total Return Bond Portfolio..................... $  789,581,834 $  (144,845,579)
AST International Value Portfolio......................... $   31,264,285 $    (7,027,107)
AST International Growth Portfolio........................ $   31,971,633 $    (7,276,771)
NVIT Developing Markets Fund.............................. $    6,531,746 $    (5,615,107)
AST Investment Grade Bond Portfolio....................... $2,081,650,795 $(2,260,203,825)
AST Western Asset Core Plus Bond Portfolio................ $  146,768,870 $   (28,423,945)
AST Bond Portfolio 2018................................... $   10,830,479 $   (20,980,169)
AST Bond Portfolio 2019................................... $   15,902,810 $   (19,390,546)

                                      A61

                                                                        PURCHASES       SALES
                                                                       ------------ -------------
AST Global Real Estate Portfolio...................................... $ 21,747,195 $  (3,505,169)
AST Parametric Emerging Markets Equity Portfolio...................... $124,463,036 $ (20,538,573)
Franklin Templeton VIP Founding Funds Allocation Fund................. $989,373,445 $(133,171,315)
AST Goldman Sachs Small-Cap Value Portfolio........................... $ 62,005,180 $  (8,875,931)
AST CLS Growth Asset Allocation Portfolio............................. $693,742,826 $(111,491,938)
AST CLS Moderate Asset Allocation Portfolio........................... $681,744,705 $ (39,789,048)
AST Horizon Growth Asset Allocation Portfolio......................... $471,875,279 $ (73,303,921)
AST Horizon Moderate Asset Allocation Portfolio....................... $508,517,409 $ (36,845,742)
AST FI Pyramis(R) Asset Allocation Portfolio.......................... $341,301,536 $ (40,325,132)
ProFund VP Consumer Services.......................................... $    160,386 $    (113,350)
ProFund VP Consumer Goods Portfolio................................... $    207,652 $    (176,246)
ProFund VP Financials................................................. $    833,334 $    (635,106)
ProFund VP Health Care................................................ $    707,900 $    (270,732)
ProFund VP Industrials................................................ $    161,405 $     (67,404)
ProFund VP Mid-Cap Growth............................................. $  1,136,423 $    (796,178)
ProFund VP Mid-Cap Value.............................................. $    472,149 $    (287,070)
ProFund VP Real Estate................................................ $    535,591 $    (417,179)
ProFund VP Small-Cap Growth........................................... $    843,873 $    (537,780)
ProFund VP Small-Cap Value............................................ $    530,712 $    (495,678)
ProFund VP Telecommunications......................................... $    239,077 $    (137,235)
ProFund VP Utilities.................................................. $    203,434 $    (217,611)
ProFund VP Large-Cap Growth........................................... $    519,596 $    (494,036)
ProFund VP Large-Cap Value............................................ $    869,309 $    (522,534)
AST Jennison Large-Cap Value Portfolio................................ $ 24,668,697 $  (2,391,739)
AST Jennison Large-Cap Growth Portfolio............................... $ 16,088,593 $  (1,712,546)
Credit Suisse Trust International Equity Flex III Portfolio........... $    424,824 $  (1,243,664)
AST Bond Portfolio 2020............................................... $ 59,247,216 $ (44,809,280)
AST Bond Portfolio 2017............................................... $ 23,905,012 $ (19,867,458)
AST Bond Portfolio 2021............................................... $ 44,972,229 $ (19,103,498)
Wells Fargo Advantage VT Core Equity Portfolio Share Class 1.......... $  1,964,594 $    (289,370)
Wells Fargo Advantage VT International Equity Portfolio Share Class 1. $    935,199 $    (145,567)
Wells Fargo Advantage VT Omega Growth Portfolio Share Class 1......... $  1,724,653 $    (262,368)
Wells Fargo Advantage VT Small Cap Growth Portfolio Share Class 1..... $    723,811 $    (111,388)
Wells Fargo Advantage VT Small Cap Value Portfolio Share Class 1...... $  2,077,830 $    (351,342)

NOTE 6: RELATED PARTY TRANSACTIONS

        PFI and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, preparation, postage, fund transfer agency and various other record keeping, administrative and customer service functions.

        The Series Funds have management agreements with Prudential Investment LLC ("PI") and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of PFI (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of PFI.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of PFI, which acts as the distributor of the Class I and Class II shares of the Series Fund. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, brokerage commissions, and

                                      A62
        acquired fund expenses, as applicable) exceeds various agreed upon percentages of the portfolio's average daily net assets.

        Prudential Mutual Fund Services LLC, an affiliate of the Investment Managers and an indirect, wholly-owned subsidiary of PFI, serves as the transfer agent of the Series Funds.

NOTE 7: FINANCIAL HIGHLIGHTS

        Pruco Life sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Pruco Life and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding during the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Pruco Life as contract owners may not have selected all available and applicable contract options.

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                            PRUDENTIAL MONEY MARKET PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  198,480 $1.01818 to  $10.32322 $242,080   0.03%    1.00%  to   2.45%   -2.36% to   -0.96%
December 31, 2009  193,139 $1.03827 to  $10.51904 $228,214   0.44%    1.00%  to   2.10%   -1.91% to   -0.60%
December 31, 2008  322,560 $1.05484 to  $10.69759 $382,009   2.58%    1.00%  to   2.45%    0.19% to    1.63%
December 31, 2007  244,095 $1.04749 to  $10.66982 $291,003   4.93%    1.00%  to   2.20%    2.79% to    3.63%
December 31, 2006  223,442 $1.01572 to  $10.36025 $258,478   4.67%    1.35%  to   2.00%    2.67% to    3.35%

                                          PRUDENTIAL DIVERSIFIED BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  114,526 $1.75857 to  $ 2.11964 $242,277   4.20%    1.35%  to   1.65%    8.78% to    9.10%
December 31, 2009  127,376 $1.61669 to  $ 1.94392 $247,133   4.69%    1.35%  to   1.65%   18.56% to   18.91%
December 31, 2008  144,786 $1.36361 to  $ 1.63556 $236,342   5.11%    1.35%  to   1.65%   -5.02% to   -4.74%
December 31, 2007  177,980 $1.43562 to  $ 1.71791 $305,167   5.00%    1.35%  to   1.65%    4.00% to    4.31%
December 31, 2006  203,399 $1.38043 to  $ 1.64793 $334,597   4.86%    1.35%  to   1.65%    3.28% to    3.59%

                                               PRUDENTIAL EQUITY PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  120,853 $1.21137 to  $ 2.06117 $229,570   0.79%    1.35%  to   2.00%    9.71% to   10.41%
December 31, 2009  137,058 $1.10036 to  $ 1.86775 $236,025   1.60%    1.35%  to   2.00%   35.47% to   36.32%
December 31, 2008  155,514 $0.80955 to  $ 1.37073 $197,063   1.44%    1.35%  to   2.00%  -39.37% to  -38.98%
December 31, 2007  183,783 $1.33060 to  $ 2.24766 $382,486   1.01%    1.35%  to   2.00%    7.17% to    7.86%
December 31, 2006  215,288 $1.23731 to  $ 2.08496 $417,027   1.04%    1.35%  to   2.00%   10.37% to   11.08%

                                          PRUDENTIAL FLEXIBLE MANAGED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010    7,982 $1.85698 to  $ 1.85698 $ 14,822   2.24%    1.40%  to   1.40%   10.48% to   10.48%
December 31, 2009    9,162 $1.68077 to  $ 1.68077 $ 15,399   3.51%    1.40%  to   1.40%   18.30% to   18.30%
December 31, 2008   10,713 $1.42078 to  $ 1.42078 $ 15,220   2.99%    1.40%  to   1.40%  -25.86% to  -25.86%
December 31, 2007   13,097 $1.91640 to  $ 1.91640 $ 25,100   2.25%    1.40%  to   1.40%    4.89% to    4.89%
December 31, 2006   15,163 $1.82712 to  $ 1.82712 $ 27,704   2.03%    1.40%  to   1.40%   10.62% to   10.62%

                                       PRUDENTIAL CONSERVATIVE BALANCED PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   12,140 $1.85264 to  $ 1.85264 $ 22,491   2.45%    1.40%  to   1.40%   10.20% to   10.20%
December 31, 2009   14,098 $1.68120 to  $ 1.68120 $ 23,701   3.77%    1.40%  to   1.40%   18.36% to   18.36%
December 31, 2008   16,534 $1.42042 to  $ 1.42042 $ 23,485   3.49%    1.40%  to   1.40%  -22.49% to  -22.49%
December 31, 2007   20,216 $1.83259 to  $ 1.83259 $ 37,048   2.81%    1.40%  to   1.40%    4.65% to    4.65%
December 31, 2006   23,410 $1.75118 to  $ 1.75118 $ 40,995   2.65%    1.40%  to   1.40%    8.91% to    8.91%

                                               PRUDENTIAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  180,228 $1.37128 to  $ 2.69800 $353,298   0.99%    1.35%  to   2.00%   11.63% to   12.34%
December 31, 2009  112,546 $1.22726 to  $10.34659 $228,866   2.07%    1.35%  to   2.00%   38.67% to   40.04%
December 31, 2008  129,517 $0.88118 to  $ 1.71665 $188,188   1.86%    1.35%  to   2.00%  -43.43% to  -43.07%
December 31, 2007  158,069 $1.55562 to  $ 3.01663 $400,689   1.31%    1.35%  to   2.00%    1.15% to    1.81%
December 31, 2006  186,033 $1.53477 to  $ 2.96458 $465,824   1.44%    1.35%  to   2.00%   17.60% to   18.35%

                                      A63

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  -------- ---------- -----------------  ------------------
                                          PRUDENTIAL HIGH YIELD BOND PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   67,908 $1.68340 to  $11.65524 $244,422   8.32%    1.35%  to   2.60%   11.16% to   12.53%
December 31, 2009   77,867 $1.50037 to  $10.36252 $250,477   5.55%    1.35%  to   2.00%    3.33% to   45.21%
December 31, 2008   74,439 $1.03639 to  $ 1.28867 $ 95,747   8.53%    1.35%  to   1.65%  -23.54% to  -23.32%
December 31, 2007   95,300 $1.35549 to  $ 1.68122 $159,924   7.01%    1.35%  to   1.65%    0.96% to    1.26%
December 31, 2006  111,866 $1.34263 to  $ 1.66129 $185,506   7.73%    1.35%  to   1.65%    8.44% to    8.77%

                                         PRUDENTIAL NATURAL RESOURCES PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010    1,685 $9.31742 to  $ 9.31742 $ 15,700   0.43%    1.40%  to   1.40%   26.22% to   26.22%
December 31, 2009    1,900 $7.38206 to  $ 7.38206 $ 14,027   0.72%    1.40%  to   1.40%   74.66% to   74.66%
December 31, 2008    2,069 $4.22664 to  $ 4.22664 $  8,745   0.79%    1.40%  to   1.40%  -53.65% to  -53.65%
December 31, 2007    2,521 $9.11983 to  $ 9.11983 $ 22,994   0.60%    1.40%  to   1.40%   46.23% to   46.23%
December 31, 2006    2,954 $6.23651 to  $ 6.23651 $ 18,425   1.93%    1.40%  to   1.40%   20.51% to   20.51%

                                            PRUDENTIAL STOCK INDEX PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  197,334 $0.86195 to  $ 1.96089 $318,094   1.77%    1.35%  to   2.00%   12.34% to   13.06%
December 31, 2009  224,226 $0.76501 to  $ 1.73514 $319,014   2.82%    1.35%  to   2.00%   23.61% to   24.41%
December 31, 2008  252,566 $0.61713 to  $ 1.39552 $288,792   2.26%    1.35%  to   2.00%  -38.18% to  -37.77%
December 31, 2007  299,309 $0.99525 to  $ 2.24407 $551,545   1.51%    1.35%  to   2.00%    3.03% to    3.69%
December 31, 2006  353,178 $0.96309 to  $ 2.16530 $631,250   1.56%    1.35%  to   2.00%   13.28% to   14.02%

                                               PRUDENTIAL GLOBAL PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   45,509 $0.86969 to  $ 1.88807 $ 74,473   1.58%    1.35%  to   2.00%   10.53% to   11.24%
December 31, 2009   51,131 $0.78450 to  $ 1.69810 $ 74,998   2.91%    1.35%  to   2.00%   28.83% to   29.64%
December 31, 2008   57,722 $0.60723 to  $ 1.31055 $ 65,031   1.82%    1.35%  to   2.00%  -44.04% to  -43.68%
December 31, 2007   67,856 $1.08191 to  $ 2.32839 $135,883   1.05%    1.35%  to   2.00%    8.30% to    9.00%
December 31, 2006   76,284 $0.99602 to  $ 2.13726 $140,710   0.65%    1.35%  to   2.00%   17.31% to   18.05%

                                              PRUDENTIAL JENNISON PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  182,468 $0.72779 to  $ 2.10942 $309,345   0.44%    1.35%  to   2.00%    9.76% to   10.46%
December 31, 2009  193,983 $0.66114 to  $ 1.91072 $302,738   0.68%    1.35%  to   2.00%   40.23% to   41.12%
December 31, 2008  223,476 $0.47008 to  $ 1.35460 $246,262   0.52%    1.35%  to   2.00%  -38.51% to  -38.11%
December 31, 2007  269,108 $0.76233 to  $ 2.19002 $479,398   0.28%    1.35%  to   2.00%    9.79% to   10.50%
December 31, 2006  323,560 $0.69237 to  $ 1.98290 $525,273   0.28%    1.35%  to   2.00%   -0.20% to    0.44%

                                     PRUDENTIAL SMALL CAPITALIZATION STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   22,234 $2.13000 to  $ 3.21282 $ 62,028   0.82%    1.35%  to   1.65%   23.89% to   24.25%
December 31, 2009   24,533 $1.71932 to  $ 2.58701 $ 55,161   1.86%    1.35%  to   1.65%   23.16% to   23.51%
December 31, 2008   28,369 $1.39606 to  $ 2.09568 $ 51,677   1.16%    1.35%  to   1.65%  -32.16% to  -31.96%
December 31, 2007   35,286 $2.05789 to  $ 3.08163 $ 94,435   0.55%    1.35%  to   1.65%   -2.16% to   -1.86%
December 31, 2006   43,383 $2.10323 to  $ 3.14174 $118,332   0.56%    1.35%  to   1.65%   12.81% to   13.15%

                                       T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   18,469 $1.08424 to  $ 1.47671 $ 27,104   0.93%    1.35%  to   1.65%   12.60% to   12.92%
December 31, 2009   19,690 $0.96293 to  $ 1.30828 $ 25,610   2.73%    1.35%  to   1.65%   49.91% to   50.37%
December 31, 2008   21,047 $0.64232 to  $ 0.87049 $ 18,227   1.89%    1.35%  to   1.65%  -49.54% to  -49.39%
December 31, 2007   24,452 $1.27297 to  $ 1.72087 $ 41,885   1.33%    1.35%  to   1.65%   11.19% to   11.52%
December 31, 2006   29,145 $1.14486 to  $ 1.54392 $ 44,784   1.16%    1.35%  to   1.65%   17.17% to   17.51%

                                          T. ROWE PRICE EQUITY INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   34,755 $1.37716 to  $ 2.13003 $ 73,513   1.89%    1.35%  to   1.65%   13.16% to   13.49%
December 31, 2009   38,561 $1.21705 to  $ 1.87780 $ 71,894   2.00%    1.35%  to   1.65%   23.56% to   23.93%
December 31, 2008   43,431 $0.98503 to  $ 1.51606 $ 65,377   2.30%    1.35%  to   1.65%  -37.15% to  -36.96%
December 31, 2007   52,567 $1.56731 to  $ 2.40627 $125,668   1.67%    1.35%  to   1.65%    1.58% to    1.88%
December 31, 2006   63,395 $1.54295 to  $ 2.36313 $148,936   1.55%    1.35%  to   1.65%   17.03% to   17.39%

                          PREMIER VIT OPCAP MANAGED PORTFOLIO CLASS 1 (EXPIRED APRIL 30, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2010        0 $1.07869 to  $ 1.56512 $      0   3.59%    1.35%  to   1.65%    6.24% to    6.34%
December 31, 2009   54,213 $1.01532 to  $ 1.47202 $ 79,778   2.44%    1.35%  to   1.65%   21.17% to   21.53%
December 31, 2008   62,795 $0.83791 to  $ 1.21179 $ 76,068   3.15%    1.35%  to   1.65%  -29.98% to  -29.77%
December 31, 2007   76,643 $1.19659 to  $ 1.72622 $132,249   2.18%    1.35%  to   1.65%    1.26% to    1.56%
December 31, 2006   91,386 $1.18165 to  $ 1.70043 $155,331   1.81%    1.35%  to   1.65%    7.87% to    8.20%

                                      A64

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- --------------------  -------- ---------- -----------------  ------------------
                         PREMIER VIT NACM SMALL CAP PORTFOLIO CLASS 1 (EXPIRED APRIL 30, 2010)
                   -------------------------------------------------------------------------------------
December 31, 2010        0 $1.78053 to  $1.92596 $      0   0.13%    1.35%  to   1.65%   15.89% to   16.00%
December 31, 2009   18,642 $1.53637 to  $1.66044 $ 30,935   0.05%    1.35%  to   1.65%   13.70% to   14.04%
December 31, 2008   20,849 $1.35126 to  $1.45680 $ 30,355   0.00%    1.35%  to   1.65%  -42.58% to  -42.41%
December 31, 2007   25,325 $2.35334 to  $2.53111 $ 64,058   0.00%    1.35%  to   1.65%   -1.06% to   -0.77%
December 31, 2006   31,549 $2.37865 to  $2.55214 $ 80,472   0.00%    1.35%  to   1.65%   22.07% to   22.43%

                                             INVESCO V.I. CORE EQUITY FUND
                   -------------------------------------------------------------------------------------
December 31, 2010   56,457 $0.95379 to  $1.81190 $100,796   0.96%    1.35%  to   1.65%    7.77% to    8.09%
December 31, 2009   64,231 $0.88500 to  $1.67706 $106,158   1.83%    1.35%  to   1.65%   26.20% to   26.61%
December 31, 2008   72,675 $0.70126 to  $1.32547 $ 95,030   2.04%    1.35%  to   1.65%  -31.28% to  -31.08%
December 31, 2007   87,692 $1.02044 to  $1.92405 $166,656   1.04%    1.35%  to   1.65%    6.35% to    6.66%
December 31, 2006  105,519 $0.95952 to  $1.80467 $188,149   0.67%    1.35%  to   1.65%   14.81% to   15.16%

                                   JANUS ASPEN JANUS PORTFOLIO - INSTITUTIONAL SHARES
                   -------------------------------------------------------------------------------------
December 31, 2010   40,445 $0.78421 to  $1.62786 $ 64,687   1.09%    1.35%  to   1.65%   12.67% to   12.99%
December 31, 2009   45,286 $0.69604 to  $1.44140 $ 64,093   0.53%    1.35%  to   1.65%   34.14% to   34.54%
December 31, 2008   51,812 $0.51888 to  $1.07198 $ 54,523   0.73%    1.35%  to   1.65%  -40.70% to  -40.53%
December 31, 2007   61,484 $0.87503 to  $1.80324 $109,043   0.70%    1.35%  to   1.65%   13.21% to   13.55%
December 31, 2006   73,096 $0.77290 to  $1.58878 $114,155   0.47%    1.35%  to   1.65%    9.57% to    9.91%

                                 JANUS ASPEN OVERSEAS PORTFOLIO - INSTITUTIONAL SHARES
                   -------------------------------------------------------------------------------------
December 31, 2010   37,127 $2.52677 to  $4.54962 $166,661   0.68%    1.35%  to   1.65%   23.28% to   23.64%
December 31, 2009   42,555 $2.04970 to  $3.68158 $154,549   0.56%    1.35%  to   1.65%   76.64% to   77.17%
December 31, 2008   48,523 $1.16037 to  $2.07911 $ 99,657   1.20%    1.35%  to   1.65%  -52.89% to  -52.75%
December 31, 2007   58,643 $2.46327 to  $4.40276 $254,812   0.61%    1.35%  to   1.65%   26.22% to   26.60%
December 31, 2006   70,571 $1.95154 to  $3.47954 $242,355   1.95%    1.35%  to   1.65%   44.65% to   45.08%

                                          MFS RESEARCH SERIES - INITIAL CLASS
                   -------------------------------------------------------------------------------------
December 31, 2010   11,770 $1.02309 to  $1.65543 $ 19,367   0.94%    1.35%  to   1.65%   14.02% to   14.36%
December 31, 2009   13,511 $0.89726 to  $1.44843 $ 19,464   1.49%    1.35%  to   1.65%   28.43% to   28.80%
December 31, 2008   15,464 $0.69863 to  $1.12501 $ 17,310   0.54%    1.35%  to   1.65%  -37.13% to  -36.94%
December 31, 2007   18,594 $1.11117 to  $1.78496 $ 33,009   0.72%    1.35%  to   1.65%   11.36% to   11.69%
December 31, 2006   22,867 $0.99783 to  $1.59906 $ 36,354   0.52%    1.35%  to   1.65%    8.69% to    8.99%

                                           MFS GROWTH SERIES - INITIAL CLASS
                   -------------------------------------------------------------------------------------
December 31, 2010   35,471 $0.90488 to  $1.68460 $ 59,323   0.12%    1.35%  to   1.65%   13.46% to   13.80%
December 31, 2009   40,132 $0.79756 to  $1.48114 $ 59,016   0.32%    1.35%  to   1.65%   35.43% to   35.83%
December 31, 2008   45,316 $0.58889 to  $1.09086 $ 49,106   0.23%    1.35%  to   1.65%  -38.43% to  -38.25%
December 31, 2007   54,292 $0.95653 to  $1.76744 $ 95,336   0.00%    1.35%  to   1.65%   19.20% to   19.55%
December 31, 2006   66,215 $0.80244 to  $1.47914 $ 97,350   0.00%    1.35%  to   1.65%    6.16% to    6.45%

                                             AMERICAN CENTURY VP VALUE FUND
                   -------------------------------------------------------------------------------------
December 31, 2010   13,742 $1.64535 to  $1.98934 $ 27,219   2.20%    1.35%  to   1.65%   11.58% to   11.91%
December 31, 2009   15,043 $1.47454 to  $1.77852 $ 26,635   5.79%    1.35%  to   1.65%   17.92% to   18.27%
December 31, 2008   17,240 $1.25041 to  $1.50461 $ 25,826   2.56%    1.35%  to   1.65%  -27.97% to  -27.75%
December 31, 2007   21,699 $1.73593 to  $2.08379 $ 44,987   1.66%    1.35%  to   1.65%   -6.68% to   -6.41%
December 31, 2006   26,126 $1.86028 to  $2.22761 $ 57,938   1.42%    1.35%  to   1.65%   16.73% to   17.08%

                                     FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND
                   -------------------------------------------------------------------------------------
December 31, 2010   16,566 $1.09508 to  $1.89197 $ 30,563   0.00%    1.35%  to   1.65%   25.55% to   25.93%
December 31, 2009   17,918 $0.87224 to  $1.50320 $ 26,268   0.00%    1.35%  to   1.65%   41.25% to   41.68%
December 31, 2008   19,232 $0.61753 to  $1.06167 $ 19,939   0.00%    1.35%  to   1.65%  -43.43% to  -43.26%
December 31, 2007   22,773 $1.09168 to  $1.87203 $ 41,618   0.00%    1.35%  to   1.65%    9.41% to    9.75%
December 31, 2006   27,564 $0.99775 to  $1.70655 $ 45,925   0.00%    1.35%  to   1.65%    6.93% to    7.25%

                                       PRUDENTIAL JENNISON 20/20 FOCUS PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010   32,078 $1.65622 to  $1.75443 $ 56,225   0.00%    1.35%  to   1.65%    6.08% to    6.40%
December 31, 2009   35,692 $1.56131 to  $1.64969 $ 58,835   0.48%    1.35%  to   1.65%   55.28% to   55.73%
December 31, 2008   38,183 $1.00550 to  $1.05981 $ 40,440   0.56%    1.35%  to   1.65%  -40.14% to  -39.96%
December 31, 2007   44,588 $1.67967 to  $1.76615 $ 78,700   0.56%    1.35%  to   1.65%    8.79% to    9.12%
December 31, 2006   52,651 $1.54401 to  $1.61949 $ 85,221   0.40%    1.35%  to   1.65%   12.28% to   12.61%

                                      A65

                                AT YEAR ENDED                               FOR YEAR ENDED
                   ----------------------------------------  -----------------------------------------------
                                                     NET     INVESTMENT
                   UNITS        UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST      (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ---------------------  ---------- ---------- -----------------  ------------------
                                                   DAVIS VALUE PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2010   31,083 $1.06904 to  $ 1.10314 $   34,079   1.31%    1.35%  to   1.65%   10.93% to   11.25%
December 31, 2009   34,701 $0.96368 to  $ 0.99157 $   34,218   0.88%    1.35%  to   1.65%   29.03% to   29.41%
December 31, 2008   39,032 $0.74684 to  $ 0.76620 $   29,758   0.93%    1.35%  to   1.65%  -41.30% to  -41.12%
December 31, 2007   48,817 $1.27220 to  $ 1.30132 $   63,255   1.06%    1.35%  to   1.65%    2.92% to    3.24%
December 31, 2006   57,391 $1.23605 to  $ 1.26051 $   72,077   0.76%    1.35%  to   1.65%   13.13% to   13.48%

                                 ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO CLASS B
                   ----------------------------------------------------------------------------------------
December 31, 2010    8,341 $0.60717 to  $ 0.62731 $    5,196   0.28%    1.35%  to   1.65%    8.05% to    8.37%
December 31, 2009    9,659 $0.56193 to  $ 0.57885 $    5,555   0.00%    1.35%  to   1.65%   34.88% to   35.31%
December 31, 2008   10,045 $0.41663 to  $ 0.42781 $    4,273   0.00%    1.35%  to   1.65%  -40.80% to  -40.62%
December 31, 2007   11,891 $0.70378 to  $ 0.72051 $    8,527   0.00%    1.35%  to   1.65%   11.76% to   12.10%
December 31, 2006   15,195 $0.62974 to  $ 0.64277 $    9,727   0.00%    1.35%  to   1.65%   -2.26% to   -1.95%

                               PRUDENTIAL SP DAVIS VALUE PORTFOLIO (EXPIRED APRIL 30, 2010)
                   ----------------------------------------------------------------------------------------
December 31, 2010        0 $1.04208 to  $ 1.40975 $        0   0.00%    1.40%  to   2.00%    4.73% to    4.94%
December 31, 2009  113,739 $0.99404 to  $ 1.34344 $  134,636   1.61%    1.40%  to   2.00%   28.70% to   29.46%
December 31, 2008  126,902 $0.77014 to  $ 1.03785 $  115,973   1.48%    1.40%  to   2.00%  -41.06% to  -40.71%
December 31, 2007  148,469 $1.30281 to  $ 1.75049 $  228,363   0.77%    1.40%  to   2.00%    2.52% to    3.13%
December 31, 2006  168,113 $1.26697 to  $ 1.69738 $  250,553   0.82%    1.40%  to   2.00%   12.78% to   13.45%

                                          PRUDENTIAL SP SMALL CAP VALUE PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2010   72,892 $1.42540 to  $ 1.87355 $  127,033   0.65%    1.35%  to   2.00%   23.80% to   24.59%
December 31, 2009   84,747 $1.15021 to  $ 1.50448 $  119,017   1.52%    1.35%  to   2.00%   28.23% to   29.05%
December 31, 2008   94,790 $0.89606 to  $ 1.16633 $  103,259   1.11%    1.35%  to   2.00%  -31.87% to  -31.43%
December 31, 2007  113,884 $1.31385 to  $ 1.70189 $  181,132   0.71%    1.35%  to   2.00%   -5.53% to   -4.92%
December 31, 2006  132,316 $1.38934 to  $ 1.79078 $  221,323   0.54%    1.35%  to   2.00%   12.36% to   13.08%

                                       JANUS ASPEN JANUS PORTFOLIO - SERVICE SHARES
                   ----------------------------------------------------------------------------------------
December 31, 2010   13,323 $0.65560 to  $ 1.46090 $   13,998   0.36%    1.40%  to   2.00%   12.02% to   12.68%
December 31, 2009   16,117 $0.58350 to  $ 1.29652 $   14,998   0.39%    1.40%  to   2.00%   33.34% to   34.14%
December 31, 2008   18,115 $0.43625 to  $ 0.96655 $   12,589   0.58%    1.40%  to   2.00%  -41.05% to  -40.70%
December 31, 2007   20,946 $0.73781 to  $ 1.62992 $   24,219   0.58%    1.40%  to   2.00%   12.54% to   13.21%
December 31, 2006   22,671 $0.65369 to  $ 1.43985 $   22,717   0.28%    1.40%  to   2.00%    8.96% to    9.60%

                    PRUDENTIAL SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO (EXPIRED APRIL 30, 2010)
                   ----------------------------------------------------------------------------------------
December 31, 2010        0 $0.69637 to  $ 1.41258 $        0   0.00%    1.35%  to   2.00%   -0.79% to   -0.58%
December 31, 2009   18,224 $0.70125 to  $ 1.42108 $   19,363   0.00%    1.35%  to   2.00%   41.31% to   42.22%
December 31, 2008   20,787 $0.49478 to  $ 0.99972 $   15,423   0.00%    1.35%  to   2.00%  -39.63% to  -39.24%
December 31, 2007   24,365 $0.81707 to  $ 1.64616 $   29,675   0.00%    1.35%  to   2.00%   12.96% to   13.69%
December 31, 2006   28,857 $0.72113 to  $ 1.44859 $   30,789   0.00%    1.35%  to   2.00%   -2.61% to   -1.98%

                              PRUDENTIAL SP MID CAP GROWTH PORTFOLIO (EXPIRED APRIL 30, 2010)
                   ----------------------------------------------------------------------------------------
December 31, 2010        0 $0.59336 to  $ 1.47246 $        0   0.00%    1.35%  to   2.00%   10.15% to   10.38%
December 31, 2009   60,578 $0.53819 to  $ 1.33420 $   54,422   0.00%    1.35%  to   2.00%   28.91% to   29.74%
December 31, 2008   68,431 $0.41627 to  $ 1.02887 $   47,009   0.00%    1.35%  to   2.00%  -43.69% to  -43.34%
December 31, 2007   83,212 $0.73705 to  $ 1.81642 $  100,293   0.21%    1.35%  to   2.00%   13.92% to   14.65%
December 31, 2006   99,310 $0.64505 to  $ 1.58504 $  103,544   0.00%    1.35%  to   2.00%   -3.86% to   -3.25%

                                       SP PRUDENTIAL U.S. EMERGING GROWTH PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2010   84,602 $1.11678 to  $ 2.47225 $  155,289   0.41%    1.35%  to   2.00%   18.08% to   18.82%
December 31, 2009   63,068 $0.94298 to  $ 2.08159 $   96,283   0.74%    1.35%  to   2.00%   39.10% to   40.00%
December 31, 2008   71,243 $0.67589 to  $ 1.48767 $   77,729   0.30%    1.35%  to   2.00%  -37.48% to  -37.08%
December 31, 2007   87,699 $1.07786 to  $ 2.36566 $  151,175   0.31%    1.35%  to   2.00%   14.52% to   15.25%
December 31, 2006  103,549 $0.93851 to  $ 2.05363 $  154,141   0.00%    1.35%  to   2.00%    7.44% to    8.13%

                                      PRUDENTIAL SP GROWTH ASSET ALLOCATION PORTFOLIO
                   ----------------------------------------------------------------------------------------
December 31, 2010  314,272 $1.04647 to  $11.11512 $  635,833   1.96%    1.35%  to   2.75%   10.85% to   12.37%
December 31, 2009  358,633 $0.93437 to  $ 9.94403 $  636,634   2.20%    1.35%  to   2.75%   22.84% to   24.54%
December 31, 2008  410,509 $0.75284 to  $ 8.02802 $  576,128   1.71%    1.35%  to   2.75%  -38.07% to  -37.21%
December 31, 2007  486,656 $1.20299 to  $12.85451 $1,076,920   1.43%    1.35%  to   2.75%    6.29% to    7.77%
December 31, 2006  550,337 $1.12011 to  $11.99312 $1,137,566   1.88%    1.35%  to   2.75%    9.87% to   11.39%

                                      A66

                               AT YEAR ENDED                              FOR YEAR ENDED
                   --------------------------------------  -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS        UNIT VALUE         ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST      (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  -------- ---------- -----------------  ------------------
                                      PRUDENTIAL SP INTERNATIONAL GROWTH PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  41,904 $ 0.75821 to  $ 1.86993 $ 58,478   1.53%    1.35%  to   2.00%   11.78% to   12.49%
December 31, 2009  48,242 $ 0.67634 to  $ 1.66303 $ 59,612   2.20%    1.35%  to   2.00%   34.47% to   35.33%
December 31, 2008  54,358 $ 0.50159 to  $ 1.22951 $ 48,943   1.65%    1.35%  to   2.00%  -51.27% to  -50.96%
December 31, 2007  63,064 $ 1.02639 to  $ 2.50846 $114,846   0.68%    1.35%  to   2.00%   17.19% to   17.94%
December 31, 2006  67,134 $ 0.87322 to  $13.26174 $104,183   1.78%    1.35%  to   2.50%   18.10% to   19.44%

                                       PRUDENTIAL SP INTERNATIONAL VALUE PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010  35,175 $ 1.07986 to  $ 1.88082 $ 54,613   2.19%    1.40%  to   2.00%    8.64% to    9.28%
December 31, 2009  41,016 $ 0.99108 to  $ 1.72527 $ 57,944   3.14%    1.40%  to   2.00%   29.75% to   30.52%
December 31, 2008  46,484 $ 0.76162 to  $ 1.32501 $ 50,078   2.78%    1.40%  to   2.00%  -45.16% to  -44.83%
December 31, 2007  60,179 $ 1.38459 to  $ 2.40793 $116,626   2.04%    1.40%  to   2.00%   15.75% to   16.44%
December 31, 2006  64,527 $ 1.19259 to  $ 2.07301 $107,561   1.46%    1.40%  to   2.00%   26.57% to   27.32%

                         EVERGREEN VA DIVERSIFIED CAPITAL BUILDER FUND (EXPIRED APRIL 30, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2010       0 $ 0.92849 to  $ 1.07360 $      0   1.79%    1.40%  to   1.85%    3.88% to    4.01%
December 31, 2009     847 $ 0.89271 to  $ 8.50955 $    859   3.03%    1.40%  to   1.85%   37.18% to   38.45%
December 31, 2008     874 $ 0.64479 to  $ 0.74642 $    642   0.00%    1.40%  to   1.85%  -46.50% to  -46.27%
December 31, 2007     940 $ 1.20006 to  $ 1.39050 $  1,290   4.14%    1.40%  to   1.85%    4.73% to    5.21%
December 31, 2006     971 $ 1.14068 to  $ 1.32299 $  1,271   2.47%    1.40%  to   1.85%    7.85% to    8.34%

                                    EVERGREEN VA GROWTH FUND (EXPIRED JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2010       0 $ 1.09384 to  $ 1.49971 $      0   0.00%    1.40%  to   1.85%   -2.16% to   -1.93%
December 31, 2009     527 $ 1.11712 to  $ 1.52924 $    788   0.01%    1.40%  to   1.85%   37.24% to   37.84%
December 31, 2008     653 $ 0.81287 to  $ 1.10941 $    710   0.03%    1.40%  to   1.85%  -42.20% to  -41.94%
December 31, 2007     754 $ 1.40419 to  $ 1.91089 $  1,417   0.00%    1.40%  to   1.85%    9.02% to    9.51%
December 31, 2006     805 $ 1.28611 to  $ 1.74499 $  1,386   0.00%    1.40%  to   1.85%    9.02% to    9.51%

                                     EVERGREEN VA OMEGA FUND (EXPIRED JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2010       0 $ 1.10469 to  $ 1.59365 $      0   0.86%    1.40%  to   1.85%   -6.67% to   -6.44%
December 31, 2009   1,190 $ 1.18075 to  $ 1.70334 $  1,986   1.44%    1.40%  to   1.85%   41.35% to   41.99%
December 31, 2008   1,436 $ 0.83157 to  $ 1.19969 $  1,685   0.00%    1.40%  to   1.85%  -28.52% to  -28.20%
December 31, 2007   1,720 $ 1.15820 to  $ 1.67096 $  2,822   0.53%    1.40%  to   1.85%    9.91% to   10.41%
December 31, 2006   1,986 $ 1.04897 to  $ 1.51345 $  2,962   0.00%    1.40%  to   1.85%    4.10% to    4.56%

                                EVERGREEN VA SPECIAL VALUES FUND (EXPIRED JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2010       0 $ 1.26175 to  $ 1.48283 $      0   0.19%    1.40%  to   1.85%   -3.65% to   -3.42%
December 31, 2009   1,565 $ 1.30838 to  $ 1.53527 $  2,347   0.64%    1.40%  to   1.85%   27.05% to   27.61%
December 31, 2008   1,687 $ 1.02822 to  $ 1.20306 $  1,986   0.99%    1.40%  to   1.85%  -32.55% to  -32.25%
December 31, 2007   2,396 $ 1.52241 to  $ 1.77588 $  4,175   1.43%    1.40%  to   1.85%   -9.21% to   -8.80%
December 31, 2006   2,499 $ 1.67420 to  $ 1.94718 $  4,790   0.79%    1.40%  to   1.85%   19.35% to   19.87%

                             EVERGREEN VA INTERNATIONAL EQUITY FUND (EXPIRED JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2010       0 $11.79312 to  $12.14372 $      0   0.96%    1.40%  to   1.85%   -5.09% to   -4.87%
December 31, 2009      89 $ 9.58066 to  $12.76496 $  1,114   3.39%    1.40%  to   1.85%   13.28% to   14.34%
December 31, 2008     102 $10.91546 to  $11.16365 $  1,115   0.00%    1.40%  to   1.85%  -42.55% to  -42.30%
December 31, 2007     119 $19.00043 to  $19.34629 $  2,265   2.43%    1.40%  to   1.85%   12.90% to   13.41%
December 31, 2006     130 $16.82933 to  $17.05947 $  2,193   3.79%    1.40%  to   1.85%   20.93% to   21.46%

                             EVERGREEN VA FUNDAMENTAL LARGE CAP FUND (EXPIRED JULY 16, 2010)
                   --------------------------------------------------------------------------------------
December 31, 2010       0 $11.53738 to  $11.88045 $      0   0.57%    1.40%  to   1.85%   -6.64% to   -6.42%
December 31, 2009     169 $12.35781 to  $12.69492 $  2,099   1.13%    1.40%  to   1.85%   33.59% to   34.18%
December 31, 2008     246 $ 8.08859 to  $ 9.46109 $  2,293   1.38%    1.40%  to   2.25%  -34.33% to  -33.78%
December 31, 2007     289 $14.03141 to  $14.28687 $  4,082   1.09%    1.40%  to   1.85%    6.31% to    6.79%
December 31, 2006     312 $13.19825 to  $13.37882 $  4,140   1.23%    1.40%  to   1.85%   10.63% to   11.12%

                                     AST ALLIANCEBERNSTEIN GROWTH & INCOME PORTFOLIO
                   --------------------------------------------------------------------------------------
December 31, 2010   6,153 $ 7.59413 to  $13.52811 $ 60,572   1.29%    0.55%  to   3.25%    6.61% to   11.82%
December 31, 2009   2,660 $ 6.96102 to  $12.21751 $ 21,591   3.03%    0.95%  to   2.95%   16.39% to   20.67%
December 31, 2008   1,268 $ 6.41698 to  $ 7.21408 $  8,747   1.64%    1.15%  to   2.40%  -42.08% to  -36.88%
December 31, 2007   1,200 $11.34013 to  $12.33375 $ 14,251   1.20%    1.15%  to   2.10%    2.95% to    3.93%
December 31, 2006     587 $11.77136 to  $11.89718 $  6,827   0.47%    1.40%  to   2.00%   14.98% to   15.65%

                                      A67

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                       AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    4,547 $ 8.07352 to  $13.93020 $   46,365   1.07%    0.55%  to   3.15%    6.83% to   12.77%
December 31, 2009    1,691 $ 7.27792 to  $12.47459 $   14,155   2.22%    0.95%  to   2.95%   15.01% to   23.81%
December 31, 2008      873 $ 6.57914 to  $ 7.56473 $    6,322   2.15%    1.00%  to   2.40%  -36.28% to  -30.56%
December 31, 2007      715 $10.76521 to  $11.75498 $    8,119   2.25%    1.15%  to   2.05%   -2.12% to   -1.25%
December 31, 2006      437 $11.80673 to  $11.93304 $    5,128   1.15%    1.40%  to   2.00%   14.57% to   15.25%

                                    AST SCHRODERS MULTI-ASSET WORLD STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  107,550 $ 9.72815 to  $13.59785 $1,162,964   0.55%    0.55%  to   3.25%    6.71% to   10.76%
December 31, 2009   22,057 $ 9.00260 to  $12.39836 $  217,747   0.99%    0.95%  to   2.95%   22.19% to   26.21%
December 31, 2008    3,114 $ 7.13279 to  $ 8.26716 $   24,553   1.96%    0.95%  to   2.65%  -32.00% to  -27.07%
December 31, 2007    1,579 $10.87140 to  $12.00848 $   18,235   3.52%    1.00%  to   2.65%    6.09% to    7.67%
December 31, 2006      261 $11.06202 to  $11.18026 $    2,875   1.17%    1.40%  to   2.00%    7.52% to    8.16%

                                            AST COHEN & STEERS REALTY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    5,413 $ 8.36127 to  $18.33755 $   62,985   1.27%    0.55%  to   3.25%   17.09% to   27.48%
December 31, 2009    1,873 $ 6.56219 to  $14.52687 $   17,283   2.75%    0.95%  to   2.95%   28.83% to   51.09%
December 31, 2008    1,380 $ 5.02371 to  $ 8.21151 $   10,255   4.90%    1.00%  to   2.40%  -36.58% to  -35.69%
December 31, 2007    1,384 $ 7.81223 to  $12.82033 $   16,506   3.58%    1.00%  to   2.50%  -21.90% to  -20.85%
December 31, 2006    1,358 $15.92598 to  $16.23834 $   21,308   0.84%    1.40%  to   2.50%   33.41% to   34.85%

                                       AST JPMORGAN STRATEGIC OPPORTUNITIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010   56,172 $ 9.90157 to  $12.29454 $  609,347   0.37%    0.55%  to   3.25%    4.24% to    7.11%
December 31, 2009   26,845 $ 9.38319 to  $11.67943 $  282,556   0.82%    0.95%  to   2.95%   15.12% to   20.87%
December 31, 2008   12,707 $ 7.82060 to  $ 9.52935 $  113,204   0.32%    0.95%  to   2.75%  -21.01% to  -18.39%
December 31, 2007    3,548 $10.39915 to  $11.72906 $   39,597   1.61%    1.15%  to   2.65%   -0.70% to    0.78%
December 31, 2006      343 $11.54409 to  $11.66754 $    3,891   1.24%    1.40%  to   2.00%    8.97% to    9.61%

                                                    AST VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    2,189 $ 7.92255 to  $14.08474 $   21,392   1.38%    0.55%  to   3.25%    5.71% to   11.38%
December 31, 2009    1,483 $ 7.11289 to  $12.77034 $   12,662   0.86%    0.95%  to   2.95%   15.49% to   26.46%
December 31, 2008    1,121 $ 6.32963 to  $ 7.95205 $    8,361   2.41%    1.00%  to   2.40%  -38.77% to  -37.92%
December 31, 2007    1,646 $10.19617 to  $12.86054 $   20,277   1.06%    1.00%  to   2.45%   -1.25% to    0.02%
December 31, 2006    1,481 $12.75305 to  $12.88954 $   18,749   0.55%    1.40%  to   2.00%   19.35% to   20.05%

                                      AST NEUBERGER BERMAN SMALL-CAP GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    2,396 $ 8.73801 to  $14.24972 $   25,254   0.00%    0.55%  to   2.95%   13.76% to   19.14%
December 31, 2009      915 $ 7.41439 to  $12.07932 $    7,373   0.00%    0.95%  to   2.95%   19.69% to   21.59%
December 31, 2008      487 $ 6.17342 to  $ 7.28449 $    3,314   0.00%    0.95%  to   2.40%  -43.89% to  -43.08%
December 31, 2007      466 $10.96429 to  $12.85490 $    5,667   0.00%    1.00%  to   2.05%   16.32% to   17.36%
December 31, 2006      274 $10.86446 to  $10.98080 $    2,928   0.00%    1.40%  to   2.00%    5.65% to    6.27%

                                                  AST HIGH YIELD PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    6,243 $10.64904 to  $13.94919 $   69,557   3.61%    0.55%  to   3.25%    6.67% to   12.43%
December 31, 2009    1,858 $ 9.86035 to  $12.52966 $   19,507   3.94%    0.95%  to   2.90%   24.31% to   34.28%
December 31, 2008      769 $ 7.42367 to  $ 7.97763 $    6,054   8.92%    0.95%  to   2.40%  -27.29% to  -25.76%
December 31, 2007      807 $10.58506 to  $10.86456 $    8,670   9.83%    1.15%  to   2.15%    0.31% to    1.31%
December 31, 2006      790 $10.54352 to  $10.75063 $    8,438   5.61%    1.40%  to   2.50%    7.67% to    8.83%

                                         AST FEDERATED AGGRESSIVE GROWTH PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    3,503 $ 9.80048 to  $16.89809 $   40,832   0.04%    0.55%  to   3.25%   20.64% to   31.30%
December 31, 2009    1,490 $ 7.46424 to  $12.99734 $   12,797   0.20%    0.95%  to   2.55%   29.38% to   31.41%
December 31, 2008      741 $ 5.92475 to  $ 7.39352 $    5,080   0.00%    1.15%  to   2.40%  -45.41% to  -38.18%
December 31, 2007      899 $10.81494 to  $13.40975 $   11,436   0.00%    1.15%  to   2.45%    8.54% to    9.94%
December 31, 2006      687 $11.99215 to  $12.22751 $    8,206   0.00%    1.40%  to   2.50%   10.16% to   11.36%

                                                AST MID-CAP VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    2,712 $ 9.84588 to  $16.05923 $   30,901   0.46%    0.55%  to   3.25%   13.94% to   22.45%
December 31, 2009      919 $ 8.24232 to  $13.24524 $    8,484   1.75%    0.95%  to   2.95%   31.78% to   37.58%
December 31, 2008      519 $ 6.33563 to  $ 7.22665 $    3,559   1.05%    1.15%  to   2.40%  -39.58% to  -34.05%
December 31, 2007      540 $10.44960 to  $11.84309 $    6,093   0.38%    1.15%  to   2.05%    0.68% to    1.58%
December 31, 2006      396 $11.56440 to  $11.68807 $    4,521   0.33%    1.40%  to   2.00%   12.01% to   12.67%

                                      A68

                               AT YEAR ENDED                             FOR YEAR ENDED
                   -------------------------------------  -----------------------------------------------
                                                   NET    INVESTMENT
                   UNITS        UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)   LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------ ----------------------  ------- ---------- -----------------  ------------------
                                            AST SMALL - CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  3,661  $10.21456 to  $16.01106 $41,903   0.41%    0.55%  to   3.25%   13.88% to   24.81%
December 31, 2009  1,917  $ 8.19364 to  $12.95541 $17,742   1.67%    0.95%  to   2.95%   24.02% to   29.87%
December 31, 2008  1,506  $ 6.56669 to  $ 8.14863 $11,281   1.14%    1.00%  to   2.40%  -31.37% to  -25.48%
December 31, 2007  1,043  $ 9.43656 to  $11.75648 $11,457   0.98%    1.00%  to   2.50%   -7.92% to   -6.69%
December 31, 2006    826  $12.38691 to  $12.63027 $10,168   0.26%    1.40%  to   2.50%   17.12% to   18.39%

                                    AST GOLDMAN SACHS CONCENTRATED GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  5,727  $ 9.78196 to  $13.90429 $63,050   0.07%    0.55%  to   3.25%    6.48% to    9.25%
December 31, 2009  3,085  $ 8.95378 to  $12.85313 $32,211   0.00%    0.95%  to   2.95%   27.10% to   47.99%
December 31, 2008  1,115  $ 6.05017 to  $ 7.74360 $ 8,051   0.14%    0.95%  to   2.40%  -41.67% to  -34.07%
December 31, 2007  1,013  $11.42452 to  $13.14587 $12,624   0.00%    1.00%  to   2.10%   11.64% to   12.69%
December 31, 2006    470  $11.57079 to  $11.69442 $ 5,341   0.00%    1.40%  to   2.00%    7.84% to    8.48%

                                       AST GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  7,400  $10.81269 to  $15.86600 $88,581   0.00%    0.55%  to   3.25%   12.74% to   18.70%
December 31, 2009  2,818  $ 9.33692 to  $13.49906 $30,759   0.00%    0.95%  to   2.95%   33.32% to   55.61%
December 31, 2008    953  $ 6.59238 to  $ 7.63476 $ 6,917   0.00%    1.00%  to   2.40%  -42.18% to  -35.31%
December 31, 2007    919  $11.48986 to  $13.07586 $11,535   0.00%    1.00%  to   2.50%   16.42% to   17.98%
December 31, 2006    526  $10.99262 to  $11.11019 $ 5,727   0.00%    1.40%  to   2.00%    4.20% to    4.81%

                                             AST LARGE-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  8,210  $ 7.33176 to  $14.14819 $73,771   0.98%    0.95%  to   3.25%    5.18% to   12.09%
December 31, 2009  7,331  $ 6.54070 to  $12.74667 $56,990   2.87%    0.95%  to   2.95%   16.63% to   26.67%
December 31, 2008  7,349  $ 5.52836 to  $ 6.82177 $48,882   2.22%    0.95%  to   2.40%  -42.86% to  -39.90%
December 31, 2007  1,453  $ 9.84473 to  $11.82253 $16,500   1.17%    1.00%  to   2.50%   -5.37% to   -4.10%
December 31, 2006  1,336  $12.22726 to  $12.35800 $16,175   0.71%    1.40%  to   2.00%   16.14% to   16.83%

                                        AST LORD ABBETT BOND-DEBENTURE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  4,379  $10.70748 to  $13.45763 $50,715   5.46%    0.55%  to   3.25%    7.21% to   12.35%
December 31, 2009  1,958  $10.22891 to  $12.09710 $21,733   7.38%    0.95%  to   2.90%   19.82% to   33.34%
December 31, 2008  1,183  $ 8.17364 to  $ 8.54833 $ 9,951   8.49%    1.15%  to   2.40%  -25.05% to  -24.13%
December 31, 2007  1,292  $10.32185 to  $11.29424 $14,416   6.93%    1.00%  to   2.45%    3.54% to    4.87%
December 31, 2006    857  $10.68176 to  $10.79596 $ 9,191   3.08%    1.40%  to   2.00%    7.65% to    8.29%

                                          AST MARSICO CAPITAL GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  9,228  $ 9.06112 to  $14.95140 $99,289   0.61%    0.55%  to   3.25%   11.96% to   18.63%
December 31, 2009  5,649  $ 7.63844 to  $12.72864 $50,094   0.84%    0.95%  to   2.95%   26.37% to   28.54%
December 31, 2008  4,708  $ 6.23147 to  $ 7.27809 $33,179   0.51%    1.00%  to   2.40%  -44.98% to  -39.89%
December 31, 2007  2,732  $11.47337 to  $13.09923 $34,478   0.21%    1.00%  to   2.50%   12.15% to   13.65%
December 31, 2006  1,874  $11.43214 to  $11.55444 $21,237   0.04%    1.40%  to   2.00%    5.14% to    5.76%
                                                AST MFS GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  2,603  $ 9.24407 to  $13.45761 $27,605   0.10%    0.55%  to   3.25%    7.59% to   11.72%
December 31, 2009    986  $ 8.27409 to  $12.16473 $ 9,338   0.16%    0.95%  to   2.95%   20.52% to   23.13%
December 31, 2008    674  $ 6.96848 to  $ 8.31391 $ 5,322   0.26%    1.00%  to   2.40%  -37.80% to  -31.22%
December 31, 2007    521  $11.68399 to  $13.23519 $ 6,623   0.04%    1.15%  to   2.50%   12.29% to   13.79%
December 31, 2006    316  $11.43531 to  $11.65979 $ 3,606   0.00%    1.40%  to   2.50%    6.99% to    8.15%

                                     AST NEUBERGER BERMAN MID-CAP GROWTH PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  5,335  $ 9.35229 to  $15.62143 $64,482   0.00%    0.55%  to   3.25%   18.48% to   27.47%
December 31, 2009  2,096  $ 7.52062 to  $12.37664 $20,645   0.00%    0.95%  to   2.95%   23.25% to   28.57%
December 31, 2008  1,398  $ 6.43407 to  $ 8.62745 $11,182   0.00%    1.15%  to   2.40%  -44.52% to  -36.46%
December 31, 2007  1,637  $12.18878 to  $15.39741 $23,863   0.00%    1.15%  to   2.15%   19.62% to   20.81%
December 31, 2006    897  $12.64173 to  $12.77698 $11,182   0.00%    1.40%  to   2.00%   11.83% to   12.49%

                                   AST NEUBERGER BERMAN / LSV MID-CAP VALUE PORTFOLIO
                   -------------------------------------------------------------------------------------
December 31, 2010  7,174  $ 9.62757 to  $16.62562 $78,392   1.02%    0.55%  to   3.25%   11.27% to   22.27%
December 31, 2009  3,024  $ 7.99019 to  $13.73161 $26,629   1.77%    0.95%  to   2.90%   34.71% to   39.32%
December 31, 2008  1,606  $ 5.79288 to  $ 6.90162 $10,553   1.70%    0.95%  to   2.40%  -43.61% to  -37.17%
December 31, 2007  1,766  $10.24685 to  $12.12014 $20,640   0.75%    1.00%  to   2.05%    1.09% to    1.99%
December 31, 2006  1,552  $11.78698 to  $11.91306 $18,210   0.41%    1.40%  to   2.00%    8.58% to    9.23%

                                      A69

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                         AST PIMCO LIMITED MATURITY BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    9,358 $ 9.97411 to  $12.07057 $  102,959   2.31%    0.55%  to   3.25%   -0.33% to    2.92%
December 31, 2009    4,168 $10.42590 to  $11.78015 $   48,312   5.30%    0.95%  to   2.95%    4.36% to    9.19%
December 31, 2008    2,767 $ 9.71676 to  $10.83660 $   29,608   5.18%    1.00%  to   2.40%   -2.91% to    0.11%
December 31, 2007    1,059 $10.47408 to  $10.86715 $   11,400   5.72%    1.00%  to   2.45%    4.23% to    5.58%
December 31, 2006      795 $10.11927 to  $10.31847 $    8,158   2.26%    1.40%  to   2.50%    1.29% to    2.39%

                                         AST ALLIANCEBERNSTEIN CORE VALUE PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    4,615 $ 7.31183 to  $14.34884 $   43,678   1.20%    0.95%  to   3.25%    4.43% to   12.18%
December 31, 2009    2,161 $ 6.68122 to  $12.91774 $   16,542   3.44%    0.95%  to   2.95%   20.89% to   27.90%
December 31, 2008      798 $ 5.65507 to  $ 6.73924 $    5,075   3.35%    1.00%  to   2.40%  -43.25% to  -42.46%
December 31, 2007      862 $ 9.82815 to  $11.75873 $    9,668   1.79%    1.00%  to   2.15%   -5.61% to   -4.67%
December 31, 2006      466 $12.12703 to  $12.36530 $    5,631   0.54%    1.40%  to   2.50%   18.39% to   19.68%

                                             AST QMA US EQUITY ALPHA PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    1,934 $ 7.98785 to  $14.46757 $   19,154   0.58%    0.55%  to   2.95%    8.14% to   13.97%
December 31, 2009      983 $ 7.12555 to  $12.82018 $    7,830   1.73%    0.95%  to   2.95%   18.97% to   27.22%
December 31, 2008      754 $ 5.90465 to  $ 7.04101 $    5,014   2.28%    0.95%  to   2.40%  -40.16% to  -39.29%
December 31, 2007      749 $10.70742 to  $11.65038 $    8,305   2.05%    1.15%  to   2.05%    0.02% to    0.92%
December 31, 2006      362 $11.45078 to  $11.57321 $    4,107   0.87%    1.40%  to   2.00%   10.40% to   11.05%

                                       AST T. ROWE PRICE NATURAL RESOURCES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010   18,820 $ 9.78665 to  $16.26883 $  237,118   0.41%    0.55%  to   3.25%   15.18% to   19.32%
December 31, 2009    9,564 $ 8.23044 to  $13.76951 $  111,200   1.38%    0.95%  to   2.95%   32.80% to   47.95%
December 31, 2008    6,046 $ 5.58255 to  $ 9.18555 $   50,318   0.62%    1.00%  to   2.40%  -51.16% to  -45.19%
December 31, 2007    5,783 $13.49811 to  $18.62348 $  101,044   0.63%    1.00%  to   2.45%   37.13% to   38.90%
December 31, 2006    4,374 $13.15868 to  $13.44068 $   57,658   0.25%    1.40%  to   2.60%   12.94% to   14.27%

                                        AST T. ROWE PRICE ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  146,126 $ 9.85367 to  $13.30202 $1,581,659   0.78%    0.55%  to   3.25%    5.89% to   10.49%
December 31, 2009   42,023 $ 9.03658 to  $12.15888 $  421,914   2.06%    0.95%  to   2.95%   20.34% to   22.97%
December 31, 2008   16,314 $ 7.43372 to  $ 8.81488 $  135,699   1.83%    0.95%  to   2.65%  -27.86% to  -23.34%
December 31, 2007   12,963 $10.57860 to  $12.06970 $  149,839   1.72%    1.00%  to   2.65%    3.56% to    5.11%
December 31, 2006    1,013 $11.27006 to  $11.51159 $   11,427   1.12%    1.40%  to   2.60%    9.65% to   10.94%

                                              AST MFS GLOBAL EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    6,015 $ 9.74368 to  $14.70491 $   67,368   0.40%    0.55%  to   3.25%    7.95% to   10.99%
December 31, 2009    1,713 $ 8.77866 to  $13.37974 $   18,281   1.77%    0.95%  to   2.95%   28.43% to   32.84%
December 31, 2008      924 $ 7.15759 to  $ 9.03881 $    7,771   1.24%    1.00%  to   2.40%  -35.54% to  -28.62%
December 31, 2007      832 $10.95164 to  $13.88494 $   10,944   2.53%    1.00%  to   2.05%    7.19% to    8.15%
December 31, 2006      606 $12.62250 to  $12.87030 $    7,572   0.36%    1.40%  to   2.50%   21.28% to   22.59%

                                        AST JPMORGAN INTERNATIONAL EQUITY PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    8,842 $ 8.34866 to  $14.30022 $   90,495   0.97%    0.55%  to   3.25%    4.10% to    7.63%
December 31, 2009    3,788 $ 8.06067 to  $13.60349 $   36,077   3.65%    0.95%  to   2.95%   32.70% to   34.60%
December 31, 2008    1,881 $ 5.98845 to  $ 8.06508 $   13,887   2.59%    0.95%  to   2.40%  -42.76% to  -36.31%
December 31, 2007    1,777 $10.97941 to  $13.95132 $   23,122   1.69%    1.00%  to   2.50%    6.76% to    8.19%
December 31, 2006    1,171 $12.79052 to  $12.92733 $   14,739   0.71%    1.40%  to   2.00%   20.39% to   21.10%

                                          AST T. ROWE PRICE GLOBAL BOND PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010    6,415 $10.20242 to  $12.51967 $   70,483   2.41%    0.55%  to   3.25%    2.24% to    4.75%
December 31, 2009    2,631 $10.44910 to  $11.97584 $   30,156   7.16%    0.95%  to   2.55%    9.49% to   11.06%
December 31, 2008    2,190 $ 9.44110 to  $10.80461 $   22,605   5.04%    1.00%  to   2.40%   -5.95% to   -3.40%
December 31, 2007    1,472 $10.42389 to  $11.20170 $   15,781   3.92%    1.15%  to   2.45%    7.01% to    8.39%
December 31, 2006      736 $ 9.73239 to  $ 9.92364 $    7,289   1.28%    1.40%  to   2.50%    3.69% to    4.81%

                                         AST AGGRESSIVE ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010   15,551 $ 8.45893 to  $14.36696 $  151,898   0.49%    0.95%  to   2.95%   11.35% to   13.56%
December 31, 2009   16,369 $ 7.44914 to  $12.77693 $  141,974   1.06%    0.95%  to   2.95%    1.10% to   27.22%
December 31, 2008    5,852 $ 5.85514 to  $ 7.01024 $   39,367   0.72%    0.95%  to   2.40%  -43.68% to  -37.29%
December 31, 2007    5,323 $11.05096 to  $12.32551 $   63,388   0.16%    1.00%  to   2.65%    6.72% to    8.31%
December 31, 2006    3,488 $11.29471 to  $11.40838 $   39,020   0.00%    1.40%  to   2.35%   13.04% to   14.09%

                                      A70

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                       AST CAPITAL GROWTH ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  297,589 $ 9.03449 to  $13.70422 $3,101,702   1.02%    0.55%  to   3.25%    7.43% to   12.31%
December 31, 2009  182,179 $ 8.15083 to  $12.32315 $1,672,572   1.87%    0.95%  to   2.95%   21.96% to   24.15%
December 31, 2008  113,271 $ 6.59783 to  $ 7.79077 $  849,426   0.98%    0.95%  to   2.75%  -36.68% to  -31.11%
December 31, 2007  126,428 $11.01224 to  $12.14221 $1,492,030   0.24%    1.00%  to   2.75%    6.78% to    8.48%
December 31, 2006   64,776 $11.06284 to  $11.22130 $  715,917   0.00%    1.40%  to   2.75%   10.64% to   12.11%

                                     AST ACADEMIC STRATEGIES ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  241,208 $ 9.28559 to  $13.43083 $2,538,982   0.83%    0.55%  to   3.25%    7.15% to   10.91%
December 31, 2009  135,488 $ 8.48293 to  $12.22943 $1,275,037   2.33%    0.95%  to   2.95%   21.03% to   23.19%
December 31, 2008   99,125 $ 6.92031 to  $ 7.99594 $  766,747   1.13%    0.95%  to   2.75%  -33.66% to  -28.71%
December 31, 2007  103,751 $10.91282 to  $11.89376 $1,203,763   0.37%    1.00%  to   2.75%    6.27% to    7.96%
December 31, 2006   59,537 $10.88808 to  $11.04402 $  649,011   0.00%    1.40%  to   2.75%    8.78% to   10.23%

                                          AST BALANCED ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  308,411 $ 9.68344 to  $13.27946 $3,322,650   0.78%    0.55%  to   3.25%    6.51% to   11.26%
December 31, 2009  196,484 $ 8.76833 to  $12.05401 $1,919,182   1.22%    0.95%  to   2.95%    0.42% to   22.14%
December 31, 2008   53,051 $ 7.30442 to  $ 8.27064 $  424,592   1.06%    0.95%  to   2.75%  -30.61% to  -26.37%
December 31, 2007   36,429 $10.86097 to  $11.76251 $  418,781   0.33%    1.00%  to   2.75%    6.14% to    7.83%
December 31, 2006   18,790 $10.78120 to  $10.93553 $  203,025   0.00%    1.40%  to   2.75%    7.61% to    9.04%

                                        AST PRESERVATION ASSET ALLOCATION PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  199,628 $10.40137 to  $12.60207 $2,211,567   1.26%    0.55%  to   3.25%    4.97% to    9.53%
December 31, 2009  115,717 $ 9.58079 to  $11.61945 $1,210,537   0.92%    0.95%  to   2.95%   -0.03% to   18.91%
December 31, 2008   30,030 $ 8.12914 to  $ 9.09941 $  265,987   0.81%    0.95%  to   2.75%  -21.64% to  -18.78%
December 31, 2007   11,972 $10.96110 to  $11.45988 $  134,485   0.30%    1.15%  to   2.75%    5.80% to    7.48%
December 31, 2006    5,216 $10.53839 to  $10.68916 $   55,169   0.00%    1.40%  to   2.75%    5.08% to    6.47%

                                         AST FIRST TRUST BALANCED TARGET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010   95,851 $ 8.97842 to  $13.80890 $1,008,799   1.36%    0.55%  to   3.25%    9.25% to   13.29%
December 31, 2009   37,024 $ 8.03026 to  $12.30994 $  325,778   3.84%    0.95%  to   2.95%   20.65% to   23.42%
December 31, 2008   18,094 $ 6.57782 to  $ 7.34272 $  130,124   2.24%    0.95%  to   2.65%  -36.18% to  -32.22%
December 31, 2007   16,265 $10.77036 to  $11.35095 $  181,880   0.53%    1.00%  to   2.65%    5.74% to    7.32%
December 31, 2006    5,918 $10.50581 to  $10.60336 $   62,296   0.00%    1.40%  to   2.60%    5.08% to    6.05%

                                   AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  131,381 $ 8.66171 to  $14.20708 $1,380,684   0.85%    0.55%  to   3.25%   14.30% to   17.90%
December 31, 2009   58,998 $ 7.40130 to  $12.16947 $  483,351   2.18%    0.95%  to   2.95%    0.09% to   24.79%
December 31, 2008   23,483 $ 5.97509 to  $ 6.74838 $  154,549   1.25%    0.95%  to   2.75%  -42.30% to  -37.21%
December 31, 2007   23,824 $11.11363 to  $11.54148 $  270,043   0.32%    1.00%  to   2.75%    8.42% to   10.14%
December 31, 2006    7,226 $10.39574 to  $10.50452 $   75,157   0.00%    1.40%  to   2.75%    3.98% to    5.06%

                                             AST ADVANCED STRATEGIES PORTFOLIO
                   -----------------------------------------------------------------------------------------
December 31, 2010  137,362 $ 9.94879 to  $13.85960 $1,496,355   0.91%    0.55%  to   3.25%    8.08% to   12.64%
December 31, 2009   51,794 $ 8.94949 to  $12.42655 $  502,645   2.84%    0.95%  to   2.95%   22.94% to   25.01%
December 31, 2008   27,547 $ 7.19429 to  $ 7.98587 $  214,852   1.96%    0.95%  to   2.65%  -31.62% to  -27.56%
December 31, 2007   27,228 $10.83452 to  $11.53588 $  308,459   0.51%    1.00%  to   2.65%    6.67% to    8.26%
December 31, 2006   10,308 $10.58428 to  $10.68260 $  109,035   0.00%    1.40%  to   2.60%    5.87% to    6.84%

                            AST T. ROWE PRICE LARGE-CAP GROWTH PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2010   13,777 $10.04316 to  $14.96577 $  152,422   0.00%    0.55%  to   3.25%   10.53% to   14.72%
December 31, 2009    6,994 $ 8.97301 to  $13.17447 $   67,092   0.00%    0.95%  to   2.95%   31.06% to   51.93%
December 31, 2008    5,295 $ 6.20861 to  $ 6.64158 $   33,149   0.14%    1.00%  to   2.40%  -41.96% to  -38.73%
December 31, 2007      491 $11.05504 to  $11.23891 $    5,475   0.19%    1.15%  to   2.15%    5.94% to    7.00%
December 31, 2006      171 $10.44162 to  $10.50381 $    1,789   0.00%    1.15%  to   2.05%    5.05% to    5.67%

                                     AST MONEY MARKET PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2010   12,763 $ 9.53428 to  $10.55197 $  128,581   0.02%    0.55%  to   3.25%   -2.84% to   -0.43%
December 31, 2009    6,856 $ 9.80318 to  $10.67105 $   71,974   0.24%    0.95%  to   2.95%   -2.34% to   -0.70%
December 31, 2008    6,401 $10.04509 to  $10.76754 $   68,076   2.25%    0.95%  to   2.65%   -0.14% to    1.54%
December 31, 2007    1,486 $10.29973 to  $10.62479 $   15,685   4.76%    1.00%  to   2.65%    2.18% to    3.70%
December 31, 2006      899 $10.18444 to  $10.24522 $    9,197   3.28%    1.15%  to   2.05%    1.85% to    2.45%

                                      A71

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                                   AST SMALL-CAP GROWTH PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2010    5,749 $11.41543 to  $17.59375 $   70,222   0.21%    0.55%  to   3.25%   25.34% to   35.13%
December 31, 2009    3,575 $ 8.52896 to  $13.14833 $   31,797   0.05%    0.95%  to   2.95%   30.52% to   32.65%
December 31, 2008    3,394 $ 6.42979 to  $ 6.77186 $   22,897   0.00%    0.95%  to   2.40%  -36.52% to  -33.33%
December 31, 2007      216 $10.38230 to  $10.53785 $    2,265   0.00%    1.15%  to   2.05%    4.99% to    5.93%
December 31, 2006       65 $ 9.88919 to  $ 9.94820 $      645   0.00%    1.15%  to   2.05%   -0.16% to    0.43%

                               AST PIMCO TOTAL RETURN BOND PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2010  113,266 $10.24378 to  $13.12390 $1,231,961   1.52%    0.55%  to   3.25%    2.38% to    6.70%
December 31, 2009   51,426 $ 9.92546 to  $12.32370 $  540,684   0.63%    0.95%  to   2.95%   -0.60% to   15.43%
December 31, 2008    2,743 $ 9.36846 to  $10.69755 $   28,962   3.78%    0.95%  to   2.40%   -6.45% to   -3.18%
December 31, 2007    1,086 $10.89859 to  $11.07079 $   11,917   3.60%    1.15%  to   2.10%    6.07% to    7.07%
December 31, 2006      331 $10.27835 to  $10.33968 $    3,413   0.00%    1.15%  to   2.05%    3.08% to    3.69%

                                 AST INTERNATIONAL VALUE PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2010    3,757 $ 7.92905 to  $14.29181 $   39,039   0.70%    0.55%  to   3.25%    7.59% to   10.04%
December 31, 2009    1,307 $ 7.38580 to  $13.11671 $   11,673   2.16%    0.95%  to   2.95%   27.44% to   29.64%
December 31, 2008      761 $ 6.22962 to  $ 7.03242 $    5,280   2.62%    1.15%  to   2.40%  -45.32% to  -38.11%
December 31, 2007      709 $12.39325 to  $12.70293 $    8,933   1.47%    1.15%  to   2.65%   14.75% to   16.46%
December 31, 2006      214 $10.84310 to  $10.90770 $    2,330   0.00%    1.15%  to   2.05%    8.32% to    8.96%

                                 AST INTERNATIONAL GROWTH PORTFOLIO (AVAILABLE MAY 1, 2006)
                   -----------------------------------------------------------------------------------------
December 31, 2010    3,921 $ 7.97297 to  $14.92060 $   40,509   0.29%    0.55%  to   3.25%   11.22% to   14.67%
December 31, 2009    1,455 $ 7.20534 to  $13.28533 $   11,795   1.59%    0.95%  to   2.95%   30.13% to   34.02%
December 31, 2008      761 $ 5.96394 to  $ 6.16356 $    4,624   1.46%    1.15%  to   2.40%  -51.40% to  -50.80%
December 31, 2007      550 $12.32194 to  $12.52703 $    6,830   0.67%    1.15%  to   2.15%   16.53% to   17.69%
December 31, 2006      183 $10.58063 to  $10.64379 $    1,943   0.00%    1.15%  to   2.05%    5.89% to    6.52%

                          AST WESTERN ASSET CORE PLUS BOND PORTFOLIO (AVAILABLE NOVEMBER 19, 2007)
                   -----------------------------------------------------------------------------------------
December 31, 2010   15,299 $10.29052 to  $11.38650 $  161,902   1.28%    0.55%  to   3.25%    2.93% to    6.78%
December 31, 2009    3,801 $10.05881 to  $10.76877 $   38,962   3.37%    0.95%  to   2.95%    7.10% to   10.58%
December 31, 2008      543 $ 9.12808 to  $ 9.37876 $    5,058   0.13%    0.95%  to   2.40%   -8.80% to   -6.10%
December 31, 2007        3 $ 9.97564 to  $ 9.97564 $       25   0.00%    2.00%  to   2.00%   -0.23% to   -0.23%

                                  NVIT DEVELOPING MARKETS FUND (AVAILABLE MARCH 14, 2005)
                   -----------------------------------------------------------------------------------------
December 31, 2010    1,496 $16.70438 to  $17.28741 $   25,524   0.00%    1.40%  to   2.00%   13.86% to   14.54%
December 31, 2009    1,437 $14.67036 to  $15.09299 $   21,453   1.15%    1.40%  to   2.00%   59.05% to   59.99%
December 31, 2008    1,133 $ 9.22392 to  $ 9.43370 $   10,589   0.72%    1.40%  to   2.00%  -58.69% to  -58.44%
December 31, 2007    1,575 $22.02354 to  $22.70075 $   35,530   0.45%    1.40%  to   2.50%   39.99% to   41.52%
December 31, 2006    1,265 $15.87100 to  $16.04073 $   20,210   0.59%    1.40%  to   2.00%   31.94% to   32.72%

                              AST INVESTMENT GRADE BOND PORTFOLIO (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010   11,978 $10.54049 to  $13.07585 $  153,555   6.62%    0.55%  to   2.65%    5.34% to    9.77%
December 31, 2009   23,600 $10.83253 to  $11.91239 $  277,671   1.31%    0.95%  to   2.30%    8.49% to   10.26%
December 31, 2008   65,795 $10.69598 to  $10.80437 $  706,744   0.00%    0.95%  to   2.05%    6.98% to    8.05%

                                    AST BOND PORTFOLIO 2018 (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010    1,423 $11.92705 to  $12.31074 $   17,224   0.93%    1.30%  to   2.40%    8.58% to    9.76%
December 31, 2009    2,189 $10.98462 to  $11.21615 $   24,289   0.29%    1.30%  to   2.40%   -8.25% to   -7.26%
December 31, 2008    2,046 $11.97274 to  $12.09377 $   24,606   0.00%    1.30%  to   2.40%   19.75% to   20.95%

                                    AST BOND PORTFOLIO 2019 (AVAILABLE JANUARY 28, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010    1,229 $11.80330 to  $12.18296 $   14,732   0.74%    1.30%  to   2.40%    8.75% to    9.93%
December 31, 2009    1,467 $10.85345 to  $11.08225 $   16,102   0.28%    1.30%  to   2.40%   -9.86% to   -8.88%
December 31, 2008    1,619 $12.04125 to  $12.16291 $   19,590   0.00%    1.30%  to   2.40%   20.44% to   21.64%

                                 AST GLOBAL REAL ESTATE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010    2,120 $ 9.43708 to  $16.44739 $   23,406   1.16%    0.55%  to   3.25%   14.58% to   19.07%
December 31, 2009      355 $ 8.03953 to  $13.95016 $    2,911   1.02%    0.95%  to   2.95%   31.93% to   41.49%
December 31, 2008       27 $ 6.09375 to  $ 6.12807 $      164   0.00%    1.15%  to   2.40%  -40.11% to  -39.78%

                         AST PARAMETRIC EMERGING MARKETS EQUITY PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010   12,640 $10.78803 to  $17.76396 $  144,882   0.30%    0.55%  to   3.25%   16.24% to   21.12%
December 31, 2009    2,787 $ 9.03476 to  $14.81166 $   25,629   0.28%    0.95%  to   2.95%   46.36% to   64.95%
December 31, 2008       97 $ 5.55599 to  $ 5.58718 $      540   0.00%    1.15%  to   2.40%  -44.99% to  -44.69%

                                      A72

                                 AT YEAR ENDED                               FOR YEAR ENDED
                   -----------------------------------------  -----------------------------------------------
                                                      NET     INVESTMENT
                   UNITS         UNIT VALUE          ASSETS     INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST       (000S)     RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------- ----------------------  ---------- ---------- -----------------  ------------------
                       FRANKLIN TEMPLETON VIP FOUNDING FUNDS ALLOCATION FUND (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010  114,431 $ 8.98185 to  $13.88351 $1,165,490   3.85%    0.55%  to   3.25%    5.60% to    9.20%
December 31, 2009   26,709 $ 8.36337 to  $12.83927 $  228,762   5.19%    0.95%  to   2.95%   26.66% to   28.84%
December 31, 2008    3,342 $ 6.60055 to  $ 6.67497 $   22,207   4.54%    0.95%  to   2.65%  -34.50% to  -33.77%

                           AST GOLDMAN SACHS SMALL-CAP VALUE PORTFOLIO (AVAILABLE JULY 21, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010    6,209 $11.36904 to  $15.88201 $   72,334   0.34%    0.55%  to   3.25%   14.10% to   25.57%
December 31, 2009    1,010 $ 9.43289 to  $12.77276 $    9,809   0.89%    0.95%  to   2.95%   23.87% to   28.33%
December 31, 2008       71 $ 7.61489 to  $ 7.66279 $      545   0.00%    1.00%  to   2.40%  -24.10% to  -23.63%

                             AST CLS GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010   78,031 $ 9.16080 to  $13.85815 $  815,840   0.26%    0.55%  to   3.25%    8.82% to   13.27%
December 31, 2009   19,248 $ 8.22388 to  $12.35611 $  162,373   0.37%    0.95%  to   2.95%   22.12% to   25.66%
December 31, 2008    1,750 $ 6.65498 to  $ 6.73005 $   11,717   0.03%    0.95%  to   2.65%  -34.10% to  -33.36%

                            AST CLS MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010   87,541 $ 9.56692 to  $13.11882 $  917,592   0.43%    0.55%  to   3.25%    6.86% to   10.86%
December 31, 2009   22,971 $ 8.77459 to  $11.95029 $  206,515   0.28%    0.95%  to   2.95%   18.25% to   22.23%
December 31, 2008    3,073 $ 7.29981 to  $ 7.38211 $   22,578   0.01%    0.95%  to   2.65%  -27.59% to  -26.77%

                           AST HORIZON GROWTH ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010   53,201 $ 9.70638 to  $13.68833 $  564,005   0.23%    0.55%  to   3.25%    7.84% to   12.75%
December 31, 2009   13,284 $ 8.75409 to  $12.26108 $  118,947   0.26%    0.95%  to   2.95%   21.32% to   25.48%
December 31, 2008    1,149 $ 7.09425 to  $ 7.17421 $    8,203   0.01%    0.95%  to   2.65%  -29.84% to  -29.05%

                          AST HORIZON MODERATE ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010   65,121 $ 9.88878 to  $12.99556 $  686,924   0.37%    0.55%  to   3.25%    6.02% to   10.55%
December 31, 2009   17,717 $ 9.09584 to  $11.87199 $  164,854   0.20%    0.95%  to   2.95%   17.66% to   22.22%
December 31, 2008    2,161 $ 7.56739 to  $ 7.65257 $   16,459   0.01%    0.95%  to   2.65%  -24.99% to  -24.15%

                            AST FI PYRAMIS(R) ASSET ALLOCATION PORTFOLIO (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010   36,638 $ 9.72512 to  $13.32052 $  391,883   0.27%    0.55%  to   3.25%    7.69% to   12.26%
December 31, 2009    6,536 $ 8.80911 to  $11.98361 $   58,908   0.32%    0.95%  to   2.95%   18.10% to   20.09%
December 31, 2008      746 $ 7.45897 to  $ 7.54313 $    5,599   0.01%    0.95%  to   2.65%  -26.17% to  -25.34%

                                    PROFUND VP CONSUMER SERVICES (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010        7 $10.64073 to  $11.32891 $       80   0.00%    0.55%  to   2.30%   12.97% to   19.60%
December 31, 2009        2 $ 8.95999 to  $ 9.08577 $       16   0.00%    1.50%  to   2.00%   27.80% to   28.87%
December 31, 2008        1 $ 7.01089 to  $ 7.02706 $       10   0.00%    2.00%  to   2.35%  -31.72% to  -31.56%

                                     PROFUND VP CONSUMER GOODS (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010       12 $10.41504 to  $11.12815 $      125   0.00%    0.55%  to   2.30%   10.84% to   15.85%
December 31, 2009        8 $ 9.07106 to  $ 9.22877 $       74   1.22%    1.30%  to   2.00%   18.77% to   20.01%
December 31, 2008        7 $ 7.65475 to  $ 7.69024 $       55   3.00%    1.30%  to   2.00%  -24.13% to  -23.78%

                                       PROFUND VP FINANCIALS (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010      152 $ 6.39982 to  $10.29102 $      987   0.32%    0.55%  to   2.30%    3.05% to    9.29%
December 31, 2009      121 $ 5.90194 to  $ 5.98047 $      722   2.96%    1.50%  to   2.30%   12.42% to   13.31%
December 31, 2008       36 $ 5.26042 to  $ 5.27796 $      192   2.57%    1.50%  to   2.00%  -49.35% to  -49.18%

                                       PROFUND VP HEALTH CARE (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010       87 $ 9.75359 to  $10.01278 $      864   0.23%    0.55%  to   2.30%   -1.37% to    1.52%
December 31, 2009       41 $ 9.70197 to  $ 9.86247 $      401   0.76%    1.30%  to   2.30%   16.81% to   18.02%
December 31, 2008       21 $ 8.29892 to  $ 8.35649 $      172   0.44%    1.30%  to   2.35%  -18.25% to  -17.69%

                                       PROFUND VP INDUSTRIALS (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010       24 $ 8.89801 to  $11.41249 $      214   0.20%    1.50%  to   2.35%   14.03% to   21.92%
December 31, 2009       11 $ 7.35928 to  $ 7.46270 $       85   0.53%    1.50%  to   2.35%   21.25% to   22.27%
December 31, 2008        9 $ 6.06953 to  $ 6.10367 $       53   0.00%    1.50%  to   2.35%  -40.29% to  -39.96%

                                     PROFUND VP MID-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -----------------------------------------------------------------------------------------
December 31, 2010       52 $10.47890 to  $11.80941 $      579   0.00%    0.55%  to   2.30%   18.01% to   26.77%
December 31, 2009       17 $ 8.34760 to  $ 8.48599 $      145   0.00%    1.30%  to   2.30%   35.21% to   36.54%
December 31, 2008        8 $ 6.18606 to  $ 6.21489 $       48   0.00%    1.30%  to   2.00%  -38.58% to  -38.30%

                                      A73

                               AT YEAR ENDED                              FOR YEAR ENDED
                   -------------------------------------   -----------------------------------------------
                                                    NET    INVESTMENT
                   UNITS         UNIT VALUE        ASSETS    INCOME   EXPENSE RATIO**     TOTAL RETURN***
                   (000S)    LOWEST -- HIGHEST     (000S)    RATIO*   LOWEST -- HIGHEST  LOWEST -- HIGHEST
                   ------  ----------------------  ------- ---------- -----------------  ------------------
                                    PROFUND VP MID-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     46   $ 9.69632 to  $11.17632 $   456    0.26%   0.55%  to   2.30%   11.96% to   18.91%
December 31, 2009     26   $ 8.23508 to  $ 8.37151 $   215    1.47%   1.30%  to   2.30%   27.93% to   29.19%
December 31, 2008      5   $ 6.44994 to  $ 6.47989 $    32    0.00%   1.30%  to   2.00%  -36.69% to  -36.40%

                                     PROFUND VP REAL ESTATE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     83   $ 8.37375 to  $11.60561 $   707    3.90%   0.95%  to   2.30%   15.86% to   22.85%
December 31, 2009     67   $ 6.86993 to  $ 6.96107 $   467    4.03%   1.50%  to   2.30%   25.02% to   26.01%
December 31, 2008     11   $ 5.50600 to  $ 5.52429 $    63    0.00%   1.50%  to   2.00%  -46.33% to  -46.15%

                                  PROFUND VP SMALL-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     51   $10.27873 to  $15.29722 $   550    0.00%   0.55%  to   2.90%   17.66% to   24.11%
December 31, 2009     20   $ 8.36346 to  $ 8.50207 $   171    0.00%   1.30%  to   2.30%   23.27% to   24.55%
December 31, 2008      6   $ 6.79469 to  $ 6.82623 $    42    0.00%   1.30%  to   2.00%  -32.82% to  -32.50%

                                   PROFUND VP SMALL-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     25   $10.04307 to  $11.09991 $   259    0.07%   0.95%  to   2.30%   11.22% to   20.54%
December 31, 2009     22   $ 8.41420 to  $ 8.55355 $   187    0.48%   1.30%  to   2.30%   17.69% to   18.86%
December 31, 2008      2   $ 7.18696 to  $ 7.19653 $    15    0.00%   1.30%  to   1.50%  -29.74% to  -29.64%

                                 PROFUND VP TELECOMMUNICATIONS (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     25   $ 8.57621 to  $12.26438 $   246    2.48%   0.55%  to   2.35%   13.03% to   22.07%
December 31, 2009     16   $ 7.58749 to  $ 7.69379 $   121   10.90%   1.50%  to   2.35%    4.86% to    5.73%
December 31, 2008      6   $ 7.23615 to  $ 7.27660 $    40    0.00%   1.50%  to   2.35%  -29.60% to  -29.20%

                                      PROFUND VP UTILITIES(AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     36   $ 8.05537 to  $10.86454 $   295    2.48%   0.55%  to   2.30%    3.57% to    8.26%
December 31, 2009     38   $ 7.77777 to  $ 7.88054 $   297    5.44%   1.50%  to   2.30%    8.25% to    9.10%
December 31, 2008      5   $ 7.19947 to  $ 7.22327 $    39    0.93%   1.50%  to   2.00%  -28.71% to  -28.47%

                                  PROFUND VP LARGE-CAP GROWTH (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     71   $ 9.38481 to  $11.03756 $   677    0.06%   0.55%  to   2.30%   10.49% to   11.73%
December 31, 2009     67   $ 8.48227 to  $ 8.59420 $   574    0.00%   1.50%  to   2.30%   26.82% to   27.82%
December 31, 2008      1   $ 6.70176 to  $ 6.72390 $     8    0.00%   1.50%  to   2.00%  -33.72% to  -33.50%

                                   PROFUND VP LARGE-CAP VALUE (AVAILABLE MAY 1, 2008)
                   -------------------------------------------------------------------------------------
December 31, 2010     89   $ 8.04896 to  $10.76394 $   733    0.89%   0.55%  to   2.30%    7.47% to   11.78%
December 31, 2009     45   $ 7.29354 to  $ 7.45124 $   330    3.70%   1.00%  to   2.30%   16.78% to   18.28%
December 31, 2008      2   $ 6.25789 to  $ 6.28698 $    15    2.52%   1.30%  to   2.00%  -38.90% to  -38.61%

                          AST JENNISON LARGE-CAP VALUE PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010  2,319   $10.44965 to  $11.61473 $24,809    0.02%   0.55%  to   3.25%    4.81% to   12.65%
December 31, 2009     47   $10.29149 to  $10.30741 $   487    0.00%   1.15%  to   2.35%    1.45% to    1.59%

                         AST JENNISON LARGE-CAP GROWTH PORTFOLIO (AVAILABLE NOVEMBER 16, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010  1,478   $10.66273 to  $11.35800 $16,039    0.00%   0.95%  to   3.25%    6.95% to   10.27%
December 31, 2009     24   $10.27380 to  $10.30032 $   249    0.00%   0.95%  to   2.95%    1.89% to    2.14%

                   CREDIT SUISSE TRUST INTERNATIONAL EQUITY FLEX III PORTFOLIO (AVAILABLE DECEMBER 14, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010    891   $11.14481 to  $11.17971 $ 9,951    0.10%   1.35%  to   1.65%   10.41% to   10.74%
December 31, 2009    962   $10.09396 to  $10.09567 $ 9,709    0.00%   1.35%  to   1.65%    0.27% to    0.28%

                                  AST BOND PORTFOLIO 2020 (AVAILABLE JANUARY 2, 2009)
                   -------------------------------------------------------------------------------------
December 31, 2010  1,771   $ 9.54633 to  $10.66744 $17,133    0.00%   1.30%  to   3.25%    5.41% to   10.41%
December 31, 2009    114   $ 8.74021 to  $ 8.83518 $   996    0.00%   1.30%  to   2.40%  -12.60% to  -11.65%

                                  AST BOND PORTFOLIO 2017 (AVAILABLE JANUARY 4, 2010)
                   -------------------------------------------------------------------------------------
December 31, 2010    450   $10.47326 to  $10.59081 $ 4,746    0.00%   1.90%  to   3.25%    4.76% to    5.92%

                                  AST BOND PORTFOLIO 2021 (AVAILABLE JANUARY 4, 2010)
                   -------------------------------------------------------------------------------------
December 31, 2010  2,261   $10.64953 to  $11.06626 $24,883    0.00%   1.30%  to   3.25%    6.42% to   10.66%

                                      A74

                              AT YEAR ENDED                                FOR YEAR ENDED
                   ------------------------------------      ---------------------------------------------
                                                       NET   INVESTMENT
                   UNITS            UNIT VALUE        ASSETS   INCOME   EXPENSE RATIO**    TOTAL RETURN***
                   (000S)       LOWEST -- HIGHEST     (000S)   RATIO*   LOWEST -- HIGHEST  LOWEST --HIGHEST
                   ------     ----------------------  ------ ---------- -----------------  ----------------
                   WELLS FARGO ADVANTAGE VT CORE EQUITY PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010)
                   ----------------------------------------------------------------------------------
December 31, 2010   148       $14.13115 to  $14.58096 $2,102   0.00%    1.40%  to   1.85%  22.45% to  22.70%

                        WELLS FARGO ADVANTAGE VT INTERNATIONAL EQUITY PORTFOLIO SHARE CLASS 1
                                              (AVAILABLE JULY 16, 2010)
                   ----------------------------------------------------------------------------------
December 31, 2010    68       $14.26638 to  $14.72045 $  984   0.00%    1.40%  to   1.85%  20.82% to  21.07%

                            WELLS FARGO ADVANTAGE VT OMEGA GROWTH PORTFOLIO SHARE CLASS 1
                                              (AVAILABLE JULY 16, 2010)
                   ----------------------------------------------------------------------------------
December 31, 2010   961       $ 1.39498 to  $ 2.01236 $1,889   0.00%    1.40%  to   1.85%  26.02% to  26.28%

                          WELLS FARGO ADVANTAGE VT SMALL CAP GROWTH PORTFOLIO SHARE CLASS 1
                                              (AVAILABLE JULY 16, 2010)
                   ----------------------------------------------------------------------------------
December 31, 2010    66       $12.23884 to  $12.26392 $  804   0.00%    1.40%  to   1.85%  27.58% to  27.84%

                   WELLS FARGO ADVANTAGE VT SMALL CAP VALUE PORTFOLIO SHARE CLASS 1 (AVAILABLE JULY 16, 2010
                   ----------------------------------------------------------------------------------
December 31, 2010   183       $11.79431 to  $11.81846 $2,156   0.00%    1.40%  to   1.85%  21.79% to  22.03%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period. Contract owners may experience different total returns based on their investment options. Investment options with a date notation indicate the effective date of that investment option in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2010 or from the effective date of the subaccount through the end of the reporting period.

                                      A75

        A.  MORTALITY RISK AND EXPENSE RISK CHARGES

        The mortality risk and expense risk charges are applied daily against the net assets of the separate account attributable to each of the contracts. Mortality risk is that annuitants may live longer than estimated and expense risk is that the cost of issuing and administering the contracts may exceed related charges by Pruco Life. The mortality risk and expense risk charges are assessed through the reduction in unit values.

        B.  ADMINISTRATION CHARGE

        The administration charge is applied daily against the net assets held in each subaccount. Administration charges include costs associated with issuing the contract, establishing and maintaining records, and providing reports to contract owners. This charge is assessed through the redemption of units.

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ---------------------------------------------------------------------------
   0.55%     Premier Retirement Advisor - No Optional Benefits
   0.95%     Premier Bb Series - No Optional Benefits
             Premier Retirement Advisor - With HAV
   1.15%     Premier B Series - No Optional Benefits
             Premier Retirement Advisor - With HD GRO II OR GRO Plus II
   1.30%     Premier Bb Series - with HD GRO
             Premier Retirement B - No Optional Benefits
   1.35%     Discovery Choice Basic - No Optional Benefits
             Premier Retirement Advisor - With Combo 5% and HAV
   1.40%     No Optional Benefits
               Discovery Select Variable Annuity (0.15% Admin and 1.25% M&E)
               Discovery Preferred Variable Annuity (0.15% Admin and 1.25% M&E)
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
   1.45%     Premier Bb Series 5% Roll Up and HAV or HDV
   1.50%     No Optional Benefits
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
               Premier B Series with HD GRO
   1.52%     Strategic Partners Select GMDB with Step Up and Roll Up
   1.55%     Premier X Series - No Optional Benefits
             Premier Bb Series with LT5 or HD5
             Premier Bb Series - with HD GRO
             Premier Retirement Advisor - With HAV and HD GRO II OR HAV and GRO Plus II
   1.60%     Strategic Partners FlexElite - No Optional Benefits
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   1.65%     No Optional Benefit
               Discovery Choice Enhanced
               Strategic Partners Enhanced FlexElite
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with GMDB with Step Up and Roll Up

                                      A76

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ ----------------------------------------------------------------------------------------------
             Premier B Series with HDV
             Premier B Series with Roll-up & HAV
   1.70%     GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             GMDB with-Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced - Non Bonus Version
             GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
             Premier Bb Series with SLT5
             Premier Retirement B - With HAV
             Premier Retirement L - No Optional Benefits
   1.75%     Premier B Series with LT5 or HD5
             GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
             GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             Premier B Series with HD GRO
             Premier Bb Series with GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement C - No Optional Benefits
   1.80%     Strategic Partners FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Plus Enhanced - Bonus Version with GMDB with Step Up and Roll Up
             Strategic Partners Annuity One Enhanced - Bonus Version with GMDB with Greater of Roll Up and
              Step Up
             Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   1.85%     GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             Premier L Series with HD GRO
             Premier Retirement X - No Optional Benefits
   1.90%     Premier B Series with SLT5
             With HDV
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
             Strategic Partners Enhanced FlexElite with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners FlexElite with GMDB with Greater of Roll Up and Step Up
             Premier X Series with HD GRO
             Premier B Series with GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement B - With HD GRO II OR GRO Plus II
   1.95%     Premier Retirement Advisor - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO
              Plus II
   2.00%     Strategic Partners Enhanced FlexElite GMDB with-Greater of Roll Up or Step Up
             With HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             With LT5 or HD5
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
               Strategic Partners Advisor
             Premier L Series with HDV
             Premier L Series with Roll-up & HAV

                                      A77

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ -------------------------------------------------------------------------------------------
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.05%     Premier X Series with HDV
             Premier X Series with Roll-up & HAV
             Premier Bb Series with LT5
             Premier Bb Series with LT5 and HDV
             Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Premier B Series 5% Roll Up and HAV and HD GRO
   2.10%     Strategic Partners Enhanced FlexElite with HDV
             With LT5 or HD5
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
               Premier L Series
             Premier L Series with HD GRO
             Premier Retirement B - With Combo 5% and HAV
             Premier Retirement L - With HAV
   2.15%     With SLT5
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
             Premier X Series with LT5 or HD5
             Premier X Series with HD GRO
             Premier Retirement C - With HAV
   2.20%     Strategic Partners FlexElite - No Optional Benefits
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
   2.25%     Strategic Partners Enhanced FlexElite with LT5 or HD5
             With SLT5
               Premier L Series
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
             Strategic Partners Advisor with LT5 or HD5 and GMDB with Step Up and Roll Up
             Premier B Series with LT5
             Premier B Series with LT5 and HDV
             Premier B Series with LT5 or HD5 and Roll-up & HAV
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Premier Retirement X - With HAV
   2.30%     Premier X Series with SLT5
             Strategic Partners Plus Enhanced - Non Bonus Version with LT5 or HD5 and GMDB with Step Up and Roll Up
             With LT5 or HD5 and GMDB with Step Up and Roll Up
               Strategic Partners Plus
               Strategic Partners Plus Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB with Greater of Roll Up and Step Up
               Strategic Partners Annuity One
               Strategic Partners Annuity One Enhanced - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced - Bonus Version
               Strategic Partners Plus Enhanced - Bonus Version
             Premier L Series with GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement B - With HAV and HD GRO II OR HAV and GRO Plus II
             Premier Retirement L - With HD GRO II OR GRO Plus II
   2.35%     With LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Non Bonus Version

                                      A78

ASSET-BASED
CHARGE LEVEL DESCRIPTION OF WHEN APPLICABLE
------------ --------------------------------------------------------------------------------------------------
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
             With LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
               Strategic Partners Annuity One Enhanced III - Bonus Version
               Strategic Partners Plus Enhanced III - Bonus Version
             Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Premier X Series with GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Bb Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement C - With HD GRO II OR GRO Plus II
   2.40%     Strategic Partners Annuity One Enhanced - Bonus Version with LT5 or HD5 and GMDB with
              Greater of Roll Up and Step Up
             Strategic Partners Plus Enhanced - Bonus Version with LT5 or HD5 and GMDB with Step Up and
              Roll Up
             Strategic Partners FlexElite with LT5 or HD5 and GMDB with GMDB Annual Step Up or 5% Roll Up
             Strategic Partners Enhanced FlexElite with SLT5
             Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.45%     With LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             Premier Retirement X - With HD GRO II OR GRO Plus II
   2.50%     Strategic Partners FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB Annual Step Up or 5% Roll Up
             With LT5 or HD5 and with HDV
               Strategic Partners Annuity One Enhanced III - Non Bonus Version
               Strategic Partners Plus Enhanced III - Non Bonus Version
             Premier B Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
             Premier Retirement L - With Combo 5% and HAV
   2.55%     Premier Retirement C - With Combo 5% and HAV
   2.60%     Strategic Partners Enhanced FlexElite with LT5 or HD5 and GMDB with-Greater of Roll Up or Step Up
             With LT5 or HD5 and with HDV
               Strategic Partners Plus Enhanced III - Bonus Version
               Strategic Partners Annuity One Enhanced III - Bonus Version
             Premier L Series with LT5
             Premier L Series with LT5 and HDV
             Premier L Series with LT5 or HD5 and Roll-up & HAV
             Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
   2.65%     Premier X Series with LT5
             Premier X Series with LT5 and HDV
             Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up
             Premier X Series with LT5 or HD5 and Roll-up & HAV
             Premier Retirement X - With Combo 5% and HAV
   2.70%     Premier Retirement B - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
             Premier Retirement L - With HAV and HD GRO II OR HAV and GRO Plus II
   2.75%     Strategic Partners Enhanced FlexElite with SLT5 with HDV
             Premier Retirement C - With HAV and HD GRO II OR HAV and GRO Plus II
   2.85%     Premier Retirement X - With HAV and HD GRO II OR HAV and GRO Plus II
   2.90%     Premier L Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   2.95%     Premier X Series with HD GRO and GMDB Annual Step Up or 5% Roll Up with HAV
   3.10%     Premier Retirement L - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
   3.15%     Premier Retirement C - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II
   3.25%     Premier Retirement X - With Combo 5%/HAV and HD GRO II OR Combo 5%/HAV and GRO Plus II

        C.  WITHDRAWAL CHARGES

        A withdrawal charge may be made upon full or partial contract owner redemptions. The charge compensates Pruco Life of New Jersey for paying all of the expenses of selling and distributing the contracts, including sales commissions, printing of prospectuses, sales administration, preparation of sales literature, and other promotional activities. No withdrawal charge is imposed whenever earnings are withdrawn. The range for withdrawal charges is 0%-8%. The charge is assessed through the redemption of units.

                                      A79

        D.  OTHER RELATED CHARGES

        For Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Highest Daily Lifetime Seven with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, the fee is a percentage of the Protected Withdrawal Value that is deducted pro rata from the Subaccounts on a quarterly basis.

        For Highest Daily Lifetime Six Plus, Highest Daily Lifetime Six Plus with Lifetime Income Accelerator, Spousal Highest Daily Lifetime Six Plus, and Spousal Highest Daily Lifetime Six Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus, Highest Daily Lifetime Seven Plus with Beneficiary Income Option, Highest Daily Lifetime Seven Plus with Lifetime Income Accelerator, and Spousal Highest Daily Lifetime Seven Plus, the fee is the greater of the account value or the Protected Withdrawal Value that is deducted pro rata from the Subaccounts on a quarterly basis.

NOTE 8: OTHER

        Contract owner net payments--represent contract owner contributions under the Variable Annuity Policies reduced by applicable deductions, charges, and state premium taxes.

        Annuity payments--represent periodic payments distributed under the terms of the policy.

        Surrenders, withdrawals, and death benefits--are payments to contract owners and beneficiaries made under the terms of the Variable Annuity Policies, and amounts that contract owners have requested to be withdrawn or paid to them.

        Net transfers between other subaccounts or fixed rate options--are amounts that contract owners have directed to be moved among subaccounts, including permitted transfers to and from the Guaranteed Interest Account and Market Value Adjustment.

        Withdrawals and other charges--are various contract level charges as described in contract charges and features section located above.

                                      A80

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of
Pruco Life Flexible Premium Variable Annuity Account and the Board of Directors of Pruco Life Insurance Company

       In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts listed in Note 1 of the Pruco Life Flexible Premium Variable Annuity Account at December 31, 2010, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Pruco Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2010 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 1, 2011

                                      A81

                         PRUCO LIFE INSURANCE COMPANY
                     Consolidated Financial Statements and
            Report of Independent Registered Public Accounting Firm

                          December 31, 2010 and 2009

                         PRUCO LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                             Page
Financial Statements                                                        Number
--------------------                                                        ------
Management's Annual Report on Internal Control Over Financial Reporting....    F-2

Report of Independent Registered Public Accounting Firm....................    F-3

Consolidated Financial Statements:.........................................

Consolidated Statements of Financial Position - December 31, 2010 and 2009.    F-4

Consolidated Statements of Operations and Comprehensive Income
Years ended December 31, 2010, 2009 and 2008...............................    F-5

Consolidated Statements of Stockholder's Equity
Years ended December 31, 2010, 2009 and 2008...............................    F-6

Consolidated Statements of Cash Flows
Years ended December 31, 2010, 2009 and 2008...............................    F-7

Notes to Consolidated Financial Statements.................................    F-8

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Pruco Life Insurance Company ("the Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2010, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission
(COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2010.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to final rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 11, 2011

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Pruco Life Insurance Company:

In our opinion, the accompanying consolidated statements of financial position and the related statements of operations and comprehensive income, of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Pruco Life Insurance Company (a wholly owned subsidiary of The Prudential Insurance Company of America) and its subsidiaries at December 31, 2010 and December 31, 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the consolidated financial statements, the Company changed its method of determining and recording other-than-temporary impairment for debt securities on January 1, 2009.

/s/ PRICEWATERHOUSECOOPERS LLP

New York, New York
March 11, 2011

Pruco Life Insurance Company

Consolidated Statements of Financial Position
As of December 31, 2010 and 2009 (in thousands, except share amounts)
--------------------------------------------------------------------------------

                                                                                             2010             2009
                                                                                       ---------------- ----------------
ASSETS
Fixed maturities available for sale, at fair value (amortized cost, 2010--$5,701,829;
 2009--$5,669,377)                                                                       $    6,042,303   $    5,854,073
Equity securities available for sale,
 at fair value (cost, 2010--$17,964; 2009--$27,332)                                              19,407           27,642
Trading account assets at fair value                                                             22,705           26,937
Policy loans                                                                                  1,061,607        1,012,014
Short-term investments                                                                          246,904          172,913
Commercial mortgage loans                                                                     1,275,022        1,048,346
Other long-term investments                                                                     131,994           73,671
                                                                                       ---------------- ----------------
  Total investments                                                                           8,799,942        8,215,596
Cash and cash equivalents                                                                       364,999          143,111
Deferred policy acquisition costs                                                             3,377,557        2,483,494
Accrued investment income                                                                        92,806           90,120
Reinsurance recoverable                                                                       2,727,161        2,396,095
Receivables from parent and affiliates                                                          249,339          263,268
Deferred sales inducements                                                                      537,943          296,341
Other assets                                                                                     53,375           31,730
Separate account assets                                                                      43,269,091       25,163,277
                                                                                       ---------------- ----------------
TOTAL ASSETS                                                                              $  59,472,213    $  39,083,032
                                                                                       ================ ================

LIABILITIES AND EQUITY
LIABILITIES
Policyholders' account balances                                                          $    7,509,169   $    6,794,721
Future policy benefits and other policyholder liabilities                                     3,327,549        3,145,520
Cash collateral for loaned securities                                                            76,574          196,166
Securities sold under agreement to repurchase                                                     2,957           11,540
Income taxes payable                                                                            548,280          514,762
Short-term debt to affiliates                                                                         -                -
Long-term debt to affiliates                                                                    895,000
Payables to parent and affiliates                                                                41,910         - 34,156
Other liabilities                                                                               475,489          315,308
Separate account liabilities                                                                 43,269,091       25,163,277
                                                                                       ---------------- ----------------
TOTAL LIABILITIES                                                                            56,146,019   $   36,175,450
                                                                                       ---------------- ----------------

COMMITMENTS AND CONTINGENT LIABILITIES (See Note 12)

EQUITY
Common stock, ($10 par value;
  1,000,000 shares, authorized;
  250,000 shares, issued and outstanding)                                                         2,500            2,500
Additional paid-in capital                                                                      792,226          828,858
Retained earnings                                                                             2,370,525        2,000,457
Accumulated other comprehensive income                                                          160,943           75,767
                                                                                       ---------------- ----------------
TOTAL EQUITY                                                                                  3,326,194        2,907,582
                                                                                       ---------------- ----------------
TOTAL LIABILITIES AND EQUITY                                                             $   59,472,213   $   39,083,032
                                                                                       ================ ================

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Operations and Comprehensive Income
Years Ended December 31, 2010, 2009 and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                                               2010          2009         2008
                                                                           ------------- ------------ ------------
REVENUES
Premiums                                                                     $    66,392   $   71,593   $   76,794
Policy charges and fee income                                                    589,051      653,134      686,149
Net investment income                                                            438,244      406,040      363,751
Asset administration fees                                                         81,358       34,004       24,903
Other income                                                                      51,319       45,841       28,783
Realized investment gains/(losses), net;
  Other-than-temporary impairments on fixed
  maturity securities                                                          (120,637)     (97,552)     (57,790)
  Other-than-temporary impairments on fixed
  maturity securities transferred to Other
  Comprehensive Income                                                           108,826       65,656            -
  Other realized investment gains (losses), net                                  122,445    (437,288)      263,996
                                                                           ------------- ------------ ------------
    Total realized investment gains (losses), net                                110,634    (469,184)      206,206
                                                                           ------------- ------------ ------------
Total revenues                                                                 1,336,998      741,428    1,386,586
                                                                           ------------- ------------ ------------

BENEFITS AND EXPENSES

Policyholders' benefits                                                            (891)      160,333      339,148
Interest credited to policyholders' account balances                             250,517      271,379      213,371
Amortization of deferred policy acquisition costs                                 93,125      294,286      308,617
General, administrative and other expenses                                       352,366      217,181      211,121
                                                                           ------------- ------------ ------------

Total benefits and expenses                                                      695,117      943,179    1,072,257
                                                                           ------------- ------------ ------------

Income (Loss) from operations before income taxes                                641,881    (201,751)      314,329

Income Taxes:
  Current                                                                        157,318       93,658    (126,180)
  Deferred                                                                        14,495    (229,618)      191,184
                                                                           ------------- ------------ ------------
Income tax expense (benefit)                                                     171,813    (135,960)       65,004
                                                                           ------------- ------------ ------------
NET INCOME/(LOSS)                                                                470,068     (65,791)      249,325
                                                                           ------------- ------------ ------------

Change in net unrealized investment gains/(losses) and changes in foreign
 currency translation, net of taxes (1)                                           85,176      232,438    (155,000)
                                                                           ------------- ------------ ------------

COMPREHENSIVE INCOME                                                         $   555,244   $  166,647   $   94,325
                                                                           ============= ============ ============

(1) Amounts are net of tax expense of $46 million, $111 million and $83 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Stockholder's Equity
Years Ended December 31, 2010, 2009 and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                                                                 Total
                                                                                              Accumulated
                                                                   Additional                    Other
                                                         Common     Paid-in-     Retained    Comprehensive     Total
                                                          Stock     Capital      Earnings    Income (Loss)    Equity
                                                        --------- ------------ ------------- ------------- -------------
Balance, December 31, 2007                                $ 2,500   $  455,664   $ 1,797,387   $   17,865    $ 2,273,416

Net Income                                                                           249,325                     249,325

Contributed Capital                                             -      360,000             -            -        360,000

Cumulative effect of changes in accounting
principles, net of taxes                                        -            -             -        (477)          (477)

Change in net unrealized investment (losses), net of
taxes                                                           -            -             -    (154,523)      (154,523)
                                                        --------- ------------ ------------- ------------  -------------

Balance, December 31, 2008                                $ 2,500   $  815,664   $ 2,046,712  ($ 137,135)    $ 2,727,741
                                                        --------- ------------ ------------- ------------  -------------

Net income                                                                          (65,791)                    (65,791)

Contributed Capital                                             -       13,194             -            -         13,194

Change in foreign currency translation adjustments,
net of taxes                                                    -            -             -          227            227

Impact of adoption of new guidance for other-than-
temporary impairments of debt securities, net of taxes                                19,536     (19,536)              -

Change in net unrealized investment (losses), net of
taxes                                                           -            -             -      232,211        232,211
                                                        --------- ------------ ------------- ------------  -------------

Balance, December 31, 2009                                $ 2,500   $  828,858   $ 2,000,457   $   75,767    $ 2,907,582
                                                        --------- ------------ ------------- ------------  -------------

Net income                                                                           470,068                     470,068

Contributed Capital                                             -           10             -            -             10

Affiliated Asset Transfers                                      -     (36,642)             -            -       (36,642)

Dividend to Parent                                              -                  (100,000)            -      (100,000)

Change in foreign currency
translation adjustments, net
of taxes                                                        -            -             -        (127)          (127)

Change in net unrealized investment gains/(losses),
net of taxes                                                    -            -             -       85,303         85,303
                                                        --------- ------------ ------------- ------------  -------------

Balance, December 31, 2010                                $ 2,500   $  792,226   $ 2,370,525   $  160,943    $ 3,326,194
                                                        ========= ============ ============= ============  =============

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company

Consolidated Statements of Cash Flows
Years Ended December 31, 2010, 2009 and 2008 (in thousands)
--------------------------------------------------------------------------------

                                                                         2010            2009             2008
                                                                    -------------- ---------------- ----------------
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net (Loss)/Income                                                     $    470,068     $   (65,791)     $    249,325
Adjustments to reconcile net income to net cash from (used in)
 operating activities:
  Policy charges and fee income                                          (202,268)        (266,769)        (207,498)
  Interest credited to policyholders' account balances                     250,517          271,379          213,371
  Realized investment (gains)/losses, net                                (110,634)          469,184        (206,206)
  Amortization and other non-cash items                                   (20,870)         (10,451)          (5,505)
  Change in:
    Future policy benefits and other policyholders' liabilities            728,898          475,721          603,349
    Reinsurance recoverable                                              (819,599)        (533,781)        (384,087)
    Accrued investment income                                              (2,686)         (10,959)          (5,193)
    Receivables from parent and affiliates                                (37,402)           94,287         (30,500)
    Payables to parent and affiliates                                        7,754         (41,496)           15,446
    Deferred policy acquisition costs                                    (966,699)        (251,131)        (163,154)
    Income taxes payable                                                  (12,338)         (67,851)           76,532
    Deferred sales inducements                                           (246,006)         (94,526)         (71,899)
    Other, net                                                            (34,532)         (16,104)        (116,754)
                                                                    -------------- ---------------- ----------------
CASH FLOWS USED IN OPERATING ACTIVITIES                                  (995,797)         (48,288)         (32,773)
                                                                    -------------- ---------------- ----------------

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
  Proceeds from the sale/maturity/prepayment of:
    Fixed maturities available for sale                                  1,843,933        1,673,613        1,485,142
    Policy loans                                                           115,225          150,744          110,856
    Commercial mortgage loans                                               64,520           46,286           20,553
    Equity securities, available for sale                                   15,978           19,541             (47)
    Trading account assets, available for sale                               4,527                5                -
  Payments for the purchase of:
    Fixed maturities available for sale                                (1,846,086)      (2,443,789)      (2,019,688)
    Policy loans                                                         (119,752)        (117,727)        (109,096)
    Commercial mortgage loans                                            (305,789)        (230,550)        (126,892)
    Equity securities, available for sale                                  (6,777)         (19,636)                -
    Trading account assets, available for sale                                   -         (13,301)          (8,803)
  Notes receivable from parent and affiliates, net                          55,863        (143,419)          (8,687)
  Other long term investments, net                                        (33,684)            2,325          (9,343)
  Short term investments, net                                             (73,803)         (96,775)           43,490
                                                                    -------------- ---------------- ----------------
CASH FLOWS USED IN INVESTING ACTIVITIES                                  (285,845)      (1,172,683)        (622,515)
                                                                    -------------- ---------------- ----------------

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
  Policyholders' account deposits                                        3,092,710        1,937,462        2,243,781
  Policyholders' account withdrawals                                   (2,328,806)      (1,223,565)      (1,126,295)
  Net change in securities sold under agreement to repurchase and
   cash collateral for loaned securities                                 (128,177)           53,994        (261,770)
  Dividend to parent                                                     (100,000)                -                -
  Contribution from parent                                                      10                -          360,000
  Net change in financing arrangements (maturities 90 days or
  less)                                                                     72,793            1,146         (58,347)
  Net increase in long-term borrowing                                      895,000                -                -
                                                                    -------------- ---------------- ----------------
CASH FLOWS FROM FINANCING ACTIVITIES                                     1,503,530          769,037        1,157,369
                                                                    -------------- ---------------- ----------------
  Net increase (decrease) in cash and cash equivalents                     221,888        (451,934)          502,081
  Cash and cash equivalents, beginning of year                             143,111          595,045           92,964
                                                                    -------------- ---------------- ----------------
CASH AND CASH EQUIVALENTS, END OF YEAR                                $    364,999       $  143,111       $  595,045
                                                                    ============== ================ ================

SUPPLEMENTAL CASH FLOW INFORMATION
  Income taxes (refunded) paid                                        $    185,220     $   (68,108)     $   (11,525)
  Interest paid                                                       $      3,212     $          8     $        573

                See Notes to Consolidated Financial Statements

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

1. BUSINESS AND BASIS OF PRESENTATION

Pruco Life Insurance Company, or the "Company," is a wholly owned subsidiary of The Prudential Insurance Company of America, or "Prudential Insurance," which in turn is an indirect wholly owned subsidiary of Prudential Financial, Inc., or "Prudential Financial." Pruco Life Insurance Company was organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam, and in all States except New York.

The Company has three subsidiaries, including one wholly owned life insurance subsidiary, Pruco Life Insurance Company of New Jersey, or "PLNJ," and two subsidiaries formed in 2009 for the purpose of holding certain commercial loan investments. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis. Two additional subsidiaries formerly owned by the Company for the purpose of acquiring fixed income investments were liquidated in 2009. Pruco Life Insurance Company and its subsidiaries are together referred to as the Company and all financial information is shown on a consolidated basis.

PLNJ is a stock life insurance company organized in 1982 under the laws of the state of New Jersey. It is licensed to sell universal life insurance, variable life insurance, term life insurance, fixed and variable annuities only in New Jersey and New York.

Beginning in March 2010, Prudential Annuities Life Assurance Corporation ("PALAC"), an affiliate of the Company, ceased offering its existing variable annuity products (and where offered, the companion market value adjustment option) to new investors upon the launch of a new product in the Company. In general, the new product line offers the same optional living benefits and optional death benefits as offered by PALAC's existing variable annuities. However, subject to applicable contractual provisions and administrative rules, PALAC will continue to accept subsequent purchase payments on in force contracts under existing annuity products. These initiatives were implemented to create operational and administrative efficiencies by offering a single product line of annuity products from a more limited group of legal entities. In addition, by limiting its variable annuity offerings to a single product line sold through one insurer (and its affiliate, for New York sales), the Prudential Annuities business unit of Prudential Financial expects to convey a more focused, cohesive image in the marketplace.

Basis of Presentation

The Consolidated Financial Statements include the accounts of Pruco Life Insurance Company and its subsidiaries. The Consolidated Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP").

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates, (as more fully described in Note 13 to the Consolidated Financial Statements). Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The most significant estimates include those used in determining deferred policy acquisition costs and related amortization; amortization of sales inducements; valuation of investments including derivatives and the recognition of other-than-temporary impairments; future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Reclassifications

Certain amounts in prior periods have been reclassified to conform to the current period presentation.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in Debt and Equity Securities

The Company's investments in debt and equity securities include fixed maturities; trading account assets; equity securities and short-term investments. The accounting policies related to these are as follows:

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. See Note 10 for additional information regarding the determination of fair value. Interest income, as well as the related amortization of premium and accretion of discount is included in "Net investment income" under the effective yield method. For mortgage-backed and asset-backed securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates vary based on assumptions regarding the underlying collateral, including default rates and changes in value. These assumptions can significantly impact income recognition and the amount of other-than-temporary impairments recognized in earnings and other comprehensive income. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For asset-backed and mortgage-backed securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows. See the discussion below on realized investment gains and losses

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

for a description of the accounting for impairments, as well as the impact of the Company's adoption on January 1, 2009 of new authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. Unrealized gains and losses on fixed maturities classified as "available for sale," net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements, future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)."

Trading account assets consist primarily of asset-backed securities, public corporate bonds and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities." Realized and unrealized gains and losses for these investments are reported in "Other Income." Interest and dividend income from these investments is reported in "Net investment income."

Equity securities, available for sale are comprised of common stock, non-redeemable preferred stock, and perpetual preferred stock, and are carried at fair value. The associated unrealized gains and losses, net of tax, and the effect on deferred policy acquisition costs, deferred sales inducements and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income
(loss)." The cost of equity securities is written down to fair value when a decline in value is considered to be other- than- temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairments. Dividends from these investments are recognized in "Net investment income" when declared.

Commercial mortgage loans consist of commercial mortgage loans and agricultural loans. Commercial mortgage loans are broken down by class which is based on property type (industrial properties, retail, office, multi-family/apartment, hospitality, and other).

Commercial mortgage loans originated and held for investment are generally carried at unpaid principal balance, net of an allowance for losses.

Interest income, as well as prepayment fees and the amortization of the related premiums or discounts, related to commercial mortgage and other loans, are included in "Net investment income."

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. The Company defines "past due" as principal or interest not collected at least 30 days past the scheduled contractual due date. Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income based on the Company's assessment as to the collectability of the principal. See Note 3 for additional information about the Company's past due loans.

The Company discontinues accruing interest on impaired loans after the loans become 90 days delinquent as to principal or interest payments, or earlier when the Company has doubts about collectability. When a loan is deemed to be impaired, any accrued but uncollectible interest on the impaired loan and other loans backed by the same collateral, if any, is charged to interest income in the period the loan is deemed to be impaired. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established.

The Company reviews the performance and credit quality of the commercial mortgage loan and agricultural loan portfolios on an on-going basis. Loans are placed on watch list status based on a predefined set of criteria and are assigned one of three categories. Loans are placed on "early warning" status in cases where, based on the Company's analysis of the loan's collateral, the financial situation of the borrower or tenants or other market factors, it is believed a loss of principal or interest could occur. Loans are classified as "closely monitored" when it is determined that there is a collateral deficiency or other credit events that may lead to a potential loss of principal or interest. Loans "not in good standing" are those loans where the Company has concluded that there is a high probability of loss of principal, such as when the loan is delinquent or in the process of foreclosure. As described below, in determining our allowance for losses, the Company evaluates each loan on the watch list to determine if it is probable that amounts due according to the contractual terms of the loan agreement will not be collected.

Loan-to-value and debt service coverage ratios are measures commonly used to assess the quality of commercial mortgage loans. The loan-to-value ratio compares the amount of the loan to the fair value of the underlying property collateralizing the loan, and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the loan amount exceeds the collateral value. A smaller loan-to-value ratio indicates a greater excess of collateral value over the loan amount. The debt service coverage ratio compares a property's net operating income to its debt service payments. Debt service coverage ratios less than 1.0 times indicate that property operations do not generate enough income to cover the loan's current debt payments. A larger debt service coverage ratio indicates a greater excess of net operating income over the debt service payments. The values utilized in calculating these ratios are developed as part of the Company's periodic review of the commercial mortgage loan and agricultural loan portfolio, which includes an internal appraisal of the underlying collateral value. The Company's periodic review also includes a quality re-rating process, whereby the internal quality rating originally assigned at underwriting is updated based on current loan, property and market information using a proprietary quality rating system. The loan-to-value ratio is the most significant of several inputs used to establish the internal credit rating of a loan which in turn drives the allowance for losses. Other key factors considered in determining the internal credit rating include debt service coverage ratios, amortization, loan term, estimated market value growth rate and volatility for the property type and region. See Note 3 for additional information related to the loan-to-value ratios and debt service coverage ratios related to the Company's commercial mortgage and agricultural loan portfolios.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Loans are reported at carrying value, and the allowance for losses includes a loan specific reserve for each impaired loan that has a specifically identified loss and a portfolio reserve for probable incurred but not specifically identified losses. For impaired commercial mortgage loans and agricultural loans the allowances for losses are determined based on the present value of expected future cash flows discounted at the loan's effective interest rate, or based upon the fair value of the collateral if the loan is collateral dependent. The portfolio reserves for probable incurred but not specifically identified losses in the commercial mortgage and agricultural loan portfolio segments considers the current credit composition of the portfolio based on an internal quality rating, (as described above). The portfolio reserves are determined using past loan experience, including historical credit migration, default probability and loss severity factors by property type. Historical credit migration, default and loss severity factors are updated each quarter based on the Company's actual loan experience, and are considered together with other relevant qualitative factors in making the final portfolio reserve calculations.

The allowance for losses on commercial mortgage loans and agricultural loans can increase or decrease from period to period based on the factors noted above. "Realized investment gains (losses), net" includes changes in the allowance for losses and changes in value for loans accounted for under the fair value option. "Realized investment gains (losses), net" also includes gains and losses on sales, certain restructurings, and foreclosures.

When a commercial mortgage or other loan is deemed to be uncollectible, any specific valuation allowance associated with the loan is reversed and a direct write down to the carrying amount of the loan is made. The carrying amount of the loan is not adjusted for subsequent recoveries in value.

Policy loans are carried at unpaid principal balances. Interest income on policy loans is recognized in "Net investment income" at the contract interest rate when earned.

Securities repurchase and resale agreements and securities loaned transactions are used to earn spread income, to borrow funds, or to facilitate trading activity. Securities repurchase and resale agreements are generally short term in nature, and therefore, the carrying amounts of these instruments approximate fair value. As part of securities repurchase agreements or securities loan transactions the Company transfers U.S. government and government agency securities and receives cash as collateral. As part of securities resale agreements, the Company transfers cash as collateral and receives U.S. government securities. For securities repurchase agreements and securities loaned transactions used to earn spread income, the cash received is typically invested in cash equivalents, short term investments or fixed maturities.

Securities repurchase and resale agreements that satisfy certain criteria are treated as collateralized financing arrangements. These agreements are carried at the amounts at which the securities will be subsequently resold or reacquired, as specified in the respective agreements. For securities purchased under agreements to resell, the Company's policy is to take possession or control of the securities and to value the securities daily. Securities to be resold are the same, or substantially the same, as the securities received. For securities sold under agreements to repurchase, the market value of the securities to be repurchased is monitored, and additional collateral is obtained where appropriate, to protect against credit exposure. Securities to be repurchased are the same, or substantially the same as those sold. Income and expenses related to these transactions executed within the insurance subsidiary used to earn spread income are reported as "Net investment income," however, for transactions used to borrow funds, the associated borrowing cost is reported as interest expense (included in "General, administrative and other expenses").

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General, administrative and other expenses").

Other long-term investments consist of the derivatives, the Company's investments in joint ventures and limited partnerships in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's interest is so minor that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Short-term investments primarily consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are generally carried at fair value and include certain money market investments, short-term debt securities issued by government sponsored entities and other highly liquid debt instruments.

Realized investment gains (losses) are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for net other-than-temporary impairments recognized in earnings. Realized investment gains and losses are also generated from prepayment premiums received on private fixed maturity securities, recoveries of principal on previously impaired securities, provisions for losses on commercial mortgage loans and fair value changes on embedded derivatives and free-standing derivatives that do not qualify for hedge accounting treatment.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company's available-for-sale securities with unrealized losses are reviewed quarterly to identify other-than-temporary impairments in value. In evaluating whether a decline in value is other-than-temporary, the Company considers several factors including, but not limited to the following: (1) the extent and the duration of the decline; (2) the reasons for the decline in value (credit event, currency or interest-rate related, including general credit spread widening); and (3) the financial condition of and near-term prospects of the issuer. With regard to available-for-sale equity securities, the Company also considers the ability and intent to hold the investment for a period of time to allow for a recovery of value. When it is determined that a decline in value of an equity security is other-than-temporary, the carrying value of the equity security is reduced to its fair value, with a corresponding charge to earnings.

In addition, in April 2009, the Financial Accounting Standards Board ("FASB") revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments for debt securities. The Company early adopted this guidance on January 1, 2009. Prior to the adoption of this guidance the Company was required to record an other-than-temporary impairment for a debt security unless it could assert that it had both the intent and ability to hold the security for a period of time sufficient to allow for a recovery in its' fair value to its amortized cost basis. This revised guidance indicates that an other-than-temporary impairment must be recognized in earnings for a debt security in an unrealized loss position when an entity either (a) has the intent to sell the debt security or (b) more likely than not will be required to sell the debt security before its anticipated recovery. For all debt securities in unrealized loss positions that do not meet either of these two criteria, the guidance requires that the Company analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. If the net present value is less than the amortized cost of the investment, an other-than-temporary impairment is recognized. In addition to the above mentioned circumstances, the Company also recognizes an other-than-temporary impairment in earnings when a foreign currency denominated security in an unrealized loss position approaches maturity.

Under the authoritative guidance for the recognition and presentation of other-than-temporary impairments, when an other-than-temporary impairment of a debt security has occurred, the amount of the other-than-temporary impairment recognized in earnings depends on whether the Company intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis. If the debt security meets either of these two criteria, the other-than-temporary impairment recognized in earnings is equal to the entire difference between the security's amortized cost basis and its fair value at the impairment measurement date. For other-than-temporary impairments of debt securities that do not meet these two criteria, the net amount recognized in earnings is equal to the difference between the amortized cost of the debt security and its net present value calculated as described above. Any difference between the fair value and the net present value of the debt security at the impairment measurement date is recorded in "Other comprehensive income (loss)." Unrealized gains or losses on securities for which an other-than-temporary impairment has been recognized in earnings is tracked as a separate component of "Accumulated other comprehensive income
(loss)." Prior to the adoption of this guidance in 2009, an other-than-temporary impairment recognized in earnings for debt securities was equal to the total difference between amortized cost and fair value at the time of impairment.

For debt securities, the split between the amount of an other-than-temporary impairment recognized in other comprehensive income and the net amount recognized in earnings is driven principally by assumptions regarding the amount and timing of projected cash flows. For mortgage-backed and asset-backed securities, cash flow estimates consider the payment terms of the underlying assets backing a particular security, including prepayment assumptions, and are based on data from widely accepted third-party data sources or internal estimates. In addition to prepayment assumptions, cash flow estimates include assumptions regarding the underlying collateral including default rates and recoveries which vary based on the asset type and geographic location, as well as the vintage year of the security. For structured securities, the payment priority within the tranche structure is also considered. For all other debt securities, cash flow estimates are driven by assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. The Company has developed these estimates using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security, such as the general payment terms of the security and the security's position within the capital structure of the issuer.

The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. For debt securities, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods, including increases in cash flow on a prospective basis.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, amounts due from banks, certain money market investments, and other debt issues with maturities of three months or less when purchased. The Company also engages in overnight borrowing and lending of funds with Prudential Financial and affiliates which are considered cash and cash equivalents.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Deferred Policy Acquisition Costs

Costs that vary with and that are related primarily to the production of new insurance and annuity products are deferred to the extent such costs are deemed recoverable from future profits. Such deferred policy acquisition costs ("DAC") include commissions, costs of policy issuance and underwriting, and variable field office expenses that are incurred in producing new business. In each reporting period, capitalized DAC is amortized. DAC is subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits or premiums less benefits and maintenance expenses, as applicable. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)."

Policy acquisition costs are deferred and amortized over the expected life of the contracts (approximately 25 - 99 years) in proportion to gross profits arising principally from investment results, mortality and expense margins, and surrender charges, based on historical and anticipated future experience, which is updated periodically. The Company uses a reversion to the mean approach to derive the future rate of return assumptions. However, if the projected future rate of return calculated using this approach is greater than the maximum future rate of return assumption, the maximum future rate of return is utilized. In addition to the gross profit components previously mentioned, we also include the impact of the embedded derivatives associated with certain optional living benefit features of the Company's variable annuity contracts and related hedging activities in actual gross profits used as the basis for calculating current period amortization, regardless of which affiliated legal entity this activity occurs. In calculating gross profits, profits and losses related to contracts issued by the Company that are reported in affiliated legal entities other than the Company as a result of, for example, reinsurance agreements with those affiliated entities are also included. The Company is an indirect subsidiary of Prudential Financial (an SEC registrant) and has extensive transactions and relationships with other subsidiaries of Prudential Financial, including reinsurance agreements. See Note 13 in the Consolidated Financial Statements. Incorporating all product-related profits and losses in gross profits, including those that are reported in affiliated legal entities, produces a DAC amortization pattern representative of the economics of the products. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "Amortization of deferred policy acquisition costs" in the period such estimated gross profits are revised.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If policyholders surrender traditional life insurance policies in exchange for life insurance policies that do not have fixed and guaranteed terms, the Company immediately charges to expense the remaining unamortized DAC on the surrendered policies. For other internal replacement transactions, except those that involve the addition of a non-integrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 13 to the Financial Statements.

Separate Account Assets and Liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. The assets consist primarily of equity securities, fixed maturities, real estate related investments, real estate mortgage loans and short term investments and derivative instruments. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities primarily represent the contractholder's account balance in separate account assets and to a lesser extent borrowings of the separate account. See Note 7 to the Consolidated Financial Statements for additional information regarding separate account arrangements with contractual guarantees. The investment income and realized investment gains or losses from separate accounts generally accrue to the policyholders and are not included in the Consolidated Statements of Operations. Mortality, policy administration and surrender charges assessed against the accounts are included in "Policy charges and fee income." Asset administration fees charged to the accounts are included in "Asset administration fees."

Deferred sales inducements

The Company provides sales inducements to contractholders, which primarily reflect an up-front bonus added to the contractholder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred sales inducements". They are amortized using the same methodology and assumptions used to amortize DAC. Sales inducements balances are subject to recoverability testing at the end of each reporting period to ensure that the capitalized amounts do not exceed the present value of anticipated gross profits. The Company records amortization of deferred sales inducements in "Interest credited to policyholders' account balances."

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Other Assets and Other Liabilities

Other assets consist primarily of premiums due, certain restricted assets, and receivables resulting from sales of securities that had not yet settled at the balance sheet date. Other liabilities consist primarily of accrued expenses, technical overdrafts, derivatives, and payables resulting from purchases of securities that had not yet been settled at the balance sheet date.

Future Policy Benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality or morbidity, less the present value of future net premiums. For life insurance and annuity products, expected mortality and morbidity is generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation on our term life products. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and morbidity and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity products with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. Premium deficiency reserves, if required, are determined based on assumptions at the time the premium deficiency reserve is established and do not include a provision for the risk of adverse deviation. The Company's liability for future policy benefits also includes net liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 7, and certain unearned revenues.

Policyholders' Account Balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholders' withdrawals and other charges assessed against the account balance. These policyholders' account balances also include a provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent Liabilities

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance Revenue and Expense Recognition

Premiums from individual life products, other than interest-sensitive life contracts, are recognized when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any gross premium in excess of the net premium (i.e., the portion of the gross premium required to provide for all expected future benefits and expenses) is deferred and recognized into revenue in a constant relationship to insurance in force. Benefits are recorded as an expense when they are incurred. A liability for future policy benefits is recorded when premiums are recognized using the net premium method.

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 7. The Company also provides contracts with certain living benefits which are accounted for as embedded derivatives. These contracts are discussed in further detail in Note 7.

Amounts received as payment for interest-sensitive contracts, are reported as deposits to "Policyholders' account balances." Revenues from these contracts are reflected in "Policy charges and fee income" consisting primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the Company's general account portfolio. Fees assessed that represent compensation to the Company for services to be provided in future periods and certain other fees are deferred and amortized into revenue over the life of the related contracts in proportion to estimated gross profits. Benefits and expenses for these products include claims in excess of related account balances, expenses of contract administration, interest credited to policyholders' account balances and amortization of DAC. Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset Administration Fees

The Company receives asset administration fee income from policyholders' account balances invested in The Prudential Series Funds or, "PSF," which are a portfolio of mutual fund investments related to the Company's separate account products. Also the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust Funds (see Note 13 to the Consolidated Financial Statements). In addition, the Company receives fees from policyholders' account balances invested in funds managed by companies other than affiliates of Prudential Insurance. Asset administration fees are recognized as income when earned.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivative Financial Instruments

Derivatives are financial instruments whose values are derived from interest rates, financial indices, or the values of securities. Derivative financial instruments generally used by the Company include swaps, futures, forwards and options which are contracted in the over-the-counter market with an affiliate. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, financial indices, values of securities, credit spreads, market volatility, expected returns and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non performance risk, used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix to manage the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate, credit, foreign currency and equity risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Derivatives are recorded either as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," except for embedded derivatives, which are recorded with the associated host contract. The Company nets the fair value of all derivative financial instruments with its affiliated counterparty for which a master netting arrangement has been executed. As discussed below and in Note 11, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating and investing activities sections in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), or (2) a derivative that does not qualify for hedge accounting.

To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a derivative qualifies for hedge accounting treatment, there may be an element of ineffectiveness of the hedge. Under such circumstances, the ineffective portion is recorded in "Realized investment gains (losses), net."

The Company formally documents at inception all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process includes linking all derivatives designated as cash flow hedges to specific assets and liabilities on the balance sheet or to forecasted transactions.

When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded in "Accumulated other comprehensive income (loss)" until earnings are affected by the variability of cash flows being hedged (e.g., when periodic settlements on a variable-rate asset or liability are recorded in earnings). At that time, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in the income statement line item associated with the hedged item.

If it is determined that a derivative no longer qualifies as an effective cash flow hedge, or management removes the hedge designation, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value and the existing basis adjustment is amortized to the income statement line associated with the asset or liability. The component of "Accumulated other comprehensive income (loss)" related to discontinued cash flow hedges is amortized to the income statement line associated with the hedged cash flows consistent with the earnings impact of the original hedged cash flows.

When hedge accounting is discontinued because it is probable that the forecasted transaction will not occur by the end of the specified time period, the derivative will continue to be carried on the balance sheet at its fair value, with changes in fair value recognized currently in "Realized investment gains (losses), net." Gains and losses that were in "Accumulated other comprehensive income (loss)" pursuant to the hedge of a forecasted transaction are recognized immediately in "Realized investment gains (losses), net."

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment gains (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains/(losses), net." For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company may elect to classify the entire instrument as an Other long-term investments and report it within "Other long-term investments."

The Company sells variable annuity contracts that include features that may be treated from an accounting perspective as embedded derivatives. The Company has reinsurance agreements to transfer the risk related to most of these embedded derivatives to an affiliate, Pruco Reinsurance Ltd. ("Pruco Re"). These embedded derivatives are carried at fair value and included in "Future policy benefits and other policyholder liabilities" and "Reinsurance recoverable." Changes in "Realized investment gains/(losses), net" are based on the change in value of the underlying contractual guarantees, which are determined using valuation models.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

The Company, excluding its subsidiaries, also sells certain universal life products that contain a no-lapse guarantee provision that is reinsured with an affiliate Universal Prudential Arizona Reinsurance Company ("UPARC"). The reinsurance of this no-lapse guarantee results in an embedded derivative that incurs market risk primarily in the form of interest rate risk. Interest rate sensitivity can result in changes in the value of the underlying contractual guarantees that are carried at fair value and included in "Reinsurance recoverables", and changes in "Realized investment gains/(losses), net."

Income Taxes

The Company is a member of the consolidated federal income tax return of Prudential Financial and primarily files separate company state and local tax returns. Pursuant to the tax allocation arrangement with Prudential Financial, total federal income tax expense is determined on a separate company basis. Members with losses record tax benefits to the extent such losses are recognized in the consolidated federal tax provision.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

The Company's liability for income taxes includes the liability for unrecognized tax benefits and interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The Company classifies all interest and penalties related to tax uncertainties as income tax expense. See Note 9 for additional information regarding income taxes.

Adoption of New Accounting Pronouncements

In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financing receivable portfolio. The disclosures as of the end of a reporting period are effective for interim and annual reporting periods ending on or after December 15, 2010. The Company adopted this guidance effective December 31, 2010. The required disclosures are included above and in
Note 3. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. The Company will provide these required disclosures in the interim reporting period ended March 31, 2011. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company's adoption of this guidance effective with the interim reporting period ending September 30, 2010 did not have a material effect on the Company's financial position, results of operations, and financial statement disclosures.

In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the roll forward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about level of disaggregation and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 10 and Note 11. The Company will provide the required disclosures about purchases, sales, issuances, and settlements in the roll forward of Level 3 activity in the interim reporting period ending March 31, 2011.

In September 2009, the FASB issued updated guidance for the fair value measurement of investments in certain entities that calculate net asset value per share including certain alternative investments such as hedge funds, private equity funds, and venture capital funds. This guidance allows companies to determine the fair value of such investments using net asset value ("NAV") as a practical expedient if the fair value of the investment is not readily determinable and the investee entity issues financial statements in accordance with measurement principles for investment companies. Use of this practical expedient is prohibited if it is probable the investment will be sold at something other than NAV. This guidance also requires new disclosures for each major category of alternative investments. It was effective for the first annual or interim reporting period ending after December 15, 2009. The Company's adoption of this guidance effective December 31, 2009 did not have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

In August 2009, the FASB issued updated guidance for the fair value measurement of liabilities. This guidance provides clarification on how to measure fair value in circumstances in when a quoted price in an active market for the identical liability is not available. This guidance also clarifies that restrictions preventing the transfer of a liability should not be considered as a separate input or adjustment in the measurement of fair value. The Company adopted this guidance effective with the annual reporting period ended
December 31, 2009, and the adoption did not have a material impact on the Company's consolidated financial position, results of operations, and financial statement disclosures.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In June 2009, the FASB issued authoritative guidance for the FASB's Accounting Standards Codification /TM/ as the source of authoritative U.S. GAAP. The Codification is not intended to change U.S. GAAP but is a new structure which organizes accounting pronouncements by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective with the interim reporting period ending September 30, 2009 impacted the way the Company references U.S. GAAP accounting standards in the financial statements.

In April 2009, the FASB revised the authoritative guidance for disclosures about fair value of financial instruments. This new guidance requires disclosures about fair value of financial instruments for interim reporting periods similar to those included in annual financial statements. This guidance is effective for interim reporting periods ending after June 15, 2009. The Company adopted this guidance effective with the interim period ending June 30, 2009.

In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of other-than-temporary impairments. This new guidance amends the other-than-temporary impairment guidance for debt securities and expands the presentation and disclosure requirements of other-than-temporary impairments on debt and equity securities in the financial statements. This guidance also requires that the required annual disclosures for debt and equity securities be made for interim reporting periods. This guidance does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009, which resulted in a net after-tax increase to retained earnings and decrease to accumulated other comprehensive income (loss) of $19.6 million. The disclosures required by this new guidance are provided in Note 3. See "Investments and Investment-Related Liabilities" above for more information.

In April 2009, the FASB revised the authoritative guidance for fair value measurements and disclosures to provide guidance on (1) estimating the fair value of an asset or liability if there was a significant decrease in the volume and level of trading activity for these assets or liabilities, and
(2) identifying transactions that are not orderly. Further, this new guidance requires additional disclosures about fair value measurements in interim and annual periods. This guidance is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. Early adoption is permitted for periods ending after March 15, 2009. The Company's early adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations. The disclosures required by this revised guidance are provided in
Note 10.

In October 2008, the FASB revised the authoritative guidance on determining the fair value of a financial asset when the market for that asset is not active. This guidance clarifies the application of fair value measurements in a market that is not active and applies to financial assets within the scope of accounting pronouncements that require or permit fair value measurements. The guidance was effective upon issuance, including prior periods for which financial statements had not been issued. The Company's adoption of this guidance effective September 30, 2008 did not have a material effect on the Company's consolidated financial position or results of operations.

In March 2008, the FASB issued authoritative guidance for derivative instruments and hedging activities which amends and expands the disclosure requirements for derivative instruments and hedging activities by requiring companies to provide enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect an entity's financial position, financial performance, and cash flows. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations. The required disclosures are provided in Note 11.

In February 2008, the FASB revised the authoritative guidance for the accounting for transfers of financial assets and repurchase financing transactions. The new guidance provides recognition and derecognition guidance for a repurchase financing transaction, which is a repurchase agreement that relates to a previously transferred financial asset between the same counterparties that is entered into contemporaneously with or in contemplation of, the initial transfer. The guidance is effective for fiscal years beginning after November 15, 2008. The Company's adoption of this guidance on a prospective basis effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations.

In February 2008, the FASB revised the authoritative guidance which delays the effective date of the authoritative guidance related to fair value measurements and disclosures for nonfinancial assets and nonfinancial liabilities, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually), to fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Company's adoption of this guidance effective January 1, 2009 did not have a material effect on the Company's consolidated financial position or results of operations.

In January 2008, the FASB issued authoritative guidance for application of the shortcut method to hedge accounting with respect to the conditions that must be met to apply the shortcut method for assessing hedge effectiveness. This new guidance was effective for hedging relationships designated on or after January 1, 2008. The Company's adoption of this guidance effective January 1, 2008 did not have a material effect on the Company's consolidated financial position or results of operations.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In February 2007, the FASB issued authoritative guidance on the fair value option for financial assets and financial liabilities. This guidance provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Consolidated Statements of Operations. The Company adopted this guidance effective January 1, 2008.

In September 2006, the FASB issued authoritative guidance on fair value measurements. This guidance defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This guidance does not change which assets and liabilities are required to be recorded at fair value, but the application of this guidance could change practices in determining fair value. The Company adopted this guidance effective January 1, 2008. See Note 10 for more information on fair value measurements guidance.

Future Adoption of New Accounting Pronouncements

In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer's interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual periods beginning after December 15, 2010 and retrospectively to all prior periods upon the date of adoption, with early adoption permitted. The Company's adoption of this guidance effective January 1, 2011 is not expected to have a material effect on the Company's consolidated financial position, results of operations, and financial statement disclosures.

3. INVESTMENTS

Fixed Maturities and Equity Securities

The following tables provide information relating to fixed maturities and equity securities (excluding investments classified as trading) as of the dates indicated:

                                                                        December 31, 2010
                                                  ------------------------------------------------------------
                                                                                                   Other-than-
                                                                Gross       Gross                   temporary
                                                   Amortized  Unrealized  Unrealized                impairments
                                                     Cost       Gains      Losses      Fair Value  in AOCI (3)
                                                  ---------- ----------- ----------- ------------ -------------
                                                                         (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies              $  223,442  $  4,563     $    43    $  227,962    $      -
Obligations of U.S. states and their political
 subdivisions                                         25,126        66       1,063        24,129           -
Foreign government bonds                              48,725     5,984           -        54,709           -

Corporate securities                               4,090,968   292,696      13,467     4,370,197        (694)
Asset-backed securities(1)                           417,339    22,316      30,077       409,578     (37,817)
Commercial mortgage-backed securities                546,056    34,711         247       580,520           -
Residential mortgage-backed securities (2)           350,173    25,228         193       375,208      (1,437)
                                                  ==========  ========     =======    ==========    ========

Total fixed maturities, available for sale        $5,701,829  $385,564     $45,090    $6,042,303    $(39,948)
                                                  ==========  ========     =======    ==========    ========

Equity securities, available for sale             $   17,964  $  3,352     $ 1,909    $   19,407
                                                  ==========  ========     =======    ==========

 (1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
 (2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
 (3) Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which were not included in earnings under new authoritative accounting guidance. Amount excludes $15 million of net unrealized gains (losses) on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)


                                                                                 December 31, 2009
                                                             --------------------------------------------------------
                                                                                                           Other-than-
                                                                          Gross      Gross                  temporary
                                                             Amortized  Unrealized Unrealized              impairments
                                                               Cost       Gains      Losses    Fair Value  in AOCI (3)
                                                             ---------- ---------- ---------- ------------ -----------
                                                                                  (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S. government
 authorities and agencies                                    $  169,849  $  2,270   $   459   $    171,660  $      -
Obligations of U.S. states and their political subdivisions      16,924         -       922         16,002         -
Foreign government bonds                                         39,405     5,157       287         44,275         -

Corporate securities                                          3,802,403   181,748    26,354      3,957,797    (2,635)
Asset-backed securities(1)                                      468,747    21,638    39,604        450,781   (45,134)
Commercial mortgage-backed securities                           494,023    12,224     4,631        501,616         -
Residential mortgage-backed securities (2)                      678,026    35,559     1,643        711,942    (1,826)
                                                             ==========  ========   =======   ============  ========

Total fixed maturities, available for sale                   $5,669,377  $258,596   $73,900   $  5,854,073  $(49,595)
                                                             ==========  ========   =======   ============  ========

Equity securities, available for sale                        $   27,332  $  1,663   $ 1,353   $     27,642
                                                             ==========  ========   =======   ============

(1) Includes credit tranched securities collateralized by sub-prime mortgages, auto loans, credit cards, education loans, and other asset types.
(2) Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
(3) Represents the amount of other-than-temporary impairment losses in "Accumulated other comprehensive income (loss)," or "AOCI," which were not included in earnings under new authoritative accounting guidance. Amount excludes $(24) million of net unrealized gains (losses) on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturities by contractual maturities at December 31, 2010, are as follows:

                                                  Available for Sale
                                                 ---------------------
                                                 Amortized
                                                   Cost     Fair Value
                                                 ---------- ----------
                                                    (in thousands)
         Due in one year or less                 $  371,910 $  375,268
         Due after one year through five years    1,745,335  1,859,455
         Due after five years through ten years   1,708,560  1,842,996
         Due after ten years                        562,456    599,278
         Asset-backed securities                    417,339    409,578
         Commercial mortgage-backed securities      546,056    580,520
         Residential mortgage-backed securities     350,173    375,208
                                                 ---------- ----------
         Total                                   $5,701,829 $6,042,303
                                                 ========== ==========

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                                                               2010       2009         2008
                                                                             --------  ----------  -----------
                                                                                       (in thousands)
Fixed maturities, available for sale:
 Proceeds from sales                                                         $788,657  $  572,902  $ 1,070,088
 Proceeds from maturities/repayments                                          919,875   1,100,012      416,196
 Gross investment gains from sales, prepayments and maturities                 45,098      17,375       13,949
 Gross investment losses from sales and maturities                             (2,497)    (19,291)      (6,516)

Fixed maturity and equity security impairments:

 Net writedowns for other-than-temporary impairment losses on fixed
 maturities recognized in earnings (1)                                       $(11,811) $  (31,896) $   (57,790)
 Writedowns for other-than-temporary impairment losses on equity securities  $   (147) $   (2,259) $       (22)

(1) Effective with the adoption of new authoritative guidance January 1, 2009, excludes the portion of other-than-temporary impairments recorded in "Other comprehensive income (loss)," representing any difference between the fair value of the impaired debt security and the net present value of its projected future cash flows at the time of impairment.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

As discussed in Note 2, a portion of certain other-than-temporary impairment ("OTTI") losses on fixed maturity securities are recognized in "Other comprehensive income (loss)" ("OCI"). The net amount recognized in earnings ("credit loss impairments") represents the difference between the amortized cost of the security and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the debt security prior to impairment. Any remaining difference between the fair value and amortized cost is recognized in OCI. The following table sets forth the amount of pre-tax credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts.

                                                                                                  Year Ended
Credit losses recognized in earnings on fixed maturity securities held by the                    December 31,
Company for which a portion of the OTTI loss was recognized in OCI                                   2010
                                                                                                (in thousands)
Balance, beginning of period, January 1, 2009                                                      $      -
Credit losses remaining in retained earnings related to adoption of new authoritative guidance
 on January 1, 2009                                                                                  21,827
Credit loss impairments previously recognized on securities which matured, paid down,
 prepaid or were sold during the period                                                             (10,181)
Credit loss impairments previously recognized on securities impaired to fair value during the
 period (1)                                                                                               -
Credit loss impairment recognized in the current period on securities not previously impaired        19,090
Additional credit loss impairments recognized in the current period on securities previously
 impaired                                                                                            11,479
Increases due to the passage of time on previously recorded credit losses                             1,589
Accretion of credit loss impairments previously recognized due to an increase in cash flows
 expected to be collected                                                                              (861)
                                                                                                   --------
Balance, December 31, 2009                                                                         $ 42,943
                                                                                                   ========


Balance, beginning of period, January 1, 2010                                                      $ 42,943
Credit loss impairments previously recognized on securities which matured, paid down,
 prepaid or were sold during the period                                                              (7,144)
Credit loss impairments previously recognized on securities impaired to fair value during the
 period (1)                                                                                          (7,158)
Credit loss impairment recognized in the current period on securities not previously impaired            26
Additional credit loss impairments recognized in the current period on securities previously
 impaired                                                                                             8,950
Increases due to the passage of time on previously recorded credit losses                             2,222
Accretion of credit loss impairments previously recognized due to an increase in cash flows
 expected to be collected                                                                            (3,019)
                                                                                                   --------
Balance, December 31, 2010                                                                         $ 36,820
                                                                                                   ========

(1) Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

  Trading Account Assets

The following table provides information relating to trading account assets at December 31:

                                                 2010               2009
                                          ------------------ ------------------
                                          Amortized  Fair    Amortized  Fair
                                            Cost     Value     Cost     Value
                                          --------- -------- --------- --------
                                            (in thousands)     (in thousands)
Fixed maturities:

  Corporate securities                    $      -  $      - $  1,200  $  1,182

  Asset-backed securities                   16,074    17,525   18,903    20,647

  Commercial mortgage-backed securities      4,950     5,180    4,924     5,108
                                          --------  -------- --------  --------

Total fixed maturities                    $ 21,024  $ 22,705 $ 25,027  $ 26,937
                                          --------  -------- --------  --------

Total trading account assets              $ 21,024  $ 22,705 $ 25,027  $ 26,937
                                          ========  ======== ========  ========

The net change in unrealized gains (losses) from trading account assets still held at period end, recorded within "Asset administration fees" were ($0.2) million and $3 million during year ended December 31, 2010 and 2009, respectively.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Commercial Mortgage Loans

The Company's commercial mortgage loans are comprised as follows at December 31:

                                                                2010                      2009
                                                      ------------------------  ------------------------
                                                          Amount                    Amount
                                                      (in thousands) % of Total (in thousands) % of Total
                                                      -------------- ---------- -------------- ----------
Commercial mortgage loans by property type
Industrial buildings                                   $    226,174   17.4    %  $    200,168   18.6    %
Retail stores                                               438,072   33.8    %       336,699   31.3    %
Apartments/Multi-family                                     203,749   15.7    %       159,669   14.9    %
Office buildings                                            208,699   16.1    %       164,412   15.3    %
Hospitality                                                  57,409    4.4    %        58,714    5.5    %
Other                                                        85,133    6.6    %        85,729    8.0    %
                                                      -------------  ---------   ------------  ---------
Total commercial mortgage loans                           1,219,236   94.0    %     1,005,391   93.6    %
                                                                     ---------   ------------  ---------
Agricultural properties                                      77,214    6.0    %        68,697    6.4    %
                                                      -------------  ---------   ------------  ---------
Total commercial mortgage and agricultural loans          1,296,450  100.0    %     1,074,088  100.0    %
                                                                     =========                 =========
    Valuation allowance                                     (21,428)                  (25,742)
                                                      -------------              ------------
Total net commercial mortgage and agricultural loans      1,275,022                 1,048,346
                                                      -------------              ------------
Total other uncollaterized loans                                  -                         -
Total commercial mortgage and other loans              $  1,275,022              $  1,048,346
                                                      =============              ============

The commercial loans are geographically dispersed throughout the United States with the largest concentrations in California (20%) and New Jersey (13%) at December 31, 2010.

Activity in the allowance for losses for all commercial loans, for the years ended December 31, is as follows:

                                                     2010     2009   2008
                                                   -------- ------- ------
                                                       (in thousands)
      Allowance for losses, beginning of year      $ 25,742 $ 8,173 $4,517
      Increase/(Decrease) in allowance for losses   (4,314)  17,569  3,656
                                                   -------- ------- ------
      Allowance for losses, end of year            $ 21,428 $25,742 $8,173
                                                   ======== ======= ======

The following table sets forth the allowance for credit losses and the recorded investment in commercial mortgage and other loans as of December 31, 2010:

                                                       Commercial Agricultural
                                                        Mortgage    Property
                                                         Loans       Loans       Total
                                                       ---------- ------------ ----------
                                                                 (in thousands)
Allowance for Credit Losses:
Ending Balance: individually evaluated for impairment  $   10,536   $     -    $   10,536
Ending Balance: collectively evaluated for impairment      10,471       421        10,892
                                                       ----------   -------    ----------
Total Ending Balance                                   $   21,007   $   421    $   21,428
                                                       ==========   =======    ==========

Recorded Investment:
Ending balance gross of reserves:
individually evaluated for impairment                  $   38,061   $     -    $   38,061
Ending balance gross of reserves:
collectively evaluated for impairment                   1,181,175    77,214     1,258,389
                                                       ----------   -------    ----------
Total Ending balance, gross of reserves                $1,219,236   $77,214    $1,296,450
                                                       ==========   =======    ==========

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Impaired loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. Impaired commercial mortgage and other loans identified in management's specific review of probable loan losses and the related allowance for losses at December 31, 2010 are as follows:

Impaired Commercial Mortgage Loans

                                          Year Ended December 31, 2010
                                       ----------------------------------
                                                       Unpaid
                                          Recorded    Principal  Related
                                       Investment (1)  Balance  Allowance
                                       -------------- --------- ---------
                                                 (in thousands)
      With an allowance recorded:
      Commercial mortgage loans:
      Industrial                          $     -      $     -   $     -
      Retail                               12,555       12,555     2,079
      Office                                    -            -         -
      Apartments/Multi-Family                   -            -         -
      Hospitality                          15,844       15,844     7,816
      Other                                 9,662        9,662       641
                                          -------      -------   -------
      Total commercial mortgage loans     $38,061      $38,061   $10,536
                                          =======      =======   =======

      (1) Recorded investment reflects the balance sheet carrying value gross of related allowance.

At December 31, 2010, the Company held no impaired agricultural loans.

Non-performing commercial mortgage and other loans with no allowance for losses are loans in which the fair value of the collateral or the net present value of the loans' expected future cash flows equals or exceeds the recorded investment. The average recorded investment in non-performing loans before allowance for losses was $38 million and $24 million for 2010 and 2009, respectively. Net investment income recognized on these loans totaled $1 million and $2 million for the years ended December 31, 2010 and 2009, respectively. See Note 2 for information regarding the Company's accounting policies for non-performing loans.

The following tables set forth the credit quality indicators as of December 31, 2010:

Commercial mortgage loans

                                                     Debt Service Coverage Ratio
                                  -----------------------------------------------------------------
                                                                                 Less
                                   Greater  1.8X to  1.5X to  1.2X to  1.0X to   than
                                  than 2.0X  2.0X     <1.8X    <1.5X    <1.2X    1.0X   Grand Total
                                  --------- -------- -------- -------- -------- ------- -----------
                                                           (in thousands)
Loan-to-Value Ratio
0%-49.99%                         $113,353  $ 66,295 $ 94,130 $ 29,678 $  5,957 $ 4,211 $  313,624
50%-59.99%                          48,665    19,063   34,349        -    8,900       -    110,977
60%-69.99%                          97,374    92,211   34,119  104,588   32,743       -    361,035
70%-79.99%                           5,000    14,462   21,558  132,812   95,433   2,365    271,630
80%-89.99%                               -         -        -   62,323    8,909  17,972     89,204
90%-100%                                 -         -        -        -   11,216  21,846     33,062
Greater than 100%                        -         -        -    3,847   14,198  21,659     39,704
                                  --------  -------- -------- -------- -------- ------- ----------
 Total Commercial Mortgage Loans  $264,392  $192,031 $184,156 $332,248 $177,356 $68,053 $1,219,236
                                  ========  ======== ======== ======== ======== ======= ==========

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Agricultural loans

                                            Debt Service Coverage Ratio
                       ----------------------------------------------------------------------
                       Greater than 1.8X to  1.5X to   1.2X to   1.0X to  Less than   Grand
                           2.0X      2.0X     <1.8X     <1.5X     <1.2X     1.0X      Total
                       ------------ ------- --------- --------- --------- --------- ---------
                                                   (in thousands)
Loan-to-Value Ratio
0%-49.99%               $  13,368   $   960 $  20,192 $  15,129 $  12,731  $    -   $  62,380
50%-59.99%                      -     5,105         -         -         -       -       5,105
60%-69.99%                  9,729         -         -         -         -       -       9,729
70%-79.99%                      -         -         -         -         -       -           -
80%-89.99%                      -         -         -         -         -       -           -
90%-100%                        -         -         -         -         -       -           -

Greater than 100%               -         -         -         -         -       -           -
   Total Agricultural.
                        ---------   ------- --------- --------- ---------  ------   ---------
   Loans..............  $  23,097   $ 6,065 $  20,192 $  15,129 $  12,731  $    -   $  77,214
                        =========   ======= ========= ========= =========  ======   =========

Commercial mortgage and agricultural loans

                                                            Debt Service Coverage Ratio
                                  --------------------------------------------------------------------------------
                                  Greater than                             1.2X to  1.0X to  Less than
                                      2.0X     1.8X to 2.0X 1.5X to <1.8X   <1.5X    <1.2X     1.0X    Grand Total
                                  ------------ ------------ ------------- --------- -------- --------- -----------
                                                                   (in thousands)
Loan-to-Value Ratio
0%-49.99%                          $  126,721   $  67,255    $  114,322   $  44,807 $ 18,688 $  4,211  $  376,004
50%-59.99%                             48,665      24,168        34,349           -    8,900        -     116,082
60%-69.99%                            107,103      92,211        34,119     104,588   32,743        -     370,764
70%-79.99%                              5,000      14,462        21,558     132,812   95,433    2,365     271,630
80%-89.99%                                  -           -             -      62,323    8,909   17,972      89,204
90%-100%                                    -           -             -           -   11,216   21,846      33,062

Greater than 100%                           -           -             -       3,847   14,198   21,659      39,704
   Total Commercial Mortgage and.
                                   ----------   ---------    ----------   --------- -------- --------  ----------
   Agricultural Loans............  $  287,489   $ 198,096    $  204,348   $ 348,377 $190,087 $ 68,053  $1,296,450
                                   ==========   =========    ==========   ========= ======== ========  ==========

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

The following table provides an aging of past due commercial mortgage and other loans as of December 31, 2010:

                                                           As of December 31, 2010
                                 ----------------------------------------------------------------------------
                                                                                                     Total
                                                                  Greater   Greater               Commercial
                                                                  Than 90   Than 90                Mortgage
                                            30-59 Days 60-89 Days  Day -   Day - Not   Total Past     and
                                  Current    Past Due   Past Due  Accruing Accruing      Due      other Loans
                                 ---------- ---------- ---------- -------- --------- ------------ -----------
                                                          (in thousands)
Commercial mortgage loans:
  Industrial                     $  226,175  $     -      $  -      $  -    $    -     $     -    $  226,175
  Retail                            425,516   12,555         -         -         -      12,555       438,071
  Office                            208,699        -         -         -         -           -       208,699
  Multi-Family/Apartment            203,748        -         -         -         -           -       203,748
  Hospitality                        57,410        -         -         -         -           -        57,410
  Other                              75,471        -         -         -     9,662       9,662        85,133
                                 ----------  -------      ----      ----    ------     -------    ----------
Total commercial mortgage loans  $1,197,019  $12,555      $  -      $  -    $9,662     $22,217    $1,219,236
                                 ==========  =======      ====      ====    ======     =======    ==========
Agricultural property loans      $   77,214  $     -      $         $       $    -     $     -    $   77,214
                                 ----------  -------      ----      ----    ------     -------    ----------
Total                            $1,274,233  $12,555      $  -      $  -    $9,662     $22,217    $1,296,450
                                 ==========  =======      ====      ====    ======     =======    ==========

See Note 2 for further discussion regarding nonaccrual status loans.

The following table sets forth commercial mortgage and other loans on nonaccrual status as of December 31:

                                                      2010
                                                 --------------
                                                 (in thousands)
                Commercial mortgage loans:
                  Industrial                       $       -
                  Retail                              12,555
                  Office                                   -
                  Multi-Family/Apartment                   -
                  Hospitality                         15,844
                  Other                                9,662
                                                   ---------
                Total commercial mortgage loans    $  38,061
                                                   =========

Other Long term Investments

"Other long-term investments" are comprised as follows at December 31:

                                                       2010     2009
                                                     -------- --------
                                                      (in thousands)
          Company's investment in Separate accounts  $ 29,827 $ 34,558
          Joint ventures and limited partnerships      86,972   39,113
          Derivatives /(1)/                            15,195        -
                                                     -------- --------
          Total other long- term investments         $131,994 $ 73,671
                                                     ======== ========

          (1) Derivative balance of ($20.5) million at December 31, 2009 was reclassed to Other Liabilities.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

  Net Investment Income

Net investment income for the years ended December 31, was from the following sources:

                                                  2010      2009      2008
                                                --------- --------- ---------
                                                       (in thousands)
   Fixed maturities, available for sale         $ 313,036 $ 306,535 $ 269,498
   Equity securities, available for sale            1,005     1,966     2,230
   Trading account assets                           1,156     1,086       283
   Commercial mortgage loans                       71,541    60,575    49,786
   Policy loans                                    55,599    53,934    53,073
   Short-term investments and cash equivalents        918     2,407    10,142

   Other long-term investments                     11,552   (6,700)   (3,694)
                                                --------- --------- ---------

   Gross investment income                        454,807   419,803   381,318
   Less investment expenses                      (16,563)  (13,763)  (17,567)
                                                --------- --------- ---------

   Net investment income                        $ 438,244 $ 406,040 $ 363,751
                                                ========= ========= =========

Carrying value for non-income producing assets included in fixed maturities totaled $14.2 million and $15.5 million as of December 31, 2010 and December 31, 2009, respectively. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2010.

Realized Investment Gains (Losses), Net

Realized investment gains (losses), net, for the years ended December 31, were from the following sources:

                                                2010      2009      2008
                                              -------- ---------- ---------
                                                     (in thousands)
     Fixed maturities                         $ 30,790 $ (33,813) $(50,358)
     Equity securities                           (166)      (837)      (22)
     Commercial mortgage loans                   1,379   (17,568)   (3,656)
     Joint ventures and limited partnerships         -      (731)         -
     Derivatives                                78,577  (416,318)   260,027
     Other                                          54         83       215
                                              -------- ---------- ---------

     Realized investment gains/(losses), net  $110,634 $(469,184) $ 206,206
                                              ======== ========== =========

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains and losses on securities classified as "available for sale" and certain other long-term investments and other assets are included in the Consolidated Statements of Financial Position as a component of "Accumulated other comprehensive income (loss)," or "AOCI." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive income (loss)" those items that are included as part of "Net income" for a period that had been part of "Other comprehensive income
(loss)" in earlier periods. The amounts for the periods indicated below, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows:

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

Net Unrealized Investment Gains and Losses on Fixed Maturity Securities on which an OTTI loss has been recognized

                                                                                                     Accumulated
                                                                                                        Other
                                                                    Deferred                        Comprehensive
                                                           Net       Policy              Deferred   Income (Loss)
                                                       Unrealized  Acquisition  Policy    Income    Related To Net
                                                          Gains     Costs and   Holder      Tax       Unrealized
                                                       (Losses) On    Other    Account  (Liability)   Investment
                                                       Investments    Costs    Balances   Benefit   Gains (Losses)
                                                       ----------- ----------- -------- ----------- --------------
                                                                             (in thousands)
Balance, December 31, 2008............................  $       -          -   $      -  $      -     $       -
Cumulative impact of the adoption of new
  authoritative guidance on January 1, 2009...........   (19,184)      1,446          -     6,208      (11,530)
Net investment gains (losses) on investments arising
  during the period...................................     26,718          -          -   (9,431)        17,287
Reclassification adjustment for OTTI losses included
  in net income.......................................      9,704          -          -   (3,426)         6,278
Reclassification adjustment for OTTI losses excluded
  from net income (1).................................   (43,123)          -          -    15,222      (27,901)
Impact of net unrealized investment (gains) losses on
  deferred policy acquisition costs...................          -     17,429          -   (6,152)        11,277
Impact of net unrealized investment (gains) losses on
  Policyholder account balance........................          -          -    (8,037)     2,837       (5,200)
                                                        ---------   --------   --------  --------     ---------
Balance, December 31, 2009............................  $(25,885)   $ 18,875   $(8,037)  $  5,258     $ (9,789)
                                                        ---------   --------   --------  --------     ---------
Net investment gains (losses) on investments arising
  during the period...................................    (6,744)          -          -     2,359       (4,385)
Reclassification adjustment for OTTI losses included
  in net income.......................................      7,954          -          -   (2,784)         5,170
Reclassification adjustment for OTTI losses excluded
  from net income (1).................................       (29)          -          -        10          (19)
Impact of net unrealized investment (gains) losses on
  deferred policy acquisition and other costs.........          -    (2,620)          -       917       (1,703)
Impact of net unrealized investment (gains) losses on
  policyholders' account balances.....................          -          -        908     (317)           591
                                                        ---------   --------   --------  --------     ---------
Balance, December 31, 2010............................  $(24,704)   $ 16,255   $(7,129)  $  5,443     $(10,135)
                                                        =========   ========   ========  ========     =========

(1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

All Other Net Unrealized Investment Gains and Losses in AOCI

                                                                                                                   Accumulated
                                                                                                                      Other
                                                                                Deferred                          Comprehensive
                                                                     Net         Policy                Deferred   Income (Loss)
                                                                  Unrealized   Acquisition   Policy     Income    Related To Net
                                                                Gains (Losses)  Costs and    Holder       Tax       Unrealized
                                                                      On          Other     Account   (Liability)   Investment
                                                                Investments(1)    Costs     Balances    Benefit   Gains (Losses)
                                                                -------------- ----------- ---------- ----------- --------------
                                                                                         (in thousands)
Balance, December 31, 2007                                        $   43,960    $(25,019)  $   10,358 $ (12,063)    $   17,236
Net investment gains (losses) on investments arising during
 the period                                                        (325,480)            -           -    113,648     (211,832)
Reclassification adjustment for gains (losses) included in net
 income                                                             (50,380)            -           -     17,633      (32,747)
Impact of net unrealized investment (gains) losses on deferred
 policy acquisition and other costs                                        -      264,616           -   (92,616)       172,000
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                           -            -   (126,068)     44,124      (81,944)
                                                                  ----------    ---------  ---------- ----------    ----------
Balance, December 31, 2008                                        $(331,900)    $ 239,597  $(115,710) $   70,726    $(137,287)
Cumulative impact of the adoption of new authoritative
 guidance on January 1, 2009                                        (12,856)          538           -      4,311       (8,007)
Net investment gains (losses) on investments arising during
 the period                                                          513,845            -           -  (179,846)       333,999

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                                                        Accumulated
                                                                                                           Other
                                                                       Deferred                        Comprehensive
                                                            Net         Policy              Deferred   Income (Loss)
                                                         Unrealized   Acquisition  Policy    Income    Related To Net
                                                           Gains       Costs and   Holder      Tax       Unrealized
                                                        (Losses) On      Other    Account  (Liability)   Investment
                                                       Investments(1)    Costs    Balances   Benefit   Gains (Losses)
                                                                               (in thousands)
Reclassification adjustment for (gains) losses
 included in net income                                     24,946             -         -    (8,731)        16,215
Reclassification adjustment for OTTI losses excluded
 from net income (2)                                        43,123             -         -   (15,093)        28,030
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition and other costs                     -     (407,199)         -    144,673     (262,526)
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                 -             -   176,541   (61,788)       114,753
                                                          --------    ----------  --------  ---------    ----------
Balance, December 31, 2009                                $237,158    $(167,064)  $ 60,831  $(45,748)    $   85,177
Net investment gains (losses) on investments arising
 during the period                                         124,639             -         -   (43,622)        81,017
Reclassification adjustment for (gains) losses
 included in net income                                     38,578             -         -   (13,501)        25,077
Reclassification adjustment for OTTI losses excluded
 from net income (2)                                            29             -         -       (10)            19
Impact of net unrealized investment (gains) losses on
 deferred policy acquisition and other costs                     -      (63,685)         -     22,291      (41,394)
Impact of net unrealized investment (gains) losses on
 policyholders' account balances                                 -             -    32,198   (11,268)        20,930
                                                          --------    ----------  --------  ---------    ----------
Balance, December 31, 2010                                $400,404    $(230,749)  $ 93,029  $(91,858)    $  170,826
                                                          ========    ==========  ========  =========    ==========

(1)  Includes cash flow hedges. See Note 11 for information on cash flow hedges.
(2) Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

The table below presents net unrealized gains (losses) on investments by asset class at December 31:

                                                                        2010      2009
                                                                      --------- ---------
                                                                        (in thousands)
 Fixed maturity securities on which an OTTI loss has been recognized  $(24,704) $(25,885)
 Fixed maturity securities, available for sale - all other              365,178   210,581
 Equity securities, available for sale                                    1,443       310
 Derivatives designated as cash flow hedges/(1)/                            808   (2,974)
 Other investments                                                       32,975    29,241
                                                                      --------- ---------
 Net unrealized gain/(losses) on investments                          $ 375,700 $ 211,273
                                                                      ========= =========

(1)  See Note 11 for more information on cash flow hedges.

Duration of Gross Unrealized Loss Positions for Fixed Maturities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position, as of the dates indicated:

                                                                          December 31, 2010
                                                  -----------------------------------------------------------------------
                                                  Less than twelve months (1) Twelve months or more         Total
                                                  --------------------------- --------------------- ---------------------
                                                                Unrealized               Unrealized            Unrealized
                                                  Fair Value      Losses      Fair Value   Losses   Fair Value   Losses
                                                  ----------    ----------    ---------- ---------- ---------- ----------
                                                                           (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies               $  9,075      $    43       $      -   $     -    $  9,075   $    43
Obligations of U.S. states and their political
 subdivisions                                        20,662        1,063              -         -      20,662     1,063
Foreign government bonds                                152            -              -         -         152         -
Corporate securities                                330,322        9,606         51,283     3,860     381,605    13,466
Asset-backed securities                              23,625          189         95,622    29,888     119,247    30,077
Commercial mortgage-backed securities                14,375          247              -         -      14,375       247
Residential mortgage-backed securities                3,406           57          5,934       137       9,340       194
                                                   --------      -------       --------   -------    --------   -------
Total                                              $401,617      $11,205       $152,839   $33,885    $554,456   $45,090
                                                   ========      =======       ========   =======    ========   =======

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (continued)

                                                                          December 31, 2009
                                                  ------------------------------------------------------------------------
                                                  Less than twelve months Twelve months or more (1)         Total
                                                  ----------------------- ------------------------- ----------------------
                                                    Fair      Unrealized      Fair      Unrealized              Unrealized
                                                    Value       Losses        Value       Losses    Fair Value    Losses
                                                   ---------  ----------   -----------  ----------  ----------- ----------
                                                                            (in thousands)
Fixed maturities, available for sale
U.S. Treasury securities and obligations of U.S.
 government authorities and agencies               $ 20,888    $   459     $        -    $     -     $   20,888  $   459
Obligations of U.S. states and their political
 subdivisions                                        15,752        922              -          -         15,752      922
Foreign government bonds                              6,719        272             85         15          6,804      287
Corporate securities                                521,900      9,918        218,362     16,436        740,262   26,354
Asset-backed securities                              32,045      7,055        113,323     32,549        145,368   39,604
Commercial mortgage-backed securities               120,153      1,639         76,082      2,992        196,235    4,631
Residential mortgage-backed securities               42,560      1,097          6,819        546         49,379    1,643
                                                   ---------   -------     -----------   -------    -----------  -------
  Total                                            $760,017    $21,362     $  414,671    $52,538     $1,174,688  $73,900
                                                   =========   =======     ===========   =======    ===========  =======

(1) The month count for aging of unrealized losses was reset back to historical unrealized loss month counts for securities impacted by the adoption of new authoritative guidance related to other-than-temporary impairments of debt securities on January 1, 2009.

The gross unrealized losses at December 31, 2010 and 2009 are composed of $23 million and $28 million related high or highest quality securities based on NAIC or equivalent rating and $22 million and $46 million, respectively related to other than high or highest quality securities based on NAIC or equivalent rating. At December 31, 2010, $27 million of the gross unrealized losses represented declines in value of greater than 20%, none of which had been in that position for less than six months, as compared to $39 million at December 31, 2009 that represented declines in value of greater than 20%, $4 million of which had been in that position for less than six months. At December 31, 2010 and December 31, 2009, the $34 million and $53 million respectively, of gross unrealized losses of twelve months or more were concentrated in asset backed securities, and in the utilities and transportation sectors of the Company's corporate securities. In accordance with its policy described in Note 2, the Company concluded that an adjustment to earnings for other-than-temporary impairments for these securities was not warranted at December 31, 2010 or 2009. These conclusions are based on a detailed analysis of the underlying credit and cash flows on each security. The gross unrealized losses are primarily attributable to credit spread widening and increased liquidity discounts. At December 31, 2010, the Company does not intend to sell the securities and it is not more likely than not that the Company will be required to sell the securities before the anticipated recovery of its remaining amortized cost basis.

Duration of Gross Unrealized Loss Positions for Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by length of time that individual equity securities have been in a continuous unrealized loss position, as of the following dates:

                                                            December 31, 2010
                                       ----------------------------------------------------------------
                                       Less than twelve months Twelve months or more       Total
                                       ----------------------- --------------------- ------------------
                                          Fair     Unrealized   Fair     Unrealized   Fair   Unrealized
                                          Value      Losses     Value      Losses     Value    Losses
                                       ----------  ----------  --------  ----------  ------- ----------
                                                              (in thousands)
Equity Securities, available for sale   $   6,606    $1,750    $  1,536     $159     $ 8,142   $1,909
                                       ==========    ======    ========     ====     =======   ======

                                                            December 31, 2009
                                       ----------------------------------------------------------------
                                       Less than twelve months Twelve months or more       Total
                                       ----------------------- --------------------- ------------------
                                          Fair     Unrealized   Fair     Unrealized   Fair   Unrealized
                                          Value      Losses     Value      Losses     Value    Losses
                                       ----------  ----------  --------  ----------  ------- ----------
                                                              (in thousands)
Equity Securities, available for sale   $   6,728    $  521    $  5,839     $832     $12,567   $1,353

At December 31, 2010, $2 million of the gross unrealized losses represented declines of greater than 20%, all of which have been in that position for less than six months. At December 31, 2009, $135 thousand of the gross unrealized losses represented declines of greater than 20%, all of which had been in that position for less than six months. Perpetual preferred securities have characteristics of both debt and equity securities. Since an impairment model similar to fixed maturity securities is applied to these securities, an other-than-temporary impairment has not been recognized on certain perpetual preferred securities that have been in a continuous unrealized loss position for twelve months or more as of December 31, 2010 and 2009. In accordance with its policy described in Note 2, the Company concluded that an adjustment for other-than-temporary impairments for these equity securities was not warranted at December 31, 2010 or 2009.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

3. INVESTMENTS (Continued)

  Securities Pledged and Special Deposits

The Company pledges as collateral investment securities it owns to unaffiliated parties through certain transactions, including securities lending, securities sold under agreements to repurchase and futures contracts. At December 31, the carrying value of investments pledged to third parties as reported in the Consolidated Statements of Financial Position included the following:

                                                              2010     2009
                                                             ------- --------
                                                              (in thousands)
  Fixed maturity securities, available for sale - all other   76,981  199,852
                                                             ------- --------
  Total securities pledged                                   $76,981 $199,852
                                                             ======= ========

As of December 31, 2010, the carrying amount of the associated liabilities supported by the pledged collateral was $80 million. Of this amount, $3 million was "Securities sold under agreements to repurchase" and $77 million was "Cash collateral for loaned securities. As of December 31, 2009, the carrying amount of the associated liabilities supported by the pledged collateral was $208 million. Of this amount, $12 million was "Securities sold under agreements to repurchase" and $196 million was "Cash collateral for loaned securities."

Fixed maturities of $4 million at December 31, 2010 and December 31, 2009 were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs as of and for the years ended December 31, are as follows:

                                                               2010          2009           2008
                                                         ------------- -------------- --------------
                                                                       (in thousands)
Balance, beginning of year                                  $2,483,494     $2,602,085     $2,174,315
Capitalization of commissions, sales and issue expenses      1,059,823        545,418        471,771
Amortization                                                  (93,125)      (294,286)      (308,617)
Change in unrealized investment gains/(losses)                (72,635)      (369,723)        264,616
                                                         ------------- -------------- --------------
Balance, end of year                                         3,377,557     $2,483,494     $2,602,085
                                                         ============= ============== ==============

Deferred acquisition costs include reductions in capitalization and amortization related to reinsurance expense allowances resulting from the coinsurance treaties with Prudential Arizona Reinsurance Captive Company, or "PARCC," Prudential Arizona Reinsurance Term Company, or "PAR TERM" and Prudential Arizona Reinsurance III Company, or "PAR III", as discussed in Note 13 to the Consolidated Financial Statements.

Ceded capitalization amounted to $220 million, $220 million and $126 million in 2010, 2009 and 2008, respectively. Ceded amortization amounted to $67 million, $53 million and $22 million in 2010, 2009 and 2008, respectively.

5. POLICYHOLDERS' LIABILITIES

Future Policy Benefits

Future policy benefits at December 31, are as follows:

                                                     2010           2009
                                                -------------- --------------
                                                       (in thousands)
  Life insurance - domestic                        $ 2,690,544    $ 2,195,902
  Life insurance - Taiwan                              939,159        786,044
  Individual and group annuities                        57,313         54,241
  Policy claims and other contract liabilities       (359,467)        109,333
                                                -------------- --------------
  Total future policy benefits                      $3,327,549     $3,145,520
                                                ============== ==============

Life insurance liabilities include reserves for death benefits and other policy benefits. Individual and Group annuity liabilities include reserves for annuities with life contingencies that are in payout status.

Future policy benefits for domestic and Taiwan individual non-participating traditional life insurance policies are generally equal to the aggregate of
(1) the present value of future benefit payments and related expenses, less the present value of future net premiums, and (2) any premium deficiency reserves. Assumptions as to mortality and persistency are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. Interest rates range from 2.50% to 8.25% for setting domestic insurance reserves and 6.18% to 7.43% for setting Taiwan reserves.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

5. POLICYHOLDERS' LIABILITIES (continued)

Future policy benefits for individual and group annuities and supplementary contracts are generally equal to the aggregate of (1) the present value of expected future payments, and (2) any premium deficiency reserves. Assumptions as to mortality are based on the Company's experience, and in certain instances, industry experience, when the basis of the reserve is established. The interest rates used in the determination of present values range from 1.32% to 14.75%, with approximately 15.44% of the reserves based on an interest rate in excess of 8.00%. The interest rate used in the determination of group annuities reserves is 14.75%.

Future policy benefits for other contract liabilities are generally equal to the present value of expected future payments based on the Company's experience. The interest rates used in the determination of the present values range from 0.77% to 6.21%.

Policyholders' Account Balances

Policyholders' account balances at December 31, are as follows:

                                                   2010        2009
                                                ----------- -----------
                                                    (in thousands)
         Interest-sensitive life contracts      $ 4,320,045 $ 3,954,459
         Individual annuities                     1,869,965   2,172,332
         Guaranteed interest accounts               841,268     274,434
         Other                                      477,891     393,496
                                                ----------- -----------
         Total policyholders' account balances  $ 7,509,169 $ 6,794,721
                                                =========== ===========

Policyholders' account balances represent an accumulation of account deposits plus credited interest less withdrawals, expenses and mortality charges, if applicable. Interest crediting rates range from 3.00% to 5.00% for interest-sensitive contracts. Interest crediting rates for individual annuities may range from 1.00 % to 9.00 % with 0.00 % of policyholders' account balances with interest crediting rates in excess of 8.00%. Interest crediting rates for guaranteed interest accounts range from 1.00 % to 6.00 %. Interest crediting rates range from 1.00 % to 8.00 % for other.

6. REINSURANCE

The Company participates in reinsurance with its affiliates Prudential Insurance, Prudential of Taiwan, Prudential Arizona Reinsurance Captive Company, or "PARCC", Universal Prudential Arizona Reinsurance Company, or "UPARC", Pruco Reinsurance Ltd., or "Pruco Re", Prudential Arizona Reinsurance III Company, or "PAR III", and Prudential Arizona Reinsurance Term Company, or "PAR TERM", in order to provide risk diversification, additional capacity for future growth and limit the maximum net loss potential. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term and coinsurance. Reinsurance ceded arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability of the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The likelihood of a material reinsurance liability resulting from such an inability of the reinsurers to meet their obligation is considered to be remote.

The Company has entered into various reinsurance agreements with an affiliate, Pruco Re, to reinsure its living benefit features sold on certain of its annuities as part of its risk management and capital management strategies. For additional details on these agreements, see Note 13.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. Amounts recoverable from reinsurers, for long duration reinsurance arrangements, are estimated in a manner consistent with the claim liabilities and policy benefits associated with the reinsured policies. The affiliated reinsurance agreements are described further in Note 13 of the Consolidated Financial Statements.

Reinsurance amounts included in the Consolidated Statements of Operations and Comprehensive Income for the years December 31, are as follows:

                                                                      2010         2009        2008
                                                                  -----------  -----------  ----------
                                                                             (in thousands)
Gross premiums and policy charges and fee income                  $ 2,092,147  $ 1,896,683  $1,717,526
Reinsurance ceded                                                  (1,436,704)  (1,171,957)   (954,583)
                                                                  -----------  -----------  ----------
Net premiums and policy charges and fee income                    $   655,443  $   724,726  $  762,943
                                                                  -----------  -----------  ----------
Policyholders' benefits ceded                                     $   678,782  $   515,539  $  496,280
Realized capital (losses)/gains net, associated with derivatives  $  (497,195) $(1,183,687) $1,059,476

Reinsurance premiums ceded for interest-sensitive products are accounted for as a reduction of policy charges and fee income.

Reinsurance premiums ceded for term insurance products are accounted for as a reduction of premiums.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

6. REINSURANCE (continued)

In 2009, reinsurance ceded included a $17 million expense due to an underpayment to an affiliate in prior periods and in 2008 reinsurance ceded included a $49 million benefit due to an overpayment to an affiliate in prior periods.

Realized investment gains and losses include the reinsurance of certain of the Company's embedded derivatives. Changes in the fair value of the embedded derivatives are recognized through "Realized investment gains". The Company has entered into reinsurance agreements to transfer the risk related to certain living benefit options on variable annuities to Pruco Re. The Company also sells certain universal life products that contain a no-lapse guarantee provision. The Company excluding its subsidiaries, entered into an agreement with UPARC (See Note 13 to the Consolidated Financial Statements) to reinsure these guarantees. These reinsurance agreements are derivatives and have been accounted for in the same manner as an embedded derivative.

Reinsurance recoverables included in the Company's Consolidated Statements of Financial Position at December 31, were as follows:

                                                    2010       2009
                                                 ---------- ----------
                                                    (in thousands)
         Domestic life insurance - affiliated    $1,780,911 $1,606,000
         Domestic life insurance - unaffiliated         239      4,050
         Taiwan life insurance-affiliated           946,011    786,045
                                                 ---------- ----------
                                                 $2,727,161 $2,396,095
                                                 ========== ==========

Substantially all reinsurance contracts are with affiliates as of December 31, 2010 and 2009. These contracts are described further in Note 13 of the Consolidated Financial Statements.

The gross and net amounts of life insurance in- force as December 31st, were as follows:

                                      2010           2009           2008
                                 -------------  -------------  -------------
                                                (in thousands)
  Gross life insurance in force  $ 546,708,450  $ 517,012,733  $ 450,675,048
  Reinsurance ceded               (492,314,245)  (465,245,943)  (405,820,776)
                                 -------------  -------------  -------------
  Net life insurance in force    $  54,394,205  $  51,766,790  $  44,854,272
                                 =============  =============  =============

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity or if funds are allocated to other investment options. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

In addition, the Company issues variable life, variable universal life and universal life contracts where the Company contractually guarantees to the contractholder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse ("no lapse guarantee"). Variable life and variable universal life contracts are offered with general and separate account options similar to variable annuities.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contractholders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits." In 2010, 2009 and 2008 there were no gains or losses on transfers of assets from the general account to a separate account.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, timing of annuitization, contract lapses and contractholder mortality.

For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's primary risk exposures for these contracts relates to actual deviations from, or changes to, the assumptions used in the original pricing of these products, including equity market returns, interest rates, market volatility or contractholder behavior used in the original pricing of these products.

The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. The liabilities related to the net amount at risk are reflected within "Future policy benefits." As of December 31, 2010 and 2009, the Company had the following guarantees associated with these contracts, by product and guarantee type:

                                                       December 31, 2010                        December 31, 2009
                                            ---------------------------------------- ----------------------------------------
                                                                  At Annuitization /                       At Annuitization /
                                            In the Event of Death  Accumulation (1)  In the Event of Death  Accumulation (1)
                                            ---------------------------------------- ----------------------------------------
 Variable Annuity Contracts                             ( in thousands)                          ( in thousands)

 Return of Net Deposits

 Account value                                   $23,853,223                 N/A          $9,277,670                  N/A

 Net amount at risk                                 $112,961                 N/A            $275,876                  N/A

 Average attained age of contractholders            60 years                 N/A            61 years                  N/A
 Minimum return or contract value

 Account value                                   $12,334,087         $29,079,105          $9,397,969          $12,015,386

 Net amount at risk                               $1,725,293            $847,993          $2,255,244             $773,487

 Average attained age of contractholders            66 years            60 years            66 years             62 years

 Average period remaining until earliest
 expected annuitization                                  N/A          1.24 years                 N/A           2.21 years

 (1) Includes income and withdrawal
 benefits as described herein

     Market value adjusted annuities          Unadjusted Value      Adjusted Value     Unadjusted Value      Adjusted Value
                                            --------------------- ------------------ --------------------- ------------------
Account value                                       $738,349            $744,269            $180,099             $187,867

                                              December 31, 2010   December 31, 2009
                                            ----------------------------------------
                                                     In the Event of Death
                                            ----------------------------------------
Variable Life, Variable Universal Life and               (in thousands)
Universal Life Contracts


 No Lapse Guarantees


 Separate account value                           $2,391,911          $2,157,765


 General account value                            $1,789,570          $1,517,912


 Net amount at risk                              $51,499,882         $49,987,909


 Average attained age of contractholders            51 years            50 years

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:


                                December 31, 2010 December 31, 2009
                                ----------------- -----------------
                                          (in thousands)

            Equity funds           $20,486,317       $10,489,477

            Bond funds              11,185,349         3,743,443

            Money market funds       2,035,929         2,221,208
                                ----------------- -----------------
              Total                $33,707,595       $16,454,128
                                ================= =================

In addition to the above mentioned amounts invested in separate account investment options, $2.480 billion and $2.222 billion of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA feature, were invested in general account investment options in 2010 and 2009, respectively.

Liabilities for Guaranteed Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum income and withdrawal benefits ("GMIWB"), guaranteed minimum withdrawal benefits ("GMWB") and guaranteed minimum accumulation benefits ("GMAB") features are considered to be bifurcated embedded derivatives and are recorded at fair value. Changes in the fair value of these derivatives, including changes in the Company's own risk of non-performance, along with any fees attributed or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." See
Note 10 for additional information regarding the methodology used in determining the fair value of these embedded derivatives. The liabilities for GMAB, GMWB and GMIWB are included in "Future policy benefits."

                                                                              GMIWB -
                                                  GMDB               GMIB      GMAB       Total
                                      ---------------------------- -------------------- ----------
                                      Variable    Variable Life,     Variable Annuity
                                      Annuity   Variable Universal
                                                 Life & Universal
                                                       Life
                                                             (in thousands)
Balance as of December 31, 2007       $  35,671      $55,184       $   8,905 $   35,233 $  134,993
  Incurred guarantee benefits /(1)/     162,244       32,311          32,112    759,407    986,074
  Paid guarantee benefits              (35,346)       (756)                -          -   (36,102)
                                      ---------      --------      --------- ---------- ----------
Balance as of December 31, 2008       $ 162,569      $86,739       $  41,017 $  794,640 $1,084,965
  Incurred guarantee benefits /(1)/    (13,709)       63,694        (14,478)  (812,179)  (776,672)
  Paid guarantee benefits              (68,937)      (7,262)               -          -   (76,199)
                                      ---------      --------      --------- ---------- ----------
Balance as of December 31, 2009       $  79,923      $143,171      $  26,539 $ (17,539) $  232,094
  Incurred guarantee benefits /(1)/       5,522       18,496             361  (435,284)  (410,905)
  Paid guarantee benefits              (36,616)       (560)            (182)          -   (37,358)
                                      ---------      --------      --------- ---------- ----------
Balance as of December 31, 2010       $  48,829      $161,107      $  26,718 $(452,823) $(216,169)
                                      =========      ========      ========= ========== ==========

(1) Incurred guarantee benefits include the portion of assessments established as additions to reserves as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be embedded derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an asset transfer feature that reduces the Company's exposure to these guarantees. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

7. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

The GMWB features provide the contractholder with a guaranteed remaining balance if the account value is reduced to zero through a combination of market declines and withdrawals. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of the account value or cumulative deposits when withdrawals commence, less cumulative withdrawals. The contractholder also has the option, after a specified time period, to reset the guaranteed remaining balance to the then-current account value, if greater. The GMWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMIWB features, taken collectively, provides a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option (which is available under only one of the Company's GMIWBs) guarantees that a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The income option (which varies among the Company's GMIWBs) in general guarantees the contract holder the ability to withdraw an amount each year for life (or for joint lives, in the case of any spousal version of the benefit) where such amount is equal to a percentage of a protected value under the benefit. The contractholder also has the potential to increase this annual amount, based on certain subsequent increases in account value that may occur. Certain GMIWB features include an asset transfer feature that reduces the Company's exposure to these guarantees. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

As part of its risk management strategy, the Company limits its exposure to these risks through a combination of product design elements, such as an asset transfer feature, and affiliated reinsurance agreements. The asset transfer feature included in the design of certain optional living benefits transfers assets between the variable investments selected by the annuity contractholder and, depending on the benefit feature, a fixed rate account in the general account or a bond portfolio within the separate account. The transfers are based on the static mathematical formula, used with the particular optional benefit, which considers a number of factors, including the impact of investment performance of the contractholder total account value. In general, negative investment performance may result in transfers to a fixed-rate account in the general account or a bond portfolio within the separate account, and positive investment performance may result in transfers back to contractholder-selected investments. Other product design elements utilized for certain products to manage these risks include asset allocation restrictions and minimum purchase age requirements. For risk management purposes the Company segregates the variable annuity living benefit features into those that include the asset transfer feature including certain GMIWB riders and certain GMAB riders that feature the GRO policyholder benefits; and those that do not include the asset transfer feature, including certain legacy GMIWB, GMWB, GMAB and GMIB riders. Living benefit riders that include the asset transfer feature also include GMDB riders, and as such the GMDB risk in these riders also benefits from the asset transfer feature

Sales Inducements

These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances", are as follows:

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Other Assets" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and
(2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements, reported as "Interest credited to policyholders' account balances," are as follows:

                                                        2010         2009        2008
                                                    ------------ ------------ -----------
                                                               (in thousands)
Balance, beginning of year                            $  296,341    $ 269,310   $ 215,057
Capitalization                                           246,006       94,526      71,899
Amortization                                            (10,734)     (47,565)    (17,646)
Change in unrealized investment gains and (losses)         6,330     (19,930)          --
                                                    ------------ ------------ -----------
Balance, end of year                                  $  537,943    $ 296,341   $ 269,310
                                                    ============ ============ ===========

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Statutory accounting practices primarily differ from GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) for the Company amounted to $277 million, $167 million, and ($566) million for the years ended December 31, 2010, 2009, and 2008, respectively. Statutory surplus of the Company amounted to $1,218 million and $909 million at December 31, 2010 and 2009, respectively.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

8. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the Arizona Department of Insurance. Prescribed statutory accounting practices include publications of the NAIC, state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed.

The Company is subject to Arizona law, which limits the amount of dividends that insurance companies can pay to stockholders without approval of the Arizona Department of Insurance. The maximum dividend, which may be paid in any twelve-month period without notification or approval, is limited to the lesser of 10% of statutory surplus as of December 31 of the preceding year or the net gain from operations of the preceding calendar year. Cash dividends may only be paid out of surplus derived from realized net profits. Based on these limitations, there is $122 million capacity to pay a dividend in 2011 without prior approval. In 2008 and 2009, there were neither dividends nor any returns of capital paid by the Company to the parent company. The Company paid a dividend of $100 million in 2010, of which $90 million was considered an ordinary dividend and $10 million was considered an extraordinary dividend.

9. INCOME TAXES

The components of income tax expense (benefit) for the years ended December 31, were as follows:

                                                                 2010         2009         2008
                                                              ----------- ------------ ------------
                                                                         (in thousands)
Current tax expense (benefit):
  U.S.                                                          $ 157,318   $   93,658   $(126,180)
                                                              ----------- ------------ ------------
Total                                                             157,318       93,658    (126,180)
                                                              ----------- ------------ ------------

Deferred tax expense (benefit):
  U.S.                                                             14,495    (229,618)      191,184
                                                              ----------- ------------ ------------
Total                                                              14,495    (229,618)      191,184
                                                              ----------- ------------ ------------

Total income tax expense (benefit) on income from operations    $ 171,813   $(135,960)   $   65,004
  Other comprehensive (loss) income                                45,855      111,335     (83,046)
  Cumulative effect of changes in accounting policy                     -       10,637            -
                                                              ----------- ------------ ------------
Total income tax expense (benefit) on continuing operations     $ 217,668   $ (13,988)   $ (18,042)
                                                              =========== ============ ============

The Company's income (loss) from continuing operations before income taxes includes income (loss) from domestic operations of $641.9 million, ($201.8) million and $314.3 million, and no income from foreign operations for the years ended December 31, 2010, 2009 and 2008, respectively.

The Company's actual income tax expense for the years ended December 31, differs from the expected amount computed by applying the statutory federal income tax rate of 35% to income from continuing operations before income taxes and cumulative effect of accounting change for the following reasons:

                                                                2010       2009        2008
                                                             ---------- ----------- -----------
                                                                       (in thousands)
Expected federal income tax expense (benefit)                 $ 224,658  $ (70,612)  $  110,015
Non-taxable investment income                                  (46,577)    (35,900)    (43,914)
Tax credits                                                     (3,469)     (2,270)     (4,974)
Expiration of statute of limitations and related interest             -    (33,812)           -
Other                                                           (2,799)       6,634       3,877
                                                             ---------- ----------- -----------
Total income tax expense (benefit) on continuing operations   $ 171,813  $(135,960)  $   65,004
                                                             ========== =========== ===========

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                   2010         2009
                                               ------------ ------------
                                                    (in thousands)
        Deferred tax assets
          Insurance reserves                    $   507,852  $   202,477
          Investments                                45,654       65,527
          Other                                       1,821            -
                                               ------------ ------------
          Deferred tax assets                   $   555,327  $   268,004
                                               ------------ ------------

        Deferred tax liabilities
          Deferred acquisition costs            $   920,187  $   634,229
          Net unrealized gains on securities        131,136       74,916
          Other                                           -       11,672
                                               ------------ ------------
          Deferred tax liabilities                1,051,323      720,817
                                               ------------ ------------

        Net deferred tax asset (liability)      $ (495,996)  $ (452,813)
                                               ============ ============

The application of U.S. GAAP requires the Company to evaluate the recoverability of deferred tax assets and establish a valuation allowance if necessary to reduce the deferred tax asset to an amount that is more likely than not expected to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) in which tax jurisdictions they were generated and the timing of their reversal;
(4) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards;
(5) the length of time that carryovers can be utilized in the various taxing jurisdictions; (6) any unique tax rules that would impact the utilization of the deferred tax assets; and (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The company had no valuation allowance as of December 31, 2010, 2009 and 2008.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. Adjustments to the valuation allowance will be made if there is a change in management's assessment of the amount of deferred tax asset that is realizable.

The Company's unrecognized tax benefits as of December 31, 2008, 2009 and 2010 are as follows:

                                                                                                       Unrecognized    Total
                                                                                         Unrecognized  tax benefits unrecognized
                                                                                         tax benefits    2002 and   tax benefits
                                                                                         prior to 2002   forward     all years
                                                                                         ------------- ------------ ------------
                                                                                                     (in thousands)
Amounts as of December 31, 2007                                                            $  45,118     $  5,782    $  50,900
Increases in unrecognized tax benefits taken in prior period                                       -          297          297
(Decreases) in unrecognized tax benefits taken in prior period                                     -            -            -
                                                                                           ---------     --------    ---------
Amounts as of December 31, 2008                                                            $  45,118     $  6,079    $  51,197
Increases in unrecognized tax benefits taken in prior period                                       -            -            -
(Decreases) in unrecognized tax benefits taken in prior period                                     -        (826)        (826)
Settlements with parent                                                                     (17,197)            -     (17,197)
Settlements with taxing authorities                                                                -            -            -
(Decreases) in unrecognized tax benefits as a result of lapse of the applicable statute
 of limitations                                                                             (26,431)            -     (26,431)
                                                                                           ---------     --------    ---------
Amounts as of December 31, 2009                                                            $   1,490     $  5,253    $   6,743
Increases in unrecognized tax benefits taken in prior period                                       -            -            -
(Decreases) in unrecognized tax benefits taken in prior period                                     -      (5,123)      (5,123)
                                                                                           ---------     --------    ---------
Amounts as of December 31, 2010                                                            $   1,490     $    130    $   1,620
                                                                                           =========     ========    =========

Unrecognized tax benefits that, if recognized, would favorably impact the effective
 rate as of December 31, 2008...........................................................   $  45,118     $      -    $  45,118
                                                                                           =========     ========    =========
Unrecognized tax benefits that, if recognized, would favorably impact the effective
 rate as of December 31, 2009...........................................................   $   1,490     $      -    $   1,490
                                                                                           =========     ========    =========
Unrecognized tax benefits that, if recognized, would favorably impact the effective
 rate as of December 31, 2010...........................................................   $   1,490            -    $   1,490
                                                                                           =========     ========    =========

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)

The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). The amounts recognized in the consolidated financial statements for tax-related interest and penalties for the years ended December 31, are as follows:

                                                                                                 2010       2009      2008
                                                                                              ---------- ---------- --------
                                                                                                      (in thousands)
Interest and penalties recognized in the consolidated statements of operations                $  (1,100) $  (4,900) $  1,200
Interest and penalties recognized in liabilities in the consolidated statements of financial
 position                                                                                     $        0 $    1,100 $  6,000

During 2009, in accordance with the terms of tax sharing agreement with its parent, Prudential Financial, the Company settled $17 million of its contingent tax liability with PFI and was relieved of any future obligation related thereto. The liability is primarily related to tax years prior to 2002. The settlement of this liability was recorded as an increase to additional paid-in-capital.

The Company's liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service ("IRS") or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards ("tax attributes"), the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. The statute of limitations for the 2002 tax year expired on April 30, 2009. The statute of limitations for the 2003 tax year expired on July 31, 2009. The statute of limitations for the 2004 through 2007 tax years will expire in February 2012, unless extended. Tax years 2008 and 2009 are still open for IRS examination. The Company does not anticipate any significant changes within the next 12 months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.

As discussed above, the completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to the liability for income taxes. As such, 2009 benefited from a reduction to the liability for unrecognized tax benefits and related interest of $34 million, primarily related to tax years prior to 2002 as a result of the expiration of the statute of limitations for the 2002 and 2003 tax years.

The dividends received deduction ("DRD") reduces the amount of dividend income subject to U.S. tax and is the primary component of the non-taxable investment income shown in the table above, and, as such, is a significant component of the difference between the Company's effective tax rate and the federal statutory tax rate of 35%. The DRD for the current period was estimated using information from 2009, current year results, and was adjusted to take into account the current year's equity market performance. The actual current year DRD can vary from the estimate based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from mutual fund investments, changes in the account balances of variable life and annuity contracts, and the Company's taxable income before the DRD.

In August 2007, the IRS released Revenue Ruling 2007-54, which included, among other items, guidance on the methodology to be followed in calculating the DRD related to variable life insurance and annuity contracts. In September 2007, the IRS released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the IRS intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. On
February 14, 2011, the Obama Administration released the "General Explanations of the Administration's Revenue Proposals." Although the Administration has not released proposed statutory language, one proposal would change the method used to determine the amount of the DRD. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulation or legislation, could increase actual tax expense and reduce the Company's consolidated net income. These activities had no impact on the Company's 2008, 2009 or 2010 results.

In December 2006, the IRS completed all fieldwork with respect to its examination of the consolidated federal income tax returns for tax years 2002 and 2003. The final report was initially submitted to the Joint Committee on Taxation for their review in April 2007. The final report was resubmitted in March 2008 and again in April 2008. The Joint Committee returned the report to the IRS for additional review of an industry issue regarding the methodology for calculating the DRD related to variable life insurance and annuity contracts. The IRS completed its review of the issue and proposed an adjustment with respect to the calculation of the DRD. In order to expedite receipt of an income tax refund related to the 2002 and 2003 tax years, the Company agreed to such adjustment. The report, with the adjustment to the DRD, was submitted to the Joint Committee on Taxation in October 2008. The Company was advised on January 2, 2009 that the Joint Committee completed its consideration of the report and took no exception to the conclusions reached by the IRS. Accordingly, the final report was processed and a $157 million refund was received in February 2009. The Company believed that its return position with respect to the calculation of the DRD was technically correct. Therefore, the Company filed protective refund claims on October 1, 2009 to recover the taxes associated with the agreed upon adjustment. The IRS recently issued an Industry Director Directive ("IDD") stating that the methodology for calculating the DRD set forth in Revenue Ruling 2007-54 should not be followed. The IDD also confirmed that the IRS guidance issued before Revenue Ruling 2007-54, which guidance the Company relied upon in calculating its DRD, should be used to determine the DRD. The Company is working with its IRS audit team to bring the DRD issue to a close in accordance with the IDD. These activities had no impact on the Company's 2008, 2009 or 2010 results.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

9. INCOME TAXES (continued)

In January 2007, the IRS began an examination of tax years 2004 through 2006. For tax years 2007 through 2010, the Company is participating in the IRS's Compliance Assurance Program ("CAP"). Under CAP, the IRS assigns an examination team to review completed transactions contemporaneously during these tax years in order to reach agreement with the Company on how they should be reported in the tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax returns are filed. It is management's expectation this program will shorten the time period between the filing of the Company's federal income tax returns and the IRS's completion of its examination of the returns.

10.FAIR VALUE OF ASSETS AND LIABILITIES

Fair Value Measurement - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value established a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available. Active markets are defined as having the following characteristics for the measured asset/liability: (i) many transactions,
(ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads and (v) most information publicly available. The Company's Level 1 assets and liabilities primarily include certain cash equivalents and short term investments, equity securities and derivative contracts that are traded in an active exchange market. Prices are obtained from readily available sources for market transactions involving identical assets or liabilities.

Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company's Level 2 assets and liabilities include: fixed maturities (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain equity securities (mutual funds, which do not actively trade and are priced based on a net asset value) and commercial mortgage loans, short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter derivatives. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs. Prices from services are validated through comparison to trade data and internal estimates of current fair value, generally developed using market observable inputs and economic indicators.

Level 3 - Fair value is based on at least one or more significant unobservable inputs for the asset or liability. These inputs reflect the Company's assumptions about the inputs market participants would use in pricing the asset or liability. The Company's Level 3 assets and liabilities primarily include: certain private fixed maturities and equity securities, certain manually priced public equity securities and fixed maturities, certain highly structured over-the-counter derivative contracts, certain commercial mortgage loans, certain consolidated real estate funds for which the Company is the general partner, and embedded derivatives resulting from certain products with guaranteed benefits. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market, and are generally considered Level 3. Under certain conditions, based on its observations of transactions in active markets, the Company may conclude the prices received from independent third party pricing services or brokers are not reasonable or reflective of market activity. In those instances, the Company may choose to over-ride the third-party pricing information or quotes received and apply internally developed values to the related assets or liabilities. To the extent the internally developed valuations use significant unobservable inputs, they are classified as Level 3. As of December 31, 2010 and 2009 these over-rides on a net basis were not material.

Inactive Markets - During 2009 and continuing through the first quarter of 2010, the Company observed that the volume and level of activity in the market for asset-backed securities collateralized by sub-prime mortgages remained at historically low levels. This stood in particular contrast to the markets for other structured products with similar cash flow and credit profiles. The Company also observed significant implied relative liquidity risk premiums, yields, and weighting of "worst case" cash flows for asset-backed securities collateralized by sub-prime mortgages in comparison with its own estimates for such securities. In contrast, the liquidity of other spread-based asset classes, such as corporate bonds, high yield and consumer asset-backed securities, such as those collateralized by credit cards or autos, which were previously more correlated with sub-prime securities, improved beginning in the second quarter of 2009. Based on this information, the Company concluded as of June 30, 2009, and continuing through March 31, 2010, that the market for asset-backed securities collateralized by sub-prime mortgages was inactive and also determined the pricing quotes it received were based on limited market transactions, calling into question their representation of observable fair value. As a result, the Company considered both third-party pricing information and an internally developed price based on a discounted cash flow model in determining the fair value of certain of these securities as of June 30, 2009 through March 31, 2010. Based on the unobservable inputs used in the discounted cash flow model and the limited observable market activity, the Company classified these securities within Level 3 as of June 30, 2009 through March 31, 2010.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Beginning in the second quarter of 2010, the Company observed an increasingly active market, as evidence of orderly transactions in asset-backed securities collateralized by sub-prime mortgages became more apparent. Additionally, the valuation based on the pricing the Company received from independent pricing services was not materially different from its internal estimates of current market value for these securities. As a result, where third party pricing information based on observable inputs was used to fair value the security, and based on the assessment that the market has been becoming increasingly active, the Company reported fair values for these asset-backed securities collateralized by sub-prime mortgages in Level 2 since June 30, 2010. As of December 31, 2010, the fair value of these securities included in Level 2 were $69.7 million included in Fixed Maturities Available for Sale - Asset-Backed Securities.

Assets and Liabilities by Hierarchy Level - The tables below present the balances of assets and liabilities measured at fair value on a recurring basis, as of the dates indicated.

                                                                                         As of December 31, 2010
                                                                             ----------------------------------------------
                                                                              Level 1     Level 2     Level 3      Total
                                                                              -------     -------    -------       -----
                                                                                             (in thousands)
Fixed maturities, available for sale:
U.S. Treasury securities and obligations of U.S. government authorities and
 agencies                                                                    $        - $   227,962 $        -  $   227,962
Obligations of U.S. states and their political subdivisions                           -      24,129          -       24,129
Foreign government bonds                                                              -      54,709          -       54,709
Corporate securities                                                                  -   4,321,147     49,050    4,370,197
Asset-backed securities                                                               -     349,808     59,770      409,578
Commercial mortgage-backed securities                                                 -     580,520          -      580,520
Residential mortgage-backed securities                                                -     375,208          -      375,208
                                                                             ---------- ----------- ----------  -----------
  Sub-total                                                                           -   5,933,483    108,820    6,042,303
Trading account assets:
Asset-backed securities                                                               -      17,525          -       17,525
Commercial mortgage-backed securities                                                 -       5,180          -        5,180
                                                                             ---------- ----------- ----------  -----------
  Sub-total                                                                           -      22,705          -       22,705

Equity securities, available for sale                                             8,920       8,695      1,792       19,407
Short-term investments                                                           50,989     195,915          -      246,904
Cash equivalents                                                                 42,040     237,871          -      279,911
Other long-term investments                                                           -      15,195          -       15,195
Other assets                                                                          -      48,071  (222,491)    (174,420)
Sub-total excluding separate account assets                                     101,949   6,461,935  (111,879)    6,452,005
Separate account assets (1)                                                   1,654,810  41,415,830    198,451   43,269,091
                                                                             ---------- ----------- ----------  -----------
  Total assets                                                               $1,756,759 $47,877,765 $   86,572  $49,721,096
                                                                             ========== =========== ==========  ===========

Future policy benefits                                                                -           -  (452,822)    (452,822)
                                                                             ---------- ----------- ----------  -----------
  Total liabilities                                                          $        - $         - $ (452,822) $  (452,822)
                                                                             ========== =========== ==========  ===========

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

                                                                                       As of December 31, 2009 (2)
                                                                              ---------------------------------------------
                                                                               Level 1    Level 2     Level 3      Total
                                                                               -------    -------     -------     -----
                                                                                              (in thousands)
 Fixed maturities, available for sale:
 U.S. Treasury securities and obligations of U.S. government authorities and
 agencies                                                                     $       - $    171,660 $       - $    171,660
 Obligations of U.S. states and their political subdivisions                          -       16,002         -       16,002
 Foreign government bonds                                                             -       43,193     1,082       44,275
 Corporate securities                                                                 -    3,925,335    32,462    3,957,797
 Asset-backed securities                                                              -      315,315   135,466      450,781
 Commercial mortgage-backed securities                                                -      501,616         -      501,616
 Residential mortgage-backed securities                                               -      711,942         -      711,942
                                                                              --------- ------------ --------- ------------
  Sub-total                                                                           -    5,685,063   169,010    5,854,073
Trading account assets:
Corporate securities                                                                  -            -     1,182        1,182
Asset-backed securities                                                               -       20,647         -       20,647
Commercial mortgage-backed securities                                                 -        5,108         -        5,108
                                                                              --------- ------------ --------- ------------
  Sub-total                                                                           -       25,755     1,182       26,937
Equity securities, available for sale                                             6,929       16,880     3,833       27,642
Short-term investments                                                           20,083      152,830         -      172,913
Cash equivalents                                                                      -      139,589         -      139,589
Other long-term investments                                                           -            -         -            -
                                                                              --------- ------------ --------- ------------
Other assets                                                                          -       49,552   159,618      209,170
                                                                              --------- ------------ --------- ------------
  Sub-total excluding separate account assets                                    27,012    6,069,669   333,643    6,430,324
Separate account assets (1)                                                     623,948   24,386,654   152,675   25,163,277
                                                                              --------- ------------ --------- ------------
 Total assets                                                                 $ 650,960 $ 30,456,323 $ 486,318 $ 31,593,601
                                                                              ========= ============ ========= ============
Future policy benefits                                                                -            -  (17,539)      (17,539)
Other liabilities                                                                   264     (19,736)     (960)      (20,432)
                                                                              --------- ------------ --------- ------------
 Total liabilities                                                            $     264 $   (19,736) $(18,499) $    (37,971)
                                                                              ========= ============ ========= ============

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statement of Financial Position.
(2) Includes reclassifications to conform to current period presentation.

The methods and assumptions the Company uses to estimate fair value of assets and liabilities measured at fair value on a recurring basis are summarized below. Information regarding Separate Account Assets is excluded as the risk of assets for these categories is primarily borne by our customers and policyholders.

Fixed Maturity Securities - The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent pricing services. Prices from pricing services are sourced from multiple vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company generally receives prices from multiple pricing services for each security, but ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. To validate reasonability, prices are reviewed by internal asset managers through comparison with directly observed recent market trades and internal estimates of current fair value, developed using market observable inputs and economic indicators. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from third party pricing services is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service. If the pricing service updates the price to be more consistent in comparison to the presented market observations, the security remains within Level 2.

If the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity, non-binding broker quotes are used, if available. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may over-ride the information from the pricing service or broker with an internally developed valuation. As of December 31, 2010 and 2009 over-rides on a net basis were not material. Internally developed valuations or non-binding broker quotes are also used to determine fair value in circumstances where vendor pricing is not available. These estimates may use significant unobservable inputs, which reflect our own assumptions about the inputs market participants would use in pricing the asset. Circumstances where observable market data are not available may include events such as market illiquidity and credit events related to the security. Pricing service over-rides, internally developed valuations and non-binding broker quotes are generally included in Level 3 in our fair value hierarchy.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

The fair value of private fixed maturities, which are primarily comprised of investments in private placement securities, originated by internal private asset managers, are primarily determined using a discounted cash flow model. In certain cases these models primarily use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may also incorporate significant unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines such inputs are not significant to the price of a security, a Level 2 classification is made. Otherwise, a Level 3 classification is used.

Private fixed maturities also include debt investments in funds that, in addition to a stated coupon, pay a return based upon the results of the underlying portfolios. The fair values of these securities are determined by reference to the funds' net asset value (NAV). Since the NAV at which the funds trade can be observed by redemption and subscription transactions between third parties, the fair values of these investments have been reflected within Level 2 in the fair value hierarchy.

Trading Account Assets - Trading account assets consist primarily of asset-backed securities, public corporate bonds and commercial mortgage-backed securities whose fair values are determined consistent with similar instruments described above under "Fixed Maturity Securities."

Equity Securities -Equity securities consist principally of investments in common and preferred stock of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded equity securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. The fair values of preferred equity securities are based on prices obtained from independent pricing services and, in order to validate reasonability, are compared with directly observed recent market trades. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.

Derivative Instruments - Derivatives are recorded at fair value as assets within "Other long-term investments," or as liabilities within "Other liabilities," except for embedded derivatives which are recorded with the associated host contract. The fair values of derivative contracts are determined based on quoted prices in active exchanges or through the use of valuation models. The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility, expected returns, non-performance risk and liquidity as well as other factors. Liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position. Fair values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

All of the Company's derivative positions are traded in the over-the-counter
(OTC) derivative market and is classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models generally accepted in the financial services industry that use actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The fair values of most OTC derivatives, including interest rate and cross currency swaps, are determined using discounted cash flow models. These models' key assumptions include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, non-performance risk and volatility.

To reflect the market's perception of its own and the counterparty's non-performance risk, the Company incorporates an additional spread over London Interbank Offered Rate ("LIBOR") into the discount rate used in determining the fair value of OTC derivative assets and liabilities which are uncollateralized. Most OTC derivative contracts inputs have bid and ask prices that are actively quoted or can be readily obtained from external market data providers. The Company's policy is to use mid-market pricing in determining its best estimate of fair value and classify these derivative contracts as Level 2.

Derivatives classified as Level 3 include first-to-default credit basket swaps and other structured products. These derivatives are valued based upon models with some significant unobservable market inputs or inputs from less actively traded markets. The fair values of first to default credit basket swaps are derived from relevant observable inputs such as: individual credit default spreads, interest rates, recovery rates and unobservable model-specific input values such as correlation between different credits within the same basket. Level 3 methodologies are validated through periodic comparison of the Company's fair values to broker-dealer values.

Cash Equivalents and Short-Term Investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Money market instruments are generally valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in the Cash Equivalents and Short-term Investments category are typically not traded in active markets; however, their fair values are based on market observable inputs and, accordingly, these investments have been classified within Level 2 in the fair value hierarchy.

Other Assets - Other assets carried at fair value include reinsurance recoverables related to the reinsurance of our living benefit guarantees on certain of our variable annuities. These guarantees are described further below in "Future Policy Benefits." Also included in other assets are certain universal life products that contain a no-lapse guarantee provision. The reinsurance agreements covering these guarantees are derivatives and are accounted for in the same manner as an embedded derivative.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Future Policy Benefits - The liability for future policy benefits includes general account liabilities for guarantees on variable annuity contracts, including guaranteed minimum accumulation benefits ("GMAB") and guaranteed minimum income and withdrawal benefits ("GMIWB"), accounted for as embedded derivatives. The fair values of the GMAB and GMIWB liabilities are calculated as the present value of future expected benefit payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models with option pricing techniques. The models are based on a risk neutral valuation framework and incorporate premiums for risks inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. The determination of these risk premiums requires the use of management judgment.

The Company is also required to incorporate the market perceived risk of its own non-performance in the valuation of the embedded derivatives associated with its optional living benefit features and no-lapse feature on certain universal life products. Since insurance liabilities are senior to debt, the Company believes that reflecting the financial strength ratings of the Company in the valuation of the liability appropriately takes into consideration the Company's own risk of non-performance. To reflect the market's perception of its non-performance risk, the Company incorporates an additional spread over LIBOR into the discount rate used in the valuations of the embedded derivatives associated with its optional living benefit features. The additional spread over LIBOR is determined taking into consideration publicly available information relating to the financial strength of the Company. The additional spread over LIBOR incorporated into the discount rate as of December 31, 2010 generally ranged from 50 to 150 basis points for the portion of the interest rate curve most relevant to these liabilities.

Other significant inputs to the valuation models for the embedded derivatives associated with the optional living benefit features of the Company's variable annuity products include capital market assumptions, such as interest rate and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience and give consideration to any observable market data, including market transactions such as acquisitions and reinsurance transactions. Since many of the assumptions utilized in the valuation of the embedded derivatives associated with the Company's optional living benefit features are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 in the fair value hierarchy.

Transfers between Levels 1 and 2 - During the twelve months ended December 31, 2010, there were no material transfers between Level 1 and Level 2.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the three and twelve months ended December 31, 2010, as well as the portion of gains or losses included in income for the three and twelve months ended December 31, 2010 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

                                                                          Year Ended December 31, 2010
                                                    -------------------------------------------------------------------------
                                                                                                       Fixed
                                                                                                    Maturities,
                                                                                          Fixed      Available
                                                    Fixed Maturities,      Fixed       Maturities,  For Sale -
                                                      Available For     Maturities,   Available For Commercial     Equity
                                                     Sale - Foreign    Available For  Sale -Asset-   Mortgage-   Securities,
                                                       Government     Sale -Corporate    Backed       Backed    Available for
                                                          Bonds         Securities     Securities   Securities      Sale
                                                    ----------------- --------------- ------------- ----------- -------------
                                                                                 (in thousands)
Fair value, beginning of period                         $  1,082         $  32,462      $ 135,466    $      -     $  3,833
   Total gains or (losses)
    (realized/unrealized):.........................
      Included in earnings:........................
         Realized investment gains
          (losses), net:...........................            -             (438)        (1,438)           -         (90)
         Asset administration fees and
          other income.............................            -                 -              -           -            -
      Included in other comprehensive
       income (loss)...............................         (11)             1,958          (582)          82      (2,291)
   Net investment income...........................          (1)               328            735         (7)            -
   Purchases, sales, issuances, and
    settlements....................................            -          (14,534)          4,839       5,160          340
   Foreign currency translation....................            -                 -              -           -            -
   Transfers into Level 3 (2)......................            -            30,910          4,525           -            -
   Transfers out of Level 3 (2)....................      (1,070)           (1,636)       (83,775)     (5,235)            -
                                                        --------         ---------      ---------    --------     --------
Fair value, end of period                               $      -         $  49,050      $  59,770    $      -     $  1,792
                                                        ========         =========      =========    ========     ========
Unrealized gains (losses) for the period relating
 to those Level 3 assets that were still held at
 the end of the period (3):
      Included in earnings:........................
         Realized investment gains
          (losses), net:...........................     $      -         $ (1,027)      $   (868)    $      -     $     90
         Asset administration fees and
          other income.............................     $      -         $       -      $       -    $      -     $      -
         Interest credited to policyholder
          account balances.........................     $      -         $       -      $       -    $      -     $      -
      Included in other comprehensive
       income (loss)...............................     $   (11)         $   2,786      $   (634)    $    126     $(2,291)

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)


                                                                     Year Ended December 31, 2010
                                                -----------------------------------------------------------------------
                                                Trading Account
                                                 Asset -Backed     Other                 Separate Account Future Policy
                                                  Securities    Liabilities Other Assets    Assets (1)      Benefits
                                                --------------- ----------- ------------ ---------------- -------------
                                                                            (in thousands)
Fair value, beginning of period                    $  1,182      $  (960)   $    159,618    $  152,675     $   17,539
   Total gains or (losses) (realized/
    unrealized):...............................
      Included in earnings:....................
         Realized investment gains
          (losses), net........................           -           960      (474,147)         (799)        540,017
         Asset administration fees and
          other income.........................           -             -              -             -              -
         Interest credited to
          policyholder account
          balances.............................           -             -              -         9,119              -
      Included in other comprehensive
       income (loss)...........................          18             -          2,465             -              -
   Net investment income.......................           -             -              -             -              -
   Purchases, sales, issuances, and
    settlements................................     (1,200)             -         89,573        37,456      (104,733)
   Foreign currency translation................           -                            -             -              -
   Transfers into Level 3 (2)..................           -             -              -             -              -
   Transfers out of Level 3 (2)................           -             -              -             -              -
                                                   --------      --------   ------------    ----------     ----------

Fair value, end of period                          $      -      $      -   $  (222,491)    $  198,451     $  452,822
                                                   ========      ========   ============    ==========     ==========
Unrealized gains (losses) for the period
 relating to those Level 3 assets that were
 still held at the end of the period (3) :                -             -              -             -              -
      Included in earnings:....................
         Realized investment gains
          (losses), net........................    $      -      $      -   $  (473,023)    $        -     $  499,913
         Asset administration fees and
          other income.........................    $      -      $      -   $          -    $        -     $        -
         Interest credited to
          policyholder account
          balances.............................    $      -      $      -   $          -    $    9,119     $        -
      Included in other comprehensive
       income (loss)...........................    $      -      $      -   $      2,465    $        -     $        -

--------
(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's Consolidated Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Transfers out of Level 3 for Fixed Maturities Available for Sale - Asset-Backed Securities totaled $79.5 million for the year ended December 31, 2010 resulting from the Company's conclusion that the market for asset-backed securities collateralized by sub-prime mortgages has been becoming increasingly active, as evidenced by orderly transactions. The pricing received from independent pricing services could be validated by the Company, as discussed in detail above. Other transfers out of Level 3 were typically due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate. Transfers into Level 3 were primarily the result of significant unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third party pricing services (that could be validated) was utilized.

Changes in Level 3 assets and liabilities - The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2009, as well as the portion of gains or losses included in income for the year ended December 31, 2009 attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2009.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

                                                                              Year Ended December 31, 2009
                                                            ----------------------------------------------------------------
                                                                                                      Fixed
                                                                                         Fixed     Maturities,
                                                                Fixed        Fixed    Maturities,   Available
                                                             Maturities,  Maturities,  Available   For Sale -
                                                            Available For  Available      For      Residential    Equity
                                                            Sale -Foreign For Sale -  Sale -Asset-  Mortgage-   Securities,
                                                             Government    Corporate     Backed      Backed    Available for
                                                                Bonds     Securities   Securities  Securities      Sale
                                                            ------------- ----------- ------------ ----------- -------------
                                                                                     (in thousands)
Fair value, beginning of period                                $  867      $ 13,357    $   43,642  $    6,309    $    968
   Total gains or (losses) (realized/unrealized):..........
      Included in earnings:................................
         Realized investment gains (losses),
          net:.............................................         -       (2,344)      (10,559)           -         (2)
         Asset management fees and other
          income...........................................         -             -             -           -           -
      Included in other comprehensive income
       (loss)..............................................       217         3,991        42,357          43       2,864
   Net investment income...................................       (2)           916         1,004           -           -
   Purchases, sales, issuances, and settlements............         -       (4,636)      (20,381)     (1,252)           -
   Foreign currency translation............................         -             -             -           -           -
   Transfers into Level 3 (2)..............................         -        28,257        89,358           -          49
   Transfers out of Level 3 (2)............................         -       (7,079)       (9,955)     (5,100)        (46)
                                                               ------      --------    ----------  ----------    --------
Fair value, end of period                                      $1,082      $ 32,462    $  135,466  $        -    $  3,833
                                                               ======      ========    ==========  ==========    ========
Unrealized gains (losses) for the period relating to those
 Level 3 assets that were still held at the end of the
 period (3):
      Included in earnings:................................
         Realized investment gains (losses),
          net:.............................................    $    -      $(2,904)    $ (10,020)  $        -    $    (2)
         Asset management fees and other
          income...........................................    $    -      $      -    $        -  $        -    $      -
         Interest credited to policyholder
          account..........................................    $    -      $      -    $        -  $        -    $      -
      Included in other comprehensive income
       (loss)..............................................    $  217      $  3,986    $   42,587  $        -    $  2,864


                                                                            Year Ended December 31, 2009
                                                    -----------------------------------------------------------------------------
                                                    Trading Account
                                                     Asset -Backed               Separate Account                   Future Policy
                                                      Securities    Other Assets    Assets (1)    Other Liabilities   Benefits
                                                    --------------- ------------ ---------------- ----------------- -------------
                                                                                   (in thousands)
Fair value, beginning of period                        $  1,089     $  1,157,884    $  154,316       $  (17,167)    $  (794,640)
   Total gains or (losses)
    (realized/unrealized):.........................
      Included in earnings:........................
         Realized investment gains
          (losses), net............................           -      (1,157,338)       (3,608)            16,207         848,282
         Asset management fees and other
          income...................................          93                -             -                 -               -
         Interest credited to policyholder
          account..................................           -                -      (10,140)                 -               -
      Included in other comprehensive
       income (loss)...............................           -           22,282             -                 -               -
   Net investment income...........................           -                -             -                 -               -
   Purchases, sales, issuances, and
    settlements....................................           -          136,790        17,545                 -        (36,103)
   Foreign currency translation....................           -                -             -                 -               -
   Transfers into Level 3 (2)......................           -                -             -                 -               -
   Transfers out of Level 3 (2)....................           -                -       (5,438)                 -               -
                                                       --------     ------------    ----------       -----------    ------------

Fair value, end of period                              $  1,182     $    159,618    $  152,675       $     (960)    $     17,539
                                                       ========     ============    ==========       ===========    ============

Unrealized gains (losses) for the period relating
 to those Level 3 assets that were still held at
 the end of the period (3) :
      Included in earnings:........................
         Realized investment gains
          (losses), net............................    $      -     $  (788,470)    $        -       $    16,215    $    830,739
         Asset management fees and other
          income...................................    $     93     $          -    $        -       $         -    $          -
         Interest credited to policyholder
          account..................................    $      -     $          -    $ (10,141)       $         -    $          -
      Included in other comprehensive
       income (loss)...............................    $      -     $          -    $        -       $         -    $          -

--------
(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Transfers - Transfers into Level 3 for Fixed Maturities Available for Sale totaled $118 million during 2009. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when information from third party pricing services or models with observable inputs were utilized. Transfers out of Level 3 for Fixed Maturities Available for Sale were primarily due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

The following tables provide a summary of the changes in fair value of Level 3 assets and liabilities for the year ended December 31, 2008, as well as the portion of gains or losses included in income for the year ended December 31, 2008, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2008.

                                                                                 Year Ended December 31, 2008
                                                                    ------------------------------------------------------
                                                                        Fixed        Equity       Other
                                                                     Maturities,   Securities,   Trading
                                                                    Available For Available for  Account
                                                                        Sale          Sale       Assets   Other Liabilities
                                                                    ------------- ------------- --------  -----------------
                                                                                        (in thousands)
Fair value, beginning of period                                       $107,063       $ 4,703    $  1,164      $ (4,768)
   Total gains or (losses) (realized/unrealized):..................          -             -           -              -
      Included in earnings:........................................          -             -           -              -
         Realized investment gains (losses), net...................     (7,165)          (19)          -        (12,399)
         Asset management fees and other income....................          -             -         (75)             -
         Interest credited to policyholder account.................          -             -           -              -
      Included in other comprehensive income (loss)................    (20,006)       (2,365)          -              -
   Net investment income...........................................       (329)            -           -              -
   Purchases, sales, issuances, and settlements....................     41,319             -           -              -
   Transfers into (out of) Level 3 (2).............................    (56,706)       (1,351)          -              -
                                                                      --------       -------    --------      ---------
Fair value, end of period                                             $ 64,176       $   968    $  1,089      $(17,167)
                                                                      ========       =======    ========      =========
Unrealized gains (losses) for the period relating to those level 3 assets that were still held at the end of the period (3):
      Included in earnings:........................................
         Realized investment gains (losses), net...................   $ (5,390)      $   (19)   $      -      $ (12,394)
         Asset management fees and other income....................   $      -       $     -    $    (75)     $       -
         Interest credited to policyholder account.................   $      -       $     -    $      -      $       -
      Included in other comprehensive income (loss)................   $(20,261)      $(2,366)   $      -      $       -

                                                                                  ------------------------------------------
                                                                                               Separate Account Future Policy
                                                                                  Other Assets    Assets (1)      Benefits
                                                                                  ------------ ---------------- -------------
                                                                                                (in thousands)

Fair value, beginning of period                                                    $   48,024      $172,226      $ (35,232)
   Total gains or (losses) (realized/unrealized):................................           -             -               -
      Included in earnings:......................................................           -             -               -
         Realized investment gains (losses), net.................................   1,066,865             -        (739,407)
         Asset management fees and other income..................................           -             -               -
         Interest credited to policyholder account...............................           -       (36,648)              -
      Included in other comprehensive income.....................................      (1,393)            -               -
   Net investment income.........................................................           -             -               -
   Purchases, sales, issuances, and settlements..................................      17,899        18,738         (20,001)
   Transfers into (out of) Level 3 (2)...........................................      26,489             -               -
   Other.........................................................................           -             -               -
                                                                                   ----------      --------      ----------
Fair value, end of period                                                          $1,157,884      $154,316      $(794,640)
                                                                                   ==========      ========      ==========
Unrealized gains (losses) for the period ending relating to those level 3 assets that were still held at the end of the period (3):
      Included in earnings:......................................................
         Realized investment gains (losses), net.................................  $1,067,417      $      -      $ (739,961)
         Asset management fees and other income..................................  $        -      $      -      $        -
         Interest credited to policyholder account...............................  $        -      $(36,648)     $        -
      Included in other comprehensive income (loss)..............................  $   (1,393)     $      -      $        -

(1) Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company's consolidated Statement of Financial Position.
(2) Transfers into or out of Level 3 are generally reported as the value as of the beginning of the quarter in which the transfer occurs.
(3) Unrealized gains or losses related to assets still held at the end of the period do not include amortization or accretion of premiums and discounts.

Transfers - Net transfers out of Level 3 for Fixed Maturities Available for Sale totaled $57 million for the year ended December 31, 2008. Transfers into Level 3 for these investments were primarily the result of unobservable inputs utilized within valuation methodologies and the use of broker quotes when information from third party pricing services was utilized. Partially offsetting these transfers into Level 3 were transfers out of Level 3 due to the use of observable inputs in valuation methodologies as well as the utilization of pricing service information for certain assets that the Company was able to validate.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Derivative Fair Value Information - The following tables present additional information regarding derivative assets and liabilities measured at fair value on a recurring basis. These derivative assets and liabilities are included in "Other long-term investments" or "Other liabilities" in the tables presented above. These tables exclude embedded derivatives which are recorded with the associated host contract.

The table below presents the balance of derivative assets and liabilities measured at fair value on a recurring basis as of the date indicated.

                                              As of December 31, 2010
                                   --------------------------------------------
                                   Level 1 Level 2 Level 3 Netting (1)   Total
                                   ------- ------- ------- ----------- --------
                                                  (in thousands)
Derivative assets:
  Interest Rate                      $-    $19,171   $-     $          $ 19,171
  Currency                            -          -    -                       -
  Credit                              -      1,206    -                   1,206
  Currency/Interest Rate              -      3,627    -                   3,627
  Equity                              -      2,749    -                   2,749
  Netting                             -          -    -      (11,557)   (11,557)
                                     --    -------   --     --------   --------
   Total derivative assets           $-    $26,752   $-     $(11,557)  $ 15,195
                                     ==    =======   ==     ========   ========
Derivative liabilities:
  Interest Rate                      $-    $ 4,738   $-     $      -   $  4,738
  Currency                            -         43    -            -         43
  Credit                              -      1,653    -            -      1,653
  Currency/Interest Rate              -      3,998    -            -      3,998
  Equity                              -      1,125    -            -      1,125
  Netting                             -          -    -      (11,557)   (11,557)
                                     --    -------   --     --------   --------
   Total derivative liabilities      $-    $11,557   $-     $(11,557)  $      -
                                     ==    =======   ==     ========   ========

(1)"Netting" amounts represent cash collateral and the impact of offsetting asset and liability positions held with the same counterparty.

Changes in Level 3 derivative assets and liabilities--The following tables provide a summary of the changes in fair value of Level 3 derivative assets and liabilities for the three and nine months ended December 31, 2010, as well as the portion of gains or losses included in income for the three and nine months ended December 31, 2010, attributable to unrealized gains or losses related to those assets and liabilities still held at December 31, 2010.

                                                                      Year ended
                                                                  December 31, 2010
                                                                  ------------------
                                                                  Other Liabilities
                                                                      Derivative
                                                                  Liability - Credit
                                                                  ------------------
                                                                    (in thousands)
Fair Value, beginning of period                                    $           (960)
   Total gains or (losses) (realized/unrealized):
      Included in earnings:
         Realized investment gains (losses), net                                960
         Asset management fees and other income
   Purchases, sales, issuances and settlements
   Transfers into Level 3
   Transfers out of Level 3
                                                                   ----------------
Fair Value, end of period                                          $              -
                                                                   ================
Unrealized gains (losses) for the period relating to those level
 3 assets that were still held at the end of the period:
      Included in earnings:
         Realized investment gains (losses), net                                  -
         Asset management fees and other income                                   -

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

10. FAIR VALUE OF ASSETS AND LIABILITIES (continued)

Fair Value of Financial Instruments - The Company is required by U.S. GAAP to disclose the fair value of certain financial instruments including those that are not carried at fair value. For the following financial instruments the carrying amount equals or approximates fair value: fixed maturities classified as available for sale, trading account assets, equity securities, securities purchased under agreements to resell, short-term investments, cash and cash equivalents, accrued investment income, separate account assets, securities sold under agreements to repurchase, and cash collateral for loaned securities, as well as certain items recorded within other assets and other liabilities such as broker-dealer related receivables and payables. See Note 11 for a discussion of derivative instruments.

The following table discloses the Company's financial instruments where the carrying amounts and fair values may differ:

                                                        December 31, 2010       December 31, 2009
                                                      ---------------------- ------------------------
                                                       Carrying     Fair      Carrying
                                                        Amount      Value      Amount     Fair Value
                                                      ----------- ---------- ----------- ------------
                                                                      (in thousands)

Assets:
  Commercial mortgage loans                           $ 1,275,022 $1,352,761 $ 1,048,346 $  1,038,323
  Policy loans                                          1,061,607  1,258,411   1,012,014    1,144,641
Liabilities:
Policyholder account balances - Investment contracts      588,200    584,112     507,386      502,033

Commercial mortgage loans

The fair value of commercial mortgage loans are primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate adjusted for the current market spread for similar quality loans.

Policy loans

The fair value of policy loans is calculated using a discounted cash flow model based upon current U.S. Treasury rates and historical loan repayment patterns.

Investment Contracts - Policyholders' Account Balances

Only the portion of policyholders' account balances related to products that are investment contracts (those without significant mortality or morbidity risk) are reflected in the table below. For fixed deferred annuities, payout annuities and other similar contracts without life contingencies, fair values are derived using discounted projected cash flows based on interest rates that are representative of the Company's claims paying ratings, and hence reflect the Company's own nonperformance risk. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value.

11. DERIVATIVE INSTRUMENTS

Types of Derivative Instruments and Derivative Strategies

Interest rate swaps are used by the Company to manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it anticipates acquiring and other anticipated transactions and commitments. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date.

Exchange-traded futures are used by the Company to reduce risks from changes in interest rates, to alter mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, and to hedge against changes in the value of securities it owns or anticipates acquiring or selling. In exchange-traded futures transactions, the Company agrees to purchase or sell a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures and options with regulated futures commissions merchants who are members of a trading exchange.

Currency derivatives, including currency swaps and forwards, are used by the Company to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell.

Under currency swaps, the Company agrees with other parties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

Credit derivatives are used by the Company to enhance the return on the Company's investment portfolio by creating credit exposure similar to an investment in public fixed maturity cash instruments. With credit derivatives the Company can sell credit protection on an identified name, or a basket of names in a first to default structure, and in return receive a quarterly premium. With first to default baskets, the premium generally corresponds to a high proportion of the sum of the credit spreads of the names in the basket. If there is an event of default by the referenced name or one of the referenced names in a basket, as defined by the agreement, then the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced defaulted security or similar security. In addition to selling credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio.

Embedded Derivatives

The Company holds certain externally managed investments in the European market which contain embedded derivatives whose fair value are primarily driven by changes in credit spreads. These investments are medium term notes that are collateralized by investment portfolios primarily consisting of investment grade European fixed income securities, including corporate bonds and asset-backed securities, and derivatives, as well as varying degrees of leverage. The notes have a stated coupon and provide a return based on the performance of the underlying portfolios and the level of leverage. The Company invests in these notes to earn a coupon through maturity, consistent with its investment purpose for other debt securities. The notes are accounted for under U.S. GAAP as available for sale fixed maturity securities with bifurcated embedded derivatives (total return swaps). Changes in the value of the fixed maturity securities are reported in Equity under the heading "Accumulated Other Comprehensive Income" and changes in the market value of the embedded total return swaps are included in current period earnings in "Realized investment gains (losses), net." The Company's maximum exposure to loss from these interests was $91 million at December 31, 2010 and $90 million at December 31, 2009. The fair value of the embedded derivatives included in Fixed maturities, available for sale was a liability of $30 million at December 31, 2010 and $36 million at December 31, 2009.

The fair value of the embedded derivatives included in Future policy benefits was an asset of $453 million as of December 31, 2010 and an asset of $18 million as of December 31, 2009 included in Future policy benefits.

The Company also incorporates risk of non-performance of its affiliates in the valuation of the embedded derivatives associated with our living benefit features on our variable annuity contracts and the no lapse feature of our universal life contracts. We include an additional spread over LIBOR into the discount rate used in the valuation of the embedded derivative liabilities to reflect an increase in market perceived non-performance risk, thereby reducing the value of the embedded derivative assets. The non-performance cannot reduce the value of the liability to a point that the value would go below zero. In that case the value of the liability is floored at zero.

Some of the Company's variable annuity products contain a living benefit feature which is reinsured with an affiliate, Pruco Re. The reinsurance contract contains an embedded derivative related to market performance risk. These embedded derivatives are mark-to-market through "Realized investment gains (losses), net" based on the change in value of the underlying contractual guarantees, which are determined using valuation models. The affiliates maintain a portfolio of derivative instruments that are intended to economically hedge the risks related to the reinsured products' features. The derivatives may include, but are not limited to equity options, total return swaps, interest rate swap options, caps, floors, and other instruments. Also, some variable annuity products include an asset transfer feature to minimize risks inherent in the Company's guarantees which reduces the need for hedges.

Some of the Company's universal life products contain a no-lapse guarantee provision that is reinsured with an affiliate, UPARC. The reinsurance agreement contains an embedded derivative related to the interest rate risk of the reinsurance contract. Interest sensitivity can result in mark-to-market changes in the value of the underlying contractual guarantees, as well as actual activity related to premium and benefits. Realized investment losses were ($18) and ($370) million as of December 31, 2010 and 2009, respectively; primarily due to the change in non-performance risk in the valuation of embedded derivatives.

The Company invests in fixed maturities that, in addition to a stated coupon, provide a return based upon the results of an underlying portfolio of fixed income investments and related investment activity. The Company accounts for these investments as available for sale fixed maturities containing embedded derivatives.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

The table below provides a summary of the gross notional amount and fair value of derivatives contracts, excluding embedded derivatives which are recorded with the associated host, by the primary underlying. Many derivative instruments contain multiple underlyings.

                                               December 31, 2010             December 31, 2009
                                          ---------------------------  -----------------------------
                                                       Fair Value                     Fair Value
                                                   ------------------             ------------------
                                          Notional                      Notional
                                           Amount  Assets  Liabilities   Amount   Assets  Liabilities
                                          -------- ------- ----------- ---------- ------- -----------
 Qualifying Hedge Relationships                                 (in thousands)
Currency/Interest Rate                      46,749   2,193    (1,152)      39,635       -    (1,626)
                                          -------- -------  --------   ---------- -------  --------
 Total Qualifying Hedge Relationships     $ 46,749 $ 2,193  $ (1,152)  $   39,635 $     -  $ (1,626)
                                          ======== =======  ========   ========== =======  ========
 Non-qualifying Hedge Relationships

Interest Rate                             $481,500 $19,170  $ (4,738)  $  695,100 $10,901  $(24,084)

Currency                                     2,109       -       (43)       2,670      10         -

Credit                                      16,900   1,206    (1,653)     112,085  11,173    (4,500)

Currency/Interest Rate                      51,943   1,434    (2,846)      77,586       -    (3,898)

Equity                                      93,955   2,749    (1,125)     355,004   2,300   (10,706)
                                          -------- -------  --------   ---------- -------  --------
Total Non-qualifying Hedge Relationships  $646,407 $24,559  $(10,405)  $1,242,445 $24,384  $(43,188)
                                          ======== =======  ========   ========== =======  ========
Total Derivatives                         $693,156 $26,752  $(11,557)  $1,282,080 $24,384  $(44,814)
                                          ======== =======  ========   ========== =======  ========

Cash Flow Hedges

The Company uses currency swaps in its cash flow hedge accounting relationships. This instrument is only designated for hedge accounting in instances where the appropriate criteria are met. The Company does not use futures, options, credit, and equity or embedded derivatives in any of its cash flow hedge accounting relationships.

The following table provides the financial statement classification and impact of derivatives used in qualifying and non-qualifying hedge relationships, excluding the offset of the hedged item in an effective hedge relationship:

                                                             Year Ended December 31,
                                                          ----------------------------
                                                            2010      2009      2008
                                                          -------  ---------  --------
                                                                 (in thousands)
  Cash flow hedges

  Currency/ Interest Rate
    Net investment income                                 $   529  $     170  $      -
    Other Income                                               89        (22)       14
    Accumulated Other Comprehensive Income (Loss) (1)       2,646     (2,302)    1,063

              Total cash flow hedges                      $ 3,264  $  (2,154) $  1,077
                                                          =======  =========  ========
Non- qualifying hedges
Realized investment gains (losses)
   Interest Rate                                          $25,842  $ (29,765) $(13,247)
   Currency                                                   169        (91)    2,385
   Currency/Interest Rate                                   1,177     (6,537)        -
   Credit                                                  (1,631)     9,885    (4,303)
   Equity                                                     742    (76,567)      (45)
   Embedded Derivatives                                    52,278   (313,243)  275,237
                                                          -------  ---------  --------
              Total non-qualifying hedges                 $78,577  $(416,318) $260,027
                                                          -------  ---------  --------
              Total Derivative Impact                     $81,841  $(418,472) $261,104
                                                          -------  ---------  --------

  (1)  Amounts deferred in Equity

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

For the year ended December 31, 2010, the ineffective portion of derivatives accounted for using hedge accounting was not material to the Company's results of operations and there were no material amounts reclassified into earnings relating to instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur by the anticipated date or within the additional time period permitted by the authoritative guidance for the accounting for derivatives and hedging.

Presented below is a roll forward of current period cash flow hedges in "Accumulated other comprehensive income (loss)" before taxes:

                                                                        (in thousands)
                                                                        --------------
Balance, December 31, 2009                                                 $(2,974)
Net deferred losses on cash flow hedges from January 1 to December 31,
  2010                                                                      (2,870)
Amount reclassified into current period earnings                              6,652
                                                                           --------
Balance, December 31, 2010                                                 $    808
                                                                           ========

As of December 31, 2010, the Company does not have any qualifying cash flow hedges of forecasted transactions other than those related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments. The maximum length of time for which these variable cash flows are hedged is 7 years. Income amounts deferred in "Accumulated other comprehensive income (loss)" as a result of cash flow hedges are included in "Net unrealized investment gains (losses)" in the Consolidated Statements of Stockholders' Equity.

Credit Derivatives Written

The following tables set forth exposure from credit derivatives where the company has written credit protection excluding embedded derivatives contained in externally-managed investments in the European market, by NAIC rating of the underlying credits as of the dates indicated.

                                       -----------------------
                                        December 31, 2010
                                       -----------------------


                                       First to Default Basket
                                       -----------------------
                         NAIC
                      Designation (1)  Notional   Fair Value
                      ---------------  --------   ----------
                                          (in millions)

                            1            $ -         $  -
                            2              -            -
                                         ---         ----
                            3              -            -
                            4              -            -
                            5              -            -
                            6              -            -
                                         ---         ----
                          Total          $ -         $  -
                                         ===         ====

                                       -----------------------
                                        December 31, 2009
                                       -----------------------
                                       First to Default Basket
                                       -----------------------
                         NAIC
                      Designation (1)  Notional   Fair Value
                      ---------------  --------   ----------
                                          (in millions)

                            1            $ -         $  -
                            2             52          (1)
                                         ---         ----
                                          52          (1)
                            3              7            -
                            4              -            -
                            5              5            -
                            6              -            -
                                         ---         ----
                          Total          $64         $(1)
                                         ===         ====

(1) First-to-default credit swap baskets, which may include credits of varying qualities, are grouped above based on the lowest credit in the basket. However, such basket swaps may entail greater credit risk than the rating level of the lowest credit.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

11. DERIVATIVE INSTRUMENTS (continued)

The following table sets forth the composition of credit derivatives where the Company has written credit protection excluding embedded derivatives contained in externally-managed investments in European markets, by industry category as of the dates indicated.

                                       December 31, 2010   December 31, 2009
                                      ------------------- -------------------
                                      Notional Fair Value Notional Fair Value
  Industry                            -------- ---------- -------- ----------
                                                   (in millions)
  Corporate Securities:
      First to Default Baskets(1)           -         -         64      (1)
                                      -------   -------   --------  -------
  Total Credit Derivatives               $  -      $  -      $  64   $  (1)
                                      =======   =======   ========  =======

(1)  Credit default baskets may include various industry categories.

The Company writes credit derivatives under which the Company is obligated to pay the counterparty the referenced amount of the contract and receive in return the defaulted security or similar security. The Company's maximum amount at risk under these credit derivatives, assuming the value of the underlying referenced securities become worthless, is $0 million and $64 million notional of credit default swap ("CDS") selling protection at December 31, 2010 and December 31, 2009 respectively. These credit derivatives generally have maturities of five years or less.

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company's investment portfolio. As of December 31, 2010 the Company had $17 million of outstanding notional amounts, reported at fair value as an asset of $0 million. As of December 31, 2009 the Company had $48 million of outstanding notional amounts, reported at fair value as an asset of $8 million.

Credit Risk

The Company is exposed to credit-related losses in the event of non-performance by our counterparty to financial derivative transactions. Generally, the credit exposure of the Company's over-the-counter (OTC) derivative transactions is represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements.

The Company has credit risk exposure to an affiliate, Prudential Global Funding, LLC related to its over-the-counter derivative transactions. Prudential Global Funding, LLC manages credit risk with external counterparties by entering into derivative transactions with highly rated major international financial institutions and other creditworthy counterparties, and by obtaining collateral where appropriate. The Company effects exchange-traded futures transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of nonperformance by counterparties to such financial instruments.

Under fair value measurements, the Company incorporates the market's perceptions of its own and the counterparty's non-performance risk in determining the fair value of the portion of its OTC derivative assets and liabilities that are uncollateralized. Credit spreads are applied to the derivative fair values on a net basis by counterparty. To reflect the Company's own credit spread a proxy based on relevant debt spreads is applied to OTC derivative net liability positions. Similarly, the Company's counterparty's credit spread is applied to OTC derivative net asset positions.

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS

Commitments

The Company has made commitments to fund $13 million of commercial loans as of December 31, 2010 The Company also made commitments to purchase or fund investments, mostly private fixed maturities, of $58 million as of December 31, 2010.

Contingent Liabilities

On an ongoing basis, the Company's internal supervisory and control functions review the quality of sales, marketing and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of product administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, the Company may offer customers remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected as a result of payments in connection with the matters discussed above or other matters depending, in part, upon the results of operations or cash flow for such period. Management believes, however, that ultimate payments in connection with these matters, after consideration of applicable reserves and rights to indemnification, should not have a material adverse effect on the Company's financial position.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

12. COMMITMENTS, CONTINGENT LIABILITIES AND LITIGATION AND REGULATORY MATTERS (continued)

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of its business. Pending legal and regulatory actions include proceedings relating to aspects of the Company's business and operations that are specific to it and proceedings that are typical of the business in which it operates. In certain of these matters, the plaintiffs may seek large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.

In July 2010, the Company and certain affiliates, as well as other life insurance industry participants, received a formal request for information from the State of New York Attorney General's Office in connection with its investigation into industry practices relating to life insurance policies for which death benefits, unless the beneficiary elects another settlement method, are placed in retained asset accounts, which earn interest and are subject to withdrawal in whole or in part at any time by the beneficiary. The Company is cooperating with this investigation. The Company has also been contacted by state insurance regulators and other governmental entities regarding retained asset accounts. In April 2010, a purported state-wide class action was filed against Prudential Insurance in Nevada state court alleging that Prudential Insurance delayed payment of death benefits and improperly retained undisclosed profits by placing death benefits in retained asset accounts. In January 2011, this action was dismissed. In February 2011, the plaintiff appealed the dismissal. An earlier case by the same plaintiff making substantially the same allegations was dismissed in federal court. In December 2010, a purported state-wide class action was filed in state court against Prudential Insurance and Prudential Financial and removed to federal court in Illinois. The complaint makes allegations under Illinois law substantially similar to the other retained asset account cases on behalf of a class of Illinois residents.

In July 2010, a purported nationwide class action was filed in Massachusetts federal court against Prudential Insurance relating to retained asset accounts associated with life insurance covering U.S. service members and veterans. The Company has moved to dismiss the complaint. In November and December 2010, three additional purported class actions making substantially the same allegations on behalf of the same purported class of beneficiaries were filed against Prudential Insurance and Prudential Financial in New Jersey federal court and were transferred to the Massachusetts federal court by the Judicial Panel on Multi-District Litigation. In October 2010, a purported nationwide class action was filed in Pennsylvania federal court on behalf of beneficiaries of ERISA-governed welfare benefit plans claiming that the use of retained asset accounts violates ERISA. Additional investigations, information requests, hearings, claims, litigation and adverse publicity may arise with respect to the retained asset accounts.

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. It is possible that the Company's results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company's financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company's financial position.

13.RELATED PARTY TRANSACTIONS

The Company has extensive transactions and relationships with Prudential Insurance and other affiliates. Although we seek to ensure that these transactions and relationships are fair and reasonable, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Expense Charges and Allocations

Many of the Company's expenses are allocations or charges from Prudential Insurance or other affiliates. These expenses can be grouped into general and administrative expenses and agency distribution expenses.

The Company's general and administrative expenses are charged to the Company using allocation methodologies based on business production processes. Management believes that the methodology is reasonable and reflects costs incurred by Prudential Insurance to process transactions on behalf of the Company. The Company operates under service and lease agreements whereby services of officers and employees, supplies, use of equipment and office space are provided by Prudential Insurance. The Company reviews its allocation methodology periodically which it may adjust accordingly. General and administrative expenses also include allocations of stock compensation expenses related to a stock option program and a deferred compensation program issued by Prudential Financial. The expense charged to the Company for the stock option program was less than $1 million for the twelve months ended December 31, 2010, 2009 and 2008. The expense charged to the Company for the deferred compensation program was $4 million, $3 million and $2 million for the twelve months ended December 31, 2010, 2009 and 2008, respectively.

The Company receives a charge to cover its share of employee benefits expenses. These expenses include costs for funded and non-funded contributory and non-contributory defined benefit pension plans. Some of these benefits are based on final group earnings and length of service. While others are based on an account balance, which takes into consideration age, service and earnings during career.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Prudential Insurance sponsors voluntary savings plans for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The Company's expense for its share of the voluntary savings plan was $6.2 million, $4.2 million and $3.5 million in 2010, 2009 and 2008, respectively.

The Company's share of net expense for the pension plans was $12.6 million, $8.3 million and $7.7 million in 2010, 2009 and 2008, respectively.

The Company is charged distribution expenses from Prudential Insurance's agency network for both its domestic life and annuity products through a transfer pricing agreement, which is intended to reflect a market based pricing arrangement.

Affiliated Asset Administration Fee Income

Effective April 1, 2009, the Company amended an existing agreement to add AST Investment Services, Inc., formerly known as American Skandia Investment Services, Inc, as a party, whereby the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust, formerly known as American Skandia Trust. Income received from AST Investment Services, Inc. related to this agreement was $51.3 million $14.9 million for the years ended December 31, 2010 and December 31, 2009, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income.

The Company participates in a revenue sharing agreement with Prudential Investments LLC, whereby the Company receives fee income from policyholders' account balances invested in The Prudential Series Fund ("PSF"). Income received from Prudential Investments LLC, related to this agreement were $10 million for the years ended December 31, 2010 and 2009, respectively. These revenues are recorded as "Asset administration fees" in the Consolidated Statements of Operations and Comprehensive Income.

Corporate Owned Life Insurance

The Company has sold four Corporate Owned Life Insurance or, "COLI," policies to Prudential Insurance, and one to Prudential Financial. The cash surrender value included in separate accounts for these COLI policies was $2.061 billion at December 31, 2010 and $1.772 billion at December 31, 2009, respectively.
Fees collected related to these COLI policies were $41 million, $37 million and $32 million for the years ending December 31, 2010, 2009 and 2008, respectively.

Reinsurance with Affiliates

UPARC

The Company, excluding its subsidiaries, reinsures its universal protector policies having no-lapse guarantees with an affiliated company, UPARC. UPARC reinsures 90% of the amount of mortality at risk as well as 100% of the risk of uncollectible policy charges and fees associated with the no-lapse guarantee provision of these policies. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions.

The portion of this reinsurance contract related to mortality is accounted for as reinsurance. Reinsurance recoverables related to the reinsurance agreement were $50 million and $12 million as of December 31, 2010 and December 31, 2009, respectively. Fees ceded to UPARC in 2010, 2009, and 2008 were $102 million, $51 million, and $39 million respectively. Benefits ceded to UPARC in 2010, 2009 and 2008 were $52 million, $48 million and $57 million, respectively. The portion of this reinsurance contract related to the no lapse guarantee provision is accounted for as an embedded derivative. Realized losses were $18 million for the year ended December 31, 2010, compared to realized losses of $370 million for the year ended December 31, 2009, and realized gains of $340 million for the year ended December 31, 2008, primarily due to the impact of interest rate fluctuations and changes in non-performance risk beginning in 2009. The underlying asset is reflected as a reinsurance recoverable in the Company's Consolidated Statements of Financial Position.

PARCC

The Company reinsures 90% of the risk under its term life insurance policies, with effective dates prior to January 1, 2010, exclusive of those reinsured by PAR III (see below) through an automatic coinsurance agreement with PARCC. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $1.826 billion and $1.521 billion as of December 31, 2010 and December 31, 2009, respectively. Premiums ceded to PARCC in 2010, 2009 and 2008 were $785 million, $799 million and $654 million, respectively. Benefits ceded in 2010, 2009 and 2008 were $328 million, $295 million and $249 million, respectively. Reinsurance expense allowances, net of capitalization and amortization were $167 million, $174 million and $130 million for the years ended December 31, 2010, 2009 and 2008, respectively.

PAR TERM

The Company reinsures 95% of the risk under its term life insurance policies with effective dates on or after January 1, 2010 through an automatic coinsurance agreement with PAR TERM. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

Reinsurance recoverables related to this agreement were $91 million as of December 31, 2010. Premiums and benefits ceded to PAR TERM were $102 million and $16 million for the year-ended December 31, 2010, respectively.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Reinsurance expense allowances, net of capitalization and amortization were $24 million for the year ended December 31, 2010.

PAR III

The Company, excluding its subsidiaries, reinsures 90% of the risk under its ROP term life insurance policies with effective dates in 2009 through an automatic coinsurance agreement with PAR III. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement. Reinsurance recoverables related to this agreement were $5 million and $3 million as of December 31, 2010 and 2009, respectively. Premiums ceded to PAR III for the years ended December 31, 2010 and 2009 were $3 million and $2 million, respectively. Benefits ceded in 2010 and 2009 were $461 million and $377 million, respectively.

Reinsurance expense allowances, net of capitalization and amortization were $1 million and $0.8 for the years ended December 31, 2010 and 2009, respectively.

Prudential Insurance

The Company has a yearly renewable term reinsurance agreement with Prudential Insurance and reinsures the majority of all mortality risks not otherwise reinsured. Reinsurance recoverables related to this agreement were $175 million and $53 million as of December 31, 2010 and December 31, 2009. Premiums and fees ceded to Prudential Insurance in 2010, 2009 and 2008 were $355 million, $240 million and $184 million, respectively. Benefits ceded in 2010, 2009 and 2008 were $263 million, $218 million and $172, respectively. In addition, there are two yearly renewable term agreements which the Company can offer on any life in excess of the Company's maximum limit of retention. The Company is not relieved of its primary obligation to the policyholder as a result of this agreement.

The Company has reinsured a group annuity contract with Prudential Insurance, in consideration for a single premium payment by the Company, providing reinsurance equal to 100% of all payments due under the contract. The Company is not relieved of its primary obligation to the policyholders as a result of this agreement. Reinsurance recoverables related to this agreement were $7 million and $8 million as of December 31, 2010 and December 31, 2009, respectively. Benefits ceded were $2 million for both years ended December 31, 2010 and 2009.

Pruco Re

The Company has entered into reinsurance agreements with Pruco Re as part of its risk management and capital management strategies.

Effective March 15, 2010, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its GRO Plus II. Fees ceded on this agreement, included in "Realized investment gains/(losses), net" on the financial statements, were $0.8 million at December 31, 2010.

Effective August 24, 2009, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime 6 Plus and Spousal Highest Daily Lifetime 6 Plus benefit features sold on certain of its annuities. Further, effective March 15, 2010 the Company entered into a coinsurance agreement with Pruco Re providing for 100% reinsurance of such riders, as modified and issued subsequent to March 15, 2010. Fees ceded on these agreements were $38.3 million and $0.2 million as of December 31, 2010 and 2009, respectively.

Effective June 30, 2009, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime 7 Plus and Spousal Highest Daily Lifetime 7 Plus benefit features sold on certain of its annuities. Fees ceded on this agreement were $22.0 million and $6.7 million at December 31, 2010 and 2009, respectively.

Effective January 28, 2008, the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven benefit feature sold on certain of its annuities. Fees ceded on this agreement were $12.8 million, $11.2 million and $4.2 million for the year ended December 31, 2010, 2009, and 2008, respectively.

Effective January 28, 2008 the Company entered into a coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Guaranteed Return Option ("HD GRO") benefit feature sold on certain of its annuities. This agreement was amended effective January 1, 2010 to include a form of the HD GRO benefit feature ("HD GRO II") on business issued after November 16, 2009. Fees ceded on this agreement were $1.4 million for the year ended December 31, 2010, and less than $1 million for the years ended
December 31, 2009, and 2008, respectively.

Since 2006, the Company has in place two coinsurance agreements with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit feature ("HDLT5") and its Spousal Lifetime Five benefit feature ("SLT5"). Fees ceded on the HDLT5 agreement were $4.8 million, $4.8 million, and $5.4 million for the years ended December 31, 2010, 2009, and 2008, respectively. Fees ceded on the SLT5 agreement were $2.3 million, $1.9 million and $2.3 million for December 31, 2010, 2009, and 2008, respectively.

Since 2005 the Company reinsures 100% of the risk on its Lifetime Five benefit feature sold on certain of its annuities through an automatic coinsurance agreement with Pruco Re. Fees ceded on the Lifetime Five agreement were $15.0 million, $15.6 million, and $22.5 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

The Company's reinsurance recoverables related to the above product reinsurance agreements were ($373) million and $9 million as of December 31, 2010 and December 31, 2009, respectively. Realized losses ceded were ($479) million and ($814) million for the years ended December 31, 2010 and December 31, 2009, respectively. The underlying asset is reflected as reinsurance recoverable in the Company's Consolidated Statements of Financial Position.

Taiwan branch reinsurance agreement

On January 31, 2001, the Company transferred all of its assets and liabilities associated with its Taiwan branch, including, its Taiwan insurance book of business, to an affiliate, Prudential Life Insurance Company of Taiwan Inc. ("Prudential of Taiwan").

The mechanism used to transfer this block of business in Taiwan is referred to as a "full acquisition and assumption" transaction. Under this mechanism, the Company is jointly liable with Prudential of Taiwan for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet-matured obligations. Prudential of Taiwan is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company.

The transfer of the insurance related assets and liabilities was accounted for as a long-duration coinsurance transaction under accounting principles generally accepted in the United States. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established.

Affiliated premiums ceded for the periods ended December 31, 2010, 2009 and 2008 from the Taiwan coinsurance agreement were $87 million, $77 million and $77 million, respectively. Affiliated benefits ceded for the periods ended December 31, 2010, 2009 and 2008 from the Taiwan coinsurance agreement were $23 million, $21 million and $21 million, respectively.

Reinsurance recoverable related to the Taiwan coinsurance agreement of $946 million and $786 million at December 31, 2010 and December 31, 2009, respectively. Realized losses ceded were ($18) million and ($370) million for the years ended December 31, 2010 and December 31, 2009, respectively.

Affiliated Asset Transfers

The Company buys and sells assets to and from affiliated companies. The difference between fair market value and book value of these transfers was accounted for in additional paid-in capital.

In December 2010, the Company purchased fixed maturity securities from affiliated companies, PALAC and Pruco Re. The investments included public bonds. The securities purchased from PALAC were recorded at an amortized cost of $256.4 million and a fair value of $291.9 million. The securities purchased from Pruco Re were recorded at an amortized cost of $76.3 million and a fair value of $81.0 million. As stated above, the difference between fair market value and book value of these transfers was accounted for in additional paid-in capital.

In December 2010, the Company amended certain of its affiliated reinsurance treaties to change the settlement mode from monthly to annual. As a result of these treaty amendments, we were required to pay our reinsurers, Prudential Insurance and UPARC, the premium difference that resulted. Settlement of this premium difference was made by transfers of securities of $120 million to Prudential Insurance, and $35 million to UPARC.

During 2009, the Company purchased fixed maturity securities from an affiliated company, Prudential Insurance. The investments included public bonds. These securities were recorded at an amortized cost of $168 million and a fair value of $168 million.

During 2009, the Company purchased fixed maturity securities from an affiliated company, PARCC. The investments included public bonds. These securities were recorded at an amortized cost of $85 million and a fair value of $89 million.

Affiliated Loan Agreements

During 2009, the Company issued a loan for $105 million with an affiliate, Prudential International Insurance Holdings.

Debt Agreements

On December 20, 2010, the Company borrowed $650 million from Prudential Insurance. This loan has an interest rate of 3.47% and matures on December 21, 2015. The total related interest expense to the Company was $689 thousand for the year ended December 31, 2010.

On November 15, 2010 the Company borrowed $245 million from Prudential Financial. This loan has an interest rate of 3.01% and matures on November 13, 2015. The total related interest expense to the Company was $941 thousand for the year ended December 31, 2010.

On October 8, 2010, the Company borrowed $225 million from Prudential Financial. This loan had an interest rate of 2.82% and was subsequently paid off on December 20, 2010. The total related interest expense to the Company was $1.3 million for the year ended December 31, 2010.

Pruco Life Insurance Company
Notes to Consolidated Financial Statements
--------------------------------------------------------------------------------

13. RELATED PARTY TRANSACTIONS (continued)

Derivative Trades

In the ordinary course of business, the Company enters into over-the-counter ("OTC") derivative contracts with an affiliate, Prudential Global Funding, LLC. For these OTC derivative contracts, Prudential Global Funding, LLC has a substantially equal and offsetting position with an external counterparty.

14.QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2010 and 2009 are summarized in the table below:

                                                                    Three months ended
                                                   -----------------------------------------------------
                                                     March 31      June 30     September 30 December 31
                                                   -----------------------------------------------------
                                                                      (in thousands)
2010
----
Total revenues                                       $  303,116   $    417,824   $  314,011   $  302,047
Total benefits and expenses                             239,398        642,263     (77,111)    (109,433)
Income/(Loss) from operations before income taxes        63,718      (224,439)      391,122      411,480
Net income/(loss)                                    $   57,222   $  (144,791)   $  276,974   $  280,663
                                                   ============ ============== ============ ============

2009
----
Total revenues                                       $ (89,035)   $    239,841   $  258,896   $  331,726
Total benefits and expenses                             671,273       (71,911)      128,146      215,671
Income/(Loss) from operations before income taxes     (760,308)        311,752      130,750      116,055
Net income/(loss)                                    $(466,220)   $    168,816   $  157,304   $   74,309
                                                   ============ ============== ============ ============

                                    PART C

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)FINANCIAL STATEMENTS

(1) Financial Statements of the Subaccounts of Pruco Life Flexible Premium Variable Annuity Account (Registrant) consisting of the Statement of Net Assets as of December 31, 2010; the Statement of Operations for the period ended December 31, 2010; the Statements of Changes in Net Assets for the periods ended December 31, 2010 and December 31, 2009; and the Notes relating thereto appear in the statement of additional information. (Part B of the Registration Statement).

(2) Consolidated Statements of Pruco Life Insurance Company (Depositor) and its subsidiaries consisting of the Consolidated Statements of Financial Position as of December 31, 2010 and 2009; and the related Consolidated Statements of Operations, Changes in Stockholder's Equity and Cash Flows for the years ended December 31, 2010, 2009, and 2008; and the Notes to the Consolidated Financial Statements appear in the Statement of Additional Information (Part B of the Registration Statement).

(b) Exhibits are attached as indicated (all previously filed exhibits, as noted below, are incorporated herein by reference).

(1) Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity
        Account. (Note 2)

(2)     Agreements for custody of securities and similar investments--Not
        Applicable.

(3) (a) Form of Selected Broker Agreement used by PIMS. (Note 3)

    (b) Distribution and Underwriting Agreement between Prudential Annuities
        Distributors, Inc. "PAD" (Underwriter) and Pruco Life Insurance
        Company (Depositor). (Note 16)

(4) (a) The Prudential Premier Variable Annuity B Series, L Series and X
        Series certificate issued under group annuity contract (including schedule pages for each Series). (Note 1)

    (b) The Prudential Premier Variable Annuity B Series, L Series and X
        Series individual annuity contract (including schedule pages for each Series). (Note 1)

    (c) Guaranteed Minimum Income Benefit Rider. (Note 1)

    (d) Guaranteed Minimum Income Benefit Schedule Supplement. (Note 1)

    (e) Periodic Value Death Benefit Rider. (Note 1)

    (f) Periodic Value Death Benefit Schedule Supplement. (Note 1)

    (g) Combination Roll-up Value and Periodic Value Death Benefit Rider.
        (Note 1)

    (h) Combination Roll-up Value Death Benefit Schedule Supplement. (Note 1)

    (i) Guaranteed Minimum Payments Benefit Rider. (Note 1)

    (j) Guaranteed Minimum Payments Benefit Schedule Supplement. (Note 1)

    (k) Enhanced Dollar Cost Averaging Rider. (Note 1)

    (l) Enhanced Dollar Cost Averaging Schedule Supplement. (Note 1)

    (m) Longevity Credit Rider. (Note 1)

    (n) Individual Retirement Annuity Endorsement. (Note 1)

    (o) Roth Individual Retirement Annuity Endorsement. (Note 1)

    (p) 403(b) Annuity Endorsement. (Note 1)

    (q) Medically Related Surrender Provision Endorsement. (Note 1)

    (r) Endorsement Rider: Joint and Survivor Guaranteed Minimum Payments
        Benefit (Spousal Lifetime Five) (Note 12)

    (s) Highest Daily lifetime Five Benefit Rider (Enhanced) (Note 14)

    (t) (Highest Daily Lifetime Five Schedule Supplement) (Note 15)

    (u) Highest Daily Lifetime Seven Benefit Rider (Note 16)

    (v) Rider for Highest Daily Lifetime Seven with Beneficiary Income Option
        (Note 18)

    (w) Rider for Highest Daily Lifetime Seven with Lifetime Income
        Accelerator (Note 18)

    (x) Schedule Supplement for Highest Daily Lifetime Seven with Beneficiary
        Income Option (Note 18)

    (y) Schedule Supplement for Highest Daily Lifetime Seven with Lifetime
        Income Accelerator (Note 18)

    (z) Highest Daily Lifetime 7 Plus Benefit Rider. (Note 19)

   (aa) Schedule Supplement for Highest Daily Lifetime 7 Plus. (Note 19)

   (ab) Highest Daily Lifetime Seven Benefit Schedule Supplement. (Note 19)

   (ac) Highest Daily Lifetime Five Benefit Schedule Supplement. (Note 19)

   (ad) Beneficiary Annuity Endorsement. (Note 19)

   (ae) Beneficiary Individual Retirement Annuity Endorsement. (Note 19)

   (af) Beneficiary Roth Individual Retirement Annuity Endorsement. (Note 19)

   (ag) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Benefit
        Rider. (Note 19)

   (ah) Highest Daily Lifetime 7 Plus with Beneficiary Income Option Schedule
        Supplement. (Note 19)

   (ai) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
        Benefit Rider. (Note 19)

   (aj) Highest Daily Lifetime 7 Plus with Lifetime Income Accelerator
        Schedule Supplement. (Note 19)

   (ak) Highest Daily Lifetime 6 Plus schedule (SCH-HD6-8/09) (Note 20)

   (al) Highest Daily Lifetime 6 Plus Rider (RID-HD6-8/09) (Note 20)

   (am) Highest Daily Lifetime 6 Plus W/LIA Benefit Schedule
        (SCH-HD6-LIA-8/09) (Note 20)

   (an) Highest Daily Lifetime 6 Plus W/LIA Benefit Rider (RID-HD6-LIA-8/09)
        (Note 20)

   (ao) Highest Daily GRO II Benefit rider (RID-HD GRO-11/09) (Note 21)

   (ap) Highest Daily GRO II Benefit Schedule (SCH-HD GRO-11/09) (Note 21)

   (aq) Highest Daily GRO CAP Benefit Schedule (SCH-HDGROCAP-11/09) (Note 21)

   (ar) Form of Highest Daily GRO II Benefit Schedule Supplement
        (P-SCH-HDGRO(11/09)((8/10)) (Note 23)

   (as) Form of Highest Daily GRO Benefit Schedule Supplement
        (P-SCH-HDGROCAP(11-09)(8/10)) (Note 23)

(5) (a) Application form for the Contract. (Note 13)

(6) (a) Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. (Note 4)

    (b) By-laws of Pruco Life Insurance Company, as amended through May 6,
        1997. (Note 5)

(7)     Contract of reinsurance in connection with variable annuity contracts:

    (a) Coinsurance Agreement for LT5WB. (Note 1)

    (b) Coinsurance Agreement for SLT5. (Note 13)

    (c) Coinsurance Agreement for HDLT5. (Note 15)

    (d) Amendment 1 to Coinsurance Agreement for LT5WB. (Note 22)

    (e) Amendment 1 to Coinsurance Agreement for HDLT5. (Note 22)

    (f) Amendment 2 to Coinsurance Agreement for HDLT5. (Note 22)

    (g) Coinsurance Agreement for HD6+. Filed (Note 22)

    (h) Coinsurance Agreement for HD7+. Filed (Note 22)

    (i) Coinsurance Agreement for HD7. Filed (Note 22)

    (j) Coinsurance Agreement for HD GRO. (Note 22)

    (k) Amendment 1 to Coinsurance Agreement for HD GRO. (Note 22)

(8) Other material contracts performed in whole or in part after the date the registration statement is filed:

        (a)Form of Fund Participation Agreement. (Note 6)

        (b)Sample Rule 22C-2 Agreement. (Note 16)

(9)       Opinion of Counsel. (Note 22)

(10) (a)  Written Consent of Independent Registered Public Accounting Firm.
          Filed Herewith.

(11)      All financial statements omitted from Item 23, Financial
          Statements--Not Applicable.

(12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter, or initial Contract owners--Not Applicable.

(13)      Powers of Attorney.

    (a)   James J. Avery, Jr. (Note 17)

    (b)   Bernard J. Jacob (Note 17)

    (c)   Scott D. Kaplan (Note 17)

    (d)   Stephen Pelletier (Note 18)

    (e)   Richard F. Vaccaro, Thomas J. Diemer, Robert M. Falzon. (Note 22)

    (f)   Steven Weinreb (Note 24)

(Note 1) Incorporated by reference to Form N-4, Registration No. 333-130989, filed January 12, 2006 on behalf of the Pruco life Flexible Premium
          Variable Annuity Account.

(Note 2) Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium
          Variable Annuity Account.

(Note 3)  Incorporated by reference to Post-Effective Amendment No. 6 to Form
          N-4, Registration No.333-06701, filed April 15, 1999 on behalf of the
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 4) Incorporated by reference to the initial registration on Form S-6, Registration No. 333-07451, filed July 2, 1996, on behalf of the
          Pruco Life Variable Appreciable Account.

(Note 5) Incorporated by reference to Form 10-Q as filed August 15, 1997, on behalf of Pruco Life Insurance Company.

(Note 6) Incorporated by reference to Form N-4, Registration No. 333-06701, filed June 24, 1996 on behalf of the Pruco Life Flexible Premium
          Variable Annuity Account.

(Note 7) Incorporated by reference to the initial registration on Form N-4, Registration No. 333-37728, filed May 24, 2000 on behalf of the Pruco
          Life Flexible Premium Variable Annuity Account.

(Note 8)  Incorporated by reference to Post-Effective Amendment No. 2 to Form
          S-6, Registration No. 333-07451, filed June 25, 1997 on behalf of the
          Pruco Life Variable Appreciable Account.

(Note 9) Incorporated by reference to Form S-6, Registration No. 333-49332, filed November 3, 2000 on behalf of the Pruco Life Variable Universal
          Account.

(Note 10) Incorporated by reference to Post-Effective Amendment No. 39, Form
          N-4 to Registration No. 333-37728, filed November 14, 2003 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 11) Incorporated by reference to Post-Effective Amendment No. 14, Form
          N-4, Registration No.: 333-37728, filed November 15, 2004 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 12) Incorporated by reference to Post-Effective Amendment No. 9, Form
          N-4, Registration No.: 333-75702, filed December 9, 2005 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 13) Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4,
          Registration No. 333-130989, filed April 14, 2006 on behalf of Pruco
          Life Flexible Premium Variable Annuity Account.

(Note 14) Incorporated by reference to Post-Effective Amendment No. 1, Form
          N-4, Registration No. 333-130989, filed October 6, 2006 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 15) Incorporated by reference to Post-Effective Amendment No. 18 to Form
          N-4, Registration No. 333-75702 on behalf of Pruco Life Flexible
          Premium Variable Annuity Account.

(Note 16) Incorporated by reference to Post-Effective Amendment No. 9, Form
          N-4, Registration No. 333-130989, filed December 18, 2007 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(Note 17) Incorporated by reference to Post-Effective Amendment No. 10, Form
          N-4, Registration No. 333-130989, filed April 15, 2008 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 18) Incorporated by reference to Post-Effective Amendment No. 14 to
          Registration No. 333-130989, filed October 31, 2008 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 19) Incorporated by reference to Post-Effective Amendment No. 17 to
          Registration No. 333-130989, filed January 28, 2009 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 20) Incorporated by reference to Post-Effective Amendment No. 21, Form
          N-4, Registration No. 333-130989, filed June 1, 2009 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 21) Incorporated by reference to Post-Effective Amendment No. 23 to Form
          N-4, Registration No. 333-130989, filed August 27, 2009 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 22) Incorporated by reference to Post-Effective Amendment No. 25 to Form
          N-4, Registration No. 333-130989, filed April 16, 2010 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 23) Incorporated by reference to Post-Effective Amendment No. 26 to Form
          N-4, Registration No. 333-130989, filed July 1, 2010 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

(Note 24) Incorporated by reference to Post-Effective Amendment No.4, Form N-4,
          Registration No. 333-162676, filed December 6, 2010 on behalf of
          Pruco Life Flexible Premium Variable Annuity Account.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR (engaged directly or indirectly in Registrant's variable annuity business):

The directors and major officers of Pruco Life are listed below:

 Name and Principal Business Address     Position and Offices with Depositor
 -----------------------------------    -------------------------------------
 James J. Avery, Jr.                    Director
 213 Washington Street
 Newark, NJ 07102-2992

 Thomas C. Castano                      Chief Legal Officer, Secretary
 213 Washington Street
 Newark, NJ 07102-2992

 Thomas J. Diemer                       Vice President and Director
 213 Washington Street
 Newark, NJ 07102-2992

 Robert M. Falzon                       Director and Treasurer
 213 Washington Street
 Newark, NJ 07102-2992

 Bernard J. Jacob                       Director
 213 Washington Street
 Newark, NJ 07102-2992

 Scott D. Kaplan                        Director, Chief Executive Officer,
 213 Washington Street                  and President
 Newark, NJ 07102-2992

 James M O'Connor                       Senior Vice President and Actuary
 200 Wood Avenue South
 Iselin, NJ 08830-2706

 Stephen Pelletier                      Director
 One Corporate Drive
 Shelton, CT 06484-6208

 Richard F. Vaccaro                     Director
 213 Washington Street
 Newark, NJ 07102-2992

 Steven Weinreb                         Vice President, Chief Accounting
 213 Washington Street                  Officer and Chief Financial Officer
 Newark, NJ 07102-2917

 Candace J. Woods                       Senior Vice President, Chief Actuary,
 751 Broad Street                       and Appointed Actuary
 Newark, NewJersey 07102-3714

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.

The subsidiaries of Prudential Financial Inc. ("PFI") are listed in the Exhibits to the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed during February of 2011, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2011 there were 30,698 owners of the B series, 54,579 owners of the L series and 43,557 owners of the X series.

ITEM 28. INDEMNIFICATION

The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

Arizona, the state of organization of Pruco Life Insurance Company ("Pruco"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco's By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Prudential Annuities Distributors, Inc. (PAD)

PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.

(b) Information concerning the Directors and Officers of PAD is set forth below:

                                       POSITIONS AND OFFICES
NAME                                      WITH UNDERWRITER
----                              ---------------------------------

Michael Bohm                      Treasurer
751 Broad Street
Newark, New Jersey 07102-3714

Timothy S. Cronin                 Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484

Thomas J. Diemer                  Senior Vice President and
213 Washinton St                  Director
Newark, New Jersey 07102-2992

Yolanda M. Doganay                Chief Financial Officer and
213 Washington Street             Controller
Newark, New Jersey 07102-2917

Joseph D. Emanuel                 Senior Vice President, Secretary
One Corporate Drive               and Chief Legal Officer
Shelton, Connecticut 06484

Bruce Ferris                      Executive Vice President and
One Corporate Drive               Director
Shelton, Connecticut 06484

George M. Gannon                  President, Chief Executive
2101 Welsh Road                   Officer, Director and Chief
Dresher, Pennsylvania 19025-5001  Operations Officer

Jacob M. Herschler                Senior Vice President and
One Corporate Drive               Director
Shelton, Connecticut 06484

Steven P. Marenakos               Senior Vice President and
One Corporate Drive               Director
Shelton, Connecticut 06484

Robert F. O'Donnell               Senior Vice President and
One Corporate Drive               Director
Shelton, Connecticut 06484

Yvonne Rocco                      Senior Vice President
213 Washington Street
Newark, New Jersey 07102-2992

Timothy Seifert                   Senior Vice President
One Corporate Drive
Shelton, Connecticut 06484-6208

Steven B. Toss                    Vice President and Chief
One Corporate Drive               Compliance Officer
Shelton, Connecticut 06484

--------
(c) Commissions received by PAD during last fiscal year with respect to annuities issued by Pruco Life.

                                    Net Underwriting Discounts Compensation on  Brokerage
Name of Principal Underwriter            and Commissions         Redemption    Commissions Compensation
-----------------------------       -------------------------- --------------- ----------- ------------
Prudential Annuities
  Distributions, Inc*..............        $790,486,771             $-0-          $-0-         $-0-

--------
* PAD did not retain any of these commissions

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books or other documents required to be maintained by Section 31

(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

Summary of any contract not discussed in Part A or Part B of the registration statement under which management-related services are provided to the Registrant--Not Applicable.

ITEM 32. UNDERTAKINGS

(a) Registrant undertakes to file a post-effective amendment to this Registrant Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a statement of additional information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a statement of additional information.

(c) Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the U.S. Securities and Exchange Commission to the American Council of Life Insurance on
November 28, 1988.

(e) Pruco Life hereby represents that the fees and charges deducted under the contracts described in this Registration Statement are in the aggregate reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this post-effective amendment to be signed on its behalf in the City of Newark and the State of New Jersey on this 15th day of April, 2011.

           THE PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

                                  Registrant

                       By: Pruco Life Insurance Company
                                   Depositor

                                         /s/ Scott D. Kaplan
                                         ---------------------------------
                                         Scott D. Kaplan
                                         President and Chief Executive
                                         Officer

                      Pruco Life Insurance Company
                                Depositor

                                  By:    /s/ Scott D. Kaplan
                                         ---------------------------------
                                         Scott D. Kaplan
                                         President and Chief Executive
                                         Officer

                                  SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated on behalf of the Depositor.

                              Signature and Title


*
----------------------------------
JAMES J. AVERY JR.
DIRECTOR                                   Date: April 15, 2011

*                                   *By:   /s/ Thomas C. Castano
----------------------------------         ---------------------------------
SCOTT D. KAPLAN
DIRECTOR, PRESIDENT AND CHIEF              THOMAS C. CASTANO
EXECUTIVE OFFICER                          CORPORATE COUNSEL

*
----------------------------------
STEVEN WEINREB
CHIEF FINANCIAL OFFICER AND
CHIEF ACCOUNTING OFFICER

**                                  **By:  C. Christopher Sprague
----------------------------------         ---------------------------------
BERNARD J. JACOB                           C. CHRISTOPHER SPRAGUE
DIRECTOR                                   CORPORATE COUNSEL

*
----------------------------------
THOMAS J. DIEMER
DIRECTOR

*
----------------------------------
STEPHEN PELLETIER
DIRECTOR

*
----------------------------------
ROBERT M. FALZON
DIRECTOR

*
----------------------------------
RICHARD F. VACCARO
DIRECTOR

                                   Exhibits

10.    Written Consent of Independent Registered Public Accounting Firm.